UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Global Macro Absolute Return Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Global Macro Absolute Return Fund

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The world’s financial markets posted broad gains for the 12-month period ended October 31, 2023. During the period, inflation moderated in many countries, the U.S. economy outperformed expectations, and credit spreads generally tightened. These and other positive dynamics overshadowed concerns about rising global bond yields and heightened geopolitical tensions, including renewed conflict in the Middle East.
The U.S. Federal Reserve (the Fed) raised short-term interest rates during the period, and the cumulative effects of the monetary tightening cycle that began in March 2022 helped reduce U.S. inflation. As a result, the Fed slowed its pace of interest rate increases and signaled that it was nearing the end of its rate hiking campaign. The U.S. economy was resilient in the higher rate environment, posting solid growth as strength in the labor market supported healthy levels of consumer spending.
Inflation also eased in Europe, where the European Central Bank and Bank of England joined the Fed in slowing interest rate increases. However, European economic growth was sluggish amid elevated energy costs, a downturn in global trade, and higher borrowing costs. The prevalence of adjustable-rate mortgages in the U.K. and Southern Europe was particularly challenging for consumers in these regions. While wage gains helped offset the impact of higher household expenses, the U.K. unemployment rate rose and the eurozone labor market showed signs of softening late in the period.
In emerging markets (EM), China ended its zero-COVID policy early in the period, triggering a rebound in economic activity. However, the recovery quickly lost momentum due to several factors, including a drop in consumer confidence and a desire among developed-market (DM) companies to become less dependent on Chinese manufacturing. China’s economy stabilized in the final months of the period, bolstered by various stimulus measures. Nonetheless, the Chinese government seemed more focused on national security interests than economic growth.
During the period, numerous EM countries, including Mexico and several Southeast Asian nations in particular, benefited from DM companies’ efforts to diversify their supply chains beyond China. In addition, because EM central banks were generally ahead of their DM peers in addressing rising inflation risks, many EM central banks were able to cut interest rates during the period -- moves that supported economic growth and asset prices. For the period as a whole, the U.S. dollar broadly weakened, providing another tailwind for EM assets.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Global Macro Absolute Return Fund (the Fund) returned 8.86% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the Index), which returned 4.77%.
The Fund’s interest rate exposure was the largest contributor to its performance during the period, followed by its currency and sovereign credit exposures. The Fund’s limited allocations to equities and corporate credit also positively impacted returns. Conversely, the Fund’s commodity exposure detracted from performance.
By region, Eastern Europe and Latin America made the largest contributions to returns during the period. In Eastern Europe, the Fund’s long Ukrainian local bond position performed especially well as Western allies provided military aid to the Ukrainian government and liquidity conditions in Ukraine improved. In Latin America, the Fund’s long local bond position in the Dominican Republic was a top contributor to returns, benefiting from solid economic growth and falling inflation in the country.
Investments in Western Europe and the Dollar Bloc -- Canada, New Zealand, and Australia -- also made significant contributions to performance during the period. A long position in Greek equities added significant value in Western Europe, as the Greek stock market surged amid a broad rally in global equities and a market-friendly outcome to the country’s national elections. In the Dollar Bloc, a long position in the Australian dollar versus a short position in the New Zealand dollar was advantageous.
Asia and the Middle East & Africa (MEA) region made solid, yet more modest, contributions to the Fund’s returns, helped by long sovereign credit positions in Sri Lanka and Tanzania alongside the broad tightening in credit spreads during the period. However, gains in Asia and MEA were dampened by other positions that performed poorly, including short sovereign credit positions in Malaysia and South Africa.
The Fund used derivatives extensively to hedge select undesired risk exposures, as well as to gain select desired risk exposures. Some of the notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly detracted from returns during the period. In particular, currency forwards used to gain long and short exposure to select currencies around the world detracted from returns, as did credit default swaps used to gain long and short exposure to certain sovereign credits, which also acted as hedges to other exposures in certain cases. Additionally, interest rate swaps used to gain select exposures as well as hedge others modestly weighed on Fund performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Performance

Portfolio Manager(s) Patrick Campbell, CFA, Kyle Lee, CFA, Federico Sequeda, CFA each of Eaton Vance Management and Hussein Khattab, CFA of Eaton Vance Advisers International Ltd.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	10/31/1997	8.86%	3.60%	2.79%
Class A with 3.25% Maximum Sales Charge	—	—	5.27	2.91	2.44
Class C at NAV	10/01/2009	10/31/1997	8.06	2.87	2.21
Class C with 1% Maximum Deferred Sales Charge	—	—	7.06	2.87	2.21
Class I at NAV	06/27/2007	10/31/1997	9.17	3.88	3.09
Class R at NAV	04/08/2010	10/31/1997	8.62	3.36	2.57
Class R6 at NAV	05/31/2017	10/31/1997	9.27	3.98	3.14

ICE BofA 3-Month U.S. Treasury Bill Index	—	—	4.77%	1.77%	1.16%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R	Class R6
	1.09%	1.84%	0.84%	1.33%	0.77%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$12,446	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,356,310	N.A.
Class R	$10,000	10/31/2013	$12,896	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2013	$6,811,219	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Fund Profile

Asset Allocation (% of net assets)[1]
Foreign Currency Exposures (% of net assets)[2]
Iceland	2.6%
Dominican Republic	2.5
Australia	2.4
Uzbekistan	2.2
Hungary	1.9
Serbia	1.9
Canada	1.6
India	1.5
Korea, South	1.4
Uruguay	1.2
Armenia	1.1
Mexico	1.0
Other	0.6 [4]
Saudi Arabia	-1.0
Oman	-1.2
Bahrain	-1.5
Philippines	-2.1
New Zealand	-2.3
China	-3.7
Euro	-6.7
Total Long	26.2%
Total Short	-22.8%
Total Net	3.4%

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
[1]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
2 Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.
3 Net of securities sold short.
4 Includes amounts each less than 1.0% or –1.0%, as applicable.
4

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
A long position is the purchase of an investment with the expectation that it will rise in value.
A short position is the sale of a borrowed investment with the expectation that it will decline in value.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

5

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,026.60	$ 7.61	1.49%
Class C	$1,000.00	$1,021.60	$11.31	2.22%
Class I	$1,000.00	$1,026.70	$ 6.23	1.22%
Class R	$1,000.00	$1,024.10	$ 8.78	1.72%
Class R6	$1,000.00	$1,028.40	$ 5.88	1.15%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.69	$ 7.58	1.49%
Class C	$1,000.00	$1,014.01	$11.27	2.22%
Class I	$1,000.00	$1,019.06	$ 6.21	1.22%
Class R	$1,000.00	$1,016.54	$ 8.74	1.72%
Class R6	$1,000.00	$1,019.41	$ 5.85	1.15%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
6

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Global Macro Portfolio, at value (identified cost $1,896,357,131)	$ 1,792,136,435
Receivable for Fund shares sold	11,409,971
Total assets	$1,803,546,406
Liabilities
Payable for Fund shares redeemed	$ 2,873,759
Payable to affiliates:
Distribution and service fees	50,365
Trustees' fees	42
Accrued expenses	478,095
Total liabilities	$ 3,402,261
Net Assets	$1,800,144,145
Sources of Net Assets
Paid-in capital	$ 2,462,941,986
Accumulated loss	(662,797,841)
Net Assets	$1,800,144,145
Class A Shares
Net Assets	$ 148,688,732
Shares Outstanding	18,228,236
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.16
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 8.43
Class C Shares
Net Assets	$ 21,089,315
Shares Outstanding	2,574,870
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 8.19
Class I Shares
Net Assets	$ 1,401,232,898
Shares Outstanding	172,137,853
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.14
Class R Shares
Net Assets	$ 1,171,353
Shares Outstanding	143,334
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.17
7
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Statement of Assets and Liabilities — continued

October 31, 2023
Class R6 Shares
Net Assets	$227,961,847
Shares Outstanding	28,024,098
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.13
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
8
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $104,156)	$ 10,355,839
Interest and other income allocated from Portfolio (net of foreign taxes withheld of $1,217,757)	121,389,075
Expenses, excluding interest and dividend expense, allocated from Portfolio	(11,652,370)
Interest and dividend expense allocated from Portfolio	(6,652,668)
Total investment income from Portfolio	$ 113,439,876
Expenses
Distribution and service fees:
Class A	$ 442,832
Class C	246,373
Class R	6,492
Trustees’ fees and expenses	500
Custodian fee	63,000
Transfer and dividend disbursing agent fees	1,435,964
Legal and accounting services	83,800
Printing and postage	167,215
Registration fees	115,836
Miscellaneous	36,510
Total expenses	$ 2,598,522
Net investment income	$ 110,841,354
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $267,910)	$ (187,450,530)
Written options	920
Securities sold short	(769,825)
Futures contracts	17,099,665
Swap contracts	(12,239,645)
Foreign currency transactions	(7,268,536)
Forward foreign currency exchange contracts	3,519,479
Non-deliverable bond forward contracts	6,414,099
Net realized loss	$(180,694,373)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $3,047)	$ 285,303,491
Written options	58,487
Securities sold short	2,271,798
Futures contracts	(19,741,273)
Swap contracts	(18,489,493)
Foreign currency	2,248,951
Forward foreign currency exchange contracts	(20,545,732)
Non-deliverable bond forward contracts	(972,046)
Net change in unrealized appreciation (depreciation)	$ 230,134,183
Net realized and unrealized gain	$ 49,439,810
Net increase in net assets from operations	$ 160,281,164
9
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 110,841,354	$ 115,574,082
Net realized gain (loss)	(180,694,373)	110,827,016
Net change in unrealized appreciation (depreciation)	230,134,183	(319,960,670)
Net increase (decrease) in net assets from operations	$ 160,281,164	$ (93,559,572)
Distributions to shareholders:
Class A	$ (7,161,278)	$ (8,063,152)
Class C	(976,813)	(1,034,667)
Class I	(67,278,432)	(66,924,119)
Class R	(58,071)	(49,057)
Class R6	(11,553,886)	(13,033,990)
Total distributions to shareholders	$ (87,028,480)	$ (89,104,985)
Tax return of capital to shareholders:
Class A	$ (1,392,886)	$ (1,174,555)
Class C	(187,468)	(156,590)
Class I	(13,198,515)	(10,455,314)
Class R	(11,216)	(7,965)
Class R6	(2,239,903)	(1,997,959)
Total tax return of capital to shareholders	$ (17,029,988)	$ (13,792,383)
Transactions in shares of beneficial interest:
Class A	$ (19,774,332)	$ (95,399,484)
Class C	(6,429,832)	(7,095,253)
Class I	(54,773,375)	(290,445,028)
Class R	(134,355)	114,208
Class R6	(31,965,995)	(96,685,321)
Net decrease in net assets from Fund share transactions	$ (113,077,889)	$ (489,510,878)
Net decrease in net assets	$ (56,855,193)	$ (685,967,818)
Net Assets
At beginning of year	$ 1,856,999,338	$ 2,542,967,156
At end of year	$1,800,144,145	$1,856,999,338
10
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.910	$ 8.660	$ 8.640	$ 8.740	$ 8.590
Income (Loss) From Operations
Net investment income(1)	$ 0.483	$ 0.418	$ 0.368	$ 0.356	$ 0.438
Net realized and unrealized gain (loss)	0.220	(0.792)	(0.016)	(0.046)	0.078
Total income (loss) from operations	$ 0.703	$ (0.374)	$ 0.352	$ 0.310	$ 0.516
Less Distributions
From net investment income	$ (0.378)	$ (0.325)	$ (0.332)	$ (0.410)	$ (0.366)
Tax return of capital	(0.075)	(0.051)	—	—	—
Total distributions	$ (0.453)	$ (0.376)	$ (0.332)	$ (0.410)	$ (0.366)
Net asset value — End of year	$ 8.160	$ 7.910	$ 8.660	$ 8.640	$ 8.740
Total Return(2)	8.86%	(4.27)%	4.11%	3.63%	6.14%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$148,689	$163,369	$276,486	$398,174	$366,740
Ratios (as a percentage of average daily net assets):(3)
Expenses (4)	1.41% (5)	1.14% (5)	1.10%	1.05%	1.04%
Net investment income	5.88%	5.03%	4.20%	4.11%	5.06%
Portfolio Turnover of the Portfolio	96%	81%	88%	81%	61%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio's allocated expenses.
(4)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.37%, 0.08%, 0.06%, 0.01% and 0.01% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
11
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.950	$ 8.690	$ 8.680	$ 8.770	$ 8.620
Income (Loss) From Operations
Net investment income(1)	$ 0.427	$ 0.365	$ 0.307	$ 0.305	$ 0.374
Net realized and unrealized gain (loss)	0.208	(0.786)	(0.026)	(0.044)	0.082
Total income (loss) from operations	$ 0.635	$ (0.421)	$ 0.281	$ 0.261	$ 0.456
Less Distributions
From net investment income	$ (0.330)	$ (0.276)	$ (0.271)	$ (0.351)	$ (0.306)
Tax return of capital	(0.065)	(0.043)	—	—	—
Total distributions	$ (0.395)	$ (0.319)	$ (0.271)	$ (0.351)	$ (0.306)
Net asset value — End of year	$ 8.190	$ 7.950	$ 8.690	$ 8.680	$ 8.770
Total Return(2)	8.06%	(4.91)%	3.37%	2.91%	5.39%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,089	$26,640	$36,557	$54,464	$106,291
Ratios (as a percentage of average daily net assets):(3)
Expenses (4)	2.12% (5)	1.84% (5)	1.80%	1.75%	1.76%
Net investment income	5.18%	4.38%	3.49%	3.51%	4.31%
Portfolio Turnover of the Portfolio	96%	81%	88%	81%	61%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio's allocated expenses.
(4)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.37%, 0.08%, 0.06%, 0.01% and 0.01% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
12
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.900	$ 8.640	$ 8.630	$ 8.720	$ 8.580
Income (Loss) From Operations
Net investment income(1)	$ 0.504	$ 0.446	$ 0.393	$ 0.385	$ 0.458
Net realized and unrealized gain (loss)	0.211	(0.786)	(0.024)	(0.039)	0.074
Total income (loss) from operations	$ 0.715	$ (0.340)	$ 0.369	$ 0.346	$ 0.532
Less Distributions
From net investment income	$ (0.397)	$ (0.345)	$ (0.359)	$ (0.436)	$ (0.392)
Tax return of capital	(0.078)	(0.055)	—	—	—
Total distributions	$ (0.475)	$ (0.400)	$ (0.359)	$ (0.436)	$ (0.392)
Net asset value — End of year	$ 8.140	$ 7.900	$ 8.640	$ 8.630	$ 8.720
Total Return(2)	9.17%	(4.00)%	4.31%	4.07%	6.34%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,401,233	$1,413,454	$1,851,665	$2,323,831	$2,859,484
Ratios (as a percentage of average daily net assets):(3)
Expenses (4)	1.13% (5)	0.84% (5)	0.80%	0.75%	0.75%
Net investment income	6.14%	5.39%	4.50%	4.45%	5.31%
Portfolio Turnover of the Portfolio	96%	81%	88%	81%	61%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio's allocated expenses.
(4)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.37%, 0.08%, 0.06%, 0.01% and 0.01% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
13
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.930	$ 8.670	$ 8.660	$ 8.750	$ 8.610
Income (Loss) From Operations
Net investment income(1)	$ 0.465	$ 0.410	$ 0.352	$ 0.338	$ 0.417
Net realized and unrealized gain (loss)	0.211	(0.790)	(0.027)	(0.034)	0.073
Total income (loss) from operations	$ 0.676	$(0.380)	$ 0.325	$ 0.304	$ 0.490
Less Distributions
From net investment income	$ (0.364)	$ (0.311)	$ (0.315)	$ (0.394)	$ (0.350)
Tax return of capital	(0.072)	(0.049)	—	—	—
Total distributions	$(0.436)	$(0.360)	$(0.315)	$(0.394)	$(0.350)
Net asset value — End of year	$ 8.170	$ 7.930	$ 8.670	$ 8.660	$ 8.750
Total Return(2)	8.62%	(4.45)%	3.78%	3.55%	5.80%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 1,171	$ 1,267	$ 1,274	$ 968	$ 861
Ratios (as a percentage of average daily net assets):(3)
Expenses (4)	1.63% (5)	1.33% (5)	1.29%	1.25%	1.26%
Net investment income	5.65%	4.95%	4.02%	3.89%	4.82%
Portfolio Turnover of the Portfolio	96%	81%	88%	81%	61%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio's allocated expenses.
(4)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.37%, 0.08%, 0.06%, 0.01% and 0.01% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
14
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.890	$ 8.630	$ 8.620	$ 8.710	$ 8.570
Income (Loss) From Operations
Net investment income(1)	$ 0.510	$ 0.450	$ 0.398	$ 0.391	$ 0.464
Net realized and unrealized gain (loss)	0.212	(0.783)	(0.024)	(0.040)	0.073
Total income (loss) from operations	$ 0.722	$ (0.333)	$ 0.374	$ 0.351	$ 0.537
Less Distributions
From net investment income	$ (0.403)	$ (0.351)	$ (0.364)	$ (0.441)	$ (0.397)
Tax return of capital	(0.079)	(0.056)	—	—	—
Total distributions	$ (0.482)	$ (0.407)	$ (0.364)	$ (0.441)	$ (0.397)
Net asset value — End of year	$ 8.130	$ 7.890	$ 8.630	$ 8.620	$ 8.710
Total Return(2)	9.27%	(3.80)%	4.37%	4.01%	6.53%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$227,962	$252,269	$376,984	$390,210	$224,436
Ratios (as a percentage of average daily net assets):(3)
Expenses (4)	1.05% (5)	0.77% (5)	0.73%	0.68%	0.69%
Net investment income	6.23%	5.44%	4.56%	4.51%	5.37%
Portfolio Turnover of the Portfolio	96%	81%	88%	81%	61%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio's allocated expenses.
(4)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.37%, 0.08%, 0.06%, 0.01% and 0.01% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
15
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 100% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Consolidated Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro rata share of the estimated reserve for such taxes incurred by the Portfolio.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
16

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$87,028,480	$89,104,985
Tax return of capital	$17,029,988	$13,792,383
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (401,170,448)
Net unrealized depreciation	(261,627,393)
Accumulated loss	$(662,797,841)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $401,170,448 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $27,231,590 are short-term and $373,938,858 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion but less than $5 billion	0.490%
$5 billion but less than $10 billion	0.475%
$10 billion and over	0.465%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the
17

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Notes to Financial Statements — continued

Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $78,275 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $1,396 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2023 in the amount of $762. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% (0.30% prior to July 1, 2023) per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $442,832 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $184,780 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2023, the Fund paid or accrued to EVD $3,246 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $61,593 and $3,246 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $1,782 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $98,428,362 and $324,965,141, respectively.
18

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	2,582,682	$ 21,176,228	4,592,167	$ 38,339,067
Issued to shareholders electing to receive payments of distributions in Fund shares	961,393	7,894,152	1,048,566	8,652,844
Redemptions	(5,962,136)	(48,844,712)	(16,937,765)	(142,391,395)
Net decrease	(2,418,061)	$ (19,774,332)	(11,297,032)	$ (95,399,484)
Class C
Sales	251,217	$ 2,070,905	332,112	$ 2,778,239
Issued to shareholders electing to receive payments of distributions in Fund shares	137,435	1,132,928	142,074	1,173,583
Redemptions	(1,166,680)	(9,633,665)	(1,328,038)	(11,047,075)
Net decrease	(778,028)	$ (6,429,832)	(853,852)	$ (7,095,253)
Class I
Sales	56,538,440	$ 462,831,949	71,497,227	$ 591,643,634
Issued to shareholders electing to receive payments of distributions in Fund shares	8,312,329	68,104,954	8,239,895	67,606,194
Redemptions	(71,703,485)	(585,710,278)	(115,115,585)	(949,694,856)
Net decrease	(6,852,716)	$ (54,773,375)	(35,378,463)	$(290,445,028)
Class R
Sales	55,567	$ 454,739	45,748	$ 382,213
Issued to shareholders electing to receive payments of distributions in Fund shares	8,421	69,287	6,942	57,022
Redemptions	(80,439)	(658,381)	(39,849)	(325,027)
Net increase (decrease)	(16,451)	$ (134,355)	12,841	$ 114,208
Class R6
Sales	4,150,302	$ 34,107,676	3,247,581	$ 27,190,898
Issued to shareholders electing to receive payments of distributions in Fund shares	297,034	2,432,730	295,011	2,422,349
Redemptions	(8,387,320)	(68,506,401)	(15,238,556)	(126,298,568)
Net decrease	(3,939,984)	$ (31,965,995)	(11,695,964)	$ (96,685,321)
19

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
20

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $1,562,190, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.
21

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 3.7%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 1650, Class K, 6.50%, 1/15/24	$3	$ 3,493
Series 1817, Class Z, 6.50%, 2/15/26	4	4,142
Series 1927, Class ZA, 6.50%, 1/15/27	25	24,370
Series 2344, Class ZD, 6.50%, 8/15/31	150	149,983
Series 2458, Class ZB, 7.00%, 6/15/32	324	328,371
Interest Only:(1) Series 4791, Class JI, 4.00%, 5/15/48	4,024	844,753
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2020-DNA4, Class B1, 11.435%, (30-day average SOFR + 6.114%), 8/25/50(2)(3)	3,671	4,089,292
Series 2020-HQA4, Class B1, 10.685%, (30-day average SOFR + 5.364%), 9/25/50(2)(3)	1,854	2,008,076
Series 2022-HQA1, Class M1B, 8.821%, (30-day average SOFR + 3.50%), 3/25/42(2)(3)	1,479	1,527,024
Series 2022-HQA1, Class M2, 10.571%, (30-day average SOFR + 5.25%), 3/25/42(2)(3)	2,957	3,120,484
Federal National Mortgage Association:
Series G94-7, Class PJ, 7.50%, 5/17/24	2	2,375
Series 1994-42, Class ZQ, 7.00%, 4/25/24	21	21,287
Series 1994-79, Class Z, 7.00%, 4/25/24	3	2,549
Series 1994-89, Class ZQ, 8.00%, 7/25/24	11	11,180
Series 1996-35, Class Z, 7.00%, 7/25/26	7	6,819
Series 1998-16, Class H, 7.00%, 4/18/28	61	61,733
Series 1998-44, Class ZA, 6.50%, 7/20/28	95	95,082
Series 1999-25, Class Z, 6.00%, 6/25/29	100	99,029
Series 2000-2, Class ZE, 7.50%, 2/25/30	20	20,799
Series 2000-49, Class A, 8.00%, 3/18/27	32	32,775
Series 2001-31, Class ZA, 6.00%, 7/25/31	787	777,568
Series 2001-74, Class QE, 6.00%, 12/25/31	240	240,767
Series 2009-48, Class WA, 5.794%, 7/25/39(4)	1,145	1,140,461
Series 2011-38, Class SA, 0.00%, (13.157% - 30-day average SOFR x 3, Floor 0.00%), 5/25/41(5)	648	396,333
Series 2023-54, Class C, 6.50%, 11/25/53	2,610	2,558,604
Interest Only:(1)
Series 424, Class C8, 3.50%, 2/25/48	5,111	945,850
Series 2018-21, Class IO, 3.00%, 4/25/48	4,528	805,082
Series 2018-58, Class BI, 4.00%, 8/25/48	700	140,780
Government National Mortgage Association:
Series 2023-148, Class HL, 6.50%, 10/20/53	2,610	2,605,702
Sereis 2023-151, Class GL, 6.50%, 10/20/53	1,890	1,886,530
Series 2023-155, Class CH, 6.50%, 10/20/53	7,140	7,119,529
PNMAC GMSR Issuer Trust:
Series 2018-GT1, Class A, 9.289%, (1 mo. SOFR + 3.85%), 2/25/25(2)(3)	9,000	9,000,381
Security	Principal Amount (000's omitted)	Value
PNMAC GMSR Issuer Trust: (continued)
Series 2018-GT2, Class A, 8.089%, (1 mo. USD LIBOR + 2.65%), 8/25/25(2)(3)	$8,064	$ 8,063,082
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(2)(4)	22,480	17,541,715
Total Collateralized Mortgage Obligations (identified cost $83,143,549)		$ 65,676,000

Common Stocks — 2.8%
Security	Shares	Value
Belgium — 0.0%(6)
Cenergy Holdings S.A.	19,171	$ 128,952
		$ 128,952
Bulgaria — 0.3%
Eurohold Bulgaria AD(7)	5,302,921	$ 4,876,582
		$ 4,876,582
Cyprus — 0.4%
Bank of Cyprus Holdings PLC	2,032,276	$ 6,266,037
Galaxy Cosmos Mezz PLC(7)	23,855	12,878
Optima bank S.A.(7)	68,150	511,978
Sunrisemezz PLC(7)	134,028	36,970
		$ 6,827,863
Georgia — 0.1%
Bank of Georgia Group PLC	19,303	$ 781,525
Georgia Capital PLC(7)	68,200	764,570
TBC Bank Group PLC	22,924	749,179
		$ 2,295,274
Greece — 1.0%
Alpha Services and Holdings S.A.(7)	740,700	$ 1,108,778
Eurobank Ergasias Services and Holdings S.A.(7)	1,206,500	1,972,053
Hellenic Telecommunications Organization S.A.	127,496	1,787,033
Ideal Holdings S.A.(7)	6,439	39,662
JUMBO S.A.	79,363	2,088,085
Motor Oil (Hellas) Corinth Refineries S.A.	41,500	988,430
Mytilineos S.A.	56,975	2,110,605
National Bank of Greece S.A.(7)	251,300	1,439,283
OPAP S.A.	92,863	1,572,940
Piraeus Financial Holdings S.A.(7)	1,035,900	3,070,557

22
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Shares	Value
Greece (continued)
Public Power Corp. S.A.(7)	65,900	$ 672,645
Titan Cement International S.A.	3,416	63,976
		$ 16,914,047
Iceland — 0.2%
Arion Banki HF(2)	1,015,472	$ 934,018
Eik Fasteignafelag HF(7)	3,253,209	266,568
Eimskipafelag Islands HF	220,734	744,248
Hagar HF	921,987	451,359
Islandsbanki HF	668,258	494,113
Reginn HF(7)	1,291,872	207,661
Reitir Fasteignafelag HF	875,641	483,667
Siminn HF	1,879,514	118,694
		$ 3,700,328
Indonesia — 0.2%
Bank Central Asia Tbk PT	2,370,000	$ 1,305,682
Bank Mandiri Persero Tbk PT	2,570,000	918,138
Bank Negara Indonesia Persero Tbk PT	540,000	162,965
Bank Rakyat Indonesia Persero Tbk PT	3,500,000	1,094,393
		$ 3,481,178
Poland — 0.2%
Alior Bank S.A.(7)	4,493	$ 70,732
Allegro.eu S.A.(2)(7)	25,328	181,685
Asseco Poland S.A.	2,879	52,714
Bank Millennium S.A.(7)	31,797	55,326
Bank Polska Kasa Opieki S.A.	9,589	291,383
Budimex S.A.	671	75,114
CCC S.A.(7)	2,124	20,103
CD Projekt S.A.	3,509	87,608
Cyfrowy Polsat S.A.(7)	13,477	42,021
Dino Polska S.A.(2)(7)	2,655	251,575
Enea S.A.(7)	14,841	25,725
Eurocash S.A.	4,498	14,964
Grupa Azoty S.A.(7)	2,748	14,378
Grupa Kety S.A.	524	88,390
Jastrzebska Spolka Weglowa S.A.(7)	2,720	32,312
KGHM Polska Miedz S.A.	7,219	192,641
KRUK S.A.	921	101,885
LPP S.A.	60	193,288
mBank S.A.(7)	790	97,662
Orange Polska S.A.	33,830	62,751
ORLEN S.A.	29,591	467,950
PGE S.A.(7)	48,920	84,960
Powszechna Kasa Oszczednosci Bank Polski S.A.(7)	45,365	469,925
Security	Shares	Value
Poland (continued)
Powszechny Zaklad Ubezpieczen S.A.	32,554	$ 368,377
Santander Bank Polska S.A.(7)	1,888	205,050
Tauron Polska Energia S.A.(7)	56,565	49,747
Text S.A.	908	24,463
Warsaw Stock Exchange	1,386	12,872
XTB S.A.(2)	2,593	20,159
		$ 3,655,760
Spain — 0.0%(6)
AmRest Holdings SE(7)	3,936	$ 24,965
		$ 24,965
United Kingdom — 0.0%(6)
Pepco Group N.V.(7)(8)	9,358	$ 37,929
Tesnik Cuatro, Ltd.(9)	409,000	572,723
		$ 610,652
Vietnam — 0.4%
Bank for Foreign Trade of Vietnam JSC(7)	99,972	$ 353,542
Binh Minh Plastics JSC	14,820	47,414
Coteccons Construction JSC(7)	48,000	99,367
FPT Corp.	662,286	2,315,811
Hoa Phat Group JSC(7)	475,478	446,175
KIDO Group Corp.	10,295	26,618
Military Commercial Joint Stock Bank	914,921	681,401
Mobile World Investment Corp.	1,082,498	1,665,844
Phu Nhuan Jewelry JSC	348,840	1,023,999
Refrigeration Electrical Engineering Corp.	287,788	659,297
Vietnam Dairy Products JSC	90,281	250,044
Vingroup JSC(7)	78,738	129,869
		$ 7,699,381
Total Common Stocks (identified cost $43,842,498)		$ 50,214,982

Convertible Bonds — 0.1%
Security	Principal Amount (000's omitted)		Value
India — 0.1%
Indiabulls Housing Finance, Ltd., 4.50%, 9/28/26(8)	USD	2,970	$ 2,647,072
Total Convertible Bonds (identified cost $2,970,000)			$ 2,647,072

23
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Foreign Corporate Bonds — 2.3%
Security	Principal Amount (000's omitted)		Value
Armenia — 0.0%(6)
Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(8)	USD	953	$ 941,087
			$ 941,087
Brazil — 0.1%
Coruripe Netherlands BV:
10.00%, 2/10/27(2)	USD	903	$ 639,216
10.00%, 2/10/27(8)	USD	1,989	1,407,974
			$ 2,047,190
China — 0.1%
KWG Group Holdings, Ltd., 7.875%, 8/30/24(10)	USD	1,571	$ 122,931
Shimao Group Holdings, Ltd., 5.60%, 7/15/26(8)(10)	USD	5,100	127,500
Sunac China Holdings, Ltd.:
6.50%, 7/9/23(8)(10)	USD	2,000	290,000
8.35%, 4/19/23(8)(10)	USD	3,270	468,428
Times China Holdings, Ltd.:
5.55%, 6/4/24(8)(10)	USD	3,999	138,365
6.75%, 7/16/23(8)(10)	USD	2,966	74,150
			$ 1,221,374
Hungary — 0.1%
MBH Bank Nyrt, 8.625% to 10/19/26, 10/19/27(8)(11)	EUR	1,243	$ 1,326,917
			$ 1,326,917
Iceland — 0.6%
Arion Banki HF, 6.00%, 4/12/24(8)	ISK	1,000,000	$ 7,073,171
Landsbankinn HF, 5.00%, 11/23/23(8)	ISK	560,000	3,983,070
WOW Air HF:
0.00% (9)(10)(12)	EUR	79	0
0.00%, (3 mo. EURIBOR + 9.00%)(9)(10)(12)	EUR	3,600	0
			$ 11,056,241
India — 0.8%
Indian Railway Finance Corp., Ltd., 2.80%, 2/10/31(8)	USD	15,006	$ 11,913,256
JSW Steel, Ltd., 5.05%, 4/5/32(8)	USD	1,466	1,131,308
Reliance Communications, Ltd., 6.50%, 11/6/20(8)(10)	USD	1,800	40,500
Vedanta Resources Finance II PLC, 13.875%, 1/21/24(8)	USD	1,481	1,319,954
			$ 14,405,018
Security	Principal Amount (000's omitted)		Value
Mexico — 0.1%
Alpha Holding S.A. de CV:
9.00%, 2/10/25(8)(10)	USD	3,667	$ 68,760
10.00%, 12/19/22(8)(10)	USD	1,741	26,117
Grupo Kaltex S.A. de CV, 14.50%, (13.00% cash and 1.50% PIK), 9/30/25(2)	USD	1,124	1,011,600
			$ 1,106,477
Moldova — 0.1%
Aragvi Finance International DAC, 8.45%, 4/29/26(8)	USD	2,301	$ 1,584,814
			$ 1,584,814
Nigeria — 0.0%(6)
IHS Netherlands Holdco BV, 8.00%, 9/18/27(8)	USD	354	$ 289,760
SEPLAT Energy PLC, 7.75%, 4/1/26(8)	USD	439	371,745
			$ 661,505
Saint Lucia — 0.1%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(8)	USD	1,120	$ 1,028,754
			$ 1,028,754
South Africa — 0.0%(6)
Petra Diamonds US Treasury PLC, 9.75% PIK, 3/8/26(8)	USD	562	$ 480,189
			$ 480,189
Turkey — 0.2%
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(8)	USD	4,373	$ 3,839,532
			$ 3,839,532
Uzbekistan — 0.1%
International Finance Corp., 16.00%, 2/21/25	UZS	16,000,000	$ 1,313,204
			$ 1,313,204
Total Foreign Corporate Bonds (identified cost $63,382,847)			$ 41,012,302

24
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Loan Participation Notes — 1.2%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 1.2%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(8)(9)(13)	UZS	151,973,440	$ 12,143,756
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank "Asaka"), 18.70%, 7/21/26(8)(9)(13)	UZS	125,249,130	9,544,508
Total Loan Participation Notes (identified cost $24,959,768)			$ 21,688,264

Reinsurance Side Cars — 0.9%
Security	Shares	Value
Eden Re II, Ltd.:
Series 2021A, 0.00%, 3/21/25(2)(9)(14)(15)	255,989	$ 116,731
Series 2022A, 0.00%, 3/20/26(2)(9)(14)(15)	193,872	143,523
Series 2022B, 0.00%, 3/20/26(2)(9)(14)(15)	415,091	313,394
Series 2023B, 0.00%, 3/19/27(2)(9)(14)(15)	2,800,000	3,215,800
Mt. Logan Re, Ltd., Series A-1(7)(9)(15)(16)	4,400	5,206,235
Sussex Capital, Ltd.:
Designated Investment Series 16, 12/21(7)(9)(15)(16)	817	15,233
Designated Investment Series 16, 11/22(7)(9)(15)(16)	793	439,382
Series 16, Preference Shares(9)(15)(16)	5,500	6,031,506
Total Reinsurance Side Cars (identified cost $13,564,952)		$ 15,481,804

Senior Floating-Rate Loans — 0.9%(17)
Borrower/Description	Principal Amount (000's omitted)	Value
Argentina — 0.0%(6)
Desa, LLC, Term Loan, 2.50%, 6/30/24(9)(18)	$788	$ 278,045
		$ 278,045
Mexico — 0.9%
Petroleos Mexicanos, Term Loan, 8.447%, (SOFR + 3.00%), 6/28/24	$15,931	$ 15,652,203
		$ 15,652,203
Total Senior Floating-Rate Loans (identified cost $16,522,231)		$ 15,930,248

Sovereign Government Bonds — 38.7%
Security	Principal Amount (000's omitted)		Value
Albania — 1.1%
Albania Government International Bond:
3.50%, 10/9/25(8)	EUR	2,157	$ 2,188,119
3.50%, 6/16/27(8)	EUR	209	206,634
5.90%, 6/9/28(8)	EUR	16,495	16,901,210
			$ 19,295,963
Argentina — 0.5%
Republic of Argentina:
0.75% to 7/9/27, 7/9/30(19)	USD	4,552	$ 1,275,059
1.00%, 7/9/29	USD	1,102	298,852
3.50% to 7/9/29, 7/9/41(19)	USD	9,543	2,524,842
3.625% to 7/9/24, 7/9/35(19)	USD	10,421	2,601,153
4.255% to 7/9/24, 1/9/38(19)	USD	6,269	1,908,755
			$ 8,608,661
Armenia — 1.1%
Republic of Armenia Treasury Bond:
9.00%, 4/29/26	AMD	169,160	$ 409,003
9.25%, 4/29/28	AMD	2,178,230	5,188,837
9.60%, 10/29/33	AMD	4,493,125	10,679,715
9.75%, 10/29/50	AMD	571,827	1,364,103
9.75%, 10/29/52	AMD	621,020	1,479,102
			$ 19,120,760
Barbados — 0.7%
Government of Barbados, 6.50%, 10/1/29(8)	USD	13,422	$ 12,649,952
			$ 12,649,952
Benin — 1.0%
Benin Government International Bond:
4.875%, 1/19/32(8)	EUR	8,006	$ 6,355,651
4.95%, 1/22/35(8)	EUR	3,809	2,742,823
6.875%, 1/19/52(8)	EUR	13,654	9,497,367
			$ 18,595,841
Cyprus — 0.5%
Cyprus Government International Bond:
2.75%, 2/26/34(8)	EUR	812	$ 753,195
4.125%, 4/13/33(8)	EUR	7,242	7,731,351
			$ 8,484,546

25
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Dominican Republic — 2.4%
Dominican Republic:
8.00%, 1/15/27(8)	DOP	96,000	$ 1,570,419
8.00%, 2/12/27(8)	DOP	490,340	8,108,153
11.25%, 9/15/35(2)	DOP	106,250	1,856,850
12.00%, 8/8/25(2)	DOP	332,200	5,912,628
12.75%, 9/23/29(2)	DOP	368,500	7,187,520
13.00%, 6/10/34(8)	DOP	232,600	4,752,252
13.625%, 2/3/33(2)	DOP	206,150	4,134,557
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(8)	DOP	31,580	504,933
12.00%, 10/3/25(2)	DOP	138,420	2,466,310
13.00%, 12/5/25(2)	DOP	216,700	3,939,317
13.00%, 1/30/26(2)	DOP	161,230	2,933,682
			$ 43,366,621
Ecuador — 0.0%(6)
Republic of Ecuador, 2.50% to 1/31/24, 7/31/40(8)(19)	USD	2,839	$ 702,574
			$ 702,574
El Salvador — 0.4%
Republic of El Salvador:
5.875%, 1/30/25(8)	USD	554	$ 510,382
6.375%, 1/18/27(8)	USD	623	512,496
7.625%, 2/1/41(8)	USD	2,863	1,927,230
7.65%, 6/15/35(8)	USD	196	138,152
8.25%, 4/10/32(8)	USD	4,537	3,582,924
			$ 6,671,184
Ethiopia — 0.5%
Ethiopia Government International Bond, 6.625%, 12/11/24(8)	USD	14,706	$ 9,335,178
			$ 9,335,178
Ghana — 0.6%
Ghana Government International Bond:
6.375%, 2/11/27(8)(10)	USD	1,906	$ 817,979
7.625%, 5/16/29(8)(10)	USD	1,830	784,212
7.75%, 4/7/29(8)(10)	USD	3,667	1,577,140
7.875%, 3/26/27(8)(10)	USD	718	310,460
7.875%, 2/11/35(8)(10)	USD	837	363,049
8.125%, 3/26/32(8)(10)	USD	4,287	1,818,074
8.625%, 4/7/34(8)(10)	USD	2,842	1,216,887
8.627%, 6/16/49(8)(10)	USD	2,781	1,164,752
8.75%, 3/11/61(8)(10)	USD	3,256	1,363,482
Security	Principal Amount (000's omitted)		Value
Ghana (continued)
Ghana Government International Bond: (continued)
8.875%, 5/7/42(8)(10)	USD	1,305	$ 546,932
8.95%, 3/26/51(8)(10)	USD	252	105,723
			$ 10,068,690
Greece — 0.0%(6)
Hellenic Republic Government Bond, 0.00%, GDP-Linked, 10/15/42	EUR	85,770	$ 285,401
			$ 285,401
Honduras — 0.4%
Honduras Government International Bond, 7.50%, 3/15/24(8)	USD	7,500	$ 7,475,250
			$ 7,475,250
Hungary — 0.5%
Hungary Government Bond:
3.00%, 4/25/41	HUF	1,964,450	$ 3,093,827
4.00%, 4/28/51	HUF	1,143,090	1,891,183
4.75%, 11/24/32	HUF	1,945,960	4,442,165
			$ 9,427,175
Iceland — 1.6%
Republic of Iceland:
2.50%, 4/15/24	ISK	168,247	$ 1,169,099
6.50%, 1/24/31	ISK	1,418,285	9,597,844
8.00%, 6/12/25	ISK	2,433,368	17,363,930
			$ 28,130,873
India — 3.7%
Export-Import Bank of India:
3.25%, 1/15/30(8)	USD	10,500	$ 8,881,216
5.50%, 1/18/33(2)	USD	4,490	4,237,271
India Government Bond:
7.10%, 4/18/29	INR	3,328,920	39,482,826
7.26%, 2/6/33	INR	1,102,690	13,155,398
			$ 65,756,711
Indonesia — 2.0%
Indonesia Government Bond:
6.125%, 5/15/28	IDR	550,220,000	$ 33,377,935
7.125%, 6/15/42	IDR	26,112,000	1,632,522
7.125%, 6/15/43	IDR	14,081,000	884,071

26
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Indonesia (continued)
Indonesia Government Bond: (continued)
7.375%, 5/15/48	IDR	9,373,000	$ 601,412
			$ 36,495,940
Ivory Coast — 0.9%
Ivory Coast Government International Bond:
6.625%, 3/22/48(8)	EUR	15,634	$ 11,145,401
6.875%, 10/17/40(8)	EUR	7,068	5,435,844
			$ 16,581,245
Lebanon — 0.1%
Lebanese Republic:
5.80%, 4/14/20(8)(10)	USD	337	$ 21,680
6.10%, 10/4/22(8)(10)	USD	5,758	358,798
6.15%, 6/19/20(10)	USD	448	28,821
6.375%, 3/9/20(10)	USD	5,742	369,394
6.40%, 5/26/23(10)	USD	7,625	476,563
6.65%, 11/3/28(8)(10)	USD	2,498	164,241
6.85%, 5/25/29(10)	USD	5,335	342,166
7.00%, 12/3/24(10)	USD	3,446	226,988
8.20%, 5/17/33(10)	USD	1,595	103,635
8.25%, 5/17/34(10)	USD	1,326	88,444
			$ 2,180,730
Mexico — 1.0%
Mexican Bonos:
7.75%, 11/13/42	MXN	217,290	$ 9,629,747
8.00%, 7/31/53	MXN	200,000	8,924,289
			$ 18,554,036
Nigeria — 0.8%
Republic of Nigeria:
7.375%, 9/28/33(8)	USD	2,384	$ 1,799,824
7.625%, 11/28/47(8)	USD	1,220	826,832
7.696%, 2/23/38(8)	USD	7,869	5,631,017
8.25%, 9/28/51(8)	USD	9,301	6,571,566
			$ 14,829,239
North Macedonia — 1.5%
North Macedonia Government International Bond:
1.625%, 3/10/28(8)	EUR	10,491	$ 9,050,684
2.75%, 1/18/25(8)	EUR	2,570	2,613,020
3.675%, 6/3/26(8)	EUR	4,477	4,456,062
Security	Principal Amount (000's omitted)		Value
North Macedonia (continued)
North Macedonia Government International Bond: (continued)
6.96%, 3/13/27(8)	EUR	9,573	$ 10,277,951
			$ 26,397,717
Panama — 0.0%(6)
Panama Bonos del Tesoro, 6.375%, 7/25/33(2)(8)	USD	581	$ 531,202
			$ 531,202
Peru — 3.0%
Peru Government Bond:
5.94%, 2/12/29	PEN	139,340	$ 34,779,642
6.15%, 8/12/32	PEN	31,156	7,419,155
6.35%, 8/12/28	PEN	10,491	2,693,663
6.95%, 8/12/31	PEN	3,691	937,086
7.30%, 8/12/33(2)(8)	PEN	28,573	7,292,726
			$ 53,122,272
Philippines — 1.0%
Republic of the Philippines, 6.25%, 1/14/36	PHP	1,024,000	$ 17,136,349
			$ 17,136,349
Romania — 1.8%
Romania Government International Bond:
1.75%, 7/13/30(8)	EUR	858	$ 693,180
2.124%, 7/16/31(8)	EUR	678	533,675
2.125%, 3/7/28(8)	EUR	4,146	3,818,497
2.625%, 12/2/40(8)	EUR	894	559,430
2.75%, 4/14/41(8)	EUR	1,699	1,065,123
3.375%, 1/28/50(8)	EUR	5,202	3,267,388
4.625%, 4/3/49(8)	EUR	6,270	4,922,145
5.00%, 9/27/26(8)	EUR	8,524	9,080,353
6.625%, 9/27/29(8)	EUR	8,340	9,098,947
			$ 33,038,738
Serbia — 2.7%
Republic of Serbia:
1.00%, 9/23/28(8)	EUR	9,388	$ 7,830,038
1.50%, 6/26/29(8)	EUR	10,232	8,404,381
1.65%, 3/3/33(8)	EUR	368	258,880
Serbia Treasury Bond:
4.50%, 8/20/32	RSD	1,539,040	12,243,040
5.875%, 2/8/28	RSD	2,181,570	20,158,570
			$ 48,894,909

27
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
South Africa — 1.8%
Republic of South Africa:
8.00%, 1/31/30	ZAR	295,900	$ 13,974,974
8.25%, 3/31/32	ZAR	269,204	11,879,625
10.50%, 12/21/26	ZAR	99,181	5,489,472
			$ 31,344,071
South Korea — 1.3%
Korea Treasury Bond, 1.875%, 12/10/24	KRW	31,500,000	$ 22,838,963
			$ 22,838,963
Sri Lanka — 1.1%
Sri Lanka Government International Bond:
5.75%, 4/18/23(8)(10)	USD	7,202	$ 3,780,382
6.20%, 5/11/27(8)(10)	USD	5,303	2,669,795
6.35%, 6/28/24(8)(10)	USD	3,160	1,648,108
6.825%, 7/18/26(8)(10)	USD	13,209	6,884,438
6.85%, 3/14/24(8)(10)	USD	2,910	1,516,484
6.85%, 11/3/25(8)(10)	USD	5,492	2,869,330
			$ 19,368,537
Suriname — 2.1%
Republic of Suriname, 9.25%, 10/26/26(8)(10)	USD	40,913	$ 37,333,113
			$ 37,333,113
Ukraine — 0.3%
Ukraine Government Bond:
10.95%, 11/1/23	UAH	51,923	$ 1,357,689
11.67%, 11/22/23	UAH	36,423	850,869
15.84%, 2/26/25	UAH	169,589	3,669,101
			$ 5,877,659
Uruguay — 1.5%
Uruguay Government Bond:
3.875%, 7/2/40(20)	UYU	436,482	$ 11,082,702
9.75%, 7/20/33	UYU	539,428	13,452,226
Uruguay Monetary Regulation Bill, 0.00%, 7/3/24	UYU	88,660	2,082,007
			$ 26,616,935
Uzbekistan — 0.5%
Republic of Uzbekistan:
14.00%, 7/19/24(8)	UZS	2,500,000	$ 204,150
16.25%, 10/12/26(8)	UZS	112,430,000	9,235,325
			$ 9,439,475
Security	Principal Amount (000's omitted)		Value
Zambia — 0.3%
Zambia Government Bond:
11.00%, 1/25/26	ZMW	115,980	$ 4,593,845
11.00%, 6/28/26	ZMW	3,150	118,630
12.00%, 6/28/28	ZMW	10,500	340,682
12.00%, 8/30/28	ZMW	1,000	31,990
12.00%, 11/29/28	ZMW	3,500	109,844
13.00%, 1/25/31	ZMW	5,245	147,741
			$ 5,342,732
Total Sovereign Government Bonds (identified cost $739,008,328)			$693,899,242

Sovereign Loans — 3.2%
Borrower/Description	Principal Amount (000's omitted)		Value
Ivory Coast — 0.1%
Republic of Ivory Coast, Term Loan, 9.638%, (6 mo. EURIBOR + 5.75%), 1/6/28(3)	EUR	2,399	$ 2,736,253
			$ 2,736,253
Kenya — 0.2%
Government of Kenya, Term Loan, 12.203%, (6 mo. SOFR + 6.45%), 6/29/25(3)	USD	3,072	$ 3,137,765
			$ 3,137,765
Nigeria — 0.1%
Bank of Industry Limited, Term Loan, 11.67%, (3 mo. USD LIBOR + 6.00%), 12/11/23(3)(21)	USD	1,910	$ 1,911,371
			$ 1,911,371
Tanzania — 2.8%
Government of the United Republic of Tanzania, Term Loan, 12.174%, (6 mo. USD LIBOR + 6.30%), 4/28/31(3)	USD	51,843	$ 50,605,526
			$ 50,605,526
Total Sovereign Loans (identified cost $59,631,070)			$ 58,390,915

28
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

U.S. Government Agency Mortgage-Backed Securities — 1.7%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
4.196%, (COF + 1.254%), with maturity at 2035(22)	$238	$ 233,185
4.243%, (COF + 1.254%), with maturity at 2029(22)	5	4,947
4.50%, with maturity at 2035	103	97,816
4.616%, (COF + 1.251%), with maturity at 2030(22)	101	99,697
5.685%, (1 yr. CMT + 2.318%), with maturity at 2036(22)	481	481,827
6.00%, with various maturities to 2035	2,512	2,521,683
6.50%, with various maturities to 2032	2,674	2,724,610
6.60%, with maturity at 2030	279	280,912
7.00%, with various maturities to 2036	3,184	3,254,197
7.50%, with various maturities to 2035	1,082	1,110,425
8.00%, with various maturities to 2030	184	183,753
8.50%, with maturity at 2025	1	1,401
9.00%, with various maturities to 2027	6	6,466
9.50%, with maturity at 2027	4	3,965
Federal National Mortgage Association:
4.111%, (COF + 1.296%), with maturity at 2024(22)	9	8,826
4.114%, (COF + 1.299%), with maturity at 2033(22)	332	321,311
4.186%, (COF + 1.254%), with maturity at 2035(22)	187	184,942
4.223%, (COF + 1.254%), with maturity at 2034(22)	82	79,056
4.29%, (COF + 1.40%), with maturity at 2025(22)	43	42,442
4.319%, (COF + 1.35%), with maturity at 2027(22)	20	19,838
4.32%, (1 yr. CMT + 2.15%), with maturity at 2028(22)	47	47,031
4.49%, (COF + 1.60%), with maturity at 2024(22)	16	15,480
5.05%, (COF + 1.791%), with maturity at 2035(22)	728	710,490
6.00%, with various maturities to 2035	8,391	8,426,503
6.334%, (COF + 2.004%), with maturity at 2032(22)	157	159,908
6.50%, with various maturities to 2038	2,850	2,884,280
7.00%, with various maturities to 2035	4,928	5,044,744
7.50%, with various maturities to 2027	2	2,459
7.725%, (1 yr. CMT + 2.225%), with maturity at 2025(22)	0 (23)	395
8.00%, with maturity at 2026	0 (23)	116
8.50%, with various maturities to 2037	624	651,502
9.00%, with various maturities to 2032	38	38,784
9.50%, with various maturities to 2031	4	4,047
11.50%, with maturity at 2031	61	65,820
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association:
3.00%, (1 yr. CMT + 1.50%), with maturity at 2024(22)	$16	$ 15,463
6.50%, with various maturities to 2032	125	126,154
7.00%, with various maturities to 2031	196	200,350
7.50%, with maturity at 2028	16	15,867
9.00%, with maturity at 2025	1	547
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $33,182,029)		$ 30,071,239

U.S. Government Guaranteed Small Business Administration Loans(24)(25)— 0.5%
Security	Principal Amount (000's omitted)	Value
1.66%, 8/15/42 to 4/15/43	$6,684	$ 288,522
1.91%, 9/15/42 to 2/15/43	6,506	322,985
1.93%, 5/15/42	1,183	59,396
2.16%, 2/15/42 to 4/15/43	8,592	493,101
2.24%, 3/19/36 to 8/25/42(26)	7,339	507,998
2.33%, 10/29/39 to 8/17/42(26)	18,098	958,844
2.36%, 9/15/42	1,844	115,927
2.39%, 7/15/39	911	49,041
2.41%, 7/15/42 to 4/15/43	15,551	1,023,243
2.46%, 1/15/43	1,404	110,729
2.66%, 4/15/43	4,280	317,724
2.71%, 8/15/27 to 9/15/42	2,433	161,730
2.91%, 10/15/42 to 4/15/43	8,497	704,249
2.93%, 4/15/42	886	77,796
2.96%, 7/15/27 to 12/15/42	4,636	314,906
3.16%, 9/15/42 to 4/15/43	4,037	401,819
3.21%, 6/15/27 to 3/15/43	3,494	266,458
3.41%, 3/15/43 to 4/15/43	5,494	499,670
3.46%, 3/15/27 to 9/15/42	3,948	346,378
3.66%, 1/15/43 to 6/15/43	6,014	660,299
3.71%, 3/15/28 to 10/15/42	7,272	586,086
3.78%, 5/15/27 to 6/15/42	913	76,098
Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $17,700,922)		$ 8,342,999

29
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 6.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond, 0.625%, 7/15/32(27)	$12,471	$ 10,685,183
U.S. Treasury Inflation-Protected Notes, 1.25%, 4/15/28(27)	108,280	102,403,484
Total U.S. Treasury Obligations (identified cost $116,720,118)		$113,088,667

Warrants — 0.0%(6)
Security	Shares	Value
IRSA Inversiones y Representaciones S.A., Exp. 3/5/26(7)	201,760	$ 76,770
Total Warrants (identified cost $0)		$ 76,770

Miscellaneous — 0.0%
Security	Shares	Value
Financial Intermediaries — 0.0%
Alpha Holding S.A., Escrow Certificates(7)(9)	3,698,000	$ 0
Alpha Holding S.A., Escrow Certificates(7)(9)	7,780,000	0
Total Miscellaneous (identified cost $0)		$ 0

Short-Term Investments — 36.4%
Affiliated Fund — 15.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(28)	283,898,491	$ 283,898,491
Total Affiliated Fund (identified cost $283,898,491)		$283,898,491

Repurchase Agreements — 4.9%
Description	Principal Amount (000's omitted)		Value
Bank of America:
Dated 7/27/23 with an interest rate of 4.75%, collateralized by USD 1,500,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $1,000,796(29)	USD	1,098	$ 1,098,450
Description	Principal Amount (000's omitted)		Value
Bank of America: (continued)
Dated 7/27/23 with an interest rate of 4.75%, collateralized by USD 3,176,000 Republic of Colombia, 6.125%, due 1/18/41 and a market value, including accrued interest, of $2,494,719(29)	USD	2,326	$ 2,325,785
Dated 7/27/23 with an interest rate of 4.80%, collateralized by USD 7,674,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $5,120,071(29)	USD	5,620	5,619,670
Dated 7/27/23 with an interest rate of 5.00%, collateralized by USD 3,600,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $2,401,910(29)	USD	2,636	2,636,280
Dated 8/17/23 with an interest rate of 4.00%, collateralized by USD 1,386,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $418,492(29)	USD	411	410,603
Dated 8/21/23 with an interest rate of 3.75%, collateralized by USD 1,925,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $581,239(29)	USD	575	575,094
Dated 8/23/23 with an interest rate of 3.60%, collateralized by USD 2,364,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $713,792(29)	USD	694	694,425
Dated 10/13/23 with an interest rate of 5.00%, collateralized by USD 953,000 Republic of Ecuador, 6.00%, due 7/31/30 and a market value, including accrued interest, of $506,577(29)	USD	481	481,265
Barclays Bank PLC:
Dated 7/27/23 with an interest rate of 4.50%, collateralized by USD 5,500,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $1,660,683(29)	USD	1,660	1,660,486
Dated 8/1/23 with an interest rate of 1.75%, collateralized by USD 755,000 Pakistan Government International Bond, 6.00%, due 4/8/26 and a market value, including accrued interest, of $420,032(29)	USD	444	443,726
Dated 8/1/23 with an interest rate of 4.00%, collateralized by USD 2,750,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $830,342(29)	USD	810	809,713
Dated 8/17/23 with an interest rate of 3.75%, collateralized by USD 1,375,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $415,171(29)	USD	428	427,969
Dated 9/8/23 with an interest rate of 4.00%, collateralized by USD 323,000 Republic of Azerbaijan, 5.125%, due 9/1/29 and a market value, including accrued interest, of $299,825(29)	USD	320	319,770
Dated 9/8/23 with an interest rate of 4.95%, collateralized by USD 1,351,000 Republic of Armenia International Bond, 3.60%, due 2/2/31 and a market value, including accrued interest, of $1,011,132(29)	USD	1,118	1,117,952

30
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Description	Principal Amount (000's omitted)		Value
Barclays Bank PLC: (continued)
Dated 9/11/23 with an interest rate of 4.00%, collateralized by USD 270,000 Republic of Azerbaijan, 5.125%, due 9/1/29 and a market value, including accrued interest, of $250,628(29)	USD	266	$ 266,288
Dated 9/12/23 with an interest rate of 4.00%, collateralized by USD 809,000 Republic of Azerbaijan, 5.125%, due 9/1/29 and a market value, including accrued interest, of $750,955(29)	USD	798	797,876
Dated 9/20/23 with an interest rate of 2.50%, collateralized by EUR 2,794,000 Republic of Poland, 1.125%, due 8/7/26 and a market value, including accrued interest, of $2,759,768(29)	EUR	2,731	2,889,815
Dated 9/20/23 with an interest rate of 2.60%, collateralized by EUR 2,000,000 Republic of Poland, 2.75%, due 5/25/32 and a market value, including accrued interest, of $1,949,077(29)	EUR	1,925	2,036,843
Dated 9/20/23 with an interest rate of 2.75%, collateralized by EUR 1,200,000 Republic of Poland, 1.00%, due 3/7/29 and a market value, including accrued interest, of $1,124,830(29)	EUR	1,109	1,172,904
Dated 9/20/23 with an interest rate of 3.10%, collateralized by EUR 4,000,000 Republic of Poland, 1.00%, due 3/7/29 and a market value, including accrued interest, of $3,749,433(29)	EUR	3,695	3,909,681
Dated 10/11/23 with an interest rate of 0.00%, collateralized by USD 3,059,000 Pakistan Government International Bond, 8.25%, due 9/30/25 and a market value, including accrued interest, of $2,214,952(29)	USD	1,858	1,858,342
Dated 10/11/23 with an interest rate of 2.25%, collateralized by USD 1,600,000 Pakistan Government International Bond, 6.00%, due 4/8/26 and a market value, including accrued interest, of $890,133(29)	USD	836	836,000
Dated 10/11/23 with an interest rate of 2.50%, collateralized by USD 2,264,000 Pakistan Government International Bond, 6.875%, due 12/5/27 and a market value, including accrued interest, of $1,271,874(29)	USD	1,191	1,191,430
Dated 10/11/23 with an interest rate of 2.75%, collateralized by USD 5,547,000 Pakistan Government International Bond, 6.00%, due 4/8/26 and a market value, including accrued interest, of $3,085,981(29)	USD	2,850	2,849,771
Dated 10/11/23 with an interest rate of 5.00%, collateralized by USD 11,401,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $7,606,715(29)	USD	7,824	7,823,936
Dated 10/11/23 with an interest rate of 5.05%, collateralized by USD 7,125,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $4,753,780(29)	USD	4,890	4,889,531
Dated 10/11/23 with an interest rate of 5.15%, collateralized by MXN 117,587,117 Mexican Udibonos, 4.00%, due 11/3/50 and a market value, including accrued interest, of $5,704,162(29)	USD	5,747	5,747,059
Description	Principal Amount (000's omitted)		Value
Barclays Bank PLC: (continued)
Dated 10/16/23 with an interest rate of 5.15%, collateralized by MXN 152,199,454 Mexican Udibonos, 4.00%, due 11/15/40 and a market value, including accrued interest, of $7,613,904(29)	USD	7,758	$ 7,758,243
JPMorgan Chase Bank, N.A.:
Dated 7/27/23 with an interest rate of 4.95%, collateralized by USD 3,176,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $2,119,018(29)	USD	2,333	2,332,913
Dated 7/27/23 with an interest rate of 5.00%, collateralized by USD 3,187,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $2,126,357(29)	USD	2,341	2,340,993
Dated 10/6/23 with an interest rate of 5.00%, collateralized by USD 2,683,000 Republic of Ecuador, 6.00%, due 7/31/30 and a market value, including accrued interest, of $1,411,367(29)	USD	1,373	1,372,802
Dated 10/13/23 with an interest rate of 5.00%, collateralized by USD 1,341,000 Republic of Ecuador, 6.00%, due 7/31/30 and a market value, including accrued interest, of $705,420(29)	USD	686	686,369
Nomura International PLC:
Dated 9/5/23 with an interest rate of 4.85%, collateralized by USD 1,349,000 Republic of Azerbaijan, 3.50%, due 9/1/32 and a market value, including accrued interest, of $1,065,188(29)	USD	1,183	1,182,877
Dated 9/6/23 with an interest rate of 4.85%, collateralized by USD 1,889,000 Republic of Azerbaijan, 3.50%, due 9/1/32 and a market value, including accrued interest, of $1,491,580(29)	USD	1,655	1,655,387
Dated 9/11/23 with an interest rate of 4.85%, collateralized by USD 1,348,000 Republic of Azerbaijan, 3.50%, due 9/1/32 and a market value, including accrued interest, of $1,064,399(29)	USD	1,171	1,170,819
Dated 9/13/23 with an interest rate of 4.85%, collateralized by USD 521,000 Republic of Azerbaijan, 3.50%, due 9/1/32 and a market value, including accrued interest, of $411,389(29)	USD	448	448,089
Dated 9/27/23 with an interest rate of 4.75%, collateralized by USD 1,621,000 Republic of Armenia International Bond, 3.60%, due 2/2/31 and a market value, including accrued interest, of $1,213,208(29)	USD	1,295	1,295,430
Dated 10/11/23 with an interest rate of 3.25%, collateralized by USD 3,066,000 Pakistan Government International Bond, 6.00%, due 4/8/26 and a market value, including accrued interest, of $1,705,718(29)	USD	1,744	1,743,558
Dated 10/11/23 with an interest rate of 3.40%, collateralized by EUR 1,956,000 Republic of Poland, 1.00%, due 3/7/29 and a market value, including accrued interest, of $1,833,473(29)	USD	1,912	1,911,585

31
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Description	Principal Amount (000's omitted)		Value
Nomura International PLC: (continued)
Dated 10/11/23 with an interest rate of 4.90%, collateralized by USD 3,176,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $2,119,018(29)	USD	2,196	$ 2,195,632
Dated 10/11/23 with an interest rate of 5.05%, collateralized by USD 3,125,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $2,084,991	USD	2,160	2,160,375
Dated 10/11/23 with an interest rate of 5.05%, collateralized by USD 3,174,000 Republic of Colombia, 5.625%, due 2/26/44 and a market value, including accrued interest, of $2,264,223(29)	USD	2,389	2,388,873
Dated 10/11/23 with an interest rate of 5.05%, collateralized by USD 3,175,000 Republic of Colombia, 5.00%, due 6/15/45 and a market value, including accrued interest, of $2,104,956(29)	USD	2,219	2,219,423
Total Repurchase Agreements (identified cost $87,827,345)			$ 87,754,032

Sovereign Government Securities — 4.8%
Security	Principal Amount (000's omitted)		Value
Albania — 0.0%(6)
Albania Treasury Bill, 0.00%, 1/18/24	ALL	11,000	$ 109,696
			$ 109,696
Brazil — 4.5%
Letra do Tesouro Nacional, 0.00%, 1/1/24	BRL	411,800	$ 80,166,670
			$ 80,166,670
Sri Lanka — 0.3%
Sri Lanka Treasury Bills:
0.00%, 11/17/23	LKR	171,000	$ 518,819
0.00%, 11/24/23	LKR	85,000	257,147
0.00%, 12/8/23	LKR	198,000	595,486
0.00%, 1/5/24	LKR	435,000	1,292,432
0.00%, 1/12/24	LKR	758,000	2,245,067
0.00%, 3/15/24	LKR	100,000	288,860
0.00%, 4/19/24	LKR	286,000	816,285
			$ 6,014,096
Total Sovereign Government Securities (identified cost $88,542,457)			$ 86,290,462

U.S. Treasury Obligations — 10.8%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/30/23(30)	$135,000	$ 134,425,364
0.00%, 12/12/23(30)	30,000	29,819,429
0.00%, 1/9/24	30,000	29,696,544
Total U.S. Treasury Obligations (identified cost $193,937,891)		$193,941,337
Total Short-Term Investments (identified cost $654,206,184)		$651,884,322

Total Purchased Options — 0.0%(6) (identified cost $409,827)	$ 332,156
Total Investments — 98.7% (identified cost $1,869,244,323)	$1,768,736,982
Total Written Options — (0.0)%(6) (premiums received $145,736)	$ (87,249)
Securities Sold Short — (5.1)%
Common Stocks — (0.7)%
Security	Shares	Value
New Zealand — (0.7)%
a2 Milk Co., Ltd. (The)(7)	(219,100)	$ (533,670)
Air New Zealand, Ltd.	(436,600)	(170,397)
Auckland International Airport, Ltd.	(315,857)	(1,351,006)
Chorus, Ltd.	(86,192)	(360,523)
Contact Energy, Ltd.	(204,200)	(927,571)
EBOS Group, Ltd.	(13,100)	(267,426)
Fisher & Paykel Healthcare Corp., Ltd.	(123,800)	(1,501,644)
Fletcher Building, Ltd.	(235,800)	(594,265)
Freightways Group, Ltd.	(17,382)	(75,486)
Goodman Property Trust	(210,200)	(246,194)
Infratil, Ltd.	(200,700)	(1,149,214)
Kiwi Property Group, Ltd.	(236,899)	(107,009)
Mainfreight, Ltd.	(21,500)	(717,631)
Mercury NZ, Ltd.	(156,285)	(537,611)
Meridian Energy, Ltd.	(323,600)	(911,374)
Precinct Properties New Zealand, Ltd.	(369,107)	(238,934)
Ryman Healthcare, Ltd.	(139,400)	(462,154)
SKYCITY Entertainment Group, Ltd.	(133,500)	(145,514)

32
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Shares	Value
New Zealand (continued)
Spark New Zealand, Ltd.	(502,600)	$ (1,459,107)
Summerset Group Holdings, Ltd.	(35,300)	(200,469)
Total Common Stocks (proceeds $14,187,272)		$(11,957,199)
Sovereign Government Bonds — (4.4)%
Security	Principal Amount (000's omitted)		Value
Armenia — (0.1)%
Republic of Armenia International Bond, 3.60%, 2/2/31(8)	USD	(2,972)	$ (2,197,889)
			$ (2,197,889)
Azerbaijan — (0.3)%
Republic of Azerbaijan:
3.50%, 9/1/32(8)	USD	(5,107)	$ (4,002,765)
5.125%, 9/1/29(8)	USD	(1,402)	(1,289,433)
			$ (5,292,198)
Colombia — (1.9)%
Republic of Colombia:
5.00%, 6/15/45	USD	(3,175)	$ (2,044,984)
5.20%, 5/15/49	USD	(42,853)	(27,563,882)
5.625%, 2/26/44	USD	(3,174)	(2,231,987)
6.125%, 1/18/41	USD	(3,176)	(2,439,061)
			$(34,279,914)
Ecuador — (0.4)%
Republic of Ecuador:
0.00%, 7/31/30(8)	USD	(15,300)	$ (4,619,719)
6.00% to 7/31/24, 7/31/30(8)(19)	USD	(3,381)	(1,727,265)
			$ (6,346,984)
Mexico — (0.7)%
Mexican Udibonos:
4.00%, 11/15/40(20)	MXN	(152,199)	$ (7,476,953)
4.00%, 11/3/50(20)	MXN	(117,587)	(5,598,355)
			$(13,075,308)
Pakistan — (0.5)%
Pakistan Government International Bond:
6.00%, 4/8/26(8)	USD	(10,968)	$ (6,059,820)
Security	Principal Amount (000's omitted)		Value
Pakistan (continued)
Pakistan Government International Bond: (continued)
6.875%, 12/5/27(8)	USD	(2,264)	$ (1,208,750)
8.25%, 9/30/25(8)	USD	(3,059)	(2,193,220)
			$ (9,461,790)
Poland — (0.5)%
Republic of Poland:
1.00%, 3/7/29(8)	EUR	(7,156)	$ (6,658,156)
2.75%, 5/25/32(8)	EUR	(2,000)	(1,923,567)
			$ (8,581,723)
Total Sovereign Government Bonds (proceeds $82,139,399)			$(79,235,806)
Total Securities Sold Short (proceeds $96,326,671)			$(91,193,005)

Other Assets, Less Liabilities — 6.4%	$ 114,679,723
Net Assets — 100.0%	$1,792,136,451
The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.
(1)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $92,669,818 or 5.2% of the Portfolio's net assets.
(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2023.
(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2023.
(6)	Amount is less than 0.05% or (0.05)%, as applicable.
(7)	Non-income producing security.
(8)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $329,364,193 or 18.4% of the Portfolio's net assets.

33
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).
(10)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(11)	Security converts to variable rate after the indicated fixed-rate coupon period.
(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(13)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(14)	Quantity held represents principal in USD.
(15)	Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.
(16)	Restricted security (see Note 5).
(17)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(18)	Fixed-rate loan.
(19)	Step coupon security. Interest rate represents the rate in effect at October 31, 2023.
(20)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(21)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(22)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2023.
(23)	Principal amount is less than $500.
(24)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(25)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro rata basis with all securities in the trust.
(26)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2023 of all interest only securities comprising the certificate.
(27)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(28)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(29)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
(30)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Purchased Currency Options (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Barclays Bank PLC	USD	13,900,000	CNH	7.30	1/18/24	$121,180
Call USD vs. Put CNH	Goldman Sachs International	USD	24,200,000	CNH	7.30	1/18/24	210,976
Total							$332,156
(1)	Amount is less than 0.05%.
34
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Written Currency Options (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Barclays Bank PLC	USD	13,900,000	CNH	7.50	1/18/24	$(31,831)
Call USD vs. Put CNH	Goldman Sachs International	USD	24,200,000	CNH	7.50	1/18/24	(55,418)
Total							$(87,249)
(1)	Amount is less than (0.05)%.
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
CLP	2,096,089,000	USD	2,246,612	12/20/23	$ 88,787
CLP	1,510,694,000	USD	1,607,549	12/20/23	75,621
CLP	1,395,882,000	USD	1,493,721	12/20/23	61,529
CLP	720,603,707	USD	767,609	12/20/23	35,266
CLP	785,561,000	USD	847,688	12/20/23	27,560
CLP	701,718,000	USD	757,034	12/20/23	24,798
CLP	604,278,000	USD	651,892	12/20/23	21,376
CLP	283,509,280	USD	306,755	12/20/23	9,122
CLP	574,431,000	USD	640,927	12/20/23	(914)
CLP	574,431,000	USD	641,299	12/20/23	(1,286)
CLP	1,148,861,000	USD	1,281,496	12/20/23	(1,470)
CLP	574,431,000	USD	641,643	12/20/23	(1,629)
CLP	574,431,000	USD	641,643	12/20/23	(1,629)
CLP	574,431,000	USD	642,900	12/20/23	(2,886)
COP	3,378,000,000	USD	816,419	12/20/23	(4,436)
COP	29,400,000,000	USD	7,105,603	12/20/23	(38,611)
EUR	507,712	USD	535,795	12/20/23	2,613
EUR	1,941,857	USD	2,079,379	12/20/23	(20,120)
IDR	32,124,378,520	USD	2,043,363	12/20/23	(28,249)
IDR	226,938,081,331	USD	14,432,868	12/20/23	(197,378)
KRW	3,376,000,000	USD	2,546,656	12/20/23	(44,690)
KRW	4,101,340,473	USD	3,095,001	12/20/23	(55,482)
PEN	13,584,000	USD	3,497,695	12/20/23	31,631
PEN	8,000,000	USD	2,061,540	12/20/23	16,979
PEN	5,900,000	USD	1,526,955	12/20/23	5,954
USD	13,477,177	CLP	12,119,350,987	12/20/23	(25,837)
USD	5,021,776	COP	20,778,000,000	12/20/23	27,288
USD	405,939	COP	1,680,980,000	12/20/23	1,875
USD	407,481	COP	1,697,020,000	12/20/23	(438)
USD	46,354,579	EUR	43,288,862	12/20/23	448,531
USD	35,446,421	EUR	33,102,128	12/20/23	342,983
USD	32,461,736	EUR	30,314,839	12/20/23	314,103
USD	25,920,907	EUR	24,206,596	12/20/23	250,813
35
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	19,838,470	EUR	18,526,428	12/20/23	$ 191,959
USD	16,783,023	EUR	15,673,057	12/20/23	162,394
USD	16,668,830	EUR	15,566,416	12/20/23	161,289
USD	16,331,238	EUR	15,251,151	12/20/23	158,023
USD	11,563,411	EUR	10,798,651	12/20/23	111,889
USD	10,349,071	EUR	9,664,623	12/20/23	100,139
USD	8,459,605	EUR	7,900,119	12/20/23	81,856
USD	8,356,320	EUR	7,803,664	12/20/23	80,856
USD	7,267,390	EUR	6,786,752	12/20/23	70,320
USD	3,801,037	EUR	3,549,651	12/20/23	36,779
USD	3,244,473	EUR	3,029,896	12/20/23	31,394
USD	1,659,771	EUR	1,550,000	12/20/23	16,060
USD	293,655	EUR	274,234	12/20/23	2,841
USD	236,413	EUR	220,778	12/20/23	2,288
USD	1,192,954	EUR	1,130,427	12/20/23	(5,817)
USD	3,127,873	EUR	2,963,929	12/20/23	(15,251)
USD	8,193,609	EUR	7,764,151	12/20/23	(39,952)
USD	34,864,599	IDR	548,200,499,631	12/20/23	476,793
USD	6,844,411	IDR	105,291,000,000	12/20/23	239,663
USD	4,414,128	IDR	67,814,253,839	12/20/23	160,241
USD	3,421,237	IDR	52,646,000,000	12/20/23	118,832
USD	3,420,950	IDR	52,645,000,000	12/20/23	118,607
USD	5,146,347	IDR	80,919,616,677	12/20/23	70,379
USD	346,085	IDR	5,324,000,000	12/20/23	12,118
USD	271,460	IDR	4,176,000,000	12/20/23	9,505
USD	223,155	IDR	3,428,337,192	12/20/23	8,101
USD	175,091	IDR	2,689,917,198	12/20/23	6,356
USD	172,992	IDR	2,662,000,000	12/20/23	6,009
USD	172,981	IDR	2,662,000,000	12/20/23	5,997
USD	135,690	IDR	2,088,000,000	12/20/23	4,713
USD	135,681	IDR	2,088,000,000	12/20/23	4,704
USD	1,441,101	INR	119,700,000	12/20/23	5,757
USD	2,023,467	INR	169,000,000	12/20/23	(3,041)
USD	3,399,569	INR	284,000,000	12/20/23	(5,925)
USD	5,095,610	INR	425,700,000	12/20/23	(9,034)
USD	6,800,766	INR	568,000,000	12/20/23	(10,222)
USD	8,739,375	INR	730,000,000	12/20/23	(14,184)
USD	26,633,810	PEN	99,163,000	12/20/23	869,780
USD	15,678,155	PEN	58,456,000	12/20/23	490,412
USD	2,832,488	PEN	10,535,722	12/20/23	95,150
USD	735,658	PEN	2,739,000	12/20/23	24,024
USD	3,732,438	PEN	14,283,000	12/20/23	21,501
USD	3,627,356	PEN	13,912,000	12/20/23	12,811
USD	3,548,127	PEN	13,639,000	12/20/23	4,511
36
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	5,003,929	PHP	284,000,000	12/20/23	$ 2,966
USD	2,255,292	PHP	128,000,000	12/20/23	1,337
USD	5,847,078	PHP	332,000,000	12/20/23	881
USD	2,624,140	PHP	149,000,000	12/20/23	396
USD	2,781,984	PHP	158,000,000	12/20/23	(242)
USD	6,180,230	PHP	351,000,000	12/20/23	(538)
USD	4,505,535	PHP	256,000,000	12/20/23	(2,375)
USD	10,021,368	PHP	569,404,095	12/20/23	(5,283)
USD	2,246,974	PHP	128,000,000	12/20/23	(6,981)
USD	2,650,267	PHP	151,000,000	12/20/23	(8,696)
USD	5,003,028	PHP	285,000,000	12/20/23	(15,544)
USD	5,879,731	PHP	335,000,000	12/20/23	(19,293)
					$5,179,027
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	7,693,405	USD	8,104,161	Citibank, N.A.	11/3/23	$ 36,554	$ —
EUR	717,469	USD	756,451	HSBC Bank USA, N.A.	11/3/23	2,734	—
USD	987,203	EUR	932,241	Citibank, N.A.	11/3/23	760	—
USD	889,539	EUR	840,382	Goldman Sachs International	11/3/23	296	—
USD	982,088	EUR	932,241	Goldman Sachs International	11/3/23	—	(4,355)
USD	1,825,322	EUR	1,732,276	Standard Chartered Bank	11/3/23	—	(7,672)
USD	1,320,136	EUR	1,243,000	UBS AG	11/3/23	4,865	—
USD	1,265,101	EUR	1,194,089	UBS AG	11/3/23	1,586	—
USD	984,575	EUR	930,022	UBS AG	11/3/23	480	—
USD	2,532,660	GBP	2,086,630	Citibank, N.A.	11/3/23	—	(3,547)
ILS	16,172,159	USD	4,372,358	Bank of America, N.A.	11/13/23	—	(369,707)
USD	3,876,134	ILS	15,258,788	Citibank, N.A.	11/13/23	99,544	—
USD	231,366	ILS	913,371	HSBC Bank USA, N.A.	11/13/23	5,304	—
USD	9,202,097	PEN	35,271,000	Standard Chartered Bank	11/13/23	24,768	—
USD	1,301,599	PKR	402,194,124	Standard Chartered Bank	11/22/23	—	(127,053)
ILS	33,015,949	USD	8,734,378	HSBC Bank USA, N.A.	11/24/23	—	(559,070)
USD	4,165,827	ILS	16,399,195	Standard Chartered Bank	11/24/23	105,109	—
USD	4,209,011	ILS	16,616,754	UBS AG	11/24/23	94,421	—
USD	812,102	PKR	255,000,000	Deutsche Bank AG	11/24/23	—	(93,682)
USD	811,912	PKR	259,000,000	JPMorgan Chase Bank, N.A.	11/27/23	—	(108,059)
USD	771,429	PKR	243,000,000	Standard Chartered Bank	11/27/23	—	(91,711)
USD	750,759	PKR	240,805,876	Standard Chartered Bank	11/27/23	—	(104,587)
UZS	9,849,953,397	USD	836,159	ICBC Standard Bank plc	11/27/23	—	(32,923)
ILS	5,750,101	USD	1,529,482	BNP Paribas	11/28/23	—	(105,420)
ILS	18,277,235	USD	4,806,339	BNP Paribas	11/28/23	—	(279,826)
37
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,222,787	ILS	8,768,548	Citibank, N.A.	11/28/23	$ 51,182	$ —
USD	3,871,119	ILS	15,258,789	JPMorgan Chase Bank, N.A.	11/28/23	92,149	—
TRY	67,603,000	USD	2,348,120	Standard Chartered Bank	12/8/23	—	(28,178)
USD	1,227,316	EUR	1,159,000	BNP Paribas	12/8/23	—	(884)
USD	1,226,550	EUR	1,159,000	Citibank, N.A.	12/8/23	—	(1,649)
USD	3,814,870	EUR	3,606,000	Citibank, N.A.	12/8/23	—	(6,430)
USD	2,725,855	EUR	2,576,000	HSBC Bank USA, N.A.	12/8/23	—	(3,948)
USD	29,516	EUR	27,802	UBS AG	12/8/23	54	—
USD	2,356,307	TRY	67,603,000	Standard Chartered Bank	12/8/23	36,366	—
UZS	20,903,976,000	USD	1,672,318	ICBC Standard Bank plc	12/18/23	—	(27,423)
AUD	15,000,000	USD	9,586,542	BNP Paribas	12/20/23	—	(55,969)
AUD	15,000,000	USD	9,685,185	Citibank, N.A.	12/20/23	—	(154,612)
AUD	23,000,000	USD	14,856,850	Citibank, N.A.	12/20/23	—	(243,304)
AUD	14,181,049	USD	9,163,727	Standard Chartered Bank	12/20/23	—	(153,492)
CAD	37,250,000	USD	27,246,312	Standard Chartered Bank	12/20/23	—	(362,029)
CZK	16,716,882	EUR	678,850	Goldman Sachs International	12/20/23	—	(698)
CZK	86,153,734	EUR	3,503,723	Goldman Sachs International	12/20/23	—	(9,041)
CZK	16,716,882	EUR	679,528	UBS AG	12/20/23	—	(1,417)
CZK	82,552,502	EUR	3,354,702	UBS AG	12/20/23	—	(5,943)
EUR	1,152,552	CZK	28,552,864	Bank of America, N.A.	12/20/23	—	(6,170)
EUR	453,382	CZK	11,228,557	Citibank, N.A.	12/20/23	—	(2,283)
EUR	2,881,799	CZK	71,382,160	Citibank, N.A.	12/20/23	—	(14,979)
EUR	2,519,141	CZK	62,423,555	Standard Chartered Bank	12/20/23	—	(14,146)
EUR	1,152,937	CZK	28,552,864	UBS AG	12/20/23	—	(5,761)
EUR	2,242,353	HUF	879,015,985	BNP Paribas	12/20/23	—	(36,962)
EUR	559,471	HUF	219,409,283	Goldman Sachs International	12/20/23	—	(9,478)
EUR	793,377	HUF	310,240,935	Goldman Sachs International	12/20/23	—	(10,969)
EUR	1,968,291	HUF	769,365,592	Goldman Sachs International	12/20/23	—	(26,355)
EUR	559,490	HUF	219,409,283	HSBC Bank USA, N.A.	12/20/23	—	(9,458)
EUR	793,234	HUF	310,240,935	Standard Chartered Bank	12/20/23	—	(11,121)
EUR	1,983,412	HUF	775,602,339	Standard Chartered Bank	12/20/23	—	(27,454)
EUR	2,241,016	HUF	879,015,985	UBS AG	12/20/23	—	(38,380)
EUR	1,272,679	PLN	5,947,266	BNP Paribas	12/20/23	—	(60,298)
EUR	312,539	PLN	1,460,324	Goldman Sachs International	12/20/23	—	(14,765)
EUR	312,812	PLN	1,460,324	UBS AG	12/20/23	—	(14,475)
EUR	1,249,929	PLN	5,841,295	UBS AG	12/20/23	—	(59,301)
HUF	2,023,645,459	EUR	5,162,282	BNP Paribas	12/20/23	85,092	—
HUF	1,852,360,459	EUR	4,738,949	Goldman Sachs International	12/20/23	63,455	—
HUF	745,069,464	EUR	1,905,360	Goldman Sachs International	12/20/23	26,343	—
HUF	506,452,446	EUR	1,291,402	Goldman Sachs International	12/20/23	21,878	—
HUF	506,452,446	EUR	1,291,446	HSBC Bank USA, N.A.	12/20/23	21,831	—
HUF	1,839,677,690	EUR	4,704,523	Standard Chartered Bank	12/20/23	65,120	—
HUF	745,069,465	EUR	1,905,016	Standard Chartered Bank	12/20/23	26,708	—
HUF	2,023,645,459	EUR	5,159,202	UBS AG	12/20/23	88,358	—
ILS	19,130,546	USD	5,038,186	BNP Paribas	12/20/23	—	(292,533)
38
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
JPY	2,066,966,653	USD	14,365,641	Citibank, N.A.	12/20/23	$ —	$ (620,780)
JPY	695,000,000	USD	4,826,513	UBS AG	12/20/23	—	(204,920)
MXN	95,551,375	USD	5,427,788	BNP Paribas	12/20/23	—	(168,846)
MXN	169,704,000	USD	9,781,210	Citibank, N.A.	12/20/23	—	(441,068)
MXN	44,616,000	USD	2,447,172	Goldman Sachs International	12/20/23	8,396	—
MXN	60,802,000	USD	3,339,331	Goldman Sachs International	12/20/23	7,080	—
MXN	44,616,000	USD	2,453,588	Goldman Sachs International	12/20/23	1,981	—
MXN	44,616,000	USD	2,453,797	Goldman Sachs International	12/20/23	1,771	—
MXN	9,796,434	USD	563,427	Goldman Sachs International	12/20/23	—	(24,253)
MXN	16,278,591	USD	937,026	JPMorgan Chase Bank, N.A.	12/20/23	—	(41,088)
MXN	133,850,000	USD	7,347,912	Standard Chartered Bank	12/20/23	18,904	—
MXN	198,220,000	USD	11,429,725	Standard Chartered Bank	12/20/23	—	(520,123)
MXN	201,016,000	USD	11,544,496	UBS AG	12/20/23	—	(481,009)
NZD	374,830	USD	221,936	Citibank, N.A.	12/20/23	—	(3,526)
NZD	14,585,851	USD	8,636,253	Citibank, N.A.	12/20/23	—	(137,191)
NZD	1,049,192	USD	620,148	UBS AG	12/20/23	—	(8,792)
NZD	7,331,398	USD	4,330,957	UBS AG	12/20/23	—	(59,009)
USD	4,383,100	CNH	32,000,000	Citibank, N.A.	12/20/23	10,055	—
USD	6,178,605	CNH	45,000,000	Goldman Sachs International	12/20/23	29,010	—
USD	5,519,416	CNH	40,307,000	Goldman Sachs International	12/20/23	11,155	—
USD	39,297,390	CNH	286,163,200	JPMorgan Chase Bank, N.A.	12/20/23	190,995	—
USD	4,007,750	ILS	15,641,807	BNP Paribas	12/20/23	127,537	—
USD	885,727	ILS	3,488,739	HSBC Bank USA, N.A.	12/20/23	20,287	—
USD	5,187,467	JPY	777,341,125	HSBC Bank USA, N.A.	12/20/23	18,324	—
USD	4,969,796	JPY	744,658,875	HSBC Bank USA, N.A.	12/20/23	17,983	—
USD	1,726,615	MXN	31,307,000	State Street Bank and Trust Company	12/20/23	3,545	—
USD	1,672,827	MXN	30,380,000	State Street Bank and Trust Company	12/20/23	777	—
USD	1,636,610	MXN	29,875,600	State Street Bank and Trust Company	12/20/23	—	(7,679)
USD	873,246	MXN	16,054,000	State Street Bank and Trust Company	12/20/23	—	(10,332)
USD	38,833,171	MXN	690,566,400	UBS AG	12/20/23	825,886	—
USD	27,236,508	NZD	46,000,000	Citibank, N.A.	12/20/23	432,665	—
USD	17,709,261	NZD	30,005,779	UBS AG	12/20/23	225,126	—
USD	117,426	THB	4,090,000	Standard Chartered Bank	12/20/23	3,144	—
USD	3,602,825	UYU	140,432,000	Citibank, N.A.	12/20/23	110,495	—
USD	1,796,108	UYU	70,138,000	Citibank, N.A.	12/20/23	51,882	—
USD	789,860	ZAR	15,074,703	Goldman Sachs International	12/20/23	—	(15,612)
USD	798,793	ZAR	15,245,191	Goldman Sachs International	12/20/23	—	(15,789)
USD	820,912	ZAR	15,702,816	Goldman Sachs International	12/20/23	—	(18,122)
USD	830,196	ZAR	15,880,407	Goldman Sachs International	12/20/23	—	(18,327)
USD	2,725,636	ZAR	52,178,214	Goldman Sachs International	12/20/23	—	(62,354)
USD	2,756,462	ZAR	52,768,325	Goldman Sachs International	12/20/23	—	(63,059)
USD	4,928,540	ZAR	94,549,610	Goldman Sachs International	12/20/23	—	(123,441)
USD	19,366,166	ZAR	371,758,737	Goldman Sachs International	12/20/23	—	(497,673)
USD	789,666	ZAR	15,074,704	HSBC Bank USA, N.A.	12/20/23	—	(15,807)
USD	798,596	ZAR	15,245,191	HSBC Bank USA, N.A.	12/20/23	—	(15,986)
39
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	820,344	ZAR	15,702,816	HSBC Bank USA, N.A.	12/20/23	$ —	$ (18,690)
USD	829,622	ZAR	15,880,407	HSBC Bank USA, N.A.	12/20/23	—	(18,901)
USD	2,211,792	ZAR	42,211,391	HSBC Bank USA, N.A.	12/20/23	—	(43,650)
USD	2,236,807	ZAR	42,688,781	HSBC Bank USA, N.A.	12/20/23	—	(44,143)
USD	2,724,569	ZAR	52,178,215	HSBC Bank USA, N.A.	12/20/23	—	(63,421)
USD	2,755,382	ZAR	52,768,325	HSBC Bank USA, N.A.	12/20/23	—	(64,139)
USD	4,986,256	ZAR	95,659,330	HSBC Bank USA, N.A.	12/20/23	—	(125,020)
USD	19,280,855	ZAR	369,710,385	JPMorgan Chase Bank, N.A.	12/20/23	—	(473,537)
USD	2,199,332	ZAR	41,948,952	UBS AG	12/20/23	—	(42,088)
USD	2,224,205	ZAR	42,423,373	UBS AG	12/20/23	—	(42,564)
USD	332,234	ZMW	6,960,304	JPMorgan Chase Bank, N.A.	12/20/23	18,339	—
ZAR	173,806,466	USD	9,151,321	HSBC Bank USA, N.A.	12/20/23	135,518	—
ZAR	86,903,234	USD	4,608,313	HSBC Bank USA, N.A.	12/20/23	35,107	—
ZAR	178,461,620	USD	9,413,150	Standard Chartered Bank	12/20/23	122,424	—
ZAR	86,903,234	USD	4,610,034	State Street Bank and Trust Company	12/20/23	33,385	—
USD	3,043,492	KES	471,741,325	Standard Chartered Bank	12/21/23	8,680	—
USD	1,376,115	KES	222,932,331	Standard Chartered Bank	12/21/23	—	(58,057)
UZS	14,880,464,000	USD	1,187,113	ICBC Standard Bank plc	12/21/23	8,625	—
UZS	7,410,554,000	USD	593,557	ICBC Standard Bank plc	12/21/23	1,928	—
USD	40,048,383	BRL	197,000,000	BNP Paribas	1/3/24	1,244,412	—
USD	42,731,812	BRL	214,800,000	BNP Paribas	1/3/24	421,696	—
UZS	13,783,766,000	USD	1,098,308	JPMorgan Chase Bank, N.A.	1/10/24	—	(10,903)
HUF	309,903,511	EUR	760,332	BNP Paribas	1/11/24	41,899	—
HUF	944,682,626	EUR	2,350,191	UBS AG	1/11/24	93,257	—
HUF	280,523,130	EUR	691,943	UBS AG	1/11/24	34,005	—
EGP	14,017,368	USD	412,289	Standard Chartered Bank	1/22/24	—	(13,778)
USD	389,263	EGP	14,017,368	Goldman Sachs International	1/22/24	—	(9,248)
UZS	7,490,685,000	USD	593,557	ICBC Standard Bank plc	1/22/24	8,802	—
UZS	1,845,934,481	USD	146,271	ICBC Standard Bank plc	1/22/24	2,169	—
HUF	1,655,088,317	EUR	3,877,901	Barclays Bank PLC	1/30/24	402,250	—
USD	771,000	PKR	231,300,000	Citibank, N.A.	1/31/24	—	(47,248)
USD	936,093	PKR	282,700,000	JPMorgan Chase Bank, N.A.	1/31/24	—	(63,988)
USD	1,337,134	PKR	410,500,000	JPMorgan Chase Bank, N.A.	2/2/24	—	(114,705)
USD	576,797	PKR	176,500,000	Standard Chartered Bank	2/2/24	—	(47,440)
USD	5,209,600	UGX	20,525,823,667	Deutsche Bank AG	2/6/24	—	(141,671)
USD	1,303,523	KZT	640,030,000	ICBC Standard Bank plc	3/14/24	—	(9,072)
USD	2,607,049	KZT	1,280,713,000	ICBC Standard Bank plc	3/14/24	—	(19,480)
USD	12,438,538	SAR	46,800,000	Standard Chartered Bank	3/14/24	—	(25,607)
USD	10,754,098	BHD	4,100,000	Standard Chartered Bank	3/18/24	—	(99,354)
TRY	98,212,810	USD	3,145,351	Standard Chartered Bank	3/20/24	—	(80,242)
USD	3,047,224	TRY	98,212,810	Standard Chartered Bank	3/20/24	—	(17,886)
USD	1,424,623	EGP	56,700,000	HSBC Bank USA, N.A.	3/25/24	—	(19,186)
OMR	3,568,000	USD	9,252,872	Standard Chartered Bank	4/8/24	9,047	—
USD	9,004,416	OMR	3,568,000	BNP Paribas	4/8/24	—	(257,503)
USD	1,267,427	OMR	500,000	Standard Chartered Bank	4/22/24	—	(30,356)
40
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
OMR	6,000,000	USD	15,554,519	Standard Chartered Bank	5/28/24	$ 13,766	$ —
USD	16,212,793	OMR	6,400,000	Standard Chartered Bank	5/28/24	—	(393,377)
USD	3,727,097	EGP	143,046,000	Citibank, N.A.	6/13/24	364,663	—
USD	1,824,935	KZT	921,592,000	ICBC Standard Bank plc	6/18/24	—	(15,520)
NGN	194,367,272	USD	228,667	JPMorgan Chase Bank, N.A.	6/20/24	—	(43,713)
NGN	1,020,857,426	USD	1,237,403	Societe Generale	6/21/24	—	(266,283)
TRY	48,061,285	USD	1,421,943	Standard Chartered Bank	6/21/24	—	(52,181)
USD	1,368,866	TRY	48,061,285	Standard Chartered Bank	6/21/24	—	(896)
NGN	530,630,105	USD	624,276	Standard Chartered Bank	6/24/24	—	(119,967)
KZT	801,667,000	USD	1,568,053	Societe Generale	6/25/24	30,192	—
USD	1,564,228	KZT	801,667,000	ICBC Standard Bank plc	6/25/24	—	(34,016)
NGN	546,549,008	USD	624,276	Standard Chartered Bank	6/26/24	—	(105,158)
NGN	515,167,294	USD	578,844	Standard Chartered Bank	7/3/24	—	(90,590)
NGN	554,934,742	USD	616,594	Societe Generale	7/8/24	—	(91,459)
OMR	3,571,000	USD	9,258,491	Standard Chartered Bank	7/8/24	3,485	—
USD	9,388,519	OMR	3,711,000	BNP Paribas	7/8/24	—	(236,569)
USD	9,916,350	OMR	3,912,000	Standard Chartered Bank	7/8/24	—	(230,065)
USD	8,357,531	OMR	3,310,000	BNP Paribas	7/29/24	—	(225,720)
USD	322,732	AMD	128,705,675	Citibank, N.A.	9/6/24	20,104	—
USD	330,137	EGP	14,017,368	Standard Chartered Bank	9/11/24	19,288	—
KZT	1,359,576,031	USD	2,607,049	Citibank, N.A.	9/16/24	52,861	—
KZT	870,689,175	USD	1,668,786	Citibank, N.A.	9/16/24	34,653	—
KZT	680,439,778	USD	1,303,524	Citibank, N.A.	9/16/24	27,706	—
KZT	679,788,016	USD	1,303,524	Citibank, N.A.	9/16/24	26,431	—
USD	448,066	AMD	182,027,000	Citibank, N.A.	9/16/24	20,722	—
USD	2,607,048	KZT	1,323,077,000	Citibank, N.A.	9/16/24	18,546	—
USD	1,303,525	KZT	666,427,000	Citibank, N.A.	9/16/24	—	(291)
USD	3,128,459	KZT	1,600,989,000	Citibank, N.A.	9/16/24	—	(3,758)
USD	4,863,288	EGP	196,720,000	Citibank, N.A.	9/17/24	513,760	—
USD	1,303,524	KZT	676,529,000	Citibank, N.A.	9/19/24	—	(19,205)
TRY	238,255,000	USD	6,505,113	Standard Chartered Bank	9/20/24	—	(289,886)
USD	6,220,500	TRY	238,255,000	Standard Chartered Bank	9/20/24	5,273	—
TRY	64,768,000	USD	1,744,137	Standard Chartered Bank	9/23/24	—	(59,440)
USD	1,689,161	TRY	64,768,000	Standard Chartered Bank	9/23/24	4,464	—
USD	1,328,169	KZT	691,976,000	Bank of America, N.A.	9/30/24	—	(21,584)
USD	17,699,754	BHD	6,766,439	Standard Chartered Bank	6/18/25	—	(96,712)
USD	5,911,596	SAR	22,308,000	Standard Chartered Bank	6/18/25	—	(13,452)
						$6,849,412	$(11,584,022)
41
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Commodity Futures
Brent Crude Oil	104	Long	11/30/23	$ 8,842,080	$ (266,159)
Equity Futures
Hang Seng Index	20	Long	11/29/23	2,192,833	13,478
Nikkei 225 Index	47	Long	12/7/23	7,373,125	(292,575)
Euro Stoxx 50 Index	(380)	Short	12/15/23	(16,408,060)	710,416
IFSC Nifty 50 Index	(354)	Short	11/30/23	(13,567,404)	140,701
SPI 200 Index	(44)	Short	12/21/23	(4,752,532)	330,133
Interest Rate Futures
Long Gilt	209	Long	12/27/23	23,665,333	(381,327)
U.S. Ultra-Long Treasury Bond	184	Long	12/19/23	20,711,500	(2,454,551)
Euro-Bobl	(430)	Short	12/7/23	(52,909,987)	299,654
Euro-Bund	(261)	Short	12/7/23	(35,622,417)	588,708
Euro-Buxl	(114)	Short	12/7/23	(14,525,474)	1,226,526
Japan 10-Year Bond	(48)	Short	12/13/23	(45,522,019)	696,685
U.S. 2-Year Treasury Note	(76)	Short	12/29/23	(15,384,063)	75,406
U.S. 5-Year Treasury Note	(752)	Short	12/29/23	(78,566,375)	646,467
U.S. 10-Year Treasury Note	(489)	Short	12/19/23	(51,918,047)	1,764,982
U.S. Long Treasury Bond	(79)	Short	12/19/23	(8,645,563)	725,491
					$ 3,824,035
Inflation Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 811,341
EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	811,341
EUR	5,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	810,645
EUR	6,070	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	883,463
EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(952,234)
EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(952,234)
EUR	5,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(954,166)
42
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	6,070	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	$ (1,080,750)
EUR	2,590	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.64% (pays upon termination)	3/13/53	(42,411)
EUR	10,200	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.72% (pays upon termination)	6/15/53	134,200
USD	28,400	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(1,263,403)
USD	9,970	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(450,836)
USD	19,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	1,061,350
USD	9,450	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	524,684
USD	9,950	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	622,930
USD	3,510	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.40% (pays upon termination)	3/13/53	206,687
							$ 170,607
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BRL	574,200	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.29% (pays upon termination)	7/1/24	$ (347,418)	$ —	$ (347,418)
BRL	96,600	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.40% (pays upon termination)	1/2/25	(203,150)	—	(203,150)
BRL	96,600	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.50% (pays upon termination)	1/2/25	(180,288)	—	(180,288)
BRL	94,493	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.52% (pays upon termination)	1/2/25	(174,262)	—	(174,262)
BRL	98,707	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.52% (pays upon termination)	1/2/25	(181,440)	—	(181,440)
BRL	427,200	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.96% (pays upon termination)	1/2/25	(243,869)	—	(243,869)
CLP	16,042,220	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.77% (pays semi-annually)	6/6/33	663,811	5,028	668,839
43
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CLP	5,387,780	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.65% (pays semi-annually)	6/14/33	$ 248,806	$ —	$ 248,806
CLP	4,336,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.00% (pays semi-annually)	6/22/33	465,898	—	465,898
CLP	4,643,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.20% (pays semi-annually)	6/22/33	416,021	—	416,021
CNY	62,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.41% (pays quarterly)	12/20/28	(1,089)	—	(1,089)
CNY	82,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.41% (pays quarterly)	12/20/28	(1,441)	—	(1,441)
CNY	40,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.42% (pays quarterly)	12/20/28	135	—	135
CNY	82,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.42% (pays quarterly)	12/20/28	1,749	—	1,749
CNY	40,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.43% (pays quarterly)	12/20/28	3,966	—	3,966
CNY	122,100	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.43% (pays quarterly)	12/20/28	12,470	—	12,470
CNY	21,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	2,459	—	2,459
CNY	17,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	2,296	—	2,296
CNY	52,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	7,645	—	7,645
CNY	39,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	6,013	—	6,013
CNY	15,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.45% (pays quarterly)	12/20/28	2,744	—	2,744
CNY	36,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.46% (pays quarterly)	12/20/28	9,602	—	9,602
CNY	36,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	10,679	—	10,679
CNY	45,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	14,696	—	14,696
CNY	30,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	9,977	—	9,977
44
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
COP	62,519,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.84% (pays quarterly)	5/5/25	$ 1,679,210	$ —	$ 1,679,210
COP	29,306,100	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.19% (pays quarterly)	6/4/25	(832,102)	—	(832,102)
COP	44,982,400	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.26% (pays quarterly)	6/5/25	(1,267,302)	—	(1,267,302)
COP	59,477,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.34% (pays quarterly)	6/8/25	(1,651,035)	—	(1,651,035)
COP	29,163,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.44% (pays quarterly)	6/9/25	(793,435)	—	(793,435)
COP	7,412,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	225,390	—	225,390
COP	7,412,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	220,700	—	220,700
COP	2,672,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	77,956	—	77,956
COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays quarterly)	11/26/25	428,409	—	428,409
COP	8,554,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	245,759	—	245,759
COP	2,605,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.21% (pays quarterly)	11/26/25	73,597	—	73,597
COP	7,973,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	219,812	—	219,812
COP	11,377,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.68% (pays quarterly)	11/26/25	(239,634)	—	(239,634)
COP	32,127,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.25% (pays quarterly)	11/26/25	503,018	—	503,018
COP	34,340,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	7.03% (pays quarterly)	11/26/25	497,580	—	497,580
COP	4,471,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.17% (pays quarterly)	11/26/25	(3,561)	(52)	(3,613)
CZK	223,000	Pays	6-month CZK PRIBOR (pays semi-annually)	4.18% (pays annually)	9/20/28	(150,776)	—	(150,776)
CZK	60,931	Pays	6-month CZK PRIBOR (pays semi-annually)	3.94% (pays annually)	9/20/33	(128,393)	—	(128,393)
CZK	121,861	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(250,727)	—	(250,727)
45
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CZK	183,208	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	$ (372,198)	$ —	$ (372,198)
CZK	52,000	Pays	6-month CZK PRIBOR (pays semi-annually)	4.31% (pays annually)	12/20/33	(26,541)	—	(26,541)
EUR	2,000	Receives	1-day Euro Short-Term Rate (pays annually)	2.60% (pays annually)	1/24/28	44,479	(36)	44,443
EUR	3,629	Pays	6-month EURIBOR (pays semi-annually)	3.03% (pays annually)	10/10/29	(51,254)	—	(51,254)
EUR	1,200	Pays	6-month EURIBOR (pays semi-annually)	3.17% (pays annually)	10/17/29	(6,866)	—	(6,866)
EUR	1,781	Pays	6-month EURIBOR (pays semi-annually)	3.01% (pays annually)	10/27/29	(26,040)	—	(26,040)
EUR	400	Pays	6-month EURIBOR (pays semi-annually)	3.26% (pays annually)	10/17/32	(2,310)	—	(2,310)
EUR	800	Pays	6-month EURIBOR (pays semi-annually)	3.31% (pays annually)	10/18/32	(889)	—	(889)
EUR	800	Pays	6-month EURIBOR (pays semi-annually)	3.20% (pays annually)	10/19/32	(8,060)	—	(8,060)
GBP	5,154	Pays	1-day Sterling Overnight Index Average (pays annually)	4.56% (pays annually)	10/2/28	8,761	—	8,761
GBP	10,164	Pays	1-day Sterling Overnight Index Average (pays annually)	4.39% (pays annually)	12/20/28	(43,725)	—	(43,725)
GBP	5,082	Pays	1-day Sterling Overnight Index Average (pays annually)	4.59% (pays annually)	12/20/28	31,005	—	31,005
INR	1,123,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/25	18,653	—	18,653
INR	694,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/25	11,906	—	11,906
INR	2,679,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.75% (pays semi-annually)	12/20/25	58,832	—	58,832
INR	3,812,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.75% (pays semi-annually)	12/20/25	84,963	—	84,963
JPY	2,838,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.31% (pays annually)	12/1/27	123,753	—	123,753
JPY	2,405,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.32% (pays annually)	12/1/27	99,752	—	99,752
JPY	564,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.41% (pays annually)	9/20/28	41,549	—	41,549
JPY	16,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.80% (pays annually)	9/20/33	3,094	—	3,094
JPY	21,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.80% (pays annually)	9/20/33	4,047	—	4,047
JPY	13,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.81% (pays annually)	9/20/33	2,464	—	2,464
46
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
JPY	2,590,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.82% (pays annually)	9/20/33	$ 470,385	$ —	$ 470,385
JPY	1,054,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.86% (pays annually)	9/20/33	160,543	—	160,543
JPY	649,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.07% (pays annually)	12/20/33	34,441	—	34,441
JPY	173,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.28% (pays annually)	3/15/53	114,822	—	114,822
JPY	155,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.28% (pays annually)	3/15/53	101,914	—	101,914
JPY	165,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.29% (pays annually)	3/15/53	107,013	—	107,013
JPY	512,600	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.29% (pays annually)	3/15/53	331,228	—	331,228
JPY	474,500	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.30% (pays annually)	3/15/53	302,070	—	302,070
JPY	472,700	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.30% (pays annually)	3/15/53	299,040	—	299,040
JPY	112,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.33% (pays annually)	9/20/53	71,491	—	71,491
KRW	5,242,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.57% (pays quarterly)	6/21/28	(86,715)	—	(86,715)
KRW	5,241,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.60% (pays quarterly)	6/21/28	(80,735)	—	(80,735)
KRW	5,422,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.61% (pays quarterly)	6/21/28	(82,642)	—	(82,642)
KRW	1,961,584	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.23% (pays quarterly)	6/21/33	(106,783)	—	(106,783)
KRW	11,880,785	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	6/21/33	(591,339)	—	(591,339)
KRW	2,192,300	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	6/21/33	(106,560)	—	(106,560)
KRW	2,103,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.35% (pays quarterly)	6/21/33	(98,864)	—	(98,864)
KRW	3,373,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.29% (pays quarterly)	9/20/33	(175,447)	—	(175,447)
47
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
KRW	2,448,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	$ (125,031)	$ —	$ (125,031)
KRW	613,331	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	(31,133)	—	(31,133)
KRW	3,264,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	9/20/33	(161,181)	—	(161,181)
KRW	3,264,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.34% (pays quarterly)	9/20/33	(159,543)	—	(159,543)
KRW	2,915,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.40% (pays quarterly)	9/20/33	(131,059)	—	(131,059)
KRW	2,976,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.52% (pays quarterly)	9/20/33	(112,340)	—	(112,340)
KRW	6,013,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(212,843)	—	(212,843)
KRW	2,770,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(97,876)	—	(97,876)
KRW	2,369,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(83,113)	—	(83,113)
KRW	2,806,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.59% (pays quarterly)	9/20/33	(93,166)	—	(93,166)
KRW	2,745,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	4.02% (pays quarterly)	12/20/33	(20,021)	—	(20,021)
KRW	5,431,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	4.03% (pays quarterly)	12/20/33	(35,594)	—	(35,594)
MXN	1,020,890	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.33% (pays monthly)	10/7/24	(57,014)	—	(57,014)
MXN	1,911,130	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.24% (pays monthly)	10/9/24	(190,245)	—	(190,245)
MXN	728,980	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.25% (pays monthly)	10/10/24	(70,277)	—	(70,277)
PLN	26,040	Receives	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/14/26	377,741	—	377,741
PLN	82,460	Receives	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/15/26	1,197,856	—	1,197,856
PLN	31,600	Receives	6-month PLN WIBOR (pays semi-annually)	3.39% (pays annually)	12/15/26	263,337	—	263,337
PLN	22,700	Receives	6-month PLN WIBOR (pays semi-annually)	5.56% (pays annually)	12/21/27	(289,763)	—	(289,763)
48
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
PLN	26,000	Receives	6-month PLN WIBOR (pays semi-annually)	6.02% (pays annually)	12/21/27	$ (462,230)	$ —	$ (462,230)
USD	20,300	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	(537,442)	—	(537,442)
USD	20,300	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	(536,533)	—	(536,533)
USD	4,500	Pays	SOFR (pays annually)	4.05% (pays annually)	9/20/28	(103,838)	—	(103,838)
USD	4,500	Pays	SOFR (pays annually)	4.06% (pays annually)	9/20/28	(103,338)	—	(103,338)
USD	12,600	Pays	SOFR (pays annually)	3.76% (pays annually)	9/20/33	(350,722)	—	(350,722)
Total						$(2,065,655)	$4,940	$(2,060,715)
Credit Default Swaps - Sell Protection (Centrally Cleared)
Reference Entity	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Colombia	$ 38,800	1.00% (pays quarterly)(1)	2.20%	12/20/28	$ (1,998,708)	$ 2,171,405	$ 172,697
Total	$38,800				$(1,998,708)	$2,171,405	$172,697
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Austria	$ 8,750	1.00% (pays quarterly)(1)	12/20/28	$ (342,035)	$ 331,093	$ (10,942)
China	61,250	1.00% (pays quarterly)(1)	12/20/28	(571,508)	602,456	30,948
Finland	9,100	0.25% (pays quarterly)(1)	12/20/28	(12,651)	4,159	(8,492)
France	41,000	0.25% (pays quarterly)(1)	12/20/28	45,856	(37,459)	8,397
Germany	40,250	0.25% (pays quarterly)(1)	12/20/28	(87,682)	101,449	13,767
Hungary	9,250	1.00% (pays quarterly)(1)	12/20/28	231,785	(242,815)	(11,030)
India	9,000	1.00% (pays quarterly)(1)	12/20/28	(173,678)	157,949	(15,729)
49
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Credit Default Swaps - Buy Protection (Centrally Cleared) (continued)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Malaysia	$134,000	1.00% (pays quarterly)(1)	12/20/28	$ (2,339,471)	$ 3,078,618	$ 739,147
Markit CDX Emerging Markets Index (CDX.EM.31.V3)	2,580	1.00% (pays quarterly)(1)	6/20/24	(11,743)	(50,312)	(62,055)
Markit CDX Emerging Markets Index (CDX.EM.40.V1)	42,400	1.00% (pays quarterly)(1)	12/20/28	2,269,104	(2,342,947)	(73,843)
Markit CDX North America High Yield Index (CDX.NA.HY.41.V2)	48,600	5.00% (pays quarterly)(1)	12/20/28	(47,660)	156,697	109,037
Philippines	40,800	1.00% (pays quarterly)(1)	12/20/28	(244,674)	352,696	108,022
Poland	37,800	1.00% (pays quarterly)(1)	12/20/28	(588,995)	482,676	(106,319)
Qatar	12,396	1.00% (pays quarterly)(1)	12/20/23	(26,587)	11,831	(14,756)
Qatar	8,300	1.00% (pays quarterly)(1)	12/20/28	(164,299)	234,738	70,439
Romania	9,820	1.00% (pays quarterly)(1)	12/20/28	280,207	(299,791)	(19,584)
Saudi	39,300	1.00% (pays quarterly)(1)	12/20/28	(628,001)	902,860	274,859
Saudi	28,800	1.00% (pays quarterly)(1)	12/20/33	(82,761)	411,845	329,084
South Africa	155,820	1.00% (pays quarterly)(1)	12/20/28	11,603,220	(11,116,951)	486,269
South Africa	23,540	1.00% (pays quarterly)(1)	6/20/29	2,111,395	(1,936,867)	174,528
South Africa	9,666	1.00% (pays quarterly)(1)	6/20/31	1,355,547	(1,125,498)	230,049
Spain	56,300	1.00% (pays quarterly)(1)	12/20/28	(1,218,845)	1,235,640	16,795
Turkey	7,797	1.00% (pays quarterly)(1)	12/20/28	939,131	(973,757)	(34,626)
United Kingdom	40,000	1.00% (pays quarterly)(1)	12/20/28	(1,289,115)	1,277,456	(11,659)
Total				$11,006,540	$ (8,784,234)	$2,222,306
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Petroleos Mexicanos	Bank of America, N.A.	$ 6,500	1.00% (pays quarterly)(1)	2.34%	12/20/23	$ (4,365)	$ 6,601	$ 2,236
Vietnam	Goldman Sachs International	9,100	1.00% (pays quarterly)(1)	0.68	6/20/24	28,953	(17,274)	11,679
Total		$15,600				$24,588	$ (10,673)	$13,915
50
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Credit Default Swaps - Buy Protection (OTC)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Czech Republic	JPMorgan Chase Bank, N.A.	$ 9,250	1.00% (pays quarterly)(1)	12/20/28	$ (295,522)	$ 282,993	$ (12,529)
Dubai	Barclays Bank PLC	3,357	1.00% (pays quarterly)(1)	12/20/24	(28,934)	(12,678)	(41,612)
Dubai	Barclays Bank PLC	5,058	1.00% (pays quarterly)(1)	12/20/24	(43,595)	(19,119)	(62,714)
Qatar	Goldman Sachs International	3,700	1.00% (pays quarterly)(1)	12/20/23	(8,038)	(170)	(8,208)
Qatar	Goldman Sachs International	3,090	1.00% (pays quarterly)(1)	9/20/24	(22,839)	235	(22,604)
Qatar	Nomura International PLC	9,620	1.00% (pays quarterly)(1)	9/20/24	(71,103)	2,925	(68,178)
Saudi Arabia	Barclays Bank PLC	14,533	1.00% (pays quarterly)(1)	6/20/31	(144,830)	(204,434)	(349,264)
South Africa	Goldman Sachs International	16,600	1.00% (pays quarterly)(1)	12/20/28	1,236,043	(1,180,673)	55,370
Sweden	Citibank, N.A.	19,250	0.25% (pays quarterly)(1)	12/20/28	(74,221)	70,648	(3,573)
Total					$ 546,961	$ (1,060,273)	$ (513,312)
*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2023, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $54,400,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Total Return Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)
BNP Paribas	USD	146,000	Excess Return on Bloomberg Commodity 1 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.13% (pays upon termination)	2/26/24	$ (3,541)
BNP Paribas	USD	55,000	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.13% (pays upon termination)	2/26/24	23,710
51
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Total Return Swaps (OTC) (continued)
Counterparty	Notional Amount (000's omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)
Citibank, N.A.	KRW	30,250	Positive Return on KOSPI 200 Index Futures 12/2023 (pays upon termination)	Negative Return on KOSPI 200 Index Futures 12/2023 (pays upon termination)	12/14/23	$ (652,560)
						$(632,391)
Cross-Currency Swaps (OTC)
Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)
Barclays Bank PLC	1-day Indice Camara Promedio Rate on CLP 3,452,164,660 (pays semi-annually)*	1.41% on CLP equivalent of CLF 98,000 (pays semi-annually)*	1/13/33	$ 464,805
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,333,595,340 (pays semi-annually)*	2.10% on CLP equivalent of CLF 42,000 (pays semi-annually)*	4/8/32	(102,481)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 4,064,683,520 (pays semi-annually)*	2.25% on CLP equivalent of CLF 128,000 (pays semi-annually)*	4/11/32	(371,144)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 757,813,425 (pays semi-annually)*	1.85% on CLP equivalent of CLF 23,700 (pays semi-annually)*	4/20/32	(35,364)
				$ (44,184)
*	At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.
Abbreviations:
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
CPI-U (NSA)	– Consumer Price Index All Urban Non-Seasonally Adjusted
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
GDP	– Gross Domestic Product
HICP	– Harmonised Indices of Consumer Prices

LIBOR	– London Interbank Offered Rate
MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
PRIBOR	– Prague Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
WIBOR	– Warsaw Interbank Offered Rate

Currency Abbreviations:
ALL	– Albanian Lek
AMD	– Armenian Dram
AUD	– Australian Dollar
BHD	– Bahraini Dinar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLF	– Chilean Unidad de Fomento
CLP	– Chilean Peso

CNH	– Yuan Renminbi Offshore
CNY	– Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EGP	– Egyptian Pound
EUR	– Euro
GBP	– British Pound Sterling
52
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
ISK	– Icelandic Krona
JPY	– Japanese Yen
KES	– Kenyan Shilling
KRW	– South Korean Won
KZT	– Kazakhstani Tenge
LKR	– Sri Lankan Rupee
MXN	– Mexican Peso
NGN	– Nigerian Naira
NZD	– New Zealand Dollar
OMR	– Omani Rial
PEN	– Peruvian Sol

PHP	– Philippine Peso
PKR	– Pakistan Rupee
PLN	– Polish Zloty
RSD	– Serbian Dinar
SAR	– Saudi Riyal
THB	– Thai Baht
TRY	– Turkish Lira
UAH	– Ukrainian Hryvnia
UGX	– Ugandan Shilling
USD	– United States Dollar
UYU	– Uruguayan Peso
UZS	– Uzbekistani Som
ZAR	– South African Rand
ZMW	– Zambian Kwacha

53
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $1,585,345,832)	$ 1,484,838,491
Affiliated investments, at value (identified cost $283,898,491)	283,898,491
Cash	6,311,315
Deposits for derivatives collateral:
Futures contracts	574
Centrally cleared derivatives	76,260,059
OTC derivatives	1,320,000
Cash collateral for securities sold short	17,965,996
Foreign currency, at value (identified cost $26,096,709)	25,892,803
Interest and dividends receivable	18,993,566
Dividends receivable from affiliated investments	1,211,576
Receivable for investments sold	1,286,876
Receivable for variation margin on open futures contracts	11,506
Receivable for variation margin on open centrally cleared derivatives	1,097,668
Receivable for open forward foreign currency exchange contracts	6,849,412
Receivable for open swap contracts	557,800
Upfront payments on open non-centrally cleared swap contracts	1,434,348
Tax reclaims receivable	21,992
Trustees' deferred compensation plan	256,315
Total assets	$1,928,208,788
Liabilities
Cash collateral due to brokers	$ 1,320,000
Payable for reverse repurchase agreements, including accrued interest of $59,613	18,951,793
Written options outstanding, at value (premiums received $145,736)	87,249
Payable for investments purchased	6,140,861
Payable for securities sold short, at value (proceeds $96,326,671)	91,193,005
Payable for open forward foreign currency exchange contracts	11,584,022
Payable for open swap contracts	1,733,772
Payable for closed swap contracts	1,201,592
Upfront receipts on open non-centrally cleared swap contracts	363,402
Payable to affiliates:
Investment adviser fee	863,351
Trustees' fees	9,223
Trustees' deferred compensation plan	256,315
Interest payable on securities sold short	1,727,925
Accrued foreign capital gains taxes	3,047
Accrued expenses and other liabilities	636,780
Total liabilities	$ 136,072,337
Net Assets applicable to investors' interest in Portfolio	$1,792,136,451
54
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $104,156)	$ 1,961,187
Dividend income from affiliated investments	8,394,652
Interest and other income (net of foreign taxes withheld of $1,217,757)	121,389,075
Total investment income	$ 131,744,914
Expenses
Investment adviser fee	$ 10,641,313
Trustees’ fees and expenses	108,500
Custodian fee	732,730
Legal and accounting services	328,989
Interest expense and fees	1,015,430
Interest and dividend expense on securities sold short	5,637,237
Miscellaneous	85,930
Total expenses	$ 18,550,129
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 245,091
Total expense reductions	$ 245,091
Net expenses	$ 18,305,038
Net investment income	$ 113,439,876
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $267,910)	$ (187,450,530)
Written options	920
Securities sold short	(769,825)
Futures contracts	17,099,665
Swap contracts	(12,239,645)
Foreign currency transactions	(7,268,536)
Forward foreign currency exchange contracts	3,519,479
Non-deliverable bond forward contracts	6,414,099
Net realized loss	$(180,694,373)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $3,047)	$ 285,303,491
Written options	58,487
Securities sold short	2,271,798
Futures contracts	(19,741,273)
Swap contracts	(18,489,493)
Foreign currency	2,248,951
Forward foreign currency exchange contracts	(20,545,732)
Non-deliverable bond forward contracts	(972,046)
Net change in unrealized appreciation (depreciation)	$ 230,134,183
Net realized and unrealized gain	$ 49,439,810
Net increase in net assets from operations	$ 162,879,686
55
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 113,439,876	$ 119,196,721
Net realized gain (loss)	(180,694,373)	111,414,187
Net change in unrealized appreciation (depreciation)	230,134,183	(321,533,185)
Net increase (decrease) in net assets from operations	$ 162,879,686	$ (90,922,277)
Capital transactions:
Contributions	$ 98,428,362	$ 115,421,518
Withdrawals	(324,965,141)	(732,569,582)
Net decrease in net assets from capital transactions	$ (226,536,779)	$ (617,148,064)
Net decrease in net assets	$ (63,657,093)	$ (708,070,341)
Net Assets
At beginning of year	$ 1,855,793,544	$ 2,563,863,885
At end of year	$1,792,136,451	$1,855,793,544
56
See Notes to Consolidated Financial Statements.

Global Macro Portfolio
October 31, 2023
Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses (1)	1.01% (2)	0.73% (2)	0.70%	0.66%	0.65%
Net investment income	6.26%	5.49%	4.60%	4.53%	5.41%
Portfolio Turnover	96%	81%	88%	81%	61%
Total Return	9.29%	(3.93)%	4.52%	4.03%	6.56%
Net assets, end of year (000’s omitted)	$1,792,136	$1,855,794	$2,563,864	$3,165,729	$3,559,727
(1)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.37%, 0.08%, 0.06%, 0.01% and 0.01% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
57

Global Macro Portfolio
October 31, 2023
Notes to Consolidated Financial Statements

1  Significant Accounting Policies
Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Global Macro Absolute Return Fund held an interest of approximately 100% in the Portfolio.
The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2023 were $12,463,374 or 0.7% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps and options on credit default swaps ("swaptions") are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
58

Global Macro Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the Portfolio’s consolidated financial statements for such outstanding reclaims.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.
G  Use of Estimates—The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
59

Global Macro Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

H   Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or commodity, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
L  Written Options—Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, may have no control over whether the underlying instruments may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instruments underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
M  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
N  Inflation Swaps—Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of
60

Global Macro Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.
O  Cross-Currency Swaps—Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
P  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Q  Total Return Swaps—In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
R  Swaptions—A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
S  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the
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counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
T  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
U  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
V  Stripped Mortgage-Backed Securities—The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. The Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion but less than $5 billion	0.490%
$5 billion but less than $10 billion	0.475%
$10 billion and over	0.465%
BMR contractually agreed to reduce its investment advisory fee rate on average daily net assets of $5 billion and over from 0.490% to the rates as stated above. This contractual reduction cannot be terminated or reduced without Trustee and shareholder approval. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $10,641,313 or 0.59% of the Portfolio’s consolidated average daily net assets.
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The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $245,091 relating to the Portfolio’s investment in the Liquidity Fund.
Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 1,107,751,761	$ 1,326,529,017
U.S. Government and Agency Securities	221,012,931	158,390,970
	$1,328,764,692	$1,484,919,987
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio's investment in the Subsidiary at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,935,429,664
Gross unrealized appreciation	$ 33,614,311
Gross unrealized depreciation	(292,269,435)
Net unrealized depreciation	$ (258,655,124)
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5  Restricted Securities
At October 31, 2023, the Portfolio owned the following securities (representing 0.7% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of  the Trustees’ valuation designee.
Description	Date(s) of Acquisition	Shares	Cost	Value
Reinsurance Side Cars
Mt. Logan Re, Ltd., Series A-1	12/30/20	4,400	$ 4,400,000	$ 5,206,235
Sussex Capital, Ltd., Designated Investment Series 16, 12/21	11/30/22	817	811,902	15,233
Sussex Capital, Ltd., Designated Investment Series 16, 11/22	1/24/22	793	792,084	439,382
Sussex Capital, Ltd., Series 16, Preference Shares	6/1/21	5,500	3,896,014	6,031,506
Total Restricted Securities			$9,900,000	$11,692,356
6  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Consolidated Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.
Credit Risk: During the year ended October 31, 2023, the Portfolio entered into credit default swap contracts and swaptions to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Equity Price Risk: The Portfolio enters into equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: During the year ended October 31, 2023, the Portfolio utilized various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps, inflation swaps, cross-currency swaps and option contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $13,529,808. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $13,267,172 at October 31, 2023.
The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of
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the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2023. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.
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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023 was as follows:
	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total
Unaffiliated investments, at value	$ —	$ —	$ —	$ 332,156	$ —	$ 332,156
Not applicable	—	18,836,245*	1,194,728*	5,766,460*	22,306,097*	48,103,530
Receivable for open forward foreign currency exchange contracts	—	—	—	6,849,412	—	6,849,412
Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	23,710	1,264,996	—	—	464,805	1,753,511
Total Asset Derivatives	$ 23,710	$ 20,101,241	$1,194,728	$ 12,948,028	$ 22,770,902	$ 57,038,609
Derivatives not subject to master netting or similar agreements	$ —	$ 18,836,245	$1,194,728	$ 5,766,460	$ 22,306,097	$ 48,103,530
Total Asset Derivatives subject to master netting or similar agreements	$ 23,710	$ 1,264,996	$ —	$ 7,181,568	$ 464,805	$ 8,935,079
Written options outstanding, at value	$ —	$ —	$ —	$ (87,249)	$ —	$ (87,249)
Not applicable	(266,159)*	(9,828,413)*	(292,575)*	(587,433)*	(21,013,104)*	(31,987,684)
Payable for open forward foreign currency exchange contracts	—	—	—	(11,584,022)	—	(11,584,022)
Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(3,541)	(693,447)	(652,560)	—	(508,989)	(1,858,537)
Total Liability Derivatives	$(269,700)	$(10,521,860)	$ (945,135)	$(12,258,704)	$(21,522,093)	$(45,517,492)
Derivatives not subject to master netting or similar agreements	$(266,159)	$ (9,828,413)	$ (292,575)	$ (587,433)	$(21,013,104)	$(31,987,684)
Total Liability Derivatives subject to master netting or similar agreements	$ (3,541)	$ (693,447)	$ (652,560)	$(11,671,271)	$ (508,989)	$(13,529,808)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.
The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Barclays Bank PLC	$ 988,235	$ (249,190)	$ —	$ (520,000)	$ 219,045	$ 520,000
BNP Paribas	1,944,346	(1,724,071)	—	(220,275)	—	270,000
Citibank, N.A.	1,872,583	(1,872,583)	—	—	—	—
Goldman Sachs International	1,647,337	(1,518,823)	—	(128,514)	—	530,000
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Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
HSBC Bank USA, N.A.	$ 257,088	$ (257,088)	$ —	$ —	$ —	$ —
ICBC Standard Bank plc	21,524	(21,524)	—	—	—	—
JPMorgan Chase Bank, N.A.	301,483	(301,483)	—	—	—	—
Societe Generale	30,192	(30,192)	—	—	—	—
Standard Chartered Bank	466,546	(466,546)	—	—	—	—
State Street Bank and Trust Company	37,707	(18,011)	—	—	19,696	—
UBS AG	1,368,038	(963,659)	(404,379)	—	—	—
	$8,935,079	$(7,423,170)	$(404,379)	$(868,789)	$238,741	$1,320,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Bank of America, N.A.	$ (401,826)	$ —	$ 392,110	$ —	$ (9,716)	$ —
Barclays Bank PLC	(249,190)	249,190	—	—	—	—
BNP Paribas	(1,724,071)	1,724,071	—	—	—	—
Citibank, N.A.	(2,426,652)	1,872,583	554,069	—	—	—
Deutsche Bank AG	(235,353)	—	198,153	—	(37,200)	—
Goldman Sachs International	(1,518,823)	1,518,823	—	—	—	—
HSBC Bank USA, N.A.	(1,001,419)	257,088	744,331	—	—	—
ICBC Standard Bank plc	(138,434)	21,524	—	—	(116,910)	—
JPMorgan Chase Bank, N.A.	(1,151,515)	301,483	630,306	—	(219,726)	—
Nomura International PLC	(71,103)	—	71,103	—	—	—
Societe Generale	(357,742)	30,192	327,550	—	—	—
Standard Chartered Bank	(3,272,010)	466,546	2,805,464	—	—	—
State Street Bank and Trust Company	(18,011)	18,011	—	—	—	—
UBS AG	(963,659)	963,659	—	—	—	—
	$(13,529,808)	$7,423,170	$5,723,086	$ —	$(383,552)	$ —
Total — Deposits for derivatives collateral — OTC derivatives						$1,320,000
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
Information with respect to reverse repurchase agreements at October 31, 2023 is included at Note 8.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ —	$ —	$ —	$ 1,289,677	$ (2,099,103)	$ (809,426)
Written options	—	—	—	920	—	920
Futures contracts	1,483,967	—	(2,008,338)	—	17,624,036	17,099,665
Swap contracts	797,411	(21,098,425)	(3,084,061)	215,214	10,930,216	(12,239,645)
Forward foreign currency exchange contracts	—	—	—	3,519,479	—	3,519,479
Non-deliverable bond forward contracts	—	—	—	—	6,414,099	6,414,099
Total	$ 2,281,378	$(21,098,425)	$(5,092,399)	$ 5,025,290	$ 32,869,248	$ 13,985,092
Change in unrealized appreciation (depreciation):
Investments	$ —	$ —	$ —	$ (77,671)	$ 1,284,282	$ 1,206,611
Written options	—	—	—	58,487	—	58,487
Futures contracts	(4,314,200)	—	1,236,258	—	(16,663,331)	(19,741,273)
Swap contracts	20,169	2,282,027	(652,560)	—	(20,139,129)	(18,489,493)
Forward foreign currency exchange contracts	—	—	—	(20,545,732)	—	(20,545,732)
Non-deliverable bond forward contracts	—	—	—	—	(972,046)	(972,046)
Total	$(4,294,031)	$ 2,282,027	$ 583,698	$(20,564,916)	$(36,490,224)	$(58,483,446)
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Swaptions
$51,334,000	$393,733,000	$1,711,174,000	$67,834,000	$21,538,000
Purchased Call Options	Swap Contracts
$166,277,000	$2,672,895,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased and written currency options contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately $46,079,000 and $34,948,000, respectively.
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October 31, 2023
Notes to Consolidated Financial Statements — continued

7  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
8  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2023 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
Barclays Bank PLC	9/29/23	On Demand(1)	5.65%	$ 8,948,568	$ 8,987,892
Barclays Bank PLC	10/16/23	On Demand(1)	5.65	9,943,612	9,963,901
Total				$18,892,180	$18,951,793
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2023, the type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.
For the year ended October 31, 2023, the average borrowings under settled reverse repurchase agreements and the net average interest rate paid (received) were approximately $3,123,000 and (0.12)%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2023. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2023.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.
The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2023.
Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)
Bank of America, N.A.	$ 13,841,572	$ —	$ (13,237,596)	$ 603,976
Barclays Bank PLC	48,807,335	(18,951,793)	(29,855,542)	—
JPMorgan Chase Bank, N.A.	6,733,077	—	(6,362,162)	370,915
Nomura International PLC	18,372,048	—	(17,358,143)	1,013,905
	$87,754,032	$(18,951,793)	$(66,813,443)	$1,988,796
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Global Macro Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank PLC	$(18,951,793)	$18,951,793	$ —	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
9  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $283,898,491, which represents 15.9% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$205,847,417	$1,364,069,549	$(1,286,018,475)	$ —	$ —	$283,898,491	$8,394,652	283,898,491
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 65,676,000	$ —	$ 65,676,000
Common Stocks	511,978	49,130,281*	572,723	50,214,982
Convertible Bonds	—	2,647,072	—	2,647,072
Foreign Corporate Bonds	—	41,012,302	0	41,012,302
Loan Participation Notes	—	—	21,688,264	21,688,264
Reinsurance Side Cars	—	—	15,481,804	15,481,804
Senior Floating-Rate Loans	—	15,652,203	278,045	15,930,248
Sovereign Government Bonds	—	693,899,242	—	693,899,242
Sovereign Loans	—	58,390,915	—	58,390,915
U.S. Government Agency Mortgage-Backed Securities	—	30,071,239	—	30,071,239
U.S. Government Guaranteed Small Business Administration Loans	—	8,342,999	—	8,342,999
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Global Macro Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$ —	$ 113,088,667	$ —	$ 113,088,667
Warrants	76,770	—	—	76,770
Miscellaneous	—	—	0	0
Short-Term Investments:
Affiliated Fund	283,898,491	—	—	283,898,491
Repurchase Agreements	—	87,754,032	—	87,754,032
Sovereign Government Securities	—	86,290,462	—	86,290,462
U.S. Treasury Obligations	—	193,941,337	—	193,941,337
Purchased Currency Options	—	332,156	—	332,156
Total Investments	$ 284,487,239	$ 1,446,228,907	$ 38,020,836	$ 1,768,736,982
Forward Foreign Currency Exchange Contracts	$ —	$ 12,615,872	$ —	$ 12,615,872
Futures Contracts	6,164,620	1,054,027	—	7,218,647
Swap Contracts	—	36,871,934	—	36,871,934
Total	$ 290,651,859	$ 1,496,770,740	$ 38,020,836	$ 1,825,443,435
Liability Description
Securities Sold Short	$ —	$ (91,193,005)	$ —	$ (91,193,005)
Written Currency Options	—	(87,249)	—	(87,249)
Forward Foreign Currency Exchange Contracts	—	(12,171,455)	—	(12,171,455)
Futures Contracts	(3,394,612)	—	—	(3,394,612)
Swap Contracts	—	(29,864,176)	—	(29,864,176)
Total	$ (3,394,612)	$ (133,315,885)	$ —	$ (136,710,497)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
71

Global Macro Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Common Stocks	Foreign Corporate Bonds	Loan Participation Notes	Reinsurance Side Cars*	Senior Floating-Rate Loans	Sovereign Government Bonds	Sovereign Government Securities	Total
Balance as of October 31, 2022	$327,036	$ 0	$ 41,080,024	$11,925,129	$ 425,756	$ 52,679,548	$ 4,103,850	$110,541,343
Realized gains (losses)	—	—	(3,934,929)	—	43,288	—	—	(3,891,641)
Change in net unrealized appreciation (depreciation)	245,687	—	1,523,089	3,774,753	(144,271)	—	—	5,399,258
Cost of purchases	—	—	10,216,259	4,403,987	—	—	—	14,620,246
Proceeds from sales, including return of capital	—	—	(27,333,227)	(4,622,065)	(92,675)	—	—	(32,047,967)
Accrued discount (premium)	—	—	137,048	—	45,947	—	—	182,995
Transfers to Level 3	—	—	—	—	—	—	—	—
Transfers from Level 3(1)	—	—	—	—	—	(52,679,548)	(4,103,850)	(56,783,398)
Balance as of October 31, 2023	$572,723	$ 0	$ 21,688,264	$15,481,804	$ 278,045	$ —	$ —	$ 38,020,836
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2023	$245,687	$ —	$ (1,735,609)	$ 3,459,545	$(181,112)	$ —	$ —	$ 1,788,511
*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.
(1)	Transferred from Level 3 based on the observability of valuation inputs resulting from new market activity.
Not included in the table above are investments in securities categorized as Miscellaneous in the Portfolio of Investments which were acquired at $0 cost and valued at $0 at October 31, 2023.
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2023:
Type of Investment	Fair Value as of October 31, 2023	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Common Stocks	$ 572,723	Market Approach	EBITDA Multiple Discount Rate	15%	Decrease
Foreign Corporate Bonds	0	Estimated Recovery Value	Estimated Recovery Value Percentage	0%	Increase
Loan Participation Notes	21,688,264	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.46% - 9.79%**	Decrease
Senior Floating-Rate Loans	278,045	Market Approach	Discount Rate	10%	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 7.42% based on relative principal amounts.
72

Global Macro Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
On February 24, 2022, Russia launched an invasion of Ukraine, following rising tensions over the buildup of Russian troops along the Ukrainian border and joint military exercises by Russia with Belarus. In response to the invasion, many countries, including the U.S., have imposed economic sanctions on Russian governmental institutions, Russian entities, and Russian individuals. The conflict and sanctions have had a negative impact on the Russian economy, on the Russian currency, and on investments having exposure to Russia, Belarus and Ukraine. The conflict could also have a significant effect on investments outside the region. The duration and extent of the military conflict with Russia and the related sanctions cannot be predicted at this time.
73

Global Macro Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio"), including the consolidated portfolio of investments, as of October 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
74

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory  agreements1 for each of the Eaton Vance Funds for an additional one-year period.  The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee.  Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”).  (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
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Global Macro Absolute Return Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives.  The Board also received information regarding risk management techniques employed in connection with the management of the funds.  The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters.  In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor.  The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement.  In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Macro Absolute Return Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Global Macro Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Eaton Vance Advisers International Ltd. (the
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Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

“Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement.  Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”) and the sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.
The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel.  The Board considered each Adviser’s expertise with respect to global markets and in-house research capabilities.  The Board also considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreements and the abilities and experience of the Sub-adviser’s investment professionals in implementing the investment strategies of the Fund and the Portfolio. In particular, the Board considered the expertise of the Sub-adviser’s investment professionals with respect to global markets and in-house research capabilities.  The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund and the Portfolio of having portfolio management services involving investments in international securities provided by investment professionals located abroad.  The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services.  The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.  The Board considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to manage the Fund’s general market exposures, either by investing in specific securities or through the use of certain derivatives.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser.  The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index.  The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.  In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period.  The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period.  The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board noted that the Portfolio has established a wholly-owned subsidiary to accommodate the Portfolio’s commodity-related investments.  The
77

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

subsidiary is managed by BMR pursuant to a separate investment advisory agreement that is subject to annual approval by the Board.  The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary.  The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisoryand related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser.  The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
78

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
79

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021)..
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
80

Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management 'Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
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Eaton Vance
Global Macro Absolute Return Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
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Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
83

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
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Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
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Investment Adviser of Global Macro Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance Global
Macro Absolute Return Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041    10.31.23

Eaton Vance
Short Duration Strategic
Income Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Short Duration Strategic Income Fund

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The world’s financial markets posted broad gains for the 12-month period ended October 31, 2023. During the period, inflation moderated in many countries, the U.S. economy outperformed expectations, and credit spreads generally tightened. These and other positive dynamics overshadowed concerns about rising global bond yields and heightened geopolitical tensions, including renewed conflict in the Middle East.
The U.S. Federal Reserve (the Fed) raised short-term interest rates during the period, and the cumulative effects of the monetary tightening cycle that began in March 2022 helped reduce U.S. inflation. As a result, the Fed slowed its pace of interest rate increases and signaled that it was nearing the end of its rate hiking campaign. The U.S. economy was resilient in the higher rate environment, posting solid growth as strength in the labor market supported healthy levels of consumer spending.
Inflation also eased in Europe, where the European Central Bank and Bank of England joined the Fed in slowing interest rate increases. However, European economic growth was sluggish amid elevated energy costs, a downturn in global trade, and higher borrowing costs. The prevalence of adjustable-rate mortgages in the U.K. and Southern Europe was particularly challenging for consumers in these regions. While wage gains helped offset the impact of higher household expenses, the U.K. unemployment rate rose and the eurozone labor market showed signs of softening late in the period.
In emerging markets (EM), China ended its zero-COVID policy early in the period, triggering a rebound in economic activity. However, the recovery quickly lost momentum due to several factors, including a drop in consumer confidence and a desire among developed-market (DM) companies to become less dependent on Chinese manufacturing. China’s economy stabilized in the final months of the period, bolstered by various stimulus measures. Nonetheless, the Chinese government seemed more focused on national security interests than economic growth.
During the period, numerous EM countries, including Mexico and several Southeast Asian nations in particular, benefited from DM companies’ efforts to diversify their supply chains beyond China. In addition, because EM central banks were generally ahead of their DM peers in addressing rising inflation risks, many EM central banks were able to cut interest rates during the period -- moves that supported economic growth and asset prices. For the period as a whole, the U.S. dollar broadly weakened, providing another tailwind for EM assets.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Short Duration Strategic Income Fund (the Fund) returned 5.11% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned 0.36%.
The Fund’s asset allocation had a positive impact on performance relative to the Index during the period. Allocations to emerging markets debt (EMD) -- both local and hard currency segments of the market -- produced positive returns relative to the Index. Cooling inflation prompted many global central banks to ease their monetary policies, which boosted returns within the EMD sector. The relatively higher yields offered by EMD securities also helped total returns compared to the Index.
The Fund’s exposure to floating-rate bank loans also contributed to outperformance versus the Index. The short duration nature of floating-rate securities, as well as the high yield potential they offer, led to outperformance versus the Index amid rising interest rates during the period.
In contrast, the Fund’s allocation to U.S. government agency mortgage-backed securities (agency MBS) underperformed the Index during the period. Agency MBS securities were negatively impacted by a rise in U.S. Treasury yields and a challenging technical environment. While higher mortgage rates resulted in lower MBS supply during the period, weaker demand from banks and overseas investors -- coupled with the Fed’s reduction of MBS holdings -- resulted in wider spreads within the sector.
Currency management had a positive impact on performance relative to the Index during the period. Gains from long positions in the Dominican peso, and short positions in the Chinese yuan were more than enough to offset losses from long positions in the Australian dollar.
Duration management detracted from Fund performance relative to the Index during the period. The Fund’s duration was gradually extended over the course of the period, which weighed on returns as interest rates proceeded higher. Meanwhile, select positions outside the U.S. benefited from local interest rate movements, which partially offset negative returns from the Fund’s U.S. duration positioning.
The Fund used derivatives extensively during the period to hedge undesired risk exposures, as well as to gain select desired risk exposures. Overall, the Fund’s use of derivatives -- most notably interest rate derivatives and currency forwards -- detracted from Index-relative performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Performance

Portfolio Manager(s) Andrew Szczurowski, CFA, Justin Bourgette, CFA and Brian Shaw, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/23/1998	11/26/1990	5.11%	3.02%	2.89%
Class A with 3.25% Maximum Sales Charge	—	—	1.66	2.35	2.56
Class C at NAV	05/25/1994	11/26/1990	4.36	2.25	2.29
Class C with 1% Maximum Deferred Sales Charge	—	—	3.38	2.25	2.29
Class I at NAV	04/03/2009	11/26/1990	5.37	3.28	3.15
Class R at NAV	08/03/2009	11/26/1990	4.85	2.77	2.62

Bloomberg U.S. Aggregate Bond Index	—	—	0.36%	(0.06)%	0.88%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R
	1.12%	1.87%	0.87%	1.37%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$12,538	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,363,537	N.A.
Class R	$10,000	10/31/2013	$12,955	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Fund Profile

Allocation to Portfolios and Funds (% of net assets)
Asset Allocation (% of net assets)[1]

Fund primarily invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests.
Footnotes:
[1]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
2 Net of TBA sale commitments.
3 Net of securities sold short.
4 Net of unfunded loan commitments.
4

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Important Notice to Shareholders
Effective January 16, 2024, the Fund's name will change to Eaton Vance Strategic Income Fund and there will be certain related changes to its investment strategy.
5

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 996.70	$ 6.34	1.26%
Class C	$1,000.00	$ 992.20	$10.14	2.02%
Class I	$1,000.00	$ 997.90	$ 5.09	1.01%
Class R	$1,000.00	$ 994.00	$ 7.59	1.51%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.85	$ 6.41	1.26%
Class C	$1,000.00	$1,015.02	$10.26	2.02%
Class I	$1,000.00	$1,020.11	$ 5.14	1.01%
Class R	$1,000.00	$1,017.59	$ 7.68	1.51%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolios.
6

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Portfolio of Investments

Investments in Affiliated Portfolios (the Portfolios)
Description	Value	% of Net Assets
Emerging Markets Local Income Portfolio
(identified cost $118,192,398)	$ 113,467,516	2.8%
Global Macro Absolute Return Advantage Portfolio
(identified cost $668,956,248)	657,868,398	16.1
Global Opportunities Portfolio
(identified cost $3,217,028,838)	2,952,427,145	72.4
High Income Opportunities Portfolio
(identified cost $107,669,481)	94,521,135	2.3
Senior Debt Portfolio
(identified cost $105,943,045)	105,318,836	2.6
Total Investments in Affiliated Portfolios (identified cost $4,217,790,010)	$3,923,603,030	96.2%

Investments in Affiliated Investment Funds
Security	Shares	Value	% of Net Assets
Fixed Income Funds
Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	21,198,007	$ 154,109,514	3.8%
Total Investments in Affiliated Investment Funds (identified cost $178,278,267)		$ 154,109,514	3.8%
Total Investments (identified cost $4,396,068,277)		$4,077,712,544	100.0%
Other Assets, Less Liabilities		$ (99,873)	(0.0)% (1)
Net Assets		$4,077,612,671	100.0%
(1)	Amount is less than (0.05)%.
7
See Notes to Financial Statements.

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Affiliated investments, at value (identified cost, $4,396,068,277)	$ 4,077,712,544
Cash	262
Receivable for Fund shares sold	13,131,663
Trustees' deferred compensation plan	8,651
Total assets	$4,090,853,120
Liabilities
Payable for Fund shares redeemed	$ 12,199,036
Payable to affiliates:
Distribution and service fees	233,405
Trustees' fees	42
Trustees' deferred compensation plan	8,651
Accrued expenses	799,315
Total liabilities	$ 13,240,449
Net Assets	$4,077,612,671
Sources of Net Assets
Paid-in capital	$ 4,616,500,025
Accumulated loss	(538,887,354)
Net Assets	$4,077,612,671
Class A Shares
Net Assets	$ 650,558,071
Shares Outstanding	102,466,568
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 6.35
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 6.56
Class C Shares
Net Assets	$ 108,637,838
Shares Outstanding	18,160,014
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 5.98
Class I Shares
Net Assets	$ 3,315,738,591
Shares Outstanding	523,029,170
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 6.34
Class R Shares
Net Assets	$ 2,678,171
Shares Outstanding	421,110
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 6.36
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
8
See Notes to Financial Statements.

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividends allocated from Portfolios (net of foreign taxes withheld of $83,476)	$ 6,722,714
Dividend income from Affiliated Investment Funds	11,336,913
Interest income	6,884
Interest and other income allocated from Portfolios (net of foreign taxes withheld of $561,525)	228,476,286
Expenses, excluding interest and dividend expense, allocated from Portfolios	(23,059,719)
Interest and dividend expense and fees allocated from Portfolios	(7,186,474)
Total investment income	$ 216,296,604
Expenses
Distribution and service fees:
Class A	$ 1,634,979
Class C	1,203,364
Class R	12,260
Trustees’ fees and expenses	499
Custodian fee	68,565
Transfer and dividend disbursing agent fees	2,382,846
Legal and accounting services	208,199
Printing and postage	595,640
Registration fees	314,397
Miscellaneous	37,732
Total expenses	$ 6,458,481
Net investment income	$ 209,838,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) allocated from Portfolios:
Investment transactions (net of foreign capital gains taxes of $83,800)	$ (121,838,910)
Written options	1,588,459
Securities sold short	1,660,888
TBA sale commitments	(16,257)
Futures contracts	5,608,703
Swap contracts	(13,418,749)
Foreign currency transactions	36,299,577
Forward foreign currency exchange contracts	(33,970,400)
Non-deliverable bond forward contracts	4,045,662
Net realized loss	$(120,041,027)
Change in unrealized appreciation (depreciation):
Investments — Affiliated Investment Funds	$ 8,888,651
Change in unrealized appreciation (depreciation) allocated from Portfolios:
Investments (including net increase in accrued foreign capital gains taxes of $29,872)	133,520,230
Written swaptions	4,674,079
Securities sold short	3,205,941
TBA sale commitments	(1,941,220)
Futures contracts	(28,452,062)
Swap contracts	(24,819,445)
Foreign currency	1,603,112
Forward foreign currency exchange contracts	(26,483,457)
Non-deliverable bond forward contracts	(331,983)
Net change in unrealized appreciation (depreciation)	$ 69,863,846
Net realized and unrealized loss	$ (50,177,181)
Net increase in net assets from operations	$ 159,660,942
9
See Notes to Financial Statements.

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 209,838,123	$ 136,470,028
Net realized gain (loss)	(120,041,027)	13,661,196
Net change in unrealized appreciation (depreciation)	69,863,846	(305,868,037)
Net increase (decrease) in net assets from operations	$ 159,660,942	$ (155,736,813)
Distributions to shareholders:
Class A	$ (37,528,959)	$ (30,618,799)
Class C	(6,105,135)	(5,536,045)
Class I	(166,471,817)	(106,704,267)
Class R	(134,084)	(112,637)
Total distributions to shareholders	$ (210,239,995)	$ (142,971,748)
Tax return of capital to shareholders:
Class A	$ (8,294,327)	$ (2,257,703)
Class C	(1,313,902)	(404,971)
Class I	(37,731,239)	(8,027,547)
Class R	(29,370)	(8,152)
Total tax return of capital to shareholders	$ (47,368,838)	$ (10,698,373)
Transactions in shares of beneficial interest:
Class A	$ 47,659,414	$ (13,261,126)
Class C	(15,813,159)	(20,128,872)
Class I	1,106,958,884	442,427,381
Class R	486,216	(204,959)
Net increase in net assets from Fund share transactions	$1,139,291,355	$ 408,832,424
Net increase in net assets	$1,041,343,464	$ 99,425,490
Net Assets
At beginning of year	$ 3,036,269,207	$ 2,936,843,717
At end of year	$4,077,612,671	$3,036,269,207
10
See Notes to Financial Statements.

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 6.480	$ 7.180	$ 7.180	$ 7.210	$ 7.180
Income (Loss) From Operations
Net investment income(1)	$ 0.377	$ 0.302	$ 0.298	$ 0.234	$ 0.337
Net realized and unrealized gain (loss)	(0.046)	(0.662)	0.009 (2)	0.227	(0.004)
Total income (loss) from operations	$ 0.331	$ (0.360)	$ 0.307	$ 0.461	$ 0.333
Less Distributions
From net investment income	$ (0.378)	$ (0.316)	$ (0.274)	$ (0.491)	$ (0.303)
From net realized gain	—	(0.001)	(0.002)	—	—
Tax return of capital	(0.083)	(0.023)	(0.031)	—	—
Total distributions	$ (0.461)	$ (0.340)	$ (0.307)	$ (0.491)	$ (0.303)
Net asset value — End of year	$ 6.350	$ 6.480	$ 7.180	$ 7.180	$ 7.210
Total Return(3)	5.11%	(4.99)%	4.01%	6.83%	4.60%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$650,558	$617,011	$697,690	$545,014	$539,448
Ratios (as a percentage of average daily net assets):(4)
Expenses (5)	1.20% (6)	1.07% (6)	1.08%	1.11%	1.18%
Net investment income	5.74%	4.40%	4.08%	3.30%	4.70%
Portfolio Turnover of the Fund(7)	14%	22%	14%	18%	11%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolios' allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.20%, 0.06%, 0.06%, 0.04% and 0.10% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to 0.02% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(7)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
11
See Notes to Financial Statements.

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 6.100	$ 6.760	$ 6.770	$ 6.800	$ 6.780
Income (Loss) From Operations
Net investment income(1)	$ 0.309	$ 0.235	$ 0.230	$ 0.172	$ 0.269
Net realized and unrealized gain (loss)	(0.042)	(0.623)	(0.002)	0.221	(0.014)
Total income (loss) from operations	$ 0.267	$ (0.388)	$ 0.228	$ 0.393	$ 0.255
Less Distributions
From net investment income	$ (0.318)	$ (0.252)	$ (0.212)	$ (0.423)	$ (0.235)
From net realized gain	—	(0.001)	(0.002)	—	—
Tax return of capital	(0.069)	(0.019)	(0.024)	—	—
Total distributions	$ (0.387)	$ (0.272)	$ (0.238)	$ (0.423)	$ (0.235)
Net asset value — End of year	$ 5.980	$ 6.100	$ 6.760	$ 6.770	$ 6.800
Total Return(2)	4.36%	(5.85)%	3.36%	6.02%	3.84%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$108,638	$126,342	$160,918	$201,798	$251,581
Ratios (as a percentage of average daily net assets):(3)
Expenses (4)	1.95% (5)	1.82% (5)	1.83%	1.86%	1.93%
Net investment income	4.99%	3.63%	3.35%	2.57%	3.98%
Portfolio Turnover of the Fund(6)	14%	22%	14%	18%	11%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios' allocated expenses.
(4)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.20%, 0.06%, 0.06%, 0.04% and 0.10% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to 0.02% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(6)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
12
See Notes to Financial Statements.

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 6.470	$ 7.160	$ 7.170	$ 7.200	$ 7.170
Income (Loss) From Operations
Net investment income(1)	$ 0.393	$ 0.320	$ 0.313	$ 0.252	$ 0.354
Net realized and unrealized gain (loss)	(0.047)	(0.653)	0.002 (2)	0.226	(0.004)
Total income (loss) from operations	$ 0.346	$ (0.333)	$ 0.315	$ 0.478	$ 0.350
Less Distributions
From net investment income	$ (0.391)	$ (0.331)	$ (0.290)	$ (0.508)	$ (0.320)
From net realized gain	—	(0.001)	(0.002)	—	—
Tax return of capital	(0.085)	(0.025)	(0.033)	—	—
Total distributions	$ (0.476)	$ (0.357)	$ (0.325)	$ (0.508)	$ (0.320)
Net asset value — End of year	$ 6.340	$ 6.470	$ 7.160	$ 7.170	$ 7.200
Total Return(3)	5.37%	(4.77)%	4.27%	7.10%	4.87%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,315,739	$2,290,663	$2,075,516	$967,716	$919,828
Ratios (as a percentage of average daily net assets):(4)
Expenses (5)	0.95% (6)	0.82% (6)	0.83%	0.84%	0.91%
Net investment income	5.98%	4.67%	4.30%	3.55%	4.95%
Portfolio Turnover of the Fund(7)	14%	22%	14%	18%	11%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolios' allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.20%, 0.06%, 0.06%, 0.04% and 0.10% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to 0.02% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(7)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
13
See Notes to Financial Statements.

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 6.490	$ 7.190	$ 7.200	$ 7.220	$ 7.190
Income (Loss) From Operations
Net investment income(1)	$ 0.361	$ 0.285	$ 0.261	$ 0.192	$ 0.300
Net realized and unrealized gain (loss)	(0.046)	(0.661)	0.018 (2)	0.262	0.015
Total income (loss) from operations	$ 0.315	$(0.376)	$ 0.279	$ 0.454	$ 0.315
Less Distributions
From net investment income	$ (0.365)	$ (0.301)	$ (0.258)	$ (0.474)	$ (0.285)
From net realized gain	—	(0.001)	(0.002)	—	—
Tax return of capital	(0.080)	(0.022)	(0.029)	—	—
Total distributions	$(0.445)	$(0.324)	$(0.289)	$(0.474)	$(0.285)
Net asset value — End of year	$ 6.360	$ 6.490	$ 7.190	$ 7.200	$ 7.220
Total Return(3)	4.85%	(5.21)%	3.75%	6.56%	4.34%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 2,678	$ 2,254	$ 2,720	$ 2,528	$ 1,949
Ratios (as a percentage of average daily net assets):(4)
Expenses (5)	1.45% (6)	1.32% (6)	1.33%	1.36%	1.44%
Net investment income	5.48%	4.12%	3.57%	2.71%	4.18%
Portfolio Turnover of the Fund(7)	14%	22%	14%	18%	11%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolios' allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.20%, 0.06%, 0.06%, 0.04% and 0.10% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolios’ adviser fee due to the Portfolios’ investment in the Liquidity Fund (equal to 0.02% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(7)	Percentage includes both the Fund's contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
14
See Notes to Financial Statements.

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Short Duration Strategic Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing in interests in five portfolios (the Portfolios) managed by an affiliate of Eaton Vance Management (EVM), which are Massachusetts business trusts, and in shares of Eaton Vance Emerging Markets Debt Opportunities Fund, a series of Eaton Vance Series Fund, Inc., a Maryland corporation (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in each Portfolio's net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2023 were as follows: Emerging Markets Local Income Portfolio (10.6%), Global Macro Absolute Return Advantage Portfolio (26.6%), Global Opportunities Portfolio (98.6%), High Income Opportunities Portfolio (8.7%) and Senior Debt Portfolio (1.8%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each other Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements are available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation— Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.
Additional valuation policies for the other Portfolios are as follows:
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate.
The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.
B  Income—The Fund’s net investment income or loss includes the Fund’s pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on investments in the Affiliated Investment Fund is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from the Affiliated Investment Fund are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
15

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Notes to Financial Statements — continued

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro rata share of the estimated reserve for such taxes incurred by the Portfolios.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
2  Distributions to Shareholders and Income Tax Information
The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$210,239,995	$142,427,149
Long-term capital gains	$ —	$ 544,599
Tax return of capital	$ 47,368,838	$ 10,698,373
During the year ended October 31, 2023, accumulated loss was decreased by $759,422 and paid-in capital was decreased by $759,422 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
16

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Notes to Financial Statements — continued

As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (143,836,476)
Net unrealized depreciation	(395,050,878)
Accumulated loss	$(538,887,354)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $143,836,476 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $45,826,179 are short-term and $98,010,297 are long-term. Utilization of these deferred capital losses may be limited in accordance with certain income tax regulations.
The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Portfolios, at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$4,472,756,572
Gross unrealized appreciation	$ —
Gross unrealized depreciation	(395,044,028)
Net unrealized depreciation	$ (395,044,028)
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by EVM, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), to render investment advisory services. For the year ended October 31, 2023, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios totaled $21,546,819 or 0.61% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.
The Portfolios may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the Liquidity Fund), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolios is reduced by an amount equal to their pro rata share of the advisory and administration fees paid by the Portfolios due to their investments in the Liquidity Fund. For the year ended October 31, 2023, the Fund’s allocated share of the reduction of the investment adviser fee paid by the Portfolios was $626,136 relating to the Portfolios’ investments in the Liquidity Fund.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $138,547 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter,
17

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Notes to Financial Statements — continued

received $47,812 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2023 in the amount of $12,918. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).
Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and investments in the Portfolios, aggregated $11,336,913 and $0, respectively, for the year ended October 31, 2023.
5  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $1,634,979 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $902,523 for Class C shares.
The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2023, the Fund paid or accrued to EVD $6,130 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $300,841 and $6,130 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
6  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $13,753 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
7  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investments in the Portfolios were as follows:
Portfolio	Contributions	Withdrawals
Emerging Markets Local Income Portfolio	$ 28,000,000	$ (57,003,564)
Global Macro Absolute Return Advantage Portfolio	208,803,811	(7,345,215)
Global Opportunities Portfolio	1,059,553,831	(303,199,767)
High Income Opportunities Portfolio	—	—
Senior Debt Portfolio	78,208,000	(130,815,805)
18

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Notes to Financial Statements — continued

8  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	35,980,990	$ 237,067,338	20,976,045	$ 144,750,593
Issued to shareholders electing to receive payments of distributions in Fund shares	6,513,602	42,668,531	4,492,592	30,520,580
Redemptions	(35,298,867)	(232,076,455)	(27,436,307)	(188,532,299)
Net increase (decrease)	7,195,725	$ 47,659,414	(1,967,670)	$ (13,261,126)
Class C
Sales	6,171,903	$ 38,197,100	3,383,005	$ 21,937,948
Issued to shareholders electing to receive payments of distributions in Fund shares	1,153,290	7,122,726	908,474	5,817,440
Redemptions	(9,870,547)	(61,132,985)	(7,392,059)	(47,884,260)
Net decrease	(2,545,354)	$ (15,813,159)	(3,100,580)	$ (20,128,872)
Class I
Sales	318,604,510	$ 2,091,777,974	221,544,338	$ 1,523,518,681
Issued to shareholders electing to receive payments of distributions in Fund shares	29,362,563	191,869,761	15,942,843	107,907,814
Redemptions	(179,166,371)	(1,176,688,851)	(172,975,993)	(1,188,999,114)
Net increase	168,800,702	$ 1,106,958,884	64,511,188	$ 442,427,381
Class R
Sales	262,726	$ 1,745,077	85,854	$ 600,495
Issued to shareholders electing to receive payments of distributions in Fund shares	24,062	157,798	16,741	114,035
Redemptions	(213,108)	(1,416,659)	(133,626)	(919,489)
Net increase (decrease)	73,680	$ 486,216	(31,031)	$ (204,959)
9  Affiliated Investments
At October 31, 2023, the value of the Fund's investment in affiliated funds was $154,109,514, which represents 3.8% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	$133,883,950	$11,336,913	$ —	$ —	$8,888,651	$154,109,514	$11,336,913	21,198,007
19

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Notes to Financial Statements — continued

10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Fund's investments in securities and investments in the Portfolios, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Investments in Portfolios	$ 3,923,603,030	$ —	$ —	$ 3,923,603,030
Investments in Affiliated Investment Funds	154,109,514	—	—	154,109,514
Total Investments	$4,077,712,544	$ —	$ —	$4,077,712,544
20

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Strategic Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Strategic Income Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
 Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
21

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $2,270,309, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 0.54% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 95.85% of distributions from net investment income as a 163(j) interest dividend.
22

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments

Asset-Backed Securities — 8.9%
Security	Principal Amount (000's omitted)	Value
ACHV ABS Trust, Series 2023-1PL, Class B, 6.80%, 3/18/30(1)	$3,000	$ 2,997,579
Alinea CLO, Ltd., Series 2018-1A, Class E, 11.677%, (3 mo. SOFR + 6.262%), 7/20/31(1)(2)	2,000	1,747,574
Allegany Park CLO, Ltd., Series 2019-1A, Class ER, 11.816%, (3 mo. SOFR + 6.40%), 1/20/35(1)(2)	1,000	914,281
AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 11.807%, (3 mo. SOFR + 6.442%), 11/10/30(1)(2)	2,000	1,707,568
Ares LVlll CLO, Ltd., Series 2020-58A, Class ER, 12.094%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	2,000	1,822,554
Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 11.476%, (3 mo. SOFR + 6.111%), 5/15/30(1)(2)	4,000	3,427,324
Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 11.356%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	3,000	2,664,078
Atlas Senior Loan Fund XX, Ltd., Series 2022-20A, Class B1, 8.547%, (3 mo. SOFR + 3.15%), 10/19/35(1)(2)	6,000	6,035,088
Bain Capital Credit CLO, Ltd., Series 2018-1A, Class E, 11.024%, (3 mo. SOFR + 5.612%), 4/23/31(1)(2)	3,500	2,930,063
Barings CLO, Ltd., Series 2018-1A, Class D, 11.156%, (3 mo. SOFR + 5.762%), 4/15/31(1)(2)	5,000	4,247,075
Battalion CLO XXII, Ltd., Series 2021-22A, Class D, 9.027%, (3 mo. SOFR + 3.612%), 1/20/35(1)(2)	2,000	1,820,794
Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 11.277%, (3 mo. SOFR + 5.862%), 1/20/31(1)(2)	5,000	4,207,330
Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class E, 11.027%, (3 mo. SOFR + 5.612%), 4/20/31(1)(2)	3,000	2,692,287
Benefit Street Partners CLO XVI, Ltd.:
Series 2018-16A, Class DR, 8.664%, (3 mo. SOFR + 3.262%), 1/17/32(1)(2)	2,000	1,964,614
Series 2018-16A, Class E, 12.364%, (3 mo. SOFR + 6.962%), 1/17/32(1)(2)	2,000	1,873,842
Benefit Street Partners CLO XXII, Ltd.:
Series 2020-22A, Class DR, 8.766%, (3 mo. SOFR + 3.35%), 4/20/35(1)(2)	2,000	1,910,952
Series 2020-22A, Class ER, 12.346%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	2,000	1,860,164
Benefit Street Partners CLO XXV, Ltd., Series 2021-25A, Class E, 12.506%, (3 mo. SOFR + 7.112%), 1/15/35(1)(2)	1,000	948,402
Betony CLO 2, Ltd., Series 2018-1A, Class D, 11.302%, (3 mo. SOFR + 5.912%), 4/30/31(1)(2)	3,000	2,640,123
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class D1R, 9.177%, (3 mo. SOFR + 3.762%), 10/20/34(1)(2)	3,500	3,316,197
BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 12.094%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,779,092
Security	Principal Amount (000's omitted)	Value
BlueMountain CLO XXXIV, Ltd., Series 2022-34A, Class E, 12.966%, (3 mo. SOFR + 7.55%), 4/20/35(1)(2)	$1,000	$ 948,380
BlueMountain CLO XXXV, Ltd., Series 2022-35A, Class E, 13.162%, (3 mo. SOFR + 7.75%), 7/22/35(1)(2)	2,000	1,884,938
BlueMountain CLO, Ltd.:
Series 2015-3A, Class A1R, 6.677%, (3 mo. SOFR + 1.262%), 4/20/31(1)(2)	3,132	3,116,195
Series 2015-3A, Class DR, 11.077%, (3 mo. SOFR + 5.662%), 4/20/31(1)(2)	2,000	1,673,848
Series 2016-3A, Class ER, 11.576%, (3 mo. SOFR + 6.212%), 11/15/30(1)(2)	1,000	816,405
Canyon Capital CLO, Ltd.:
Series 2016-1A, Class ER, 11.406%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	4,000	3,392,436
Series 2016-2A, Class ER, 11.656%, (3 mo. SOFR + 6.262%), 10/15/31(1)(2)	1,000	850,250
Series 2017-1A, Class E, 11.906%, (3 mo. SOFR + 6.512%), 7/15/30(1)(2)	1,000	885,319
Series 2018-1A, Class E, 11.406%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	2,000	1,706,096
Series 2022-1A, Class D, 8.603%, (3 mo. SOFR + 3.20%), 4/15/35(1)(2)	1,900	1,741,682
Carlyle CLO C17, Ltd., Series C17A, Class DR, 11.652%, (3 mo. SOFR + 6.262%), 4/30/31(1)(2)	3,000	2,435,412
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class DR2, 12.156%, (3 mo. SOFR + 6.761%), 1/14/32(1)(2)	1,000	834,347
Series 2014-3RA, Class D, 11.049%, (3 mo. SOFR + 5.662%), 7/27/31(1)(2)	2,000	1,746,154
Series 2019-4A, Class CR, 8.594%, (3 mo. SOFR + 3.20%), 4/15/35(1)(2)	1,750	1,649,274
Series 2022-AA, Class C, 8.966%, (3 mo. SOFR + 3.55%), 4/20/35(1)(2)	3,000	2,918,370
Carlyle US CLO, Ltd., Series 2019-4A, Class DR, 11.994%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	2,000	1,772,646
CarVal CLO IV, Ltd., Series 2021-1A, Class E, 12.277%, (3 mo. SOFR + 6.862%), 7/20/34(1)(2)	1,000	975,659
CFMT, LLC:
Series 2023-HB11, Class M3, 4.00%, 2/25/37(1)(3)	7,600	6,254,734
Series 2023-HB11, Class M4, 4.00%, 2/25/37(1)(3)	2,075	1,563,928
Series 2023-HB12, Class M4, 4.25%, 4/25/33(1)(3)	11,000	8,387,038
CIFC Funding 2017-III, Ltd., Series 2017-3A, Class A1, 6.897%, (3 mo. SOFR + 1.482%), 7/20/30(1)(2)	923	922,929
Crown City CLO III, Series 2021-1A, Class C, 8.977%, (3 mo. SOFR + 3.562%), 7/20/34(1)(2)	1,000	897,007
Dryden CLO, Ltd.:
Series 2018-55A, Class E, 11.056%, (3 mo. SOFR + 5.662%), 4/15/31(1)(2)	1,000	874,836
Series 2022-112A, Class E, 13.145%, (3 mo. SOFR + 7.78%), 8/15/34(1)(2)	1,000	986,608

23
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Dryden Senior Loan Fund, Series 2016-42A, Class ER, 11.206%, (3 mo. SOFR + 5.812%), 7/15/30(1)(2)	$2,000	$ 1,687,506
Elmwood CLO 14, Ltd., Series 2022-1A, Class D, 8.566%, (3 mo. SOFR + 3.15%), 4/20/35(1)(2)	2,000	1,914,986
Elmwood CLO 17, Ltd., Series 2022-4A, Class E, 12.553%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	2,000	1,981,362
Galaxy 31 CLO, Ltd., Series 2023-31A, Class D, 10.644%, (3 mo. SOFR + 5.25%), 4/15/36(1)(2)	2,300	2,307,079
Galaxy XXI CLO, Ltd.:
Series 2015-21A, Class DR, 8.327%, (3 mo. SOFR + 2.912%), 4/20/31(1)(2)	5,000	4,794,400
Series 2015-21A, Class ER, 10.927%, (3 mo. SOFR + 5.511%), 4/20/31(1)(2)	4,000	3,608,632
Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 11.677%, (3 mo. SOFR + 6.262%), 1/20/31(1)(2)	3,000	2,808,669
Golub Capital Partners CLO 37B, Ltd.:
Series 2018-37A, Class D, 8.977%, (3 mo. SOFR + 3.562%), 7/20/30(1)(2)	1,500	1,391,042
Series 2018-37A, Class E, 11.427%, (3 mo. SOFR + 6.012%), 7/20/30(1)(2)	3,000	2,965,881
Golub Capital Partners CLO 50B-R, Ltd., Series 2020-50A, Class ER, 12.516%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	1,843,070
Golub Capital Partners CLO 53B, Ltd.:
Series 2021-53A, Class D, 8.727%, (3 mo. SOFR + 3.312%), 7/20/34(1)(2)	2,000	1,877,476
Series 2021-53A, Class E, 12.377%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	1,000	913,382
Golub Capital Partners CLO 60B, Ltd., Series 2022-60A, Class D, 9.148%, (3 mo. SOFR + 3.77%), 10/25/34(1)(2)	1,800	1,713,379
Golub Capital Partners CLO, Ltd., Series 2020-48A, Class D, 9.464%, (3 mo. SOFR + 4.062%), 4/17/33(1)(2)	3,000	2,822,502
Halseypoint CLO 5, Ltd., Series 2021-5A, Class D, 9.152%, (3 mo. SOFR + 3.762%), 1/30/35(1)(2)	3,500	3,239,292
Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 12.077%, (3 mo. SOFR + 6.662%), 4/20/34(1)(2)	1,000	929,261
Highbridge Loan Management, Series 3A-2014, Class DR, 12.157%, (3 mo. SOFR + 6.762%), 7/18/29(1)(2)	2,750	2,362,492
ICG US CLO, Ltd., Series 2018-2A, Class E, 11.424%, (3 mo. SOFR + 6.012%), 7/22/31(1)(2)	1,000	822,964
KKR SFR Warehouse Participation, 8.825%, (30-day average SOFR + 3.50%), 12/13/23(2)	12,030	12,025,223
Madison Park Funding XVII, Ltd., Series 2015-17A, Class ER, 12.174%, (3 mo. SOFR + 6.762%), 7/21/30(1)(2)	2,500	2,344,897
Madison Park Funding XXXVI, Ltd.:
Series 2019-36A, Class D1R, 8.894%, (3 mo. SOFR + 3.50%), 4/15/35(1)(2)	1,000	969,875
Security	Principal Amount (000's omitted)	Value
Madison Park Funding XXXVI, Ltd.: (continued)
Series 2019-36A, Class ER, 12.444%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	$2,000	$ 1,971,686
Marble Point CLO XXIV, Ltd., Series 2022-1A, Class D1, 9.656%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	2,000	1,948,968
Mountain View CLO, LLC, Series 2017-2A, Class AR, 6.696%, (3 mo. SOFR + 1.302%), 1/16/31(1)(2)	6,062	6,043,628
Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 11.724%, (3 mo. SOFR + 6.322%), 10/17/30(1)(2)	2,000	1,819,478
Neuberger Berman Loan Advisers CLO 30, Ltd., Series 2018-30A, Class ER, 11.877%, (3 mo. SOFR + 6.462%), 1/20/31(1)(2)	2,000	1,889,880
Neuberger Berman Loan Advisers CLO 49, Ltd., Series 2022-49A, Class E, 12.378%, (3 mo. SOFR + 7.00%), 7/25/34(1)(2)	2,000	1,973,800
NewRez Warehouse Securitization Trust:
Series 2021-1, Class E, 8.689%, (1 mo. SOFR + 3.364%), 5/25/55(1)(2)	3,813	3,818,775
Series 2021-1, Class F, 10.689%, (1 mo. SOFR + 5.364%), 5/25/55(1)(2)	1,950	1,957,155
Northwoods Capital, Ltd., Series 2018-11B1, Class A1, 6.758%, (3 mo. SOFR + 1.362%), 4/19/31(1)(2)	9,717	9,647,816
NRZ Excess Spread-Collateralized Notes:
Series 2021-FNT1, Class A, 2.981%, 3/25/26(1)	673	604,594
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	5,097	4,594,188
Pagaya AI Technology in Housing Trust, Series 2023-1, Class F, 3.60%, 10/25/40(1)	4,500	2,854,642
Palmer Square CLO, Ltd.:
Series 2015-1A, Class DR4, 12.141%, (3 mo. SOFR + 6.762%), 5/21/34(1)(2)	2,000	1,847,830
Series 2018-1A, Class D, 10.807%, (3 mo. SOFR + 5.412%), 4/18/31(1)(2)	4,000	3,762,596
Series 2021-2A, Class E, 12.006%, (3 mo. SOFR + 6.612%), 7/15/34(1)(2)	1,000	962,846
Series 2022-1A, Class D, 8.466%, (3 mo. SOFR + 3.05%), 4/20/35(1)(2)	2,450	2,380,981
PMT Issuer Trust - FMSR, Series 2022-FT1, Class A, 9.511%, (30-day average SOFR + 4.19%), 6/25/27(1)(2)	3,000	3,011,081
Regatta IX Funding, Ltd., Series 2017-1A, Class E, 11.664%, (3 mo. SOFR + 6.262%), 4/17/30(1)(2)	3,000	2,781,915
Regatta XIII Funding, Ltd., Series 2018-2A, Class D, 11.606%, (3 mo. SOFR + 6.212%), 7/15/31(1)(2)	3,000	2,440,221
Retained Vantage Data Centers Issuer, LLC, Series 2023-1A, Class A2B, 5.25%, 9/15/48(1)	10,000	6,417,884
Sandstone Peak, Ltd., Series 2021-1A, Class D, 9.206%, (3 mo. SOFR + 3.812%), 10/15/34(1)(2)	4,000	3,714,568
Shackleton CLO, Ltd., Series 2015-7RA, Class AR, 6.806%, (3 mo. SOFR + 1.412%), 7/15/31(1)(2)	10,918	10,872,105

24
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
STAR Trust:
Series 2021-SFR1, Class G, 8.65%, (1 mo. SOFR + 3.314%), 4/17/38(1)(2)	$2,494	$ 2,410,037
Series 2021-SFR1, Class H, 9.90%, (1 mo. SOFR + 4.564%), 4/17/38(1)(2)	1,600	1,566,399
Steele Creek CLO, Ltd., Series 2014-1RA, Class A, 6.744%, (3 mo. SOFR + 1.332%), 4/21/31(1)(2)	6,934	6,911,269
Vibrant CLO IX, Ltd., Series 2018-9A, Class D, 11.927%, (3 mo. SOFR + 6.512%), 7/20/31(1)(2)	2,000	1,390,156
Voya CLO, Ltd.:
Series 2013-1A, Class DR, 12.136%, (3 mo. SOFR + 6.741%), 10/15/30(1)(2)	5,000	3,404,580
Series 2014-1A, Class DR2, 11.657%, (3 mo. SOFR + 6.262%), 4/18/31(1)(2)	2,000	1,608,334
Series 2015-3A, Class DR, 11.877%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	2,000	1,601,934
Series 2017-4A, Class A1, 6.786%, (3 mo. SOFR + 1.392%), 10/15/30(1)(2)	3,984	3,972,566
Series 2018-2A, Class E, 10.906%, (3 mo. SOFR + 5.512%), 7/15/31(1)(2)	1,000	851,981
Wellfleet CLO, Ltd.:
Series 2016-2A, Class A1R, 6.817%, (3 mo. SOFR + 1.402%), 10/20/28(1)(2)	805	802,806
Series 2019-1A, Class CR, 9.227%, (3 mo. SOFR + 3.812%), 7/20/32(1)(2)	2,500	2,326,037
Series 2021-2A, Class E, 12.616%, (3 mo. SOFR + 7.222%), 7/15/34(1)(2)	1,000	828,887
Series 2022-1A, Class E, 13.254%, (3 mo. SOFR + 7.86%), 4/15/34(1)(2)	2,000	1,852,368
Series 2022-2A, Class E, 13.955%, (3 mo. SOFR + 8.56%), 10/18/35(1)(2)	2,000	1,980,678
Total Asset-Backed Securities (identified cost $284,817,846)		$266,889,511

Closed-End Funds — 3.0%
Security	Shares	Value
iShares iBoxx High Yield Corporate Bond ETF	1,140,300	$ 82,751,571
Nuveen Global High Income Fund	83,400	892,380
PGIM Global High Yield Fund, Inc.	430,326	4,462,481
Western Asset High Income Opportunity Fund, Inc.	383,997	1,409,269
Total Closed-End Funds (identified cost $90,876,613)		$ 89,515,701

Collateralized Mortgage Obligations — 25.9%
Security	Principal Amount (000's omitted)	Value
Angel Oak Mortgage Trust I, LLC, Series 2019-1, Class B1, 5.40%, 11/25/48(1)(3)	$3,939	$ 3,849,075
Security	Principal Amount (000's omitted)	Value
Brean Asset-Backed Securities Trust, Series 2023-RM6, Class A1, 5.25% to 1/25/28, 1/25/63(1)(4)	$3,881	$ 3,566,682
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	2,827	2,474,319
CHNGE Mortgage Trust:
Series 2022-4, Class A1, 6.00% to 9/25/24, 10/25/57(1)(3)	12,178	11,861,734
Series 2022-NQ, Class M1, 5.82%, 6/25/67(1)(3)	1,764	1,484,880
Deephaven Residential Mortgage Trust, Series 2020-2, Class B2, 5.798%, 5/25/65(1)(3)	4,273	3,969,490
FARM Mortgage Trust:
Series 2022-1, Class B, 2.945%, 1/25/52(1)(3)	2,662	1,750,905
Series 2023-1, Class B, 3.032%, 3/25/52(1)(3)	2,676	1,765,981
Federal Home Loan Mortgage Corp.:
Series 2182, Class ZC, 7.50%, 9/15/29	35	35,860
Series 4273, Class SP, 0.00%, (11.695% - 30-day average SOFR x 2.667, Floor 0.00%), 11/15/43(5)	516	367,974
Series 5071, Class SP, 0.00%, (3.30% - 30-day average SOFR, Floor 0.00%), 2/25/51(5)	4,319	1,479,472
Series 5083, Class SK, 0.00%, (3.867% - 30-day average SOFR x 1.333, Floor 0.00%), 3/25/51(5)	3,411	1,707,365
Series 5139, Class DZ, 2.50%, 9/25/51	2,051	1,006,170
Series 5144, Class Z, 2.50%, 9/25/51	7,571	3,899,700
Series 5150, Class QZ, 2.50%, 10/25/51	2,642	1,353,693
Series 5150, Class ZJ, 2.50%, 10/25/51	4,255	2,185,804
Series 5152, Class ZP, 3.00%, 7/25/50	10,158	5,141,955
Series 5159, Class ZP, 3.00%, 11/25/51	860	461,095
Series 5159, Class ZT, 3.00%, 11/25/51	1,527	870,667
Series 5163, Class Z, 3.00%, 11/25/51	1,079	546,125
Series 5166, Class ZN, 3.00%, 9/25/50	1,961	1,025,100
Series 5168, Class MZ, 3.00%, 10/25/51	2,053	1,146,331
Series 5300, Class EY, 6.00%, 12/25/52	10,900	10,418,921
Series 5324, Class MZ, 6.00%, 7/25/53	3,392	3,013,945
Series 5327, Class B, 6.00%, 8/25/53	20,000	19,083,588
Interest Only:(6)
Series 380, Class C1, 3.00%, 1/25/50	30,626	5,345,097
Series 380, Class C5, 3.50%, 1/25/50	9,538	1,807,382
Series 2631, Class DS, 1.665%, (6.986% - 30-day average SOFR), 6/15/33(5)	413	8,423
Series 2956, Class SL, 1.565%, (6.886% - 30-day average SOFR), 6/15/32(5)	457	28,501
Series 3114, Class TS, 1.215%, (6.536% - 30-day average SOFR), 9/15/30(5)	1,046	32,120
Series 3153, Class JI, 1.185%, (6.506% - 30-day average SOFR), 5/15/36(5)	1,164	65,840
Series 4007, Class JI, 4.00%, 2/15/42	540	81,891
Series 4067, Class JI, 3.50%, 6/15/27	1,342	52,142
Series 4070, Class S, 0.665%, (5.986% - 30-day average SOFR), 6/15/32(5)	4,556	220,214

25
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 4095, Class HS, 0.665%, (5.986% - 30-day average SOFR), 7/15/32(5)	$889	$ 26,737
Series 4109, Class ES, 0.715%, (6.036% - 30-day average SOFR), 12/15/41(5)	81	6,347
Series 4109, Class SA, 0.765%, (6.086% - 30-day average SOFR), 9/15/32(5)	2,058	92,696
Series 4149, Class S, 0.815%, (6.136% - 30-day average SOFR), 1/15/33(5)	1,443	75,032
Series 4163, Class GS, 0.765%, (6.086% - 30-day average SOFR), 11/15/32(5)	1,285	59,748
Series 4169, Class AS, 0.815%, (6.136% - 30-day average SOFR), 2/15/33(5)	1,897	83,295
Series 4188, Class AI, 3.50%, 4/15/28	1,155	39,607
Series 4189, Class SQ, 0.715%, (6.036% - 30-day average SOFR), 12/15/42(5)	486	38,571
Series 4203, Class QS, 0.815%, (6.136% - 30-day average SOFR), 5/15/43(5)	1,300	64,325
Series 4332, Class IK, 4.00%, 4/15/44	456	73,987
Series 4343, Class PI, 4.00%, 5/15/44	1,423	242,988
Series 4370, Class IO, 3.50%, 9/15/41	215	5,807
Series 4381, Class SK, 0.715%, (6.036% - 30-day average SOFR), 6/15/44(5)	1,303	93,352
Series 4388, Class MS, 0.665%, (5.986% - 30-day average SOFR), 9/15/44(5)	1,277	107,960
Series 4408, Class IP, 3.50%, 4/15/44	1,928	261,094
Series 4497, Class CS, 0.765%, (6.086% - 30-day average SOFR), 9/15/44(5)	1,053	14,462
Series 4507, Class MI, 3.50%, 8/15/44	676	31,693
Series 4507, Class SJ, 0.745%, (6.066% - 30-day average SOFR), 9/15/45(5)	3,623	305,979
Series 4520, Class PI, 4.00%, 8/15/45	8,687	1,203,581
Series 4528, Class BS, 0.715%, (6.036% - 30-day average SOFR), 7/15/45(5)	1,714	132,332
Series 4629, Class QI, 3.50%, 11/15/46	1,776	363,777
Series 4637, Class IP, 3.50%, 4/15/44	230	8,649
Series 4644, Class TI, 3.50%, 1/15/45	1,606	241,670
Series 4744, Class IO, 4.00%, 11/15/47	1,629	324,501
Series 4749, Class IL, 4.00%, 12/15/47	1,293	258,565
Series 4768, Class IO, 4.00%, 3/15/48	1,583	317,267
Series 5051, Class S, 0.00%, (3.60% - 30-day average SOFR, Floor 0.00%), 12/25/50(5)	17,968	427,642
Series 5070, Class CI, 2.00%, 2/25/51	38,571	4,884,281
Series 5156, Class IP, 3.00%, 12/25/49	19,966	3,147,599
Series 5236, Class TI, 3.00%, 1/25/51	72,448	12,216,169
Principal Only:(7)
Series 4417, Class KO, 0.00%, 12/15/43	539	326,199
Series 4478, Class PO, 0.00%, 5/15/45	836	568,190
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-HQA3, Class B2, 12.935%, (30-day average SOFR + 7.614%), 9/25/49(1)(2)	1,250	1,362,430
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes: (continued)
Series 2020-DNA6, Class B2, 10.971%, (30-day average SOFR + 5.65%), 12/25/50(1)(2)	$6,900	$ 7,185,447
Series 2021-DNA3, Class B2, 11.571%, (30-day average SOFR + 6.25%), 10/25/33(1)(2)	3,000	3,172,278
Series 2021-DNA5, Class B2, 10.821%, (30-day average SOFR + 5.50%), 1/25/34(1)(2)	3,500	3,411,827
Series 2021-DNA6, Class B2, 12.821%, (30-day average SOFR + 7.50%), 10/25/41(1)(2)	13,640	13,961,382
Federal National Mortgage Association:
Series G94-7, Class PJ, 7.50%, 5/17/24	2	2,375
Series 1994-42, Class K, 6.50%, 4/25/24	4	3,902
Series 2009-62, Class WA, 5.582%, 8/25/39(3)	601	596,245
Series 2013-6, Class TA, 1.50%, 1/25/43	516	431,736
Series 2021-56, Class GZ, 3.00%, 7/25/51	1,354	718,014
Series 2021-56, Class LZ, 2.50%, 9/25/51	5,502	2,956,398
Series 2021-61, Class LZ, 2.50%, 9/25/51	3,822	1,973,438
Series 2021-61, Class Z, 2.50%, 9/25/51	8,118	4,205,728
Series 2021-77, Class WZ, 3.00%, 8/25/50	419	204,822
Series 2023-12, Class LW, 6.00%, 4/25/53	11,482	10,976,243
Series 2023-14, Class EL, 6.00%, 4/25/53	63,163	59,814,044
Interest Only:(6)
Series 2004-46, Class SI, 0.565%, (5.886% - 30-day average SOFR), 5/25/34(5)	980	26,470
Series 2005-17, Class SA, 1.265%, (6.586% - 30-day average SOFR), 3/25/35(5)	933	66,491
Series 2005-71, Class SA, 1.315%, (6.636% - 30-day average SOFR), 8/25/25(5)	31	155
Series 2005-105, Class S, 1.265%, (6.586% - 30-day average SOFR), 12/25/35(5)	781	58,590
Series 2006-44, Class IS, 1.165%, (6.486% - 30-day average SOFR), 6/25/36(5)	687	45,886
Series 2006-65, Class PS, 1.785%, (7.106% - 30-day average SOFR), 7/25/36(5)	677	66,316
Series 2006-96, Class SN, 1.765%, (7.086% - 30-day average SOFR), 10/25/36(5)	733	44,925
Series 2006-104, Class SD, 1.205%, (6.526% - 30-day average SOFR), 11/25/36(5)	725	50,463
Series 2006-104, Class SE, 1.195%, (6.516% - 30-day average SOFR), 11/25/36(5)	484	33,415
Series 2007-50, Class LS, 1.015%, (6.336% - 30-day average SOFR), 6/25/37(5)	1,041	70,503
Series 2008-26, Class SA, 0.765%, (6.086% - 30-day average SOFR), 4/25/38(5)	1,125	83,208
Series 2008-61, Class S, 0.665%, (5.986% - 30-day average SOFR), 7/25/38(5)	2,044	100,899
Series 2011-101, Class IC, 3.50%, 10/25/26	585	16,362
Series 2011-101, Class IE, 3.50%, 10/25/26	436	12,060
Series 2011-104, Class IM, 3.50%, 10/25/26	780	22,883
Series 2012-52, Class DI, 3.50%, 5/25/27	1,697	66,457
Series 2012-124, Class IO, 1.365%, 11/25/42(3)	2,552	115,994

26
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2012-139, Class LS, 0.719%, (6.036% - 30-day average SOFR), 12/25/42(5)	$2,513	$ 267,222
Series 2012-147, Class SA, 0.665%, (5.986% - 30-day average SOFR), 1/25/43(5)	2,891	216,433
Series 2012-150, Class PS, 0.715%, (6.036% - 30-day average SOFR), 1/25/43(5)	3,645	272,043
Series 2012-150, Class SK, 0.715%, (6.036% - 30-day average SOFR), 1/25/43(5)	4,276	334,674
Series 2013-11, Class IO, 4.00%, 1/25/43	9,012	1,090,039
Series 2013-12, Class SP, 0.215%, (5.536% - 30-day average SOFR), 11/25/41(5)	440	4,723
Series 2013-15, Class DS, 0.765%, (6.086% - 30-day average SOFR), 3/25/33(5)	3,401	144,754
Series 2013-23, Class CS, 0.815%, (6.136% - 30-day average SOFR), 3/25/33(5)	1,791	77,819
Series 2013-64, Class PS, 0.815%, (6.136% - 30-day average SOFR), 4/25/43(5)	1,890	98,169
Series 2013-66, Class JI, 3.00%, 7/25/43	3,054	478,756
Series 2013-75, Class SC, 0.815%, (6.136% - 30-day average SOFR), 7/25/42(5)	2,509	43,957
Series 2014-32, Class EI, 4.00%, 6/25/44	718	127,374
Series 2014-41, Class SA, 0.615%, (5.936% - 30-day average SOFR), 7/25/44(5)	1,220	133,781
Series 2014-43, Class PS, 0.665%, (5.986% - 30-day average SOFR), 3/25/42(5)	1,089	54,451
Series 2014-55, Class IN, 3.50%, 7/25/44	1,826	371,443
Series 2014-64, Class BI, 3.50%, 3/25/44	248	8,336
Series 2014-67, Class IH, 4.00%, 10/25/44	1,235	282,524
Series 2014-80, Class CI, 3.50%, 12/25/44	1,253	268,761
Series 2014-89, Class IO, 3.50%, 1/25/45	1,896	405,169
Series 2015-6, Class IM, 0.00%, (5.181% - 30-day average SOFR x 1.33, Floor 0.00%), 6/25/43(5)	1,960	6,040
Series 2015-14, Class KI, 3.00%, 3/25/45	2,234	367,352
Series 2015-22, Class GI, 3.50%, 4/25/45	672	123,499
Series 2015-31, Class SG, 0.665%, (5.986% - 30-day average SOFR), 5/25/45(5)	2,500	334,588
Series 2015-36, Class IL, 3.00%, 6/25/45	1,509	215,614
Series 2015-52, Class MI, 3.50%, 7/25/45	3,165	634,676
Series 2015-93, Class BS, 0.715%, (6.036% - 30-day average SOFR), 8/25/45(5)	1,365	54,670
Series 2018-21, Class IO, 3.00%, 4/25/48	4,061	721,911
Series 2021-94, Class CI, 3.00%, 1/25/52	11,588	1,894,268
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R04, Class 2B1, 10.685%, (30-day average SOFR + 5.364%), 6/25/39(1)(2)	15,996	17,093,140
Series 2019-R06, Class 2B1, 9.185%, (30-day average SOFR + 3.864%), 9/25/39(1)(2)	923	947,147
Series 2021-R01, Class 1B2, 11.321%, (30-day average SOFR + 6.00%), 10/25/41(1)(2)	8,500	8,509,315
FIGRE Trust, Series 2023-HE2, Class A, 6.512%, 5/25/53(1)(3)	5,410	5,354,022
Security	Principal Amount (000's omitted)	Value
Finance of America HECM Buyout, Series 2022-HB2, Class M5, 6.00%, 8/1/32(1)(3)	$1,000	$ 579,677
Flagstar Mortgage Trust:
Series 2023-10IN, Class B4, 3.512%, 10/25/51(1)(3)	6,900	4,393,123
Series 2023-6INV, Class B4, 3.488%, 8/25/51(1)(3)	4,201	2,735,433
FREED Mortgage, Series 2022-HE1, Class A, 7.00%, 10/25/37(1)(3)	2,939	2,907,900
Government National Mortgage Association:
Series 2021-136, Class Z, 2.50%, 8/20/51	8,804	4,442,821
Series 2021-139, Class ZJ, 2.50%, 8/20/51	1,705	983,974
Series 2021-154, Class ZC, 2.50%, 9/20/51	1,773	902,508
Series 2021-154, Class ZL, 3.00%, 9/20/51	2,857	1,373,081
Series 2021-165, Class MZ, 2.50%, 9/20/51	14,690	7,455,877
Series 2022-31, Class ZD, 3.00%, 2/20/52	282	91,324
Series 2022-173, Class S, 3.222%, (22.733% - 30-day average SOFR x 3.667), 10/20/52(5)	7,688	6,829,056
Series 2022-189, Class US, 3.222%, (22.733% - 30-day average SOFR x 3.667), 11/20/52(5)	11,195	10,143,927
Series 2022-195, Class AS, 3.436%, (23.125% - 30-day average SOFR x 3.70), 11/20/52(5)	4,810	4,694,756
Series 2022-197, Class SW, 3.549%, (16.32% - 30-day average SOFR x 2.40), 11/20/52(5)	8,946	8,124,600
Series 2023-53, Class AL, 5.50%, 4/20/53	20,000	18,178,388
Series 2023-53, Class SE, 3.039%, (22.55% - 30-day average SOFR x 3.667), 4/20/53(5)	19,744	18,283,446
Series 2023-56, Class ZE, 6.00%, 4/20/53	16,301	14,543,844
Series 2023-63, Class LB, 6.00%, 5/20/53	12,347	11,707,892
Series 2023-63, Class S, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(5)	37,944	33,881,883
Series 2023-64, Class LB, 6.00%, 5/20/53	5,036	4,777,389
Series 2023-65, Class SB, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(5)	7,637	6,977,660
Series 2023-65, Class SD, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(5)	15,202	14,252,168
Series 2023-66, Class S, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(5)	6,985	6,450,973
Series 2023-66, Class SD, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(5)	6,235	5,568,486
Series 2023-83, Class S, 2.754%, (22.868% - 30-day average SOFR x 3.78), 6/20/53(5)	7,883	6,889,470
Series 2023-84, Class MW, 6.00%, 6/20/53	5,478	5,193,740
Series 2023-84, Class SN, 2.858%, (22.387% - 30-day average SOFR x 3.67), 6/20/53(5)	8,302	7,339,029
Series 2023-89, Class SD, 2.672%, (22.183% - 30-day average SOFR x 3.667), 6/20/53(5)	9,215	8,043,148
Series 2023-96, Class BL, 6.00%, 7/20/53	10,000	9,510,764
Series 2023-96, Class DB, 6.00%, 7/20/53	8,000	7,593,382
Series 2023-97, Class CB, 6.00%, 7/20/53	20,000	19,339,203
Series 2023-99, Class AL, 6.00%, 7/20/53	3,000	2,848,010
Series 2023-100, Class AY, 6.00%, 7/20/53	13,236	12,573,412
Series 2023-100, Class JL, 6.00%, 7/20/53	11,099	10,561,389

27
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2023-116, Class CY, 6.00%, 8/20/53	$2,618	$ 2,488,146
Series 2023-133, Class S, 5.636%, (21.60% - 30-day average SOFR x 3.00), 9/20/53(5)	14,939	14,383,861
Series 2023-149, Class S, 5.505%, (21.45% - 30-day average SOFR x 3.00), 10/20/53(5)	9,250	8,966,275
Series 2023-150, Class AS, 7.065%, (27.528% - 30-day average SOFR x 3.85), 10/20/53(5)	5,275	5,348,238
Series 2023-153, Class SM, 6.731%, (28.00% - 30-day average SOFR x 4.00), 10/20/53(5)	15,929	16,083,832
Interest Only:(6)
Series 2014-68, Class KI, 0.00%, 10/20/42(3)	2,478	79,411
Series 2017-104, Class SD, 0.746%, (6.086% - 1 mo. SOFR), 7/20/47(5)	4,338	349,787
Series 2017-121, Class DS, 0.00%, (4.386% - 1 mo. SOFR, Floor 0.00%), 8/20/47(5)	2,873	81,272
Series 2017-137, Class AS, 0.00%, (4.386% - 1 mo. SOFR, Floor 0.00%), 9/20/47(5)	3,961	109,383
Series 2020-116, Class MI, 2.00%, 8/20/50	16,923	2,204,548
Series 2020-134, Class LI, 2.50%, 9/20/50	7,452	1,014,663
Series 2020-146, Class IQ, 2.00%, 10/20/50	17,331	1,924,893
Series 2020-146, Class QI, 2.00%, 10/20/50	9,222	1,008,773
Series 2020-149, Class NI, 2.50%, 10/20/50	13,601	1,846,698
Series 2020-151, Class AI, 2.00%, 10/20/50	51,053	6,278,383
Series 2020-151, Class HI, 2.50%, 10/20/50	1,189	160,799
Series 2020-154, Class PI, 2.50%, 10/20/50	12,063	1,631,231
Series 2020-167, Class KI, 2.00%, 11/20/50	28,273	3,142,258
Series 2020-173, Class DI, 2.00%, 11/20/50	21,247	2,568,748
Series 2020-176, Class HI, 2.50%, 11/20/50	29,466	4,002,589
Series 2020-185, Class BI, 2.00%, 12/20/50	7,299	843,379
Series 2020-191, Class AI, 2.00%, 12/20/50	27,235	3,146,101
Series 2021-15, Class AI, 2.00%, 1/20/51	31,477	3,804,298
Series 2021-23, Class TI, 2.50%, 2/20/51	11,403	1,485,033
Series 2021-30, Class AI, 2.00%, 2/20/51	3,841	459,946
Series 2021-46, Class IM, 2.50%, 3/20/51	2,562	341,184
Series 2021-56, Class SE, 0.00%, (2.30% - 30-day average SOFR, Floor 0.00%), 10/20/50(5)	5,327	52,072
Series 2021-77, Class SB, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 5/20/51(5)	12,304	258,783
Series 2021-97, Class IG, 2.50%, 8/20/49	37,419	4,101,449
Series 2021-114, Class MI, 3.00%, 6/20/51	9,335	1,449,110
Series 2021-121, Class TI, 3.00%, 7/20/51	34,013	4,232,283
Series 2021-122, Class NI, 3.00%, 7/20/51	6,228	950,728
Series 2021-125, Class SA, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 7/20/51(5)	16,185	340,156
Series 2021-154, Class MI, 3.00%, 9/20/51	46,553	6,294,489
Series 2021-160, Class IT, 2.50%, 9/20/51	17,288	1,893,967
Series 2021-175, Class AS, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(5)	26,124	157,977
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2021-175, Class SB, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(5)	$13,134	$ 79,572
Series 2021-193, Class IU, 3.00%, 11/20/49	41,987	5,716,381
Series 2021-193, Class YS, 0.00%, (2.45% - 30-day average SOFR, Floor 0.00%), 11/20/51(5)	25,290	220,462
Series 2021-201, Class PI, 3.00%, 11/20/51	26,341	3,066,775
Series 2021-209, Class IW, 3.00%, 11/20/51	18,657	2,449,708
Series 2022-104, Class IO, 2.50%, 6/20/51	25,229	3,282,694
Series 2022-119, Class CS, 0.00%, (3.00% - 30-day average SOFR, Floor 0.00%), 7/20/52(5)	208,493	1,577,169
Series 2022-119, Class SC, 0.00%, (3.00% - 30-day average SOFR, Floor 0.00%), 7/20/52(5)	23,166	175,241
Series 2022-119, Class TA, 0.00%, (3.90% - 30-day average SOFR, Floor 0.00%), 7/20/52(5)	46,332	269,364
Series 2022-119, Class TI, 0.00%, (3.85% - 30-day average SOFR, Floor 0.00%), 7/20/52(5)	463,319	2,540,330
Series 2022-126, Class AS, 0.00%, (3.69% - 30-day average SOFR, Floor 0.00%), 7/20/52(5)	62,173	827,905
Series 2022-126, Class SC, 0.00%, (3.73% - 30-day average SOFR, Floor 0.00%), 7/20/52(5)	46,332	632,657
Series 2022-135, Class SA, 0.00%, (3.00% - 30-day average SOFR, Floor 0.00%), 6/20/52(5)	129,394	1,082,500
Series 2023-13, Class SA, 0.079%, (5.40% - 30-day average SOFR), 1/20/53(5)	16,512	302,339
Series 2023-19, Class SD, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(5)	20,536	1,081,315
Series 2023-20, Class HS, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(5)	14,443	774,536
Series 2023-22, Class ES, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(5)	19,258	1,032,714
Series 2023-22, Class SA, 0.379%, (5.70% - 30-day average SOFR), 2/20/53(5)	32,170	877,709
Series 2023-24, Class SB, 0.00%, (5.15% - 30-day average SOFR, Floor 0.00%), 2/20/53(5)	38,516	946,458
Series 2023-24, Class SG, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(5)	19,258	1,032,714
Series 2023-32, Class SA, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(5)	64,996	3,485,411
Series 2023-38, Class LS, 0.979%, (6.30% - 30-day average SOFR), 3/20/53(5)	62,197	3,327,489
Series 2023-38, Class SD, 0.929%, (6.25% - 30-day average SOFR), 3/20/53(5)	96,111	4,171,772
Series 2023-38, Class SG, 0.879%, (6.20% - 30-day average SOFR), 3/20/53(5)	48,284	2,453,014
Series 2023-47, Class HS, 0.979%, (6.30% - 30-day average SOFR), 3/20/53(5)	20,732	1,109,163
Series 2023-47, Class SC, 0.929%, (6.25% - 30-day average SOFR), 3/20/53(5)	31,028	1,617,562
Series 2023-53, Class SK, 0.879%, (6.20% - 30-day average SOFR), 4/20/53(5)	39,139	2,033,614
GS Mortgage-Backed Securities Trust, Series 2022-PJ6, Class B4, 3.186%, 1/25/53(1)(3)	1,946	934,735

28
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
LHOME Mortgage Trust:
Series 2023-RTL2, Class A1, 8.00% to 1/25/26, 6/25/28(1)(4)	$2,775	$ 2,779,656
Series 2023-RTL3, Class A1, 8.00% to 3/25/26, 8/25/28(1)(4)	6,200	6,209,491
MFRA Trust, Series 2023-NQM1, Class A2, 5.75% to 1/25/26, 11/25/67(1)(4)	913	871,775
PNMAC GMSR Issuer Trust:
Series 2018-GT1, Class A, 9.289%, (1 mo. SOFR + 3.85%), 2/25/25(1)(2)	5,000	5,000,211
Series 2018-GT2, Class A, 8.089%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	4,272	4,271,513
Series 2022-GT1, Class A, 9.571%, (30-day average SOFR + 4.25%), 5/25/27(1)(2)	6,000	6,012,440
Radnor Re, Ltd., Series 2022-1, Class M1A, 9.071%, (30-day average SOFR + 3.75%), 9/25/32(1)(2)	7,000	7,127,256
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(1)(3)	53,952	42,100,117
Total Collateralized Mortgage Obligations (identified cost $917,019,547)		$776,076,837

Commercial Mortgage-Backed Securities — 0.7%
Security	Principal Amount (000's omitted)	Value
CSMC Trust:
Series 2020-TMIC, Class A, 8.95%, (1 mo. SOFR + 3.614%), 12/15/35(1)(2)	$3,000	$ 2,996,936
Series 2022-NWPT, Class A, 8.478%, (1 mo. SOFR + 3.143%), 9/9/24(1)(2)	4,200	4,215,752
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.559%, 9/15/47(1)(3)	3,430	2,246,375
Series 2014-C25, Class D, 3.933%, 11/15/47(1)(3)	8,045	3,415,213
Med Trust, Series 2021-MDLN, Class E, 8.599%, (1 mo. SOFR + 3.264%), 11/15/38(1)(2)	5,265	5,018,455
WF-RBS Commercial Mortgage Trust, Series 2014-C24, Class D, 3.692%, 11/15/47(1)	4,000	2,474,204
Total Commercial Mortgage-Backed Securities (identified cost $26,145,833)		$ 20,366,935

Common Stocks — 0.2%
Security	Shares	Value
Bermuda — 0.0%(8)
Liberty Latin America, Ltd., Class A(9)	105,100	$ 717,833
		$ 717,833
Security	Shares	Value
Bulgaria — 0.2%
Eurohold Bulgaria AD(9)	5,140,100	$ 4,726,851
		$ 4,726,851
Canada — 0.0%(8)
Canacol Energy, Ltd.	147,000	$ 727,182
		$ 727,182
Iceland — 0.0%(8)
Siminn HF	2,023,336	$ 127,776
		$ 127,776
Total Common Stocks (identified cost $6,384,866)		$ 6,299,642

Convertible Bonds — 1.9%
Security	Principal Amount (000's omitted)		Value
Bermuda — 0.1%
Jazz Investments I, Ltd., 2.00%, 6/15/26	USD	920	$ 933,800
NCL Corp., Ltd., 1.125%, 2/15/27	USD	870	678,456
			$ 1,612,256
Canada — 0.0%(8)
Shopify, Inc., 0.125%, 11/1/25	USD	300	$ 265,650
			$ 265,650
Cayman Islands — 0.1%
Herbalife, Ltd., 2.625%, 3/15/24	USD	870	$ 849,990
Li Auto, Inc., 0.25%, 5/1/28	USD	430	583,725
Poseidon Finance 1, Ltd., 0.00%, 2/1/25(10)	USD	660	638,547
Sea, Ltd., 2.375%, 12/1/25	USD	940	893,940
ZTO Express Cayman, Inc., 1.50%, 9/1/27	USD	710	684,853
			$ 3,651,055
China — 0.1%
Meituan, 0.00%, 4/27/27(10)	USD	3,700	$ 3,313,349
			$ 3,313,349
France — 0.0%(8)
Veolia Environnement S.A., 0.00%, 1/1/25(10)	EUR	1,150	$ 366,938
			$ 366,938

29
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Germany — 0.0%(8)
Deutsche Post AG, 0.05%, 6/30/25(10)	EUR	500	$ 497,296
			$ 497,296
India — 0.1%
Indiabulls Housing Finance, Ltd., 4.50%, 9/28/26(10)	USD	1,325	$ 1,180,933
			$ 1,180,933
Israel — 0.0%(8)
Nice, Ltd., 0.00%, 9/15/25	USD	415	$ 369,350
			$ 369,350
Luxembourg — 0.0%(8)
Citigroup Global Markets Funding Luxembourg SCA, 0.00%, 7/25/24(10)	HKD	6,000	$ 731,862
			$ 731,862
Netherlands — 0.0%(8)
STMicroelectronics N.V., 0.00%, 8/4/25(10)	USD	200	$ 209,196
			$ 209,196
South Africa — 0.0%(8)
HTA Group, Ltd., 2.875%, 3/18/27(10)	USD	600	$ 487,322
			$ 487,322
Spain — 0.0%(8)
Cellnex Telecom S.A., 0.50%, 7/5/28(10)	EUR	300	$ 304,593
			$ 304,593
United Arab Emirates — 0.0%(8)
Abu Dhabi National Oil Co., 0.70%, 6/4/24(10)	USD	200	$ 193,639
			$ 193,639
United States — 1.5%
Airbnb, Inc., 0.00%, 3/15/26	USD	1,070	$ 927,690
Akamai Technologies, Inc., 1.125%, 2/15/29(1)	USD	1,200	1,185,000
Alnylam Pharmaceuticals, Inc., 1.00%, 9/15/27	USD	590	513,027
Amphastar Pharmaceuticals, Inc., 2.00%, 3/15/29(1)	USD	275	269,088
Ares Capital Corp., 4.625%, 3/1/24	USD	550	552,750
Axon Enterprise, Inc., 0.50%, 12/15/27(1)	USD	670	722,595
Bentley Systems, Inc., 0.125%, 1/15/26	USD	870	828,730
BILL Holdings, Inc., 0.00%, 12/1/25	USD	770	732,462
BioMarin Pharmaceutical, Inc., 1.25%, 5/15/27	USD	815	787,651
BlackLine, Inc., 0.00%, 3/15/26	USD	540	461,363
Blackstone Mortgage Trust, Inc., 5.50%, 3/15/27	USD	500	427,813
Security	Principal Amount (000's omitted)		Value
United States (continued)
Block, Inc., 0.125%, 3/1/25	USD	870	$ 805,620
Bloom Energy Corp., 3.00%, 6/1/28(1)	USD	560	483,944
Burlington Stores, Inc., 2.25%, 4/15/25	USD	780	755,176
Cable One, Inc., 0.00%, 3/15/26	USD	655	537,428
Carnival Corp., 5.75%, 12/1/27(1)	USD	430	511,223
Ceridian HCM Holding, Inc., 0.25%, 3/15/26	USD	560	490,250
Cloudflare, Inc., 0.00%, 8/15/26	USD	725	607,912
Confluent, Inc., 0.00%, 1/15/27(1)	USD	870	704,396
CONMED Corp., 2.25%, 6/15/27	USD	260	243,490
CryoPort, Inc., 0.75%, 12/1/26(1)	USD	535	421,634
Cytokinetics, Inc., 3.50%, 7/1/27	USD	300	276,600
Datadog, Inc., 0.125%, 6/15/25	USD	565	624,890
Dexcom, Inc.:
0.25%, 11/15/25	USD	970	921,500
0.375%, 5/15/28(1)	USD	550	486,200
DISH Network Corp., 0.00%, 12/15/25	USD	440	270,609
DraftKings Holdings, Inc., 0.00%, 3/15/28	USD	670	504,510
Dropbox, Inc., 0.00%, 3/1/26	USD	695	650,867
Duke Energy Corp., 4.125%, 4/15/26(1)	USD	900	878,553
Enphase Energy, Inc., 0.00%, 3/1/26	USD	570	487,920
Envestnet, Inc., 0.75%, 8/15/25	USD	300	273,600
Envista Holdings Corp., 1.75%, 8/15/28(1)	USD	600	519,600
Etsy, Inc., 0.25%, 6/15/28	USD	870	642,930
Euronet Worldwide, Inc., 0.75%, 3/15/49	USD	300	277,875
Exact Sciences Corp., 0.375%, 3/1/28	USD	1,020	847,883
Expedia Group, Inc., 0.00%, 2/15/26	USD	870	760,336
Five9, Inc., 0.50%, 6/1/25	USD	300	275,100
Ford Motor Co., 0.00%, 3/15/26	USD	1,045	958,787
Glencore Funding, LLC, 0.00%, 3/27/25(10)	USD	400	418,352
Halozyme Therapeutics, Inc., 1.00%, 8/15/28	USD	625	548,437
Insmed, Inc., 0.75%, 6/1/28	USD	600	580,200
Integra LifeSciences Holdings Corp., 0.50%, 8/15/25	USD	300	271,500
InterDigital, Inc.:
2.00%, 6/1/24	USD	250	255,938
3.50%, 6/1/27	USD	455	515,167
Ionis Pharmaceuticals, Inc., 0.00%, 4/1/26	USD	870	843,465
Lantheus Holdings, Inc., 2.625%, 12/15/27(1)	USD	240	266,622
Liberty Broadband Corp., 3.125%, 3/31/53(1)	USD	440	438,639
Live Nation Entertainment, Inc., 2.00%, 2/15/25	USD	540	545,400
Lumentum Holdings, Inc., 0.50%, 6/15/28	USD	435	305,290
Marriott Vacations Worldwide Corp., 3.25%, 12/15/27(1)	USD	635	535,623
Match Group Financeco 3, Inc., 2.00%, 1/15/30(1)	USD	490	398,426
MongoDB, Inc., 0.25%, 1/15/26	USD	325	554,856
NextEra Energy Partners, L.P., 2.50%, 6/15/26(1)	USD	700	606,900

30
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
United States (continued)
NRG Energy, Inc., 2.75%, 6/1/48	USD	690	$ 774,180
NuVasive, Inc., 0.375%, 3/15/25	USD	525	482,475
Okta, Inc., 0.125%, 9/1/25	USD	900	805,950
Omnicell, Inc., 0.25%, 9/15/25	USD	870	775,387
ON Semiconductor Corp., 0.50%, 3/1/29(1)	USD	915	805,200
Palo Alto Networks, Inc., 0.375%, 6/1/25	USD	470	1,150,090
Post Holdings, Inc., 2.50%, 8/15/27	USD	500	476,750
PPL Capital Funding, Inc., 2.875%, 3/15/28(1)	USD	605	556,600
Rapid7, Inc., 0.25%, 3/15/27	USD	550	470,250
Rivian Automotive, Inc., 4.625%, 3/15/29(1)	USD	545	575,792
Sarepta Therapeutics, Inc., 1.25%, 9/15/27	USD	645	552,492
Shift4 Payments, Inc., 0.50%, 8/1/27	USD	550	432,264
Shockwave Medical, Inc., 1.00%, 8/15/28(1)	USD	300	291,300
Snap, Inc., 0.00%, 5/1/27	USD	1,150	863,075
SoFi Technologies, Inc., 0.00%, 10/15/26(1)	USD	820	621,150
Southwest Airlines Co., 1.25%, 5/1/25	USD	405	385,661
Splunk, Inc., 1.125%, 9/15/25	USD	815	877,347
Spotify USA, Inc., 0.00%, 3/15/26	USD	505	433,606
Tyler Technologies, Inc., 0.25%, 3/15/26	USD	580	553,334
Uber Technologies, Inc., 0.00%, 12/15/25	USD	870	794,985
Wolfspeed, Inc., 1.875%, 12/1/29(1)	USD	910	546,000
Ziff Davis, Inc., 1.75%, 11/1/26	USD	345	312,053
Zscaler, Inc., 0.125%, 7/1/25	USD	555	678,765
			$ 43,926,523
Total Convertible Bonds (identified cost $59,578,271)			$ 57,109,962

Convertible Preferred Stocks — 0.0%(8)
Security	Shares	Value
United States — 0.0%(8)
Bank of America Corp., Series L, 7.25%	625	$ 658,250
Wells Fargo & Co., Series L, Class A, 7.50%	620	654,906
Total Convertible Preferred Stocks (identified cost $1,535,710)		$ 1,313,156

Foreign Corporate Bonds — 5.6%
Security	Principal Amount (000's omitted)		Value
Argentina — 0.0%(8)
IRSA Inversiones y Representaciones S.A., 8.75%, 6/22/28(1)	USD	151	$ 146,456
			$ 146,456
Armenia — 0.0%(8)
Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(10)	USD	971	$ 958,862
			$ 958,862
Brazil — 0.8%
Braskem Netherlands Finance BV, 8.50% to 10/24/25, 1/23/81(10)(11)	USD	1,357	$ 1,326,047
Coruripe Netherlands BV:
10.00%, 2/10/27(1)	USD	616	436,054
10.00%, 2/10/27(10)	USD	5,326	3,770,171
FORESEA Holding S.A., 7.50%, 6/15/30(10)	USD	2,250	2,103,750
Guara Norte S.a.r.l., 5.198%, 6/15/34(10)	USD	2,201	1,868,824
Hidrovias International Finance S.a.r.l., 4.95%, 2/8/31(10)	USD	3,401	2,624,640
MC Brazil Downstream Trading S.a.r.l.:
7.25%, 6/30/31(1)	USD	2,342	1,667,935
7.25%, 6/30/31(10)	USD	1,407	1,001,862
Minerva Luxembourg S.A., 8.875%, 9/13/33(1)	USD	4,035	3,967,212
Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, 4/19/29(10)	USD	503	455,313
Natura Cosmeticos S.A., 4.125%, 5/3/28(10)	USD	514	442,982
Samarco Mineracao S.A., 5.75%, 10/24/23(10)(12)	USD	3,115	2,422,179
Vale S.A., 2.762%(13)(14)	BRL	14,736	923,628
			$ 23,010,597
Bulgaria — 0.1%
Bulgarian Energy Holding EAD, 2.45%, 7/22/28(10)	EUR	2,001	$ 1,745,911
			$ 1,745,911
Burkina Faso — 0.1%
Endeavour Mining PLC, 5.00%, 10/14/26(10)	USD	3,661	$ 3,238,301
			$ 3,238,301
Canada — 0.1%
Aris Gold Corp., 7.50%, 8/26/27	USD	2,317	$ 2,369,232
			$ 2,369,232

31
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Chile — 0.2%
AES Andes S.A.:
6.35% to 1/7/25, 10/7/79(10)(11)	USD	490	$ 454,382
7.125% to 4/7/24, 3/26/79(10)(11)	USD	3,288	3,100,509
VTR Comunicaciones SpA:
4.375%, 4/15/29(10)	USD	1,964	846,624
5.125%, 1/15/28(10)	USD	1,772	794,529
			$ 5,196,044
China — 0.1%(8)
China Oil & Gas Group, Ltd., 4.70%, 6/30/26(10)	USD	1,800	$ 1,441,209
Kaisa Group Holdings, Ltd., 9.375%, 6/30/24(10)(12)	USD	850	29,750
KWG Group Holdings, Ltd., 7.875%, 8/30/24(12)	USD	519	40,612
Longfor Group Holdings, Ltd., 3.85%, 1/13/32(10)	USD	1,332	430,167
Shimao Group Holdings, Ltd., 5.60%, 7/15/26(10)(12)	USD	4,343	108,575
Sunac China Holdings, Ltd.:
6.50%, 7/9/23(10)(12)	USD	400	58,000
8.35%, 4/19/23(10)(12)	USD	1,864	267,018
Times China Holdings, Ltd.:
5.55%, 6/4/24(10)(12)	USD	2,221	76,847
6.75%, 7/16/23(10)(12)	USD	1,041	26,025
			$ 2,478,203
Colombia — 0.4%
ABRA Global Finance, 11.50%, (6.00% cash and 5.50% PIK), 3/2/28(1)(15)	USD	3,749	$ 2,890,170
Aris Mining Corp., 6.875%, 8/9/26(10)	USD	1,758	1,449,040
Avianca Midco 2 PLC, 9.00%, 12/1/28(10)	USD	2,046	1,683,964
Canacol Energy, Ltd., 5.75%, 11/24/28(10)	USD	4,357	3,147,127
SierraCol Energy Andina, LLC, 6.00%, 6/15/28(10)	USD	2,982	2,311,544
			$ 11,481,845
Costa Rica — 0.1%
Liberty Costa Rica Senior Secured Finance, 10.875%, 1/15/31(1)	USD	3,147	$ 3,055,551
			$ 3,055,551
Cyprus — 0.0%(8)
Bank of Cyprus PLC:
7.375% to 7/25/27, 7/25/28(10)(11)	EUR	615	$ 654,036
11.875% to 12/21/28(10)(11)(13)	EUR	213	228,080
			$ 882,116
Security	Principal Amount (000's omitted)		Value
Georgia — 0.1%
TBC Bank JSC, 8.894% to 11/6/26(10)(11)(13)	USD	2,674	$ 2,421,641
			$ 2,421,641
Ghana — 0.2%
Kosmos Energy, Ltd.:
7.50%, 3/1/28(10)	USD	2,280	$ 1,998,967
7.75%, 5/1/27(10)	USD	794	714,640
Tullow Oil PLC, 10.25%, 5/15/26(10)	USD	2,525	2,170,818
			$ 4,884,425
Greece — 0.2%
Alpha Bank S.A., 6.875% to 6/27/28, 6/27/29(10)(11)	EUR	770	$ 818,525
Alpha Services & Holdings S.A., 5.50% to 3/11/26, 6/11/31(10)(11)	EUR	840	831,439
National Bank of Greece S.A., 8.00% to 10/3/28, 1/3/34(10)(11)	EUR	1,745	1,865,255
Piraeus Financial Holdings S.A.:
5.50% to 2/19/25, 2/19/30(10)(11)	EUR	810	800,851
8.75% to 6/16/26(10)(11)(13)	EUR	1,057	1,013,494
			$ 5,329,564
Honduras — 0.1%
Inversiones Atlantida S.A., 7.50%, 5/19/26(10)	USD	1,935	$ 1,732,522
			$ 1,732,522
Hong Kong — 0.1%
Yuexiu REIT MTN Co., Ltd., 2.65%, 2/2/26(10)	USD	2,664	$ 2,248,649
			$ 2,248,649
Hungary — 0.2%
MBH Bank Nyrt, 8.625% to 10/19/26, 10/19/27(10)(11)	EUR	1,522	$ 1,624,753
OTP Bank Nyrt, 8.75% to 2/15/28, 5/15/33(10)(11)	USD	3,938	3,902,456
			$ 5,527,209
Iceland — 0.1%
Arion Banki HF, 6.00%, 4/12/24(10)	ISK	440,000	$ 3,112,195
Landsbankinn HF, 5.00%, 11/23/23(10)	ISK	120,000	853,515
WOW Air HF:
0.00% (12)(13)(16)	EUR	20	0
0.00%, (3 mo. EURIBOR + 9.00%)(12)(13)(16)	EUR	900	0
			$ 3,965,710
India — 0.2%
JSW Steel, Ltd., 5.05%, 4/5/32(10)	USD	4,432	$ 3,420,162

32
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
India (continued)
Vedanta Resources Finance II PLC, 13.875%, 1/21/24(10)	USD	3,174	$ 2,828,856
			$ 6,249,018
Indonesia — 0.2%
Minejesa Capital BV, 4.625%, 8/10/30(10)	USD	6,066	$ 5,432,772
			$ 5,432,772
Kazakhstan — 0.0%(8)
Tengizchevroil Finance Co. International, Ltd., 4.00%, 8/15/26(10)	USD	200	$ 178,952
			$ 178,952
Mexico — 0.8%
Alpha Holding S.A. de CV:
9.00%, 2/10/25(10)(12)	USD	2,654	$ 49,759
10.00%, 12/19/22(10)(12)	USD	1,440	21,597
Banco Mercantil del Norte S.A.:
7.625% to 1/10/28(10)(11)(13)	USD	563	510,594
8.375% to 10/14/30(10)(11)(13)	USD	1,314	1,199,602
BBVA Bancomer S.A.:
5.125% to 1/17/28, 1/18/33(10)(11)	USD	1,452	1,229,705
8.45% to 6/29/33, 6/29/38(1)(11)	USD	1,896	1,809,986
Braskem Idesa SAPI:
6.99%, 2/20/32(10)	USD	3,880	2,293,516
7.45%, 11/15/29(10)	USD	2,105	1,333,427
Cemex SAB de CV:
5.125% to 6/8/26(10)(11)(13)	USD	1,319	1,221,197
9.125% to 3/14/28(1)(11)(13)	USD	1,870	1,919,340
Grupo Aeromexico SAB de CV, 8.50%, 3/17/27(10)	USD	1,942	1,802,765
Grupo Kaltex S.A. de CV, 14.50%, (13.00% cash and 1.50% PIK), 9/30/25(1)(15)	USD	2,592	2,332,800
Petroleos Mexicanos:
6.35%, 2/12/48	USD	152	83,919
6.50%, 3/13/27	USD	871	769,063
6.875%, 8/4/26	USD	4,416	4,080,229
10.00%, 2/7/33	USD	1,597	1,413,190
Total Play Telecomunicaciones S.A. de CV:
6.375%, 9/20/28(10)	USD	2,963	1,421,199
7.50%, 11/12/25(10)	USD	1,896	1,378,176
			$ 24,870,064
Security	Principal Amount (000's omitted)		Value
Moldova — 0.1%
Aragvi Finance International DAC, 8.45%, 4/29/26(10)	USD	2,560	$ 1,763,200
			$ 1,763,200
Mongolia — 0.0%(8)
Mongolian Mining Corp./Energy Resources, LLC, 9.25%, 4/15/24(10)	USD	745	$ 758,745
			$ 758,745
Nigeria — 0.1%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(10)	USD	931	$ 762,052
SEPLAT Energy PLC, 7.75%, 4/1/26(10)	USD	2,549	2,158,493
			$ 2,920,545
Panama — 0.1%
C&W Senior Financing DAC, 6.875%, 9/15/27(10)	USD	4,912	$ 4,228,102
			$ 4,228,102
Paraguay — 0.1%
Frigorifico Concepcion S.A.:
7.70%, 7/21/28(1)	USD	2,421	$ 1,967,769
7.70%, 7/21/28(10)	USD	1,869	1,519,108
			$ 3,486,877
Peru — 0.3%
Auna SAA, 6.50%, 11/20/25(10)	USD	4,047	$ 3,706,289
Hunt Oil Co. of Peru, LLC, 8.55%, 9/18/33(1)	USD	1,142	1,145,820
Peru LNG SRL, 5.375%, 3/22/30(10)	USD	4,049	3,105,725
Telefonica del Peru SAA, 7.375%, 4/10/27(10)	PEN	4,500	876,432
			$ 8,834,266
Russia — 0.0%(8)
Gazprom PJSC Via Gaz Finance PLC, 4.599% to 10/26/25(10)(11)(13)	USD	555	$ 299,700
Hacienda Investments, Ltd. Via DME Airport DAC, 5.35%, 2/8/28(10)	USD	450	263,250
Tinkoff Bank JSC Via TCS Finance, Ltd., 6.00% to 12/20/26(10)(11)(13)	USD	1,226	628,325
			$ 1,191,275
Saint Lucia — 0.1%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(10)	USD	4,217	$ 3,873,441
			$ 3,873,441

33
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Singapore — 0.1%
APL Realty Holdings Pte., Ltd., 5.95%, 6/2/24(10)	USD	555	$ 443,999
Indika Energy Capital IV Pte, Ltd., 8.25%, 10/22/25(10)	USD	1,811	1,801,040
			$ 2,245,039
South Africa — 0.2%
Petra Diamonds US Treasury PLC, 9.75% PIK, 3/8/26(10)(15)	USD	385	$ 329,524
Sasol Financing USA, LLC:
5.50%, 3/18/31	USD	4,425	3,395,451
6.50%, 9/27/28	USD	1,482	1,313,089
			$ 5,038,064
Turkey — 0.3%
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(10)	USD	3,388	$ 2,974,544
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(10)	USD	3,309	3,098,233
WE Soda Investments Holding PLC, 9.50%, 10/6/28(10)	USD	3,240	3,239,514
			$ 9,312,291
United Arab Emirates — 0.0%(8)
Shelf Drilling Holdings, Ltd.:
9.625%, 4/15/29(1)	USD	709	$ 674,740
9.625%, 4/15/29(10)	USD	599	570,055
			$ 1,244,795
Uzbekistan — 0.0%(8)
Ipoteka-Bank ATIB, 16.00%, 4/16/24(10)	UZS	7,100,000	$ 572,482
			$ 572,482
Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.125%, 5/7/29(10)	USD	3,980	$ 3,617,820
			$ 3,617,820
Total Foreign Corporate Bonds (identified cost $181,676,347)			$166,490,586

Loan Participation Notes — 0.5%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 0.5%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(10)(16)(17)	UZS	195,502,870	$ 15,622,067
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank "Asaka"), 18.70%, 7/21/26(10)(16)(17)	UZS	3,683,800	280,721
Total Loan Participation Notes (identified cost $16,966,005)			$ 15,902,788

Reinsurance Side Cars — 2.1%
Security	Shares	Value
Eden Re II, Ltd.:
Series 2020A, 0.00%, 3/22/24(1)(16)(18)(19)	818,125	$ 310,887
Series 2021A, 0.00%, 3/21/25(1)(16)(18)(19)	65,826	30,017
Series 2021B, 0.00%, 3/21/25(1)(16)(18)(19)	592,179	270,034
Series 2022A, 0.00%, 3/20/26(1)(16)(18)(19)	1,409,976	1,043,805
Series 2022B, 0.00%, 3/20/26(1)(16)(18)(19)	1,210,683	914,066
Series 2023A, 0.00%, 3/19/27(1)(16)(18)(19)	15,000,000	17,173,500
Series 2023B, 0.00%, 3/19/27(1)(16)(18)(19)	11,800,000	13,552,300
Mt. Logan Re, Ltd.:
Series 13, Preference Shares(16)(19)(20)	10,000	15,003,196
Series 17, Preference Shares(9)(16)(19)(20)	860	1,273,313
Sussex Capital, Ltd.:
Designated Investment Series 5, 5/19(9)(16)(19)(20)	249	13,934
Designated Investment Series 5, 12/19(9)(16)(19)(20)	791	43,067
Designated Investment Series 5, 6/20(9)(16)(19)(20)	434	40,363
Designated Investment Series 5, 4/21(9)(16)(19)(20)	247	9,833
Designated Investment Series 5, 12/21(9)(16)(19)(20)	958	17,860
Designated Investment Series 5, 11/22(9)(16)(19)(20)	958	530,701
Designated Investment Series 15, 12/21(9)(16)(19)(20)	743	13,843
Designated Investment Series 15, 11/22(9)(16)(19)(20)	721	399,431
Series 5, Preference Shares(9)(16)(19)(20)	6,000	7,276,256
Series 15, Preference Shares(9)(16)(19)(20)	5,000	5,483,188
Sussex Re, Ltd.:
Series 2020A(9)(16)(19)(20)	4,081,939	154,705
Series 2021A(9)(16)(19)(20)	4,154,232	316,137
Total Reinsurance Side Cars (identified cost $48,837,955)		$ 63,870,436

34
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Sovereign Government Bonds — 9.4%
Security	Principal Amount (000's omitted)		Value
Argentina — 0.1%
Republic of Argentina:
0.75% to 7/9/27, 7/9/30(4)	USD	950	$ 266,099
1.00%, 7/9/29	USD	231	62,641
3.50% to 7/9/29, 7/9/41(4)	USD	2,004	530,122
3.625% to 7/9/24, 7/9/35(4)	USD	1,964	490,135
4.255% to 7/9/24, 1/9/38(4)	USD	1,288	392,048
			$ 1,741,045
Benin — 0.0%(8)
Benin Government International Bond:
4.875%, 1/19/32(10)	EUR	120	$ 95,263
6.875%, 1/19/52(10)	EUR	1,733	1,205,430
			$ 1,300,693
Dominican Republic — 1.0%
Dominican Republic:
12.00%, 8/8/25(1)	DOP	450,030	$ 8,009,813
12.75%, 9/23/29(1)	DOP	794,700	15,500,468
13.625%, 2/3/33(1)	DOP	8,000	160,449
Dominican Republic Central Bank Notes:
12.00%, 10/3/25(1)	DOP	299,010	5,327,635
13.00%, 12/5/25(1)	DOP	12,940	235,232
			$ 29,233,597
Hungary — 0.0%(8)
Hungary Government International Bond, 6.25%, 9/22/32(10)	USD	1,000	$ 963,814
			$ 963,814
Iceland — 0.3%
Republic of Iceland:
5.00%, 11/15/28	ISK	852,032	$ 5,401,604
6.50%, 1/24/31	ISK	285,839	1,934,334
8.00%, 6/12/25	ISK	307,477	2,194,085
			$ 9,530,023
Mexico — 1.5%
Mexican Bonos:
7.75%, 11/13/42(21)	MXN	511,160	$ 22,653,328
8.00%, 7/31/53(21)	MXN	470,600	20,998,851
			$ 43,652,179
Security	Principal Amount (000's omitted)		Value
Peru — 2.5%
Peru Government Bond:
5.40%, 8/12/34	PEN	41,625	$ 9,052,325
5.94%, 2/12/29	PEN	199,073	49,689,161
6.15%, 8/12/32	PEN	65,080	15,497,452
6.714%, 2/12/55	PEN	5,641	1,295,536
			$ 75,534,474
Poland — 0.0%(8)
Republic of Poland, 5.75%, 11/16/32	USD	1,000	$ 994,782
			$ 994,782
Serbia — 0.9%
Serbia Treasury Bond:
4.50%, 8/20/32	RSD	3,319,480	$ 26,406,413
5.875%, 2/8/28	RSD	3,280	30,308
			$ 26,436,721
South Africa — 2.7%
Republic of South Africa, 10.50%, 12/21/26	ZAR	1,437,663	$ 79,571,878
			$ 79,571,878
Suriname — 0.4%
Republic of Suriname, 9.25%, 10/26/26(10)(12)	USD	11,370	$ 10,375,125
			$ 10,375,125
Ukraine — 0.0%(8)
Ukraine Government Bond:
10.95%, 11/1/23	UAH	7,018	$ 183,508
11.67%, 11/22/23	UAH	1,719	40,157
15.84%, 2/26/25	UAH	19,789	428,140
			$ 651,805
Uzbekistan — 0.0%(8)
Republic of Uzbekistan, 16.25%, 10/12/26(10)	UZS	6,450,000	$ 529,822
			$ 529,822
Total Sovereign Government Bonds (identified cost $330,912,703)			$280,515,958

35
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Sovereign Loans — 0.0%(8)
Borrower/Description	Principal Amount (000's omitted)		Value
Nigeria — 0.0%(8)
Bank of Industry Limited, Term Loan, 11.67%, (3 mo. USD LIBOR + 6.00%), 12/11/23(2)(22)	USD	228	$ 228,074
Total Sovereign Loans (identified cost $227,960)			$ 228,074

U.S. Department of Agriculture Loans — 1.4%
Security	Principal Amount (000's omitted)	Value
USDA Guaranteed Loans:
8.00%, (USD Prime - 0.50%), 2/16/43(2)	2,741	$ 2,741,293
8.00%, (USD Prime - 0.50%), 2/16/43(2)	3,537	3,540,505
8.00%, (USD Prime - 0.50%), 2/16/43(2)	17,000	17,003,230
8.00%, (USD Prime - 0.50%), 2/16/43(2)	18,540	18,543,337
8.00%, (USD Prime - 0.50%), 2/16/63(2)	116	115,745
Total U.S. Department of Agriculture Loans (identified cost $41,933,042)		$ 41,944,110

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.5%
Security	Principal Amount (000's omitted)	Value
FRESB Mortgage Trust:
Interest Only:(6)
Series 2021-SB91, Class X1, 0.572%, 8/25/41(3)	$23,767	$ 647,185
Series 2021-SB92, Class X1, 0.58%, 8/25/41(3)	23,853	533,472
Government National Mortgage Association:
Interest Only:(6)
Series 2021-101, Class IO, 0.679%, 4/16/63(3)	27,171	1,427,896
Series 2021-132, Class IO, 0.726%, 4/16/63(3)	65,574	3,587,795
Series 2021-144, Class IO, 0.825%, 4/16/63(3)	25,787	1,518,791
Series 2021-186, Class IO, 0.765%, 5/16/63(3)	47,621	2,696,016
Series 2022-3, Class IO, 0.64%, 2/16/61(3)	67,789	3,152,922
Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $18,150,452)		$ 13,564,077

U.S. Government Agency Mortgage-Backed Securities — 32.2%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
4.196%, (COF + 1.254%), with maturity at 2035(23)	$71	$ 69,432
4.616%, (COF + 1.251%), with maturity at 2030(23)	50	49,848
5.00%, with maturity at 2052	7,835	7,235,421
6.00%, with various maturities to 2053	4,714	4,596,454
6.50%, with maturity at 2053	5,905	5,897,445
7.00%, with various maturities to 2036	454	462,314
8.00%, with maturity at 2026	1	926
Federal National Mortgage Association:
4.186%, (COF + 1.254%), with maturity at 2035(23)	30	30,081
5.00%, 30-Year, TBA(24)	8,671	7,995,949
5.05%, (COF + 1.791%), with maturity at 2035(23)	310	302,510
5.50%, 30-Year, TBA(24)	50,600	48,032,445
5.50%, with various maturities to 2052	78,925	75,027,369
6.00%, with various maturities to 2053	18,209	17,753,021
6.50%, with various maturities to 2053	18,042	18,005,327
7.00%, with maturity at 2037	173	176,902
8.50%, with maturity at 2032	80	83,924
9.50%, with maturity at 2028	10	9,765
Government National Mortgage Association:
5.00%, with maturity at 2052	19,156	17,787,923
5.50%, with various maturities to 2063	70,732	67,650,362
6.00%, with various maturities to 2063	164,016	161,035,747
6.00%, 30-Year, TBA(24)	55,750	54,632,229
6.50%, with various maturities to 2063	100,815	100,930,692
6.50%, 30-Year, TBA(24)	300,600	300,042,477
7.00%, with various maturities to 2063	75,059	76,178,702
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $982,568,558)		$963,987,265

U.S. Government Guaranteed Small Business Administration Loans(25)(26)— 0.5%
Security	Principal Amount (000's omitted)	Value
0.66%, 3/15/30	$2,591	$ 34,711
0.73%, 7/15/31	2,447	38,778
0.93%, 5/15/42	1,515	35,687
0.98%, 4/15/32	1,155	24,957
1.31%, 5/15/42 to 7/15/42	4,217	147,618
1.38%, 6/15/41	3,016	106,680

36
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
1.56%, 7/15/42	$1,070	$ 44,088
1.61%, 12/15/41 to 7/15/42	1,835	81,671
1.63%, 9/15/41	1,827	81,839
1.73%, 10/15/33 to 11/21/41	2,509	113,603
1.86%, 4/15/42 to 6/15/42	6,735	322,843
1.91%, 7/15/42	1,009	59,396
2.06%, 7/15/42	2,817	155,003
2.11%, 4/15/33 to 5/15/42	2,292	115,493
2.16%, 5/15/42	1,942	104,467
2.23%, 1/15/41	1,341	82,476
2.28%, 11/1/29	999	43,954
2.31%, 4/15/42 to 6/15/42	2,954	198,000
2.36%, 1/16/42 to 6/15/42	8,953	557,515
2.38%, 6/15/42	1,275	81,854
2.39%, 7/15/40	1,285	74,072
2.41%, 6/15/41 to 6/15/42	7,222	479,747
2.43%, 3/15/41	1,282	86,186
2.48%, 2/23/41	1,083	71,826
2.56%, 1/15/41	1,002	60,340
2.61%, 2/15/42 to 6/15/42	2,152	147,840
2.66%, 4/15/42 to 6/15/42	1,580	112,799
2.68%, 9/15/41	1,137	77,908
2.71%, 8/15/42	6,688	480,322
2.86%, 5/15/32 to 6/15/42	5,441	416,790
2.88%, 8/16/42(27)	18,035	1,462,072
2.89%, 8/15/40	943	66,970
2.90%, 11/2/42(27)	8,747	660,177
2.91%, 6/15/42 to 7/15/42	4,375	372,518
2.93%, 4/15/41 to 5/15/41	2,218	159,656
2.96%, 7/15/27 to 1/15/43	8,190	614,068
2.98%, 7/15/42	1,216	116,938
3.03%, 6/15/42	1,712	149,091
3.11%, 5/15/42 to 6/15/42	2,896	232,689
3.16%, 6/15/42 to 1/15/43	11,995	1,077,036
3.21%, 12/15/26 to 7/15/42	4,468	326,171
3.28%, 4/15/27 to 7/15/42	4,035	358,313
3.36%, 3/15/42	1,822	166,747
3.41%, 6/15/42 to 12/15/42	3,387	314,014
3.46%, 4/15/27 to 8/15/42	4,028	306,468
3.53%, 6/15/26 to 8/15/42	1,061	69,233
3.61%, 6/15/32 to 6/15/42	4,244	440,255
3.64%, 12/15/41	1,012	111,355
3.66%, 5/15/42 to 7/15/42	4,890	507,811
3.68%, 2/15/42 to 5/15/42	620	64,360
3.71%, 3/15/24 to 7/15/42	12,343	996,738
3.73%, 1/15/37	1,620	142,179
Security	Principal Amount (000's omitted)	Value
3.78%, 2/15/27 to 5/15/42	$2,922	$ 289,427
Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $36,712,608)		$ 13,442,749

U.S. Treasury Obligations — 0.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond, 0.625%, 7/15/32(28)	$11,657	$ 9,987,786
Total U.S. Treasury Obligations (identified cost $11,031,459)		$ 9,987,786

Miscellaneous — 0.0%
Security	Shares	Value
Financial Intermediaries — 0.0%
Alpha Holding S.A., Escrow Certificates(9)(16)	3,058,000	$ 0
Alpha Holding S.A., Escrow Certificates(9)(16)	5,630,000	0
Total Miscellaneous (identified cost $0)		$ 0

Short-Term Investments — 21.4%
Affiliated Fund — 14.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(29)	422,234,524	$ 422,234,524
Total Affiliated Fund (identified cost $422,234,524)		$422,234,524

Repurchase Agreements — 1.4%
Description	Principal Amount (000's omitted)		Value
Bank of America:
Dated 9/8/23 with an interest rate of 4.95%, collateralized by $1,000,000 Indonesia Government International Bond, 4.85%, due 1/11/33 and a market value, including accrued interest, of $950,819(30)	USD	980	$ 980,000
Dated 10/19/23 with an interest rate of 5.00%, collateralized by $1,000,000 Republic of Philippines, 5.00%, due 7/17/33 and a market value, including accrued interest, of $959,717(30)	USD	948	947,500

37
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Description	Principal Amount (000's omitted)		Value
Bank of America: (continued)
Dated 10/20/23 with an interest rate of 5.00%, collateralized by $1,000,000 Chile Government International Bond, 3.50%, due 1/31/34 and a market value, including accrued interest, of $814,980(30)	USD	803	$ 802,500
Barclays Bank PLC:
Dated 9/26/23 with an interest rate of 3.00%, collateralized by $1,000,000 Malaysia Wakala Sukuk Bhd, 2.07%, due 4/28/31 and a market value, including accrued interest, of $799,728(30)	USD	866	866,250
Dated 9/29/23 with an interest rate of 5.15%, collateralized by MXN 276,661,449 Mexican Udibonos, 4.00%, due 11/3/50 and a market value, including accrued interest, of $13,415,757(30)	USD	13,889	13,888,817
Dated 10/16/23 with an interest rate of 5.15%, collateralized by MXN 357,818,634 Mexican Udibonos, 4.00%, due 11/15/40 and a market value, including accrued interest, of $17,839,559(30)	USD	18,240	18,239,526
Dated 10/19/23 with an interest rate of 3.00%, collateralized by $1,000,000 Malaysia Wakala Sukuk Bhd, 2.07%, due 4/28/31 and a market value, including accrued interest, of $799,728(30)	USD	845	845,000
JPMorgan Chase Bank, N.A.:
Dated 7/27/23 with an interest rate of 5.05%, collateralized by $1,000,000 Peruvian Government International Bond, 2.783%, due 1/23/31 and a market value, including accrued interest, of $810,618(30)	USD	849	848,887
Dated 10/18/23 with an interest rate of 5.05%, collateralized by $1,000,000 Republic of Turkey, 9.375%, due 1/19/33 and a market value, including accrued interest, of $1,031,788(30)	USD	1,017	1,017,187
Dated 10/20/23 with an interest rate of 5.10%, collateralized by $1,000,000 Mexico Government International Bond, 6.35%, due 2/9/35 and a market value, including accrued interest, of $970,426(30)	USD	970	970,303
Nomura International PLC:
Dated 9/5/23 with an interest rate of 5.00%, collateralized by $1,000,000 Chile Government International Bond, 3.50%, due 1/31/34 and a market value, including accrued interest, of $814,980(30)	USD	900	899,850
Dated 9/5/23 with an interest rate of 5.00%, collateralized by $1,000,000 Romanian Government International Bond, 7.125%, due 1/17/33 and a market value, including accrued interest, of $1,017,851(30)	USD	1,105	1,104,705
Total Repurchase Agreements (identified cost $41,410,525)			$ 41,410,525

Sovereign Government Securities — 4.0%
Security	Principal Amount (000's omitted)		Value
Brazil — 4.0%
Letra do Tesouro Nacional, 0.00%, 1/1/24	BRL	621,140	$ 120,919,683
Total Sovereign Government Securities (identified cost $123,880,488)			$120,919,683

U.S. Treasury Obligations — 1.9%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/30/23(31)	$40,000	$ 39,829,738
0.00%, 1/9/24	17,000	16,828,041
Total U.S. Treasury Obligations (identified cost $56,656,494)		$ 56,657,779
Total Short-Term Investments (identified cost $644,182,031)		$641,222,511
Total Investments — 114.5% (identified cost $3,699,557,806)	$3,428,728,084

38
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

TBA Sale Commitments — (1.5)%
U.S. Government Agency Mortgage-Backed Securities — (1.5)%
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association, 4.50%, 30-Year, TBA(24)	$(50,000)	$ (44,687,500)
Total U.S. Government Agency Mortgage-Backed Securities (proceeds $45,240,234)		$(44,687,500)
Total TBA Sale Commitments (proceeds $45,240,234)		$(44,687,500)
Securities Sold Short — (1.2)%
Sovereign Government Bonds — (1.2)%
Security	Principal Amount (000's omitted)		Value
Chile — (0.0)%(8)
Chile Government International Bond, 3.50%, 1/31/34	USD	(1,000)	$ (806,133)
			$ (806,133)
Indonesia — (0.0)%(8)
Indonesia Government International Bond, 4.85%, 1/11/33	USD	(1,000)	$ (936,000)
			$ (936,000)
Malaysia — (0.0)%(8)
Malaysia Wakala Sukuk Bhd, 2.07%, 4/28/31(10)	USD	(1,000)	$ (799,555)
			$ (799,555)
Mexico — (1.0)%
Mexican Udibonos:
4.00%, 11/15/40(32)	MXN	(357,819)	$ (17,578,215)
4.00%, 11/3/50(32)	MXN	(276,661)	(13,171,936)
			$(30,750,151)
Peru — (0.0)%(8)
Peruvian Government International Bond, 2.783%, 1/23/31	USD	(1,000)	$ (803,041)
			$ (803,041)
Security	Principal Amount (000's omitted)		Value
Philippines — (0.1)%
Republic of Philippines, 5.00%, 7/17/33	USD	(1,000)	$ (945,273)
			$ (945,273)
Turkey — (0.1)%
Republic of Turkey, 9.375%, 1/19/33	USD	(1,000)	$ (1,005,225)
			$ (1,005,225)
Total Sovereign Government Bonds (proceeds $36,937,339)			$(36,045,378)
Total Securities Sold Short (proceeds $36,937,339)			$(36,045,378)

Other Assets, Less Liabilities — (11.8)%	$ (354,532,572)
Net Assets — 100.0%	$2,993,462,634
The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $549,241,128 or 18.3% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2023.
(4)	Step coupon security. Interest rate represents the rate in effect at October 31, 2023.
(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2023.
(6)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(7)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(8)	Amount is less than 0.05% or (0.05)%, as applicable.
(9)	Non-income producing security.
(10)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $166,703,054 or 5.6% of the Portfolio's net assets.

39
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

(11)	Security converts to variable rate after the indicated fixed-rate coupon period.
(12)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(13)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(14)	Variable rate security whose coupon rate is linked to the issuer’s mining activities revenue. The coupon rate shown represents the rate in effect at October 31, 2023.
(15)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(16)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).
(17)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(18)	Quantity held represents principal in USD.
(19)	Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.
(20)	Restricted security (see Note 5).
(21)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(22)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.
(23)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2023.
(24)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(25)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(26)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro rata basis with all securities in the trust.
(27)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2023 of all interest only securities comprising the certificate.
(28)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(29)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(30)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
(31)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.
(32)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	1,084,472	USD	1,161,274	12/20/23	$ (11,237)
PEN	45,901,000	USD	11,818,884	12/20/23	106,882
USD	24,311,451	EUR	22,703,583	12/20/23	235,240
USD	17,224,271	EUR	16,085,123	12/20/23	166,664
USD	6,635,967	EUR	6,197,089	12/20/23	64,210
USD	5,191,031	EUR	4,847,716	12/20/23	50,229
USD	1,812,822	EUR	1,692,929	12/20/23	17,541
USD	1,296,435	EUR	1,210,694	12/20/23	12,544
USD	964,678	EUR	900,877	12/20/23	9,334
USD	963,738	EUR	900,000	12/20/23	9,325
USD	174,586	EUR	165,435	12/20/23	(851)
USD	662,371	EUR	627,654	12/20/23	(3,230)
USD	2,536,122	EUR	2,403,195	12/20/23	(12,366)
40
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	24,740,814	PEN	92,115,000	12/20/23	$ 807,961
USD	14,564,034	PEN	54,302,000	12/20/23	455,563
USD	2,631,159	PEN	9,786,858	12/20/23	88,387
USD	9,791,412	PEN	37,469,000	12/20/23	56,405
USD	9,515,814	PEN	36,496,000	12/20/23	33,607
USD	716,319	PEN	2,667,000	12/20/23	23,393
USD	683,552	PEN	2,545,000	12/20/23	22,323
USD	421,617	PEN	1,572,000	12/20/23	13,188
USD	9,307,492	PEN	35,778,000	12/20/23	11,833
USD	76,105	PEN	283,080	12/20/23	2,557
USD	19,875	PEN	74,000	12/20/23	649
					$2,160,151
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	236,941	EUR	223,547	Bank of America, N.A.	11/3/23	$ 397	$ —
USD	381,535	EUR	360,719	Goldman Sachs International	11/3/23	—	(156)
USD	1,616,449	EUR	1,522,000	UBS AG	11/3/23	5,957	—
USD	484,158	EUR	457,913	UBS AG	11/3/23	—	(378)
USD	1,129,865	EUR	1,068,616	UBS AG	11/3/23	—	(883)
USD	554,814	EUR	526,271	UBS AG	11/3/23	—	(2,055)
USD	24,139,753	PEN	92,526,000	Standard Chartered Bank	11/13/23	64,973	—
AUD	18,000,000	USD	11,503,850	BNP Paribas	12/20/23	—	(67,163)
AUD	19,000,000	USD	12,267,901	Citibank, N.A.	12/20/23	—	(195,842)
AUD	28,000,000	USD	18,086,600	Citibank, N.A.	12/20/23	—	(296,197)
AUD	16,745,000	USD	10,820,540	Standard Chartered Bank	12/20/23	—	(181,244)
MXN	178,500,144	USD	10,139,685	BNP Paribas	12/20/23	—	(315,422)
MXN	334,154,000	USD	19,259,597	Citibank, N.A.	12/20/23	—	(868,481)
MXN	16,044,253	USD	922,761	Goldman Sachs International	12/20/23	—	(39,720)
MXN	26,660,503	USD	1,534,629	JPMorgan Chase Bank, N.A.	12/20/23	—	(67,292)
MXN	390,302,000	USD	22,505,521	Standard Chartered Bank	12/20/23	—	(1,024,141)
MXN	375,518,000	USD	21,566,274	UBS AG	12/20/23	—	(898,573)
USD	6,606,811	CAD	8,888,742	State Street Bank and Trust Company	12/20/23	191,578	—
USD	39,409	CAD	54,320	UBS AG	12/20/23	205	—
USD	8,238,139	CNH	60,000,000	Goldman Sachs International	12/20/23	38,680	—
USD	52,109,365	CNH	379,459,877	JPMorgan Chase Bank, N.A.	12/20/23	253,265	—
USD	4,064,029	MXN	73,689,000	State Street Bank and Trust Company	12/20/23	8,345	—
USD	3,935,769	MXN	71,477,000	State Street Bank and Trust Company	12/20/23	1,829	—
USD	3,912,933	MXN	71,428,900	State Street Bank and Trust Company	12/20/23	—	(18,360)
USD	2,002,906	MXN	36,822,000	State Street Bank and Trust Company	12/20/23	—	(23,698)
USD	74,294,907	MXN	1,321,178,900	UBS AG	12/20/23	1,580,070	—
41
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	344,941	NZD	584,452	UBS AG	12/20/23	$ 4,385	$ —
USD	2,762,531	ZAR	52,996,681	Goldman Sachs International	12/20/23	—	(69,191)
USD	4,632,150	ZAR	88,405,846	Goldman Sachs International	12/20/23	—	(91,558)
USD	4,814,253	ZAR	92,089,424	Goldman Sachs International	12/20/23	—	(106,276)
USD	10,855,069	ZAR	208,377,157	Goldman Sachs International	12/20/23	—	(278,954)
USD	15,984,538	ZAR	305,999,999	Goldman Sachs International	12/20/23	—	(365,676)
USD	2,794,882	ZAR	53,618,698	HSBC Bank USA, N.A.	12/20/23	—	(70,076)
USD	4,631,007	ZAR	88,405,846	HSBC Bank USA, N.A.	12/20/23	—	(92,700)
USD	4,810,923	ZAR	92,089,424	HSBC Bank USA, N.A.	12/20/23	—	(109,606)
USD	12,971,092	ZAR	247,549,400	HSBC Bank USA, N.A.	12/20/23	—	(255,985)
USD	15,978,278	ZAR	306,000,000	HSBC Bank USA, N.A.	12/20/23	—	(371,936)
USD	10,807,250	ZAR	207,229,020	JPMorgan Chase Bank, N.A.	12/20/23	—	(265,426)
USD	12,898,017	ZAR	246,010,320	UBS AG	12/20/23	—	(246,824)
ZAR	163,058,916	USD	8,585,437	HSBC Bank USA, N.A.	12/20/23	127,138	—
ZAR	81,529,458	USD	4,323,352	HSBC Bank USA, N.A.	12/20/23	32,936	—
ZAR	167,426,211	USD	8,831,076	Standard Chartered Bank	12/20/23	114,853	—
ZAR	81,529,459	USD	4,324,967	State Street Bank and Trust Company	12/20/23	31,321	—
USD	60,580,803	BRL	298,000,000	BNP Paribas	1/3/24	1,882,411	—
USD	64,284,720	BRL	323,140,000	BNP Paribas	1/3/24	634,389	—
USD	548,087	EUR	515,477	State Street Bank and Trust Company	1/31/24	327	—
USD	619,073	EUR	582,777	State Street Bank and Trust Company	1/31/24	—	(202)
USD	732,860	HKD	5,725,056	State Street Bank and Trust Company	1/31/24	165	—
USD	14,485,050	SAR	54,500,000	Standard Chartered Bank	3/14/24	—	(29,821)
USD	7,606,557	BHD	2,900,000	Standard Chartered Bank	3/18/24	—	(70,274)
OMR	4,666,500	USD	12,101,605	Standard Chartered Bank	4/8/24	11,833	—
USD	11,776,656	OMR	4,666,500	BNP Paribas	4/8/24	—	(336,781)
OMR	4,664,971	USD	12,097,326	Standard Chartered Bank	4/22/24	10,920	—
USD	11,825,022	OMR	4,664,971	Standard Chartered Bank	4/22/24	—	(283,225)
OMR	2,000,000	USD	5,183,496	Standard Chartered Bank	7/8/24	3,833	—
USD	8,189,339	OMR	3,237,000	BNP Paribas	7/8/24	—	(206,353)
USD	5,155,499	OMR	2,039,000	Standard Chartered Bank	7/15/24	—	(132,617)
USD	954,425	OMR	378,000	BNP Paribas	7/29/24	—	(25,777)
USD	23,985,158	OMR	9,293,625	BNP Paribas	7/29/24	—	(114,393)
USD	4,828,281	SAR	18,220,000	Standard Chartered Bank	6/18/25	—	(10,987)
						$4,999,810	$(7,534,243)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	4,340	Long	12/29/23	$ 453,428,283	$ (3,058,595)
U.S. 10-Year Treasury Note	38	Long	12/19/23	4,034,531	10,514
42
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Futures Contracts (continued)
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures (continued)
U.S. Ultra 10-Year Treasury Note	212	Long	12/19/23	$ 23,071,563	$ (1,207,102)
U.S. Ultra-Long Treasury Bond	49	Long	12/19/23	5,515,562	(710,524)
Euro-Bobl	(42)	Short	12/7/23	(5,167,952)	4,531
Euro-Bund	(18)	Short	12/7/23	(2,456,718)	22,658
Euro-Buxl	(1)	Short	12/7/23	(127,416)	7,617
Japan 10-Year Bond	(193)	Short	12/13/23	(183,036,451)	2,799,566
U.S. 2-Year Treasury Note	(77)	Short	12/29/23	(15,586,484)	41,929
U.S. 10-Year Treasury Note	(174)	Short	12/19/23	(18,473,906)	641,057
U.S. Long Treasury Bond	(1,562)	Short	12/19/23	(170,941,375)	7,280,094
U.S. Ultra-Long Treasury Bond	(370)	Short	12/19/23	(41,648,125)	1,077,312
					$ 6,909,057
Inflation Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	5,003	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	$ 943,103
EUR	19,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.69% (pays upon termination)	11/15/32	3,414,728
EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	687,577
EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	687,577
EUR	5,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	686,988
EUR	5,260	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	765,571
EUR	5,003	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	(1,140,523)
EUR	19,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	11/15/42	(3,985,629)
EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(806,978)
EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(806,978)
43
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	5,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	$ (808,615)
EUR	5,260	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(936,531)
EUR	5,870	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.64% (pays upon termination)	3/13/53	(96,121)
EUR	20,500	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.72% (pays upon termination)	6/15/53	269,715
USD	19,500	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.09% (pays upon termination)	4/2/29	(1,267,550)
USD	25,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.22% (pays upon termination)	11/14/32	(3,236,865)
USD	24,200	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(1,076,562)
USD	8,500	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(384,364)
USD	25,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.20% (pays upon termination)	11/14/42	3,647,173
USD	16,200	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	904,940
USD	8,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	444,177
USD	8,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	532,151
USD	2,309	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	387,833
USD	2,295	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	379,565
USD	4,400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	468,527
USD	7,955	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.40% (pays upon termination)	3/13/53	468,432
							$ 141,341
Inflation Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
Bank of America, N.A.	USD	19,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.09% (pays upon termination)	4/2/29	$ 2,527,249
								$2,527,249
44
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CLP	15,913,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.51% (pays semi-annually)	9/20/28	$ 545,039	$ —	$ 545,039
CLP	15,913,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.68% (pays semi-annually)	9/20/28	(413,462)	—	(413,462)
CLP	65,644,190	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.77% (pays semi-annually)	6/6/33	2,716,291	20,572	2,736,863
CLP	22,046,810	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.65% (pays semi-annually)	6/14/33	1,018,117	—	1,018,117
COP	56,585,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.49% (pays quarterly)	9/20/28	291,123	—	291,123
CZK	99,886	Pays	6-month CZK PRIBOR (pays semi-annually)	3.94% (pays annually)	9/20/33	(210,480)	—	(210,480)
CZK	199,772	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(411,028)	—	(411,028)
CZK	300,341	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(610,161)	—	(610,161)
CZK	386,000	Pays	6-month CZK PRIBOR (pays semi-annually)	3.98% (pays annually)	9/20/33	(766,773)	—	(766,773)
INR	2,127,800	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/28	57,676	—	57,676
JPY	2,585,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.28% (pays annually)	3/15/53	1,715,691	—	1,715,691
JPY	2,306,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.28% (pays annually)	3/15/53	1,516,214	—	1,516,214
JPY	2,459,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.29% (pays annually)	3/15/53	1,594,820	—	1,594,820
JPY	2,700,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.33% (pays annually)	9/20/53	1,716,378	—	1,716,378
JPY	2,500,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.41% (pays annually)	9/20/53	1,302,258	—	1,302,258
PLN	180,000	Receives	6-month PLN WIBOR (pays semi-annually)	5.24% (pays annually)	6/21/33	(511,459)	—	(511,459)
USD	10,000	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	(264,750)	—	(264,750)
USD	65,150	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	(1,721,927)	—	(1,721,927)
USD	38,900	Pays	SOFR (pays annually)	4.05% (pays annually)	9/20/28	(897,621)	—	(897,621)
USD	38,900	Pays	SOFR (pays annually)	4.06% (pays annually)	9/20/28	(893,299)	—	(893,299)
USD	44,500	Pays	SOFR (pays annually)	3.09% (pays annually)	11/4/32	(5,641,201)	—	(5,641,201)
45
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	44,000	Pays	SOFR (pays annually)	3.18% (pays annually)	2/2/33	$ (5,267,090)	$ —	$ (5,267,090)
USD	18,760	Pays	SOFR (pays annually)	3.22% (pays annually)	6/6/33	(881,698)	—	(881,698)
USD	26,270	Pays	SOFR (pays annually)	3.25% (pays annually)	6/6/33	(1,213,774)	—	(1,213,774)
USD	25,325	Pays	SOFR (pays annually)	3.26% (pays annually)	6/7/33	(1,159,130)	—	(1,159,130)
USD	23,445	Pays	SOFR (pays annually)	3.26% (pays annually)	6/14/33	(1,068,422)	—	(1,068,422)
ZAR	14,620	Pays	3-month ZAR JIBAR (pays quarterly)	6.54% (pays quarterly)	2/23/27	(42,325)	—	(42,325)
ZAR	521,034	Pays	3-month ZAR JIBAR (pays quarterly)	7.67% (pays quarterly)	1/19/28	(795,137)	235	(794,902)
Total						$(10,296,130)	$20,807	$(10,275,323)
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Brazil	$ 7,651	1.00% (pays quarterly)(1)	12/20/28	$ 266,609	$ (276,617)	$ (10,008)
Malaysia	20,400	1.00% (pays quarterly)(1)	12/20/28	(356,159)	468,760	112,601
Turkey	3,201	1.00% (pays quarterly)(1)	12/20/28	385,553	(399,768)	(14,215)
Total				$ 296,003	$ (207,625)	$ 88,378
*	The contract annual fixed rate represents the fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
46
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Cross-Currency Swaps (OTC)
Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)
Barclays Bank PLC	1-day Indice Camara Promedio Rate on CLP 6,058,901,240 (pays semi-annually)*	1.41% on CLP equivalent of CLF 172,000 (pays semi-annually)*	1/13/33	$ 815,780
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 952,568,100 (pays semi-annually)*	2.10% on CLP equivalent of CLF 30,000 (pays semi-annually)*	4/8/32	(73,201)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 2,921,491,280 (pays semi-annually)*	2.25% on CLP equivalent of CLF 92,000 (pays semi-annually)*	4/11/32	(266,760)
				$ 475,819
*	At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.
Abbreviations:
COF	– Cost of Funds 11th District
CPI-U (NSA)	– Consumer Price Index All Urban Non-Seasonally Adjusted
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
HICP	– Harmonised Indices of Consumer Prices
JIBAR	– Johannesburg Interbank Average Rate
LIBOR	– London Interbank Offered Rate

MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
PRIBOR	– Prague Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
WIBOR	– Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	– Australian Dollar
BHD	– Bahraini Dinar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLF	– Chilean Unidad de Fomento
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EUR	– Euro
HKD	– Hong Kong Dollar
INR	– Indian Rupee
ISK	– Icelandic Krona

JPY	– Japanese Yen
MXN	– Mexican Peso
NZD	– New Zealand Dollar
OMR	– Omani Rial
PEN	– Peruvian Sol
PLN	– Polish Zloty
RSD	– Serbian Dinar
SAR	– Saudi Riyal
UAH	– Ukrainian Hryvnia
USD	– United States Dollar
UZS	– Uzbekistani Som
ZAR	– South African Rand
47
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $3,277,323,282)	$ 3,006,493,560
Affiliated investments, at value (identified cost $422,234,524)	422,234,524
Cash	1,742,874
Deposits for forward commitment securities	2,051,000
Deposits for derivatives collateral:
Futures contracts	817,641
Centrally cleared derivatives	20,212,892
OTC derivatives	4,929,900
Foreign currency, at value (identified cost $1,073,498)	924,905
Interest and dividends receivable	23,612,538
Dividends receivable from affiliated investments	1,784,184
Receivable for investments sold	16,474,557
Receivable for TBA sale commitments	45,240,234
Receivable for open forward foreign currency exchange contracts	4,999,810
Receivable for open swap contracts	3,343,029
Receivable for closed swap contracts	56,913
Tax reclaims receivable	23,675
Trustees' deferred compensation plan	110,961
Total assets	$3,555,053,197
Liabilities
Cash collateral due to brokers	$ 6,660,900
Payable for reverse repurchase agreements, including accrued interest of $138,334	44,585,989
Payable for investments purchased	7,744,397
Payable for when-issued/delayed delivery/forward commitment securities	409,921,764
Payable for securities sold short, at value (proceeds $36,937,339)	36,045,378
TBA sale commitments, at value (proceeds receivable $45,240,234)	44,687,500
Payable for variation margin on open futures contracts	22,409
Payable for variation margin on open centrally cleared derivatives	859,203
Payable for open forward foreign currency exchange contracts	7,534,243
Payable for open swap contracts	339,961
Payable for closed swap contracts	287,616
Payable to affiliates:
Investment adviser fee	1,333,784
Trustees' fees	9,223
Trustees' deferred compensation plan	110,961
Interest payable on securities sold short	731,478
Accrued expenses	715,757
Total liabilities	$ 561,590,563
Net Assets applicable to investors' interest in Portfolio	$2,993,462,634
48
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $21,716)	$ 2,174,232
Dividend income from affiliated investments	16,883,998
Interest and other income	141,163,563
Total investment income	$160,221,793
Expenses
Investment adviser fee	$ 14,181,631
Trustees’ fees and expenses	108,500
Custodian fee	1,066,859
Legal and accounting services	220,186
Interest expense and fees	429,096
Interest expense on securities sold short	222,742
Miscellaneous	99,918
Total expenses	$ 16,328,932
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 529,551
Total expense reductions	$ 529,551
Net expenses	$ 15,799,381
Net investment income	$144,422,412
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $63,202)	$ (45,821,600)
Investment transactions - affiliated investments	(4,825,194)
Written swaptions	1,597,840
Securities sold short	1,846,619
TBA sale commitments	(16,516)
Futures contracts	4,508,428
Swap contracts	(10,065,314)
Foreign currency transactions	36,213,587
Forward foreign currency exchange contracts	(43,092,295)
Non-deliverable bond forward contracts	802,180
Net realized loss	$ (58,852,265)
Change in unrealized appreciation (depreciation):
Investments	$ 20,814,092
Investments - affiliated investments	4,456,489
Written swaptions	4,716,973
Securities sold short	891,961
TBA sale commitments	(1,985,696)
Futures contracts	(25,360,054)
Swap contracts	(12,199,845)
Foreign currency	1,449,938
Forward foreign currency exchange contracts	(19,352,596)
Non-deliverable bond forward contracts	(118,298)
Net change in unrealized appreciation (depreciation)	$ (26,687,036)
Net realized and unrealized loss	$ (85,539,301)
Net increase in net assets from operations	$ 58,883,111
49
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 144,422,412	$ 80,926,073
Net realized gain (loss)	(58,852,265)	6,800,331
Net change in unrealized appreciation (depreciation)	(26,687,036)	(151,488,276)
Net increase (decrease) in net assets from operations	$ 58,883,111	$ (63,761,872)
Capital transactions:
Contributions	$ 1,068,753,875	$ 678,901,745
Withdrawals	(317,425,020)	(312,950,240)
Net increase in net assets from capital transactions	$ 751,328,855	$ 365,951,505
Net increase in net assets	$ 810,211,966	$ 302,189,633
Net Assets
At beginning of year	$ 2,183,250,668	$ 1,881,061,035
At end of year	$2,993,462,634	$2,183,250,668
50
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.64% (1)(2)	0.66% (1)(2)	0.70% (1)	0.69% (1)	0.69%
Net investment income	5.82%	4.04%	4.22%	2.85%	4.61%
Portfolio Turnover	526% (3)	400% (3)	218% (3)	87% (3)	39%
Total Return	2.94%	(2.97)%	3.53%	7.52%	3.21%
Net assets, end of year (000’s omitted)	$2,993,463	$2,183,251	$1,881,061	$1,359,116	$1,367,072
(1)	Includes interest and/or dividend expense on securities sold short of 0.01%, 0.02%, 0.03% and 0.01% of average daily net assets for the years ended October 31, 2023, 2022, 2021 and 2020, respectively.
(2)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.02% and 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(3)	Includes the effect of To-Be-Announced (TBA) transactions.
51
See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements

1  Significant Accounting Policies
Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 98.6% and 1.4%, respectively, in the Portfolio.
The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at October 31, 2023 were $917,734 or less than 0.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps and options on swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating-rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation
52

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary's income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.
G  Use of Estimates—The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H   Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers
53

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
L  Inflation Swaps—Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.
M  Cross-Currency Swaps—Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
N  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the
54

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
O  Swaptions—A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
P  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.
Q  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
R  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
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Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

S  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
T  Forward Sale Commitments—The Portfolio may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Portfolio's policies on investment valuations discussed above. The Portfolio records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Portfolio realizes a gain or loss on investments based on the price established when the Portfolio entered into the commitment. If the Portfolio enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.
U  Stripped Mortgage-Backed Securities—The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-
backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. The Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%
In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $14,181,631 or 0.57% of the Portfolio's consolidated average daily net assets.
The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $529,551 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
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Notes to Consolidated Financial Statements — continued

3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans, TBA transactions and securities sold short, for the year ended October 31, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 1,021,816,636	$ 784,344,863
U.S. Government and Agency Securities	12,520,086,143	11,718,824,697
	$13,541,902,779	$12,503,169,560
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio's investment in the Subsidiary at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$3,614,172,737
Gross unrealized appreciation	$ 100,559,091
Gross unrealized depreciation	(376,013,022)
Net unrealized depreciation	$ (275,453,931)
5  Restricted Securities
At October 31, 2023, the Portfolio owned the following securities (representing 1.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees’ valuation designee.
Description	Date(s) of Acquisition	Shares	Cost	Value
Reinsurance Side Cars
Mt. Logan Re, Ltd., Series 13, Preference Shares	1/2/18	10,000	$ 6,658,283	$ 15,003,196
Mt. Logan Re, Ltd., Series 17, Preference Shares	1/26/21	860	572,931	1,273,313
Sussex Capital, Ltd., Designated Investment Series 5, 5/19	5/31/19	249	212,150	13,934
Sussex Capital, Ltd., Designated Investment Series 5, 12/19	1/17/20	791	673,953	43,067
Sussex Capital, Ltd., Designated Investment Series 5, 6/20	6/30/20	434	64,320	40,363
Sussex Capital, Ltd., Designated Investment Series 5, 4/21	4/1/21	247	195,858	9,833
Sussex Capital, Ltd., Designated Investment Series 5, 12/21	1/24/22	958	952,280	17,860
Sussex Capital, Ltd., Designated Investment Series 5, 11/22	3/11/22	958	956,716	530,701
Sussex Capital, Ltd., Designated Investment Series 15, 12/21	1/24/22	743	738,092	13,843
Sussex Capital, Ltd., Designated Investment Series 15, 11/22	3/11/22	721	720,077	399,431
Sussex Capital, Ltd., Series 5, Preference Shares	12/17/18	6,000	2,654,676	7,276,256
Sussex Capital, Ltd., Series 15, Preference Shares	6/1/21	5,000	3,541,830	5,483,188
Sussex Re, Ltd., Series 2020A	1/21/20	4,081,939	0	154,705
Sussex Re, Ltd., Series 2021A	1/14/21	4,154,232	0	316,137
Total Restricted Securities			$17,941,166	$30,575,827
57

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

6  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Consolidated Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Credit Risk: During the year ended October 31, 2023, the Portfolio entered into credit default swaps and swaptions to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: During the year ended October 31, 2023, the Portfolio utilized various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $7,874,204. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $8,273,732 at October 31, 2023.
The OTC derivatives in which the Portfolio invests (except for written swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under  an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to  a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used  while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by  a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2023. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.
58

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023 was as follows:
	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Not applicable	$ 652,162*	$ 2,187,835*	$ 39,046,942*	$ 41,886,939
Receivable for open forward foreign currency exchange contracts	—	4,999,810	—	4,999,810
Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	—	3,343,029	3,343,029
Total Asset Derivatives	$ 652,162	$ 7,187,645	$ 42,389,971	$ 50,229,778
Derivatives not subject to master netting or similar agreements	$ 652,162	$ 2,187,835	$ 39,046,942	$ 41,886,939
Total Asset Derivatives subject to master netting or similar agreements	$ —	$ 4,999,810	$ 3,343,029	$ 8,342,839
Not applicable	$ (356,159)*	$ (27,684)*	$ (42,292,674)*	$ (42,676,517)
Payable for open forward foreign currency exchange contracts	—	(7,534,243)	—	(7,534,243)
Payable for open swap contracts	—	—	(339,961)	(339,961)
Total Liability Derivatives	$(356,159)	$(7,561,927)	$(42,632,635)	$(50,550,721)
Derivatives not subject to master netting or similar agreements	$(356,159)	$ (27,684)	$(42,292,674)	$(42,676,517)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$(7,534,243)	$ (339,961)	$ (7,874,204)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Bank of America, N.A.	$ 2,527,646	$ —	$ —	$ (2,527,646)	$ —	$ 2,600,000
Barclays Bank PLC	815,780	—	—	(810,000)	5,780	810,000
BNP Paribas	2,516,800	(1,065,889)	—	(1,450,911)	—	1,519,900
Goldman Sachs International	38,680	(38,680)	—	—	—	—
HSBC Bank USA, N.A.	160,074	(160,074)	—	—	—	—
JPMorgan Chase Bank, N.A.	253,265	(253,265)	—	—	—	—
Standard Chartered Bank	206,412	(206,412)	—	—	—	—
State Street Bank and Trust Company	233,565	(42,260)	(191,305)	—	—	—
UBS AG	1,590,617	(1,148,713)	(441,904)	—	—	—
	$8,342,839	$(2,915,293)	$(633,209)	$(4,788,557)	$5,780	$4,929,900
59

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
BNP Paribas	$ (1,065,889)	$ 1,065,889	$ —	$ —	$ —	$ —
Citibank, N.A.	(1,360,520)	—	1,360,520	—	—	—
Goldman Sachs International	(1,291,492)	38,680	870,280	—	(382,532)	—
HSBC Bank USA, N.A.	(900,303)	160,074	393,319	—	(346,910)	—
JPMorgan Chase Bank, N.A.	(332,718)	253,265	79,453	—	—	—
Standard Chartered Bank	(1,732,309)	206,412	1,525,897	—	—	—
State Street Bank and Trust Company	(42,260)	42,260	—	—	—	—
UBS AG	(1,148,713)	1,148,713	—	—	—	—
	$(7,874,204)	$2,915,293	$4,229,469	$ —	$(729,442)	$ —
Total — Deposits for derivatives collateral — OTC derivatives						$4,929,900
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Consolidated Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ (2,294,655)	$ —	$ —	$ (2,294,655)
Written swaptions	—	—	1,597,840	1,597,840
Futures contracts	—	—	4,508,428	4,508,428
Swap contracts	(3,001,827)	—	(7,063,487)	(10,065,314)
Forward foreign currency exchange contracts	—	(43,092,295)	—	(43,092,295)
Non-deliverable bond forward contracts	—	—	802,180	802,180
Total	$(5,296,482)	$(43,092,295)	$ (155,039)	$(48,543,816)
Change in unrealized appreciation (depreciation):
Written swaptions	$ —	$ —	$ 4,716,973	$ 4,716,973
Futures contracts	—	—	(25,360,054)	(25,360,054)
Swap contracts	666,954	—	(12,866,799)	(12,199,845)
Forward foreign currency exchange contracts	—	(19,352,596)	—	(19,352,596)
Non-deliverable bond forward contracts	—	—	(118,298)	(118,298)
Total	$ 666,954	$(19,352,596)	$(33,628,178)	$(52,313,820)
60

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Swaptions
$241,520,000	$451,575,000	$805,271,000	$5,767,000	$58,962,000
Written Swaptions	Swap Contracts
$46,838,000	$1,039,501,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
7  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
8  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2023 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
Barclays Bank PLC	9/29/23	On Demand(1)	5.65%	$ 21,055,980	$ 21,147,242
Barclays Bank PLC	10/16/23	On Demand(1)	5.65	23,391,675	23,438,747
Total				$44,447,655	$44,585,989
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2023, the type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.
For the year ended October 31, 2023, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $2,482,000 and 5.65%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2023. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2023.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.
61

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2023.
Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)
Bank of America, N.A.	$ 2,730,000	$ —	$ (2,725,516)	$ 4,484
Barclays Bank PLC	33,839,593	(33,839,593)	—	—
JPMorgan Chase Bank, N.A.	2,836,377	—	(2,812,832)	23,545
Nomura International PLC	2,004,555	—	(1,832,831)	171,724
	$41,410,525	$(33,839,593)	$(7,371,179)	$199,753
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank PLC	$(44,585,989)	$33,839,593	$10,746,396	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
9  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in issuers and funds that may be deemed to be affiliated was $422,234,524, which represents 14.1% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class D, 4.326%, 8/15/46	$ 368,705	$ —	$ —	$ (4,825,194)	$ 4,456,489	$ —	$ —	$ —
Short-Term Investments
Liquidity Fund	459,889,537	2,470,443,671	(2,508,098,684)	—	—	422,234,524	16,883,998	422,234,524
Total				$(4,825,194)	$4,456,489	$422,234,524	$16,883,998
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
62

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 266,889,511	$ —	$ 266,889,511
Closed-End Funds	89,515,701	—	—	89,515,701
Collateralized Mortgage Obligations	—	776,076,837	—	776,076,837
Commercial Mortgage-Backed Securities	—	20,366,935	—	20,366,935
Common Stocks	1,445,015	4,854,627*	—	6,299,642
Convertible Bonds	—	57,109,962	—	57,109,962
Convertible Preferred Stocks	1,313,156	—	—	1,313,156
Foreign Corporate Bonds	—	166,490,586	0	166,490,586
Loan Participation Notes	—	—	15,902,788	15,902,788
Reinsurance Side Cars	—	—	63,870,436	63,870,436
Sovereign Government Bonds	—	280,515,958	—	280,515,958
Sovereign Loans	—	228,074	—	228,074
U.S. Department of Agriculture Loans	—	41,944,110	—	41,944,110
U.S. Government Agency Commercial Mortgage-Backed Securities	—	13,564,077	—	13,564,077
U.S. Government Agency Mortgage-Backed Securities	—	963,987,265	—	963,987,265
U.S. Government Guaranteed Small Business Administration Loans	—	13,442,749	—	13,442,749
U.S. Treasury Obligations	—	9,987,786	—	9,987,786
Miscellaneous	—	—	0	0
Short-Term Investments:
Affiliated Fund	422,234,524	—	—	422,234,524
Repurchase Agreements	—	41,410,525	—	41,410,525
Sovereign Government Securities	—	120,919,683	—	120,919,683
U.S. Treasury Obligations	—	56,657,779	—	56,657,779
Total Investments	$ 514,508,396	$ 2,834,446,464	$ 79,773,224	$ 3,428,728,084
Forward Foreign Currency Exchange Contracts	$ —	$ 7,187,645	$ —	$ 7,187,645
Futures Contracts	11,885,278	—	—	11,885,278
Swap Contracts	—	31,156,855	—	31,156,855
Total	$ 526,393,674	$ 2,872,790,964	$ 79,773,224	$ 3,478,957,862
Liability Description
TBA Sale Commitments	$ —	$ (44,687,500)	$ —	$ (44,687,500)
Securities Sold Short	—	(36,045,378)	—	(36,045,378)
Forward Foreign Currency Exchange Contracts	—	(7,561,927)	—	(7,561,927)
Futures Contracts	(4,976,221)	—	—	(4,976,221)
Swap Contracts	—	(38,012,573)	—	(38,012,573)
Total	$ (4,976,221)	$ (126,307,378)	$ —	$ (131,283,599)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
63

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Foreign Corporate Bonds	Loan Participation Notes	Reinsurance Side Cars*	Sovereign Government Bonds	Sovereign Government Securities	Total
Balance as of October 31, 2022	$ 680,180	$ 410,149	$ 36,781,743	$ 4,853,497	$ 403,306	$ 43,128,875
Realized gains (losses)	—	(59,437)	(1,607,239)	—	—	(1,666,676)
Change in net unrealized appreciation (depreciation)	(11,430)	(1,012,600)	14,472,178	—	—	13,448,148
Cost of purchases	—	16,856,793	30,167,165	—	—	47,023,958
Proceeds from sales, including return of capital	(668,750)	(401,329)	(15,943,411)	—	—	(17,013,490)
Accrued discount (premium)	—	109,212	—	—	—	109,212
Transfers to Level 3	—	—	—	—	—	—
Transfers from Level 3(1)	—	—	—	(4,853,497)	(403,306)	(5,256,803)
Balance as of October 31, 2023	$ 0	$15,902,788	$ 63,870,436	$ —	$ —	$ 79,773,224
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2023	$ —	$ (1,063,217)	$ 12,321,954	$ —	$ —	$ 11,258,737
*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.
(1)	Transferred from Level 3 based on the observability of valuation inputs resulting from new market activity.
Not included in the table above are investments in securities categorized as Miscellaneous in the Portfolio of Investments which were acquired at $0 cost and valued at $0 at October 31, 2023.
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2023:
Type of Investment	Fair Value as of October 31, 2023	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Foreign Corporate Bonds	$ 0	Estimated Recovery Value	Estimated Recovery Value Percentage	0%	Increase
Loan Participation Notes	15,902,788	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.46% - 9.79%**	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 5.54% based on relative principal amounts.
11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
64

Global Opportunities Portfolio
October 31, 2023
Notes to Consolidated Financial Statements — continued

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
65

Global Opportunities Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Opportunities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Global Opportunities Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
66

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1  Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
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Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Short Duration Strategic Income Fund (the “Fund”) and Eaton Vance Management (“EVM”) as well as the investment advisory agreement between Global Opportunities Portfolio (the “Portfolio”), one of the underlying Funds (as defined below) in which the Fund is authorized to invest, and Boston Management and Research (“BMR”)
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Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

(EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser. EVM allocates the assets of the Fund among the Portfolio and other funds in the Eaton Vance fund complex (the “underlying Funds”) and is also authorized to invest directly in securities or other instruments.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors relevant to investment in a broad range of income securities. In regard to the Portfolio, the Board considered BMR’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. In approving the advisory agreements, the Board noted that EVM would be responsible for periodic rebalancing of assets among the Portfolio and the underlying Funds and, potentially, for investing in other securities or instruments, but would not receive a separate fee from the Fund for the rebalancing. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio or in the underlying Funds, for which it receives no separate fee but for which the adviser receives an advisory fee from the Portfolio or the underlying Funds. The Board considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: gain exposure to sectors of the market EVM believes may not be represented or underrepresented by the Portfolio or the underlying Funds; to hedge certain exposures; and/or to otherwise manage the exposures of the Fund.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board also considered the performance of the underlying Portfolio and the underlying Funds. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio and the underlying Funds for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
69

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund, the Portfolio and the underlying Funds, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund, the Portfolio and the underlying Funds and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Portfolio or the underlying Funds. The Board noted that for assets invested in the Portfolio and the underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Portfolio and the underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
70

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
71

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees
127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
72

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
73

Eaton Vance
Short Duration Strategic Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
74

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
75

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
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Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
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Investment Adviser of Emerging Markets Local Income Portfolio,
Global Macro Absolute Return Advantage Portfolio,
Global Opportunities Portfolio,
High Income Opportunities Portfolio and
Senior Debt Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Short Duration Strategic Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

28    10.31.23

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Tax-Managed Equity Asset Allocation Fund

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended October 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening month of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for future rate hikes that could weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final three months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. In the final two days of the period, however, signs of a stock rally emerged as investors began to believe the Fed might have reached the end of its monetary tightening cycle.
For the period as a whole, global equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 10.50%; the MSCI EAFE Index of developed-market international equities returned 14.40%; and the S&P 500® Index, a broad measure of U.S. stocks, returned 10.14%.
Meanwhile, in the world’s second-largest economy, the MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, returned 21.11%. The strong 12-month performance, however, masked the significant decline in Chinese stock prices since early 2023, as Chinese equities were dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and a failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) returned 6.01% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 3000® Index (the Index), which returned 8.38%; and underperformed its custom benchmark -- consisting of 80% the Index, 10% MSCI EAFE Index, and 10% ICE BofA Fixed Rate Preferred Securities Index (the Blended Index) -- which returned 8.43% during the period.
The Fund’s performance is a function of the returns of its underlying investment portfolios and allocations among those portfolios, as well as the performance of the Fund’s direct investments. The Fund invests in tax-managed portfolios across multiple equity market capitalizations and investment styles, as well as direct investments, which include preferred stocks and hybrid securities.
The period was marked by a strong rally in certain areas of the equity market -- most notably large-cap growth companies that benefited from investor enthusiasm over artificial intelligence (AI) applications. However, many U.S. small-cap indexes were in negative territory during the period. In general, value stock indexes significantly underperformed their growth stock counterparts, while overseas equity markets modestly outperformed U.S. equity markets. In this environment, the Fund’s U.S. small-cap and U.S. value allocations were the largest drags on Fund performance relative to the Index, which is weighted toward U.S. large-cap stocks.
The Fund’s allocations to Tax-Managed Small-Cap Portfolio and Tax-Managed Value Portfolio underperformed the Index, detracting from Fund performance versus the Index during the period. The Fund’s direct investments in preferred stocks and other hybrid securities also underperformed the Index, detracting modestly from performance versus the Index. In contrast, the Fund’s allocations to Tax-Managed Growth Portfolio, Tax-Managed Multi-Cap Growth Portfolio, and Tax-Managed International Equity Portfolio all outperformed the Index, contributing to returns relative to the Index.
Fund managers made no significant changes to the Fund’s allocation mix during the period. As of period-end, allocations to the Fund’s underlying components were: Tax-Managed Multi-Cap Growth Portfolio (15.8%); Tax-Managed Growth Portfolio (38.6)%; Tax-Managed Value Portfolio (26.7%); Tax-Managed International Equity Portfolio (4.9%); Tax-Managed Small-Cap Portfolio (9.6%); and direct investments in preferred stocks and other hybrid securities (4.4%).
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Performance

Portfolio Manager(s) Douglas R. Rogers, CFA, CMT
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	6.01%	7.41%	7.78%
Class A with 5.25% Maximum Sales Charge	—	—	0.45	6.26	7.20
Class C at NAV	03/04/2002	03/04/2002	5.22	6.59	7.13
Class C with 1% Maximum Deferred Sales Charge	—	—	4.22	6.59	7.13
Class I at NAV	09/11/2015	03/04/2002	6.26	7.67	7.99

Russell 3000® Index	—	—	8.38%	10.23%	10.52%
MSCI EAFE Index	—	—	14.40	4.10	3.05
ICE BofA Fixed Rate Preferred Securities Index	—	—	2.18	1.29	3.82
Blended Index	—	—	8.43	8.79	9.16
% After-Tax Returns with Maximum Sales Charge[2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	03/04/2002	5.84%	7.07%	7.10%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	3.71	5.86	6.17
Class C After Taxes on Distributions	03/04/2002	03/04/2002	5.17	6.37	6.55
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	3.14	5.20	5.65
Class I After Taxes on Distributions	09/11/2015	03/04/2002	6.04	7.28	7.27
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	3.92	6.07	6.34
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.21%	1.96%	0.96%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$19,927	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$2,157,981	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Fund Profile

Portfolio Allocation (% of total investments)[1]
Footnotes:
[1]	Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests. Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.
4

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets.

5

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 980.70	$6.04	1.21%
Class C	$1,000.00	$ 977.10	$9.77	1.96%
Class I	$1,000.00	$ 982.20	$4.80	0.96%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,015.33	$9.96	1.96%
Class I	$1,000.00	$1,020.37	$4.89	0.96%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolios.
6

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Portfolio of Investments

Investments in Affiliated Portfolios — 95.7%
Description	Value
Tax-Managed Growth Portfolio (identified cost, $76,559,526)	$ 224,209,992
Tax-Managed International Equity Portfolio (identified cost, $26,939,566)	28,601,923
Tax-Managed Multi-Cap Growth Portfolio (identified cost, $33,690,179)	91,990,603
Tax-Managed Small-Cap Portfolio (identified cost, $54,431,410)	55,786,684
Tax-Managed Value Portfolio (identified cost, $102,898,841)	155,524,594
Total Investments in Affiliated Portfolios (identified cost $294,519,522)	$556,113,796

Debt Obligations — 3.7%(1)
Security	Principal Amount (000's omitted)	Value
Banks — 2.2%
Banco Davivienda S.A., 6.65% to 4/22/31(2)(3)(4)	$200	$ 121,000
Banco Mercantil del Norte S.A./Grand Cayman, 8.375% to 10/14/30(2)(3)(4)	600	547,764
Bank of America Corp., Series TT, 6.125% to 4/27/27(3)(4)	950	895,584
Bank of Nova Scotia (The), 4.90% to 6/4/25(3)(4)	775	709,146
Barclays PLC:
6.125% to 12/15/25(3)(4)	471	421,295
8.00% to 3/15/29(3)(4)	526	466,562
BNP Paribas S.A.:
4.625% to 2/25/31(2)(3)(4)	203	141,283
7.75% to 8/16/29(2)(3)(4)	675	627,530
Citigroup, Inc., Series W, 4.00% to 12/10/25(3)(4)	1,038	893,804
Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(2)(3)(4)	473	428,065
Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(3)(4)	395	309,148
ING Groep NV, 6.50% to 4/16/25(3)(4)	243	227,585
JPMorgan Chase & Co., Series KK, 3.65% to 6/1/26(3)(4)	789	686,409
KeyCorp, Series D, 5.00% to 9/15/26(3)(4)	975	651,837
Lloyds Banking Group PLC, 7.50% to 6/27/24(3)(4)	600	585,265
Natwest Group PLC:
4.60% to 6/28/31(3)(4)	200	129,516
6.00% to 12/29/25(3)(4)	229	210,361
8.00% to 8/10/25(3)(4)	778	756,123
PNC Financial Services Group, Inc. (The), Series U, 6.00% to 5/15/27(3)(4)	800	672,608
Societe Generale S.A.:
5.375% to 11/18/30(2)(3)(4)	506	364,171
Security	Principal Amount (000's omitted)	Value
Banks (continued)
Societe Generale S.A.: (continued)
9.375% to 11/22/27(2)(3)(4)	$200	$ 193,575
Standard Chartered PLC, 4.75% to 1/14/31(2)(3)(4)	577	402,797
Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(4)	775	762,261
Truist Financial Corp.:
Series P, 4.95% to 9/1/25(3)(4)	125	113,680
Series Q, 5.10% to 3/1/30(3)(4)	134	107,988
UBS Group AG:
4.375% to 2/10/31(2)(3)(4)	419	291,940
6.875% to 8/7/25(3)(4)(5)	348	328,994
Wells Fargo & Co., Series BB, 3.90% to 3/15/26(3)(4)	784	679,559
		$ 12,725,850
Capital Markets — 0.2%
Charles Schwab Corp. (The):
Series G, 5.375% to 6/1/25(3)(4)	$651	$ 621,417
Series I, 4.00% to 6/1/26(3)(4)	467	371,228
		$ 992,645
Diversified Financial Services — 0.2%
Air Lease Corp., Series B, 4.65% to 6/15/26(3)(4)	$410	$ 349,993
American AgCredit Corp., Series A, 5.25% to 6/15/26(2)(3)(4)	914	840,880
Goldman Sachs Group, Inc. (The), Series V, 4.125% to 11/10/26(3)(4)	143	113,480
		$ 1,304,353
Electric Utilities — 0.3%
Dominion Energy, Inc., Series C, 4.35% to 1/15/27(3)(4)	$583	$ 477,273
Edison International, Series B, 5.00% to 12/15/26(3)(4)	199	177,600
Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(4)	450	424,884
Sempra, 4.125% to 1/1/27, 4/1/52(4)	581	448,233
Southern California Edison Co., Series E, 9.838%, (3 mo. SOFR + 4.461%)(3)(6)	249	248,651
		$ 1,776,641
Food Products — 0.1%
Land O' Lakes, Inc., 8.00%(2)(3)	$824	$ 733,360
		$ 733,360
Independent Power and Renewable Electricity Producers — 0.1%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, 1/18/82(4)	$408	$ 322,526
		$ 322,526

7

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Insurance — 0.2%
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(2)(4)	$258	$ 205,278
Lincoln National Corp., Series C, 9.25% to 12/1/27(3)(4)	175	176,574
QBE Insurance Group, Ltd., 5.875% to 5/12/25(2)(3)(4)	1,004	962,054
		$ 1,343,906
Oil, Gas & Consumable Fuels — 0.2%
EnLink Midstream Partners, L.P., Series C, 9.78%, (3 mo. SOFR + 4.372%)(3)(6)	$658	$ 586,805
Odebrecht Oil & Gas Finance, Ltd., 0.00%(2)(3)	550	11,351
Plains All American Pipeline, L.P., Series B, 9.736%, (3 mo. SOFR + 4.372%)(3)(6)	442	417,563
		$ 1,015,719
Pipelines — 0.1%
Enbridge, Inc., Series NC5, 8.25% to 10/15/28, 1/15/84(4)	$400	$ 383,572
Energy Transfer, L.P., Series B, 6.625% to 2/15/28(3)(4)	359	278,674
		$ 662,246
Telecommunications — 0.1%
Rogers Communications, Inc., 5.25% to 3/15/27, 3/15/82(2)(4)	$450	$ 396,567
		$ 396,567
Total Debt Obligations (identified cost $23,978,344)		$ 21,273,813

Preferred Stocks — 0.7%
Security	Shares	Value
Capital Markets — 0.1%
Stifel Financial Corp., Series D, 4.50%	36,350	$ 563,061
		$ 563,061
Electric Utilities — 0.1%
Brookfield BRP Holdings Canada, Inc., 4.625%	24,000	$ 328,080
SCE Trust III, Series H, 5.75% to 3/15/24(4)	6,321	152,589
SCE Trust IV, Series J, 5.375% to 9/15/25(4)	2,004	39,379
		$ 520,048
Insurance — 0.1%
American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(4)	12,251	$ 280,793
Security	Shares	Value
Insurance (continued)
Athene Holding, Ltd., Series C, 6.375% to 6/30/25(4)	9,631	$ 233,744
		$ 514,537
Oil, Gas & Consumable Fuels — 0.2%
NuStar Energy, L.P., Series B, 11.315% (3 mo. SOFR + 5.905%)(6)	53,257	$ 1,336,751
		$ 1,336,751
Pipelines — 0.1%
Energy Transfer, L.P.:
Series C, 10.156%, (3 mo. SOFR + 4.53%)	15,000	$ 375,150
Series E, 7.60% to 5/15/24(4)	14,960	369,811
		$ 744,961
Real Estate Management & Development — 0.1%
Brookfield Property Partners, L.P.:
Series A, 5.75%	2,080	$ 20,384
Series A-1, 6.50%	14,575	164,115
Series A2, 6.375%	19,390	212,708
		$ 397,207
Retail REITs — 0.0%(7)
SITE Centers Corp., Series A, 6.375%	5,457	$ 108,540
		$ 108,540
Total Preferred Stocks (identified cost $5,251,923)		$ 4,185,105
Total Investments — 100.1% (identified cost $323,749,789)		$581,572,714
Other Assets, Less Liabilities — (0.1)%		$ (406,394)
Net Assets — 100.0%		$581,166,320
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $6,267,615 or 1.1% of the Fund's net assets.
(3)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

8

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Portfolio of Investments — continued

(5)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $328,994 or 0.1% of the Fund's net assets.
(6)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(7)	Amount is less than 0.05%.
Abbreviations:
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate
9

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $29,230,267)	$ 25,458,918
Affiliated investments, at value (identified cost $294,519,522)	556,113,796
Interest and dividends receivable	258,998
Receivable for Fund shares sold	183,749
Total assets	$582,015,461
Liabilities
Payable for Fund shares redeemed	$ 402,267
Payable to affiliates:
Investment adviser fee	84,038
Administration fee	75,684
Distribution and service fees	116,935
Trustees' fees	42
Accrued expenses	170,175
Total liabilities	$ 849,141
Net Assets	$581,166,320
Sources of Net Assets
Paid-in capital	$ 198,385,562
Distributable earnings	382,780,758
Net Assets	$581,166,320
Class A Shares
Net Assets	$ 406,566,878
Shares Outstanding	15,058,098
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 27.00
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 28.50
Class C Shares
Net Assets	$ 32,698,086
Shares Outstanding	1,321,531
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 24.74
Class I Shares
Net Assets	$ 141,901,356
Shares Outstanding	5,256,918
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 26.99
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
10
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $4,464)	$ 754,390
Dividend income allocated from affiliated Portfolios (net of foreign taxes withheld of $201,995)	8,920,148
Interest income	1,478,208
Securities lending income allocated from affiliated Portfolios, net	34,259
Expenses allocated from affiliated Portfolios	(3,340,658)
Total investment income	$ 7,846,347
Expenses
Investment adviser fee	$ 1,013,492
Administration fee	896,487
Distribution and service fees:
Class A	1,060,703
Class C	358,106
Trustees’ fees and expenses	500
Custodian fee	45,610
Transfer and dividend disbursing agent fees	315,152
Legal and accounting services	77,051
Printing and postage	17,803
Registration fees	50,084
Miscellaneous	16,603
Total expenses	$ 3,851,591
Net investment income	$ 3,994,756
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (3,757,946)
Foreign currency transactions	41
Net realized gain (loss) allocated from affiliated Portfolios:
Investment transactions (net of foreign capital gains taxes of $49)	16,065,609 (1)
Foreign currency transactions	4,671
Net realized gain	$12,312,375
Change in unrealized appreciation (depreciation):
Investments	$ 3,173,583
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios:
Investments	14,338,143
Foreign currency	10,354
Net change in unrealized appreciation (depreciation)	$17,522,080
Net realized and unrealized gain	$29,834,455
Net increase in net assets from operations	$33,829,211
(1)	Includes $13,930,792 of net realized gains from redemptions in-kind.
11
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,994,756	$ 3,553,648
Net realized gain	12,312,375 (1)	12,614,643 (2)
Net change in unrealized appreciation (depreciation)	17,522,080	(133,749,189)
Net increase (decrease) in net assets from operations	$ 33,829,211	$(117,580,898)
Distributions to shareholders:
Class A	$ (3,164,977)	$ (13,091,273)
Class C	(86,016)	(955,498)
Class I	(1,305,229)	(4,252,703)
Total distributions to shareholders	$ (4,556,222)	$ (18,299,474)
Transactions in shares of beneficial interest:
Class A	$ (20,159,478)	$ (10,281,966)
Class C	(3,587,785)	(818,985)
Class I	10,104,782	5,460,422
Net decrease in net assets from Fund share transactions	$ (13,642,481)	$ (5,640,529)
Net increase (decrease) in net assets	$ 15,630,508	$(141,520,901)
Net Assets
At beginning of year	$ 565,535,812	$ 707,056,713
At end of year	$581,166,320	$ 565,535,812
(1)	Includes $13,930,792 of net realized gains from redemptions in-kind.
(2)	Includes $12,229,272 of net realized gains from redemptions in-kind.
12
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 25.670	$ 31.710	$ 23.070	$ 22.370	$ 20.450
Income (Loss) From Operations
Net investment income(1)	$ 0.180	$ 0.157	$ 0.102	$ 0.165	$ 0.193
Net realized and unrealized gain (loss)	1.351	(5.384)	8.690	0.969	2.122
Total income (loss) from operations	$ 1.531	$ (5.227)	$ 8.792	$ 1.134	$ 2.315
Less Distributions
From net investment income	$ (0.143)	$ (0.104)	$ (0.152)	$ (0.154)	$ (0.163)
From net realized gain	(0.058)	(0.709)	—	(0.280)	(0.232)
Total distributions	$ (0.201)	$ (0.813)	$ (0.152)	$ (0.434)	$ (0.395)
Net asset value — End of year	$ 27.000	$ 25.670	$ 31.710	$ 23.070	$ 22.370
Total Return(2)	6.01%	(16.91)%	38.24%	5.07%	11.75%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$406,567	$405,236	$513,507	$373,289	$379,547
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.22% (4)	1.25% (4)	1.26%	1.28%	1.33%
Net investment income	0.66%	0.56%	0.35%	0.74%	0.91%
Portfolio Turnover of the Fund(5)	4%	5%	6%	7%	7%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investments in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
13
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 23.570	$ 29.230	$ 21.310	$ 20.700	$ 18.930
Income (Loss) From Operations
Net investment income (loss)(1)	$ (0.022)	$ (0.049)	$ (0.102)	$ 0.001	$ 0.043
Net realized and unrealized gain (loss)	1.250	(4.963)	8.022	0.889	1.965
Total income (loss) from operations	$ 1.228	$ (5.012)	$ 7.920	$ 0.890	$ 2.008
Less Distributions
From net investment income	$ —	$ —	$ —	$ —	$ (0.006)
From net realized gain	(0.058)	(0.648)	—	(0.280)	(0.232)
Total distributions	$ (0.058)	$ (0.648)	$ —	$ (0.280)	$ (0.238)
Net asset value — End of year	$24.740	$23.570	$29.230	$21.310	$20.700
Total Return(2)	5.22%	(17.53)%	37.17%	4.29%	10.88%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 32,698	$ 34,490	$ 43,788	$ 44,822	$ 56,979
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.97% (4)	2.00% (4)	2.01%	2.03%	2.08%
Net investment income (loss)	(0.09)%	(0.19)%	(0.38)%	0.00% (5)	0.23%
Portfolio Turnover of the Fund(6)	4%	5%	6%	7%	7%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investments in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(5)	Amount is less than 0.005%.
(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
14
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 25.670	$ 31.700	$ 23.060	$ 22.360	$ 20.450
Income (Loss) From Operations
Net investment income(1)	$ 0.246	$ 0.227	$ 0.172	$ 0.220	$ 0.244
Net realized and unrealized gain (loss)	1.345	(5.369)	8.678	0.968	2.113
Total income (loss) from operations	$ 1.591	$ (5.142)	$ 8.850	$ 1.188	$ 2.357
Less Distributions
From net investment income	$ (0.213)	$ (0.179)	$ (0.210)	$ (0.208)	$ (0.215)
From net realized gain	(0.058)	(0.709)	—	(0.280)	(0.232)
Total distributions	$ (0.271)	$ (0.888)	$ (0.210)	$ (0.488)	$ (0.447)
Net asset value — End of year	$ 26.990	$ 25.670	$ 31.700	$23.060	$22.360
Total Return(2)	6.26%	(16.68)%	38.56%	5.31%	12.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$141,901	$125,810	$149,762	$ 97,355	$ 89,758
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.97% (4)	1.00% (4)	1.01%	1.03%	1.08%
Net investment income	0.90%	0.81%	0.60%	0.99%	1.16%
Portfolio Turnover of the Fund(5)	4%	5%	6%	7%	7%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investments in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
15
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2023 were as follows: Tax-Managed Growth Portfolio (5.0%), Tax-Managed Value Portfolio (18.9%), Tax-Managed International Equity Portfolio (45.7%), Tax-Managed Multi-Cap Growth Portfolio (44.3%) and Tax-Managed Small-Cap Portfolio (34.5%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The valuation policies common to the Portfolios are as follows:
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolios' investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
16

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Notes to Financial Statements — continued

Preferred Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
B  Income—The Fund's net investment income or loss includes the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
C  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Other—Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
17

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$3,277,650	$ 3,810,323
Long-term capital gains	$1,278,572	$14,489,151
During the year ended October 31, 2023, distributable earnings was decreased by $130,177 and paid-in capital was increased by $130,177 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,751,180
Deferred capital losses	(1,765,695)
Net unrealized appreciation	381,687,043
Other temporary differences	108,230
Distributable earnings	$382,780,758
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $1,765,695 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $1,765,695 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund, including the  affiliated Portfolios, at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$199,885,675
Gross unrealized appreciation	$ 385,743,338
Gross unrealized depreciation	(4,056,299)
Net unrealized appreciation	$381,687,039
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by EVM, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.700%
$500 million but less than $1 billion	0.600%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2.5 billion	0.550%
$2.5 billion and over	0.525%
18

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Notes to Financial Statements — continued

The investment adviser fee payable by the Fund is reduced by the Fund’s allocable share of any fee paid pursuant to an investment advisory agreement by any investment company advised by EVM or its affiliates in which the Fund invests. The Portfolios may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolios is reduced by an amount equal to their pro rata share of the advisory and administration fees paid by the Portfolios due to their investments in the Liquidity Fund. For the year ended October 31, 2023, the Fund’s allocated share of the reduction of the investment adviser fee paid by the Portfolios was $5,873 relating to the Portfolios’ investments in the Liquidity Fund.
For the year ended October 31, 2023, the Fund’s investment adviser fee totaled $4,085,948, of which $3,072,456 was allocated from the Portfolios and $1,013,492 was paid or accrued directly by the Fund. For the year ended October 31, 2023, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.68% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2023, the administration fee amounted to $896,487.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $92,374 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $23,897 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $1,060,703 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $268,579 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $89,527 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $4,121 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
19

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Notes to Financial Statements — continued

6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investments in the Portfolios were as follows:
Portfolio	Contributions	Withdrawals
Tax-Managed Growth Portfolio	$7,063,745	$9,925,427
Tax-Managed International Equity Portfolio	1,867,293	2,624,799
Tax-Managed Multi-Cap Growth Portfolio	2,799,912	3,936,168
Tax-Managed Small-Cap Portfolio	2,592,511	3,644,601
Tax-Managed Value Portfolio	6,429,427	9,038,609
7  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and investments in the Portfolios, aggregated $4,665,115 and $15,777,641, respectively, for the year ended October 31, 2023.
8  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	638,605	$ 17,459,127	622,834	$ 17,651,843
Issued to shareholders electing to receive payments of distributions in Fund shares	113,819	2,905,787	391,331	12,049,069
Redemptions	(1,481,156)	(40,524,392)	(1,423,673)	(39,982,878)
Net decrease	(728,732)	$(20,159,478)	(409,508)	$(10,281,966)
Class C
Sales	264,803	$ 6,591,501	303,090	$ 7,709,274
Issued to shareholders electing to receive payments of distributions in Fund shares	3,594	84,643	32,978	938,540
Redemptions	(409,940)	(10,263,929)	(370,961)	(9,466,799)
Net decrease	(141,543)	$ (3,587,785)	(34,893)	$ (818,985)
Class I
Sales	1,016,149	$ 27,963,225	804,880	$ 22,384,882
Issued to shareholders electing to receive payments of distributions in Fund shares	48,921	1,246,030	131,671	4,046,241
Redemptions	(709,260)	(19,104,473)	(759,383)	(20,970,701)
Net increase	355,810	$ 10,104,782	177,168	$ 5,460,422
20

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Notes to Financial Statements — continued

9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Fund's investments in securities and investments in the Portfolios, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Investments in Affiliated Portfolios	$ 556,113,796	$ —	$ —	$ 556,113,796
Debt Obligations	—	21,273,813	—	21,273,813
Preferred Stocks	4,185,105	—	—	4,185,105
Total Investments	$ 560,298,901	$ 21,273,813	$ —	$581,572,714
21

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
22

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $8,409,314, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
23

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
24

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
25

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreements between each of Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Value Portfolio (the “Portfolios”), which are portfolios in which the Fund is authorized to invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolios, are each referred to herein as the “Adviser”), including their respective fee structures, is in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolios by the applicable Adviser. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolios, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolios, including recent changes to such personnel, where relevant. The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in preferred stocks. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolios, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolios, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolios.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and blended benchmark indexes for the three-year period. The Board also considered the performance of the underlying Portfolios. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolios and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
26

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisoryand related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolios, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolios and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolios to continue to benefit from any economies of scale in the future.
27

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Liquidity Risk Management Program

Each Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. Each Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews each Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of each Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of each Fund’s Board of Trustees/ Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, each Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
28

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees
127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
29

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
30

Eaton Vance
Tax-Managed Equity Asset Allocation Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
31

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
32

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
33

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
34

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299    10.31.23

Eaton Vance
Global Income Builder Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Global Income Builder Fund

Eaton Vance
Global Income Builder Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended October 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening month of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for future rate hikes that could weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final three months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. In the final two days of the period, however, signs of a stock rally emerged as investors began to believe the Fed might have reached the end of its monetary tightening cycle.
For the period as a whole, global equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 10.50%; the MSCI EAFE Index of developed-market international equities returned 14.40%; and the S&P 500® Index, a broad measure of U.S. stocks, returned 10.14%.
Meanwhile, in the world’s second-largest economy, the MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, returned 21.11%. The strong 12-month performance, however, masked the significant decline in Chinese stock prices since early 2023, as Chinese equities were dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and a failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Global Income Builder Fund (the Fund) returned 9.00% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the MSCI World Index (the Index), which returned 10.48%; and underperformed its custom benchmark -- consisting of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index (the ICE BofA Index) -- which returned 9.83% during the period.
The Fund’s out-of-Index allocations to high yield bonds and preferred securities detracted from performance versus the Index during the period.
The Fund’s high yield bond allocation underperformed the Index and also underperformed the broad high yield market, as measured by the ICE BofA Index. Within the high yield allocation, detractors from relative returns included security selections in BB-rated bonds, and security selections in the homebuilders & real estate industry, which included overweight positions in two European companies. Contributors to relative returns included security selections in CCC-rated bonds; an underweight position in BB-rated bonds; and security selections in the telecommunications industry and the cable & satellite TV industry.
The Fund’s preferred allocation -- preferred stocks, exchange-traded funds investing primarily in preferred stocks, and corporate bonds and other debt securities with preferred characteristics -- also underperformed the Index, but outperformed the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index (the Preferred Index). Outperformance versus the Preferred Index was driven largely by an overweight position in the energy sector, with strong returns coming from natural gas distributors. Exposures to electric utilities and insurance companies also contributed to the preferred allocation’s performance during the period.
In contrast, the Fund’s common stock allocation outperformed the Index, contributing to performance versus the Index during the period. Within the Fund’s common stock allocation, contributors to performance relative to the Index included stock selections in the health care and industrials sectors, along with stock selections and an overweight position in the consumer discretionary sector.
On the negative side, stock selections and underweight positions in the information technology, communication services, and consumer staples sectors detracted from Fund performance versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Global Income Builder Fund
October 31, 2023
Management’s Discussion of Fund Performance† — continued

The Fund’s use of equity index futures contracts -- a type of derivative -- contributed to performance relative to the Index as well. Within the Fund’s common stock portfolio, the Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight allocation to European equities and an underweight allocation to U.S. equities. The Fund hedged these overweight and underweight exposures by selling short European index futures contracts and buying U.S. index futures contracts during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Global Income Builder Fund
October 31, 2023
Performance

Portfolio Manager(s) Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; Derek J.V. DiGregorio of Boston Management and Research
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/30/2005	11/30/2005	9.00%	5.54%	5.36%
Class A with 5.25% Maximum Sales Charge	—	—	3.32	4.40	4.80
Class C at NAV	11/30/2005	11/30/2005	8.17	4.76	4.74
Class C with 1% Maximum Deferred Sales Charge	—	—	7.17	4.76	4.74
Class I at NAV	01/31/2006	11/30/2005	9.28	5.82	5.64
Class R at NAV	01/31/2006	11/30/2005	8.64	5.25	5.09

MSCI World Index	—	—	10.48%	8.26%	7.53%
ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index	—	—	8.34	2.21	3.00
Blended Index	—	—	9.83	6.24	6.02
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R
Gross	1.19%	1.94%	0.94%	1.44%
Net	1.17	1.92	0.92	1.42
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$15,893	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,731,856	N.A.
Class R	$10,000	10/31/2013	$16,438	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Global Income Builder Fund
October 31, 2023
Fund Profile

Country Allocation (% of net assets)
Asset Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[2]
Microsoft Corp.	3.0%
Eli Lilly & Co.	2.7
Alphabet, Inc., Class C	2.3
Novo Nordisk A/S, Class B	2.1
Apple, Inc.	1.8
Amazon.com, Inc.	1.8
EOG Resources, Inc.	1.8
Nestle S.A.	1.2
ConocoPhillips	1.1
ASML Holding NV	1.2
Total	19.0%

Footnotes:
[1]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
[2]	Excludes cash and cash equivalents.
5

Eaton Vance
Global Income Builder Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market, below investment grade corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective December 7, 2015, the Fund changed its name and principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Fund was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks. Performance prior to December 7, 2015 reflects the Fund’s performance under its former principal investment strategies.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S.
Important Notice to Shareholders
On June 16, 2023, the Fund received its pro rata share of net assets from Global Income Builder Portfolio, the Portfolio the Fund previously invested in, and the Portfolio was terminated. As of June 17, 2023, the Fund invests its assets directly.

6

Eaton Vance
Global Income Builder Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 982.20	$5.85**	1.17%
Class C	$1,000.00	$ 978.20	$9.57**	1.92%
Class I	$1,000.00	$ 984.30	$4.60**	0.92%
Class R	$1,000.00	$ 980.90	$7.09**	1.42%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.31	$5.96**	1.17%
Class C	$1,000.00	$1,015.53	$9.75**	1.92%
Class I	$1,000.00	$1,020.57	$4.69**	0.92%
Class R	$1,000.00	$1,018.05	$7.22**	1.42%
*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio for the period when the Fund’s assets were invested in the Portfolio.
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
7

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments

Common Stocks — 59.1%
Security	Shares	Value
Aerospace & Defense — 0.6%
Safran S.A.	7,792	$ 1,217,262
		$ 1,217,262
Air Freight & Logistics — 0.7%
GXO Logistics, Inc.(1)	31,745	$ 1,603,440
		$ 1,603,440
Automobiles — 0.3%
Tesla, Inc.(1)	2,944	$ 591,273
		$ 591,273
Banks — 3.6%
Banco Santander S.A.	290,347	$ 1,067,877
Barclays PLC	693,961	1,113,839
Citigroup, Inc.	27,113	1,070,692
HDFC Bank, Ltd.	20,527	1,160,802
HSBC Holdings PLC	112,340	811,141
ING Groep NV	21,302	273,103
KBC Group NV	9,095	500,542
Toronto-Dominion Bank (The)	15,881	887,069
Truist Financial Corp.	33,223	942,204
		$ 7,827,269
Beverages — 1.2%
Coca-Cola Co. (The)	28,687	$ 1,620,529
Diageo PLC	25,220	953,719
		$ 2,574,248
Biotechnology — 0.5%
CSL, Ltd.	6,801	$ 1,005,134
		$ 1,005,134
Broadline Retail — 1.8%
Amazon.com, Inc.(1)	29,102	$ 3,873,185
		$ 3,873,185
Capital Markets — 0.8%
Intercontinental Exchange, Inc.	8,465	$ 909,480
Stifel Financial Corp.	14,243	811,851
		$ 1,721,331
Security	Shares	Value
Chemicals — 0.3%
Sika AG	2,412	$ 577,214
		$ 577,214
Commercial Services & Supplies — 0.5%
Waste Management, Inc.	6,246	$ 1,026,405
		$ 1,026,405
Consumer Staples Distribution & Retail — 0.7%
Dollar Tree, Inc.(1)	13,788	$ 1,531,709
		$ 1,531,709
Electric Utilities — 1.1%
Iberdrola S.A.	121,658	$ 1,353,083
NextEra Energy, Inc.	17,114	997,746
		$ 2,350,829
Electrical Equipment — 1.3%
AMETEK, Inc.	8,132	$ 1,144,742
Schneider Electric SE	11,379	1,750,742
		$ 2,895,484
Electronic Equipment, Instruments & Components — 2.1%
CDW Corp.	10,288	$ 2,061,715
Halma PLC	32,859	738,945
Keyence Corp.	1,441	557,838
Keysight Technologies, Inc.(1)	3,906	476,727
TE Connectivity, Ltd.	5,950	701,207
		$ 4,536,432
Entertainment — 0.9%
Walt Disney Co. (The)(1)	23,877	$ 1,948,124
		$ 1,948,124
Financial Services — 1.0%
Fidelity National Information Services, Inc.	16,581	$ 814,293
Visa, Inc., Class A	6,111	1,436,696
		$ 2,250,989
Food Products — 1.7%
Mondelez International, Inc., Class A	17,633	$ 1,167,481
Nestle S.A.	23,016	2,482,016
		$ 3,649,497

8
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Ground Transportation — 0.5%
Union Pacific Corp.	5,593	$ 1,161,163
		$ 1,161,163
Health Care Equipment & Supplies — 2.0%
Alcon, Inc.	12,334	$ 882,820
Boston Scientific Corp.(1)	37,678	1,928,737
Intuitive Surgical, Inc.(1)	3,598	943,467
Straumann Holding AG	5,681	671,404
		$ 4,426,428
Health Care Providers & Services — 0.5%
Elevance Health, Inc.	297	$ 133,676
UnitedHealth Group, Inc.	1,971	1,055,589
		$ 1,189,265
Health Care REITs — 0.3%
Healthpeak Properties, Inc.	45,280	$ 704,104
		$ 704,104
Hotels, Restaurants & Leisure — 1.9%
Amadeus IT Group S.A.	15,389	$ 878,293
Compass Group PLC	88,133	2,221,953
InterContinental Hotels Group PLC	13,654	967,557
		$ 4,067,803
Industrial Conglomerates — 0.6%
Siemens AG	9,149	$ 1,214,062
		$ 1,214,062
Insurance — 2.5%
AIA Group, Ltd.	125,697	$ 1,091,528
Allstate Corp. (The)	8,160	1,045,541
Assurant, Inc.	7,504	1,117,345
AXA S.A.	35,341	1,047,169
RenaissanceRe Holdings, Ltd.	5,247	1,152,189
		$ 5,453,772
Interactive Media & Services — 2.3%
Alphabet, Inc., Class C(1)	39,100	$ 4,899,230
		$ 4,899,230
IT Services — 0.6%
Accenture PLC, Class A	4,592	$ 1,364,237
		$ 1,364,237
Security	Shares	Value
Leisure Products — 0.2%
Yamaha Corp.	18,018	$ 481,259
		$ 481,259
Life Sciences Tools & Services — 0.9%
Danaher Corp.	6,580	$ 1,263,491
Lonza Group AG	920	322,188
Sartorius AG, PFC Shares	1,688	423,080
		$ 2,008,759
Machinery — 0.7%
Ingersoll Rand, Inc.	23,257	$ 1,411,235
		$ 1,411,235
Media — 0.5%
Dentsu Group, Inc.	32,268	$ 937,255
National CineMedia, Inc.(1)	23,245	90,888
		$ 1,028,143
Metals & Mining — 0.8%
Anglo American PLC	26,945	$ 686,547
Rio Tinto, Ltd.	13,256	990,198
		$ 1,676,745
Multi-Utilities — 0.2%
CMS Energy Corp.	8,329	$ 452,598
		$ 452,598
Oil, Gas & Consumable Fuels — 3.3%
Chevron Corp.	5,756	$ 838,822
ConocoPhillips	20,774	2,467,951
EOG Resources, Inc.	30,347	3,831,309
Phillips 66	868	99,013
		$ 7,237,095
Personal Care Products — 0.2%
Kose Corp.	7,521	$ 498,274
		$ 498,274
Pharmaceuticals — 7.0%
AstraZeneca PLC	11,766	$ 1,473,146
Eli Lilly & Co.	10,732	5,944,777
Novo Nordisk A/S, Class B	48,268	4,656,713
Sanofi S.A.	15,044	1,366,089
Zoetis, Inc.	11,704	1,837,528
		$ 15,278,253

9
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Professional Services — 1.4%
Recruit Holdings Co., Ltd.	37,283	$ 1,069,004
RELX PLC	25,998	908,050
Verisk Analytics, Inc.	4,558	1,036,307
		$ 3,013,361
Semiconductors & Semiconductor Equipment — 4.0%
ASML Holding NV	4,097	$ 2,462,791
Infineon Technologies AG	51,712	1,510,518
Micron Technology, Inc.	23,558	1,575,324
NVIDIA Corp.	4,433	1,807,777
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	15,529	1,340,308
		$ 8,696,718
Software — 4.8%
Adobe, Inc.(1)	4,091	$ 2,176,658
Intuit, Inc.	3,746	1,854,083
Microsoft Corp.	19,085	6,452,829
		$ 10,483,570
Specialty Retail — 1.4%
Lowe's Cos., Inc.	6,848	$ 1,305,023
TJX Cos., Inc. (The)	20,379	1,794,779
		$ 3,099,802
Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.	23,190	$ 3,960,156
		$ 3,960,156
Textiles, Apparel & Luxury Goods — 0.5%
LVMH Moet Hennessy Louis Vuitton SE	1,625	$ 1,163,387
		$ 1,163,387
Trading Companies & Distributors — 1.1%
Ashtead Group PLC	18,089	$ 1,037,448
IMCD NV	11,141	1,341,327
		$ 2,378,775
Total Common Stocks (identified cost $89,874,271)		$128,528,019

Convertible Bonds — 0.3%
Security	Principal Amount (000's omitted)	Value
Electric Utilities — 0.1%
NextEra Energy Partners, L.P., 2.50%, 6/15/26(2)	$236	$ 204,612
		$ 204,612
Leisure Products — 0.1%
Peloton Interactive, Inc., 0.00%, 2/15/26	$310	$ 230,198
		$ 230,198
Transportation — 0.1%
CryoPort, Inc., 0.75%, 12/1/26(2)	$364	$ 286,869
		$ 286,869
Total Convertible Bonds (identified cost $797,528)		$ 721,679

Corporate Bonds — 36.9%
Security	Principal Amount (000's omitted)*		Value
Advertising — 0.0%(3)
Stagwell Global, LLC, 5.625%, 8/15/29(2)		75	$ 62,073
			$ 62,073
Aerospace & Defense — 0.9%
Moog, Inc., 4.25%, 12/15/27(2)		170	$ 151,539
Rolls-Royce PLC, 5.75%, 10/15/27(2)		492	466,814
Spirit AeroSystems, Inc.:
4.60%, 6/15/28		69	54,655
9.375%, 11/30/29(2)		26	26,733
TransDigm, Inc.:
4.625%, 1/15/29		185	159,723
5.50%, 11/15/27		106	98,788
6.25%, 3/15/26(2)		419	409,742
6.75%, 8/15/28(2)		221	214,864
7.50%, 3/15/27		327	326,937
			$ 1,909,795
Airlines — 0.1%
American Airlines, Inc., 7.25%, 2/15/28(2)		57	$ 53,068
Deutsche Lufthansa AG, 3.50%, 7/14/29(4)	EUR	200	190,136
			$ 243,204

10
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Auto Components — 0.1%
Forvia SE:
2.75%, 2/15/27(4)	EUR	100	$ 96,409
3.75%, 6/15/28(4)	EUR	100	96,650
			$ 193,059
Automobile Components — 0.6%
Clarios Global, L.P./Clarios US Finance Co.:
4.375%, 5/15/26(4)	EUR	578	$ 586,764
8.50%, 5/15/27(2)		194	191,371
IHO Verwaltungs GmbH, 6.375%, (6.375% cash or 7.125% PIK), 5/15/29(2)(5)		200	174,487
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(2)		111	88,410
TI Automotive Finance PLC, 3.75%, 4/15/29(4)	EUR	200	177,008
Wheel Pros, Inc., 6.50%, 5/15/29(2)		174	52,990
			$ 1,271,030
Automobiles — 0.6%
Ford Motor Co.:
3.25%, 2/12/32		364	$ 275,014
4.75%, 1/15/43		197	137,092
9.625%, 4/22/30		26	29,020
Ford Motor Credit Co., LLC:
3.37%, 11/17/23		200	199,942
4.125%, 8/17/27		555	504,477
5.125%, 6/16/25		200	194,786
			$ 1,340,331
Automotives — 0.1%
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(2)		213	$ 167,796
Goodyear Tire & Rubber Co. (The), 5.00%, 7/15/29		184	158,522
			$ 326,318
Banks — 1.5%
Banco Mercantil del Norte S.A./Grand Cayman, 7.625% to 1/10/28(2)(6)(7)		200	$ 181,383
Bank of America Corp., Series TT, 6.125% to 4/27/27(6)(7)		89	83,902
Bank of Nova Scotia (The), 8.625% to 10/27/27, 10/27/82(7)		200	196,149
Barclays PLC, 8.00% to 3/15/29(6)(7)		200	177,400
BNP Paribas S.A., 7.75% to 8/16/29(2)(6)(7)		200	185,935
Citigroup, Inc., Series W, 4.00% to 12/10/25(6)(7)		226	194,605
Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(2)(6)(7)		220	199,100
HSBC Holdings PLC, 4.60% to 12/17/30(6)(7)		200	145,102
Security	Principal Amount (000's omitted)*		Value
Banks (continued)
Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(6)(7)		125	$ 97,832
JPMorgan Chase & Co.:
Series KK, 3.65% to 6/1/26(6)(7)		251	218,363
Series S, 6.75% to 2/1/24(6)(7)		215	214,971
Lloyds Banking Group PLC, 7.50% to 9/27/25(6)(7)		200	186,060
PNC Financial Services Group, Inc. (The), Series V, 6.20% to 9/15/27(6)(7)		100	89,219
Regions Financial Corp., Series D, 5.75% to 6/15/25(6)(7)		75	68,985
Societe Generale S.A., 5.375% to 11/18/30(2)(6)(7)		200	143,941
Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(7)		200	196,712
Truist Financial Corp., Series Q, 5.10% to 3/1/30(6)(7)		174	140,223
UBS Group AG, 4.375% to 2/10/31(2)(6)(7)		200	139,351
UniCredit SpA, 7.296% to 4/2/29, 4/2/34(2)(7)		200	185,652
Wells Fargo & Co., Series BB, 3.90% to 3/15/26(6)(7)		217	188,092
			$ 3,232,977
Biotechnology — 0.4%
Grifols Escrow Issuer S.A.:
3.875%, 10/15/28(4)	EUR	600	$ 530,289
4.75%, 10/15/28(2)		280	235,441
Grifols S.A., 3.20%, 5/1/25(4)	EUR	100	101,632
			$ 867,362
Building Products — 0.6%
Builders FirstSource, Inc.:
4.25%, 2/1/32(2)		204	$ 162,599
5.00%, 3/1/30(2)		90	78,641
Emerald Debt Merger Sub, LLC, 6.625%, 12/15/30(2)		47	44,767
PGT Innovations, Inc., 4.375%, 10/1/29(2)		134	125,223
Standard Industries, Inc.:
2.25%, 11/21/26(4)	EUR	400	372,450
4.375%, 7/15/30(2)		275	224,945
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(2)		346	320,365
			$ 1,328,990
Capital Markets — 0.1%
Charles Schwab Corp. (The), Series I, 4.00% to 6/1/26(6)(7)		259	$ 205,885
			$ 205,885
Casino & Gaming — 0.1%
Cinemark USA, Inc.:
5.875%, 3/15/26(2)		67	$ 63,687

11
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Casino & Gaming (continued)
Cinemark USA, Inc.: (continued)
8.75%, 5/1/25(2)		29	$ 29,334
Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(2)		250	223,384
			$ 316,405
Chemicals — 0.5%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(2)		139	$ 94,048
Avient Corp., 7.125%, 8/1/30(2)		102	98,243
Herens Holdco S.a.r.l., 4.75%, 5/15/28(2)		201	155,882
Herens Midco S.a.r.l., 5.25%, 5/15/29(4)	EUR	100	60,268
NOVA Chemicals Corp.:
4.25%, 5/15/29(2)		203	150,332
4.875%, 6/1/24(2)		106	104,285
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(2)		236	204,994
Olympus Water US Holding Corp., 9.75%, 11/15/28(2)		237	231,774
Valvoline, Inc., 3.625%, 6/15/31(2)		128	97,464
			$ 1,197,290
Commercial Services & Supplies — 2.1%
Adtalem Global Education, Inc., 5.50%, 3/1/28(2)		290	$ 264,399
APi Group DE, Inc., 4.75%, 10/15/29(2)		55	47,153
Clean Harbors, Inc.:
4.875%, 7/15/27(2)		101	94,262
5.125%, 7/15/29(2)		61	54,933
6.375%, 2/1/31(2)		38	36,164
Covanta Holding Corp., 4.875%, 12/1/29(2)		430	336,062
EC Finance PLC, 3.00%, 10/15/26(4)	EUR	149	146,469
Gartner, Inc.:
3.75%, 10/1/30(2)		187	155,058
4.50%, 7/1/28(2)		151	136,086
GFL Environmental, Inc.:
3.50%, 9/1/28(2)		265	227,209
3.75%, 8/1/25(2)		130	123,100
4.75%, 6/15/29(2)		343	300,609
HealthEquity, Inc., 4.50%, 10/1/29(2)		250	214,462
Hertz Corp. (The):
4.625%, 12/1/26(2)		29	24,319
5.00%, 12/1/29(2)		230	165,410
IPD 3 B.V., 8.00%, 6/15/28(4)	EUR	200	213,888
Korn Ferry, 4.625%, 12/15/27(2)		233	212,173
Madison IAQ, LLC, 5.875%, 6/30/29(2)		323	250,575
Metis Merger Sub, LLC, 6.50%, 5/15/29(2)		439	359,182
NESCO Holdings II, Inc., 5.50%, 4/15/29(2)		206	176,848
Security	Principal Amount (000's omitted)*		Value
Commercial Services & Supplies (continued)
Paprec Holding S.A., 3.50%, 7/1/28(4)	EUR	352	$ 330,737
Team Health Holdings, Inc., 6.375%, 2/1/25(2)		235	186,465
Tervita Corp., 11.00%, 12/1/25(2)		123	128,413
VT Topco, Inc., 8.50%, 8/15/30(2)		293	286,128
			$ 4,470,104
Construction & Engineering — 0.1%
TopBuild Corp., 4.125%, 2/15/32(2)		201	$ 159,277
			$ 159,277
Construction Materials — 0.2%
Smyrna Ready Mix Concrete, LLC, 6.00%, 11/1/28(2)		454	$ 420,189
			$ 420,189
Consumer Finance — 0.2%
CPUK Finance, Ltd., 4.875%, 2/28/47(4)	GBP	278	$ 316,505
PRA Group, Inc., 7.375%, 9/1/25(2)		217	203,117
			$ 519,622
Containers & Packaging — 1.1%
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC, 3.00%, 9/1/29(4)	EUR	400	$ 313,439
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 2.125%, 8/15/26(4)	EUR	430	394,531
Ball Corp., 6.875%, 3/15/28		59	58,888
Berry Global, Inc., 5.625%, 7/15/27(2)		117	111,806
Canpack S.A./Canpack US, LLC, 3.875%, 11/15/29(2)		312	245,332
Fiber Bidco SpA, 9.955%, (3 mo. EURIBOR + 6.00%), 10/25/27(4)(8)	EUR	400	427,737
Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(4)	EUR	479	421,042
LABL, Inc., 5.875%, 11/1/28(2)		66	55,976
Schoeller Packaging B.V., 6.375%, 11/1/24(4)	EUR	350	364,965
Sealed Air Corp./Sealed Air Corp. US, 6.125%, 2/1/28(2)		16	15,249
			$ 2,408,965
Cosmetics/Personal Care — 0.0%(3)
Edgewell Personal Care Co., 4.125%, 4/1/29(2)		74	$ 61,983
			$ 61,983
Distributors — 0.9%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(2)		346	$ 317,682
Parts Europe S.A., 7.993%, (3 mo. EURIBOR + 4.00%), 7/20/27(4)(8)	EUR	350	371,203
Performance Food Group, Inc.:
4.25%, 8/1/29(2)		315	266,120

12
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Distributors (continued)
Performance Food Group, Inc.: (continued)
5.50%, 10/15/27(2)		169	$ 158,205
Rexel S.A., 5.25%, 9/15/30(4)	EUR	300	313,608
Ritchie Bros Holdings, Inc.:
6.75%, 3/15/28(2)		71	69,667
7.75%, 3/15/31(2)		132	132,495
Windsor Holdings III, LLC, 8.50%, 6/15/30(2)		252	245,628
			$ 1,874,608
Diversified Consumer Services — 0.3%
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(4)		750	$ 722,715
			$ 722,715
Diversified Financial Services — 0.4%
Air Lease Corp., Series B, 4.65% to 6/15/26(6)(7)		100	$ 85,364
Ally Financial, Inc., 6.70%, 2/14/33		40	33,640
Alpha Holding S.A. de CV, 9.00%, 2/10/25(2)(9)		189	3,535
American AgCredit Corp., Series A, 5.25% to 6/15/26(2)(6)(7)		250	230,000
Goldman Sachs Group, Inc. (The), Series W, 7.50% to 2/10/29(6)(7)		125	122,907
Intrum AB, 4.875%, 8/15/25(4)	EUR	100	95,190
Macquarie Airfinance Holdings, Ltd., 8.125%, 3/30/29(2)		95	93,670
VistaJet Malta Finance PLC/Vista Management Holding, Inc.:
7.875%, 5/1/27(2)		101	77,787
9.50%, 6/1/28(2)		117	89,769
			$ 831,862
Diversified REITs — 0.2%
CTR Partnership, L.P./CareTrust Capital Corp., 3.875%, 6/30/28(2)		250	$ 210,323
HAT Holdings I, LLC/HAT Holdings II, LLC, 3.375%, 6/15/26(2)		327	288,196
			$ 498,519
Diversified Telecommunication Services — 0.4%
Level 3 Financing, Inc., 4.25%, 7/1/28(2)		324	$ 183,515
Lorca Telecom Bondco S.A., 4.00%, 9/18/27(4)	EUR	650	640,298
			$ 823,813
Electric Utilities — 1.3%
Dominion Energy, Inc., Series C, 4.35% to 1/15/27(6)(7)		93	$ 76,134
Electricite de France S.A., 7.50% to 9/6/28(4)(6)(7)	EUR	200	214,435
Security	Principal Amount (000's omitted)*		Value
Electric Utilities (continued)
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(2)		435	$ 306,064
FirstEnergy Corp.:
2.65%, 3/1/30		53	42,802
Series B, 4.15%, 7/15/27		257	238,092
Imola Merger Corp., 4.75%, 5/15/29(2)		370	322,883
NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(2)		90	80,672
NRG Energy, Inc.:
3.625%, 2/15/31(2)		177	133,790
3.875%, 2/15/32(2)		95	70,742
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(2)		152	132,648
Sempra, 4.125% to 1/1/27, 4/1/52(7)		167	128,838
Southern California Edison Co., Series E, 9.838%, (3 mo. SOFR + 4.461%)(6)(8)		101	100,858
Southern Co. (The):
Series 21-A, 3.75% to 6/15/26, 9/15/51(7)		120	102,812
Series B, 4.00% to 10/15/25, 1/15/51(7)		56	51,183
TerraForm Power Operating, LLC, 5.00%, 1/31/28(2)		237	217,354
TransAlta Corp., 7.75%, 11/15/29		166	165,340
Vistra Operations Co., LLC:
4.375%, 5/1/29(2)		173	147,138
5.00%, 7/31/27(2)		232	212,441
			$ 2,744,226
Electronic Equipment, Instruments & Components — 0.3%
Coherent Corp., 5.00%, 12/15/29(2)		277	$ 235,429
Energizer Gamma Acquisition B.V., 3.50%, 6/30/29(4)	EUR	250	209,503
Sensata Technologies B.V., 5.00%, 10/1/25(2)		57	55,482
WESCO Distribution, Inc., 7.25%, 6/15/28(2)		153	152,192
			$ 652,606
Entertainment — 1.4%
Allwyn Entertainment Financing UK PLC, 7.25%, 4/30/30(4)	EUR	400	$ 422,499
Boyne USA, Inc., 4.75%, 5/15/29(2)		276	240,563
Caesars Entertainment, Inc.:
6.25%, 7/1/25(2)		417	410,613
7.00%, 2/15/30(2)		100	96,602
8.125%, 7/1/27(2)		56	55,534
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(2)		233	208,406
Cinemark USA, Inc., 5.25%, 7/15/28(2)		206	178,101
Jacobs Entertainment, Inc., 6.75%, 2/15/29(2)		278	236,542

13
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Entertainment (continued)
LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(4)(5)	EUR	564	$ 576,515
Light & Wonder International, Inc., 7.00%, 5/15/28(2)		216	210,759
Resorts World Las Vegas, LLC/RWLV Capital, Inc., 8.45%, 7/27/30(2)		200	184,604
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(2)		225	196,222
			$ 3,016,960
Financial Services — 1.6%
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(2)		145	$ 145,815
Allied Universal Holdco, LLC/Allied Universal Finance Corp.:
6.625%, 7/15/26(2)		485	454,603
9.75%, 7/15/27(2)		203	176,563
Ally Financial, Inc., Series B, 4.70% to 5/15/26(6)(7)		270	176,100
Compass Group Diversified Holdings, LLC, 5.25%, 4/15/29(2)		254	217,164
Encore Capital Group, Inc., 5.375%, 2/15/26(4)	GBP	180	200,283
GTCR W-2 Merger Sub, LLC/GTCR W Dutch Finance Sub B.V., 8.50%, 1/15/31(4)	GBP	200	244,609
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(2)		315	268,781
Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(2)		343	299,898
Louvre Bidco S.A.S., 6.50%, 9/30/24(4)	EUR	258	268,762
Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(2)		160	145,968
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.:
2.875%, 10/15/26(2)		156	135,987
3.625%, 3/1/29(2)		202	164,429
4.00%, 10/15/33(2)		30	22,085
Sherwood Financing PLC, 6.00%, 11/15/26(4)	GBP	420	426,636
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 6.375%, 2/1/30(2)		348	232,451
			$ 3,580,134
Food Products — 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
4.875%, 2/15/30(2)		138	$ 123,363
5.875%, 2/15/28(2)		181	173,556
Chobani, LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25(2)		160	157,318
Darling Ingredients, Inc., 6.00%, 6/15/30(2)		215	201,917
Land O' Lakes, Inc., 8.00%(2)(6)		235	209,150
Nomad Foods Bondco PLC, 2.50%, 6/24/28(4)	EUR	433	398,316
Pilgrim's Pride Corp., 3.50%, 3/1/32		252	192,286
			$ 1,455,906
Security	Principal Amount (000's omitted)*		Value
Health Care Equipment & Supplies — 1.5%
Catalent Pharma Solutions, Inc., 2.375%, 3/1/28(4)	EUR	305	$ 266,107
Compass Minerals International, Inc., 6.75%, 12/1/27(2)		399	376,217
LifePoint Health, Inc.:
5.375%, 1/15/29(2)		200	121,367
9.875%, 8/15/30(2)		105	95,025
Medline Borrower, L.P., 5.25%, 10/1/29(2)		531	452,522
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(2)		137	99,983
Molina Healthcare, Inc.:
3.875%, 11/15/30(2)		245	200,115
3.875%, 5/15/32(2)		189	148,734
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(2)		240	224,643
Tenet Healthcare Corp.:
4.375%, 1/15/30		17	14,395
4.875%, 1/1/26		290	278,204
5.125%, 11/1/27		138	127,524
6.125%, 10/1/28		289	268,302
6.875%, 11/15/31		133	122,772
US Acute Care Solutions, LLC, 6.375%, 3/1/26(2)		400	340,698
Varex Imaging Corp., 7.875%, 10/15/27(2)		202	198,223
			$ 3,334,831
Health Care Providers & Services — 0.7%
AMN Healthcare, Inc., 4.00%, 4/15/29(2)		290	$ 240,521
Cerba Healthcare SACA, 3.50%, 5/31/28(4)	EUR	500	431,394
IQVIA, Inc., 2.875%, 6/15/28(4)	EUR	150	141,557
Legacy LifePoint Health, LLC, 4.375%, 2/15/27(2)		173	143,215
ModivCare, Inc., 5.875%, 11/15/25(2)		207	195,834
Verisure Holding AB, 3.25%, 2/15/27(4)	EUR	335	321,233
			$ 1,473,754
Healthcare-Services — 0.3%
AHP Health Partners, Inc., 5.75%, 7/15/29(2)		75	$ 61,571
Fortrea Holdings, Inc., 7.50%, 7/1/30(2)		294	284,077
Heartland Dental, LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(2)		374	359,930
			$ 705,578
Home Builders — 0.0%(3)
Ashton Woods USA, LLC/Ashton Woods Finance Co.:
4.625%, 8/1/29(2)		48	$ 38,887
4.625%, 4/1/30(2)		48	37,213
			$ 76,100

14
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Hotels, Restaurants & Leisure — 0.4%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:
3.875%, 1/15/28(2)		286	$ 255,589
4.375%, 1/15/28(2)		182	164,037
5.75%, 4/15/25(2)		66	65,523
Lithia Motors, Inc., 4.625%, 12/15/27(2)		91	82,197
Viking Cruises, Ltd., 5.875%, 9/15/27(2)		279	251,603
			$ 818,949
Household Products — 0.2%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(2)		96	$ 91,842
Spectrum Brands, Inc., 3.875%, 3/15/31(2)		105	84,154
Tempur Sealy International, Inc., 3.875%, 10/15/31(2)		301	225,804
			$ 401,800
Housewares — 0.1%
ProGroup AG, 3.00%, 3/31/26(4)	EUR	163	$ 161,256
			$ 161,256
Independent Power and Renewable Electricity Producers — 0.3%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, 1/18/82(7)		113	$ 89,327
Calpine Corp.:
5.125%, 3/15/28(2)		273	244,576
5.25%, 6/1/26(2)		50	47,900
NRG Energy, Inc., 10.25% to 3/15/28(2)(6)(7)		174	168,158
			$ 549,961
Industrial Conglomerates — 0.3%
Abertis Infraestructuras Finance B.V., 3.248% to 11/24/25(4)(6)(7)	EUR	200	$ 196,045
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(2)		162	153,338
Gatwick Airport Finance PLC, 4.375%, 4/7/26(4)	GBP	245	275,898
Paprec Holding S.A., 4.00%, 3/31/25(4)	EUR	115	120,384
			$ 745,665
Insurance — 0.7%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(2)		96	$ 87,756
Corebridge Financial, Inc., 6.875% to 9/15/27, 12/15/52(7)		187	172,985
Galaxy Finco, Ltd., 9.25%, 7/31/27(4)	GBP	525	572,705
Jones DesLauriers Insurance Management, Inc., 10.50%, 12/15/30(2)		243	241,407
Security	Principal Amount (000's omitted)*	Value
Insurance (continued)
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(2)(7)	216	$ 171,860
Lincoln National Corp., Series C, 9.25% to 12/1/27(6)(7)	38	38,342
Prudential Financial, Inc., 5.125% to 11/28/31, 3/1/52(7)	60	51,128
QBE Insurance Group, Ltd., 5.875% to 5/12/25(2)(6)(7)	222	212,725
		$ 1,548,908
Internet — 0.1%
Cars.com, Inc., 6.375%, 11/1/28(2)	200	$ 178,223
		$ 178,223
Internet & Direct Marketing Retail — 0.2%
Arches Buyer, Inc.:
4.25%, 6/1/28(2)	82	$ 68,005
6.125%, 12/1/28(2)	313	253,128
Match Group Holdings II, LLC, 3.625%, 10/1/31(2)	273	209,770
		$ 530,903
Leisure Products — 0.7%
Acushnet Co., 7.375%, 10/15/28(2)	92	$ 92,256
Life Time, Inc.:
5.75%, 1/15/26(2)	199	192,903
8.00%, 4/15/26(2)	278	271,281
Lindblad Expeditions Holdings, Inc., 9.00%, 5/15/28(2)	91	87,615
Lindblad Expeditions, LLC, 6.75%, 2/15/27(2)	44	40,136
NCL Corp., Ltd.:
3.625%, 12/15/24(2)	54	51,123
5.875%, 3/15/26(2)	106	95,229
5.875%, 2/15/27(2)	67	61,739
7.75%, 2/15/29(2)	56	48,920
NCL Finance, Ltd., 6.125%, 3/15/28(2)	136	113,843
Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27(2)	201	218,194
Viking Cruises, Ltd., 7.00%, 2/15/29(2)	104	94,208
Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(2)	66	58,565
		$ 1,426,012
Life Sciences Tools & Services — 0.1%
W.R. Grace Holdings, LLC:
4.875%, 6/15/27(2)	245	$ 220,404
7.375%, 3/1/31(2)	73	67,736
		$ 288,140
Machinery — 0.4%
Chart Industries, Inc., 9.50%, 1/1/31(2)	140	$ 144,365

15
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Machinery (continued)
IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(4)	EUR	236	$ 224,800
Renk AG, 5.75%, 7/15/25(4)	EUR	200	209,088
TK Elevator Midco GmbH, 8.715%, (3 mo. EURIBOR + 4.75%), 7/15/27(4)(8)	EUR	200	212,017
			$ 790,270
Media — 2.1%
Altice Financing S.A., 5.00%, 1/15/28(2)		200	$ 162,816
Altice France S.A., 8.125%, 2/1/27(2)		458	386,598
Audacy Capital Corp., 6.75%, 3/31/29(2)(9)		261	4,442
Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(2)		308	203,665
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(2)		338	263,293
4.50%, 8/15/30(2)		343	275,486
4.75%, 3/1/30(2)		322	266,086
4.75%, 2/1/32(2)		139	108,633
5.375%, 6/1/29(2)		110	96,430
6.375%, 9/1/29(2)		253	231,788
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(2)		237	181,428
DISH Network Corp., 11.75%, 11/15/27(2)		160	158,622
LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(2)		205	159,904
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(2)		57	48,102
8.00%, 8/1/29(2)		212	174,964
Outfront Media Capital, LLC/Outfront Media Capital Corp.:
4.625%, 3/15/30(2)		101	81,150
6.25%, 6/15/25(2)		137	135,248
Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(4)	EUR	129	109,069
Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(4)	EUR	400	383,570
Townsquare Media, Inc., 6.875%, 2/1/26(2)		141	130,465
Univision Communications, Inc., 7.375%, 6/30/30(2)		142	125,172
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(4)	GBP	810	827,983
			$ 4,514,914
Metals & Mining — 1.4%
Allegheny Ludlum, LLC, 6.95%, 12/15/25		200	$ 199,376
BWX Technologies, Inc.:
4.125%, 6/30/28(2)		159	140,099
4.125%, 4/15/29(2)		118	101,026
Calderys Financing, LLC, 11.25%, 6/1/28(2)		173	174,730
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(2)		460	457,871
Eldorado Gold Corp., 6.25%, 9/1/29(2)		251	215,536
Security	Principal Amount (000's omitted)*		Value
Metals & Mining (continued)
Freeport-McMoRan, Inc., 5.45%, 3/15/43		267	$ 220,043
Hudbay Minerals, Inc.:
4.50%, 4/1/26(2)		204	190,077
6.125%, 4/1/29(2)		96	86,021
New Gold, Inc., 7.50%, 7/15/27(2)		222	208,526
Novelis Corp., 3.25%, 11/15/26(2)		89	79,324
Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(4)	EUR	400	362,882
Permian Resources Operating, LLC, 5.375%, 1/15/26(2)		225	216,230
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(2)		187	158,812
TMS International Corp., 6.25%, 4/15/29(2)		196	154,839
			$ 2,965,392
Oil, Gas & Consumable Fuels — 1.8%
Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(2)		555	$ 551,764
Civitas Resources, Inc., 8.625%, 11/1/30(2)		55	56,039
CrownRock, L.P./CrownRock Finance, Inc., 5.00%, 5/1/29(2)		173	163,329
CVR Energy, Inc., 5.75%, 2/15/28(2)		439	394,839
Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(2)		170	163,251
EnLink Midstream Partners, L.P., Series C, 9.78%, (3 mo. SOFR + 4.372%)(6)(8)		145	129,311
Neptune Energy Bondco PLC, 6.625%, 5/15/25(2)		200	198,185
Odebrecht Oil & Gas Finance, Ltd., 0.00%(2)(6)		862	17,776
Parkland Corp.:
4.50%, 10/1/29(2)		110	94,719
4.625%, 5/1/30(2)		202	172,426
Permian Resources Operating, LLC:
5.875%, 7/1/29(2)		260	242,229
7.00%, 1/15/32(2)		147	142,643
Plains All American Pipeline, L.P., Series B, 9.736%, (3 mo. SOFR + 4.372%)(6)(8)		327	308,921
Precision Drilling Corp.:
6.875%, 1/15/29(2)		152	140,886
7.125%, 1/15/26(2)		99	97,641
Southwestern Energy Co., 4.75%, 2/1/32		285	245,373
Sunoco, L.P./Sunoco Finance Corp., 4.50%, 4/30/30		226	193,268
Transocean Poseidon, Ltd., 6.875%, 2/1/27(2)		136	133,160
Transocean, Inc., 8.75%, 2/15/30(2)		84	83,424
Vital Energy, Inc., 9.75%, 10/15/30		125	122,623
Wintershall Dea Finance 2 B.V., Series NC5, 2.499% to 4/20/26(4)(6)(7)	EUR	400	372,424
			$ 4,024,231

16
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Packaging & Containers — 0.3%
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(2)		253	$ 231,811
Trivium Packaging Finance B.V.:
7.531%, (3 mo. EURIBOR + 3.75%), 8/15/26(4)(8)	EUR	200	206,330
8.50%, 8/15/27(2)		200	167,184
			$ 605,325
Passenger Airlines — 0.4%
Air Canada, 3.875%, 8/15/26(2)		101	$ 91,996
Air France-KLM, 8.125%, 5/31/28(4)	EUR	300	334,138
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(2)		262	254,715
United Airlines, Inc., 4.625%, 4/15/29(2)		193	163,201
			$ 844,050
Pharmaceuticals — 0.9%
Bayer AG, 5.375% to 6/25/30, 3/25/82(4)(7)	EUR	200	$ 193,985
BellRing Brands, Inc., 7.00%, 3/15/30(2)		163	158,482
Cheplapharm Arzneimittel GmbH, 8.531%, (3 mo. EURIBOR + 4.75%), 5/15/30(4)(8)	EUR	300	319,811
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(2)(9)		200	134,500
Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(2)(9)		247	163,280
Gruenenthal GmbH, 3.625%, 11/15/26(4)	EUR	220	221,356
Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(2)		217	204,412
Option Care Health, Inc., 4.375%, 10/31/29(2)		163	136,411
P&L Development, LLC/PLD Finance Corp., 7.75%, 11/15/25(2)		224	150,675
Perrigo Finance Unlimited Co., 4.65%, 6/15/30		400	334,483
			$ 2,017,395
Pipelines — 1.2%
Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:
5.75%, 3/1/27(2)		102	$ 97,586
7.875%, 5/15/26(2)		109	109,879
Cheniere Energy Partners, L.P., 4.00%, 3/1/31		138	115,679
DT Midstream, Inc., 4.125%, 6/15/29(2)		172	148,051
Enbridge, Inc., Series NC5, 8.25% to 10/15/28, 1/15/84(7)		125	119,866
Energy Transfer, L.P.:
5.00%, 5/15/50		136	102,063
Series B, 6.625% to 2/15/28(6)(7)		147	114,109
Security	Principal Amount (000's omitted)*		Value
Pipelines (continued)
EQM Midstream Partners, L.P.:
4.50%, 1/15/29(2)		364	$ 319,572
6.00%, 7/1/25(2)		43	42,093
6.50%, 7/1/27(2)		116	112,865
7.50%, 6/1/30(2)		126	123,756
Kinetik Holdings, L.P., 5.875%, 6/15/30(2)		237	217,692
New Fortress Energy, Inc., 6.50%, 9/30/26(2)		307	275,264
Venture Global LNG, Inc.:
8.125%, 6/1/28(2)		139	135,051
8.375%, 6/1/31(2)		222	212,010
9.50%, 2/1/29(2)		131	133,170
9.875%, 2/1/32(2)		132	133,929
			$ 2,512,635
Real Estate Investment Trusts (REITs) — 0.4%
Greystar Real Estate Partners, LLC, 7.75%, 9/1/30(2)		230	$ 226,278
HAT Holdings I, LLC/HAT Holdings II, LLC, 3.75%, 9/15/30(2)		266	191,236
Heimstaden Bostad AB:
3.00% to 10/29/27(4)(6)(7)	EUR	115	50,612
3.375% to 1/15/26(4)(6)(7)	EUR	300	148,427
VICI Properties, L.P./VICI Note Co., Inc., 5.625%, 5/1/24(2)		200	198,820
			$ 815,373
Real Estate Management & Development — 0.2%
Cushman & Wakefield US Borrower, LLC, 8.875%, 9/1/31(2)		108	$ 102,497
Emeria SASU, 7.75%, 3/31/28(4)	EUR	340	331,613
			$ 434,110
Retail — 0.1%
PEU (Fin) PLC, 7.25%, 7/1/28(4)	EUR	200	$ 203,586
			$ 203,586
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 3.875%, 9/1/28(2)		185	$ 159,131
			$ 159,131
Software — 0.7%
athenahealth Group, Inc., 6.50%, 2/15/30(2)		306	$ 250,330
Central Parent, LLC/CDK Global II, LLC/CDK Financing Co., Inc., 8.00%, 6/15/29(2)		134	132,492
Clarivate Science Holdings Corp., 4.875%, 7/1/29(2)		329	277,890
Cloud Software Group, Inc.:
6.50%, 3/31/29(2)		122	107,227

17
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Software (continued)
Cloud Software Group, Inc.: (continued)
9.00%, 9/30/29(2)		239	$ 203,749
Fair Isaac Corp., 4.00%, 6/15/28(2)		165	147,117
Open Text Corp., 3.875%, 2/15/28(2)		37	32,199
Open Text Holdings, Inc., 4.125%, 2/15/30(2)		37	30,704
Playtika Holding Corp., 4.25%, 3/15/29(2)		303	244,691
			$ 1,426,399
Specialty Retail — 2.6%
Arko Corp., 5.125%, 11/15/29(2)		247	$ 200,534
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(2)		27	22,873
4.75%, 3/1/30		228	193,772
5.00%, 2/15/32(2)		28	22,739
Bath & Body Works, Inc.:
6.625%, 10/1/30(2)		45	41,719
6.75%, 7/1/36		80	69,086
6.95%, 3/1/33		168	145,442
7.60%, 7/15/37		17	14,431
9.375%, 7/1/25(2)		31	31,957
Bausch & Lomb Escrow Corp., 8.375%, 10/1/28(2)		210	208,845
Dave & Buster's, Inc., 7.625%, 11/1/25(2)		457	454,034
Dufry One B.V., 3.375%, 4/15/28(4)	EUR	479	450,229
Evergreen AcqCo 1, L.P./TVI, Inc., 9.75%, 4/26/28(2)		273	275,723
Ferrellgas, L.P./Ferrellgas Finance Corp., 5.875%, 4/1/29(2)		246	217,303
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(2)		100	84,142
Group 1 Automotive, Inc., 4.00%, 8/15/28(2)		203	174,949
IRB Holding Corp., 7.00%, 6/15/25(2)		98	97,358
Ken Garff Automotive, LLC, 4.875%, 9/15/28(2)		155	131,228
Kohl's Corp., 4.625%, 5/1/31		129	88,352
LCM Investments Holdings II, LLC:
4.875%, 5/1/29(2)		257	215,643
8.25%, 8/1/31(2)		32	30,470
Lithia Motors, Inc., 3.875%, 6/1/29(2)		86	71,242
Midco GB SASU, 7.75%, (7.75% cash or 8.50% PIK), 11/1/27(4)(5)	EUR	285	285,072
Patrick Industries, Inc.:
4.75%, 5/1/29(2)		196	159,446
7.50%, 10/15/27(2)		30	28,608
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/28(2)		250	221,490
7.75%, 2/15/29(2)		264	243,304
Punch Finance PLC, 6.125%, 6/30/26(4)	GBP	340	356,596
Security	Principal Amount (000's omitted)*		Value
Specialty Retail (continued)
Sonic Automotive, Inc.:
4.625%, 11/15/29(2)		172	$ 143,413
4.875%, 11/15/31(2)		143	114,059
SRS Distribution, Inc., 6.00%, 12/1/29(2)		244	203,391
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(2)		135	111,962
Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(2)		254	216,907
White Cap Buyer, LLC, 6.875%, 10/15/28(2)		230	200,959
Yum! Brands, Inc., 3.625%, 3/15/31		147	119,524
			$ 5,646,802
Technology Hardware, Storage & Peripherals — 0.6%
Booz Allen Hamilton, Inc., 4.00%, 7/1/29(2)		97	$ 85,713
McAfee Corp., 7.375%, 2/15/30(2)		293	234,655
NCR Voyix Corp.:
5.125%, 4/15/29(2)		116	99,875
5.25%, 10/1/30(2)		104	86,243
Presidio Holdings, Inc., 8.25%, 2/1/28(2)		296	280,400
Science Applications International Corp., 4.875%, 4/1/28(2)		260	232,281
Seagate HDD Cayman:
4.091%, 6/1/29		52	44,887
9.625%, 12/1/32(2)		248	265,091
			$ 1,329,145
Telecommunications — 0.9%
Ciena Corp., 4.00%, 1/31/30(2)		117	$ 97,621
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(2)		421	392,914
Rogers Communications, Inc., 5.25% to 3/15/27, 3/15/82(2)(7)		125	110,157
Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	60	66,686
Telecom Italia SpA:
2.75%, 4/15/25(4)	EUR	140	141,354
6.875%, 2/15/28(4)	EUR	100	105,413
7.875%, 7/31/28(4)	EUR	200	216,920
Telefonica Europe B.V., 7.125% to 8/23/28(4)(6)(7)	EUR	200	216,767
Vodafone Group PLC:
2.625% to 5/27/26, 8/27/80(4)(7)	EUR	220	213,096
4.875% to 7/3/25, 10/3/78(4)(7)	GBP	215	247,947
Wp/ap Telecom Holdings III B.V., 5.50%, 1/15/30(4)	EUR	259	230,154
			$ 2,039,029

18
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Transportation — 0.3%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(2)	249	$ 220,038
Seaspan Corp., 5.50%, 8/1/29(2)	213	163,622
Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(2)	214	199,618
		$ 583,278
Wireless Telecommunication Services — 0.1%
Iliad Holding SASU, 6.50%, 10/15/26(2)	258	$ 241,321
		$ 241,321
Total Corporate Bonds (identified cost $90,906,016)		$ 80,128,674

Exchange-Traded Funds — 0.1%
Security	Shares	Value
Equity Funds — 0.1%
iShares Preferred & Income Securities ETF	5,587	$ 159,676
Total Exchange-Traded Funds (identified cost $170,739)		$ 159,676

Preferred Stocks — 0.8%
Security	Shares	Value
Banks — 0.0%(3)
Farm Credit Bank of Texas, 9.681% to 12/15/23(2)(7)	669	$ 66,816
		$ 66,816
Capital Markets — 0.1%
Affiliated Managers Group, Inc., 4.75%	5,486	$ 89,586
Stifel Financial Corp., Series D, 4.50%	4,600	71,254
		$ 160,840
Electric Utilities — 0.1%
Brookfield BRP Holdings Canada, Inc., 4.625%	7,000	$ 95,690
SCE Trust III, Series H, 5.75% to 3/15/24(7)	4,892	118,093
SCE Trust IV, Series J, 5.375% to 9/15/25(7)	651	12,792
		$ 226,575
Insurance — 0.1%
American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(7)	3,418	$ 78,341
Security	Shares	Value
Insurance (continued)
Athene Holding, Ltd., Series C, 6.375% to 6/30/25(7)	3,208	$ 77,858
		$ 156,199
Oil, Gas & Consumable Fuels — 0.1%
NuStar Energy, L.P., Series B, 11.315% (3 mo. SOFR + 5.905%)(8)	11,260	$ 282,626
		$ 282,626
Pipelines — 0.1%
Energy Transfer, L.P.:
Series C, 10.156%, (3 mo. SOFR + 4.53%)(8)	3,000	$ 75,030
Series E, 7.60% to 5/15/24(7)	4,970	122,858
		$ 197,888
Real Estate Management & Development — 0.1%
Brookfield Property Partners, L.P.:
Series A, 5.75%	6,429	$ 63,004
Series A2, 6.375%	8,191	89,856
		$ 152,860
Retail REITs — 0.0%(3)
SITE Centers Corp., Series A, 6.375%	3,978	$ 79,123
		$ 79,123
Trading Companies & Distributors — 0.1%
WESCO International, Inc., Series A, 10.625% to 6/22/25(7)	8,139	$ 216,986
		$ 216,986
Wireless Telecommunication Services — 0.1%
United States Cellular Corp., 5.50%	6,991	$ 103,886
		$ 103,886
Total Preferred Stocks (identified cost $2,128,416)		$ 1,643,799

Senior Floating-Rate Loans — 1.4%(10)
Borrower/Description	Principal Amount (000's omitted)	Value
Airlines — 0.2%
Air Canada, Term Loan, 9.128%, (SOFR + 3.50%), 8/11/28	$201	$ 201,396

19
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Airlines (continued)
Mileage Plus Holdings, LLC, Term Loan, 10.798%, (SOFR + 5.25%), 6/21/27	$320	$ 329,772
		$ 531,168
Apparel & Luxury Goods — 0.0%(3)
ABG Intermediate Holdings 2, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/21/28	$98	$ 97,634
		$ 97,634
Auto Components — 0.1%
Clarios Global, L.P., Term Loan, 9.074%, (SOFR + 3.75%), 5/6/30	$131	$ 130,959
DexKo Global, Inc., Term Loan, 9.64%, (SOFR + 4.25%), 10/4/28	93	90,065
		$ 221,024
Health Care Providers & Services — 0.2%
Pearl Intermediate Parent, LLC, Term Loan - Second Lien, 11.674%, (SOFR + 6.25%), 2/13/26	$51	$ 50,957
Pluto Acquisition I, Inc., Term Loan, 9.684%, (SOFR + 4.00%), 6/22/26	327	277,810
		$ 328,767
Health Care Technology — 0.1%
Verscend Holding Corp., Term Loan, 9.439%, (SOFR + 4.00%), 8/27/25	$290	$ 290,324
		$ 290,324
Hotels, Restaurants & Leisure — 0.1%
IRB Holding Corp., Term Loan, 12/15/27(11)	$110	$ 108,624
Spectacle Gary Holdings, LLC, Term Loan, 9.674%, (SOFR + 4.25%), 12/10/28	184	179,778
		$ 288,402
IT Services — 0.1%
Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.652%, (SOFR + 7.00%), 2/28/25	$247	$ 235,399
		$ 235,399
Leisure Products — 0.1%
Peloton Interactive, Inc., Term Loan, 12.263%, (SOFR + 6.50%), 5/25/27	$138	$ 139,080
		$ 139,080
Borrower/Description	Principal Amount (000's omitted)	Value
Machinery — 0.0%(3)
EMRLD Borrower, L.P., Term Loan, 8.38%, (SOFR + 3.00%), 5/31/30	$55	$ 55,067
		$ 55,067
Professional Services — 0.1%
AlixPartners, LLP, Term Loan, 8.189%, (SOFR + 2.75%), 2/4/28	$109	$ 108,928
		$ 108,928
Software — 0.0%(3)
GoTo Group, Inc., Term Loan, 10.283%, (SOFR + 4.75%), 8/31/27	$0 (12)	$ 61
Riverbed Technology, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 7/1/28	56	36,399
		$ 36,460
Specialty Retail — 0.3%
Mavis Tire Express Services Corp., Term Loan, 9.439%, (SOFR + 4.00%), 5/4/28	$141	$ 138,794
Michaels Companies, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 4/15/28	144	120,589
PetSmart, Inc., Term Loan, 9.174%, (SOFR + 3.75%), 2/11/28	378	374,543
		$ 633,926
Trading Companies & Distributors — 0.1%
Spin Holdco, Inc., Term Loan, 9.664%, (SOFR + 4.00%), 3/4/28	$131	$ 113,007
		$ 113,007
Total Senior Floating-Rate Loans (identified cost $3,145,604)		$ 3,079,186

Miscellaneous — 0.0%(3)
Security	Principal Amount/ Shares	Value
Diversified Financial Services — 0.0%
Alpha Holding S.A., Escrow Certificates(1)(13)	400,000	$ 0
		$ 0
Entertainment — 0.0%
National CineMedia, Inc., Escrow Certificates(1)(13)	$189,000	$ 0
		$ 0

20
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount/ Shares	Value
Transportation — 0.0%(3)
Hertz Corp., Escrow Certificates(1)	$58,000	$ 5,220
Hertz Corp., Escrow Certificates(1)	$167,000	6,680
Hertz Corp., Escrow Certificates(1)	$110,000	4,400
		$ 16,300
Total Miscellaneous (identified cost $171,962)		$ 16,300

Short-Term Investments — 0.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(14)	1,761,122	$ 1,761,122
Total Short-Term Investments (identified cost $1,761,122)		$ 1,761,122
Total Investments — 99.4% (identified cost $188,955,658)		$216,038,455
Other Assets, Less Liabilities — 0.6%		$ 1,301,277
Net Assets — 100.0%		$217,339,732
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Non-income producing security.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $50,551,688 or 23.3% of the Fund's net assets.
(3)	Amount is less than 0.05%.
(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $19,907,309 or 9.2% of the Fund's net assets.
(5)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(6)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(9)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy.
(10)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(11)	This Senior Loan will settle after October 31, 2023, at which time the interest rate will be determined.
(12)	Principal amount is less than $500.
(13)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(14)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.

21
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Portfolio of Investments — continued

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	63.7%	$137,657,510
United Kingdom	7.6	16,329,751
France	5.0	10,696,849
Netherlands	3.2	7,004,801
Switzerland	2.9	6,176,207
Canada	2.5	5,369,144
Germany	2.4	5,192,678
Spain	2.2	4,806,913
Denmark	2.2	4,656,713
Japan	1.6	3,543,630
Australia	1.1	2,413,051
Ireland	1.1	2,352,124
Luxembourg	1.1	2,334,527
Taiwan	0.6	1,340,308
Italy	0.6	1,301,876
Hong Kong	0.6	1,255,150
India	0.5	1,160,802
United Arab Emirates	0.3	722,715
Sweden	0.3	615,462
Belgium	0.2	500,542
Poland	0.1	245,332
Mexico	0.1	184,918
Brazil	0.0 (1)	17,776
Exchange-Traded Funds	0.1	159,676
Total Investments	100.0%	$216,038,455
(1)	Amount is less than 0.05%.
Abbreviations:
ADR	– American Depositary Receipt
EURIBOR	– Euro Interbank Offered Rate
PFC Shares	– Preference Shares
PIK	– Payment In Kind
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
22
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $187,194,536)	$ 214,277,333
Affiliated investments, at value (identified cost $1,761,122)	1,761,122
Cash	12,389
Interest and dividends receivable	1,447,311
Dividends receivable from affiliated investments	13,230
Receivable for investments sold	330,307
Receivable for Fund shares sold	264,310
Tax reclaims receivable	1,145,509
Receivable from affiliates	2,683
Trustees' deferred compensation plan	55,675
Total assets	$219,309,869
Liabilities
Payable for investments purchased	$ 611,212
Payable for Fund shares redeemed	883,541
Due to custodian — foreign currency, at value (identified cost $6,485)	6,548
Payable to affiliates:
Investment adviser fee	103,151
Administration fee	28,230
Distribution and service fees	37,816
Trustees' fees	1,306
Trustees' deferred compensation plan	55,675
Accrued expenses	242,658
Total liabilities	$ 1,970,137
Net Assets	$217,339,732
Sources of Net Assets
Paid-in capital	$ 193,357,932
Distributable earnings	23,981,800
Net Assets	$217,339,732
Class A Shares
Net Assets	$ 119,712,462
Shares Outstanding	12,735,590
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.40
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 9.92
Class C Shares
Net Assets	$ 12,723,639
Shares Outstanding	1,371,043
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.28
Class I Shares
Net Assets	$ 83,772,488
Shares Outstanding	8,923,583
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.39
23
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Statement of Assets and Liabilities — continued

October 31, 2023
Class R Shares
Net Assets	$1,131,143
Shares Outstanding	120,811
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.36
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
24
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $28,209)	$ 717,208
Dividend income from affiliated investments	50,829
Dividend income allocated from Portfolio (net of foreign taxes withheld of $663,228)	4,513,698
Interest and other income allocated from Portfolio (net of foreign taxes withheld of $9,877)	3,437,683
Interest and other income (net of foreign taxes withheld of $5,921)	2,278,644
Expenses allocated from Portfolio	(947,025)
Total investment income	$ 10,051,037
Expenses
Investment adviser fee	$ 464,976
Administration fee	342,463
Distribution and service fees:
Class A	317,174
Class C	145,240
Class R	5,318
Trustees’ fees and expenses	7,915
Custodian fee	68,443
Transfer and dividend disbursing agent fees	154,846
Legal and accounting services	43,302
Printing and postage	35,465
Registration fees	67,657
Miscellaneous	32,167
Total expenses	$ 1,684,966
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 63,377
Total expense reductions	$ 63,377
Net expenses	$ 1,621,589
Net investment income	$ 8,429,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 930,423
Investment transactions allocated from Portfolio (net of foreign capital gains taxes of $49,683)	(2,491,774)
Futures contracts	126,991
Futures contracts allocated from Portfolio	842,273
Foreign currency transactions	(67,295)
Foreign currency transactions allocated from Portfolio	572
Forward foreign currency exchange contracts	(2,770)
Forward foreign currency exchange contracts allocated from Portfolio	12,776
Net realized loss	$ (648,804)
Change in unrealized appreciation (depreciation):
Investments	$(12,688,908)
Investments allocated from Portfolio (including net decrease in accrued foreign capital gains taxes of $31,888)	24,542,823
Futures contracts	(20,366)
Futures contracts allocated from Portfolio	20,366
Foreign currency	(20,112)
Foreign currency allocated from Portfolio	98,986
Net change in unrealized appreciation (depreciation)	$ 11,932,789
Net realized and unrealized gain	$ 11,283,985
Net increase in net assets from operations	$ 19,713,433
25
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 8,429,448	$ 9,031,419
Net realized loss	(648,804)	(4,497,556)
Net change in unrealized appreciation (depreciation)	11,932,789	(56,389,110)
Net increase (decrease) in net assets from operations	$ 19,713,433	$ (51,855,247)
Distributions to shareholders:
Class A	$ (4,271,637)	$ (6,678,673)
Class C	(386,469)	(805,593)
Class I	(3,109,444)	(4,716,320)
Class R	(33,320)	(36,989)
Total distributions to shareholders	$ (7,800,870)	$ (12,237,575)
Transactions in shares of beneficial interest:
Class A	$ (10,618,949)	$ (5,748,298)
Class C	(3,179,436)	(4,540,481)
Class I	(1,169,662)	(9,706,068)
Class R	154,845	311,067
Net decrease in net assets from Fund share transactions	$ (14,813,202)	$ (19,683,780)
Other capital:
Portfolio transaction fee contributed to Portfolio	$ (14,541)	$ (115,958)
Portfolio transaction fee allocated from Portfolio	14,534	115,870
Net decrease in net assets from other capital	$ (7)	$ (88)
Net decrease in net assets	$ (2,900,646)	$ (83,776,690)
Net Assets
At beginning of year	$ 220,240,378	$ 304,017,068
At end of year	$217,339,732	$220,240,378
26
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.920	$ 11.360	$ 9.070	$ 9.210	$ 8.620
Income (Loss) From Operations
Net investment income(1)	$ 0.351	$ 0.343	$ 0.272	$ 0.330	$ 0.372
Net realized and unrealized gain (loss)	0.453	(2.321)	2.342	(0.146)	0.542
Total income (loss) from operations	$ 0.804	$ (1.978)	$ 2.614	$ 0.184	$ 0.914
Less Distributions
From net investment income	$ (0.324)	$ (0.324)	$ (0.324)	$ (0.324)	$ (0.324)
From net realized gain	—	(0.138)	—	—	—
Total distributions	$ (0.324)	$ (0.462)	$ (0.324)	$ (0.324)	$ (0.324)
Portfolio transaction fee, net(1)	$ (0.000)(2)	$ (0.000)(2)	$ (0.000)(2)	$ (0.000)(2)	$ (0.000)(2)
Net asset value — End of year	$ 9.400	$ 8.920	$ 11.360	$ 9.070	$ 9.210
Total Return(3)(4)	9.00%	(17.86)%	29.08%	2.12%	10.97%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$119,712	$123,589	$164,778	$123,152	$131,104
Ratios (as a percentage of average daily net assets):(5)
Expenses (4)	1.17% (6)	1.17% (6)	1.17%	1.17%	1.24%
Net investment income	3.65%	3.42%	2.52%	3.65%	4.22%
Portfolio Turnover of the Portfolio(7)	46%	59%	60%	118%	86%
Portfolio Turnover of the Fund	14% (8)	—	—	—	—
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.0005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03%, 0.02%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2023, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's and Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 17, 2023 through October 31, 2023 when the Fund was making investments directly in securities.
References to Portfolio herein are to Global Income Builder Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 16, 2023 and which had the same investment objectives and policies as the Fund during such period.
27
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.810	$11.230	$ 8.960	$ 9.110	$ 8.530
Income (Loss) From Operations
Net investment income(1)	$ 0.272	$ 0.263	$ 0.187	$ 0.262	$ 0.292
Net realized and unrealized gain (loss)	0.450	(2.290)	2.328	(0.153)	0.546
Total income (loss) from operations	$ 0.722	$ (2.027)	$ 2.515	$ 0.109	$ 0.838
Less Distributions
From net investment income	$ (0.252)	$ (0.255)	$ (0.245)	$ (0.259)	$ (0.258)
From net realized gain	—	(0.138)	—	—	—
Total distributions	$ (0.252)	$ (0.393)	$ (0.245)	$ (0.259)	$ (0.258)
Portfolio transaction fee, net(1)	$ (0.000)(2)	$ (0.000)(2)	$ (0.000)(2)	$ (0.000)(2)	$ (0.000)(2)
Net asset value — End of year	$ 9.280	$ 8.810	$11.230	$ 8.960	$ 9.110
Total Return(3)(4)	8.17%	(18.46)%	28.26%	1.29%	10.13%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,724	$15,093	$ 24,505	$37,875	$56,314
Ratios (as a percentage of average daily net assets):(5)
Expenses (4)	1.92% (6)	1.92% (6)	1.92%	1.92%	2.00%
Net investment income	2.87%	2.64%	1.76%	2.93%	3.36%
Portfolio Turnover of the Portfolio(7)	46%	59%	60%	118%	86%
Portfolio Turnover of the Fund	14% (8)	—	—	—	—
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.0005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03%, 0.02%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2023, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's and Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 17, 2023 through October 31, 2023 when the Fund was making investments directly in securities.
References to Portfolio herein are to Global Income Builder Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 16, 2023 and which had the same investment objectives and policies as the Fund during such period.
28
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.910	$11.340	$ 9.060	$ 9.190	$ 8.610
Income (Loss) From Operations
Net investment income(1)	$ 0.374	$ 0.368	$ 0.297	$ 0.354	$ 0.386
Net realized and unrealized gain (loss)	0.454	(2.311)	2.333	(0.136)	0.542
Total income (loss) from operations	$ 0.828	$ (1.943)	$ 2.630	$ 0.218	$ 0.928
Less Distributions
From net investment income	$ (0.348)	$ (0.349)	$ (0.350)	$ (0.348)	$ (0.348)
From net realized gain	—	(0.138)	—	—	—
Total distributions	$ (0.348)	$ (0.487)	$ (0.350)	$ (0.348)	$ (0.348)
Portfolio transaction fee, net(1)	$ (0.000)(2)	$ (0.000)(2)	$ (0.000)(2)	$ (0.000)(2)	$ (0.000)(2)
Net asset value — End of year	$ 9.390	$ 8.910	$ 11.340	$ 9.060	$ 9.190
Total Return(3)(4)	9.28%	(17.60)%	29.31%	2.51%	11.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$83,772	$80,627	$113,907	$94,518	$107,290
Ratios (as a percentage of average daily net assets):(5)
Expenses (4)	0.92% (6)	0.92% (6)	0.92%	0.92%	0.99%
Net investment income	3.90%	3.66%	2.76%	3.92%	4.39%
Portfolio Turnover of the Portfolio(7)	46%	59%	60%	118%	86%
Portfolio Turnover of the Fund	14% (8)	—	—	—	—
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.0005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03%, 0.02%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2023, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's and Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 17, 2023 through October 31, 2023 when the Fund was making investments directly in securities.
References to Portfolio herein are to Global Income Builder Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 16, 2023 and which had the same investment objectives and policies as the Fund during such period.
29
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.890	$11.320	$ 9.040	$ 9.180	$ 8.600
Income (Loss) From Operations
Net investment income(1)	$ 0.325	$ 0.309	$ 0.247	$ 0.310	$ 0.345
Net realized and unrealized gain (loss)	0.445	(2.300)	2.332	(0.149)	0.536
Total income (loss) from operations	$ 0.770	$ (1.991)	$ 2.579	$ 0.161	$ 0.881
Less Distributions
From net investment income	$ (0.300)	$ (0.301)	$ (0.299)	$ (0.301)	$ (0.301)
From net realized gain	—	(0.138)	—	—	—
Total distributions	$(0.300)	$ (0.439)	$ (0.299)	$(0.301)	$(0.301)
Portfolio transaction fee, net(1)	$(0.000) (2)	$ (0.000)(2)	$ (0.000)(2)	$(0.000) (2)	$(0.000) (2)
Net asset value — End of year	$ 9.360	$ 8.890	$11.320	$ 9.040	$ 9.180
Total Return(3)(4)	8.64%	(18.02)%	28.76%	1.87%	10.59%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 1,131	$ 932	$ 827	$ 610	$ 629
Ratios (as a percentage of average daily net assets):(5)
Expenses (4)	1.42% (6)	1.42% (6)	1.42%	1.42%	1.49%
Net investment income	3.39%	3.13%	2.29%	3.44%	3.92%
Portfolio Turnover of the Portfolio(7)	46%	59%	60%	118%	86%
Portfolio Turnover of the Fund	14% (8)	—	—	—	—
(1)	Computed using average shares outstanding.
(2)	Amount is less than $(0.0005).
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.03%, 0.02%, 0.03% and 0.02% of average daily net assets for the years ended October 31, 2023, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's and Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 17, 2023 through October 31, 2023 when the Fund was making investments directly in securities.
References to Portfolio herein are to Global Income Builder Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 16, 2023 and which had the same investment objectives and policies as the Fund during such period.
30
See Notes to Financial Statements.

Eaton Vance
Global Income Builder Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Global Income Builder Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to achieve total return. Prior to the close of business on June 16, 2023, the Fund invested all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on June 16, 2023, the Fund received its pro rata share of net assets from the Portfolio as part of the termination of the Portfolio. As of June 17, 2023, the Fund invests its assets directly. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are
31

Eaton Vance
Global Income Builder Fund
October 31, 2023
Notes to Financial Statements — continued

likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund and Portfolio have filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Prior to the close of business on June 16, 2023, the net investment income or loss consisted of the Fund’s pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
D  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.
H  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
32

Eaton Vance
Global Income Builder Fund
October 31, 2023
Notes to Financial Statements — continued

J  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, index or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
K  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
L  Capital Transactions—To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, prior to December 24, 2022, the Portfolio imposed a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee was sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it received to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may have varied over time, was limited to amounts that had been authorized by the Board of Trustees and determined by Eaton Vance Management (EVM) to be appropriate. The maximum Portfolio transaction fee was 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee was recorded as a component of capital transactions on the Statements of Changes in Net Assets. Effective after the close of business on December 23, 2022, the Portfolio transaction fee was discontinued.
2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$7,800,870	$8,539,399
Long-term capital gains	$ —	$3,698,176
During the year ended October 31, 2023, distributable earnings was decreased by $2,657,988 and paid-in capital was increased by $2,657,988 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 777,102
Deferred capital losses	(5,994,945)
Net unrealized appreciation	29,199,643
Distributable earnings	$23,981,800
33

Eaton Vance
Global Income Builder Fund
October 31, 2023
Notes to Financial Statements — continued

At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $5,994,945 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $5,994,945 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 186,776,119
Gross unrealized appreciation	$ 45,536,237
Gross unrealized depreciation	(16,273,901)
Net unrealized appreciation	$ 29,262,336
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.550%
$500 million but less than $1 billion	0.525%
$1 billion but less than $2.5 billion	0.500%
$2.5 billion and over	0.475%
Prior to the close of business on June 16, 2023, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s investment adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended October 31, 2023, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio amounted to $791,475 and the investment adviser fee paid by the Fund amounted to $464,976. For the year ended October 31, 2023, the Fund’s investment adviser fee, including the investment adviser fee allocated from the Portfolio, was 0.55% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. Prior to the close of business on June 16, 2023, the Portfolio had delegated the investment management of the Portfolio to EVAIL and BMR paid EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The administration fee is earned by EVM, an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2023, the administration fee amounted to $342,463.
The Fund (and Portfolio prior to the close of business on June 16, 2023) may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund and investment adviser fee paid by the Portfolio prior to the close of business on June 16, 2023, is/was reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund/Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $884 relating to the Fund’s investment in the Liquidity Fund, and the investment adviser fee allocated from the Portfolio was reduced by $2,826 relating to the Portfolio’s investment in the Liquidity Fund.
EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.17%, 1.92%, 0.92% and 1.42% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 29, 2024. Pursuant to this agreement, EVM and EVAIL were allocated $62,493 in total of the Fund's operating expenses for the year ended October 31, 2023.
34

Eaton Vance
Global Income Builder Fund
October 31, 2023
Notes to Financial Statements — continued

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $15,935 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,167 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $317,174 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $108,930 for Class C shares.
The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2023, the Fund paid or accrued to EVD $2,659 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $36,310 and $2,659 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $208 and $798 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Purchases and Sales of Investments
Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund and including maturities and principal repayments on Senior Loans, for the period from November 1, 2022 through June 16, 2023 aggregated $115,129,841 and $124,961,682, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments transferred from the Portfolio and including maturities and principal repayments on Senior Loans, for the period from June 17, 2023 through October 31, 2023 aggregated $31,577,184 and $34,808,993, respectively.
Increases and decreases in the Fund’s investment in the Portfolio for the period from November 1, 2022 through June 16, 2023 were $4,754,529 and $255,171,066, respectively. Included in decreases is $235,644,072, representing the Fund’s interest in the Portfolio as of the close of business on June 16, 2023, which was exchanged for the Fund’s pro rata share of net assets of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $195,894,590 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.
35

Eaton Vance
Global Income Builder Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	798,192	$ 7,668,604	1,227,451	$ 12,726,234
Issued to shareholders electing to receive payments of distributions in Fund shares	411,593	3,945,474	601,063	6,160,367
Redemptions	(2,323,743)	(22,233,027)	(2,485,542)	(24,634,899)
Net decrease	(1,113,958)	$(10,618,949)	(657,028)	$ (5,748,298)
Class C
Sales	174,558	$ 1,683,922	186,743	$ 1,957,980
Issued to shareholders electing to receive payments of distributions in Fund shares	40,087	379,095	76,915	786,222
Redemptions	(556,106)	(5,242,453)	(733,864)	(7,284,683)
Net decrease	(341,461)	$ (3,179,436)	(470,206)	$ (4,540,481)
Class I
Sales	1,523,994	$ 14,648,924	1,597,829	$ 16,139,353
Issued to shareholders electing to receive payments of distributions in Fund shares	323,392	3,096,760	443,668	4,531,038
Redemptions	(1,970,133)	(18,915,346)	(3,035,715)	(30,376,459)
Net decrease	(122,747)	$ (1,169,662)	(994,218)	$ (9,706,068)
Class R
Sales	15,784	$ 153,136	42,144	$ 425,735
Issued to shareholders electing to receive payments of distributions in Fund shares	3,486	33,319	3,670	36,989
Redemptions	(3,269)	(31,610)	(14,076)	(151,657)
Net increase	16,001	$ 154,845	31,738	$ 311,067
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2023, there were no obligations outstanding under these financial instruments.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Equity Price Risk: During the year ended October 31, 2023, the Fund entered into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.
36

Eaton Vance
Global Income Builder Fund
October 31, 2023
Notes to Financial Statements — continued

Foreign Exchange Risk: Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts during the year ended October 31, 2023.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2023, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Equity Price	Futures contracts	$ 969,264	$ —
Foreign Exchange	Forward foreign currency exchange contracts	10,006	—
Total		$979,270	$ —
(1)	Statement of Operations location: Net realized gain (loss): Futures contracts and Futures contracts allocated from Portfolio and Forward foreign currency exchange contracts and Forward foreign currency exchange contracts allocated from Portfolio, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Futures contracts and Futures contracts allocated from Portfolio.
37

Eaton Vance
Global Income Builder Fund
October 31, 2023
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, including those entered into by the Portfolio during the period when the Fund was investing in the Portfolio, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$4,934,000	$4,960,000	$86,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
9  Line of Credit
The Fund (and Portfolio prior to June 17, 2023) participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund and Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
10  Affiliated Investments
At October 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $1,761,122, which represents 0.8% of the Fund's net assets. Transactions in such investments by the Portfolio for the period from November 1, 2022 through June 16, 2023 and by the Fund for the period from June 17, 2023 through October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)(1)	Change in unrealized appreciation (depreciation)(1)	Value, end of period	Dividend income(1)	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,319,217	$63,446,668	$(63,004,763)	$ —	$ —	$1,761,122	$132,398	1,761,122
(1)	Includes amounts allocated from the Portfolio for the period while the Fund was investing in the Portfolio.
11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
38

Eaton Vance
Global Income Builder Fund
October 31, 2023
Notes to Financial Statements — continued

At October 31, 2023, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Common Stocks:
Communication Services	$ 6,938,242	$ 937,255	$ —	$ 7,875,497
Consumer Discretionary	7,564,260	5,712,449	—	13,276,709
Consumer Staples	4,319,719	3,934,009	—	8,253,728
Energy	7,237,095	—	—	7,237,095
Financials	11,348,162	5,905,199	—	17,253,361
Health Care	13,107,265	10,800,574	—	23,907,839
Industrials	7,383,292	8,537,895	—	15,921,187
Information Technology	23,771,021	5,270,092	—	29,041,113
Materials	—	2,253,959	—	2,253,959
Real Estate	704,104	—	—	704,104
Utilities	1,450,344	1,353,083	—	2,803,427
Total Common Stocks	$ 83,823,504	$ 44,704,515**	$ —	$128,528,019
Convertible Bonds	$ —	$ 721,679	$ —	$ 721,679
Corporate Bonds	—	80,128,674	—	80,128,674
Exchange-Traded Funds	159,676	—	—	159,676
Preferred Stocks:
Communication Services	103,886	—	—	103,886
Energy	480,514	—	—	480,514
Financials	317,039	66,816	—	383,855
Industrials	216,986	—	—	216,986
Real Estate	231,983	—	—	231,983
Utilities	226,575	—	—	226,575
Total Preferred Stocks	$ 1,576,983	$ 66,816	$ —	$ 1,643,799
Senior Floating-Rate Loans	$ —	$ 3,079,186	$ —	$ 3,079,186
Miscellaneous	—	16,300	0	16,300
Short-Term Investments	1,761,122	—	—	1,761,122
Total Investments	$ 87,321,285	$ 128,717,170	$ 0	$216,038,455
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
39

Eaton Vance
Global Income Builder Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Income Builder Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Income Builder Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
40

Eaton Vance
Global Income Builder Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Business Income. For the fiscal year ended October 31, 2023 the Fund designates approximately $24,461, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $5,194,496, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 12.65% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 29.49% of distributions from net investment income as a 163(j) interest dividend.
41

Eaton Vance
Global Income Builder Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period.  The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee.  Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”).  (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
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Eaton Vance
Global Income Builder Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives.  The Board also received information regarding risk management techniques employed in connection with the management of the funds.  The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters.  In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor.  The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement.  In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Income Builder Fund (the “Fund”), as well as the investment advisory agreement between Global Income Builder Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (the “Adviser”), and the sub-advisory agreement between the Adviser and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of Eaton Vance Management, with respect to the Fund, as well as the sub-advisory agreement between the Adviser and the
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Eaton Vance
Global Income Builder Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Sub-adviser with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement.  Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements and the sub-advisory agreements for the Fund and the Portfolio (collectively, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel.  Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the investment strategies of the Fund and the Portfolio.  The Board also considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns.  With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including investing in both U.S. and foreign common stocks.  In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets.  The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad.  The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services.  The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that under the terms of the investment advisory agreement of the Fund, the Adviser may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which the Adviser receives an advisory fee from the Portfolio. The Board also noted that, consistent with a recommendation by the Adviser, it had voted to liquidate the Portfolio, which was expected to occur in the near future.  Accordingly, following the liquidation of the Portfolio, the Adviser will invest the assets of the Fund directly in securities.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser.  The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a customized peer group of similarly managed funds.  The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.  In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period.  The Board also noted that the performance of the Fund was lower than its primary benchmark and blended benchmark indexes for the three-year period.  The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
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Eaton Vance
Global Income Builder Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that the Fund and the Portfolio currently share in the benefits from economies of scale, if any, when they are realized by the Adviser.  The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
45

Eaton Vance
Global Income Builder Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund's Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund's investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund's liquidity risk, and is responsible for making certain reports to the Fund's Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund's portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund's Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund's Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
46

Eaton Vance
Global Income Builder Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
47

Eaton Vance
Global Income Builder Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
48

Eaton Vance
Global Income Builder Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
49

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
50

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
51

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
52

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad St.
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Fund Offices
Two International Place
Boston, MA 02110
*FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634    10.31.23

Eaton Vance
Emerging Markets Local Income Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Emerging Markets Local Income Fund

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The world’s financial markets posted broad gains for the 12-month period ended October 31, 2023. During the period, inflation moderated in many countries, the U.S. economy outperformed expectations, and credit spreads generally tightened. These and other positive dynamics overshadowed concerns about rising global bond yields and heightened geopolitical tensions, including renewed conflict in the Middle East.
The U.S. Federal Reserve (the Fed) raised short-term interest rates during the period, and the cumulative effects of the monetary tightening cycle that began in March 2022 helped reduce U.S. inflation. As a result, the Fed slowed its pace of interest rate increases and signaled that it was nearing the end of its rate hiking campaign. The U.S. economy was resilient in the higher rate environment, posting solid growth as strength in the labor market supported healthy levels of consumer spending.
Inflation also eased in Europe, where the European Central Bank and Bank of England joined the Fed in slowing interest rate increases. However, European economic growth was sluggish amid elevated energy costs, a downturn in global trade, and higher borrowing costs. The prevalence of adjustable-rate mortgages in the U.K. and Southern Europe was particularly challenging for consumers in these regions. While wage gains helped offset the impact of higher household expenses, the U.K. unemployment rate rose and the eurozone labor market showed signs of softening late in the period.
In emerging markets (EM), China ended its zero-COVID policy early in the period, triggering a rebound in economic activity. However, the recovery quickly lost momentum due to several factors, including a drop in consumer confidence and a desire among developed-market (DM) companies to become less dependent on Chinese manufacturing. China’s economy stabilized in the final months of the period, bolstered by various stimulus measures. Nonetheless, the Chinese government seemed more focused on national security interests than economic growth.
During the period, numerous EM countries, including Mexico and several Southeast Asian nations in particular, benefited from DM companies’ efforts to diversify their supply chains beyond China. In addition, because EM central banks were generally ahead of their DM peers in addressing rising inflation risks, many EM central banks were able to cut interest rates during the period -- moves that supported economic growth and asset prices. For the period as a whole, the U.S. dollar broadly weakened, providing another tailwind for EM assets.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Emerging Markets Local Income Fund (the Fund) returned 14.53% for Class A shares at net asset value (NAV), outperforming its benchmark, the J.P. Morgan Government Bond Index: Emerging Market (JPM GBI-EM) Global Diversified (Unhedged) (the Index), which returned 13.50%.
The Fund’s interest rate exposure made the largest contribution to performance relative to the Index during the period. Positioning in sovereign credit also contributed to Index-relative returns. Corporate credit exposure had minimal impact on performance relative to the Index, while the Fund’s currency allocation detracted.
By region, positioning in Eastern Europe was a key driver of the Fund’s outperformance of the Index during the period. An out-of-Index holding in Ukrainian local bonds performed especially well as Western allies provided military aid to the Ukrainian government and liquidity conditions in the country improved. An underweight position in local Turkish interest rates further aided relative performance. Turkey’s central bank aggressively raised rates during the second half of the period to control surging inflation.
Holdings in Latin America made a modest contribution to performance relative to the Index. An overweight position in Dominican Republic local bonds was a notable contributor during the period, benefiting from solid economic growth and falling inflation in the country.
In contrast, investments in Asia detracted from Index-relative returns, mainly due to currency exposures. Overweight exposure to the Malaysian ringgit was particularly unfavorable, as the ringgit weakened amid the fading economic rebound in China, Malaysia’s largest trading partner. An underweight position in the Thai baht also dampened Index-relative returns during the period.
Fund holdings in the Middle East & Africa region had a slightly negative impact on performance relative to the Index. Out-of-Index exposure to the Israeli shekel was a significant detractor from Index-relative returns given concerns about judicial reforms in Israel and, late in the period, the conflict with Hamas.
The Fund used derivatives extensively to both hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly contributed to returns versus the Index during the period. In particular, currency forwards used to gain and hedge desired exposures added value. Total return swaps used to gain exposure to certain securities or markets also contributed to Index-relative performance. Conversely, interest rate swaps used to gain and hedge desired exposures modestly detracted from Index-relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Performance

Portfolio Manager(s) Brian Shaw, CFA and Patrick Campbell, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	06/27/2007	14.53%	2.39%	0.44%
Class A with 3.25% Maximum Sales Charge	—	—	10.75	1.73	0.11
Class C at NAV	08/03/2010	06/27/2007	13.69	1.65	(0.10)
Class C with 1% Maximum Deferred Sales Charge	—	—	12.69	1.65	(0.10)
Class I at NAV	11/30/2009	06/27/2007	15.22	2.70	0.74

J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged)	—	—	13.50%	0.29%	(1.16)%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.14%	1.89%	0.89%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$9,902	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,076,508	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Fund Profile

Asset Allocation (% of net assets)[1]

Foreign Currency Exposures (% of net assets)[2]
Mexico	11.7%
Thailand	10.2
Brazil	10.0
Malaysia	10.0
Indonesia	9.7
Hungary	7.7
Poland	7.6
Czech Republic	6.4
South Africa	6.4
Dominican Republic	5.3
Colombia	4.7
Uzbekistan	4.5
Romania	3.9
South Korea	3.0
China	2.6
Armenia	2.3
Peru	2.3
Serbia	2.2
Chile	2.0
India	1.5
Uruguay	1.2
Other	3.2 [4]
Euro	-6.6
Total Long	119.1%
Total Short	-7.3%
Total Net	111.8%

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
[1]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
2 Currency exposures include all foreign exchange denominated assets and currency derivatives. Total exposures may exceed 100% due to implicit leverage created by derivatives.
3 Net of securities sold short.
4 Includes amounts each less than 1.0% or –1.0%, as applicable.
4

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	J.P. Morgan Government Bond Index: Emerging Markets (JPM GBI-EM) Global Diversified (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.

Additional Information
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

5

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 964.70	$5.55	1.12%
Class C	$1,000.00	$ 959.30	$9.14	1.85%
Class I	$1,000.00	$ 966.10	$4.21	0.85%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,015.88	$9.40	1.85%
Class I	$1,000.00	$1,020.92	$4.33	0.85%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
6

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Emerging Markets Local Income Portfolio, at value (identified cost $1,091,234,745)	$ 953,299,643
Receivable for Fund shares sold	2,581,868
Total assets	$ 955,881,511
Liabilities
Payable for Fund shares redeemed	$ 3,213,444
Payable to affiliates:
Distribution and service fees	50,781
Trustees' fees	43
Accrued expenses	355,384
Total liabilities	$ 3,619,652
Net Assets	$ 952,261,859
Sources of Net Assets
Paid-in capital	$1,085,683,903
Accumulated loss	(133,422,044)
Net Assets	$ 952,261,859
Class A Shares
Net Assets	$ 95,333,435
Shares Outstanding	29,085,894
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 3.28
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 3.39
Class C Shares
Net Assets	$ 35,270,566
Shares Outstanding	10,642,364
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 3.31
Class I Shares
Net Assets	$ 821,657,858
Shares Outstanding	250,780,298
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 3.28
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
7
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio	$ 3,613,176
Interest income allocated from Portfolio (net of foreign taxes withheld of $1,251,354)	64,938,499
Expenses allocated from Portfolio	(6,924,717)
Total investment income from Portfolio	$ 61,626,958
Expenses
Distribution and service fees:
Class A	$ 295,911
Class C	375,385
Trustees’ fees and expenses	500
Custodian fee	59,752
Transfer and dividend disbursing agent fees	743,215
Legal and accounting services	52,208
Printing and postage	272,265
Registration fees	84,121
Miscellaneous	22,605
Total expenses	$ 1,905,962
Net investment income	$ 59,720,996
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $124,405)	$ (90,493,260)
Written options	13,532
Securities sold short	68,052
Futures contracts	376,209
Swap contracts	(18,571,832)
Foreign currency transactions	9,492,814
Forward foreign currency exchange contracts	38,196,896
Non-deliverable bond forward contracts	4,481,833
Net realized loss	$ (56,435,756)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $80,454)	$ 111,755,324
Written options	66,429
Securities sold short	188,206
Futures contracts	(72,120)
Swap contracts	11,876,260
Foreign currency	873,869
Forward foreign currency exchange contracts	(14,001,372)
Non-deliverable bond forward contracts	1,009,273
Net change in unrealized appreciation (depreciation)	$111,695,869
Net realized and unrealized gain	$ 55,260,113
Net increase in net assets from operations	$114,981,109
8
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 59,720,996	$ 67,348,981
Net realized loss	(56,435,756)	(151,462,363)
Net change in unrealized appreciation (depreciation)	111,695,869	(164,327,604)
Net increase (decrease) in net assets from operations	$114,981,109	$ (248,440,986)
Distributions to shareholders:
Class A	$ (9,847,402)	$ —
Class C	(3,317,933)	—
Class I	(79,078,812)	—
Total distributions to shareholders	$ (92,244,147)	$ —
Tax return of capital to shareholders:
Class A	$ (2,439,355)	$ (13,947,887)
Class C	(806,050)	(5,086,599)
Class I	(19,424,563)	(114,849,166)
Total tax return of capital to shareholders	$ (22,669,968)	$ (133,883,652)
Transactions in shares of beneficial interest:
Class A	$ 7,000,865	$ (17,218,330)
Class C	860,554	(9,079,577)
Class I	114,542,250	(183,103,782)
Net increase (decrease) in net assets from Fund share transactions	$122,403,669	$ (209,401,689)
Net increase (decrease) in net assets	$122,470,663	$ (591,726,327)
Net Assets
At beginning of year	$ 829,791,196	$1,421,517,523
At end of year	$952,261,859	$ 829,791,196
9
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 3.220	$ 4.590	$ 5.030	$ 5.760	$ 5.190
Income (Loss) From Operations
Net investment income(1)	$ 0.211	$ 0.234	$ 0.228	$ 0.286	$ 0.363
Net realized and unrealized gain (loss)	0.262	(1.125)	(0.168)	(0.293)	0.759
Total income (loss) from operations	$ 0.473	$ (0.891)	$ 0.060	$ (0.007)	$ 1.122
Less Distributions
From net investment income	$ (0.333)	$ —	$ (0.123)	$ (0.198)	$ (0.552)
Tax return of capital	(0.080)	(0.479)	(0.377)	(0.525)	—
Total distributions	$ (0.413)	$ (0.479)	$ (0.500)	$ (0.723)	$ (0.552)
Net asset value — End of year	$ 3.280	$ 3.220	$ 4.590	$ 5.030	$ 5.760
Total Return(2)	14.53%	(20.47)%	1.06%	(0.31)% (3)	22.64% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$95,333	$87,883	$145,043	$129,954	$152,308
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.13% (5)	1.19% (5)	1.16%	1.20% (3)	1.20% (3)
Net investment income	6.00%	5.99%	4.53%	5.40%	6.57%
Portfolio Turnover of the Portfolio	67%	33%	56%	56%	46%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the years ended October 31, 2020 and 2019). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
10
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 3.260	$ 4.650	$ 5.080	$ 5.820	$ 5.240
Income (Loss) From Operations
Net investment income(1)	$ 0.188	$ 0.209	$ 0.194	$ 0.250	$ 0.328
Net realized and unrealized gain (loss)	0.254	(1.142)	(0.154)	(0.298)	0.770
Total income (loss) from operations	$ 0.442	$ (0.933)	$ 0.040	$ (0.048)	$ 1.098
Less Distributions
From net investment income	$ (0.316)	$ —	$ (0.115)	$ (0.190)	$ (0.518)
Tax return of capital	(0.076)	(0.457)	(0.355)	(0.502)	—
Total distributions	$ (0.392)	$ (0.457)	$ (0.470)	$ (0.692)	$ (0.518)
Net asset value — End of year	$ 3.310	$ 3.260	$ 4.650	$ 5.080	$ 5.820
Total Return(2)	13.69%	(21.31)%	0.46%	(0.90)% (3)	21.87% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,271	$33,976	$58,639	$59,169	$62,869
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.85% (5)	1.89% (5)	1.86%	1.90% (3)	1.90% (3)
Net investment income	5.29%	5.28%	3.82%	4.68%	5.88%
Portfolio Turnover of the Portfolio	67%	33%	56%	56%	46%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the years ended October 31, 2020 and 2019). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
11
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 3.220	$ 4.590	$ 5.020	$ 5.760	$ 5.190
Income (Loss) From Operations
Net investment income(1)	$ 0.221	$ 0.246	$ 0.243	$ 0.301	$ 0.381
Net realized and unrealized gain (loss)	0.262	(1.126)	(0.158)	(0.302)	0.757
Total income (loss) from operations	$ 0.483	$ (0.880)	$ 0.085	$ (0.001)	$ 1.138
Less Distributions
From net investment income	$ (0.341)	$ —	$ (0.127)	$ (0.202)	$ (0.568)
Tax return of capital	(0.082)	(0.490)	(0.388)	(0.537)	—
Total distributions	$ (0.423)	$ (0.490)	$ (0.515)	$ (0.739)	$ (0.568)
Net asset value — End of year	$ 3.280	$ 3.220	$ 4.590	$ 5.020	$ 5.760
Total Return(2)	15.22%	(20.48)%	1.36%	(0.01)% (3)	23.00% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$821,658	$707,932	$1,217,836	$983,273	$938,608
Ratios (as a percentage of average daily net assets):(4)
Expenses	0.85% (5)	0.89% (5)	0.86%	0.90% (3)	0.90% (3)
Net investment income	6.28%	6.28%	4.86%	5.68%	6.90%
Portfolio Turnover of the Portfolio	67%	33%	56%	56%	46%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.02% of average daily net assets for the years ended October 31, 2020 and 2019). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
12
See Notes to Financial Statements.

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (89.1% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
13

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$92,244,147	$ —
Tax return of capital	$22,669,968	$133,883,652
During the year ended October 31, 2023, accumulated loss was decreased by $1,169,686 and paid-in capital was decreased by $1,169,686 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (87,712,000)
Net unrealized depreciation	(45,710,044)
Accumulated loss	$(133,422,044)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $87,712,000 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $49,301,701 are short-term and $38,410,299 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.650%
$1 billion but less than $2 billion	0.625%
$2 billion but less than $5 billion	0.600%
$5 billion and over	0.575%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees of unaffiliated
14

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Notes to Financial Statements — continued

funds, borrowing costs, taxes or litigation expenses) exceed 1.15% (1.20% prior to July 1, 2023), 1.90% and 0.90% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2024. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended October 31, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $49,155 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $40,703 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2023 in the amount of $30,348. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% (0.30% prior to July 1, 2023) per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $295,911 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $281,539 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $93,846 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $2,507 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $299,529,582 and $294,547,247, respectively.
15

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	12,408,000	$ 44,242,529	8,744,229	$ 34,415,385
Issued to shareholders electing to receive payments of distributions in Fund shares	3,193,417	11,204,993	3,336,364	12,695,340
Redemptions	(13,805,396)	(48,446,657)	(16,356,773)	(64,329,055)
Net increase (decrease)	1,796,021	$ 7,000,865	(4,276,180)	$ (17,218,330)
Class C
Sales	1,902,700	$ 6,835,469	1,633,628	$ 6,788,155
Issued to shareholders electing to receive payments of distributions in Fund shares	1,121,803	3,976,048	1,277,313	4,922,131
Redemptions	(2,818,064)	(9,950,963)	(5,096,503)	(20,789,863)
Net increase (decrease)	206,439	$ 860,554	(2,185,562)	$ (9,079,577)
Class I
Sales	152,980,912	$ 543,646,223	103,149,612	$ 411,448,840
Issued to shareholders electing to receive payments of distributions in Fund shares	25,700,360	90,021,581	27,991,737	106,732,653
Redemptions	(147,868,299)	(519,125,554)	(176,382,555)	(701,285,275)
Net increase (decrease)	30,812,973	$ 114,542,250	(45,241,206)	$(183,103,782)
16

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
17

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit and 163(j) interest dividends.
Foreign Tax Credit. For the fiscal year ended October 31, 2023, the Fund paid foreign taxes of $1,251,355 and recognized foreign source income of $69,803,029.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 71.77% of distributions from net investment income as a 163(j) interest dividend.
18

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments

Foreign Corporate Bonds — 2.4%
Security	Principal Amount (000's omitted)		Value
Brazil — 0.8%
Simpar Finance S.a.r.l., 10.75%, 2/12/28(1)	BRL	53,195	$ 8,441,775
			$ 8,441,775
Colombia — 0.3%
Patrimonio Autonomo Union del Sur, 6.66%, 2/28/41(2)	COP	18,185,000	$ 3,667,043
			$ 3,667,043
Mexico — 0.1%
Petroleos Mexicanos, 7.19%, 9/12/24(2)	MXN	10,630	$ 556,246
			$ 556,246
Peru — 1.0%
Alicorp SAA, 6.875%, 4/17/27(1)	PEN	25,530	$ 6,349,936
Telefonica del Peru SAA, 7.375%, 4/10/27(2)	PEN	24,500	4,771,684
			$ 11,121,620
Uzbekistan — 0.2%
International Finance Corp., 16.00%, 2/21/25	UZS	27,000,000	$ 2,216,031
			$ 2,216,031
Total Foreign Corporate Bonds (identified cost $23,040,707)			$ 26,002,715

Loan Participation Notes — 2.4%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 2.4%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(1)(3)(4)	UZS	159,404,590	$ 12,737,558
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank "Asaka"), 18.70%, 7/21/26(1)(3)(4)	UZS	168,226,770	12,819,584
Total Loan Participation Notes (identified cost $28,312,513)			$ 25,557,142

Sovereign Government Bonds — 74.3%
Security	Principal Amount (000's omitted)		Value
Armenia — 2.4%
Republic of Armenia Treasury Bond:
9.00%, 4/29/26	AMD	212,760	$ 514,421
9.25%, 4/29/28	AMD	3,148,100	7,499,198
9.60%, 10/29/33	AMD	5,743,604	13,651,980
9.75%, 10/29/50	AMD	719,503	1,716,387
9.75%, 10/29/52	AMD	781,610	1,861,584
			$ 25,243,570
Azerbaijan — 0.3%
Republic of Azerbaijan, 4.75%, 3/18/24(1)	USD	3,142	$ 3,111,051
			$ 3,111,051
Bahrain — 0.2%
CBB International Sukuk Programme Co. WLL, 6.25%, 11/14/24(1)	USD	2,624	$ 2,600,762
			$ 2,600,762
Benin — 0.0%(5)
Benin Government International Bond, 5.75%, 3/26/26(1)	EUR	316	$ 326,853
			$ 326,853
Bosnia and Herzegovina — 0.1%
Republic of Srpska:
1.50%, 12/15/23	BAM	5	$ 2,590
1.50%, 5/31/25	BAM	1,112	594,438
1.50%, 6/9/25	BAM	107	57,290
1.50%, 12/24/25	BAM	174	93,598
1.50%, 9/25/26	BAM	108	58,347
1.50%, 9/26/27	BAM	44	23,292
			$ 829,555
Brazil — 0.4%
Nota do Tesouro Nacional, 10.00%, 1/1/27	BRL	22,375	$ 4,301,621
			$ 4,301,621
Chile — 0.5%
Bonos de la Tesoreria de la Republica en pesos, 5.30%, 11/1/37(1)(2)	CLP	5,355,000	$ 5,302,158
			$ 5,302,158

19
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Colombia — 0.1%
Titulos De Tesoreria B, 10.00%, 7/24/24	COP	3,528,300	$ 856,560
			$ 856,560
Czech Republic — 3.3%
Czech Republic Government Bond:
0.95%, 5/15/30(1)	CZK	140,000	$ 4,828,461
2.00%, 10/13/33	CZK	308,750	10,546,940
2.50%, 8/25/28(1)	CZK	509,740	20,113,594
			$ 35,488,995
Dominican Republic — 5.2%
Dominican Republic:
8.00%, 1/15/27(1)	DOP	111,360	$ 1,821,686
8.00%, 2/12/27(1)	DOP	568,540	9,401,250
11.25%, 9/15/35(2)	DOP	140,600	2,457,159
12.00%, 8/8/25(2)	DOP	616,460	10,972,001
12.75%, 9/23/29(2)	DOP	377,800	7,368,915
13.00%, 6/10/34(1)	DOP	35,400	723,258
13.625%, 2/3/33(2)	DOP	467,800	9,382,225
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(1)	DOP	36,140	577,843
12.00%, 10/3/25(2)	DOP	221,270	3,942,496
13.00%, 12/5/25(2)	DOP	383,340	6,968,610
13.00%, 1/30/26(2)	DOP	105,090	1,912,179
			$ 55,527,622
Hungary — 2.0%
Hungary Government Bond:
2.25%, 4/20/33	HUF	1,715,000	$ 3,184,697
3.00%, 4/25/41	HUF	4,910,850	7,734,134
3.25%, 10/22/31	HUF	2,700,000	5,715,856
4.00%, 4/28/51	HUF	524,540	867,824
4.75%, 11/24/32	HUF	1,572,100	3,588,731
			$ 21,091,242
India — 3.3%
India Government Bond:
7.10%, 4/18/29	INR	2,259,990	$ 26,804,727
7.26%, 2/6/33	INR	693,050	8,268,279
			$ 35,073,006
Indonesia — 7.4%
Indonesia Government Bond:
6.375%, 4/15/32	IDR	46,500,000	$ 2,797,874
Security	Principal Amount (000's omitted)		Value
Indonesia (continued)
Indonesia Government Bond: (continued)
6.50%, 2/15/31	IDR	335,135,000	$ 20,301,987
7.00%, 2/15/33	IDR	27,742,000	1,733,050
7.125%, 6/15/38	IDR	37,641,000	2,359,831
7.125%, 6/15/42	IDR	60,101,000	3,757,514
7.125%, 6/15/43	IDR	162,709,000	10,215,636
7.375%, 5/15/48	IDR	16,622,000	1,066,539
7.50%, 5/15/38	IDR	232,589,000	15,000,782
7.50%, 4/15/40	IDR	45,427,000	2,926,374
8.25%, 6/15/32	IDR	11,609,000	776,915
8.25%, 5/15/36	IDR	242,576,000	16,454,090
8.375%, 4/15/39	IDR	22,764,000	1,573,346
9.50%, 5/15/41	IDR	5,702,000	442,071
			$ 79,406,009
Ivory Coast — 0.2%
Ivory Coast Government International Bond, 5.125%, 6/15/25(1)	EUR	1,726	$ 1,799,617
			$ 1,799,617
Jordan — 0.4%
Kingdom of Jordan, 4.95%, 7/7/25(1)	USD	4,503	$ 4,208,742
			$ 4,208,742
Malaysia — 5.8%
Malaysia Government Bond:
3.582%, 7/15/32	MYR	29,072	$ 5,848,938
3.733%, 6/15/28	MYR	7,900	1,643,919
3.757%, 5/22/40	MYR	17,415	3,358,018
3.828%, 7/5/34	MYR	130,100	26,409,692
4.065%, 6/15/50	MYR	25,800	4,996,896
4.254%, 5/31/35	MYR	27,750	5,840,165
4.642%, 11/7/33	MYR	25,940	5,693,935
4.696%, 10/15/42	MYR	36,069	7,831,552
			$ 61,623,115
Mexico — 6.2%
Mexican Bonos:
7.50%, 6/3/27	MXN	148,017	$ 7,520,818
7.75%, 5/29/31	MXN	149,400	7,224,218
7.75%, 11/13/42(6)	MXN	361,250	16,009,693
8.00%, 7/31/53(6)	MXN	120,800	5,390,270
8.50%, 5/31/29	MXN	178,520	9,209,692
8.50%, 11/18/38	MXN	410,469	19,890,964

20
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Mexico (continued)
Mexican Bonos: (continued)
10.00%, 11/20/36	MXN	22,074	$ 1,213,278
			$ 66,458,933
North Macedonia — 0.1%
North Macedonia Government International Bond:
2.75%, 1/18/25(1)	EUR	913	$ 928,283
3.675%, 6/3/26(1)	EUR	600	597,194
			$ 1,525,477
Oman — 0.3%
Oman Government International Bond, 4.875%, 2/1/25(1)	USD	3,173	$ 3,114,696
			$ 3,114,696
Panama — 0.0%(5)
Panama Bonos del Tesoro, 6.375%, 7/25/33(1)(2)	USD	395	$ 361,145
			$ 361,145
Paraguay — 0.2%
Republic of Paraguay, 5.00%, 4/15/26(1)	USD	2,174	$ 2,119,085
			$ 2,119,085
Peru — 4.7%
Peru Government Bond:
5.40%, 8/12/34	PEN	7,309	$ 1,589,512
5.94%, 2/12/29	PEN	100,914	25,188,408
6.15%, 8/12/32	PEN	15,223	3,625,042
6.35%, 8/12/28	PEN	8,808	2,261,537
6.85%, 2/12/42	PEN	19,284	4,597,275
6.90%, 8/12/37	PEN	8,763	2,121,034
6.95%, 8/12/31	PEN	3,863	980,754
7.30%, 8/12/33(1)(2)	PEN	40,795	10,412,163
			$ 50,775,725
Romania — 5.0%
Romania Government International Bond:
2.75%, 2/26/26(1)	EUR	2,755	$ 2,794,674
3.624%, 5/26/30(1)	EUR	2,755	2,524,290
Romanian Government Bond:
2.50%, 10/25/27	RON	70,650	13,013,678
3.25%, 6/24/26	RON	57,650	11,437,786
4.15%, 1/26/28	RON	48,045	9,368,411
4.25%, 4/28/36	RON	20,630	3,384,732
Security	Principal Amount (000's omitted)		Value
Romania (continued)
Romanian Government Bond: (continued)
4.85%, 4/22/26	RON	32,030	$ 6,604,830
5.80%, 7/26/27	RON	16,020	3,325,502
8.75%, 10/30/28	RON	6,025	1,389,715
			$ 53,843,618
Serbia — 2.2%
Serbia Treasury Bond:
4.50%, 8/20/32	RSD	2,566,470	$ 20,416,230
5.875%, 2/8/28	RSD	296,460	2,739,407
			$ 23,155,637
Seychelles — 0.0%(5)
Republic of Seychelles, 8.00%, 1/1/26(1)	USD	491	$ 496,040
			$ 496,040
South Africa — 14.2%
Republic of South Africa:
8.00%, 1/31/30	ZAR	361,300	$ 17,063,731
8.25%, 3/31/32	ZAR	181,004	7,987,499
8.50%, 1/31/37	ZAR	369,200	14,677,922
8.75%, 1/31/44	ZAR	284,087	10,747,672
8.75%, 2/28/48	ZAR	69,430	2,611,425
9.00%, 1/31/40	ZAR	334,480	13,343,307
10.50%, 12/21/26	ZAR	831,768	46,036,766
10.50%, 12/21/26	ZAR	710,195	39,307,909
			$151,776,231
Suriname — 0.9%
Republic of Suriname:
9.25%, 10/26/26(1)(7)	USD	8,268	$ 7,544,550
12.875%, 12/30/23(1)(7)	USD	1,698	1,555,368
12.875%, 12/30/23(2)(7)	USD	1,055	966,380
			$ 10,066,298
Thailand — 4.5%
Thailand Government Bond:
1.585%, 12/17/35	THB	378,694	$ 8,669,452
1.60%, 12/17/29	THB	200,000	5,140,018
3.30%, 6/17/38	THB	594,751	15,976,260
3.40%, 6/17/36	THB	205,000	5,645,362
3.65%, 6/20/31	THB	264,884	7,627,451
4.875%, 6/22/29	THB	183,489	5,614,269
			$ 48,672,812

21
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Ukraine — 0.5%
Ukraine Government Bond:
10.95%, 11/1/23	UAH	31,964	$ 835,799
11.67%, 11/22/23	UAH	17,516	409,187
15.84%, 2/26/25	UAH	187,405	4,054,555
			$ 5,299,541
United Arab Emirates — 0.3%
Sharjah Sukuk, Ltd., 3.764%, 9/17/24(1)	USD	2,747	$ 2,685,341
			$ 2,685,341
Uruguay — 1.5%
Uruguay Government Bond:
3.875%, 7/2/40(8)	UYU	259,753	$ 6,595,380
9.75%, 7/20/33	UYU	323,861	8,076,428
Uruguay Monetary Regulation Bill, 0.00%, 7/3/24	UYU	38,225	897,640
			$ 15,569,448
Uzbekistan — 1.3%
Republic of Uzbekistan:
4.75%, 2/20/24(1)	USD	3,100	$ 3,080,141
14.00%, 7/19/24(1)	UZS	10,590,000	864,780
16.25%, 10/12/26(1)	UZS	117,030,000	9,613,182
			$ 13,558,103
Vietnam — 0.3%
Vietnam Government International Bond, 4.80%, 11/19/24(1)	USD	3,124	$ 3,069,174
			$ 3,069,174
Zambia — 0.5%
Zambia Government Bond:
11.00%, 1/25/26	ZMW	100,560	$ 3,983,076
11.00%, 6/28/26	ZMW	4,262	160,508
11.00%, 12/27/26	ZMW	21,670	769,794
12.00%, 6/28/28	ZMW	14,500	470,466
12.00%, 8/30/28	ZMW	1,500	47,984
12.00%, 11/29/28	ZMW	4,500	141,229
13.00%, 1/25/31	ZMW	7,100	199,993
			$ 5,773,050
Total Sovereign Government Bonds (identified cost $918,487,957)			$795,110,832

Short-Term Investments — 15.8%
Affiliated Fund — 9.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(9)	97,178,009	$ 97,178,009
Total Affiliated Fund (identified cost $97,178,009)		$ 97,178,009

Repurchase Agreements — 0.8%
Description	Principal Amount (000's omitted)		Value
Barclays Bank PLC:
Dated 9/29/23 with an interest rate of 5.15%, collateralized by MXN 71,042,171 Mexican Udibonos, 4.00%, due 11/3/50 and a market value, including accrued interest, of $3,444,949(10)	USD	3,566	$ 3,566,423
Dated 10/16/23 with an interest rate of 5.15%, collateralized by MXN 91,904,389 Mexican Udibonos, 4.00%, due 11/15/40 and a market value, including accrued interest, of $4,595,894(10)	USD	4,685	4,684,754
Total Repurchase Agreements (identified cost $8,251,177)			$ 8,251,177

Sovereign Government Securities — 3.1%
Security	Principal Amount (000's omitted)		Value
Brazil — 2.3%
Letra do Tesouro Nacional, 0.00%, 1/1/24	BRL	130,000	$ 25,307,594
			$ 25,307,594
Sri Lanka — 0.8%
Sri Lanka Treasury Bills:
0.00%, 11/17/23	LKR	639,000	$ 1,938,744
0.00%, 11/24/23	LKR	97,000	293,450
0.00%, 12/8/23	LKR	101,000	303,758
0.00%, 1/5/24	LKR	70,000	207,977
0.00%, 1/12/24	LKR	1,847,000	5,470,501
			$ 8,214,430
Total Sovereign Government Securities (identified cost $34,642,396)			$ 33,522,024

22
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

U.S. Treasury Obligations — 2.8%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/30/23(11)	$20,000	$ 19,914,869
0.00%, 1/9/24	10,000	9,898,848
Total U.S. Treasury Obligations (identified cost $29,813,076)		$ 29,813,717
Total Short-Term Investments (identified cost $169,884,658)		$168,764,927

Total Purchased Options — 0.0%(5) (identified cost $505,336)	$ 412,361
Total Investments — 94.9% (identified cost $1,140,231,171)	$1,015,847,977
Total Written Options — (0.0)%(5) (premiums received $180,858)	$ (108,317)
Securities Sold Short — (0.7)%
Sovereign Government Bonds — (0.7)%
Security	Principal Amount (000's omitted)		Value
Mexico — (0.7)%
Mexican Udibonos:
4.00%, 11/15/40(8)	MXN	(91,904)	$ (4,514,899)
4.00%, 11/3/50(8)	MXN	(71,042)	(3,382,340)
Total Sovereign Government Bonds (proceeds $8,108,487)			$ (7,897,239)
Total Securities Sold Short (proceeds $8,108,487)			$ (7,897,239)
Value
Other Assets, Less Liabilities — 5.8%	$ 62,171,742
Net Assets — 100.0%	$1,070,014,163
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $146,924,234 or 13.7% of the Portfolio's net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $69,040,404 or 6.5% of the Portfolio's net assets.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).
(4)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(5)	Amount is less than 0.05% or (0.05)%, as applicable.
(6)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(7)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(8)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(9)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(10)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
(11)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Purchased Currency Options (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Barclays Bank PLC	USD	25,800,000	CNH	7.30	1/18/24	$224,924
Call USD vs. Put CNH	Goldman Sachs International	USD	21,500,000	CNH	7.30	1/18/24	187,437
Total							$412,361
(1)	Amount is less than 0.05%.
23
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Written Currency Options (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Barclays Bank PLC	USD	25,800,000	CNH	7.50	1/18/24	$ (59,082)
Call USD vs. Put CNH	Goldman Sachs International	USD	21,500,000	CNH	7.50	1/18/24	(49,235)
Total							$(108,317)
(1)	Amount is less than (0.05)%.
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
BRL	134,571,000	USD	26,984,343	11/3/23	$ (293,016)
BRL	140,344,000	USD	28,136,327	11/3/23	(299,961)
USD	29,186,251	BRL	146,048,000	11/3/23	218,531
USD	25,686,067	BRL	128,867,000	11/3/23	126,093
BRL	511,000	USD	101,916	12/4/23	(945)
BRL	7,016,000	USD	1,399,960	12/4/23	(13,632)
BRL	15,300,000	USD	3,059,523	12/4/23	(36,315)
BRL	114,634,018	USD	23,221,719	12/4/23	(570,580)
BRL	166,539,000	USD	33,745,137	12/4/23	(837,819)
USD	10,775,855	BRL	53,195,005	12/4/23	264,773
USD	4,589,695	BRL	22,800,000	12/4/23	84,523
USD	1,262,069	BRL	6,400,000	12/4/23	(2,541)
USD	2,825,551	BRL	14,387,000	12/4/23	(17,252)
USD	2,532,453	BRL	13,100,000	12/4/23	(56,045)
CLP	24,220,766,480	USD	26,934,408	12/20/23	51,636
CLP	388,498,000	USD	433,471	12/20/23	(618)
CLP	388,498,000	USD	433,722	12/20/23	(870)
CLP	776,996,000	USD	866,699	12/20/23	(994)
CLP	388,498,000	USD	433,955	12/20/23	(1,102)
CLP	388,498,000	USD	433,955	12/20/23	(1,102)
CLP	388,498,000	USD	434,805	12/20/23	(1,952)
COP	11,180,000,000	USD	2,674,533	12/20/23	12,847
COP	246,540,445,850	USD	59,585,663	12/20/23	(323,785)
EUR	10,518,605	USD	11,263,533	12/20/23	(108,987)
EUR	204,326,386	USD	218,796,781	12/20/23	(2,117,097)
IDR	5,348,958,600	USD	340,184	12/20/23	(4,652)
IDR	51,781,800,000	USD	3,370,443	12/20/23	(122,247)
IDR	67,024,020,864	USD	4,362,776	12/20/23	(158,459)
IDR	1,211,703,462,139	USD	77,062,235	12/20/23	(1,053,870)
KRW	2,077,000,000	USD	1,566,767	12/20/23	(27,494)
KRW	2,524,400,000	USD	1,904,992	12/20/23	(34,149)
KRW	20,895,000,000	USD	15,761,960	12/20/23	(276,596)
KRW	25,386,400,000	USD	19,157,378	12/20/23	(343,420)
24
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
PEN	31,080,000	USD	8,002,678	12/20/23	$ 72,371
PEN	22,000,000	USD	5,668,642	12/20/23	47,287
PEN	4,400,000	USD	1,134,708	12/20/23	8,478
PEN	12,722,200	USD	3,313,677	12/20/23	(8,259)
PEN	14,000,000	USD	3,665,401	12/20/23	(27,992)
PEN	46,088,218	USD	12,390,638	12/20/23	(416,231)
USD	9,114,867	CLP	8,196,543,685	12/20/23	(17,474)
USD	2,399,352	CLP	2,193,200,000	12/20/23	(44,245)
USD	4,418,767	COP	18,283,000,000	12/20/23	24,011
USD	2,706,205	COP	11,197,140,625	12/20/23	14,705
USD	312,575	COP	1,293,302,166	12/20/23	1,699
USD	8,845,257	COP	36,884,900,000	12/20/23	(20,908)
USD	48,488,062	EUR	45,281,244	12/20/23	469,175
USD	47,762,895	EUR	44,604,037	12/20/23	462,158
USD	37,382,736	EUR	34,910,383	12/20/23	361,719
USD	21,652,581	EUR	20,220,561	12/20/23	209,512
USD	7,086,873	EUR	6,618,174	12/20/23	68,573
USD	5,893,758	EUR	5,503,967	12/20/23	57,029
USD	1,930,776	EUR	1,803,082	12/20/23	18,682
USD	1,229,668	EUR	1,148,342	12/20/23	11,898
USD	753,189	EUR	703,376	12/20/23	7,288
USD	10,682,290	IDR	164,331,000,000	12/20/23	374,049
USD	18,370,028	IDR	288,844,814,013	12/20/23	251,221
USD	6,889,305	IDR	105,840,397,540	12/20/23	250,094
USD	5,339,550	IDR	82,165,000,000	12/20/23	185,461
USD	5,339,268	IDR	82,166,000,000	12/20/23	185,117
USD	9,764,321	IDR	153,531,259,462	12/20/23	133,533
USD	2,811,839	IDR	43,339,611,579	12/20/23	93,210
USD	2,653,144	IDR	40,862,100,000	12/20/23	89,925
USD	2,253,655	IDR	34,946,300,000	12/20/23	61,525
USD	825,172	INR	68,540,000	12/20/23	3,297
USD	1,508,621	INR	126,000,000	12/20/23	(2,267)
USD	2,525,736	INR	211,000,000	12/20/23	(4,402)
USD	3,787,294	INR	316,400,000	12/20/23	(6,714)
USD	5,052,682	INR	422,000,000	12/20/23	(7,594)
USD	6,500,658	INR	543,000,000	12/20/23	(10,550)
USD	794,407	KRW	1,050,000,000	12/20/23	16,248
USD	2,459,266	KRW	3,316,000,000	12/20/23	1,765
USD	22,085,840	PEN	82,230,000	12/20/23	721,257
USD	13,001,207	PEN	48,475,000	12/20/23	406,678
USD	6,381,339	PEN	23,759,000	12/20/23	208,395
USD	3,756,470	PEN	14,006,000	12/20/23	117,502
USD	2,348,701	PEN	8,736,229	12/20/23	78,898
USD	5,733,735	PEN	21,900,000	12/20/23	43,788
25
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	678,765	PEN	2,524,734	12/20/23	$ 22,801
USD	610,228	PEN	2,272,000	12/20/23	19,928
USD	2,127,670	PEN	8,142,000	12/20/23	12,257
USD	2,067,635	PEN	7,930,000	12/20/23	7,302
USD	176,193	PEN	656,000	12/20/23	5,754
USD	5,596,151	PEN	21,520,000	12/20/23	4,934
USD	2,022,633	PEN	7,775,000	12/20/23	2,571
USD	16,204	PEN	62,690	12/20/23	(84)
USD	3,264,948	PEN	12,659,510	12/20/23	(24,182)
BRL	128,867,000	USD	25,508,621	1/3/24	(125,111)
BRL	146,048,000	USD	28,984,104	1/3/24	(216,376)
					$ (1,747,391)
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	8,931,620	USD	9,461,033	Goldman Sachs International	11/3/23	$ —	$ (10,111)
EUR	2,865,394	USD	3,030,660	Standard Chartered Bank	11/3/23	1,334	—
EUR	2,768,618	USD	2,930,352	Standard Chartered Bank	11/3/23	—	(761)
EUR	6,780,736	USD	7,145,621	UBS AG	11/3/23	29,361	—
USD	219,729	UZS	2,692,778,443	JPMorgan Chase Bank, N.A.	11/6/23	145	—
UZS	2,692,778,443	USD	216,810	JPMorgan Chase Bank, N.A.	11/7/23	2,155	—
ILS	15,206,967	USD	4,015,781	Goldman Sachs International	11/13/23	—	(252,017)
USD	3,862,970	ILS	15,206,967	Citibank, N.A.	11/13/23	99,206	—
USD	5,245,855	PEN	20,107,000	Standard Chartered Bank	11/13/23	14,119	—
MYR	15,000,000	USD	3,252,456	Barclays Bank PLC	11/15/23	—	(101,673)
MYR	48,967,000	USD	10,845,404	Goldman Sachs International	11/15/23	—	(559,779)
MYR	97,050,000	USD	20,970,182	State Street Bank and Trust Company	11/15/23	—	(584,618)
USD	8,630,565	MYR	38,967,000	Goldman Sachs International	11/15/23	445,462	—
ILS	34,199,026	USD	9,047,361	HSBC Bank USA, N.A.	11/24/23	—	(579,103)
USD	5,222,891	ILS	20,560,434	Standard Chartered Bank	11/24/23	131,780	—
USD	3,454,645	ILS	13,638,592	UBS AG	11/24/23	77,498	—
UZS	11,828,431,118	USD	1,004,111	ICBC Standard Bank plc	11/27/23	—	(39,536)
ILS	30,166,667	USD	8,024,095	BNP Paribas	11/28/23	—	(553,063)
USD	2,797,463	ILS	11,035,552	Citibank, N.A.	11/28/23	64,414	—
USD	4,853,519	ILS	19,131,115	JPMorgan Chase Bank, N.A.	11/28/23	115,535	—
TRY	49,720,000	USD	1,726,972	Standard Chartered Bank	12/8/23	—	(20,724)
TRY	182,048,945	USD	6,345,431	Standard Chartered Bank	12/8/23	—	(98,031)
UZS	25,102,783,000	USD	2,008,223	ICBC Standard Bank plc	12/18/23	—	(32,931)
CNH	20,000,000	USD	2,746,502	JPMorgan Chase Bank, N.A.	12/20/23	—	(13,349)
CNH	427,813,617	USD	58,749,547	JPMorgan Chase Bank, N.A.	12/20/23	—	(285,538)
CNH	661,171,267	USD	90,795,410	JPMorgan Chase Bank, N.A.	12/20/23	—	(441,289)
26
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CZK	178,846,941	EUR	7,262,734	Goldman Sachs International	12/20/23	$ —	$ (7,464)
CZK	921,722,851	EUR	37,484,865	Goldman Sachs International	12/20/23	—	(96,727)
CZK	33,300,000	EUR	1,353,204	JPMorgan Chase Bank, N.A.	12/20/23	—	(2,382)
CZK	22,100,000	EUR	907,178	UBS AG	12/20/23	—	(11,237)
CZK	178,846,940	EUR	7,269,988	UBS AG	12/20/23	—	(15,157)
CZK	883,194,768	EUR	35,890,555	UBS AG	12/20/23	—	(63,584)
EUR	1,595,349	CZK	39,522,565	Bank of America, N.A.	12/20/23	—	(8,540)
EUR	3,475,011	CZK	85,500,000	Barclays Bank PLC	12/20/23	6,719	—
EUR	627,566	CZK	15,542,447	Citibank, N.A.	12/20/23	—	(3,160)
EUR	3,988,955	CZK	98,806,413	Citibank, N.A.	12/20/23	—	(20,734)
EUR	16,809,818	CZK	413,339,966	Goldman Sachs International	12/20/23	43,377	—
EUR	3,257,410	CZK	80,214,663	Goldman Sachs International	12/20/23	3,348	—
EUR	1,272,920	CZK	31,300,091	Goldman Sachs International	12/20/23	3,285	—
EUR	246,667	CZK	6,074,240	Goldman Sachs International	12/20/23	254	—
EUR	3,486,968	CZK	86,406,010	Standard Chartered Bank	12/20/23	—	(19,580)
EUR	16,007,449	CZK	393,911,293	UBS AG	12/20/23	28,359	—
EUR	3,260,663	CZK	80,214,663	UBS AG	12/20/23	6,798	—
EUR	1,212,161	CZK	29,828,859	UBS AG	12/20/23	2,147	—
EUR	246,913	CZK	6,074,240	UBS AG	12/20/23	515	—
EUR	1,595,883	CZK	39,522,565	UBS AG	12/20/23	—	(7,974)
EUR	4,352,488	HUF	1,706,201,500	BNP Paribas	12/20/23	—	(71,744)
EUR	1,085,954	HUF	425,881,276	Goldman Sachs International	12/20/23	—	(18,397)
EUR	1,539,973	HUF	602,188,766	Goldman Sachs International	12/20/23	—	(21,291)
EUR	3,820,523	HUF	1,493,366,162	Goldman Sachs International	12/20/23	—	(51,157)
EUR	1,085,991	HUF	425,881,276	HSBC Bank USA, N.A.	12/20/23	—	(18,358)
EUR	1,539,695	HUF	602,188,766	Standard Chartered Bank	12/20/23	—	(21,586)
EUR	3,849,874	HUF	1,505,471,911	Standard Chartered Bank	12/20/23	—	(53,290)
EUR	4,349,892	HUF	1,706,201,500	UBS AG	12/20/23	—	(74,498)
EUR	2,152,045	PLN	10,000,000	HSBC Bank USA, N.A.	12/20/23	—	(88,551)
EUR	2,829,091	PLN	13,130,000	JPMorgan Chase Bank, N.A.	12/20/23	—	(112,603)
EUR	1,739,834	RON	8,700,000	Citibank, N.A.	12/20/23	—	(7,321)
EUR	2,197,698	RON	10,980,000	JPMorgan Chase Bank, N.A.	12/20/23	—	(7,217)
EUR	45,236,812	RON	226,190,134	JPMorgan Chase Bank, N.A.	12/20/23	—	(187,069)
HUF	5,237,431,926	EUR	13,360,591	BNP Paribas	12/20/23	220,229	—
HUF	4,794,126,245	EUR	12,264,957	Goldman Sachs International	12/20/23	164,228	—
HUF	1,928,327,208	EUR	4,931,296	Goldman Sachs International	12/20/23	68,179	—
HUF	1,310,758,364	EUR	3,342,300	Goldman Sachs International	12/20/23	56,622	—
HUF	1,310,758,364	EUR	3,342,414	HSBC Bank USA, N.A.	12/20/23	56,501	—
HUF	4,761,301,751	EUR	12,175,857	Standard Chartered Bank	12/20/23	168,538	—
HUF	1,928,327,208	EUR	4,930,406	Standard Chartered Bank	12/20/23	69,123	—
HUF	5,237,431,924	EUR	13,352,621	UBS AG	12/20/23	228,681	—
ILS	31,921,320	USD	8,406,741	BNP Paribas	12/20/23	—	(488,122)
MXN	63,908,825	USD	3,630,335	BNP Paribas	12/20/23	—	(112,931)
MXN	81,000,000	USD	4,650,310	Citibank, N.A.	12/20/23	—	(192,245)
MXN	113,506,000	USD	6,542,133	Citibank, N.A.	12/20/23	—	(295,007)
27
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MXN	53,200,000	USD	2,918,002	Goldman Sachs International	12/20/23	$ 10,012	$ —
MXN	72,500,000	USD	3,981,801	Goldman Sachs International	12/20/23	8,442	—
MXN	53,200,000	USD	2,925,652	Goldman Sachs International	12/20/23	2,362	—
MXN	53,200,000	USD	2,925,902	Goldman Sachs International	12/20/23	2,112	—
MXN	6,111,945	USD	351,519	Goldman Sachs International	12/20/23	—	(15,131)
MXN	10,156,130	USD	584,606	JPMorgan Chase Bank, N.A.	12/20/23	—	(25,635)
MXN	159,600,000	USD	8,761,499	Standard Chartered Bank	12/20/23	22,540	—
MXN	132,578,000	USD	7,644,688	Standard Chartered Bank	12/20/23	—	(347,881)
MXN	134,448,000	USD	7,721,447	UBS AG	12/20/23	—	(321,719)
MXN	2,019,366,844	USD	113,556,666	UBS AG	12/20/23	—	(2,415,071)
MYR	162,578,714	USD	34,933,114	Barclays Bank PLC	12/20/23	—	(703,929)
MYR	71,522,058	USD	15,381,088	Goldman Sachs International	12/20/23	—	(322,894)
PLN	148,632,682	EUR	31,806,504	BNP Paribas	12/20/23	1,506,952	—
PLN	6,467,391	EUR	1,383,983	BNP Paribas	12/20/23	65,571	—
PLN	2,607,451	EUR	557,979	BNP Paribas	12/20/23	26,436	—
PLN	36,754,327	EUR	7,866,170	Goldman Sachs International	12/20/23	371,621	—
PLN	10,800,000	EUR	2,396,413	Goldman Sachs International	12/20/23	19,065	—
PLN	1,599,276	EUR	342,277	Goldman Sachs International	12/20/23	16,170	—
PLN	644,778	EUR	137,996	Goldman Sachs International	12/20/23	6,519	—
PLN	148,378,583	EUR	31,750,280	UBS AG	12/20/23	1,506,336	—
PLN	36,754,328	EUR	7,873,054	UBS AG	12/20/23	364,321	—
PLN	6,456,335	EUR	1,381,537	UBS AG	12/20/23	65,545	—
PLN	2,602,993	EUR	556,992	UBS AG	12/20/23	26,425	—
PLN	1,599,275	EUR	342,577	UBS AG	12/20/23	15,853	—
PLN	644,778	EUR	138,116	UBS AG	12/20/23	6,391	—
RON	8,600,000	EUR	1,720,229	Goldman Sachs International	12/20/23	6,820	—
RON	197,871,000	EUR	39,573,137	JPMorgan Chase Bank, N.A.	12/20/23	163,648	—
THB	120,400,000	USD	3,261,228	Standard Chartered Bank	12/20/23	102,961	—
THB	840,563,013	USD	23,702,725	Standard Chartered Bank	12/20/23	—	(215,902)
THB	765,594,000	USD	21,801,546	Standard Chartered Bank	12/20/23	—	(409,491)
THB	1,374,000,000	USD	39,448,185	Standard Chartered Bank	12/20/23	—	(1,056,186)
USD	10,135,919	CNH	74,000,000	Citibank, N.A.	12/20/23	23,251	—
USD	1,779,269	CNH	12,850,000	Citibank, N.A.	12/20/23	23,218	—
USD	6,453,209	CNH	47,000,000	Goldman Sachs International	12/20/23	30,299	—
USD	12,741,337	CNH	93,047,000	Goldman Sachs International	12/20/23	25,751	—
USD	3,844,465	CNH	28,000,000	Goldman Sachs International	12/20/23	18,050	—
USD	961,116	CNH	7,000,000	Goldman Sachs International	12/20/23	4,513	—
USD	40,633,881	CNH	295,895,515	JPMorgan Chase Bank, N.A.	12/20/23	197,491	—
USD	24,473,013	CNH	178,212,234	JPMorgan Chase Bank, N.A.	12/20/23	118,945	—
USD	5,837,179	CNH	42,506,280	JPMorgan Chase Bank, N.A.	12/20/23	28,370	—
USD	3,213,703	CNH	23,400,000	Standard Chartered Bank	12/20/23	15,914	—
USD	2,306,254	CNH	16,800,000	Standard Chartered Bank	12/20/23	10,405	—
USD	5,024,703	ILS	19,610,862	BNP Paribas	12/20/23	159,899	—
USD	3,125,400	ILS	12,310,458	HSBC Bank USA, N.A.	12/20/23	71,584	—
USD	1,903,973	MXN	34,920,000	Goldman Sachs International	12/20/23	—	(17,948)
28
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	1,903,973	MXN	34,920,000	Goldman Sachs International	12/20/23	$ —	$ (17,948)
USD	4,238,362	MXN	73,900,000	State Street Bank and Trust Company	12/20/23	171,066	—
USD	1,044,286	MXN	18,935,000	State Street Bank and Trust Company	12/20/23	2,144	—
USD	1,007,991	MXN	18,306,000	State Street Bank and Trust Company	12/20/23	468	—
USD	961,195	MXN	17,546,200	State Street Bank and Trust Company	12/20/23	—	(4,510)
USD	555,964	MXN	10,221,000	State Street Bank and Trust Company	12/20/23	—	(6,578)
USD	56,948,142	MXN	1,012,703,123	UBS AG	12/20/23	1,211,147	—
USD	25,907,411	MXN	460,708,900	UBS AG	12/20/23	550,987	—
USD	1,208,557	MXN	21,491,654	UBS AG	12/20/23	25,703	—
USD	24,873,968	MYR	115,763,447	Barclays Bank PLC	12/20/23	501,230	—
USD	2,546,149	MYR	12,000,000	Barclays Bank PLC	12/20/23	19,679	—
USD	3,451,233	MYR	16,100,000	Goldman Sachs International	12/20/23	61,552	—
USD	22,343,679	THB	778,241,524	Standard Chartered Bank	12/20/23	598,230	—
USD	980,795	THB	35,100,000	Standard Chartered Bank	12/20/23	39	—
USD	2,080,736	THB	75,600,000	Standard Chartered Bank	12/20/23	—	(31,662)
USD	2,437,305	UYU	95,002,000	Citibank, N.A.	12/20/23	74,750	—
USD	1,215,058	UYU	47,448,000	Citibank, N.A.	12/20/23	35,098	—
USD	3,868,309	ZAR	73,400,000	Citibank, N.A.	12/20/23	—	(53,605)
USD	1,772,739	ZAR	33,833,202	Goldman Sachs International	12/20/23	—	(35,039)
USD	1,842,430	ZAR	35,242,918	Goldman Sachs International	12/20/23	—	(40,672)
USD	1,643,629	ZAR	31,531,548	Goldman Sachs International	12/20/23	—	(41,167)
USD	4,396,497	ZAR	83,908,346	Goldman Sachs International	12/20/23	—	(86,900)
USD	4,569,336	ZAR	87,404,527	Goldman Sachs International	12/20/23	—	(100,869)
USD	4,866,030	ZAR	93,350,418	Goldman Sachs International	12/20/23	—	(121,876)
USD	6,117,334	ZAR	117,107,183	Goldman Sachs International	12/20/23	—	(139,945)
USD	6,458,463	ZAR	123,978,601	Goldman Sachs International	12/20/23	—	(165,970)
USD	15,171,351	ZAR	290,432,756	Goldman Sachs International	12/20/23	—	(347,073)
USD	19,120,541	ZAR	367,043,650	Goldman Sachs International	12/20/23	—	(491,361)
USD	1,772,301	ZAR	33,833,202	HSBC Bank USA, N.A.	12/20/23	—	(35,477)
USD	1,662,877	ZAR	31,901,631	HSBC Bank USA, N.A.	12/20/23	—	(41,693)
USD	1,841,156	ZAR	35,242,918	HSBC Bank USA, N.A.	12/20/23	—	(41,947)
USD	4,395,413	ZAR	83,908,345	HSBC Bank USA, N.A.	12/20/23	—	(87,984)
USD	4,964,079	ZAR	94,737,950	HSBC Bank USA, N.A.	12/20/23	—	(97,966)
USD	4,566,175	ZAR	87,404,527	HSBC Bank USA, N.A.	12/20/23	—	(104,030)
USD	4,923,014	ZAR	94,446,064	HSBC Bank USA, N.A.	12/20/23	—	(123,434)
USD	6,114,938	ZAR	117,107,183	HSBC Bank USA, N.A.	12/20/23	—	(142,341)
USD	12,311,209	ZAR	234,955,732	HSBC Bank USA, N.A.	12/20/23	—	(242,962)
USD	15,165,409	ZAR	290,432,755	HSBC Bank USA, N.A.	12/20/23	—	(353,014)
USD	6,430,013	ZAR	123,295,492	JPMorgan Chase Bank, N.A.	12/20/23	—	(157,921)
USD	19,036,312	ZAR	365,021,275	JPMorgan Chase Bank, N.A.	12/20/23	—	(467,531)
USD	4,936,112	ZAR	94,148,939	UBS AG	12/20/23	—	(94,460)
USD	12,241,851	ZAR	233,494,950	UBS AG	12/20/23	—	(234,267)
USD	285,754	ZMW	5,986,547	JPMorgan Chase Bank, N.A.	12/20/23	15,774	—
ZAR	222,509,928	USD	11,591,292	Goldman Sachs International	12/20/23	297,874	—
ZAR	130,570,951	USD	6,820,642	Goldman Sachs International	12/20/23	156,035	—
29
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ZAR	55,595,885	USD	2,898,019	Goldman Sachs International	12/20/23	$ 72,584	$ —
ZAR	39,093,099	USD	2,043,710	Goldman Sachs International	12/20/23	45,115	—
ZAR	32,915,534	USD	1,719,410	Goldman Sachs International	12/20/23	39,335	—
ZAR	33,620,065	USD	1,761,571	Goldman Sachs International	12/20/23	34,819	—
ZAR	22,100,000	USD	1,157,615	Goldman Sachs International	12/20/23	23,233	—
ZAR	9,854,950	USD	515,197	Goldman Sachs International	12/20/23	11,373	—
ZAR	8,475,257	USD	444,073	Goldman Sachs International	12/20/23	8,777	—
ZAR	168,000,000	USD	8,746,294	HSBC Bank USA, N.A.	12/20/23	230,294	—
ZAR	130,570,950	USD	6,817,970	HSBC Bank USA, N.A.	12/20/23	158,706	—
ZAR	93,326,610	USD	4,890,127	HSBC Bank USA, N.A.	12/20/23	96,507	—
ZAR	55,595,884	USD	2,897,943	HSBC Bank USA, N.A.	12/20/23	72,660	—
ZAR	39,093,099	USD	2,042,296	HSBC Bank USA, N.A.	12/20/23	46,529	—
ZAR	32,915,534	USD	1,718,737	HSBC Bank USA, N.A.	12/20/23	40,008	—
ZAR	33,620,065	USD	1,761,137	HSBC Bank USA, N.A.	12/20/23	35,253	—
ZAR	37,523,059	USD	1,975,678	HSBC Bank USA, N.A.	12/20/23	29,257	—
ZAR	23,526,637	USD	1,232,749	HSBC Bank USA, N.A.	12/20/23	24,328	—
ZAR	9,854,950	USD	514,841	HSBC Bank USA, N.A.	12/20/23	11,729	—
ZAR	8,475,257	USD	443,964	HSBC Bank USA, N.A.	12/20/23	8,887	—
ZAR	18,761,530	USD	994,888	HSBC Bank USA, N.A.	12/20/23	7,579	—
ZAR	219,457,439	USD	11,444,977	JPMorgan Chase Bank, N.A.	12/20/23	281,088	—
ZAR	38,528,059	USD	2,032,204	Standard Chartered Bank	12/20/23	26,430	—
ZAR	18,761,529	USD	995,260	State Street Bank and Trust Company	12/20/23	7,208	—
ZAR	93,823,437	USD	4,919,047	UBS AG	12/20/23	94,134	—
ZAR	23,651,881	USD	1,240,039	UBS AG	12/20/23	23,730	—
UZS	15,485,095,000	USD	1,235,349	ICBC Standard Bank plc	12/21/23	8,975	—
UZS	7,711,664,000	USD	617,674	ICBC Standard Bank plc	12/21/23	2,006	—
USD	26,427,867	BRL	130,000,000	BNP Paribas	1/3/24	821,186	—
UZS	14,343,835,000	USD	1,142,935	JPMorgan Chase Bank, N.A.	1/10/24	—	(11,346)
HUF	438,538,871	EUR	1,075,932	BNP Paribas	1/11/24	59,290	—
HUF	1,336,803,348	EUR	3,325,712	UBS AG	1/11/24	131,967	—
HUF	396,963,222	EUR	979,156	UBS AG	1/11/24	48,120	—
UZS	7,795,050,000	USD	617,674	ICBC Standard Bank plc	1/22/24	9,160	—
UZS	6,864,495,463	USD	543,938	ICBC Standard Bank plc	1/22/24	8,066	—
HUF	2,149,534,827	EUR	5,036,398	Barclays Bank PLC	1/30/24	522,420	—
TRY	64,681,680	USD	2,071,488	Standard Chartered Bank	3/20/24	—	(52,846)
USD	2,006,862	TRY	64,681,680	Standard Chartered Bank	3/20/24	—	(11,779)
UZS	8,143,221,557	USD	632,483	JPMorgan Chase Bank, N.A.	4/19/24	—	(22,413)
NGN	250,679,285	USD	294,917	JPMorgan Chase Bank, N.A.	6/20/24	—	(56,377)
NGN	1,316,619,858	USD	1,595,903	Societe Generale	6/21/24	—	(343,430)
TRY	31,652,538	USD	936,473	Standard Chartered Bank	6/21/24	—	(34,366)
USD	901,518	TRY	31,652,538	Standard Chartered Bank	6/21/24	—	(590)
NGN	684,364,061	USD	805,141	Standard Chartered Bank	6/24/24	—	(154,723)
NGN	704,894,982	USD	805,141	Standard Chartered Bank	6/26/24	—	(135,625)
NGN	664,421,370	USD	746,547	Standard Chartered Bank	7/3/24	—	(116,835)
NGN	715,710,229	USD	795,234	Societe Generale	7/8/24	—	(117,957)
30
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	425,197	AMD	169,568,504	Citibank, N.A.	9/6/24	$ 26,486	$ —
USD	1,260,027	AMD	511,886,000	Citibank, N.A.	9/16/24	58,272	—
EUR	2,509,535	PLN	11,900,000	Goldman Sachs International	9/20/24	—	(112,352)
TRY	156,911,000	USD	4,284,165	Standard Chartered Bank	9/20/24	—	(190,914)
USD	4,096,723	TRY	156,911,000	Standard Chartered Bank	9/20/24	3,472	—
TRY	42,655,000	USD	1,148,656	Standard Chartered Bank	9/23/24	—	(39,146)
USD	1,112,450	TRY	42,655,000	Standard Chartered Bank	9/23/24	2,940	—
UZS	2,692,778,443	USD	197,273	JPMorgan Chase Bank, N.A.	11/1/24	—	(2,026)
						$14,005,403	$(16,815,163)
Non-Deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000's omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)
11/10/23	COP	18,000,000	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	$ 4,373,178	$ (130,732)
12/14/23	COP	18,000,000	Republic of Colombia, 7.25%, 10/18/34	Goldman Sachs International	4,373,178	55,365
1/2/24	COP	67,000,000	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	16,277,940	183,566
1/2/24	COP	56,900,000	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	13,824,101	40,657
1/2/24	COP	72,000,000	Republic of Colombia, 7.50%, 8/26/26	Bank of America, N.A.	17,492,711	23,545
1/2/24	COP	73,500,000	Republic of Colombia, 10.00%, 7/24/24	Bank of America, N.A.	17,857,143	(130,643)
						$ 41,758
*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
Euro-Bobl	(23)	Short	12/7/23	$ (2,830,069)	$ 16,305
Euro-Bund	(15)	Short	12/7/23	(2,047,265)	39,837
U.S. 5-Year Treasury Note	(128)	Short	12/29/23	(13,373,000)	66,224
U.S. 10-Year Treasury Note	(4)	Short	12/19/23	(424,688)	15,816
					$138,182
31
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BRL	195,900	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.66% (pays upon termination)	1/2/24	$ 170,133	$ —	$ 170,133
BRL	716,538	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.69% (pays upon termination)	1/2/24	662,923	—	662,923
BRL	27,758	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	14.07% (pays upon termination)	1/2/24	49,601	—	49,601
BRL	383,000	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.29% (pays upon termination)	7/1/24	(231,733)	—	(231,733)
BRL	72,000	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.36% (pays upon termination)	1/2/25	2,555,356	—	2,555,356
BRL	95,450	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.40% (pays upon termination)	1/2/25	(200,731)	—	(200,731)
BRL	95,450	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.50% (pays upon termination)	1/2/25	(178,142)	—	(178,142)
BRL	93,368	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.52% (pays upon termination)	1/2/25	(172,188)	—	(172,188)
BRL	97,532	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.52% (pays upon termination)	1/2/25	(179,281)	—	(179,281)
BRL	78,730	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.60% (pays upon termination)	1/2/25	(179,695)	—	(179,695)
BRL	183,700	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.96% (pays upon termination)	1/2/25	(104,866)	—	(104,866)
BRL	94,990	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.07% (pays upon termination)	1/2/25	(16,945)	—	(16,945)
BRL	51,700	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.45% (pays upon termination)	1/2/25	(32,480)	—	(32,480)
BRL	57,316	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.48% (pays upon termination)	1/2/25	(195,314)	—	(195,314)
BRL	57,254	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.49% (pays upon termination)	1/2/25	(192,520)	—	(192,520)
BRL	37,730	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.51% (pays upon termination)	1/2/25	(123,465)	—	(123,465)
BRL	88,800	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.02% (pays upon termination)	1/4/27	(804,703)	—	(804,703)
BRL	34,300	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.44% (pays upon termination)	1/4/27	(224,973)	—	(224,973)
32
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BRL	19,090	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.17% (pays upon termination)	1/2/29	$ 354,307	$ —	$ 354,307
BRL	15,200	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.07% (pays upon termination)	1/2/31	354,992	—	354,992
CLP	5,000,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.68% (pays semi-annually)	2/11/24	(159,452)	—	(159,452)
CLP	1,140,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.49% (pays semi-annually)	4/26/24	(31,557)	—	(31,557)
CLP	2,650,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.38% (pays semi-annually)	6/17/25	(361,071)	—	(361,071)
CLP	3,700,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.33% (pays semi-annually)	9/11/25	(452,194)	—	(452,194)
CLP	5,200,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.48% (pays semi-annually)	12/23/25	(800,813)	—	(800,813)
CLP	2,500,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.59% (pays semi-annually)	1/27/26	(360,726)	—	(360,726)
CLP	2,500,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.92% (pays semi-annually)	2/23/26	(327,410)	—	(327,410)
CLP	584,900	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.87% (pays semi-annually)	5/31/26	(78,991)	—	(78,991)
CLP	4,854,200	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.51% (pays semi-annually)	9/20/28	166,262	—	166,262
CLP	4,854,200	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.68% (pays semi-annually)	9/20/28	(126,125)	—	(126,125)
CLP	3,362,600	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.08% (pays semi-annually)	7/1/31	(526,737)	—	(526,737)
CLP	4	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.18% (pays semi-annually)	7/2/31	(1)	—	(1)
CLP	25,304,700	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.23% (pays semi-annually)	9/20/33	635,343	—	635,343
CLP	6,236,900	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.56% (pays semi-annually)	12/20/33	85,751	—	85,751
CNY	507,400	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.40% (pays quarterly)	12/21/27	154,173	—	154,173
CNY	68,700	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.40% (pays quarterly)	12/21/27	22,684	—	22,684
33
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CNY	215,650	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/21/27	$ 142,183	$ —	$ 142,183
CNY	22,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.82% (pays quarterly)	6/21/28	55,872	—	55,872
CNY	41,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.87% (pays quarterly)	6/21/28	116,993	—	116,993
CNY	45,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.28% (pays quarterly)	9/20/28	(29,839)	—	(29,839)
CNY	108,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.29% (pays quarterly)	9/20/28	(69,319)	—	(69,319)
CNY	45,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.29% (pays quarterly)	9/20/28	(28,474)	—	(28,474)
CNY	18,990	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.41% (pays quarterly)	9/20/28	1,695	—	1,695
CNY	51,620	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	9/20/28	24,181	—	24,181
CNY	114,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.48% (pays quarterly)	9/20/28	58,847	—	58,847
CNY	62,400	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.49% (pays quarterly)	9/20/28	38,885	—	38,885
CNY	13,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	1,522	—	1,522
CNY	10,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	1,350	—	1,350
CNY	30,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	4,411	—	4,411
CNY	24,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	3,672	—	3,672
CNY	9,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.45% (pays quarterly)	12/20/28	1,646	—	1,646
CNY	21,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.46% (pays quarterly)	12/20/28	5,601	—	5,601
CNY	21,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	6,230	—	6,230
CNY	27,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	8,817	—	8,817
34
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CNY	18,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	$ 5,986	$ —	$ 5,986
COP	6,031,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	183,414	—	183,414
COP	6,488,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	178,872	—	178,872
COP	5,979,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.73% (pays quarterly)	11/26/25	153,583	—	153,583
COP	20,568,100	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.68% (pays quarterly)	11/26/25	(433,203)	—	(433,203)
COP	3,792,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	9.42% (pays quarterly)	11/26/25	10,918	—	10,918
COP	17,453,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.49% (pays quarterly)	9/20/28	89,793	—	89,793
CZK	200,800	Pays	6-month CZK PRIBOR (pays semi-annually)	1.40% (pays annually)	3/6/25	(475,022)	—	(475,022)
CZK	258,400	Receives	6-month CZK PRIBOR (pays semi-annually)	1.37% (pays annually)	3/17/25	607,620	—	607,620
CZK	300,000	Pays	6-month CZK PRIBOR (pays semi-annually)	1.46% (pays annually)	3/15/26	(963,456)	—	(963,456)
CZK	110,000	Pays	6-month CZK PRIBOR (pays semi-annually)	5.39% (pays annually)	3/15/28	296,518	—	296,518
CZK	53,900	Pays	6-month CZK PRIBOR (pays semi-annually)	4.61% (pays annually)	6/21/28	(8,275)	—	(8,275)
CZK	230,500	Pays	6-month CZK PRIBOR (pays semi-annually)	4.15% (pays annually)	9/20/28	(169,257)	—	(169,257)
CZK	51,941	Pays	6-month CZK PRIBOR (pays semi-annually)	3.94% (pays annually)	9/20/33	(109,450)	—	(109,450)
CZK	103,882	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(213,735)	—	(213,735)
CZK	125,800	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(256,598)	—	(256,598)
CZK	156,178	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(317,284)	—	(317,284)
CZK	61,000	Pays	6-month CZK PRIBOR (pays semi-annually)	4.31% (pays annually)	12/20/33	(31,134)	—	(31,134)
HUF	480,000	Pays	6-month HUF BUBOR (pays semi-annually)	0.79% (pays annually)	8/6/24	(140,962)	—	(140,962)
HUF	3,500,000	Pays	6-month HUF BUBOR (pays semi-annually)	0.71% (pays annually)	11/22/24	(1,522,180)	—	(1,522,180)
HUF	6,619,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.30% (pays annually)	3/16/25	2,045,241	—	2,045,241
HUF	1,000,000	Pays	6-month HUF BUBOR (pays semi-annually)	1.20% (pays annually)	11/4/25	(555,823)	—	(555,823)
INR	841,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/25	13,969	—	13,969
35
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
INR	1,743,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.75% (pays semi-annually)	12/20/25	$ 38,277	$ —	$ 38,277
INR	2,479,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.75% (pays semi-annually)	12/20/25	55,253	—	55,253
INR	536,600	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/28	14,545	—	14,545
KRW	3,290,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.11% (pays quarterly)	6/21/28	(103,092)	—	(103,092)
KRW	3,303,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.57% (pays quarterly)	6/21/28	(54,640)	—	(54,640)
KRW	3,303,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.60% (pays quarterly)	6/21/28	(50,881)	—	(50,881)
KRW	3,417,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.61% (pays quarterly)	6/21/28	(52,082)	—	(52,082)
KRW	11,700,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	2.07% (pays quarterly)	11/24/31	(1,257,473)	—	(1,257,473)
KRW	944,071	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.23% (pays quarterly)	6/21/33	(51,393)	—	(51,393)
KRW	2,086,473	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	6/21/33	(103,849)	—	(103,849)
KRW	1,055,244	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	6/21/33	(51,292)	—	(51,292)
KRW	658,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.35% (pays quarterly)	6/21/33	(30,933)	—	(30,933)
KRW	1,056,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.29% (pays quarterly)	9/20/33	(54,928)	—	(54,928)
KRW	766,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	(39,123)	—	(39,123)
KRW	191,712	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	(9,731)	—	(9,731)
KRW	1,021,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	9/20/33	(50,418)	—	(50,418)
KRW	1,021,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.34% (pays quarterly)	9/20/33	(49,931)	—	(49,931)
KRW	2,183,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.40% (pays quarterly)	9/20/33	(98,149)	—	(98,149)
KRW	2,228,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.52% (pays quarterly)	9/20/33	(84,104)	—	(84,104)
36
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
KRW	4,502,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	$ (159,358)	$ —	$ (159,358)
KRW	2,073,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(73,248)	—	(73,248)
KRW	1,773,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(62,203)	—	(62,203)
KRW	2,101,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.59% (pays quarterly)	9/20/33	(69,758)	—	(69,758)
KRW	543,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	4.02% (pays quarterly)	12/20/33	(3,960)	—	(3,960)
KRW	1,075,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	4.03% (pays quarterly)	12/20/33	(7,045)	—	(7,045)
MXN	350,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.98% (pays monthly)	11/29/23	(77,035)	314	(76,721)
MXN	185,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.13% (pays monthly)	2/2/24	(108,004)	—	(108,004)
MXN	600,760	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.76% (pays monthly)	3/7/24	610,455	—	610,455
MXN	166,961	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.79% (pays monthly)	3/7/24	168,593	—	168,593
MXN	408,300	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.35% (pays monthly)	3/14/24	363,124	—	363,124
MXN	67,771	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.08% (pays monthly)	6/27/24	(138,111)	—	(138,111)
MXN	224,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.19% (pays monthly)	6/27/24	(363,874)	—	(363,874)
MXN	130,204	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.66% (pays monthly)	11/7/24	350,891	—	350,891
MXN	391,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.65% (pays monthly)	2/6/25	(1,750,538)	—	(1,750,538)
MXN	144,000	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.40% (pays monthly)	3/11/25	385,982	—	385,982
MXN	222,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.71% (pays monthly)	12/12/25	(1,410,279)	—	(1,410,279)
MXN	111,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.07% (pays monthly)	4/28/26	(601,052)	—	(601,052)
37
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
MXN	165,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.11% (pays monthly)	6/8/26	$ (887,688)	$ —	$ (887,688)
MXN	130,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.21% (pays monthly)	6/29/26	(698,637)	—	(698,637)
MXN	160,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.54% (pays monthly)	9/4/26	(841,301)	—	(841,301)
MXN	23,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.71% (pays monthly)	4/17/28	(52,675)	—	(52,675)
PLN	20,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.04% (pays annually)	1/31/24	(58,326)	—	(58,326)
PLN	16,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.01% (pays annually)	2/11/24	(48,202)	—	(48,202)
PLN	13,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.05% (pays annually)	2/28/24	(35,093)	—	(35,093)
PLN	15,522	Pays	6-month PLN WIBOR (pays semi-annually)	2.01% (pays annually)	3/13/24	(30,070)	—	(30,070)
PLN	18,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.00% (pays annually)	5/30/24	(178,984)	—	(178,984)
PLN	37,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.79% (pays annually)	7/5/24	(377,077)	—	(377,077)
PLN	27,850	Pays	6-month PLN WIBOR (pays semi-annually)	1.77% (pays annually)	8/6/24	(267,612)	—	(267,612)
PLN	12,200	Pays	6-month PLN WIBOR (pays semi-annually)	1.66% (pays annually)	10/2/24	(102,881)	—	(102,881)
PLN	11,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/28/24	(74,172)	—	(74,172)
PLN	50,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.97% (pays annually)	1/20/25	(505,219)	—	(505,219)
PLN	10,800	Pays	6-month PLN WIBOR (pays semi-annually)	0.48% (pays annually)	8/7/25	(230,144)	—	(230,144)
PLN	11,000	Pays	6-month PLN WIBOR (pays semi-annually)	0.69% (pays annually)	8/26/25	(221,371)	—	(221,371)
PLN	42,000	Pays	6-month PLN WIBOR (pays semi-annually)	0.64% (pays annually)	1/25/26	(1,006,514)	—	(1,006,514)
PLN	48,000	Receives	6-month PLN WIBOR (pays semi-annually)	1.69% (pays annually)	9/20/26	956,853	—	956,853
PLN	102,370	Receives	6-month PLN WIBOR (pays semi-annually)	2.19% (pays annually)	10/8/26	1,696,351	—	1,696,351
PLN	13,250	Pays	6-month PLN WIBOR (pays semi-annually)	3.87% (pays annually)	3/3/27	(35,069)	—	(35,069)
PLN	99,138	Pays	6-month PLN WIBOR (pays semi-annually)	3.91% (pays annually)	3/3/27	(227,648)	—	(227,648)
PLN	24,350	Receives	6-month PLN WIBOR (pays semi-annually)	6.02% (pays annually)	12/21/27	(432,896)	—	(432,896)
PLN	75,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.84% (pays annually)	1/10/28	(1,229,022)	—	(1,229,022)
PLN	20,000	Pays	6-month PLN WIBOR (pays semi-annually)	5.29% (pays annually)	3/15/28	238,352	—	238,352
38
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
PLN	26,700	Pays	6-month PLN WIBOR (pays semi-annually)	1.74% (pays annually)	7/2/31	$ (1,377,149)	$ —	$ (1,377,149)
PLN	20,500	Pays	6-month PLN WIBOR (pays semi-annually)	5.19% (pays annually)	9/21/32	86,630	—	86,630
PLN	8,000	Receives	6-month PLN WIBOR (pays semi-annually)	5.85% (pays annually)	12/21/32	(169,682)	—	(169,682)
PLN	46,000	Receives	6-month PLN WIBOR (pays semi-annually)	5.24% (pays annually)	6/21/33	(130,784)	—	(130,784)
THB	200,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.87% (pays semi-annually)	11/4/23	(52,564)	—	(52,564)
THB	200,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.24% (pays semi-annually)	11/4/23	118,702	—	118,702
THB	120,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.01% (pays semi-annually)	11/18/23	(34,461)	—	(34,461)
THB	120,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.24% (pays semi-annually)	11/18/23	36,608	—	36,608
THB	175,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.94% (pays semi-annually)	11/25/23	(48,370)	—	(48,370)
THB	175,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	2.24% (pays semi-annually)	11/25/23	101,944	—	101,944
THB	175,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	1.29% (pays semi-annually)	11/25/24	(103,915)	—	(103,915)
THB	233,000	Receives	Thai Overnight Repurchase Rate (pays semi-annually)	1.02% (pays semi-annually)	3/17/25	157,442	—	157,442
THB	291,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	0.90% (pays semi-annually)	2/23/26	(357,530)	—	(357,530)
THB	120,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	1.30% (pays semi-annually)	11/18/26	(148,642)	—	(148,642)
THB	514,900	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	2.94% (pays semi-annually)	12/20/28	42,176	—	42,176
THB	177,200	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	2.95% (pays semi-annually)	12/20/28	16,601	—	16,601
THB	204,600	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	1.72% (pays semi-annually)	10/29/31	(592,160)	—	(592,160)
THB	200,000	Pays	Thai Overnight Repurchase Rate (pays semi-annually)	1.69% (pays semi-annually)	11/4/31	(615,881)	—	(615,881)
ZAR	244,000	Receives	3-month ZAR JIBAR (pays quarterly)	7.04% (pays quarterly)	3/12/25	231,399	—	231,399
ZAR	65,700	Receives	3-month ZAR JIBAR (pays quarterly)	6.91% (pays quarterly)	3/13/25	69,085	—	69,085
39
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
ZAR	132,000	Receives	3-month ZAR JIBAR (pays quarterly)	6.64% (pays quarterly)	10/18/26	$ 300,475	$ (472)	$ 300,003
Total						$(14,215,265)	$(158)	$ (14,215,423)
Interest Rate Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
BNP Paribas	MYR	17,413	Pays	3-month MYR KLIBOR (pays quarterly)	2.95% (pays quarterly)	3/16/27	$ (109,235)
Citibank, N.A.	THB	87,340	Pays	6-month THB Fixing Rate (pays semi-annually)	1.96% (pays semi-annually)	3/18/24	(7,768)
Deutsche Bank AG	THB	324,320	Pays	6-month THB Fixing Rate (pays semi-annually)	2.13% (pays semi-annually)	11/19/23	8,008
JPMorgan Chase Bank, N.A.	MYR	88,787	Pays	3-month MYR KLIBOR (pays quarterly)	2.95% (pays quarterly)	3/16/27	(557,615)
Total							$(666,610)
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Markit CDX Emerging Markets Index (CDX.EM.31.V3)	$86	1.00% (pays quarterly)(1)	6/20/24	$ (391)	$ (1,677)	$ (2,068)
Total				$(391)	$(1,677)	$(2,068)
*	The contract annual fixed rate represents the fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Abbreviations:
BUBOR	– Budapest Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
JIBAR	– Johannesburg Interbank Average Rate
KLIBOR	– Kuala Lumpur Interbank Offered Rate
MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter
PRIBOR	– Prague Interbank Offered Rate
WIBOR	– Warsaw Interbank Offered Rate
40
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Currency Abbreviations:
AMD	– Armenian Dram
BAM	– Bosnia-Herzegovina Convertible Mark
BRL	– Brazilian Real
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
CNY	– Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EUR	– Euro
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
KRW	– South Korean Won
LKR	– Sri Lankan Rupee

MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NGN	– Nigerian Naira
PEN	– Peruvian Sol
PLN	– Polish Zloty
RON	– Romanian Leu
RSD	– Serbian Dinar
THB	– Thai Baht
TRY	– Turkish Lira
UAH	– Ukrainian Hryvnia
USD	– United States Dollar
UYU	– Uruguayan Peso
UZS	– Uzbekistani Som
ZAR	– South African Rand
ZMW	– Zambian Kwacha

41
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $1,043,053,162)	$ 918,669,968
Affiliated investments, at value (identified cost $97,178,009)	97,178,009
Cash	244,397
Deposits for derivatives collateral:
Futures contracts	427,600
Centrally cleared derivatives	31,137,406
OTC derivatives	1,944,000
Foreign currency, at value (identified cost $27,055,536)	26,902,809
Interest receivable	19,713,635
Dividends receivable from affiliated investments	309,717
Receivable for investments sold	258,346
Receivable for variation margin on open centrally cleared derivatives	115,861
Receivable for open forward foreign currency exchange contracts	14,005,403
Receivable for open swap contracts	8,009
Receivable for open non-deliverable bond forward contracts	303,133
Trustees' deferred compensation plan	76,997
Total assets	$1,111,295,290
Liabilities
Cash collateral due to brokers	$ 1,944,000
Payable for reverse repurchase agreements, including accrued interest of $36,006	11,447,196
Written options outstanding, at value (premiums received $180,858)	108,317
Payable for investments purchased	215,738
Payable for securities sold short, at value (proceeds $8,108,487)	7,897,239
Payable for variation margin on open futures contracts	617
Payable for open forward foreign currency exchange contracts	16,815,163
Payable for open swap contracts	674,618
Payable for closed swap contracts	72,097
Payable for open non-deliverable bond forward contracts	261,375
Payable to affiliates:
Investment adviser fee	581,161
Trustees' fees	6,387
Trustees' deferred compensation plan	76,997
Interest payable on securities sold short	402,881
Accrued foreign capital gains taxes	354,305
Accrued expenses	423,036
Total liabilities	$ 41,281,127
Net Assets applicable to investors' interest in Portfolio	$1,070,014,163
42
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income from affiliated investments	$ 4,233,631
Interest income (net of foreign taxes withheld of $1,465,277)	76,327,546
Total investment income	$ 80,561,177
Expenses
Investment adviser fee	$ 7,293,177
Trustees’ fees and expenses	72,550
Custodian fee	687,836
Legal and accounting services	167,742
Miscellaneous	42,579
Total expenses	$ 8,263,884
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 139,990
Total expense reductions	$ 139,990
Net expenses	$ 8,123,894
Net investment income	$ 72,437,283
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $147,122)	$(105,948,046)
Written options	15,859
Securities sold short	79,751
Futures contracts	439,343
Swap contracts	(19,955,113)
Foreign currency transactions	11,329,290
Forward foreign currency exchange contracts	45,468,483
Non-deliverable bond forward contracts	4,851,325
Net realized loss	$ (63,719,108)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $108,306)	$ 131,646,403
Written options	72,541
Securities sold short	211,248
Futures contracts	(83,986)
Swap contracts	13,218,974
Foreign currency	962,591
Forward foreign currency exchange contracts	(16,417,746)
Non-deliverable bond forward contracts	1,162,661
Net change in unrealized appreciation (depreciation)	$ 130,772,686
Net realized and unrealized gain	$ 67,053,578
Net increase in net assets from operations	$ 139,490,861
43
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 72,437,283	$ 79,020,018
Net realized loss	(63,719,108)	(174,403,398)
Net change in unrealized appreciation (depreciation)	130,772,686	(183,608,590)
Net increase (decrease) in net assets from operations	$ 139,490,861	$ (278,991,970)
Capital transactions:
Contributions	$ 327,529,582	$ 154,343,479
Withdrawals	(355,736,811)	(478,241,966)
Net decrease in net assets from capital transactions	$ (28,207,229)	$ (323,898,487)
Net increase (decrease) in net assets	$ 111,283,632	$ (602,890,457)
Net Assets
At beginning of year	$ 958,730,531	$1,561,620,988
At end of year	$1,070,014,163	$ 958,730,531
44
See Notes to Financial Statements.

Emerging Markets Local Income Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.72% (1)	0.76% (1)	0.75%	0.79%	0.78%
Net investment income	6.43%	6.43%	4.98%	5.79%	7.01%
Portfolio Turnover	67%	33%	56%	56%	46%
Total Return	15.00%	(20.12)%	1.48%	0.08%	23.15%
Net assets, end of year (000’s omitted)	$1,070,014	$958,731	$1,561,621	$1,253,935	$1,238,490
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
45

Emerging Markets Local Income Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 89.1%, 10.6% and 0.3%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates.
46

Emerging Markets Local Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the  futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
J  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying
47

Emerging Markets Local Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
K  Written Options—Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
L  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
M  Cross-Currency Swaps—Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
N  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
O  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be
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delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
P  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
Q  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.650%
$1 billion but less than $2 billion	0.625%
$2 billion but less than $5 billion	0.600%
$5 billion and over	0.575%
For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $7,293,177 or 0.65% of the Portfolio’s average daily net assets.
The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $139,990 relating to the Portfolio's investment in the Liquidity Fund.
During the year ended October 31, 2023, BMR reimbursed the Portfolio $27,496 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, aggregated $747,388,313 and $577,292,592, respectively, for the year ended October 31, 2023.
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4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,063,376,993
Gross unrealized appreciation	$ 88,272,436
Gross unrealized depreciation	(143,735,525)
Net unrealized depreciation	$ (55,463,089)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $17,859,473. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $15,213,466 at October 31, 2023.
The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for
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Notes to Financial Statements — continued

the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2023.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Unaffiliated investments, at value	$ —	$ 412,361	$ —	$ 412,361
Not applicable	—	5,890,498*	15,447,264*	21,337,762
Receivable for open forward foreign currency exchange contracts	—	14,005,403	—	14,005,403
Receivable for open swap contracts	—	—	8,008	8,008
Receivable for open non-deliverable bond forward contracts	—	—	303,133	303,133
Total Asset Derivatives	$ —	$ 20,308,262	$ 15,758,405	$ 36,066,667
Derivatives not subject to master netting or similar agreements	$ —	$ 5,890,498	$ 15,447,264	$ 21,337,762
Total Asset Derivatives subject to master netting or similar agreements	$ —	$ 14,417,764	$ 311,141	$ 14,728,905
Written options outstanding, at value	$ —	$ (108,317)	$ —	$ (108,317)
Not applicable	(391)*	(7,637,889)*	(29,524,347)*	(37,162,627)
Payable for open forward foreign currency exchange contracts	—	(16,815,163)	—	(16,815,163)
Payable for open swap contracts	—	—	(674,618)	(674,618)
Payable for open non-deliverable bond forward contracts	—	—	(261,375)	(261,375)
Total Liability Derivatives	$(391)	$(24,561,369)	$(30,460,340)	$(55,022,100)
Derivatives not subject to master netting or similar agreements	$(391)	$ (7,637,889)	$(29,524,347)	$(37,162,627)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$(16,923,480)	$ (935,993)	$(17,859,473)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Bank of America, N.A.	$ 247,768	$ (139,183)	$ (52,550)	$ —	$ 56,035	$ —
Barclays Bank PLC	1,274,972	(864,684)	—	(370,000)	40,288	370,000
BNP Paribas	2,859,563	(1,335,095)	—	(1,524,468)	—	1,530,000
Citibank, N.A.	404,695	(404,695)	—	—	—	—
Deutsche Bank AG	8,008	—	—	(8,008)	—	44,000
Goldman Sachs International	2,299,990	(2,299,990)	—	—	—	—
HSBC Bank USA, N.A.	889,822	(889,822)	—	—	—	—
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Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
ICBC Standard Bank plc	$ 28,207	$ (28,207)	$ —	$ —	$ —	$ —
JPMorgan Chase Bank, N.A.	923,151	(923,151)	—	—	—	—
Standard Chartered Bank	1,167,825	(1,167,825)	—	—	—	—
State Street Bank and Trust Company	180,886	(180,886)	—	—	—	—
UBS AG	4,444,018	(3,237,967)	(1,206,051)	—	—	—
	$14,728,905	$(11,471,505)	$(1,258,601)	$(1,902,476)	$96,323	$1,944,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Bank of America, N.A.	$ (139,183)	$ 139,183	$ —	$ —	$ —	$ —
Barclays Bank PLC	(864,684)	864,684	—	—	—	—
BNP Paribas	(1,335,095)	1,335,095	—	—	—	—
Citibank, N.A.	(579,840)	404,695	175,145	—	—	—
Goldman Sachs International	(3,254,055)	2,299,990	708,969	—	(245,096)	—
HSBC Bank USA, N.A.	(1,956,860)	889,822	869,284	—	(197,754)	—
ICBC Standard Bank plc	(72,467)	28,207	—	—	(44,260)	—
JPMorgan Chase Bank, N.A.	(2,350,311)	923,151	1,124,194	—	(302,966)	—
Societe Generale	(461,387)	—	461,387	—	—	—
Standard Chartered Bank	(3,011,918)	1,167,825	1,844,093	—	—	—
State Street Bank and Trust Company	(595,706)	180,886	291,753	—	(123,067)	—
UBS AG	(3,237,967)	3,237,967	—	—	—	—
	$(17,859,473)	$11,471,505	$5,474,825	$ —	$(913,143)	$ —
Total — Deposits for derivatives collateral — OTC derivatives						$1,944,000
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
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The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ —	$ 797,239	$ —	$ 797,239
Written options	—	15,859	—	15,859
Futures contracts	—	—	439,343	439,343
Swap contracts	18,074	60,233	(20,033,420)	(19,955,113)
Forward foreign currency exchange contracts	—	45,468,483	—	45,468,483
Non-deliverable bond forward contracts	—	—	4,851,325	4,851,325
Total	$18,074	$ 46,341,814	$(14,742,752)	$ 31,617,136
Change in unrealized appreciation (depreciation):
Investments	$ —	$ (92,975)	$ —	$ (92,975)
Written options	—	72,541	—	72,541
Futures contracts	—	—	(83,986)	(83,986)
Swap contracts	1,489	—	13,217,485	13,218,974
Forward foreign currency exchange contracts	—	(16,417,746)	—	(16,417,746)
Non-deliverable bond forward contracts	—	—	1,162,661	1,162,661
Total	$ 1,489	$(16,438,180)	$ 14,296,160	$ (2,140,531)
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Swap Contracts
$7,986,000	$2,671,129,000	$101,005,000	$1,502,100,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased and written currency options contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately $59,621,000 and $45,462,000, respectively.
6  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
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7  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2023 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
Barclays Bank PLC	9/29/23	On Demand(1)	5.65%	$ 5,404,935	$ 5,428,687
Barclays Bank PLC	10/16/23	On Demand(1)	5.65	6,006,255	6,018,509
Total				$11,411,190	$11,447,196
(1)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2023, the type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.
For the year ended October 31, 2023, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $637,300 and 5.65%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2023. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2023.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.
The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2023.
Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank PLC	$8,251,177	$(8,251,177)	$ —	$ —
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank PLC	$(11,447,196)	$8,251,177	$3,196,019	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
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8  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $97,178,009, which represents 9.1% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$34,198,985	$1,077,538,470	$(1,014,559,446)	$ —	$ —	$97,178,009	$4,233,631	97,178,009
9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Foreign Corporate Bonds	$ —	$ 26,002,715	$ —	$ 26,002,715
Loan Participation Notes	—	—	25,557,142	25,557,142
Sovereign Government Bonds	—	795,110,832	—	795,110,832
Short-Term Investments:
Affiliated Fund	97,178,009	—	—	97,178,009
Repurchase Agreements	—	8,251,177	—	8,251,177
Sovereign Government Securities	—	33,522,024	—	33,522,024
U.S. Treasury Obligations	—	29,813,717	—	29,813,717
Purchased Currency Options	—	412,361	—	412,361
Total Investments	$ 97,178,009	$ 893,112,826	$ 25,557,142	$ 1,015,847,977
Forward Foreign Currency Exchange Contracts	$ —	$ 19,895,901	$ —	$ 19,895,901
Non-Deliverable Bond Forward Contracts	—	303,133	—	303,133
Futures Contracts	138,182	—	—	138,182
Swap Contracts	—	15,317,090	—	15,317,090
Total	$ 97,316,191	$ 928,628,950	$ 25,557,142	$ 1,051,502,283
Liability Description
Securities Sold Short	$ —	$ (7,897,239)	$ —	$ (7,897,239)
Written Currency Options	—	(108,317)	—	(108,317)
Forward Foreign Currency Exchange Contracts	—	(24,453,052)	—	(24,453,052)
55

Emerging Markets Local Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

Liability Description (continued)	Level 1	Level 2	Level 3	Total
Non-Deliverable Bond Forward Contracts	$ —	$ (261,375)	$ —	$ (261,375)
Swap Contracts	—	(30,199,356)	—	(30,199,356)
Total	$ —	$ (62,919,339)	$ —	$ (62,919,339)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Loan Participation Notes	Sovereign Government Bonds	Sovereign Government Securities	Total
Balance as of October 31, 2022	$ 29,380,678	$ 39,170,230	$ 2,887,584	$ 71,438,492
Realized gains (losses)	(3,219,071)	—	—	(3,219,071)
Change in net unrealized appreciation (depreciation)	745,339	—	—	745,339
Cost of purchases	20,217,220	—	—	20,217,220
Proceeds from sales, including return of capital	(21,726,478)	—	—	(21,726,478)
Accrued discount (premium)	159,454	—	—	159,454
Transfers to Level 3	—	—	—	—
Transfers from Level 3(1)	—	(39,170,230)	(2,887,584)	(42,057,814)
Balance as of October 31, 2023	$ 25,557,142	$ —	$ —	$ 25,557,142
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2023	$ (1,916,974)	$ —	$ —	$ (1,916,974)
(1)	Transferred from Level 3 based on the observability of valuation inputs resulting from new market activity.
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2023:
Type of Investment	Fair Value as of October 31, 2023	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Loan Participation Notes	$25,557,142	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.46%-9.79%**	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 7.68% based on relative principal amounts.
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
56

Emerging Markets Local Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
On February 24, 2022, Russia launched an invasion of Ukraine, following rising tensions over the buildup of Russian troops along the Ukrainian border and joint military exercises by Russia with Belarus. In response to the invasion, many countries, including the U.S., have imposed economic sanctions on Russian governmental institutions, Russian entities, and Russian individuals. The conflict and sanctions have had a negative impact on the Russian economy, on the Russian currency, and on investments having exposure to Russia, Belarus and Ukraine. The conflict could also have a significant effect on investments outside the region. The duration and extent of the military conflict with Russia and the related sanctions cannot be predicted at this time.
57

Emerging Markets Local Income Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
58

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
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Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Emerging Markets Local Income Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Emerging Markets Local Income Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with
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Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel. The Board considered each Adviser’s expertise with respect to emerging markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: gain exposure to sectors of the market EVM believes may not be represented or underrepresented by the Portfolio; to hedge certain Portfolio exposures; and/or to otherwise manage the exposures of the Fund.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Portfolio. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Portfolio as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Portfolio and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisoryand related services are reasonable.
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Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio , on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
62

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
63

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, "MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
64

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
65

Eaton Vance
Emerging Markets Local Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
66

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
67

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
68

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
69

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Investment Adviser of Emerging Markets Local Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040    10.31.23

Eaton Vance
Floating-Rate Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Floating-Rate Fund

Eaton Vance
Floating-Rate Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
Amid global concerns about inflation, rising interest rates, and the Russia-Ukraine war, senior loans displayed their value as a portfolio diversifier by outperforming most U.S. fixed-income asset classes during the 12-month period ended October 31, 2023.
With senior loans among the few asset classes to benefit from rising interest rates, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), a broad measure of the asset class, returned 11.92% during the period. Senior loans generally outperformed investment-grade corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds.
As the period began in November 2022, the U.S. Federal Reserve’s (the Fed’s) campaign of interest rate hikes was generally viewed as a positive environment for floating-rate loans, and the asset class rallied during the closing months of 2022.
The senior loan rally continued into 2023, with the Index returning 2.73% in January -- its best monthly performance since May 2020 -- and posting positive performance in February 2023 as well. But in mid-March, the unexpected collapse of Silicon Valley Bank and Signature Bank triggered fears of contagion in the regional banking sector and put a damper on asset performance across capital markets. As a result, the Index return was virtually flat in March 2023.
Senior loans rallied again in April 2023, but gave back some of those gains in May amid recession concerns. From June through September 2023, senior loans rallied once more as recession fears receded. In the rising-rate environment, coupon interest accounted for nearly three-quarters of the Index’s performance in 2023 through September.
However, in October 2023, amid volatility that rattled capital markets, loan prices slipped modestly and the Index return was virtually flat for the month -- although senior loans continued to outperform virtually all other U.S. fixed-income asset classes during the closing month of the period.
Asset class technical factors were generally supportive throughout the period, contributing to the overall performance of senior loans. For example, the supply of new loans was limited during the period, which supported floating-rate prices in secondary markets.
In addition, new capital formation in structured products provided a tailwind for the asset class, reflecting continued institutional interest in senior loans during the period.
While issuer fundamentals deteriorated for the period as a whole, they improved during the period’s closing months. The trailing 12-month default rate rose from 0.83% at the start of the period to 1.71% as of June 30, 2023, and then declined to 1.36% at period-end -- about half the market’s 2.70% long-term average. Despite fluctuating default rates, loan prices improved from $92.20 at the start of the period to $94.80 at period-end.
For the period as a whole, BBB-, BB-, B-, CCC- and D-rated (defaulted) loans within the Index returned 8.71%, 9.82%, 13.27%, 12.40%, and -30.85%, respectively.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Floating-Rate Fund (the Fund) returned 10.04% for Class A shares at net asset value (NAV), underperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan Index (the Index), which returned 11.92%.
The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.
The Fund’s out-of-Index allocation to secured high yield bonds detracted from Fund returns versus the Index, as floating-rate loans outperformed their fixed-rate counterparts in the bond market during the period.
On an industry basis, loan selections in the media; information technology services; aerospace & defense; and diversified telecommunication services industries also detracted from returns versus the Index. On an individual loan basis, the top detractors from relative returns were an out-of-Index position in a global logistics provider, and an overweight position in a digital infrastructure provider.
In contrast, the Fund’s modest out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to Fund returns versus the Index.
On an industry basis, loan selections in the health care equipment & supplies industry, and in the energy equipment & services industry contributed to Fund returns versus the Index during the period. On an individual loan basis, the top contributors to relative returns were an out-of-Index position in a steel forgings manufacturer, and an overweight position in a home health care provider.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Floating-Rate Fund
October 31, 2023
Performance

Portfolio Manager(s) Andrew N. Sveen, CFA, Ralph H. Hinckley, Jr., CFA and Jake T. Lemle, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	02/07/2001	02/07/2001	10.11%	2.99%	3.28%
Class A at NAV	05/05/2003	02/07/2001	10.04	2.98	3.28
Class A with 3.25% Maximum Sales Charge	—	—	6.50	2.31	2.94
Class C at NAV	02/01/2001	02/07/2001	9.29	2.22	2.65
Class C with 1% Maximum Deferred Sales Charge	—	—	8.29	2.22	2.65
Class I at NAV	01/30/2001	02/07/2001	10.38	3.23	3.54
Class R6 at NAV	12/01/2016	02/07/2001	10.44	3.31	3.59

Morningstar® LSTA® US Leveraged Loan IndexSM	—	—	11.92%	4.46%	4.22%
% Total Annual Operating Expense Ratios[3]	Advisers Class	Class A	Class C	Class I	Class R6
	1.02%	1.02%	1.77%	0.77%	0.72%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2013	$13,816	N.A.
Class C	$10,000	10/31/2013	$12,995	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,416,449	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2013	$7,116,844	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Floating-Rate Fund
October 31, 2023
Fund Profile

Top 10 Issuers (% of total investments)[1]
Carnival Corporation	1.3%
TransDigm, Inc.	1.1
Uber Technologies, Inc.	1.0
ICON Luxembourg S.a.r.l.	0.9
American Airlines, Inc.	0.9
Ultimate Software Group, Inc. (The)	0.8
Select Medical Corporation	0.8
Go Daddy Operating Company, LLC	0.8
Applied Systems, Inc.	0.8
INEOS Quattro Holdings UK, Ltd	0.8
Total	9.2%
Top 10 Sectors (% of total investments)[1]
Software	11.5%
Hotels, Restaurants & Leisure	5.3
Chemicals	4.9
Capital Markets	4.8
IT Services	4.5
Machinery	4.4
Health Care Providers & Services	4.4
Professional Services	3.1
Commercial Services & Supplies	3.0
Trading Companies & Distributors	2.8
Total	48.7%

Credit Quality (% of bonds, loans and asset-backed securities)[2]
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
[1]	Excludes cash and cash equivalents.
[2]	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.
4

Eaton Vance
Floating-Rate Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.

5

Eaton Vance
Floating-Rate Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Advisers Class	$1,000.00	$1,043.30	$5.41	1.05%
Class A	$1,000.00	$1,042.00	$5.46	1.06%
Class C	$1,000.00	$1,039.30	$9.30	1.81%
Class I	$1,000.00	$1,043.30	$4.12	0.80%
Class R6	$1,000.00	$1,043.60	$3.86	0.75%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.91	$5.35	1.05%
Class A	$1,000.00	$1,019.86	$5.40	1.06%
Class C	$1,000.00	$1,016.08	$9.20	1.81%
Class I	$1,000.00	$1,021.17	$4.08	0.80%
Class R6	$1,000.00	$1,021.43	$3.82	0.75%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
6

Eaton Vance
Floating-Rate Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost $5,301,608,824)	$ 4,955,197,645
Receivable for Fund shares sold	18,590,565
Total assets	$ 4,973,788,210
Liabilities
Payable for Fund shares redeemed	$ 32,233,105
Distributions payable	6,536,211
Payable to affiliates:
Administration fee	633,402
Distribution and service fees	231,893
Trustees' fees	42
Accrued expenses	905,564
Total liabilities	$ 40,540,217
Net Assets	$ 4,933,247,993
Sources of Net Assets
Paid-in capital	$ 6,109,708,267
Accumulated loss	(1,176,460,274)
Net Assets	$ 4,933,247,993
Advisers Class Shares
Net Assets	$ 123,631,589
Shares Outstanding	14,904,785
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.29
Class A Shares
Net Assets	$ 606,135,868
Shares Outstanding	70,628,193
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.58
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 8.87
Class C Shares
Net Assets	$ 88,376,988
Shares Outstanding	10,666,201
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 8.29
Class I Shares
Net Assets	$ 3,343,187,568
Shares Outstanding	402,772,126
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.30
7
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2023
Statement of Assets and Liabilities — continued

October 31, 2023
Class R6 Shares
Net Assets	$771,915,980
Shares Outstanding	92,911,746
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.31
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
8
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio	$ 9,452,073
Interest and other income allocated from Portfolio	479,465,528
Expenses allocated from Portfolio	(31,990,814)
Total investment income from Portfolio	$ 456,926,787
Expenses
Administration fee	$ 8,320,781
Distribution and service fees:
Advisers Class	210,041
Class A	1,619,157
Class C	1,021,874
Trustees’ fees and expenses	500
Custodian fee	62,000
Transfer and dividend disbursing agent fees	3,225,076
Legal and accounting services	181,762
Printing and postage	243,033
Registration fees	193,158
Miscellaneous	59,054
Total expenses	$ 15,136,436
Net investment income	$ 441,790,351
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ (232,878,242)
Foreign currency transactions	1,741,885
Forward foreign currency exchange contracts	(53,776,452)
Net realized loss	$(284,912,809)
Change in unrealized appreciation (depreciation):
Investments	$ 388,869,325
Foreign currency	816,610
Forward foreign currency exchange contracts	9,871,157
Net change in unrealized appreciation (depreciation)	$ 399,557,092
Net realized and unrealized gain	$ 114,644,283
Net increase in net assets from operations	$ 556,434,634
9
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 441,790,351	$ 334,300,856
Net realized gain (loss)	(284,912,809)	51,017,745
Net change in unrealized appreciation (depreciation)	399,557,092	(705,877,234)
Net increase (decrease) in net assets from operations	$ 556,434,634	$ (320,558,633)
Distributions to shareholders:
Advisers Class	$ (6,652,329)	$ (4,757,274)
Class A	(50,592,690)	(30,066,757)
Class C	(7,196,866)	(4,158,164)
Class I	(322,989,148)	(264,847,517)
Class R6	(55,794,960)	(32,476,524)
Total distributions to shareholders	$ (443,225,993)	$ (336,306,236)
Transactions in shares of beneficial interest:
Advisers Class	$ 45,758,267	$ (70,541,874)
Class A	(113,678,147)	15,620,342
Class C	(31,000,899)	(7,659,273)
Class I	(2,014,176,168)	(205,000,386)
Class R6	135,361,177	(28,806,651)
Net decrease in net assets from Fund share transactions	$(1,977,735,770)	$ (296,387,842)
Net decrease in net assets	$(1,864,527,129)	$ (953,252,711)
Net Assets
At beginning of year	$ 6,797,775,122	$ 7,751,027,833
At end of year	$ 4,933,247,993	$6,797,775,122
10
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2023
Financial Highlights

	Advisers Class
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.150	$ 8.810	$ 8.470	$ 8.740	$ 9.050
Income (Loss) From Operations
Net investment income(1)	$ 0.656	$ 0.318	$ 0.268	$ 0.321	$ 0.411
Net realized and unrealized gain (loss)	0.134	(0.639)	0.345	(0.267)	(0.310)
Total income (loss) from operations	$ 0.790	$ (0.321)	$ 0.613	$ 0.054	$ 0.101
Less Distributions
From net investment income	$ (0.650)	$ (0.339)	$ (0.273)	$ (0.324)	$ (0.411)
Total distributions	$ (0.650)	$ (0.339)	$ (0.273)	$ (0.324)	$ (0.411)
Net asset value — End of year	$ 8.290	$ 8.150	$ 8.810	$ 8.470	$ 8.740
Total Return(2)	10.11%	(3.70)%	7.30%	0.70%	1.16%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$123,632	$77,084	$157,768	$94,411	$364,983
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.05% (4)	1.01% (4)	1.03%	1.08%	1.03%
Net investment income	7.89%	3.70%	3.05%	3.78%	4.63%
Portfolio Turnover of the Portfolio	19%	27%	26%	28%	16%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
11
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2023
Financial Highlights — continued

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.430	$ 9.120	$ 8.770	$ 9.050	$ 9.360
Income (Loss) From Operations
Net investment income(1)	$ 0.669	$ 0.349	$ 0.278	$ 0.322	$ 0.425
Net realized and unrealized gain (loss)	0.154	(0.688)	0.354	(0.268)	(0.310)
Total income (loss) from operations	$ 0.823	$ (0.339)	$ 0.632	$ 0.054	$ 0.115
Less Distributions
From net investment income	$ (0.673)	$ (0.351)	$ (0.282)	$ (0.334)	$ (0.425)
Total distributions	$ (0.673)	$ (0.351)	$ (0.282)	$ (0.334)	$ (0.425)
Net asset value — End of year	$ 8.580	$ 8.430	$ 9.120	$ 8.770	$ 9.050
Total Return(2)	10.04%	(3.78)%	7.27%	0.79%	1.17%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$606,136	$707,666	$751,136	$658,206	$788,125
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.06% (4)	1.01% (4)	1.03%	1.07%	1.02%
Net investment income	7.79%	3.96%	3.06%	3.68%	4.63%
Portfolio Turnover of the Portfolio	19%	27%	26%	28%	16%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
12
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.140	$ 8.800	$ 8.470	$ 8.730	$ 9.040
Income (Loss) From Operations
Net investment income(1)	$ 0.582	$ 0.271	$ 0.203	$ 0.251	$ 0.343
Net realized and unrealized gain (loss)	0.155	(0.656)	0.334	(0.251)	(0.308)
Total income (loss) from operations	$ 0.737	$ (0.385)	$ 0.537	$ —	$ 0.035
Less Distributions
From net investment income	$ (0.587)	$ (0.275)	$ (0.207)	$ (0.260)	$ (0.345)
Total distributions	$ (0.587)	$ (0.275)	$ (0.207)	$ (0.260)	$ (0.345)
Net asset value — End of year	$ 8.290	$ 8.140	$ 8.800	$ 8.470	$ 8.730
Total Return(2)	9.29%	(4.43)%	6.38%	0.06%	0.40%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$88,377	$117,294	$135,213	$189,138	$328,577
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.81% (4)	1.76% (4)	1.79%	1.82%	1.78%
Net investment income	7.03%	3.18%	2.32%	2.97%	3.86%
Portfolio Turnover of the Portfolio	19%	27%	26%	28%	16%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
13
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.150	$ 8.820	$ 8.480	$ 8.750	$ 9.060
Income (Loss) From Operations
Net investment income(1)	$ 0.664	$ 0.356	$ 0.289	$ 0.335	$ 0.433
Net realized and unrealized gain (loss)	0.158	(0.665)	0.346	(0.260)	(0.309)
Total income (loss) from operations	$ 0.822	$ (0.309)	$ 0.635	$ 0.075	$ 0.124
Less Distributions
From net investment income	$ (0.672)	$ (0.361)	$ (0.295)	$ (0.345)	$ (0.434)
Total distributions	$ (0.672)	$ (0.361)	$ (0.295)	$ (0.345)	$ (0.434)
Net asset value — End of year	$ 8.300	$ 8.150	$ 8.820	$ 8.480	$ 8.750
Total Return(2)	10.38%	(3.57)%	7.56%	0.95%	1.41%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,343,188	$5,269,963	$5,988,270	$3,565,898	$4,985,629
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.81% (4)	0.76% (4)	0.78%	0.82%	0.77%
Net investment income	8.00%	4.18%	3.29%	3.95%	4.88%
Portfolio Turnover of the Portfolio	19%	27%	26%	28%	16%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
14
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2023
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.160	$ 8.830	$ 8.490	$ 8.760	$ 9.060
Income (Loss) From Operations
Net investment income(1)	$ 0.680	$ 0.358	$ 0.293	$ 0.335	$ 0.437
Net realized and unrealized gain (loss)	0.147	(0.662)	0.347	(0.254)	(0.299)
Total income (loss) from operations	$ 0.827	$ (0.304)	$ 0.640	$ 0.081	$ 0.138
Less Distributions
From net investment income	$ (0.677)	$ (0.366)	$ (0.300)	$ (0.351)	$ (0.438)
Total distributions	$ (0.677)	$ (0.366)	$ (0.300)	$ (0.351)	$ (0.438)
Net asset value — End of year	$ 8.310	$ 8.160	$ 8.830	$ 8.490	$ 8.760
Total Return(2)	10.44%	(3.51)%	7.61%	1.01%	1.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$771,916	$625,769	$718,642	$386,940	$399,233
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.75% (4)	0.71% (4)	0.73%	0.76%	0.72%
Net investment income	8.17%	4.19%	3.34%	3.97%	4.92%
Portfolio Turnover of the Portfolio	19%	27%	26%	28%	16%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
15
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (86.0% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
16

Eaton Vance
Floating-Rate Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$443,225,993	$336,306,236
During the year ended October 31, 2023, accumulated loss was increased by $1,845,644 and paid-in capital was increased by $1,845,644 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 21,687,215
Deferred capital losses	(737,114,128)
Net unrealized depreciation	(454,497,150)
Distributions payable	(6,536,211)
Accumulated loss	$(1,176,460,274)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $737,114,128 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $74,968,901 are short-term and $662,145,227 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.4900%
$5 billion but less than $10 billion	0.4600%
$10 billion but less than $15 billion	0.4350%
$15 billion but less than $20 billion	0.4150%
$20 billion but less than $25 billion	0.4000%
$25 billion and over	0.3900%
17

Eaton Vance
Floating-Rate Fund
October 31, 2023
Notes to Financial Statements — continued

For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For year ended October 31, 2023, the administration fee amounted to $8,320,781. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $223,850 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $36,563 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2023 in the amount of $6,677. EVD also received distribution and service fees from Advisers Class, Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect distribution plans for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $210,041 for Advisers Class shares and $1,619,157 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $766,405 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $255,469 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $14,143 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $282,861,050 and $2,732,176,996, respectively.
18

Eaton Vance
Floating-Rate Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Advisers Class
Sales	8,641,662	$ 72,212,163	3,644,668	$ 31,551,820
Issued to shareholders electing to receive payments of distributions in Fund shares	791,416	6,582,749	554,744	4,711,807
Redemptions	(3,989,668)	(33,036,645)	(12,641,510)	(106,805,501)
Net increase (decrease)	5,443,410	$ 45,758,267	(8,442,098)	$ (70,541,874)
Class A
Sales	12,432,666	$ 106,676,323	25,542,048	$ 226,746,300
Issued to shareholders electing to receive payments of distributions in Fund shares	5,050,433	43,391,112	2,944,032	25,655,161
Redemptions	(30,796,059)	(263,745,582)	(26,921,633)	(236,781,119)
Net increase (decrease)	(13,312,960)	$ (113,678,147)	1,564,447	$ 15,620,342
Class C
Sales	1,292,224	$ 10,703,034	4,108,247	$ 35,372,450
Issued to shareholders electing to receive payments of distributions in Fund shares	747,519	6,198,897	419,546	3,528,094
Redemptions	(5,784,216)	(47,902,830)	(5,477,117)	(46,559,817)
Net decrease	(3,744,473)	$ (31,000,899)	(949,324)	$ (7,659,273)
Class I
Sales	126,577,358	$ 1,049,625,183	382,492,826	$ 3,292,754,189
Issued to shareholders electing to receive payments of distributions in Fund shares	32,389,436	269,072,260	24,345,368	205,385,574
Redemptions	(402,538,193)	(3,332,873,611)	(439,558,448)	(3,703,140,149)
Net decrease	(243,571,399)	$(2,014,176,168)	(32,720,254)	$ (205,000,386)
Class R6
Sales	51,948,178	$ 431,460,935	53,221,812	$ 460,319,638
Issued to shareholders electing to receive payments of distributions in Fund shares	3,650,917	30,368,362	2,148,153	18,135,563
Redemptions	(39,367,783)	(326,468,120)	(60,111,113)	(507,261,852)
Net increase (decrease)	16,231,312	$ 135,361,177	(4,741,148)	$ (28,806,651)
19

Eaton Vance
Floating-Rate Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
20

Eaton Vance
Floating-Rate Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $1,071,244, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 0.49% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 94.19% of distributions from net investment income as a 163(j) interest dividend.
21

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments

Asset-Backed Securities — 4.7%
Security	Principal Amount (000's omitted)	Value
Alinea CLO, Ltd.:
Series 2018-1A, Class D, 8.777%, (3 mo. SOFR + 3.362%), 7/20/31(1)(2)	$2,500	$ 2,403,450
Series 2018-1A, Class E, 11.677%, (3 mo. SOFR + 6.262%), 7/20/31(1)(2)	3,000	2,621,361
AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 12.566%, (3 mo. SOFR + 7.172%), 1/15/32(1)(2)	4,000	3,515,388
AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 11.807%, (3 mo. SOFR + 6.442%), 11/10/30(1)(2)	3,525	3,009,589
Apidos CLO XX, Series 2015-20A, Class DR, 11.356%, (3 mo. SOFR + 5.962%), 7/16/31(1)(2)	2,375	2,135,332
Ares Loan Funding II, Ltd., Series 2022-ALF2A, Class ER, 13.656%, (3 mo. SOFR + 8.24%), 10/20/36(1)(2)	1,325	1,298,898
Ares LVlll CLO, Ltd., Series 2020-58A, Class ER, 12.094%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	3,000	2,733,831
Ares XLIX CLO, Ltd., Series 2018-49A, Class D, 8.674%, (3 mo. SOFR + 3.262%), 7/22/30(1)(2)	2,500	2,395,640
Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 8.526%, (3 mo. SOFR + 3.162%), 5/15/30(1)(2)	5,000	4,754,640
Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 11.356%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,000	3,552,104
Babson CLO, Ltd.:
Series 2015-1A, Class DR, 8.277%, (3 mo. SOFR + 2.862%), 1/20/31(1)(2)	2,500	2,362,727
Series 2018-1A, Class C, 8.256%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	3,500	3,276,546
Bain Capital Credit CLO, Ltd.:
Series 2018-1A, Class D, 8.374%, (3 mo. SOFR + 2.962%), 4/23/31(1)(2)	5,000	4,651,770
Series 2018-1A, Class E, 11.024%, (3 mo. SOFR + 5.612%), 4/23/31(1)(2)	3,000	2,511,483
Battalion CLO XXII, Ltd., Series 2021-22A, Class E, 12.627%, (3 mo. SOFR + 7.212%), 1/20/35(1)(2)	1,750	1,482,668
Battalion CLO XXIII, Ltd., Series 2022-23A, Class D, 9.344%, (3 mo. SOFR + 3.95%), 5/19/36(1)(2)	3,500	3,230,965
Benefit Street Partners CLO V-B, Ltd., Series 2018-5BA, Class D, 11.627%, (3 mo. SOFR + 6.212%), 4/20/31(1)(2)	3,500	3,250,653
Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 11.277%, (3 mo. SOFR + 5.862%), 1/20/31(1)(2)	5,401	4,544,758
Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 8.277%, (3 mo. SOFR + 2.862%), 4/20/31(1)(2)	1,500	1,419,594
Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 12.364%, (3 mo. SOFR + 6.962%), 1/17/32(1)(2)	2,250	2,108,072
Security	Principal Amount (000's omitted)	Value
Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 12.006%, (3 mo. SOFR + 6.612%), 7/15/32(1)(2)	$1,750	$ 1,677,869
Benefit Street Partners CLO XXII, Ltd., Series 2020-22A, Class ER, 12.346%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	930,082
Benefit Street Partners CLO XXV, Ltd., Series 2021-25A, Class E, 12.506%, (3 mo. SOFR + 7.112%), 1/15/35(1)(2)	3,000	2,845,206
Betony CLO 2, Ltd.:
Series 2018-1A, Class C, 8.552%, (3 mo. SOFR + 3.162%), 4/30/31(1)(2)	2,500	2,387,102
Series 2018-1A, Class D, 11.302%, (3 mo. SOFR + 5.912%), 4/30/31(1)(2)	2,475	2,178,101
BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 12.517%, (3 mo. SOFR + 7.102%), 4/20/34(1)(2)	1,000	880,092
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 12.807%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	3,000	2,781,324
BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 12.094%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,779,092
BlueMountain CLO XXXIII, Ltd., Series 2021-33A, Class E, 12.471%, (3 mo. SOFR + 7.092%), 11/20/34(1)(2)	2,500	2,322,227
BlueMountain CLO XXXV, Ltd., Series 2022-35A, Class E, 13.162%, (3 mo. SOFR + 7.75%), 7/22/35(1)(2)	2,000	1,884,938
BlueMountain CLO, Ltd.:
Series 2016-3A, Class DR, 8.726%, (3 mo. SOFR + 3.362%), 11/15/30(1)(2)	1,500	1,375,377
Series 2016-3A, Class ER, 11.576%, (3 mo. SOFR + 6.212%), 11/15/30(1)(2)	1,500	1,224,608
Series 2018-1A, Class D, 8.702%, (3 mo. SOFR + 3.312%), 7/30/30(1)(2)	2,500	2,266,958
Series 2018-1A, Class E, 11.602%, (3 mo. SOFR + 6.212%), 7/30/30(1)(2)	2,000	1,534,322
Bryant Park Funding, Ltd.:
Series 2023-20A, Class D, 11.449%, (3 mo. SOFR + 6.09%), 7/15/36(1)(2)	3,500	3,410,771
Series 2023-21A, Class D, 10.935%, (3 mo. SOFR + 5.45%), 10/18/36(1)(2)	3,525	3,501,841
Canyon Capital CLO, Ltd.:
Series 2012-1RA, Class E, 11.356%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,875	4,244,814
Series 2016-1A, Class ER, 11.406%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	4,000	3,392,436
Series 2016-2A, Class ER, 11.656%, (3 mo. SOFR + 6.262%), 10/15/31(1)(2)	4,500	3,826,125
Series 2017-1A, Class E, 11.906%, (3 mo. SOFR + 6.512%), 7/15/30(1)(2)	3,250	2,877,287

22
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Canyon Capital CLO, Ltd.: (continued)
Series 2018-1A, Class D, 8.556%, (3 mo. SOFR + 3.162%), 7/15/31(1)(2)	$3,000	$ 2,848,887
Series 2018-1A, Class E, 11.406%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	2,750	2,345,882
Series 2019-2A, Class ER, 12.406%, (3 mo. SOFR + 7.011%), 10/15/34(1)(2)	1,500	1,360,722
Carlyle CLO C17, Ltd.:
Series C17A, Class CR, 8.452%, (3 mo. SOFR + 3.062%), 4/30/31(1)(2)	5,000	4,680,700
Series C17A, Class DR, 11.652%, (3 mo. SOFR + 6.262%), 4/30/31(1)(2)	3,500	2,841,314
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class CR2, 9.156%, (3 mo. SOFR + 3.762%), 1/14/32(1)(2)	2,500	2,408,155
Series 2012-3A, Class DR2, 12.156%, (3 mo. SOFR + 6.761%), 1/14/32(1)(2)	1,500	1,251,521
Series 2014-3RA, Class C, 8.599%, (3 mo. SOFR + 3.212%), 7/27/31(1)(2)	1,000	924,119
Series 2014-3RA, Class D, 11.049%, (3 mo. SOFR + 5.662%), 7/27/31(1)(2)	2,150	1,877,116
Series 2014-4RA, Class C, 8.556%, (3 mo. SOFR + 3.162%), 7/15/30(1)(2)	2,000	1,848,728
Series 2014-4RA, Class D, 11.306%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	1,500	1,206,492
Carlyle US CLO, Ltd.:
Series 2019-4A, Class DR, 11.994%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	3,000	2,658,969
Series 2022-6A, Class DR, 10.13%, (3 mo. SOFR + 4.75%), 10/25/36(1)(2)	2,200	2,207,482
CarVal CLO IV, Ltd., Series 2021-1A, Class E, 12.277%, (3 mo. SOFR + 6.862%), 7/20/34(1)(2)	1,000	975,659
CIFC Funding, Ltd., Series 2022-4A, Class D, 8.944%, (3 mo. SOFR + 3.55%), 7/16/35(1)(2)	1,750	1,725,726
Dryden CLO, Ltd.:
Series 2018-55A, Class D, 8.506%, (3 mo. SOFR + 3.112%), 4/15/31(1)(2)	1,500	1,399,137
Series 2018-55A, Class E, 11.056%, (3 mo. SOFR + 5.662%), 4/15/31(1)(2)	2,000	1,749,672
Series 2022-112A, Class E, 13.145%, (3 mo. SOFR + 7.78%), 8/15/34(1)(2)	2,000	1,973,216
Dryden Senior Loan Fund:
Series 2015-41A, Class DR, 8.256%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	5,000	4,641,865
Series 2015-41A, Class ER, 10.956%, (3 mo. SOFR + 5.562%), 4/15/31(1)(2)	1,268	989,947
Series 2016-42A, Class DR, 8.586%, (3 mo. SOFR + 3.192%), 7/15/30(1)(2)	2,500	2,348,357
Series 2016-42A, Class ER, 11.206%, (3 mo. SOFR + 5.812%), 7/15/30(1)(2)	3,500	2,953,135
Elmwood CLO 14, Ltd., Series 2022-1A, Class E, 11.766%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	1,950	1,875,321
Elmwood CLO 17, Ltd., Series 2022-4A, Class E, 12.553%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	2,250	2,229,032
Security	Principal Amount (000's omitted)	Value
Galaxy XXV CLO, Ltd.:
Series 2018-25A, Class D, 8.74%, (3 mo. SOFR + 3.362%), 10/25/31(1)(2)	$2,500	$ 2,438,492
Series 2018-25A, Class E, 11.59%, (3 mo. SOFR + 6.211%), 10/25/31(1)(2)	3,500	3,098,378
Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 11.677%, (3 mo. SOFR + 6.262%), 1/20/31(1)(2)	2,500	2,340,557
Golub Capital Partners CLO 37B, Ltd.:
Series 2018-37A, Class D, 8.977%, (3 mo. SOFR + 3.562%), 7/20/30(1)(2)	4,000	3,709,444
Series 2018-37A, Class E, 11.427%, (3 mo. SOFR + 6.012%), 7/20/30(1)(2)	4,750	4,695,978
Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 12.377%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	1,250	1,141,728
Golub Capital Partners CLO 58B, Ltd., Series 2021-58A, Class E, 12.45%, (3 mo. SOFR + 7.072%), 1/25/35(1)(2)	2,500	2,306,540
Halseypoint CLO 5, Ltd., Series 2021-5A, Class E, 12.592%, (3 mo. SOFR + 7.202%), 1/30/35(1)(2)	2,000	1,821,042
Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 12.077%, (3 mo. SOFR + 6.662%), 4/20/34(1)(2)	1,000	929,261
ICG US CLO, Ltd.:
Series 2018-2A, Class D, 8.774%, (3 mo. SOFR + 3.362%), 7/22/31(1)(2)	2,000	1,844,714
Series 2018-2A, Class E, 11.424%, (3 mo. SOFR + 6.012%), 7/22/31(1)(2)	3,000	2,468,892
Madison Park Funding LIX, Ltd., Series 2021-59A, Class E, 12.257%, (3 mo. SOFR + 6.862%), 1/18/34(1)(2)	1,450	1,354,316
Madison Park Funding XXV, Ltd., Series 2017-25A, Class D, 11.74%, (3 mo. SOFR + 6.362%), 4/25/29(1)(2)	1,500	1,399,364
Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 12.444%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,500	2,464,607
Marble Point CLO XXIV, Ltd., Series 2022-1A, Class D1, 9.656%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	2,000	1,948,968
Neuberger Berman CLO XXII, Ltd.:
Series 2016-22A, Class DR, 8.764%, (3 mo. SOFR + 3.362%), 10/17/30(1)(2)	2,500	2,405,505
Series 2016-22A, Class ER, 11.724%, (3 mo. SOFR + 6.322%), 10/17/30(1)(2)	3,000	2,729,217
Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 11.277%, (3 mo. SOFR + 5.862%), 4/20/30(1)(2)	1,950	1,712,176
Neuberger Berman Loan Advisers CLO 30, Ltd., Series 2018-30A, Class ER, 11.877%, (3 mo. SOFR + 6.462%), 1/20/31(1)(2)	1,000	944,940

23
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Neuberger Berman Loan Advisers CLO 48, Ltd., Series 2022-48A, Class E, 11.878%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	$3,200	$ 3,044,691
OCP CLO, Ltd.:
Series 2022-24A, Class D, 9.216%, (3 mo. SOFR + 3.80%), 7/20/35(1)(2)	500	472,812
Series 2022-24A, Class E, 12.836%, (3 mo. SOFR + 7.42%), 7/20/35(1)(2)	1,000	966,488
Palmer Square CLO, Ltd.:
Series 2013-2A, Class DRR, 11.514%, (3 mo. SOFR + 6.111%), 10/17/31(1)(2)	1,325	1,241,293
Series 2015-1A, Class DR4, 12.141%, (3 mo. SOFR + 6.762%), 5/21/34(1)(2)	2,000	1,847,830
Series 2018-1A, Class D, 10.807%, (3 mo. SOFR + 5.412%), 4/18/31(1)(2)	2,000	1,881,298
Series 2018-2A, Class D, 11.256%, (3 mo. SOFR + 5.862%), 7/16/31(1)(2)	2,000	1,928,870
Series 2021-2A, Class E, 12.006%, (3 mo. SOFR + 6.612%), 7/15/34(1)(2)	1,000	962,846
Series 2022-1A, Class E, 11.766%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	2,000	1,929,592
RAD CLO 5, Ltd., Series 2019-5A, Class E, 12.36%, (3 mo. SOFR + 6.962%), 7/24/32(1)(2)	1,250	1,169,161
RAD CLO 14, Ltd., Series 2021-14A, Class E, 12.156%, (3 mo. SOFR + 6.762%), 1/15/35(1)(2)	950	890,045
Regatta XIII Funding, Ltd.:
Series 2018-2A, Class C, 8.756%, (3 mo. SOFR + 3.362%), 7/15/31(1)(2)	2,500	2,432,925
Series 2018-2A, Class D, 11.606%, (3 mo. SOFR + 6.212%), 7/15/31(1)(2)	5,000	4,067,035
Regatta XIV Funding, Ltd.:
Series 2018-3A, Class D, 8.84%, (3 mo. SOFR + 3.462%), 10/25/31(1)(2)	2,500	2,442,735
Series 2018-3A, Class E, 11.59%, (3 mo. SOFR + 6.211%), 10/25/31(1)(2)	2,000	1,801,678
Regatta XV Funding, Ltd., Series 2018-4A, Class D, 12.14%, (3 mo. SOFR + 6.762%), 10/25/31(1)(2)	2,875	2,543,044
Symphony CLO, Ltd., Series 2022-37A, Class D1, 10.846%, (3 mo. SOFR + 5.43%), 10/20/34(1)(2)	2,500	2,518,007
Upland CLO, Ltd.:
Series 2016-1A, Class CR, 8.577%, (3 mo. SOFR + 3.162%), 4/20/31(1)(2)	4,500	4,239,504
Series 2016-1A, Class DR, 11.577%, (3 mo. SOFR + 6.162%), 4/20/31(1)(2)	2,125	1,920,182
Vibrant CLO IX, Ltd.:
Series 2018-9A, Class C, 8.877%, (3 mo. SOFR + 3.462%), 7/20/31(1)(2)	2,500	2,231,463
Series 2018-9A, Class D, 11.927%, (3 mo. SOFR + 6.512%), 7/20/31(1)(2)	3,500	2,432,773
Vibrant CLO X, Ltd.:
Series 2018-10A, Class C, 8.927%, (3 mo. SOFR + 3.512%), 10/20/31(1)(2)	5,000	4,605,920
Security	Principal Amount (000's omitted)	Value
Vibrant CLO X, Ltd.: (continued)
Series 2018-10A, Class D, 11.867%, (3 mo. SOFR + 6.452%), 10/20/31(1)(2)	$5,000	$ 3,719,755
Voya CLO, Ltd.:
Series 2015-3A, Class CR, 8.827%, (3 mo. SOFR + 3.412%), 10/20/31(1)(2)	2,500	2,177,888
Series 2015-3A, Class DR, 11.877%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	5,500	4,405,318
Series 2016-3A, Class CR, 8.907%, (3 mo. SOFR + 3.512%), 10/18/31(1)(2)	2,000	1,813,576
Series 2016-3A, Class DR, 11.737%, (3 mo. SOFR + 6.342%), 10/18/31(1)(2)	2,375	1,880,140
Series 2018-2A, Class E, 10.906%, (3 mo. SOFR + 5.512%), 7/15/31(1)(2)	2,500	2,129,953
Webster Park CLO, Ltd.:
Series 2015-1A, Class CR, 8.577%, (3 mo. SOFR + 3.162%), 7/20/30(1)(2)	2,000	1,925,990
Series 2015-1A, Class DR, 11.177%, (3 mo. SOFR + 5.762%), 7/20/30(1)(2)	2,500	2,130,353
Wellfleet CLO, Ltd.:
Series 2021-1A, Class D, 9.177%, (3 mo. SOFR + 3.762%), 4/20/34(1)(2)	1,200	1,078,579
Series 2021-3A, Class E, 12.756%, (3 mo. SOFR + 7.362%), 1/15/35(1)(2)	950	800,259
Series 2022-1A, Class D, 9.534%, (3 mo. SOFR + 4.14%), 4/15/34(1)(2)	1,000	945,569
Series 2022-1A, Class E, 13.254%, (3 mo. SOFR + 7.86%), 4/15/34(1)(2)	2,000	1,852,368
Total Asset-Backed Securities (identified cost $297,460,747)		$ 270,085,254

Common Stocks — 0.6%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Global Services, LLC(3)(4)(5)(6)	950	$ 0
IAP Global Services, LLC(3)(4)(5)	1,627	0
		$ 0
Chemicals — 0.0%
Flint Campfire Topco, Ltd., Class A(4)(5)(6)	3,812,783	$ 0
		$ 0
Commercial Services & Supplies — 0.1%
Monitronics International, Inc.(5)(6)	223,950	$ 4,702,950
Phoenix Services International, LLC(5)(6)	168,954	1,605,063
Phoenix Services International, LLC(5)(6)	15,415	146,442
		$ 6,454,455

24
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Containers and Glass Products — 0.0%(7)
LG Newco Holdco, Inc.(5)(6)	250,979	$ 1,443,129
		$ 1,443,129
Electronics/Electrical — 0.0%(7)
Skillsoft Corp.(5)(6)	44,676	$ 839,909
		$ 839,909
Entertainment — 0.1%
New Cineworld, Ltd.(5)(6)	80,602	$ 1,722,868
		$ 1,722,868
Health Care — 0.0%
Akorn Holding Company, LLC(4)(5)(6)	705,631	$ 0
		$ 0
Household Durables — 0.3%
Serta Simmons Bedding, Inc.(5)(6)	1,348,933	$ 18,885,062
Serta SSB Equipment Co.(4)(5)(6)	1,348,933	0
		$ 18,885,062
Investment Companies — 0.0%(7)
Aegletes B.V.(5)(6)	116,244	$ 280,439
Jubilee Topco, Ltd., Class A(4)(5)(6)	2,897,167	0
		$ 280,439
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., Class A(5)(6)	36,829	$ 3,148,879
		$ 3,148,879
Oil and Gas — 0.0%(7)
AFG Holdings, Inc.(4)(5)(6)	498,342	$ 986,717
McDermott International, Ltd.(5)(6)	1,013,850	273,740
		$ 1,260,457
Pharmaceuticals — 0.0%(7)
Covis Midco 1 S.a.r.l., Class A(5)(6)	8,008	$ 4,084
Covis Midco 1 S.a.r.l., Class B(5)(6)	8,008	4,084
Covis Midco 1 S.a.r.l., Class C(5)(6)	8,008	4,084
Covis Midco 1 S.a.r.l., Class D(5)(6)	8,008	4,084
Covis Midco 1 S.a.r.l., Class E(5)(6)	8,008	4,084
		$ 20,420
Retailers (Except Food and Drug) — 0.0%(7)
Phillips Pet Holding Corp.(4)(5)(6)	2,590	$ 102,897
		$ 102,897
Security	Shares	Value
Telecommunications — 0.0%
Global Eagle Entertainment(4)(5)(6)	364,650	$ 0
		$ 0
Utilities — 0.0%(7)
Longview Intermediate Holdings, LLC, Class A(6)	149,459	$ 1,206,134
		$ 1,206,134
Total Common Stocks (identified cost $80,724,650)		$ 35,364,649

Corporate Bonds — 9.1%
Security	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.4%
TransDigm, Inc.:
6.25%, 3/15/26(1)	1,500	$ 1,466,857
6.75%, 8/15/28(1)	3,175	3,086,841
6.875%, 12/15/30(1)	19,500	18,847,335
		$ 23,401,033
Air Transport — 0.6%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)	14,313	$ 13,932,268
5.75%, 4/20/29(1)	12,875	11,626,509
United Airlines, Inc.:
4.375%, 4/15/26(1)	4,625	4,294,819
4.625%, 4/15/29(1)	4,625	3,910,915
		$ 33,764,511
Automotive — 0.1%
Adient Global Holdings, Ltd., 7.00%, 4/15/28(1)	2,175	$ 2,143,235
Clarios Global, L.P., 6.75%, 5/15/25(1)	1,890	1,876,813
Clarios Global, L.P./Clarios US Finance Co., 6.25%, 5/15/26(1)	3,893	3,809,775
		$ 7,829,823
Building and Development — 0.1%
Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)	7,018	$ 6,406,346
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	900	847,274
		$ 7,253,620

25
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Business Equipment and Services — 0.8%
Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		2,075	$ 1,944,949
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:
4.625%, 6/1/28(1)		12,475	10,177,694
4.625%, 6/1/28(1)		23,725	19,429,703
Prime Security Services Borrower, LLC/Prime Finance, Inc., 5.75%, 4/15/26(1)		15,225	14,784,812
			$ 46,337,158
Chemicals — 0.4%
Cheever Escrow Issuer, LLC, 7.125%, 10/1/27(1)		925	$ 852,570
INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	1,250	1,253,188
INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,050	2,916,014
Olympus Water US Holding Corp.:
4.25%, 10/1/28(1)		9,350	7,470,369
9.75%, 11/15/28(1)		8,600	8,410,378
			$ 20,902,519
Commercial Services — 0.2%
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(1)		15,300	$ 13,517,376
			$ 13,517,376
Containers & Packaging — 0.2%
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC:
4.00%, 10/15/27(1)		5,150	$ 4,499,291
4.375%, 10/15/28(1)		9,125	7,772,883
			$ 12,272,174
Diversified Financial Services — 0.3%
AG Issuer, LLC, 6.25%, 3/1/28(1)		8,075	$ 7,447,716
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)		2,925	2,941,439
Aretec Escrow Issuer 2, Inc., 10.00%, 8/15/30(1)(8)		4,225	4,277,812
			$ 14,666,967
Diversified Telecommunication Services — 0.9%
Altice France S.A.:
5.125%, 1/15/29(1)		1,300	$ 898,591
5.125%, 7/15/29(1)		42,825	29,349,960
5.50%, 10/15/29(1)		6,455	4,445,207
Level 3 Financing, Inc., 3.875%, 11/15/29(1)		11,225	10,012,671
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)		6,500	5,367,635
			$ 50,074,064
Security	Principal Amount* (000's omitted)	Value
Drugs — 0.1%
Jazz Securities DAC, 4.375%, 1/15/29(1)	9,150	$ 7,965,382
		$ 7,965,382
Ecological Services and Equipment — 0.1%
GFL Environmental, Inc., 4.25%, 6/1/25(1)	5,300	$ 5,100,552
		$ 5,100,552
Electronics/Electrical — 0.4%
GoTo Group, Inc., 5.50%, 9/1/27(1)	10,760	$ 5,623,288
Imola Merger Corp., 4.75%, 5/15/29(1)	18,175	15,860,561
		$ 21,483,849
Entertainment — 0.1%
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	2,075	$ 1,818,737
Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	1,070	1,063,634
		$ 2,882,371
Health Care — 0.6%
Medline Borrower, L.P., 3.875%, 4/1/29(1)	22,800	$ 19,272,855
Tenet Healthcare Corp., 4.25%, 6/1/29	15,950	13,666,951
		$ 32,939,806
Hotels, Restaurants & Leisure — 0.6%
Carnival Corp., 4.00%, 8/1/28(1)	34,575	$ 30,102,544
SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,125	2,155,781
		$ 32,258,325
Household Products — 0.2%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(1)	14,212	$ 12,869,817
		$ 12,869,817
Insurance — 0.3%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co., 4.25%, 10/15/27(1)	700	$ 616,143
NFP Corp.:
4.875%, 8/15/28(1)	5,520	4,838,766
7.50%, 10/1/30(1)	2,925	2,773,221
8.50%, 10/1/31(1)	8,300	8,168,583
		$ 16,396,713

26
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Internet Software & Services — 0.2%
Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(1)	13,700	$ 13,175,673
		$ 13,175,673
Leisure Goods/Activities/Movies — 0.4%
Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)	3,300	$ 3,010,194
NCL Corp., Ltd., 5.875%, 2/15/27(1)	22,000	20,272,430
		$ 23,282,624
Machinery — 0.3%
Madison IAQ, LLC, 4.125%, 6/30/28(1)	13,400	$ 11,206,897
TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	7,150	6,516,919
		$ 17,723,816
Media — 0.4%
iHeartCommunications, Inc.:
4.75%, 1/15/28(1)	2,550	$ 1,806,845
5.25%, 8/15/27(1)	2,125	1,559,329
6.375%, 5/1/26	2,896	2,363,200
8.375%, 5/1/27	5,248	3,222,327
Univision Communications, Inc.:
4.50%, 5/1/29(1)	9,125	7,263,536
7.375%, 6/30/30(1)	9,150	8,065,665
		$ 24,280,902
Oil, Gas & Consumable Fuels — 0.2%
CITGO Petroleum Corporation, 7.00%, 6/15/25(1)	10,525	$ 10,352,865
		$ 10,352,865
Professional Services — 0.1%
CoreLogic, Inc., 4.50%, 5/1/28(1)	5,525	$ 4,384,419
		$ 4,384,419
Real Estate Investment Trusts (REITs) — 0.1%
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	6,425	$ 5,793,101
		$ 5,793,101
Retail — 0.2%
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	15,580	$ 13,109,246
		$ 13,109,246
Security	Principal Amount* (000's omitted)	Value
Retailers (Except Food and Drug) — 0.0%(7)
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,300	$ 1,151,746
		$ 1,151,746
Software — 0.3%
Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,225	$ 4,172,187
Cloud Software Group, Inc., 9.00%, 9/30/29(1)	13,600	11,594,068
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)	2,750	2,253,426
		$ 18,019,681
Technology — 0.2%
Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	11,400	$ 9,802,152
		$ 9,802,152
Telecommunications — 0.2%
LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	9,325	$ 7,273,692
VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	5,550	4,370,746
		$ 11,644,438
Trading Companies & Distributors — 0.0%(7)
American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	2,975	$ 2,673,667
		$ 2,673,667
Utilities — 0.0%(7)
Calpine Corp., 5.25%, 6/1/26(1)	1,109	$ 1,062,411
		$ 1,062,411
Wireless Telecommunication Services — 0.1%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	6,325	$ 5,809,702
		$ 5,809,702
Total Corporate Bonds (identified cost $598,447,001)		$ 524,182,503

Exchange-Traded Funds — 0.3%
Security	Shares	Value
SPDR Blackstone Senior Loan ETF	426,000	$ 17,700,300
Total Exchange-Traded Funds (identified cost $19,593,027)		$ 17,700,300

27
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Preferred Stocks — 0.2%
Security	Shares	Value
Nonferrous Metals/Minerals — 0.2%
ACNR Holdings, Inc., 15.00% (PIK)(5)(6)	17,394	$ 8,946,313
Total Preferred Stocks (identified cost $0)		$ 8,946,313

Senior Floating-Rate Loans — 81.4%(9)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 2.0%
Aernnova Aerospace S.A.U.:
Term Loan, 6.783%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,656	$ 4,760,370
Term Loan, 6.934%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	1,194	1,220,608
AI Convoy (Luxembourg) S.a.r.l., Term Loan, 7.722%, (3 mo. EURIBOR + 3.50%), 1/18/27	EUR	3,850	3,965,481
Dynasty Acquisition Co., Inc.:
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28		23,402	23,171,462
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28		10,029	9,930,627
IAP Worldwide Services, Inc., Term Loan - Second Lien, 12.152%, (3 mo. USD LIBOR + 6.50%), 7/18/23(4)		6,709	5,122,000
TransDigm, Inc.:
Term Loan, 8.64%, (SOFR + 3.25%), 2/22/27		27,544	27,555,452
Term Loan, 8.64%, (SOFR + 3.25%), 8/24/28		16,042	16,039,386
WP CPP Holdings, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 4/30/25		27,103	26,127,160
			$ 117,892,546
Airlines — 0.4%
American Airlines, Inc., Term Loan, 10.427%, (SOFR + 4.75%), 4/20/28		24,863	$ 25,246,750
			$ 25,246,750
Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 3/8/30		4,552	$ 4,500,914
			$ 4,500,914
Auto Components — 1.8%
Adient US, LLC, Term Loan, 8.689%, (SOFR + 3.25%), 4/10/28		5,523	$ 5,529,734
Borrower/Description	Principal Amount* (000's omitted)		Value
Auto Components (continued)
Autokiniton US Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 4/6/28		20,578	$ 20,209,276
Clarios Global, L.P., Term Loan, 7.118%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	16,490	17,399,074
DexKo Global, Inc.:
Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	3,272	3,271,262
Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	7,303	7,302,731
Term Loan, 9.402%, (SOFR + 3.75%), 10/4/28		13,371	12,834,434
Garrett Motion, Inc., Term Loan, 9.883%, (SOFR + 4.50%), 4/30/28		8,393	8,413,839
LSF12 Badger Bidco, LLC, Term Loan, 11.324%, (SOFR + 6.00%), 8/30/30		3,100	3,096,125
LTI Holdings, Inc., Term Loan, 10.189%, (SOFR + 4.75%), 7/24/26		7,044	6,755,899
RealTruck Group, Inc.:
Term Loan, 9.189%, (SOFR + 3.75%), 1/31/28		11,509	10,997,334
Term Loan, 10.406%, (SOFR + 5.00%), 1/31/28		7,125	6,833,317
			$ 102,643,025
Automobiles — 0.9%
Bombardier Recreational Products, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 5/24/27		38,161	$ 37,874,967
MajorDrive Holdings IV, LLC:
Term Loan, 9.652%, (SOFR + 4.00%), 6/1/28		14,893	14,508,379
Term Loan, 11.04%, (SOFR + 5.50%), 6/1/29		2,140	2,121,672
			$ 54,505,018
Beverages — 0.4%
City Brewing Company, LLC, Term Loan, 9.164%, (SOFR + 3.50%), 4/5/28		7,885	$ 5,847,062
Triton Water Holdings, Inc., Term Loan, 8.902%, (SOFR + 3.25%), 3/31/28		21,157	20,105,663
			$ 25,952,725
Biotechnology — 0.5%
Alkermes, Inc., Term Loan, 7.949%, (SOFR + 2.50%), 3/12/26		18,178	$ 18,041,169
Alltech, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 10/13/28		4,736	4,635,615
Grifols Worldwide Operations USA, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 11/15/27		4,440	4,324,991
			$ 27,001,775

28
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Building Products — 0.8%
Cornerstone Building Brands, Inc., Term Loan, 8.685%, (SOFR + 3.25%), 4/12/28		11,056	$ 10,542,540
CPG International, Inc., Term Loan, 7.924%, (SOFR + 2.50%), 4/28/29		13,637	13,635,545
LHS Borrower, LLC, Term Loan, 10.174%, (SOFR + 4.75%), 2/16/29		5,827	5,113,227
MI Windows and Doors, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/18/27		6,545	6,552,979
Oscar AcquisitionCo, LLC, Term Loan, 9.99%, (SOFR + 4.50%), 4/29/29		1,598	1,558,974
Standard Industries, Inc., Term Loan, 7.953%, (SOFR + 2.50%), 9/22/28		8,819	8,842,854
			$ 46,246,119
Capital Markets — 4.5%
Advisor Group, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 8/17/28		22,225	$ 22,167,154
AllSpring Buyer, LLC, Term Loan, 8.949%, (SOFR + 3.25%), 11/1/28		6,220	6,066,244
Aretec Group, Inc.:
Term Loan, 9.674%, (SOFR + 4.25%), 10/1/25		18,275	18,285,118
Term Loan, 9.924%, (SOFR + 4.50%), 8/9/30		8,853	8,620,426
CeramTec AcquiCo GmbH, Term Loan, 7.283%, (3 mo. EURIBOR + 3.50%), 3/16/29	EUR	12,779	13,217,332
Citadel Securities, L.P., Term Loan, 7.939%, (SOFR + 2.50%), 7/29/30		7,606	7,594,529
Citco Funding, LLC, Term Loan, 4/27/28(10)		8,175	8,190,328
Clipper Acquisitions Corp., Term Loan, 7.192%, (SOFR + 1.75%), 3/3/28		7,191	7,161,189
Edelman Financial Center, LLC, Term Loan, 8.939%, (SOFR + 3.50%), 4/7/28		18,913	18,620,831
EIG Management Company, LLC, Term Loan, 9.177%, (SOFR + 3.75%), 2/22/25		2,859	2,858,625
FinCo I, LLC, Term Loan, 8.383%, (SOFR + 3.00%), 6/27/29		12,818	12,824,284
Focus Financial Partners, LLC:
Term Loan, 7.824%, (SOFR + 2.50%), 6/30/28		9,877	9,799,190
Term Loan, 8.574%, (SOFR + 3.25%), 6/30/28		17,301	17,255,707
Term Loan, 8.824%, (SOFR + 3.50%), 6/30/28		6,400	6,393,331
Franklin Square Holdings, L.P., Term Loan, 7.674%, (SOFR + 2.25%), 8/1/25		6,199	6,206,462
Guggenheim Partners, LLC, Term Loan, 8.64%, (SOFR + 3.25%), 12/12/29		19,230	19,238,323
Hudson River Trading, LLC, Term Loan, 8.439%, (SOFR + 3.00%), 3/20/28		25,572	25,241,936
LPL Holdings, Inc., Term Loan, 7.165%, (SOFR + 1.75%), 11/12/26		15,785	15,821,179
Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets (continued)
Mariner Wealth Advisors, LLC, Term Loan, 8.901%, (SOFR + 3.25%), 8/18/28		13,446	$ 13,244,742
Victory Capital Holdings, Inc.:
Term Loan, 7.772%, (SOFR + 2.25%), 7/1/26		13,437	13,430,354
Term Loan, 7.772%, (SOFR + 2.25%), 12/29/28		6,979	6,952,588
			$ 259,189,872
Chemicals — 4.9%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 7.89%, (SOFR + 2.50%), 12/20/29		18,151	$ 18,203,296
CPC Acquisition Corp., Term Loan, 9.402%, (SOFR + 3.75%), 12/29/27		14,714	11,646,946
Flint Group Midco Limited, Term Loan, 10.674%, (SOFR + 5.00%), 9.924% cash, 0.75% PIK, 12/31/26		4,982	4,633,281
Flint Group Packaging INKS North America Holdings, LLC:
Term Loan, 9.002%, (3 mo. EURIBOR + 5.00%), 8.252% cash, 0.75% PIK, 12/31/26	EUR	1,546	1,521,387
Term Loan, 11.002%, (3 mo. EURIBOR + 7.00%), 4.102% cash, 6.90% PIK, 12/31/27	EUR	750	581,570
Term Loan - Second Lien, 11.002%, (3 mo. EURIBOR + 7.00%), 4.102% cash, 6.90% PIK, 12/31/27	EUR	999	191,158
Flint Group Topco Limited:
Term Loan, 12.674%, (SOFR + 7.00%), 5.774% cash, 6.90% PIK, 12/31/27		2,429	1,779,470
Term Loan - Second Lien, 12.674%, (SOFR + 7.00%), 5.774% cash, 6.90% PIK, 12/31/27		3,240	585,830
Gemini HDPE, LLC, Term Loan, 8.645%, (SOFR + 3.00%), 12/31/27		4,686	4,678,800
GEON Performance Solutions, LLC, Term Loan, 10.402%, (SOFR + 4.75%), 8/18/28		5,660	5,547,017
Groupe Solmax, Inc., Term Loan, 10.303%, (SOFR + 4.75%), 5/29/28(11)		9,392	8,797,699
INEOS Enterprises Holdings II Limited, Term Loan, 7.783%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	1,945	2,028,995
INEOS Enterprises Holdings US Finco, LLC, Term Loan, 9.273%, (SOFR + 3.75%), 7/8/30		10,925	10,697,399
INEOS Finance PLC:
Term Loan, 6.618%, (1 mo. EURIBOR + 2.75%), 11/8/28	EUR	8,900	9,043,347
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 11/8/27	EUR	6,200	6,481,194
INEOS Quattro Holdings UK, Ltd.:
Term Loan, 6.622%, (1 week EURIBOR + 2.75%), 1/29/26	EUR	23,150	24,185,160
Term Loan, 7.872%, (1 week EURIBOR + 4.00%), 3/14/30	EUR	3,300	3,382,614
Term Loan, 9.174%, (SOFR + 3.75%), 3/14/30		4,988	4,903,336

29
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
INEOS Styrolution US Holding, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 1/29/26		8,272	$ 8,140,905
INEOS US Finance, LLC:
Term Loan, 7.825%, (SOFR + 2.50%), 11/8/28		6,152	6,021,201
Term Loan, 8.924%, (SOFR + 3.50%), 2/18/30		20,653	20,310,542
Term Loan, 9.174%, (SOFR + 3.75%), 11/8/27		2,637	2,608,186
Kraton Corporation, Term Loan, 8.921%, (SOFR + 3.25%), 3/15/29		5,615	5,354,829
Kraton Polymers Holdings B.V., Term Loan, 7.217%, (EURIBOR + 3.25%), 3/15/29(11)	EUR	4,250	4,332,037
Lonza Group AG:
Term Loan, 7.897%, (3 mo. EURIBOR + 3.93%), 7/3/28	EUR	4,600	4,206,531
Term Loan, 9.415%, (SOFR + 3.93%), 7/3/28		10,766	9,145,318
Messer Industries GmbH:
Term Loan, 6.368%, (1 mo. EURIBOR + 2.50%), 3/2/26	EUR	1,554	1,645,247
Term Loan, 8.152%, (SOFR + 2.50%), 3/2/26		9,372	9,374,156
Momentive Performance Materials, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 3/29/28		21,585	20,614,013
Olympus Water US Holding Corporation:
Term Loan, 9.402%, (SOFR + 3.75%), 11/9/28		3,947	3,856,354
Term Loan, 9.99%, (SOFR + 4.50%), 11/9/28		5,344	5,259,019
Orion Engineered Carbons GmbH:
Term Loan, 6.372%, (3 mo. EURIBOR + 2.40%), 9/24/28	EUR	1,250	1,325,932
Term Loan, 7.64%, (SOFR + 2.15%), 9/24/28		4,435	4,379,069
PQ Corporation, Term Loan, 7.983%, (SOFR + 2.50%), 6/9/28		8,668	8,627,116
Rohm Holding GmbH:
Term Loan, 8.472%, (6 mo. EURIBOR + 4.50%), 7/31/26	EUR	1,000	950,968
Term Loan, 10.881%, (SOFR + 5.00%), 7/31/26		13,783	12,738,220
Term Loan, 7/31/26(10)	EUR	10,800	10,270,450
SCUR-Alpha 1503 GmbH, Term Loan, 10.883%, (SOFR + 5.50%), 3/29/30		5,522	5,094,308
Tronox Finance, LLC:
Term Loan, 8.116%, (SOFR + 2.50%), 3/10/28(11)		11,570	11,367,412
Term Loan, 8.64%, (SOFR + 3.25%), 4/4/29		3,620	3,571,611
Term Loan, 8.824%, (SOFR + 3.50%), 8/16/28		5,075	5,011,562
			$ 283,093,485
Commercial Services & Supplies — 1.7%
Asplundh Tree Expert, LLC, Term Loan, 7.174%, (SOFR + 1.75%), 9/7/27		8,197	$ 8,211,229
Borrower/Description	Principal Amount* (000's omitted)		Value
Commercial Services & Supplies (continued)
Belfor Holdings, Inc.:
Term Loan, 9.574%, (SOFR + 4.25%), 4/6/26		2,587	$ 2,592,222
Term Loan, 10/25/30(10)		6,575	6,575,000
EnergySolutions, LLC, Term Loan, 9.382%, (SOFR + 4.00%), 9/20/30		16,309	16,237,217
Foundever Group, Term Loan, 7.62%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	6,425	6,541,659
GFL Environmental, Inc., Term Loan, 7.912%, (SOFR + 2.50%), 5/31/27		4,280	4,288,789
Harsco Corporation, Term Loan, 7.689%, (SOFR + 2.25%), 3/10/28		885	865,183
JFL-Tiger Acquisition Co., Inc., Term Loan, 10.403%, (SOFR + 5.00%), 10/17/30		7,325	7,242,594
Monitronics International, Inc., Term Loan, 13.145%, (SOFR + 7.50%), 6/30/28		12,343	12,482,058
Phoenix Services International, LLC, Term Loan, 11.427%, (SOFR + 6.10%), 6/30/28		2,031	1,894,228
SITEL Worldwide Corporation, Term Loan, 9.189%, (SOFR + 3.75%), 8/28/28		13,950	13,475,451
Tempo Acquisition, LLC, Term Loan, 8.074%, (SOFR + 2.75%), 8/31/28		2,463	2,463,160
TMF Group Holding B.V., Term Loan, 10.414%, (SOFR + 5.00%), 5/3/28		4,650	4,652,906
TruGreen Limited Partnership, Term Loan, 9.424%, (SOFR + 4.00%), 11/2/27		8,399	7,899,375
			$ 95,421,071
Communications Equipment — 0.1%
Digi International, Inc., Term Loan, 10.439%, (SOFR + 5.00%), 11/1/28		4,181	$ 4,182,690
			$ 4,182,690
Construction Materials — 0.4%
Quikrete Holdings, Inc.:
Term Loan, 8.064%, (SOFR + 2.63%), 2/1/27		2,734	$ 2,732,538
Term Loan, 8.189%, (SOFR + 2.75%), 3/19/29		19,014	19,027,854
			$ 21,760,392
Consumer Staples Distribution & Retail — 0.4%
Cardenas Markets, Inc., Term Loan, 12.24%, (SOFR + 6.75%), 8/1/29		4,154	$ 4,154,539
Peer Holding III B.V.:
Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 9/29/28	EUR	5,725	6,045,951
Term Loan, 10/19/30(10)		11,475	11,431,969
			$ 21,632,459

30
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Containers & Packaging — 1.1%
Berlin Packaging, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 3/11/28(11)		2,901	$ 2,839,458
Kouti B.V., Term Loan, 7.458%, (3 mo. EURIBOR + 3.68%), 8/31/28	EUR	29,250	29,858,775
Pregis TopCo Corporation:
Term Loan, 9.074%, (SOFR + 3.75%), 7/31/26		1,964	1,947,866
Term Loan, 9.189%, (SOFR + 3.75%), 7/31/26		1,348	1,340,763
Pretium Packaging, LLC, Term Loan - Second Lien, 9.995%, (SOFR + 4.60%), 10/2/28		6,598	5,031,184
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 12.20%, (SOFR + 6.75%), 10/1/29(11)		6,675	2,962,031
Proampac PG Borrower, LLC, Term Loan, 10.585%, (SOFR + 4.50%), 9/15/28		11,825	11,701,819
Trident TPI Holdings, Inc., Term Loan, 9.652%, (SOFR + 4.00%), 9/15/28		5,662	5,600,726
			$ 61,282,622
Distributors — 0.0%(7)
Phillips Feed Service, Inc., Term Loan, 12.427%, (SOFR + 7.00%), 11/13/24(4)		471	$ 376,498
Winterfell Financing S.a.r.l., Term Loan, 8.765%, (3 mo. EURIBOR + 5.00%), 5/4/28	EUR	2,000	2,076,522
			$ 2,453,020
Diversified Consumer Services — 0.8%
Ascend Learning, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/11/28		11,292	$ 10,540,720
Belron Finance US, LLC, Term Loan, 8.057%, (SOFR + 2.43%), 4/13/28		7,629	7,637,958
FrontDoor, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 6/17/28		855	852,908
KUEHG Corp., Term Loan, 10.39%, (SOFR + 5.00%), 6/12/30		13,725	13,731,121
Sotheby's, Term Loan, 10.156%, (SOFR + 4.50%), 1/15/27		10,792	10,481,854
Spring Education Group, Inc., Term Loan, 9.914%, (SOFR + 4.50%), 10/4/30		3,725	3,689,303
			$ 46,933,864
Diversified Financial Services — 0.2%
Concorde Midco, Ltd., Term Loan, 7.892%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	8,730	$ 9,102,509
			$ 9,102,509
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 3/15/27		22,800	$ 17,189,155
Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Telecommunication Services (continued)
GEE Holdings 2, LLC:
Term Loan, 13.50%, (SOFR + 8.25%), 3/24/25		9,639	$ 8,771,597
Term Loan - Second Lien, 13.75%, (SOFR + 8.25%), 7.00% cash, 6.75% PIK, 3/23/26		7,100	4,260,076
Level 3 Financing, Inc., Term Loan, 7.189%, (SOFR + 1.75%), 3/1/27		12,351	11,616,585
Telenet Financing USD, LLC, Term Loan, 7.449%, (SOFR + 2.00%), 4/30/28		2,825	2,750,844
Virgin Media Bristol, LLC, Term Loan, 7.949%, (SOFR + 2.50%), 1/31/28		2,563	2,494,345
			$ 47,082,602
Electrical Equipment — 0.0%(7)
Brookfield WEC Holdings, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 8/1/25		1,521	$ 1,520,586
			$ 1,520,586
Electronic Equipment, Instruments & Components — 1.0%
Creation Technologies, Inc., Term Loan, 11.176%, (SOFR + 5.50%), 10/5/28		12,816	$ 12,143,316
II-VI Incorporated, Term Loan, 8.189%, (SOFR + 2.75%), 7/2/29		400	399,629
Minimax Viking GmbH, Term Loan, 7.133%, (EURIBOR + 3.25%), 7/31/28(11)	EUR	3,487	3,689,305
Mirion Technologies, Inc., Term Loan, 8.402%, (SOFR + 2.75%), 10/20/28		1,722	1,719,430
Robertshaw US Holding Corp.:
Term Loan, 13.49%, (SOFR + 8.00%), 8.49% cash, 5.00% PIK, 2/28/27		3,981	4,020,463
Term Loan - Second Lien, 12.49%, (SOFR + 7.00%), 2/28/27		16,811	14,205,651
TTM Technologies, Inc., Term Loan, 8.065%, (SOFR + 2.75%), 5/30/30		5,212	5,215,195
Verifone Systems, Inc., Term Loan, 9.653%, (SOFR + 4.00%), 8/20/25		14,617	13,618,601
			$ 55,011,590
Energy Equipment & Services — 0.6%
Ameriforge Group, Inc.:
Term Loan, 16.735%, (SOFR + 13.00%), 12/29/23(4)(12)		3,225	$ 2,572,594
Term Loan, 18.456%, (SOFR + 13.00%), 13.456 cash, 5.00% PIK, 12/29/23(4)(11)		25,247	20,142,290
GIP Pilot Acquisition Partners L.P., Term Loan, 8.388%, (SOFR + 3.00%), 10/4/30		4,875	4,875,000
Lealand Finance Company B.V.:
Letter of Credit, 3.638%, 6/28/24(12)		9,039	6,734,330

31
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Energy Equipment & Services (continued)
Lealand Finance Company B.V.: (continued)
Term Loan, 12.439%, (SOFR + 7.00%), 9.439% cash, 3.00% PIK, 6/30/25		2,518	$ 1,403,859
			$ 35,728,073
Engineering & Construction — 0.7%
Aegion Corporation, Term Loan, 10.395%, (SOFR + 4.75%), 5/17/28		15,762	$ 15,672,849
American Residential Services, LLC, Term Loan, 9.152%, (SOFR + 3.50%), 10/15/27		497	496,463
APi Group DE, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 10/1/26		10,603	10,619,166
Centuri Group, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 8/27/28		3,256	3,253,840
Northstar Group Services, Inc.:
Term Loan, 10.939%, (SOFR + 5.50%), 11/12/26		10,818	10,818,422
Term Loan, 10.949%, (SOFR + 5.50%), 11/12/26		1,963	1,957,594
			$ 42,818,334
Entertainment — 1.0%
City Football Group Limited, Term Loan, 8.453%, (SOFR + 3.00%), 7/21/28		8,228	$ 8,166,306
Crown Finance US, Inc., Term Loan, 7.381%, (SOFR + 1.50%), 7/31/28		1,747	1,786,829
Delta 2 (LUX) S.a.r.l., Term Loan, 7.574%, (SOFR + 2.25%), 1/15/30		2,500	2,493,750
Live Nation Entertainment, Inc., Term Loan, 7.189%, (SOFR + 1.75%), 10/19/26		5,571	5,559,092
Playtika Holding Corp., Term Loan, 8.189%, (SOFR + 2.75%), 3/13/28		20,527	19,947,078
Renaissance Holding Corp.:
Term Loan, 10.074%, (SOFR + 4.75%), 4/5/30		11,025	10,889,481
Term Loan - Second Lien, 12.424%, (SOFR + 7.00%), 5/29/26		143	142,251
UFC Holdings, LLC, Term Loan, 8.399%, (SOFR + 2.75%), 4/29/26		7,202	7,203,954
Vue International Bidco PLC:
Term Loan, 12.13%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	434	449,569
Term Loan, 12.63%, (6 mo. EURIBOR + 8.50%), 6.13% cash, 6.50% PIK, 12/31/27	EUR	3,031	1,431,038
			$ 58,069,348
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc., Term Loan, 7.189%, (1 mo. USD LIBOR + 1.75%), 1/2/26		3,634	$ 3,630,883
			$ 3,630,883
Borrower/Description	Principal Amount* (000's omitted)		Value
Financial Services — 1.0%
Ditech Holding Corporation, Term Loan, 0.00%, 3/28/24(13)		18,244	$ 2,006,820
GTCR W Merger Sub, LLC, Term Loan, 9/20/30(10)		30,700	30,513,620
NCR Atleos, LLC, Term Loan, 10.176%, (SOFR + 4.75%), 3/27/29		13,700	13,154,850
Walker & Dunlop, Inc., Term Loan, 7.674%, (SOFR + 2.25%), 12/16/28		12,822	12,800,251
			$ 58,475,541
Food Products — 0.9%
8th Avenue Food & Provisions, Inc., Term Loan, 10.189%, (SOFR + 4.75%), 10/1/25		6,542	$ 6,195,343
Badger Buyer Corp., Term Loan, 8.939%, (SOFR + 3.50%), 9/30/24		4,775	4,088,785
Del Monte Foods, Inc., Term Loan, 9.682%, (SOFR + 4.25%), 5/16/29		6,262	6,075,463
Froneri International, Ltd.:
Term Loan, 6.097%, (6 mo. EURIBOR + 2.13%), 1/29/27	EUR	1,500	1,544,637
Term Loan, 7.674%, (SOFR + 2.25%), 1/29/27		4,691	4,665,428
Nomad Foods US, LLC, Term Loan, 8.469%, (SOFR + 3.00%), 11/13/29		7,953	7,960,987
United Petfood Group B.V., Term Loan, 6.852%, (6 mo. EURIBOR + 2.75%), 4/23/28	EUR	8,400	8,680,658
Valeo F1 Company Limited (Ireland):
Term Loan, 8.136%, (6 mo. EURIBOR + 4.00%), 9/29/28	EUR	8,550	8,145,311
Term Loan, 10.186%, (SONIA + 5.00%), 6/28/28	GBP	2,500	2,616,255
			$ 49,972,867
Gas Utilities — 0.4%
CQP Holdco, L.P., Term Loan, 8.99%, (SOFR + 3.50%), 6/5/28		22,130	$ 22,136,475
			$ 22,136,475
Health Care Equipment & Supplies — 1.1%
Artivion, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/1/27		6,643	$ 6,446,107
Bayou Intermediate II, LLC, Term Loan, 10.128%, (SOFR + 4.50%), 8/2/28		6,661	6,394,706
Gloves Buyer, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 12/29/27		12,122	11,697,546
ICU Medical, Inc., Term Loan, 8.04%, (SOFR + 2.50%), 1/8/29		7,363	7,348,304

32
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Equipment & Supplies (continued)
Journey Personal Care Corp., Term Loan, 9.981%, (6 mo. USD LIBOR + 4.25%), 3/1/28		23,757	$ 22,843,643
Medline Borrower, L.P., Term Loan, 8.689%, (SOFR + 3.25%), 10/23/28		8,613	8,564,073
			$ 63,294,379
Health Care Providers & Services — 4.2%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 9.402%, (SOFR + 3.75%), 9/7/28		13,681	$ 13,646,802
BW NHHC Holdco, Inc., Term Loan - Second Lien, 13.39%, (SOFR + 8.00%), 1/15/26		14,558	12,447,089
Cano Health, LLC, Term Loan, 9.533%, (SOFR + 4.00%), 11/23/27(11)		7,227	4,263,748
CCRR Parent, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 3/6/28		4,709	4,485,234
Cerba Healthcare S.A.S.:
Term Loan, 7.583%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	18,925	18,629,978
Term Loan, 7.883%, (1 mo. EURIBOR + 4.00%), 2/16/29	EUR	8,225	8,209,709
CHG Healthcare Services, Inc., Term Loan, 9.145%, (SOFR + 3.75%), 9/29/28		4,200	4,167,626
Covis Finco S.a.r.l., Term Loan, 12.04%, (SOFR + 6.50%), 2/18/27		9,853	7,094,203
Dedalus Finance GmbH, Term Loan, 7.712%, (6 mo. EURIBOR + 3.75%), 7/17/27	EUR	3,350	3,383,227
Elsan S.A.S., Term Loan, 7.39%, (6 mo. EURIBOR + 3.35%), 6/16/28	EUR	4,100	4,207,796
Ensemble RCM, LLC, Term Loan, 9.233%, (SOFR + 3.75%), 8/3/26		4,254	4,257,723
Envision Healthcare Corporation:
Term Loan, 0.00%, 3/31/27(13)		5,436	6,468,771
Term Loan - Second Lien, 0.00%, 3/31/27(13)		38,369	6,714,637
IVC Acquisition, Ltd., Term Loan, 7.687%, (6 mo. EURIBOR + 4.00%), 2/13/26	EUR	4,100	4,298,443
Medical Solutions Holdings, Inc.:
Term Loan, 8.773%, (SOFR + 3.25%), 11/1/28		13,745	12,845,421
Term Loan - Second Lien, 12.523%, (SOFR + 7.00%), 11/1/29		9,500	8,478,750
Mehilainen Yhtiot Oy, Term Loan, 7.497%, (3 mo. EURIBOR + 3.53%), 8/8/25	EUR	6,025	6,372,064
Midwest Physician Administrative Services, LLC, Term Loan, 8.902%, (SOFR + 3.25%), 3/12/28		1,409	1,324,257
National Mentor Holdings, Inc.:
Term Loan, 9.187%, (SOFR + 3.75%), 3/2/28(11)		12,252	10,730,277
Term Loan, 9.24%, (SOFR + 3.75%), 3/2/28		334	292,283
Term Loan - Second Lien, 12.74%, (SOFR + 7.25%), 3/2/29		5,525	3,853,688
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Phoenix Guarantor, Inc.:
Term Loan, 8.689%, (SOFR + 3.25%), 3/5/26		16,235	$ 16,095,060
Term Loan, 8.939%, (SOFR + 3.50%), 3/5/26		5,361	5,315,194
Radiology Partners, Inc., Term Loan, 10.179%, (SOFR + 4.25%), 7/9/25		13,101	9,817,760
Ramsay Generale de Sante S.A., Term Loan, 6.952%, (3 mo. EURIBOR + 2.95%), 4/22/27	EUR	6,600	6,979,970
Select Medical Corporation, Term Loan, 8.324%, (SOFR + 3.00%), 3/6/27		45,035	44,971,401
Sound Inpatient Physicians:
Term Loan, 8.645%, (SOFR + 3.00%), 6/27/25		198	66,028
Term Loan, 8.645%, (SOFR + 3.00%), 6/27/25		2,322	774,531
Synlab Bondco PLC, Term Loan, 6.392%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,125	2,226,680
TTF Holdings, LLC, Term Loan, 9.439%, (SOFR + 4.00%), 3/31/28		5,083	5,088,947
U.S. Anesthesia Partners, Inc., Term Loan, 9.679%, (SOFR + 4.25%), 10/1/28		5,018	4,376,587
			$ 241,883,884
Health Care Technology — 1.0%
Certara, L.P., Term Loan, 9.184%, (SOFR + 3.50%), 8/15/26		1,808	$ 1,810,635
Imprivata, Inc.:
Term Loan, 9.189%, (SOFR + 3.75%), 12/1/27		11,204	11,176,174
Term Loan, 9.574%, (SOFR + 4.25%), 12/1/27		3,259	3,260,109
MedAssets Software Intermediate Holdings, Inc.:
Term Loan, 9.439%, (SOFR + 4.00%), 12/18/28		16,228	12,880,876
Term Loan - Second Lien, 12.189%, (SOFR + 6.75%), 12/17/29		8,775	5,333,006
Symplr Software, Inc., Term Loan, 9.983%, (SOFR + 4.50%), 12/22/27		12,927	11,367,734
Verscend Holding Corp., Term Loan, 9.439%, (SOFR + 4.00%), 8/27/25		9,949	9,956,104
			$ 55,784,638
Hotels, Restaurants & Leisure — 3.9%
1011778 B.C. Unlimited Liability Company, Term Loan, 7.574%, (SOFR + 2.25%), 9/20/30		32,566	$ 32,378,688
Carnival Corporation:
Term Loan, 7.618%, (1 mo. EURIBOR + 3.75%), 6/30/25	EUR	8,790	9,314,571
Term Loan, 8.689%, (SOFR + 3.25%), 10/18/28		34,412	33,838,517
ClubCorp Holdings, Inc., Term Loan, 8.19%, (1 mo. USD LIBOR + 2.75%), 9/18/26		19,976	19,584,953
GVC Holdings (Gibraltar) Limited, Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 6/30/28	EUR	21,225	22,444,142

33
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure (continued)
Ontario Gaming GTA L.P., Term Loan, 9.64%, (SOFR + 4.25%), 8/1/30		14,925	$ 14,931,656
Oravel Stays Singapore Pte., Ltd., Term Loan, 13.908%, (SOFR + 8.25%), 6/23/26		5,352	4,736,354
Playa Resorts Holding B.V., Term Loan, 9.585%, (SOFR + 4.25%), 1/5/29		25,396	25,348,164
Scientific Games International, Inc., Term Loan, 8.435%, (SOFR + 3.00%), 4/14/29		7,406	7,407,576
SeaWorld Parks & Entertainment, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 8/25/28		14,823	14,816,814
Stars Group Holdings B.V. (The):
Term Loan, 6.358%, (3 mo. EURIBOR + 2.50%), 7/21/26	EUR	11,225	11,889,896
Term Loan, 7.902%, (SOFR + 2.25%), 7/21/26		30,681	30,698,086
			$ 227,389,417
Household Durables — 1.1%
ACProducts, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 5/17/28		18,572	$ 14,811,569
Libbey Glass, Inc., Term Loan, 11.939%, (SOFR + 6.50%), 11/22/27		14,581	13,888,706
Serta Simmons Bedding, LLC, Term Loan, 12.90%, (SOFR + 7.50%), 6/29/28		19,908	19,716,731
Solis IV B.V., Term Loan, 8.891%, (SOFR + 3.50%), 2/26/29		13,718	12,980,501
			$ 61,397,507
Household Products — 0.5%
Energizer Holdings, Inc., Term Loan, 7.703%, (SOFR + 2.25%), 12/22/27		6,034	$ 6,030,729
Kronos Acquisition Holdings, Inc.:
Term Loan, 9.402%, (SOFR + 3.75%), 12/22/26		7,986	7,840,408
Term Loan, 11.567%, (SOFR + 6.00%), 12/22/26		5,060	5,059,875
Nobel Bidco B.V., Term Loan, 7.27%, (6 mo. EURIBOR + 3.50%), 9/1/28	EUR	7,950	7,757,637
			$ 26,688,649
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corporation:
Term Loan, 7.439%, (SOFR + 2.00%), 4/5/26		2,301	$ 2,302,122
Term Loan, 7.939%, (SOFR + 2.50%), 12/16/27		4,411	4,412,408
			$ 6,714,530
Industrial Conglomerates — 0.4%
Ammeraal Beltech Holding B.V., Term Loan, 8.972%, (3 mo. EURIBOR + 5.00%), 12/30/28	EUR	8,225	$ 8,683,293
Borrower/Description	Principal Amount* (000's omitted)		Value
Industrial Conglomerates (continued)
Rain Carbon GmbH, Term Loan, 8.787%, (3 mo. EURIBOR + 5.00%), 10/31/28	EUR	15,625	$ 16,450,153
			$ 25,133,446
Insurance — 1.3%
Alliant Holdings Intermediate, LLC:
Term Loan, 8.835%, (SOFR + 3.50%), 11/5/27		3,759	$ 3,751,580
Term Loan, 8.939%, (1 mo. USD LIBOR + 3.50%), 11/5/27		13,165	13,139,057
AmWINS Group, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 2/19/28		4,987	4,983,073
AssuredPartners, Inc.:
Term Loan, 8.824%, (SOFR + 3.50%), 2/12/27		5,294	5,254,006
Term Loan, 8.939%, (SOFR + 3.50%), 2/12/27		9,810	9,741,455
Financiere CEP S.A.S., Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 6/18/27	EUR	4,125	4,299,194
HUB International Limited, Term Loan, 9.662%, (SOFR + 4.25%), 6/20/30		11,372	11,382,003
NFP Corp., Term Loan, 8.689%, (SOFR + 3.25%), 2/16/27		17,123	16,825,951
USI, Inc., Term Loan, 9/27/30(10)		4,500	4,484,061
			$ 73,860,380
Interactive Media & Services — 0.7%
Adevinta ASA:
Term Loan, 6.472%, (3 mo. EURIBOR + 2.50%), 6/26/28	EUR	5,518	$ 5,841,755
Term Loan, 8.322%, (SOFR + 2.75%), 6/26/28		1,218	1,219,885
Buzz Finco, LLC:
Term Loan, 8.174%, (SOFR + 2.75%), 1/29/27		1,961	1,962,604
Term Loan, 8.674%, (SOFR + 3.25%), 1/29/27		435	435,601
Foundational Education Group, Inc., Term Loan, 9.895%, (SOFR + 4.25%), 8/31/28		5,136	4,802,131
Getty Images, Inc.:
Term Loan, 9.00%, (3 mo. EURIBOR + 5.00%), 2/19/26	EUR	2,224	2,348,783
Term Loan, 9.99%, (SOFR + 4.50%), 2/19/26		16,459	16,515,205
Match Group, Inc., Term Loan, 7.298%, (SOFR + 1.75%), 2/13/27		6,450	6,431,863
			$ 39,557,827
IT Services — 4.5%
Asurion, LLC:
Term Loan, 8.689%, (SOFR + 3.25%), 12/23/26		543	$ 526,048
Term Loan, 8.689%, (SOFR + 3.25%), 7/31/27		8,930	8,539,127
Term Loan, 9.424%, (SOFR + 4.00%), 8/19/28		9,059	8,663,771
Term Loan, 9.674%, (SOFR + 4.25%), 8/19/28		7,100	6,794,716

34
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
IT Services (continued)
Asurion, LLC: (continued)
Term Loan - Second Lien, 10.689%, (SOFR + 5.25%), 1/31/28		15,790	$ 13,783,359
Term Loan - Second Lien, 10.689%, (SOFR + 5.25%), 1/20/29		2,375	2,040,460
Cyxtera DC Holdings, Inc.:
DIP Loan, 13.951%, (SOFR + 8.50%), 12/7/23		10,226	10,296,718
Term Loan, 0.00%, 5/1/24(13)		27,147	15,881,174
Term Loan, 0.00%, 5/1/24(13)		9,711	5,705,269
Endure Digital, Inc., Term Loan, 9.422%, (SOFR + 3.50%), 2/10/28		29,774	27,712,931
Gainwell Acquisition Corp., Term Loan, 9.49%, (SOFR + 4.00%), 10/1/27		37,722	36,150,006
Go Daddy Operating Company, LLC, Term Loan, 7.824%, (SOFR + 2.50%), 11/9/29		44,728	44,818,898
Informatica, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 10/27/28		31,594	31,569,200
NAB Holdings, LLC, Term Loan, 8.54%, (SOFR + 3.00%), 11/23/28		14,352	14,281,708
Rackspace Technology Global, Inc., Term Loan, 8.206%, (SOFR + 2.75%), 2/15/28		16,263	7,330,724
Sedgwick Claims Management Services, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 2/24/28		12,918	12,889,655
team.blue Finco S.a.r.l., Term Loan, 7.105%, (1 mo. EURIBOR + 3.20%), 3/30/28	EUR	11,150	11,351,719
WEX, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 3/31/28		3,900	3,902,707
			$ 262,238,190
Leisure Products — 0.5%
Amer Sports Oyj, Term Loan, 7.948%, (3 mo. EURIBOR + 4.00%), 3/30/26	EUR	11,925	$ 12,531,098
Fender Musical Instruments Corporation, Term Loan, 9.439%, (SOFR + 4.00%), 12/1/28		2,262	2,186,802
Hayward Industries, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 5/30/28		9,055	8,918,980
Recess Holdings, Inc., Term Loan, 9.383%, (SOFR + 4.00%), 3/29/27		6,200	6,188,375
SRAM, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 5/18/28		1,891	1,886,635
			$ 31,711,890
Life Sciences Tools & Services — 2.4%
Avantor Funding, Inc., Term Loan, 6.368%, (1 mo. EURIBOR + 2.50%), 6/12/28	EUR	19,257	$ 20,283,883
Cambrex Corporation, Term Loan, 8.924%, (SOFR + 3.50%), 12/4/26		324	321,652
Borrower/Description	Principal Amount* (000's omitted)		Value
Life Sciences Tools & Services (continued)
Catalent Pharma Solutions, Inc., Term Loan, 7.453%, (SOFR + 2.00%), 2/22/28		1,024	$ 998,156
Curia Global, Inc., Term Loan, 9.233%, (SOFR + 3.75%), 8/30/26(11)		17,267	13,904,367
ICON Luxembourg S.a.r.l., Term Loan, 7.902%, (SOFR + 2.25%), 7/3/28		42,949	43,014,785
IQVIA, Inc., Term Loan, 7.402%, (SOFR + 1.75%), 1/17/25		12,472	12,515,174
LGC Group Holdings, Ltd., Term Loan, 7.118%, (1 mo. EURIBOR + 3.25%), 4/21/27	EUR	5,775	5,989,412
Loire Finco Luxembourg S.a.r.l., Term Loan, 8.924%, (SOFR + 3.50%), 4/21/27		1,122	1,095,741
PRA Health Sciences, Inc., Term Loan, 7.902%, (SOFR + 2.25%), 7/3/28		10,701	10,717,311
Sotera Health Holdings, LLC, Term Loan, 8.395%, (SOFR + 2.75%), 12/11/26		17,828	17,756,828
Star Parent, Inc., Term Loan, 9.386%, (3 mo. USD LIBOR + 4.00%), 9/27/30		14,400	13,780,498
			$ 140,377,807
Machinery — 4.1%
AI Aqua Merger Sub, Inc., Term Loan, 9.082%, (SOFR + 3.75%), 7/31/28		21,985	$ 21,581,519
Albion Financing 3 S.a.r.l.:
Term Loan, 10.883%, (SOFR + 5.50%), 8/17/26		3,507	3,505,183
Term Loan, 10.924%, (SOFR + 5.25%), 8/17/26		3,462	3,461,824
Ali Group North America Corporation, Term Loan, 7.439%, (SOFR + 2.00%), 7/30/29		15,103	15,106,586
American Trailer World Corp., Term Loan, 9.174%, (SOFR + 3.75%), 3/3/28		13,302	12,515,345
Apex Tool Group, LLC, Term Loan, 10.689%, (SOFR + 5.25%), 2/8/29		20,424	17,424,445
Barnes Group, Inc., Term Loan, 8.424%, (SOFR + 3.00%), 9/3/30		17,375	17,260,985
Clark Equipment Company, Term Loan, 7.99%, (SOFR + 2.50%), 4/20/29		10,061	10,083,932
Conair Holdings, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 5/17/28		24,206	22,496,451
CPM Holdings, Inc., Term Loan, 9.827%, (SOFR + 4.50%), 9/28/28		4,000	4,003,752
Delachaux Group S.A., Term Loan, 9.88%, (SOFR + 4.50%), 4/16/26		3,570	3,570,000
Delachaux Group SA, Term Loan, 4/16/29(10)	EUR	6,600	6,893,054
EMRLD Borrower, L.P., Term Loan, 8.38%, (SOFR + 3.00%), 5/31/30		11,275	11,267,953
Engineered Machinery Holdings, Inc.:
Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	10,658	11,128,697

35
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Engineered Machinery Holdings, Inc.: (continued)
Term Loan, 9.152%, (SOFR + 3.50%), 5/19/28		9,975	$ 9,888,897
Term Loan - Second Lien, 11.652%, (SOFR + 6.00%), 5/21/29		2,000	1,960,000
Icebox Holdco III, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 12/22/28		4,148	4,068,701
INNIO Group Holding GmbH, Term Loan, 6.871%, (1 mo. EURIBOR + 3.00%), 10/31/25	EUR	6,125	6,444,409
Madison IAQ, LLC, Term Loan, 8.703%, (SOFR + 3.25%), 6/21/28		11,581	11,183,982
Pro Mach Group, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 8/31/28		2,798	2,794,266
Roper Industrial Products Investment Company, LLC:
Term Loan, 8.972%, (3 mo. EURIBOR + 5.25%), 11/22/29	EUR	995	1,050,836
Term Loan, 9.89%, (SOFR + 4.50%), 11/22/29		6,431	6,425,376
SPX Flow, Inc., Term Loan, 9.924%, (SOFR + 4.50%), 4/5/29		12,331	12,240,525
TK Elevator Topco GmbH, Term Loan, 7.597%, (6 mo. EURIBOR + 3.63%), 7/30/27	EUR	9,725	10,127,638
Zephyr German BidCo GmbH, Term Loan, 7.833%, (3 mo. EURIBOR + 3.85%), 3/10/28	EUR	11,775	11,766,951
			$ 238,251,307
Media — 1.3%
CSC Holdings, LLC:
Term Loan, 7.699%, (1 mo. USD LIBOR + 2.25%), 7/17/25		15,119	$ 14,705,074
Term Loan, 7.699%, (1 mo. USD LIBOR + 2.25%), 1/15/26		4	3,944
Gray Television, Inc., Term Loan, 8.429%, (SOFR + 3.00%), 12/1/28		1,032	992,481
Hubbard Radio, LLC, Term Loan, 9.69%, (1 mo. USD LIBOR + 4.25%), 3/28/25		5,892	4,988,913
iHeartCommunications, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 5/1/26		2,365	2,025,846
Mission Broadcasting, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 6/2/28		3,617	3,622,967
Nexstar Broadcasting, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 9/18/26		3,623	3,625,360
Recorded Books, Inc., Term Loan, 9.324%, (SOFR + 4.00%), 8/29/25		5,674	5,672,558
Sinclair Television Group, Inc.:
Term Loan, 7.939%, (SOFR + 2.50%), 9/30/26		6,168	5,207,773
Term Loan, 8.439%, (SOFR + 3.00%), 4/1/28		22,672	16,370,540
Univision Communications, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 3/15/26		18,188	18,081,151
			$ 75,296,607
Borrower/Description	Principal Amount* (000's omitted)		Value
Metals/Mining — 1.2%
Arsenal AIC Parent, LLC, Term Loan, 9.879%, (SOFR + 4.50%), 8/18/30		17,850	$ 17,838,844
Dynacast International, LLC:
Term Loan, 10.017%, (SOFR + 4.50%), 7/22/25		15,181	14,232,560
Term Loan, 14.517%, (SOFR + 9.00%), 10/22/25		3,034	2,290,521
PMHC II, Inc., Term Loan, 9.807%, (SOFR + 4.25%), 4/23/29		16,314	14,882,901
WireCo WorldGroup, Inc., Term Loan, 9.699%, (SOFR + 4.25%), 11/13/28		5,923	5,900,550
Zekelman Industries, Inc., Term Loan, 7.449%, (SOFR + 2.00%), 1/24/27		15,337	15,324,169
			$ 70,469,545
Oil, Gas & Consumable Fuels — 1.1%
GIP II Blue Holding, L.P., Term Loan, 9.939%, (SOFR + 4.50%), 9/29/28		13,586	$ 13,621,775
ITT Holdings, LLC, Term Loan, 10/5/30(10)		8,575	8,459,769
Matador Bidco S.a.r.l., Term Loan, 9.924%, (SOFR + 4.50%), 10/15/26		29,032	29,099,437
Oxbow Carbon, LLC, Term Loan, 9.457%, (SOFR + 4.00%), 5/10/30(11)		5,661	5,657,274
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 13.439%, (SOFR + 8.00%), 8/27/26		5,729	5,725,574
			$ 62,563,829
Pharmaceuticals — 1.8%
Aenova Holding GmbH, Term Loan, 8.487%, (3 mo. EURIBOR + 4.50%), 3/6/26	EUR	925	$ 974,664
AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 8.868%, (1 mo. EURIBOR + 5.00%), 9/30/28	EUR	13,000	13,764,932
Bausch Health Companies, Inc., Term Loan, 10.689%, (SOFR + 5.25%), 2/1/27		16,920	13,276,381
Ceva Sante Animale:
Term Loan, 11/1/30(10)	EUR	10,300	10,854,600
Term Loan, 11/1/30(10)		4,175	4,180,219
Elanco Animal Health Incorporated, Term Loan, 7.165%, (SOFR + 1.75%), 8/1/27		4,882	4,775,261
Jazz Financing Lux S.a.r.l., Term Loan, 8.939%, (SOFR + 3.50%), 5/5/28		6,996	7,003,664
Mallinckrodt International Finance S.A.:
DIP Loan, 13.439%, (SOFR + 8.00%), 8/28/24		1,458	1,517,117
DIP Loan, 13.451%, (SOFR + 8.00%), 8/28/24		2,755	2,875,334
Term Loan, 12.703%, (SOFR + 7.25%), 9/30/27		31,218	23,774,810
Term Loan, 12.953%, (SOFR + 7.50%), 9/30/27		9,889	7,559,108

36
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Pharmaceuticals (continued)
PharmaZell GmbH, Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 5/12/27	EUR	1,800	$ 1,838,873
Recipharm AB, Term Loan, 6.737%, (3 mo. EURIBOR + 2.95%), 2/17/28	EUR	13,725	13,881,886
			$ 106,276,849
Professional Services — 2.5%
APFS Staffing Holdings, Inc., Term Loan, 9.324%, (SOFR + 4.00%), 12/29/28		3,669	$ 3,609,502
Apleona Holding GmbH, Term Loan, 6.898%, (3 mo. EURIBOR + 2.95%), 4/28/28	EUR	7,525	7,773,102
ASGN Incorporated, Term Loan, 7.574%, (SOFR + 2.25%), 8/30/30		3,850	3,868,649
CoreLogic, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28		14,099	12,865,523
Corporation Service Company, Term Loan, 8.674%, (SOFR + 3.25%), 11/2/29		4,389	4,394,584
Deerfield Dakota Holding, LLC, Term Loan, 9.14%, (SOFR + 3.75%), 4/9/27		9,909	9,589,141
EAB Global, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 8/16/28		14,394	14,172,323
Employbridge Holding Company, Term Loan, 10.407%, (SOFR + 4.75%), 7/19/28		20,600	17,966,724
First Advantage Holdings, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 1/31/27		5,857	5,865,952
Genuine Financial Holdings, LLC, Term Loan, 9.40%, (SOFR + 4.00%), 9/27/30		4,100	4,062,846
Neptune Bidco US, Inc., Term Loan, 10.507%, (SOFR + 5.00%), 4/11/29		8,010	7,047,331
Rockwood Service Corporation, Term Loan, 9.439%, (SOFR + 4.00%), 1/23/27		9,403	9,423,472
Trans Union, LLC:
Term Loan, 7.174%, (SOFR + 1.75%), 11/16/26		2,471	2,469,157
Term Loan, 7.689%, (SOFR + 2.25%), 12/1/28		32,301	32,293,109
Vaco Holdings, LLC, Term Loan, 10.393%, (SOFR + 5.00%), 1/21/29		9,136	8,667,313
			$ 144,068,728
Real Estate Management & Development — 0.8%
Cushman & Wakefield U.S. Borrower, LLC:
Term Loan, 8.189%, (SOFR + 2.75%), 8/21/25		734	$ 733,059
Term Loan, 8.674%, (SOFR + 3.25%), 1/31/30		6,661	6,377,944
Term Loan, 9.324%, (SOFR + 4.00%), 1/31/30		6,376	6,088,794
Greystar Real Estate Partners, LLC, Term Loan, 9.147%, (SOFR + 3.75%), 8/21/30		6,300	6,300,000
Borrower/Description	Principal Amount* (000's omitted)	Value
Real Estate Management & Development (continued)
Homeserve USA Holding Corp., Term Loan, 8.416%, (SOFR + 3.00%), 10/21/30	9,500	$ 9,476,250
RE/MAX International, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 7/21/28	16,251	15,686,217
		$ 44,662,264
Road & Rail — 2.2%
Avis Budget Car Rental, LLC:
Term Loan, 7.189%, (SOFR + 1.75%), 8/6/27	30,242	$ 30,122,459
Term Loan, 8.924%, (SOFR + 3.50%), 3/16/29	4,104	4,112,375
Grab Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 1/29/26	15,163	15,224,180
Hertz Corporation (The):
Term Loan, 8.691%, (SOFR + 3.25%), 6/30/28	17,106	16,991,353
Term Loan, 8.691%, (SOFR + 3.25%), 6/30/28	3,298	3,275,925
Uber Technologies, Inc., Term Loan, 8.159%, (SOFR + 2.75%), 3/3/30	58,172	58,215,364
		$ 127,941,656
Semiconductors & Semiconductor Equipment — 0.8%
Altar Bidco, Inc.:
Term Loan, 8.142%, (SOFR + 3.10%), 2/1/29(11)	10,662	$ 10,581,092
Term Loan - Second Lien, 10.493%, (SOFR + 5.60%), 2/1/30	6,650	6,467,125
Bright Bidco B.V., Term Loan, 14.378%, (SOFR + 9.00%), 6.378% cash, 8.00% PIK, 10/31/27	3,671	1,436,387
Entegris, Inc., Term Loan, 7.89%, (SOFR + 2.50%), 7/6/29	1,261	1,263,364
MaxLinear, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 6/23/28	2,955	2,911,027
MKS Instruments, Inc., Term Loan, 7.819%, (SOFR + 2.50%), 8/17/29	17,769	17,662,384
Synaptics Incorporated, Term Loan, 7.914%, (SOFR + 2.25%), 12/2/28	2,756	2,745,164
Ultra Clean Holdings, Inc., Term Loan, 9.191%, (SOFR + 3.75%), 8/27/25	1,915	1,919,671
		$ 44,986,214
Software — 11.2%
Applied Systems, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 9/18/26	43,660	$ 43,808,392
Aptean, Inc.:
Term Loan, 9.674%, (SOFR + 4.25%), 4/23/26	10,206	10,197,728
Term Loan - Second Lien, 12.424%, (SOFR + 7.00%), 4/23/27	6,550	6,116,062
Astra Acquisition Corp.:
Term Loan, 10.902%, (SOFR + 5.25%), 10/25/28	5,017	3,441,044

37
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Astra Acquisition Corp.: (continued)
Term Loan - Second Lien, 14.527%, (SOFR + 8.88%), 10/25/29		20,170	$ 10,589,329
Banff Merger Sub, Inc.:
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 10/2/25	EUR	1,911	2,019,684
Term Loan, 9.189%, (SOFR + 3.75%), 10/2/25		678	678,486
Term Loan - Second Lien, 10.939%, (SOFR + 5.50%), 2/27/26		3,191	3,178,557
Cegid Group SAS, Term Loan, 7/10/28(10)	EUR	6,150	6,468,000
Central Parent, Inc., Term Loan, 9.406%, (SOFR + 4.00%), 7/6/29		19,825	19,742,953
CentralSquare Technologies, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 8/29/25		18,359	17,370,091
Cloud Software Group, Inc.:
Term Loan, 9.99%, (SOFR + 4.50%), 9/29/28		9,480	9,006,300
Term Loan, 9.99%, (SOFR + 4.50%), 3/30/29		4,489	4,273,824
Cloudera, Inc.:
Term Loan, 9.174%, (SOFR + 3.75%), 10/8/28		17,558	16,935,979
Term Loan - Second Lien, 11.424%, (SOFR + 6.00%), 10/8/29		2,950	2,660,531
Constant Contact, Inc., Term Loan, 9.687%, (SOFR + 4.00%), 2/10/28		5,036	4,682,310
Cornerstone OnDemand, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 10/16/28		15,465	14,638,108
Delta TopCo, Inc., Term Loan, 9.069%, (SOFR + 3.75%), 12/1/27		10,916	10,762,710
E2open, LLC, Term Loan, 8.939%, (SOFR + 3.50%), 2/4/28		16,175	15,982,547
ECI Macola Max Holding, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 11/9/27		14,207	14,155,479
Epicor Software Corporation:
Term Loan, 8.689%, (SOFR + 3.25%), 7/30/27		34,598	34,470,475
Term Loan, 9.074%, (SOFR + 3.75%), 7/30/27		8,650	8,674,869
Fiserv Investment Solutions, Inc., Term Loan, 9.383%, (SOFR + 4.00%), 2/18/27		12,441	11,690,527
Gen Digital, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 9/12/29		1,473	1,462,022
GoTo Group, Inc., Term Loan, 10.283%, (SOFR + 4.75%), 8/31/27		24,160	15,295,988
IGT Holding IV AB:
Term Loan, 7.122%, (3 mo. EURIBOR + 3.15%), 3/31/28	EUR	6,205	6,406,403
Term Loan, 8.962%, (SOFR + 3.40%), 3/31/28		4,015	3,997,521
iSolved, Inc., Term Loan, 9.484%, (SOFR + 4.00%), 10/14/30		5,175	5,184,703
Ivanti Software, Inc., Term Loan, 9.907%, (SOFR + 4.25%), 12/1/27		3,769	3,359,901
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Magenta Buyer, LLC:
Term Loan, 10.645%, (SOFR + 5.00%), 7/27/28		14,734	$ 10,313,763
Term Loan - Second Lien, 13.895%, (SOFR + 8.25%), 7/27/29		7,100	3,074,300
Marcel LUX IV S.a.r.l.:
Term Loan, 7.455%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	8,650	9,146,847
Term Loan, 8.689%, (SOFR + 3.25%), 3/15/26		15,741	15,740,846
Term Loan, 9.436%, (SOFR + 4.00%), 12/31/27		3,076	3,075,586
Maverick Bidco, Inc., Term Loan, 9.283%, (SOFR + 3.75%), 5/18/28		10,958	10,727,767
McAfee, LLC, Term Loan, 9.165%, (SOFR + 3.75%), 3/1/29		19,753	18,917,874
Mosel Bidco SE:
Term Loan, 8.691%, (3 mo. EURIBOR + 4.75%), 9/16/30	EUR	1,825	1,918,987
Term Loan, 10.164%, (SOFR + 4.75%), 9/16/30		2,575	2,571,781
N-Able International Holdings II, LLC, Term Loan, 8.434%, (SOFR + 2.75%), 7/19/28		1,264	1,262,453
Open Text Corporation, Term Loan, 8.174%, (SOFR + 2.75%), 1/31/30		24,532	24,558,657
Polaris Newco, LLC:
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 6/2/28	EUR	8,477	8,459,375
Term Loan, 9.439%, (SOFR + 4.00%), 6/2/28		2,942	2,784,596
Proofpoint, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 8/31/28		10,903	10,736,428
Quest Software US Holdings, Inc., Term Loan, 9.783%, (SOFR + 4.25%), 2/1/29		17,582	13,996,447
RealPage, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 4/24/28		10,718	10,483,087
Red Planet Borrower, LLC, Term Loan, 9.174%, (SOFR + 3.75%), 10/2/28		15,190	14,224,912
Redstone Holdco 2, L.P., Term Loan, 10.189%, (SOFR + 4.75%), 4/27/28		11,692	9,397,300
Sabre GLBL, Inc.:
Term Loan, 8.939%, (SOFR + 3.50%), 12/17/27		5,850	5,009,009
Term Loan, 8.939%, (SOFR + 3.50%), 12/17/27		3,744	3,205,508
Term Loan, 9.674%, (SOFR + 4.25%), 6/30/28		3,513	3,009,183
Term Loan, 10.424%, (SOFR + 5.00%), 6/30/28		1,000	858,333
Skillsoft Corporation, Term Loan, 10.699%, (SOFR + 5.25%), 7/14/28		10,339	9,489,232
SolarWinds Holdings, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 2/5/27		17,189	17,204,748
Sophia, L.P., Term Loan, 8.924%, (SOFR + 3.50%), 10/7/27		23,191	22,918,428
Turing Midco, LLC, Term Loan, 7.939%, (SOFR + 2.50%), 3/24/28		466	465,408

38
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Ultimate Software Group, Inc. (The), Term Loan, 8.764%, (SOFR + 3.25%), 5/4/26		45,569	$ 45,389,490
Veritas US, Inc., Term Loan, 10.439%, (SOFR + 5.11%), 9/1/25		14,896	12,647,834
Vision Solutions, Inc.:
Term Loan, 9.64%, (SOFR + 4.00%), 4/24/28		33,319	31,840,455
Term Loan - Second Lien, 12.791%, (SOFR + 7.25%), 4/23/29		1,500	1,332,188
VS Buyer, LLC, Term Loan, 8.674%, (SOFR + 3.25%), 2/28/27		11,035	10,966,337
			$ 642,977,682
Specialty Retail — 2.0%
Belron Luxembourg S.a.r.l., Term Loan, 6.147%, (3 mo. EURIBOR + 2.43%), 4/13/28	EUR	3,575	$ 3,781,358
Boels Topholding B.V., Term Loan, 7.049%, (EURIBOR + 3.25%), 2/6/27(11)	EUR	6,681	7,070,675
Etraveli Holding AB, Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 8/2/24	EUR	7,844	8,289,399
Great Outdoors Group, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 3/6/28		27,320	27,158,016
Harbor Freight Tools USA, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 10/19/27		17,787	17,588,354
Hoya Midco, LLC, Term Loan, 8.633%, (SOFR + 3.25%), 2/3/29		2,640	2,640,737
Les Schwab Tire Centers, Term Loan, 8.692%, (SOFR + 3.25%), 11/2/27		13,866	13,836,792
LIDS Holdings, Inc., Term Loan, 11.06%, (SOFR + 5.50%), 12/14/26		5,020	4,856,396
Mattress Firm, Inc., Term Loan, 9.95%, (6 mo. USD LIBOR + 4.25%), 9/25/28		15,867	15,703,325
PetSmart, Inc., Term Loan, 9.174%, (SOFR + 3.75%), 2/11/28		12,226	12,104,978
			$ 113,030,030
Trading Companies & Distributors — 2.8%
American Builders & Contractors Supply Co., Inc., Term Loan, 7.424%, (SOFR + 2.00%), 1/15/27		13,482	$ 13,476,022
Avolon TLB Borrower 1 (US), LLC:
Term Loan, 7.689%, (SOFR + 2.25%), 12/1/27		14,812	14,831,679
Term Loan, 7.839%, (SOFR + 2.50%), 6/22/28		26,017	26,049,069
DXP Enterprises, Inc., Term Loan, 10.291%, (SOFR + 4.75%), 10/11/30		7,225	7,188,875
Electro Rent Corporation, Term Loan, 11.002%, (SOFR + 5.50%), 11/1/24		15,594	14,657,896
Park River Holdings, Inc., Term Loan, 8.907%, (SOFR + 3.25%), 12/28/27		6,056	5,739,875
Borrower/Description	Principal Amount* (000's omitted)		Value
Trading Companies & Distributors (continued)
Patagonia Bidco Limited, Term Loan, 10.181%, (SONIA + 5.25%), 11/1/28	GBP	20,400	$ 20,781,449
PEARLS (Netherlands) Bidco B.V., Term Loan, 7.448%, (3 mo. EURIBOR + 3.50%), 2/26/29	EUR	6,000	6,199,143
Spin Holdco, Inc., Term Loan, 9.664%, (SOFR + 4.00%), 3/4/28		38,506	33,100,161
SRS Distribution, Inc.:
Term Loan, 8.825%, (SOFR + 3.50%), 6/2/28		4,986	4,885,217
Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28		4,256	4,167,106
Windsor Holdings III, LLC, Term Loan, 9.815%, (SOFR + 4.50%), 8/1/30		10,600	10,580,602
			$ 161,657,094
Wireless Telecommunication Services — 0.4%
CCI Buyer, Inc., Term Loan, 9.39%, (SOFR + 4.00%), 12/17/27		8,517	$ 8,351,070
Digicel International Finance Limited, Term Loan, 8.902%, (3 mo. USD LIBOR + 3.25%), 5/28/24		13,909	12,807,977
			$ 21,159,047
Total Senior Floating-Rate Loans (identified cost $4,984,582,462)			$4,692,860,551

Short-Term Investments — 2.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(14)	143,913,942	$ 143,913,942
Total Short-Term Investments (identified cost $143,913,942)		$ 143,913,942
Total Investments — 98.8% (identified cost $6,124,721,829)		$5,693,053,512
Less Unfunded Loan Commitments — (0.2)%		$ (9,340,092)
Net Investments — 98.6% (identified cost $6,115,381,737)		$5,683,713,420
Other Assets, Less Liabilities — 1.4%		$ 78,060,673
Net Assets — 100.0%		$5,761,774,093

39
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $775,015,279 or 13.5% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(3)	Affiliated company (see Note 7).
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(5)	Non-income producing security.
(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(7)	Amount is less than 0.05%.
(8)	When-issued security.
(9)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(10)	This Senior Loan will settle after October 31, 2023, at which time the interest rate will be determined.
(11)	The stated interest rate represents the weighted average interest rate at October 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(12)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2023, the total value of unfunded loan commitments is $6,974,244. See Note 1F for description.
(13)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(14)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	287,023,615	EUR	270,766,698	Standard Chartered Bank	11/2/23	$ 525,294	$ —
EUR	14,000,000	USD	15,040,448	Citibank, N.A.	11/30/23	—	(210,457)
EUR	18,000,000	USD	19,047,411	Standard Chartered Bank	11/30/23	19,720	—
GBP	3,000,000	USD	3,636,540	Bank of America, N.A.	11/30/23	10,400	—
GBP	2,500,000	USD	3,120,889	Standard Chartered Bank	11/30/23	—	(81,773)
USD	110,019,993	EUR	100,710,607	Bank of America, N.A.	11/30/23	3,338,752	—
USD	59,582,046	EUR	54,562,394	Bank of America, N.A.	11/30/23	1,784,918	—
USD	68,691,808	EUR	62,922,760	State Street Bank and Trust Company	11/30/23	2,038,668	—
USD	2,567,506	EUR	2,352,067	The Toronto-Dominion Bank	11/30/23	75,997	—
USD	761,273	GBP	613,244	Standard Chartered Bank	11/30/23	15,785	—
USD	34,684,407	GBP	27,484,305	State Street Bank and Trust Company	11/30/23	1,273,207	—
40
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	286,561,635	EUR	270,766,698	Standard Chartered Bank	12/4/23	$ —	$ (303,574)
EUR	12,000,000	USD	12,742,056	Standard Chartered Bank	12/29/23	—	(9,769)
GBP	3,000,000	USD	3,658,724	State Street Bank and Trust Company	12/29/23	—	(10,604)
USD	5,724,145	EUR	5,423,311	Australia and New Zealand Banking Group Limited	12/29/23	—	(30,118)
USD	11,599,841	EUR	11,000,000	Australia and New Zealand Banking Group Limited	12/29/23	—	(71,422)
USD	11,604,846	EUR	11,000,000	Goldman Sachs International	12/29/23	—	(66,417)
USD	11,599,744	EUR	11,000,000	State Street Bank and Trust Company	12/29/23	—	(71,519)
USD	11,791,232	EUR	11,184,306	State Street Bank and Trust Company	12/29/23	—	(75,584)
USD	11,790,441	EUR	11,184,306	State Street Bank and Trust Company	12/29/23	—	(76,375)
						$9,082,741	$(1,007,612)
Abbreviations:
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
41
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $5,969,122,387)	$ 5,539,799,478
Affiliated investments, at value (identified cost $146,259,350)	143,913,942
Cash	35,661,964
Deposits for derivatives collateral — forward foreign currency exchange contracts	5,450,000
Foreign currency, at value (identified cost $21,705,939)	21,724,435
Interest receivable	38,025,559
Dividends receivable from affiliated investments	852,108
Receivable for investments sold	98,080,389
Receivable for open forward foreign currency exchange contracts	9,082,741
Prepaid upfront fees on notes payable	397,460
Trustees' deferred compensation plan	272,714
Other receivables	2,084,589
Prepaid expenses	94,315
Total assets	$5,895,439,694
Liabilities
Cash collateral due to broker	$ 4,680,000
Payable for investments purchased	119,375,202
Payable for when-issued securities	4,225,000
Payable for open forward foreign currency exchange contracts	1,007,612
Payable to affiliates:
Investment adviser fee	2,476,271
Trustees' fees	9,042
Trustees' deferred compensation plan	272,714
Accrued expenses	1,619,760
Total liabilities	$ 133,665,601
Net Assets applicable to investors' interest in Portfolio	$5,761,774,093
42
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income	$ 3,060,356
Dividend income from affiliated investments	8,065,316
Interest and other income	563,764,152
Total investment income	$ 574,889,824
Expenses
Investment adviser fee	$ 32,834,212
Trustees’ fees and expenses	108,500
Custodian fee	1,248,549
Legal and accounting services	883,742
Interest expense and fees	2,410,276
Miscellaneous	383,591
Total expenses	$ 37,868,870
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 248,686
Total expense reductions	$ 248,686
Net expenses	$ 37,620,184
Net investment income	$ 537,269,640
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (273,795,704)
Foreign currency transactions	2,065,689
Forward foreign currency exchange contracts	(63,594,397)
Net realized loss	$(335,324,412)
Change in unrealized appreciation (depreciation):
Investments	$ 467,648,252
Investments - affiliated investments	(8,685,164)
Foreign currency	1,036,077
Forward foreign currency exchange contracts	11,089,934
Net change in unrealized appreciation (depreciation)	$ 471,089,099
Net realized and unrealized gain	$ 135,764,687
Net increase in net assets from operations	$ 673,034,327
43
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 537,269,640	$ 418,622,273
Net realized gain (loss)	(335,324,412)	59,718,560
Net change in unrealized appreciation (depreciation)	471,089,099	(831,891,859)
Net increase (decrease) in net assets from operations	$ 673,034,327	$ (353,551,026)
Capital transactions:
Contributions	$ 308,512,496	$ 2,094,290,768
Withdrawals	(3,320,903,248)	(2,626,390,995)
Net decrease in net assets from capital transactions	$(3,012,390,752)	$ (532,100,227)
Net decrease in net assets	$(2,339,356,425)	$ (885,651,253)
Net Assets
At beginning of year	$ 8,101,130,518	$ 8,986,781,771
At end of year	$ 5,761,774,093	$ 8,101,130,518
44
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.58% (1)	0.54% (1)	0.56%	0.59%	0.55%
Net investment income	8.21%	4.39%	3.51%	4.17%	5.09%
Portfolio Turnover	19%	27%	26%	28%	16%
Total Return	10.63%	(3.32)%	7.80%	1.18%	1.64%
Net assets, end of year (000’s omitted)	$5,761,774	$8,101,131	$8,986,782	$5,649,501	$7,966,641
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
45

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.0% and 14.0%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
46

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
J  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
47

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio's average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.4900%
$5 billion but less than $10 billion	0.4600%
$10 billion but less than $15 billion	0.4350%
$15 billion but less than $20 billion	0.4150%
$20 billion but less than $25 billion	0.4000%
$25 billion and over	0.3900%
For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $32,834,212 or 0.50% of the Portfolio's average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $248,686 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $1,183,936,744 and $3,587,117,176, respectively, for the year ended October 31, 2023.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$6,067,145,036
Gross unrealized appreciation	$ 29,989,140
Gross unrealized depreciation	(413,420,756)
Net unrealized depreciation	$ (383,431,616)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
48

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.
The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio's net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit related contingent features in a net liability position was $1,007,612. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $770,000 at October 31, 2023.
The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2023 was as follows:
	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)
Forward foreign currency exchange contracts	$9,082,741	$(1,007,612)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
49

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 5,134,070	$ —	$ —	$ (4,680,000)	$ 454,070
Standard Chartered Bank	560,799	(395,116)	—	—	165,683
State Street Bank and Trust Company	3,311,875	(234,082)	(2,058,264)	—	1,019,529
The Toronto-Dominion Bank	75,997	—	—	—	75,997
	$9,082,741	$(629,198)	$(2,058,264)	$(4,680,000)	$1,715,279

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Australia and New Zealand Banking Group Limited	$ (101,540)	$ —	$ —	$ —	$ (101,540)
Citibank, N.A.	(210,457)	—	—	210,457	—
Goldman Sachs International	(66,417)	—	—	60,000	(6,417)
Standard Chartered Bank	(395,116)	395,116	—	—	—
State Street Bank and Trust Company	(234,082)	234,082	—	—	—
	$(1,007,612)	$629,198	$ —	$270,457	$(107,957)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2023 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(63,594,397)	$11,089,934
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2023, which is indicative of the volume of this derivative type, was approximately $1,209,633,000.
50

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

6  Credit Facility
The Portfolio participates with another portfolio and fund managed by BMR and its affiliates in a $600 million ($700 million prior to March 6, 2023) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 4, 2024. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. At the Portfolio’s option, any loan under the Credit Facility that is made to it will bear interest at a rate equal to (i) the Benchmark Rate (defined below) plus a margin or, (ii) the Base Rate, or (iii) the Overnight Rate plus a margin. Base Rate is the highest of (a) administrative agent’s prime rate, (b) 50 basis points above the Federal Funds rate, (c) the Benchmark Rate plus a margin and (d) 1.00%, in each case as in effect from time to time. The “Overnight Rate” is the greatest of the Benchmark Rate, the Federal Funds rate and 0.00%. “Benchmark Rate” means Term SOFR (defined as the forward-looking Secured Overnight Financing Rate term rate published two U.S. government securities business days prior to the commencement of the applicable interest period plus the Term SOFR Adjustment) for an interest period of one-month’s duration. To the extent that, at any time, the Benchmark Rate is less than 0.00%, the Benchmark Rate shall be deemed to be 0.00% for purposes of the Credit Facility. “Term SOFR Adjustment” means 0.10%. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,167,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2023 is $397,460 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2023.
7  Affiliated Investments
An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2023, the value of the Portfolio's investment in affiliated companies and in funds that may be deemed to be affiliated was $143,913,942, which represents 2.5% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Common Stocks*
IAP Global Services, LLC(1)(2)(3)	$ 8,685,164	$ —	$ —	$ —	$ (8,685,164)	$ 0	$ —	2,577
Short-Term Investments
Liquidity Fund	156,771,808	2,181,162,967	(2,194,020,833)	—	—	143,913,942	8,065,316	143,913,942
Total				$ —	$(8,685,164)	$143,913,942	$8,065,316
*	The related industry is the same as the presentation in the Portfolio of Investments.
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(2)	Non-income producing security.
(3)	A portion of the shares were acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
51

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 270,085,254	$ —	$ 270,085,254
Common Stocks	839,909	33,435,126	1,089,614	35,364,649
Corporate Bonds	—	524,182,503	—	524,182,503
Exchange-Traded Funds	17,700,300	—	—	17,700,300
Preferred Stocks	—	8,946,313	—	8,946,313
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	4,655,307,077	28,213,382	4,683,520,459
Short-Term Investments	143,913,942	—	—	143,913,942
Total Investments	$ 162,454,151	$ 5,491,956,273	$ 29,302,996	$ 5,683,713,420
Forward Foreign Currency Exchange Contracts	$ —	$ 9,082,741	$ —	$ 9,082,741
Total	$ 162,454,151	$ 5,501,039,014	$ 29,302,996	$ 5,692,796,161
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (1,007,612)	$ —	$ (1,007,612)
Total	$ —	$ (1,007,612)	$ —	$ (1,007,612)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
52

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
53

Eaton Vance
Floating-Rate Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements 1 for each of the Eaton Vance Funds for an additional one-year period.  The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee.  Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”).  (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
54

Eaton Vance
Floating-Rate Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives.  The Board also received information regarding risk management techniques employed in connection with the management of the funds.  The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters.  In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor.  The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement.  In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Floating-Rate Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Eaton Vance Floating Rate Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the
55

Eaton Vance
Floating-Rate Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement.  Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel.  In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans.  The Board considered each Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund and to the Portfolio, including portfolio managers and analysts.  The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services.  The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof.  The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index.  The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.  In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period.  The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period.  The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
56

Eaton Vance
Floating-Rate Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser.  The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
57

Eaton Vance
Floating-Rate Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
58

Eaton Vance
Floating-Rate Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Eaton Vance Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, "MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- present).
Other Directorships. None.
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
59

Eaton Vance
Floating-Rate Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (ecommerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
60

Eaton Vance
Floating-Rate Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
61

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
62

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
63

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
64

Investment Adviser of Eaton Vance Floating Rate Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of
Eaton Vance Floating-Rate Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044    10.31.23

Eaton Vance
Floating-Rate & High Income Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Floating-Rate & High Income Fund

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
Amid global concerns about inflation, rising interest rates, and the Russia-Ukraine war, senior loans displayed their value as a portfolio diversifier by outperforming most U.S. fixed-income asset classes during the 12-month period ended October 31, 2023.
With senior loans among the few asset classes to benefit from rising interest rates, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), a broad measure of the asset class, returned 11.92% during the period. Senior loans generally outperformed investment-grade corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds.
As the period began in November 2022, the U.S. Federal Reserve’s (the Fed’s) campaign of interest rate hikes was generally viewed as a positive environment for floating-rate loans, and the asset class rallied during the closing months of 2022.
The senior loan rally continued into 2023, with the Index returning 2.73% in January -- its best monthly performance since May 2020 -- and posting positive performance in February 2023 as well. But in mid-March, the unexpected collapse of Silicon Valley Bank and Signature Bank triggered fears of contagion in the regional banking sector and put a damper on asset performance across capital markets. As a result, the Index return was virtually flat in March 2023.
Senior loans rallied again in April 2023, but gave back some of those gains in May amid recession concerns. From June through September 2023, senior loans rallied once more as recession fears receded. In the rising-rate environment, coupon interest accounted for nearly three-quarters of the Index’s performance in 2023 through September.
However, in October 2023, amid volatility that rattled capital markets, loan prices slipped modestly and the Index return was virtually flat for the month -- although senior loans continued to outperform virtually all other U.S. fixed-income asset classes during the closing month of the period.
Asset class technical factors were generally supportive throughout the period, contributing to the overall performance of senior loans. For example, the supply of new loans was limited during the period, which supported floating-rate prices in secondary markets.
In addition, new capital formation in structured products provided a tailwind for the asset class, reflecting continued institutional interest in senior loans during the period.
While issuer fundamentals deteriorated for the period as a whole, they improved during the period’s closing months. The trailing 12-month default rate rose from 0.83% at the start of the period to 1.71% as of June 30, 2023, and then declined to 1.36% at period-end -- about half the market’s 2.70% long-term average. Despite fluctuating default rates, loan prices improved from $92.20 at the start of the period to $94.80 at period-end.
For the period as a whole, BBB-, BB-, B-, CCC- and D-rated (defaulted) loans within the Index returned 8.71%, 9.82%, 13.27%, 12.40%, and -30.85%, respectively.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Floating-Rate & High Income Fund (the Fund) returned 9.38% for Class A shares at net asset value (NAV), underperforming its benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), which returned 11.92%.
The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, or expenses.
The Fund’s out-of-Index allocation to secured high yield bonds was the principal detractor from Fund returns versus the Index, as floating-rate loans outperformed their fixed-rate counterparts in the bond market during the period.
On an industry basis, loan selections in the media; information technology services; aerospace & defense; and diversified telecommunication services industries also detracted from returns versus the Index. On an individual loan basis, the top detractors from relative returns were an out-of-Index position in a global logistics provider, and an overweight position in a digital infrastructure provider.
In contrast, the Fund’s modest out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to returns versus the Index.
On an industry basis, loan selections in the health care equipment & supplies industry, and in the energy equipment & services industry contributed to returns versus the Index during the period. On an individual loan basis, the top contributors to relative returns were an out-of-Index position in a steel forgings manufacturer, and an overweight position in a home health care provider.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Performance

Portfolio Manager(s) Kelley Gerrity, Stephen C. Concannon, CFA, Andrew N. Sveen, CFA, Jeffrey D. Mueller, Ralph Hinckley, CFA and Jake Lemle, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	09/07/2000	09/07/2000	9.35%	3.02%	3.35%
Class A at NAV	05/07/2003	09/07/2000	9.38	3.03	3.35
Class A with 3.25% Maximum Sales Charge	—	—	5.77	2.34	3.02
Class C at NAV	09/05/2000	09/05/2000	8.68	2.27	2.75
Class C with 1% Maximum Deferred Sales Charge	—	—	7.68	2.27	2.75
Class I at NAV	09/15/2000	09/15/2000	9.76	3.30	3.61
Class R6 at NAV	06/27/2016	09/15/2000	9.83	3.36	3.66

Morningstar® LSTA® US Leveraged Loan IndexSM	—	—	11.92%	4.46%	4.22%
% Total Annual Operating Expense Ratios[3]	Advisers Class	Class A	Class C	Class I	Class R6
	1.02%	1.02%	1.77%	0.77%	0.71%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2013	$13,910	N.A.
Class C	$10,000	10/31/2013	$13,115	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,426,384	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2013	$7,161,751	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Fund Profile

Asset Allocation (% of net assets)[1,2]
Credit Quality (% of bonds, loans and asset-backed securities)[3]

Footnotes:
Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.
[1]	Net of unfunded loan commitments.
[2]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
[3]	For Eaton Vance Floating Rate Portfolio’s investments, credit ratings are categorized using S&P Global Ratings (“S&P”). For High Income Opportunities Portfolio’s investments, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable and the breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P major rating category. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.

5

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Advisers Class	$1,000.00	$1,033.60	$5.59	1.09%
Class A	$1,000.00	$1,034.00	$5.59	1.09%
Class C	$1,000.00	$1,031.00	$9.42	1.84%
Class I	$1,000.00	$1,036.20	$4.31	0.84%
Class R6	$1,000.00	$1,036.50	$3.95	0.77%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.71	$5.55	1.09%
Class A	$1,000.00	$1,019.71	$5.55	1.09%
Class C	$1,000.00	$1,015.93	$9.35	1.84%
Class I	$1,000.00	$1,020.97	$4.28	0.84%
Class R6	$1,000.00	$1,021.32	$3.92	0.77%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolios.
6

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost $899,002,552)	$ 806,565,606
Investment in High Income Opportunities Portfolio, at value (identified cost $196,262,192)	151,383,812
Receivable for Fund shares sold	2,273,987
Total assets	$ 960,223,405
Liabilities
Payable for Fund shares redeemed	$ 14,034,142
Distributions payable	525,084
Payable to affiliates:
Administration fee	123,305
Distribution and service fees	48,810
Trustees' fees	42
Accrued expenses	340,419
Total liabilities	$ 15,071,802
Net Assets	$ 945,151,603
Sources of Net Assets
Paid-in capital	$1,227,472,984
Accumulated loss	(282,321,381)
Net Assets	$ 945,151,603
Advisers Class Shares
Net Assets	$ 39,715,265
Shares Outstanding	4,896,703
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.11
Class A Shares
Net Assets	$ 116,469,157
Shares Outstanding	13,499,884
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.63
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 8.92
Class C Shares
Net Assets	$ 16,355,259
Shares Outstanding	2,020,384
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 8.10
Class I Shares
Net Assets	$ 742,105,004
Shares Outstanding	91,442,678
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.12
7
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Statement of Assets and Liabilities — continued

October 31, 2023
Class R6 Shares
Net Assets	$30,506,918
Shares Outstanding	3,758,891
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.12
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
8
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolios (net of foreign taxes withheld of $255)	$ 2,206,158
Interest income allocated from Portfolios	96,351,256
Expenses allocated from Portfolios	(6,630,158)
Total investment income from Portfolios	$ 91,927,256
Expenses
Administration fee	$ 1,750,607
Distribution and service fees:
Advisers Class	103,679
Class A	381,333
Class C	189,036
Trustees’ fees and expenses	500
Custodian fee	61,904
Transfer and dividend disbursing agent fees	894,623
Legal and accounting services	77,804
Printing and postage	113,899
Registration fees	97,798
Miscellaneous	22,134
Total expenses	$ 3,693,317
Net investment income	$ 88,233,939
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss):
Investment transactions	$ (36,414,046)
Securities sold short	(92,730)
Foreign currency transactions	334,688
Forward foreign currency exchange contracts	(9,990,517)
Net realized loss	$ (46,162,605)
Change in unrealized appreciation (depreciation):
Investments	$ 68,662,770
Foreign currency	205,992
Forward foreign currency exchange contracts	1,172,150
Net change in unrealized appreciation (depreciation)	$ 70,040,912
Net realized and unrealized gain	$ 23,878,307
Net increase in net assets from operations	$112,112,246
9
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 88,233,939	$ 72,027,950
Net realized gain (loss)	(46,162,605)	7,117,431
Net change in unrealized appreciation (depreciation)	70,040,912	(163,552,579)
Net increase (decrease) in net assets from operations	$ 112,112,246	$ (84,407,198)
Distributions to shareholders:
Advisers Class	$ (3,095,059)	$ (1,879,317)
Class A	(11,350,770)	(7,357,901)
Class C	(1,264,508)	(798,333)
Class I	(70,780,649)	(60,562,506)
Class R6	(2,375,670)	(1,910,333)
Total distributions to shareholders	$ (88,866,656)	$ (72,508,390)
Transactions in shares of beneficial interest:
Advisers Class	$ (4,445,412)	$ (309,593)
Class A	(58,644,353)	921,645
Class C	(5,709,390)	(1,881,811)
Class I	(504,295,092)	171,096,234
Class R6	(12,187,963)	8,512,004
Net increase (decrease) in net assets from Fund share transactions	$ (585,282,210)	$ 178,338,479
Net increase (decrease) in net assets	$ (562,036,620)	$ 21,422,891
Net Assets
At beginning of year	$1,507,188,223	$ 1,485,765,332
At end of year	$ 945,151,603	$1,507,188,223
10
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Financial Highlights

	Advisers Class
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.990	$ 8.720	$ 8.330	$ 8.620	$ 8.850
Income (Loss) From Operations
Net investment income(1)	$ 0.604	$ 0.336	$ 0.282	$ 0.324	$ 0.408
Net realized and unrealized gain (loss)	0.125	(0.727)	0.395	(0.277)	(0.228)
Total income (loss) from operations	$ 0.729	$ (0.391)	$ 0.677	$ 0.047	$ 0.180
Less Distributions
From net investment income	$ (0.609)	$ (0.339)	$ (0.287)	$ (0.337)	$ (0.410)
Total distributions	$ (0.609)	$ (0.339)	$ (0.287)	$ (0.337)	$ (0.410)
Net asset value — End of year	$ 8.110	$ 7.990	$ 8.720	$ 8.330	$ 8.620
Total Return(2)	9.35%	(4.56)%	8.20%	0.75%	1.98%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$39,715	$43,533	$47,953	$42,806	$84,179
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.08% (4)	1.02% (4)	1.04%	1.08%	1.04%
Net investment income	7.42%	4.01%	3.25%	3.89%	4.68%
Portfolio Turnover of the Fund(5)	3%	24%	9%	8%	5%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
11
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Financial Highlights — continued

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.500	$ 9.280	$ 8.870	$ 9.160	$ 9.410
Income (Loss) From Operations
Net investment income(1)	$ 0.641	$ 0.357	$ 0.300	$ 0.340	$ 0.434
Net realized and unrealized gain (loss)	0.137	(0.777)	0.415	(0.272)	(0.248)
Total income (loss) from operations	$ 0.778	$ (0.420)	$ 0.715	$ 0.068	$ 0.186
Less Distributions
From net investment income	$ (0.648)	$ (0.360)	$ (0.305)	$ (0.358)	$ (0.436)
Total distributions	$ (0.648)	$ (0.360)	$ (0.305)	$ (0.358)	$ (0.436)
Net asset value — End of year	$ 8.630	$ 8.500	$ 9.280	$ 8.870	$ 9.160
Total Return(2)	9.38%	(4.60)%	8.14%	0.83%	2.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$116,469	$172,307	$187,279	$181,561	$195,385
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.08% (4)	1.02% (4)	1.04%	1.08%	1.04%
Net investment income	7.40%	4.01%	3.25%	3.84%	4.69%
Portfolio Turnover of the Fund(5)	3%	24%	9%	8%	5%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
12
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.980	$ 8.710	$ 8.320	$ 8.600	$ 8.830
Income (Loss) From Operations
Net investment income(1)	$ 0.540	$ 0.271	$ 0.218	$ 0.259	$ 0.341
Net realized and unrealized gain (loss)	0.127	(0.726)	0.394	(0.264)	(0.227)
Total income (loss) from operations	$ 0.667	$ (0.455)	$ 0.612	$ (0.005)	$ 0.114
Less Distributions
From net investment income	$ (0.547)	$ (0.275)	$ (0.222)	$ (0.275)	$ (0.344)
Total distributions	$ (0.547)	$ (0.275)	$ (0.222)	$ (0.275)	$ (0.344)
Net asset value — End of year	$ 8.100	$ 7.980	$ 8.710	$ 8.320	$ 8.600
Total Return(2)	8.68%	(5.40)%	7.40%	(0.00)% (3)	1.33%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,355	$21,726	$25,764	$37,683	$59,716
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.83% (5)	1.77% (5)	1.79%	1.83%	1.79%
Net investment income	6.64%	3.23%	2.52%	3.12%	3.93%
Portfolio Turnover of the Fund(6)	3%	24%	9%	8%	5%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Amount is less than (0.005)%.
(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
13
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.000	$ 8.730	$ 8.340	$ 8.620	$ 8.850
Income (Loss) From Operations
Net investment income(1)	$ 0.621	$ 0.358	$ 0.301	$ 0.344	$ 0.430
Net realized and unrealized gain (loss)	0.129	(0.728)	0.398	(0.265)	(0.228)
Total income (loss) from operations	$ 0.750	$ (0.370)	$ 0.699	$ 0.079	$ 0.202
Less Distributions
From net investment income	$ (0.630)	$ (0.360)	$ (0.309)	$ (0.359)	$ (0.432)
Total distributions	$ (0.630)	$ (0.360)	$ (0.309)	$ (0.359)	$ (0.432)
Net asset value — End of year	$ 8.120	$ 8.000	$ 8.730	$ 8.340	$ 8.620
Total Return(2)	9.76%	(4.43)%	8.47%	1.01%	2.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$742,105	$1,227,499	$1,187,123	$546,479	$808,175
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.83% (4)	0.77% (4)	0.78%	0.83%	0.79%
Net investment income	7.63%	4.27%	3.47%	4.12%	4.94%
Portfolio Turnover of the Fund(5)	3%	24%	9%	8%	5%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
14
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.000	$ 8.730	$ 8.340	$ 8.620	$ 8.850
Income (Loss) From Operations
Net investment income(1)	$ 0.630	$ 0.364	$ 0.312	$ 0.349	$ 0.435
Net realized and unrealized gain (loss)	0.125	(0.730)	0.393	(0.267)	(0.228)
Total income (loss) from operations	$ 0.755	$ (0.366)	$ 0.705	$ 0.082	$ 0.207
Less Distributions
From net investment income	$ (0.635)	$ (0.364)	$ (0.315)	$ (0.362)	$ (0.437)
Total distributions	$ (0.635)	$ (0.364)	$ (0.315)	$ (0.362)	$ (0.437)
Net asset value — End of year	$ 8.120	$ 8.000	$ 8.730	$ 8.340	$ 8.620
Total Return(2)	9.83%	(4.38)%	8.54%	1.05%	2.41%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,507	$42,124	$37,646	$77,338	$130,492
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.77% (4)	0.71% (4)	0.74%	0.79%	0.73%
Net investment income	7.72%	4.35%	3.61%	4.19%	4.99%
Portfolio Turnover of the Fund(5)	3%	24%	9%	8%	5%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolios' adviser fees due to the Portfolios' investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.
15
See Notes to Financial Statements.

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at October 31, 2023 were as follows: Eaton Vance Floating Rate Portfolio (14.0%) and High Income Opportunities Portfolio (13.9%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation— Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
16

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$88,866,656	$72,508,390
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 510,170
Deferred capital losses	(190,111,294)
Net unrealized depreciation	(92,195,173)
Distributions payable	(525,084)
Accumulated loss	$(282,321,381)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $190,111,294 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $19,196,107 are short-term and $170,915,187 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by EVM, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. For bank loans and bank loan related assets, the investment adviser fee is computed based on the Fund’s daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee at the following annual rates and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.575%
$1 billion but less than $2 billion	0.525%
$2 billion but less than $5 billion	0.490%
$5 billion but less than $10 billion	0.460%
$10 billion but less than $15 billion	0.435%
$15 billion but less than $20 billion	0.415%
$20 billion but less than $25 billion	0.400%
$25 billion and over	0.390%
17

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Notes to Financial Statements — continued

For high yield bonds and other instruments that are not bank loan related, the fee is an aggregate of a daily asset-based fee and a daily income-based fee at the following rates:
Total Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $500 million	0.300%	3.000%
$500 million but less than $1 billion	0.275%	2.750%
$1 billion but less than $1.5 billion	0.250%	2.500%
$1.5 billion but less than $2 billion	0.225%	2.250%
$2 billion but less than $3 billion	0.200%	2.000%
$3 billion and over	0.175%	1.750%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), an affiliate of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended October 31, 2023, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $5,826,427 or 0.50% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2023, the administration fee amounted to $1,750,607.
The Portfolios may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolios is reduced by an amount equal to their pro rata share of the advisory and administration fees paid by the Portfolios due to their investments in the Liquidity Fund. For the year ended October 31, 2023, the Fund’s allocated share of the reduction of the investment adviser fee paid by the Portfolios was $48,620 relating to the Portfolios’ investments in the Liquidity Fund.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $125,896 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $5,110 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2023 in the amount of $309. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.
4  Distribution Plans
The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $103,679 for Advisers Class shares and $381,333 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $141,777 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $47,259 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
18

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $2,271 and $1,877 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investments in the Portfolios were as follows:
Portfolio	Contributions	Withdrawals
Eaton Vance Floating Rate Portfolio	$25,651,446	$588,726,253
High Income Opportunities Portfolio	4,885,990	112,138,334
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Advisers Class
Sales	781,101	$ 6,371,241	861,467	$ 7,333,346
Issued to shareholders electing to receive payments of distributions in Fund shares	377,850	3,081,066	225,567	1,870,304
Redemptions	(1,710,463)	(13,897,719)	(1,136,776)	(9,513,243)
Net decrease	(551,512)	$ (4,445,412)	(49,742)	$ (309,593)
Class A
Sales	2,841,220	$ 24,588,771	5,626,007	$ 50,747,562
Issued to shareholders electing to receive payments of distributions in Fund shares	1,178,505	10,220,124	754,617	6,655,370
Redemptions	(10,791,599)	(93,453,248)	(6,294,093)	(56,481,287)
Net increase (decrease)	(6,771,874)	$ (58,644,353)	86,531	$ 921,645
Class C
Sales	295,896	$ 2,411,871	545,540	$ 4,647,106
Issued to shareholders electing to receive payments of distributions in Fund shares	145,386	1,182,941	90,568	748,915
Redemptions	(1,144,960)	(9,304,202)	(871,319)	(7,277,832)
Net decrease	(703,678)	$ (5,709,390)	(235,211)	$ (1,881,811)
19

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Notes to Financial Statements — continued

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class I
Sales	25,825,099	$ 210,646,813	104,576,939	$ 890,758,907
Issued to shareholders electing to receive payments of distributions in Fund shares	8,135,594	66,333,136	6,909,643	57,277,380
Redemptions	(96,043,686)	(781,275,041)	(93,980,289)	(776,940,053)
Net increase (decrease)	(62,082,993)	$(504,295,092)	17,506,293	$ 171,096,234
Class R6
Sales	948,220	$ 7,745,894	3,056,181	$ 26,069,554
Issued to shareholders electing to receive payments of distributions in Fund shares	289,289	2,359,388	229,501	1,901,527
Redemptions	(2,746,908)	(22,293,245)	(2,330,840)	(19,459,077)
Net increase (decrease)	(1,509,399)	$ (12,187,963)	954,842	$ 8,512,004
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023 and October 31, 2022, the Fund's investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, and in Eaton Vance Floating Rate Portfolio were valued based on Level 1 inputs.
20

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
21

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $75,964, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 97.10% of distributions from net investment income as a 163(j) interest dividend.
22

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments

Asset-Backed Securities — 4.7%
Security	Principal Amount (000's omitted)	Value
Alinea CLO, Ltd.:
Series 2018-1A, Class D, 8.777%, (3 mo. SOFR + 3.362%), 7/20/31(1)(2)	$2,500	$ 2,403,450
Series 2018-1A, Class E, 11.677%, (3 mo. SOFR + 6.262%), 7/20/31(1)(2)	3,000	2,621,361
AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 12.566%, (3 mo. SOFR + 7.172%), 1/15/32(1)(2)	4,000	3,515,388
AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 11.807%, (3 mo. SOFR + 6.442%), 11/10/30(1)(2)	3,525	3,009,589
Apidos CLO XX, Series 2015-20A, Class DR, 11.356%, (3 mo. SOFR + 5.962%), 7/16/31(1)(2)	2,375	2,135,332
Ares Loan Funding II, Ltd., Series 2022-ALF2A, Class ER, 13.656%, (3 mo. SOFR + 8.24%), 10/20/36(1)(2)	1,325	1,298,898
Ares LVlll CLO, Ltd., Series 2020-58A, Class ER, 12.094%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	3,000	2,733,831
Ares XLIX CLO, Ltd., Series 2018-49A, Class D, 8.674%, (3 mo. SOFR + 3.262%), 7/22/30(1)(2)	2,500	2,395,640
Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 8.526%, (3 mo. SOFR + 3.162%), 5/15/30(1)(2)	5,000	4,754,640
Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 11.356%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,000	3,552,104
Babson CLO, Ltd.:
Series 2015-1A, Class DR, 8.277%, (3 mo. SOFR + 2.862%), 1/20/31(1)(2)	2,500	2,362,727
Series 2018-1A, Class C, 8.256%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	3,500	3,276,546
Bain Capital Credit CLO, Ltd.:
Series 2018-1A, Class D, 8.374%, (3 mo. SOFR + 2.962%), 4/23/31(1)(2)	5,000	4,651,770
Series 2018-1A, Class E, 11.024%, (3 mo. SOFR + 5.612%), 4/23/31(1)(2)	3,000	2,511,483
Battalion CLO XXII, Ltd., Series 2021-22A, Class E, 12.627%, (3 mo. SOFR + 7.212%), 1/20/35(1)(2)	1,750	1,482,668
Battalion CLO XXIII, Ltd., Series 2022-23A, Class D, 9.344%, (3 mo. SOFR + 3.95%), 5/19/36(1)(2)	3,500	3,230,965
Benefit Street Partners CLO V-B, Ltd., Series 2018-5BA, Class D, 11.627%, (3 mo. SOFR + 6.212%), 4/20/31(1)(2)	3,500	3,250,653
Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 11.277%, (3 mo. SOFR + 5.862%), 1/20/31(1)(2)	5,401	4,544,758
Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 8.277%, (3 mo. SOFR + 2.862%), 4/20/31(1)(2)	1,500	1,419,594
Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 12.364%, (3 mo. SOFR + 6.962%), 1/17/32(1)(2)	2,250	2,108,072
Security	Principal Amount (000's omitted)	Value
Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 12.006%, (3 mo. SOFR + 6.612%), 7/15/32(1)(2)	$1,750	$ 1,677,869
Benefit Street Partners CLO XXII, Ltd., Series 2020-22A, Class ER, 12.346%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	930,082
Benefit Street Partners CLO XXV, Ltd., Series 2021-25A, Class E, 12.506%, (3 mo. SOFR + 7.112%), 1/15/35(1)(2)	3,000	2,845,206
Betony CLO 2, Ltd.:
Series 2018-1A, Class C, 8.552%, (3 mo. SOFR + 3.162%), 4/30/31(1)(2)	2,500	2,387,102
Series 2018-1A, Class D, 11.302%, (3 mo. SOFR + 5.912%), 4/30/31(1)(2)	2,475	2,178,101
BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 12.517%, (3 mo. SOFR + 7.102%), 4/20/34(1)(2)	1,000	880,092
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 12.807%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	3,000	2,781,324
BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 12.094%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,779,092
BlueMountain CLO XXXIII, Ltd., Series 2021-33A, Class E, 12.471%, (3 mo. SOFR + 7.092%), 11/20/34(1)(2)	2,500	2,322,227
BlueMountain CLO XXXV, Ltd., Series 2022-35A, Class E, 13.162%, (3 mo. SOFR + 7.75%), 7/22/35(1)(2)	2,000	1,884,938
BlueMountain CLO, Ltd.:
Series 2016-3A, Class DR, 8.726%, (3 mo. SOFR + 3.362%), 11/15/30(1)(2)	1,500	1,375,377
Series 2016-3A, Class ER, 11.576%, (3 mo. SOFR + 6.212%), 11/15/30(1)(2)	1,500	1,224,608
Series 2018-1A, Class D, 8.702%, (3 mo. SOFR + 3.312%), 7/30/30(1)(2)	2,500	2,266,958
Series 2018-1A, Class E, 11.602%, (3 mo. SOFR + 6.212%), 7/30/30(1)(2)	2,000	1,534,322
Bryant Park Funding, Ltd.:
Series 2023-20A, Class D, 11.449%, (3 mo. SOFR + 6.09%), 7/15/36(1)(2)	3,500	3,410,771
Series 2023-21A, Class D, 10.935%, (3 mo. SOFR + 5.45%), 10/18/36(1)(2)	3,525	3,501,841
Canyon Capital CLO, Ltd.:
Series 2012-1RA, Class E, 11.356%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,875	4,244,814
Series 2016-1A, Class ER, 11.406%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	4,000	3,392,436
Series 2016-2A, Class ER, 11.656%, (3 mo. SOFR + 6.262%), 10/15/31(1)(2)	4,500	3,826,125
Series 2017-1A, Class E, 11.906%, (3 mo. SOFR + 6.512%), 7/15/30(1)(2)	3,250	2,877,287

23
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Canyon Capital CLO, Ltd.: (continued)
Series 2018-1A, Class D, 8.556%, (3 mo. SOFR + 3.162%), 7/15/31(1)(2)	$3,000	$ 2,848,887
Series 2018-1A, Class E, 11.406%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	2,750	2,345,882
Series 2019-2A, Class ER, 12.406%, (3 mo. SOFR + 7.011%), 10/15/34(1)(2)	1,500	1,360,722
Carlyle CLO C17, Ltd.:
Series C17A, Class CR, 8.452%, (3 mo. SOFR + 3.062%), 4/30/31(1)(2)	5,000	4,680,700
Series C17A, Class DR, 11.652%, (3 mo. SOFR + 6.262%), 4/30/31(1)(2)	3,500	2,841,314
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class CR2, 9.156%, (3 mo. SOFR + 3.762%), 1/14/32(1)(2)	2,500	2,408,155
Series 2012-3A, Class DR2, 12.156%, (3 mo. SOFR + 6.761%), 1/14/32(1)(2)	1,500	1,251,521
Series 2014-3RA, Class C, 8.599%, (3 mo. SOFR + 3.212%), 7/27/31(1)(2)	1,000	924,119
Series 2014-3RA, Class D, 11.049%, (3 mo. SOFR + 5.662%), 7/27/31(1)(2)	2,150	1,877,116
Series 2014-4RA, Class C, 8.556%, (3 mo. SOFR + 3.162%), 7/15/30(1)(2)	2,000	1,848,728
Series 2014-4RA, Class D, 11.306%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	1,500	1,206,492
Carlyle US CLO, Ltd.:
Series 2019-4A, Class DR, 11.994%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	3,000	2,658,969
Series 2022-6A, Class DR, 10.13%, (3 mo. SOFR + 4.75%), 10/25/36(1)(2)	2,200	2,207,482
CarVal CLO IV, Ltd., Series 2021-1A, Class E, 12.277%, (3 mo. SOFR + 6.862%), 7/20/34(1)(2)	1,000	975,659
CIFC Funding, Ltd., Series 2022-4A, Class D, 8.944%, (3 mo. SOFR + 3.55%), 7/16/35(1)(2)	1,750	1,725,726
Dryden CLO, Ltd.:
Series 2018-55A, Class D, 8.506%, (3 mo. SOFR + 3.112%), 4/15/31(1)(2)	1,500	1,399,137
Series 2018-55A, Class E, 11.056%, (3 mo. SOFR + 5.662%), 4/15/31(1)(2)	2,000	1,749,672
Series 2022-112A, Class E, 13.145%, (3 mo. SOFR + 7.78%), 8/15/34(1)(2)	2,000	1,973,216
Dryden Senior Loan Fund:
Series 2015-41A, Class DR, 8.256%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	5,000	4,641,865
Series 2015-41A, Class ER, 10.956%, (3 mo. SOFR + 5.562%), 4/15/31(1)(2)	1,268	989,947
Series 2016-42A, Class DR, 8.586%, (3 mo. SOFR + 3.192%), 7/15/30(1)(2)	2,500	2,348,357
Series 2016-42A, Class ER, 11.206%, (3 mo. SOFR + 5.812%), 7/15/30(1)(2)	3,500	2,953,135
Elmwood CLO 14, Ltd., Series 2022-1A, Class E, 11.766%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	1,950	1,875,321
Elmwood CLO 17, Ltd., Series 2022-4A, Class E, 12.553%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	2,250	2,229,032
Security	Principal Amount (000's omitted)	Value
Galaxy XXV CLO, Ltd.:
Series 2018-25A, Class D, 8.74%, (3 mo. SOFR + 3.362%), 10/25/31(1)(2)	$2,500	$ 2,438,492
Series 2018-25A, Class E, 11.59%, (3 mo. SOFR + 6.211%), 10/25/31(1)(2)	3,500	3,098,378
Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 11.677%, (3 mo. SOFR + 6.262%), 1/20/31(1)(2)	2,500	2,340,557
Golub Capital Partners CLO 37B, Ltd.:
Series 2018-37A, Class D, 8.977%, (3 mo. SOFR + 3.562%), 7/20/30(1)(2)	4,000	3,709,444
Series 2018-37A, Class E, 11.427%, (3 mo. SOFR + 6.012%), 7/20/30(1)(2)	4,750	4,695,978
Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 12.377%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	1,250	1,141,728
Golub Capital Partners CLO 58B, Ltd., Series 2021-58A, Class E, 12.45%, (3 mo. SOFR + 7.072%), 1/25/35(1)(2)	2,500	2,306,540
Halseypoint CLO 5, Ltd., Series 2021-5A, Class E, 12.592%, (3 mo. SOFR + 7.202%), 1/30/35(1)(2)	2,000	1,821,042
Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 12.077%, (3 mo. SOFR + 6.662%), 4/20/34(1)(2)	1,000	929,261
ICG US CLO, Ltd.:
Series 2018-2A, Class D, 8.774%, (3 mo. SOFR + 3.362%), 7/22/31(1)(2)	2,000	1,844,714
Series 2018-2A, Class E, 11.424%, (3 mo. SOFR + 6.012%), 7/22/31(1)(2)	3,000	2,468,892
Madison Park Funding LIX, Ltd., Series 2021-59A, Class E, 12.257%, (3 mo. SOFR + 6.862%), 1/18/34(1)(2)	1,450	1,354,316
Madison Park Funding XXV, Ltd., Series 2017-25A, Class D, 11.74%, (3 mo. SOFR + 6.362%), 4/25/29(1)(2)	1,500	1,399,364
Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 12.444%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,500	2,464,607
Marble Point CLO XXIV, Ltd., Series 2022-1A, Class D1, 9.656%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	2,000	1,948,968
Neuberger Berman CLO XXII, Ltd.:
Series 2016-22A, Class DR, 8.764%, (3 mo. SOFR + 3.362%), 10/17/30(1)(2)	2,500	2,405,505
Series 2016-22A, Class ER, 11.724%, (3 mo. SOFR + 6.322%), 10/17/30(1)(2)	3,000	2,729,217
Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 11.277%, (3 mo. SOFR + 5.862%), 4/20/30(1)(2)	1,950	1,712,176
Neuberger Berman Loan Advisers CLO 30, Ltd., Series 2018-30A, Class ER, 11.877%, (3 mo. SOFR + 6.462%), 1/20/31(1)(2)	1,000	944,940

24
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Neuberger Berman Loan Advisers CLO 48, Ltd., Series 2022-48A, Class E, 11.878%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	$3,200	$ 3,044,691
OCP CLO, Ltd.:
Series 2022-24A, Class D, 9.216%, (3 mo. SOFR + 3.80%), 7/20/35(1)(2)	500	472,812
Series 2022-24A, Class E, 12.836%, (3 mo. SOFR + 7.42%), 7/20/35(1)(2)	1,000	966,488
Palmer Square CLO, Ltd.:
Series 2013-2A, Class DRR, 11.514%, (3 mo. SOFR + 6.111%), 10/17/31(1)(2)	1,325	1,241,293
Series 2015-1A, Class DR4, 12.141%, (3 mo. SOFR + 6.762%), 5/21/34(1)(2)	2,000	1,847,830
Series 2018-1A, Class D, 10.807%, (3 mo. SOFR + 5.412%), 4/18/31(1)(2)	2,000	1,881,298
Series 2018-2A, Class D, 11.256%, (3 mo. SOFR + 5.862%), 7/16/31(1)(2)	2,000	1,928,870
Series 2021-2A, Class E, 12.006%, (3 mo. SOFR + 6.612%), 7/15/34(1)(2)	1,000	962,846
Series 2022-1A, Class E, 11.766%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	2,000	1,929,592
RAD CLO 5, Ltd., Series 2019-5A, Class E, 12.36%, (3 mo. SOFR + 6.962%), 7/24/32(1)(2)	1,250	1,169,161
RAD CLO 14, Ltd., Series 2021-14A, Class E, 12.156%, (3 mo. SOFR + 6.762%), 1/15/35(1)(2)	950	890,045
Regatta XIII Funding, Ltd.:
Series 2018-2A, Class C, 8.756%, (3 mo. SOFR + 3.362%), 7/15/31(1)(2)	2,500	2,432,925
Series 2018-2A, Class D, 11.606%, (3 mo. SOFR + 6.212%), 7/15/31(1)(2)	5,000	4,067,035
Regatta XIV Funding, Ltd.:
Series 2018-3A, Class D, 8.84%, (3 mo. SOFR + 3.462%), 10/25/31(1)(2)	2,500	2,442,735
Series 2018-3A, Class E, 11.59%, (3 mo. SOFR + 6.211%), 10/25/31(1)(2)	2,000	1,801,678
Regatta XV Funding, Ltd., Series 2018-4A, Class D, 12.14%, (3 mo. SOFR + 6.762%), 10/25/31(1)(2)	2,875	2,543,044
Symphony CLO, Ltd., Series 2022-37A, Class D1, 10.846%, (3 mo. SOFR + 5.43%), 10/20/34(1)(2)	2,500	2,518,007
Upland CLO, Ltd.:
Series 2016-1A, Class CR, 8.577%, (3 mo. SOFR + 3.162%), 4/20/31(1)(2)	4,500	4,239,504
Series 2016-1A, Class DR, 11.577%, (3 mo. SOFR + 6.162%), 4/20/31(1)(2)	2,125	1,920,182
Vibrant CLO IX, Ltd.:
Series 2018-9A, Class C, 8.877%, (3 mo. SOFR + 3.462%), 7/20/31(1)(2)	2,500	2,231,463
Series 2018-9A, Class D, 11.927%, (3 mo. SOFR + 6.512%), 7/20/31(1)(2)	3,500	2,432,773
Vibrant CLO X, Ltd.:
Series 2018-10A, Class C, 8.927%, (3 mo. SOFR + 3.512%), 10/20/31(1)(2)	5,000	4,605,920
Security	Principal Amount (000's omitted)	Value
Vibrant CLO X, Ltd.: (continued)
Series 2018-10A, Class D, 11.867%, (3 mo. SOFR + 6.452%), 10/20/31(1)(2)	$5,000	$ 3,719,755
Voya CLO, Ltd.:
Series 2015-3A, Class CR, 8.827%, (3 mo. SOFR + 3.412%), 10/20/31(1)(2)	2,500	2,177,888
Series 2015-3A, Class DR, 11.877%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	5,500	4,405,318
Series 2016-3A, Class CR, 8.907%, (3 mo. SOFR + 3.512%), 10/18/31(1)(2)	2,000	1,813,576
Series 2016-3A, Class DR, 11.737%, (3 mo. SOFR + 6.342%), 10/18/31(1)(2)	2,375	1,880,140
Series 2018-2A, Class E, 10.906%, (3 mo. SOFR + 5.512%), 7/15/31(1)(2)	2,500	2,129,953
Webster Park CLO, Ltd.:
Series 2015-1A, Class CR, 8.577%, (3 mo. SOFR + 3.162%), 7/20/30(1)(2)	2,000	1,925,990
Series 2015-1A, Class DR, 11.177%, (3 mo. SOFR + 5.762%), 7/20/30(1)(2)	2,500	2,130,353
Wellfleet CLO, Ltd.:
Series 2021-1A, Class D, 9.177%, (3 mo. SOFR + 3.762%), 4/20/34(1)(2)	1,200	1,078,579
Series 2021-3A, Class E, 12.756%, (3 mo. SOFR + 7.362%), 1/15/35(1)(2)	950	800,259
Series 2022-1A, Class D, 9.534%, (3 mo. SOFR + 4.14%), 4/15/34(1)(2)	1,000	945,569
Series 2022-1A, Class E, 13.254%, (3 mo. SOFR + 7.86%), 4/15/34(1)(2)	2,000	1,852,368
Total Asset-Backed Securities (identified cost $297,460,747)		$ 270,085,254

Common Stocks — 0.6%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Global Services, LLC(3)(4)(5)(6)	950	$ 0
IAP Global Services, LLC(3)(4)(5)	1,627	0
		$ 0
Chemicals — 0.0%
Flint Campfire Topco, Ltd., Class A(4)(5)(6)	3,812,783	$ 0
		$ 0
Commercial Services & Supplies — 0.1%
Monitronics International, Inc.(5)(6)	223,950	$ 4,702,950
Phoenix Services International, LLC(5)(6)	168,954	1,605,063
Phoenix Services International, LLC(5)(6)	15,415	146,442
		$ 6,454,455

25
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Containers and Glass Products — 0.0%(7)
LG Newco Holdco, Inc.(5)(6)	250,979	$ 1,443,129
		$ 1,443,129
Electronics/Electrical — 0.0%(7)
Skillsoft Corp.(5)(6)	44,676	$ 839,909
		$ 839,909
Entertainment — 0.1%
New Cineworld, Ltd.(5)(6)	80,602	$ 1,722,868
		$ 1,722,868
Health Care — 0.0%
Akorn Holding Company, LLC(4)(5)(6)	705,631	$ 0
		$ 0
Household Durables — 0.3%
Serta Simmons Bedding, Inc.(5)(6)	1,348,933	$ 18,885,062
Serta SSB Equipment Co.(4)(5)(6)	1,348,933	0
		$ 18,885,062
Investment Companies — 0.0%(7)
Aegletes B.V.(5)(6)	116,244	$ 280,439
Jubilee Topco, Ltd., Class A(4)(5)(6)	2,897,167	0
		$ 280,439
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., Class A(5)(6)	36,829	$ 3,148,879
		$ 3,148,879
Oil and Gas — 0.0%(7)
AFG Holdings, Inc.(4)(5)(6)	498,342	$ 986,717
McDermott International, Ltd.(5)(6)	1,013,850	273,740
		$ 1,260,457
Pharmaceuticals — 0.0%(7)
Covis Midco 1 S.a.r.l., Class A(5)(6)	8,008	$ 4,084
Covis Midco 1 S.a.r.l., Class B(5)(6)	8,008	4,084
Covis Midco 1 S.a.r.l., Class C(5)(6)	8,008	4,084
Covis Midco 1 S.a.r.l., Class D(5)(6)	8,008	4,084
Covis Midco 1 S.a.r.l., Class E(5)(6)	8,008	4,084
		$ 20,420
Retailers (Except Food and Drug) — 0.0%(7)
Phillips Pet Holding Corp.(4)(5)(6)	2,590	$ 102,897
		$ 102,897
Security	Shares	Value
Telecommunications — 0.0%
Global Eagle Entertainment(4)(5)(6)	364,650	$ 0
		$ 0
Utilities — 0.0%(7)
Longview Intermediate Holdings, LLC, Class A(6)	149,459	$ 1,206,134
		$ 1,206,134
Total Common Stocks (identified cost $80,724,650)		$ 35,364,649

Corporate Bonds — 9.1%
Security	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.4%
TransDigm, Inc.:
6.25%, 3/15/26(1)	1,500	$ 1,466,857
6.75%, 8/15/28(1)	3,175	3,086,841
6.875%, 12/15/30(1)	19,500	18,847,335
		$ 23,401,033
Air Transport — 0.6%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)	14,313	$ 13,932,268
5.75%, 4/20/29(1)	12,875	11,626,509
United Airlines, Inc.:
4.375%, 4/15/26(1)	4,625	4,294,819
4.625%, 4/15/29(1)	4,625	3,910,915
		$ 33,764,511
Automotive — 0.1%
Adient Global Holdings, Ltd., 7.00%, 4/15/28(1)	2,175	$ 2,143,235
Clarios Global, L.P., 6.75%, 5/15/25(1)	1,890	1,876,813
Clarios Global, L.P./Clarios US Finance Co., 6.25%, 5/15/26(1)	3,893	3,809,775
		$ 7,829,823
Building and Development — 0.1%
Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)	7,018	$ 6,406,346
Winnebago Industries, Inc., 6.25%, 7/15/28(1)	900	847,274
		$ 7,253,620

26
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Business Equipment and Services — 0.8%
Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		2,075	$ 1,944,949
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:
4.625%, 6/1/28(1)		12,475	10,177,694
4.625%, 6/1/28(1)		23,725	19,429,703
Prime Security Services Borrower, LLC/Prime Finance, Inc., 5.75%, 4/15/26(1)		15,225	14,784,812
			$ 46,337,158
Chemicals — 0.4%
Cheever Escrow Issuer, LLC, 7.125%, 10/1/27(1)		925	$ 852,570
INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	1,250	1,253,188
INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,050	2,916,014
Olympus Water US Holding Corp.:
4.25%, 10/1/28(1)		9,350	7,470,369
9.75%, 11/15/28(1)		8,600	8,410,378
			$ 20,902,519
Commercial Services — 0.2%
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(1)		15,300	$ 13,517,376
			$ 13,517,376
Containers & Packaging — 0.2%
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC:
4.00%, 10/15/27(1)		5,150	$ 4,499,291
4.375%, 10/15/28(1)		9,125	7,772,883
			$ 12,272,174
Diversified Financial Services — 0.3%
AG Issuer, LLC, 6.25%, 3/1/28(1)		8,075	$ 7,447,716
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)		2,925	2,941,439
Aretec Escrow Issuer 2, Inc., 10.00%, 8/15/30(1)(8)		4,225	4,277,812
			$ 14,666,967
Diversified Telecommunication Services — 0.9%
Altice France S.A.:
5.125%, 1/15/29(1)		1,300	$ 898,591
5.125%, 7/15/29(1)		42,825	29,349,960
5.50%, 10/15/29(1)		6,455	4,445,207
Level 3 Financing, Inc., 3.875%, 11/15/29(1)		11,225	10,012,671
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)		6,500	5,367,635
			$ 50,074,064
Security	Principal Amount* (000's omitted)	Value
Drugs — 0.1%
Jazz Securities DAC, 4.375%, 1/15/29(1)	9,150	$ 7,965,382
		$ 7,965,382
Ecological Services and Equipment — 0.1%
GFL Environmental, Inc., 4.25%, 6/1/25(1)	5,300	$ 5,100,552
		$ 5,100,552
Electronics/Electrical — 0.4%
GoTo Group, Inc., 5.50%, 9/1/27(1)	10,760	$ 5,623,288
Imola Merger Corp., 4.75%, 5/15/29(1)	18,175	15,860,561
		$ 21,483,849
Entertainment — 0.1%
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	2,075	$ 1,818,737
Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	1,070	1,063,634
		$ 2,882,371
Health Care — 0.6%
Medline Borrower, L.P., 3.875%, 4/1/29(1)	22,800	$ 19,272,855
Tenet Healthcare Corp., 4.25%, 6/1/29	15,950	13,666,951
		$ 32,939,806
Hotels, Restaurants & Leisure — 0.6%
Carnival Corp., 4.00%, 8/1/28(1)	34,575	$ 30,102,544
SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,125	2,155,781
		$ 32,258,325
Household Products — 0.2%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(1)	14,212	$ 12,869,817
		$ 12,869,817
Insurance — 0.3%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co., 4.25%, 10/15/27(1)	700	$ 616,143
NFP Corp.:
4.875%, 8/15/28(1)	5,520	4,838,766
7.50%, 10/1/30(1)	2,925	2,773,221
8.50%, 10/1/31(1)	8,300	8,168,583
		$ 16,396,713

27
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Internet Software & Services — 0.2%
Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(1)	13,700	$ 13,175,673
		$ 13,175,673
Leisure Goods/Activities/Movies — 0.4%
Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)	3,300	$ 3,010,194
NCL Corp., Ltd., 5.875%, 2/15/27(1)	22,000	20,272,430
		$ 23,282,624
Machinery — 0.3%
Madison IAQ, LLC, 4.125%, 6/30/28(1)	13,400	$ 11,206,897
TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	7,150	6,516,919
		$ 17,723,816
Media — 0.4%
iHeartCommunications, Inc.:
4.75%, 1/15/28(1)	2,550	$ 1,806,845
5.25%, 8/15/27(1)	2,125	1,559,329
6.375%, 5/1/26	2,896	2,363,200
8.375%, 5/1/27	5,248	3,222,327
Univision Communications, Inc.:
4.50%, 5/1/29(1)	9,125	7,263,536
7.375%, 6/30/30(1)	9,150	8,065,665
		$ 24,280,902
Oil, Gas & Consumable Fuels — 0.2%
CITGO Petroleum Corporation, 7.00%, 6/15/25(1)	10,525	$ 10,352,865
		$ 10,352,865
Professional Services — 0.1%
CoreLogic, Inc., 4.50%, 5/1/28(1)	5,525	$ 4,384,419
		$ 4,384,419
Real Estate Investment Trusts (REITs) — 0.1%
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	6,425	$ 5,793,101
		$ 5,793,101
Retail — 0.2%
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	15,580	$ 13,109,246
		$ 13,109,246
Security	Principal Amount* (000's omitted)	Value
Retailers (Except Food and Drug) — 0.0%(7)
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,300	$ 1,151,746
		$ 1,151,746
Software — 0.3%
Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,225	$ 4,172,187
Cloud Software Group, Inc., 9.00%, 9/30/29(1)	13,600	11,594,068
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)	2,750	2,253,426
		$ 18,019,681
Technology — 0.2%
Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	11,400	$ 9,802,152
		$ 9,802,152
Telecommunications — 0.2%
LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	9,325	$ 7,273,692
VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	5,550	4,370,746
		$ 11,644,438
Trading Companies & Distributors — 0.0%(7)
American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	2,975	$ 2,673,667
		$ 2,673,667
Utilities — 0.0%(7)
Calpine Corp., 5.25%, 6/1/26(1)	1,109	$ 1,062,411
		$ 1,062,411
Wireless Telecommunication Services — 0.1%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	6,325	$ 5,809,702
		$ 5,809,702
Total Corporate Bonds (identified cost $598,447,001)		$ 524,182,503

Exchange-Traded Funds — 0.3%
Security	Shares	Value
SPDR Blackstone Senior Loan ETF	426,000	$ 17,700,300
Total Exchange-Traded Funds (identified cost $19,593,027)		$ 17,700,300

28
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Preferred Stocks — 0.2%
Security	Shares	Value
Nonferrous Metals/Minerals — 0.2%
ACNR Holdings, Inc., 15.00% (PIK)(5)(6)	17,394	$ 8,946,313
Total Preferred Stocks (identified cost $0)		$ 8,946,313

Senior Floating-Rate Loans — 81.4%(9)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 2.0%
Aernnova Aerospace S.A.U.:
Term Loan, 6.783%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,656	$ 4,760,370
Term Loan, 6.934%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	1,194	1,220,608
AI Convoy (Luxembourg) S.a.r.l., Term Loan, 7.722%, (3 mo. EURIBOR + 3.50%), 1/18/27	EUR	3,850	3,965,481
Dynasty Acquisition Co., Inc.:
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28		23,402	23,171,462
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28		10,029	9,930,627
IAP Worldwide Services, Inc., Term Loan - Second Lien, 12.152%, (3 mo. USD LIBOR + 6.50%), 7/18/23(4)		6,709	5,122,000
TransDigm, Inc.:
Term Loan, 8.64%, (SOFR + 3.25%), 2/22/27		27,544	27,555,452
Term Loan, 8.64%, (SOFR + 3.25%), 8/24/28		16,042	16,039,386
WP CPP Holdings, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 4/30/25		27,103	26,127,160
			$ 117,892,546
Airlines — 0.4%
American Airlines, Inc., Term Loan, 10.427%, (SOFR + 4.75%), 4/20/28		24,863	$ 25,246,750
			$ 25,246,750
Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 3/8/30		4,552	$ 4,500,914
			$ 4,500,914
Auto Components — 1.8%
Adient US, LLC, Term Loan, 8.689%, (SOFR + 3.25%), 4/10/28		5,523	$ 5,529,734
Borrower/Description	Principal Amount* (000's omitted)		Value
Auto Components (continued)
Autokiniton US Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 4/6/28		20,578	$ 20,209,276
Clarios Global, L.P., Term Loan, 7.118%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	16,490	17,399,074
DexKo Global, Inc.:
Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	3,272	3,271,262
Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	7,303	7,302,731
Term Loan, 9.402%, (SOFR + 3.75%), 10/4/28		13,371	12,834,434
Garrett Motion, Inc., Term Loan, 9.883%, (SOFR + 4.50%), 4/30/28		8,393	8,413,839
LSF12 Badger Bidco, LLC, Term Loan, 11.324%, (SOFR + 6.00%), 8/30/30		3,100	3,096,125
LTI Holdings, Inc., Term Loan, 10.189%, (SOFR + 4.75%), 7/24/26		7,044	6,755,899
RealTruck Group, Inc.:
Term Loan, 9.189%, (SOFR + 3.75%), 1/31/28		11,509	10,997,334
Term Loan, 10.406%, (SOFR + 5.00%), 1/31/28		7,125	6,833,317
			$ 102,643,025
Automobiles — 0.9%
Bombardier Recreational Products, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 5/24/27		38,161	$ 37,874,967
MajorDrive Holdings IV, LLC:
Term Loan, 9.652%, (SOFR + 4.00%), 6/1/28		14,893	14,508,379
Term Loan, 11.04%, (SOFR + 5.50%), 6/1/29		2,140	2,121,672
			$ 54,505,018
Beverages — 0.4%
City Brewing Company, LLC, Term Loan, 9.164%, (SOFR + 3.50%), 4/5/28		7,885	$ 5,847,062
Triton Water Holdings, Inc., Term Loan, 8.902%, (SOFR + 3.25%), 3/31/28		21,157	20,105,663
			$ 25,952,725
Biotechnology — 0.5%
Alkermes, Inc., Term Loan, 7.949%, (SOFR + 2.50%), 3/12/26		18,178	$ 18,041,169
Alltech, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 10/13/28		4,736	4,635,615
Grifols Worldwide Operations USA, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 11/15/27		4,440	4,324,991
			$ 27,001,775

29
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Building Products — 0.8%
Cornerstone Building Brands, Inc., Term Loan, 8.685%, (SOFR + 3.25%), 4/12/28		11,056	$ 10,542,540
CPG International, Inc., Term Loan, 7.924%, (SOFR + 2.50%), 4/28/29		13,637	13,635,545
LHS Borrower, LLC, Term Loan, 10.174%, (SOFR + 4.75%), 2/16/29		5,827	5,113,227
MI Windows and Doors, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/18/27		6,545	6,552,979
Oscar AcquisitionCo, LLC, Term Loan, 9.99%, (SOFR + 4.50%), 4/29/29		1,598	1,558,974
Standard Industries, Inc., Term Loan, 7.953%, (SOFR + 2.50%), 9/22/28		8,819	8,842,854
			$ 46,246,119
Capital Markets — 4.5%
Advisor Group, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 8/17/28		22,225	$ 22,167,154
AllSpring Buyer, LLC, Term Loan, 8.949%, (SOFR + 3.25%), 11/1/28		6,220	6,066,244
Aretec Group, Inc.:
Term Loan, 9.674%, (SOFR + 4.25%), 10/1/25		18,275	18,285,118
Term Loan, 9.924%, (SOFR + 4.50%), 8/9/30		8,853	8,620,426
CeramTec AcquiCo GmbH, Term Loan, 7.283%, (3 mo. EURIBOR + 3.50%), 3/16/29	EUR	12,779	13,217,332
Citadel Securities, L.P., Term Loan, 7.939%, (SOFR + 2.50%), 7/29/30		7,606	7,594,529
Citco Funding, LLC, Term Loan, 4/27/28(10)		8,175	8,190,328
Clipper Acquisitions Corp., Term Loan, 7.192%, (SOFR + 1.75%), 3/3/28		7,191	7,161,189
Edelman Financial Center, LLC, Term Loan, 8.939%, (SOFR + 3.50%), 4/7/28		18,913	18,620,831
EIG Management Company, LLC, Term Loan, 9.177%, (SOFR + 3.75%), 2/22/25		2,859	2,858,625
FinCo I, LLC, Term Loan, 8.383%, (SOFR + 3.00%), 6/27/29		12,818	12,824,284
Focus Financial Partners, LLC:
Term Loan, 7.824%, (SOFR + 2.50%), 6/30/28		9,877	9,799,190
Term Loan, 8.574%, (SOFR + 3.25%), 6/30/28		17,301	17,255,707
Term Loan, 8.824%, (SOFR + 3.50%), 6/30/28		6,400	6,393,331
Franklin Square Holdings, L.P., Term Loan, 7.674%, (SOFR + 2.25%), 8/1/25		6,199	6,206,462
Guggenheim Partners, LLC, Term Loan, 8.64%, (SOFR + 3.25%), 12/12/29		19,230	19,238,323
Hudson River Trading, LLC, Term Loan, 8.439%, (SOFR + 3.00%), 3/20/28		25,572	25,241,936
LPL Holdings, Inc., Term Loan, 7.165%, (SOFR + 1.75%), 11/12/26		15,785	15,821,179
Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets (continued)
Mariner Wealth Advisors, LLC, Term Loan, 8.901%, (SOFR + 3.25%), 8/18/28		13,446	$ 13,244,742
Victory Capital Holdings, Inc.:
Term Loan, 7.772%, (SOFR + 2.25%), 7/1/26		13,437	13,430,354
Term Loan, 7.772%, (SOFR + 2.25%), 12/29/28		6,979	6,952,588
			$ 259,189,872
Chemicals — 4.9%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 7.89%, (SOFR + 2.50%), 12/20/29		18,151	$ 18,203,296
CPC Acquisition Corp., Term Loan, 9.402%, (SOFR + 3.75%), 12/29/27		14,714	11,646,946
Flint Group Midco Limited, Term Loan, 10.674%, (SOFR + 5.00%), 9.924% cash, 0.75% PIK, 12/31/26		4,982	4,633,281
Flint Group Packaging INKS North America Holdings, LLC:
Term Loan, 9.002%, (3 mo. EURIBOR + 5.00%), 8.252% cash, 0.75% PIK, 12/31/26	EUR	1,546	1,521,387
Term Loan, 11.002%, (3 mo. EURIBOR + 7.00%), 4.102% cash, 6.90% PIK, 12/31/27	EUR	750	581,570
Term Loan - Second Lien, 11.002%, (3 mo. EURIBOR + 7.00%), 4.102% cash, 6.90% PIK, 12/31/27	EUR	999	191,158
Flint Group Topco Limited:
Term Loan, 12.674%, (SOFR + 7.00%), 5.774% cash, 6.90% PIK, 12/31/27		2,429	1,779,470
Term Loan - Second Lien, 12.674%, (SOFR + 7.00%), 5.774% cash, 6.90% PIK, 12/31/27		3,240	585,830
Gemini HDPE, LLC, Term Loan, 8.645%, (SOFR + 3.00%), 12/31/27		4,686	4,678,800
GEON Performance Solutions, LLC, Term Loan, 10.402%, (SOFR + 4.75%), 8/18/28		5,660	5,547,017
Groupe Solmax, Inc., Term Loan, 10.303%, (SOFR + 4.75%), 5/29/28(11)		9,392	8,797,699
INEOS Enterprises Holdings II Limited, Term Loan, 7.783%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	1,945	2,028,995
INEOS Enterprises Holdings US Finco, LLC, Term Loan, 9.273%, (SOFR + 3.75%), 7/8/30		10,925	10,697,399
INEOS Finance PLC:
Term Loan, 6.618%, (1 mo. EURIBOR + 2.75%), 11/8/28	EUR	8,900	9,043,347
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 11/8/27	EUR	6,200	6,481,194
INEOS Quattro Holdings UK, Ltd.:
Term Loan, 6.622%, (1 week EURIBOR + 2.75%), 1/29/26	EUR	23,150	24,185,160
Term Loan, 7.872%, (1 week EURIBOR + 4.00%), 3/14/30	EUR	3,300	3,382,614
Term Loan, 9.174%, (SOFR + 3.75%), 3/14/30		4,988	4,903,336

30
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
INEOS Styrolution US Holding, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 1/29/26		8,272	$ 8,140,905
INEOS US Finance, LLC:
Term Loan, 7.825%, (SOFR + 2.50%), 11/8/28		6,152	6,021,201
Term Loan, 8.924%, (SOFR + 3.50%), 2/18/30		20,653	20,310,542
Term Loan, 9.174%, (SOFR + 3.75%), 11/8/27		2,637	2,608,186
Kraton Corporation, Term Loan, 8.921%, (SOFR + 3.25%), 3/15/29		5,615	5,354,829
Kraton Polymers Holdings B.V., Term Loan, 7.217%, (EURIBOR + 3.25%), 3/15/29(11)	EUR	4,250	4,332,037
Lonza Group AG:
Term Loan, 7.897%, (3 mo. EURIBOR + 3.93%), 7/3/28	EUR	4,600	4,206,531
Term Loan, 9.415%, (SOFR + 3.93%), 7/3/28		10,766	9,145,318
Messer Industries GmbH:
Term Loan, 6.368%, (1 mo. EURIBOR + 2.50%), 3/2/26	EUR	1,554	1,645,247
Term Loan, 8.152%, (SOFR + 2.50%), 3/2/26		9,372	9,374,156
Momentive Performance Materials, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 3/29/28		21,585	20,614,013
Olympus Water US Holding Corporation:
Term Loan, 9.402%, (SOFR + 3.75%), 11/9/28		3,947	3,856,354
Term Loan, 9.99%, (SOFR + 4.50%), 11/9/28		5,344	5,259,019
Orion Engineered Carbons GmbH:
Term Loan, 6.372%, (3 mo. EURIBOR + 2.40%), 9/24/28	EUR	1,250	1,325,932
Term Loan, 7.64%, (SOFR + 2.15%), 9/24/28		4,435	4,379,069
PQ Corporation, Term Loan, 7.983%, (SOFR + 2.50%), 6/9/28		8,668	8,627,116
Rohm Holding GmbH:
Term Loan, 8.472%, (6 mo. EURIBOR + 4.50%), 7/31/26	EUR	1,000	950,968
Term Loan, 10.881%, (SOFR + 5.00%), 7/31/26		13,783	12,738,220
Term Loan, 7/31/26(10)	EUR	10,800	10,270,450
SCUR-Alpha 1503 GmbH, Term Loan, 10.883%, (SOFR + 5.50%), 3/29/30		5,522	5,094,308
Tronox Finance, LLC:
Term Loan, 8.116%, (SOFR + 2.50%), 3/10/28(11)		11,570	11,367,412
Term Loan, 8.64%, (SOFR + 3.25%), 4/4/29		3,620	3,571,611
Term Loan, 8.824%, (SOFR + 3.50%), 8/16/28		5,075	5,011,562
			$ 283,093,485
Commercial Services & Supplies — 1.7%
Asplundh Tree Expert, LLC, Term Loan, 7.174%, (SOFR + 1.75%), 9/7/27		8,197	$ 8,211,229
Borrower/Description	Principal Amount* (000's omitted)		Value
Commercial Services & Supplies (continued)
Belfor Holdings, Inc.:
Term Loan, 9.574%, (SOFR + 4.25%), 4/6/26		2,587	$ 2,592,222
Term Loan, 10/25/30(10)		6,575	6,575,000
EnergySolutions, LLC, Term Loan, 9.382%, (SOFR + 4.00%), 9/20/30		16,309	16,237,217
Foundever Group, Term Loan, 7.62%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	6,425	6,541,659
GFL Environmental, Inc., Term Loan, 7.912%, (SOFR + 2.50%), 5/31/27		4,280	4,288,789
Harsco Corporation, Term Loan, 7.689%, (SOFR + 2.25%), 3/10/28		885	865,183
JFL-Tiger Acquisition Co., Inc., Term Loan, 10.403%, (SOFR + 5.00%), 10/17/30		7,325	7,242,594
Monitronics International, Inc., Term Loan, 13.145%, (SOFR + 7.50%), 6/30/28		12,343	12,482,058
Phoenix Services International, LLC, Term Loan, 11.427%, (SOFR + 6.10%), 6/30/28		2,031	1,894,228
SITEL Worldwide Corporation, Term Loan, 9.189%, (SOFR + 3.75%), 8/28/28		13,950	13,475,451
Tempo Acquisition, LLC, Term Loan, 8.074%, (SOFR + 2.75%), 8/31/28		2,463	2,463,160
TMF Group Holding B.V., Term Loan, 10.414%, (SOFR + 5.00%), 5/3/28		4,650	4,652,906
TruGreen Limited Partnership, Term Loan, 9.424%, (SOFR + 4.00%), 11/2/27		8,399	7,899,375
			$ 95,421,071
Communications Equipment — 0.1%
Digi International, Inc., Term Loan, 10.439%, (SOFR + 5.00%), 11/1/28		4,181	$ 4,182,690
			$ 4,182,690
Construction Materials — 0.4%
Quikrete Holdings, Inc.:
Term Loan, 8.064%, (SOFR + 2.63%), 2/1/27		2,734	$ 2,732,538
Term Loan, 8.189%, (SOFR + 2.75%), 3/19/29		19,014	19,027,854
			$ 21,760,392
Consumer Staples Distribution & Retail — 0.4%
Cardenas Markets, Inc., Term Loan, 12.24%, (SOFR + 6.75%), 8/1/29		4,154	$ 4,154,539
Peer Holding III B.V.:
Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 9/29/28	EUR	5,725	6,045,951
Term Loan, 10/19/30(10)		11,475	11,431,969
			$ 21,632,459

31
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Containers & Packaging — 1.1%
Berlin Packaging, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 3/11/28(11)		2,901	$ 2,839,458
Kouti B.V., Term Loan, 7.458%, (3 mo. EURIBOR + 3.68%), 8/31/28	EUR	29,250	29,858,775
Pregis TopCo Corporation:
Term Loan, 9.074%, (SOFR + 3.75%), 7/31/26		1,964	1,947,866
Term Loan, 9.189%, (SOFR + 3.75%), 7/31/26		1,348	1,340,763
Pretium Packaging, LLC, Term Loan - Second Lien, 9.995%, (SOFR + 4.60%), 10/2/28		6,598	5,031,184
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 12.20%, (SOFR + 6.75%), 10/1/29(11)		6,675	2,962,031
Proampac PG Borrower, LLC, Term Loan, 10.585%, (SOFR + 4.50%), 9/15/28		11,825	11,701,819
Trident TPI Holdings, Inc., Term Loan, 9.652%, (SOFR + 4.00%), 9/15/28		5,662	5,600,726
			$ 61,282,622
Distributors — 0.0%(7)
Phillips Feed Service, Inc., Term Loan, 12.427%, (SOFR + 7.00%), 11/13/24(4)		471	$ 376,498
Winterfell Financing S.a.r.l., Term Loan, 8.765%, (3 mo. EURIBOR + 5.00%), 5/4/28	EUR	2,000	2,076,522
			$ 2,453,020
Diversified Consumer Services — 0.8%
Ascend Learning, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/11/28		11,292	$ 10,540,720
Belron Finance US, LLC, Term Loan, 8.057%, (SOFR + 2.43%), 4/13/28		7,629	7,637,958
FrontDoor, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 6/17/28		855	852,908
KUEHG Corp., Term Loan, 10.39%, (SOFR + 5.00%), 6/12/30		13,725	13,731,121
Sotheby's, Term Loan, 10.156%, (SOFR + 4.50%), 1/15/27		10,792	10,481,854
Spring Education Group, Inc., Term Loan, 9.914%, (SOFR + 4.50%), 10/4/30		3,725	3,689,303
			$ 46,933,864
Diversified Financial Services — 0.2%
Concorde Midco, Ltd., Term Loan, 7.892%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	8,730	$ 9,102,509
			$ 9,102,509
Diversified Telecommunication Services — 0.8%
CenturyLink, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 3/15/27		22,800	$ 17,189,155
Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Telecommunication Services (continued)
GEE Holdings 2, LLC:
Term Loan, 13.50%, (SOFR + 8.25%), 3/24/25		9,639	$ 8,771,597
Term Loan - Second Lien, 13.75%, (SOFR + 8.25%), 7.00% cash, 6.75% PIK, 3/23/26		7,100	4,260,076
Level 3 Financing, Inc., Term Loan, 7.189%, (SOFR + 1.75%), 3/1/27		12,351	11,616,585
Telenet Financing USD, LLC, Term Loan, 7.449%, (SOFR + 2.00%), 4/30/28		2,825	2,750,844
Virgin Media Bristol, LLC, Term Loan, 7.949%, (SOFR + 2.50%), 1/31/28		2,563	2,494,345
			$ 47,082,602
Electrical Equipment — 0.0%(7)
Brookfield WEC Holdings, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 8/1/25		1,521	$ 1,520,586
			$ 1,520,586
Electronic Equipment, Instruments & Components — 1.0%
Creation Technologies, Inc., Term Loan, 11.176%, (SOFR + 5.50%), 10/5/28		12,816	$ 12,143,316
II-VI Incorporated, Term Loan, 8.189%, (SOFR + 2.75%), 7/2/29		400	399,629
Minimax Viking GmbH, Term Loan, 7.133%, (EURIBOR + 3.25%), 7/31/28(11)	EUR	3,487	3,689,305
Mirion Technologies, Inc., Term Loan, 8.402%, (SOFR + 2.75%), 10/20/28		1,722	1,719,430
Robertshaw US Holding Corp.:
Term Loan, 13.49%, (SOFR + 8.00%), 8.49% cash, 5.00% PIK, 2/28/27		3,981	4,020,463
Term Loan - Second Lien, 12.49%, (SOFR + 7.00%), 2/28/27		16,811	14,205,651
TTM Technologies, Inc., Term Loan, 8.065%, (SOFR + 2.75%), 5/30/30		5,212	5,215,195
Verifone Systems, Inc., Term Loan, 9.653%, (SOFR + 4.00%), 8/20/25		14,617	13,618,601
			$ 55,011,590
Energy Equipment & Services — 0.6%
Ameriforge Group, Inc.:
Term Loan, 16.735%, (SOFR + 13.00%), 12/29/23(4)(12)		3,225	$ 2,572,594
Term Loan, 18.456%, (SOFR + 13.00%), 13.456 cash, 5.00% PIK, 12/29/23(4)(11)		25,247	20,142,290
GIP Pilot Acquisition Partners L.P., Term Loan, 8.388%, (SOFR + 3.00%), 10/4/30		4,875	4,875,000
Lealand Finance Company B.V.:
Letter of Credit, 3.638%, 6/28/24(12)		9,039	6,734,330

32
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Energy Equipment & Services (continued)
Lealand Finance Company B.V.: (continued)
Term Loan, 12.439%, (SOFR + 7.00%), 9.439% cash, 3.00% PIK, 6/30/25		2,518	$ 1,403,859
			$ 35,728,073
Engineering & Construction — 0.7%
Aegion Corporation, Term Loan, 10.395%, (SOFR + 4.75%), 5/17/28		15,762	$ 15,672,849
American Residential Services, LLC, Term Loan, 9.152%, (SOFR + 3.50%), 10/15/27		497	496,463
APi Group DE, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 10/1/26		10,603	10,619,166
Centuri Group, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 8/27/28		3,256	3,253,840
Northstar Group Services, Inc.:
Term Loan, 10.939%, (SOFR + 5.50%), 11/12/26		10,818	10,818,422
Term Loan, 10.949%, (SOFR + 5.50%), 11/12/26		1,963	1,957,594
			$ 42,818,334
Entertainment — 1.0%
City Football Group Limited, Term Loan, 8.453%, (SOFR + 3.00%), 7/21/28		8,228	$ 8,166,306
Crown Finance US, Inc., Term Loan, 7.381%, (SOFR + 1.50%), 7/31/28		1,747	1,786,829
Delta 2 (LUX) S.a.r.l., Term Loan, 7.574%, (SOFR + 2.25%), 1/15/30		2,500	2,493,750
Live Nation Entertainment, Inc., Term Loan, 7.189%, (SOFR + 1.75%), 10/19/26		5,571	5,559,092
Playtika Holding Corp., Term Loan, 8.189%, (SOFR + 2.75%), 3/13/28		20,527	19,947,078
Renaissance Holding Corp.:
Term Loan, 10.074%, (SOFR + 4.75%), 4/5/30		11,025	10,889,481
Term Loan - Second Lien, 12.424%, (SOFR + 7.00%), 5/29/26		143	142,251
UFC Holdings, LLC, Term Loan, 8.399%, (SOFR + 2.75%), 4/29/26		7,202	7,203,954
Vue International Bidco PLC:
Term Loan, 12.13%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	434	449,569
Term Loan, 12.63%, (6 mo. EURIBOR + 8.50%), 6.13% cash, 6.50% PIK, 12/31/27	EUR	3,031	1,431,038
			$ 58,069,348
Equity Real Estate Investment Trusts (REITs) — 0.1%
Iron Mountain, Inc., Term Loan, 7.189%, (1 mo. USD LIBOR + 1.75%), 1/2/26		3,634	$ 3,630,883
			$ 3,630,883
Borrower/Description	Principal Amount* (000's omitted)		Value
Financial Services — 1.0%
Ditech Holding Corporation, Term Loan, 0.00%, 3/28/24(13)		18,244	$ 2,006,820
GTCR W Merger Sub, LLC, Term Loan, 9/20/30(10)		30,700	30,513,620
NCR Atleos, LLC, Term Loan, 10.176%, (SOFR + 4.75%), 3/27/29		13,700	13,154,850
Walker & Dunlop, Inc., Term Loan, 7.674%, (SOFR + 2.25%), 12/16/28		12,822	12,800,251
			$ 58,475,541
Food Products — 0.9%
8th Avenue Food & Provisions, Inc., Term Loan, 10.189%, (SOFR + 4.75%), 10/1/25		6,542	$ 6,195,343
Badger Buyer Corp., Term Loan, 8.939%, (SOFR + 3.50%), 9/30/24		4,775	4,088,785
Del Monte Foods, Inc., Term Loan, 9.682%, (SOFR + 4.25%), 5/16/29		6,262	6,075,463
Froneri International, Ltd.:
Term Loan, 6.097%, (6 mo. EURIBOR + 2.13%), 1/29/27	EUR	1,500	1,544,637
Term Loan, 7.674%, (SOFR + 2.25%), 1/29/27		4,691	4,665,428
Nomad Foods US, LLC, Term Loan, 8.469%, (SOFR + 3.00%), 11/13/29		7,953	7,960,987
United Petfood Group B.V., Term Loan, 6.852%, (6 mo. EURIBOR + 2.75%), 4/23/28	EUR	8,400	8,680,658
Valeo F1 Company Limited (Ireland):
Term Loan, 8.136%, (6 mo. EURIBOR + 4.00%), 9/29/28	EUR	8,550	8,145,311
Term Loan, 10.186%, (SONIA + 5.00%), 6/28/28	GBP	2,500	2,616,255
			$ 49,972,867
Gas Utilities — 0.4%
CQP Holdco, L.P., Term Loan, 8.99%, (SOFR + 3.50%), 6/5/28		22,130	$ 22,136,475
			$ 22,136,475
Health Care Equipment & Supplies — 1.1%
Artivion, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/1/27		6,643	$ 6,446,107
Bayou Intermediate II, LLC, Term Loan, 10.128%, (SOFR + 4.50%), 8/2/28		6,661	6,394,706
Gloves Buyer, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 12/29/27		12,122	11,697,546
ICU Medical, Inc., Term Loan, 8.04%, (SOFR + 2.50%), 1/8/29		7,363	7,348,304

33
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Equipment & Supplies (continued)
Journey Personal Care Corp., Term Loan, 9.981%, (6 mo. USD LIBOR + 4.25%), 3/1/28		23,757	$ 22,843,643
Medline Borrower, L.P., Term Loan, 8.689%, (SOFR + 3.25%), 10/23/28		8,613	8,564,073
			$ 63,294,379
Health Care Providers & Services — 4.2%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 9.402%, (SOFR + 3.75%), 9/7/28		13,681	$ 13,646,802
BW NHHC Holdco, Inc., Term Loan - Second Lien, 13.39%, (SOFR + 8.00%), 1/15/26		14,558	12,447,089
Cano Health, LLC, Term Loan, 9.533%, (SOFR + 4.00%), 11/23/27(11)		7,227	4,263,748
CCRR Parent, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 3/6/28		4,709	4,485,234
Cerba Healthcare S.A.S.:
Term Loan, 7.583%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	18,925	18,629,978
Term Loan, 7.883%, (1 mo. EURIBOR + 4.00%), 2/16/29	EUR	8,225	8,209,709
CHG Healthcare Services, Inc., Term Loan, 9.145%, (SOFR + 3.75%), 9/29/28		4,200	4,167,626
Covis Finco S.a.r.l., Term Loan, 12.04%, (SOFR + 6.50%), 2/18/27		9,853	7,094,203
Dedalus Finance GmbH, Term Loan, 7.712%, (6 mo. EURIBOR + 3.75%), 7/17/27	EUR	3,350	3,383,227
Elsan S.A.S., Term Loan, 7.39%, (6 mo. EURIBOR + 3.35%), 6/16/28	EUR	4,100	4,207,796
Ensemble RCM, LLC, Term Loan, 9.233%, (SOFR + 3.75%), 8/3/26		4,254	4,257,723
Envision Healthcare Corporation:
Term Loan, 0.00%, 3/31/27(13)		5,436	6,468,771
Term Loan - Second Lien, 0.00%, 3/31/27(13)		38,369	6,714,637
IVC Acquisition, Ltd., Term Loan, 7.687%, (6 mo. EURIBOR + 4.00%), 2/13/26	EUR	4,100	4,298,443
Medical Solutions Holdings, Inc.:
Term Loan, 8.773%, (SOFR + 3.25%), 11/1/28		13,745	12,845,421
Term Loan - Second Lien, 12.523%, (SOFR + 7.00%), 11/1/29		9,500	8,478,750
Mehilainen Yhtiot Oy, Term Loan, 7.497%, (3 mo. EURIBOR + 3.53%), 8/8/25	EUR	6,025	6,372,064
Midwest Physician Administrative Services, LLC, Term Loan, 8.902%, (SOFR + 3.25%), 3/12/28		1,409	1,324,257
National Mentor Holdings, Inc.:
Term Loan, 9.187%, (SOFR + 3.75%), 3/2/28(11)		12,252	10,730,277
Term Loan, 9.24%, (SOFR + 3.75%), 3/2/28		334	292,283
Term Loan - Second Lien, 12.74%, (SOFR + 7.25%), 3/2/29		5,525	3,853,688
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
Phoenix Guarantor, Inc.:
Term Loan, 8.689%, (SOFR + 3.25%), 3/5/26		16,235	$ 16,095,060
Term Loan, 8.939%, (SOFR + 3.50%), 3/5/26		5,361	5,315,194
Radiology Partners, Inc., Term Loan, 10.179%, (SOFR + 4.25%), 7/9/25		13,101	9,817,760
Ramsay Generale de Sante S.A., Term Loan, 6.952%, (3 mo. EURIBOR + 2.95%), 4/22/27	EUR	6,600	6,979,970
Select Medical Corporation, Term Loan, 8.324%, (SOFR + 3.00%), 3/6/27		45,035	44,971,401
Sound Inpatient Physicians:
Term Loan, 8.645%, (SOFR + 3.00%), 6/27/25		198	66,028
Term Loan, 8.645%, (SOFR + 3.00%), 6/27/25		2,322	774,531
Synlab Bondco PLC, Term Loan, 6.392%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,125	2,226,680
TTF Holdings, LLC, Term Loan, 9.439%, (SOFR + 4.00%), 3/31/28		5,083	5,088,947
U.S. Anesthesia Partners, Inc., Term Loan, 9.679%, (SOFR + 4.25%), 10/1/28		5,018	4,376,587
			$ 241,883,884
Health Care Technology — 1.0%
Certara, L.P., Term Loan, 9.184%, (SOFR + 3.50%), 8/15/26		1,808	$ 1,810,635
Imprivata, Inc.:
Term Loan, 9.189%, (SOFR + 3.75%), 12/1/27		11,204	11,176,174
Term Loan, 9.574%, (SOFR + 4.25%), 12/1/27		3,259	3,260,109
MedAssets Software Intermediate Holdings, Inc.:
Term Loan, 9.439%, (SOFR + 4.00%), 12/18/28		16,228	12,880,876
Term Loan - Second Lien, 12.189%, (SOFR + 6.75%), 12/17/29		8,775	5,333,006
Symplr Software, Inc., Term Loan, 9.983%, (SOFR + 4.50%), 12/22/27		12,927	11,367,734
Verscend Holding Corp., Term Loan, 9.439%, (SOFR + 4.00%), 8/27/25		9,949	9,956,104
			$ 55,784,638
Hotels, Restaurants & Leisure — 3.9%
1011778 B.C. Unlimited Liability Company, Term Loan, 7.574%, (SOFR + 2.25%), 9/20/30		32,566	$ 32,378,688
Carnival Corporation:
Term Loan, 7.618%, (1 mo. EURIBOR + 3.75%), 6/30/25	EUR	8,790	9,314,571
Term Loan, 8.689%, (SOFR + 3.25%), 10/18/28		34,412	33,838,517
ClubCorp Holdings, Inc., Term Loan, 8.19%, (1 mo. USD LIBOR + 2.75%), 9/18/26		19,976	19,584,953
GVC Holdings (Gibraltar) Limited, Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 6/30/28	EUR	21,225	22,444,142

34
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure (continued)
Ontario Gaming GTA L.P., Term Loan, 9.64%, (SOFR + 4.25%), 8/1/30		14,925	$ 14,931,656
Oravel Stays Singapore Pte., Ltd., Term Loan, 13.908%, (SOFR + 8.25%), 6/23/26		5,352	4,736,354
Playa Resorts Holding B.V., Term Loan, 9.585%, (SOFR + 4.25%), 1/5/29		25,396	25,348,164
Scientific Games International, Inc., Term Loan, 8.435%, (SOFR + 3.00%), 4/14/29		7,406	7,407,576
SeaWorld Parks & Entertainment, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 8/25/28		14,823	14,816,814
Stars Group Holdings B.V. (The):
Term Loan, 6.358%, (3 mo. EURIBOR + 2.50%), 7/21/26	EUR	11,225	11,889,896
Term Loan, 7.902%, (SOFR + 2.25%), 7/21/26		30,681	30,698,086
			$ 227,389,417
Household Durables — 1.1%
ACProducts, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 5/17/28		18,572	$ 14,811,569
Libbey Glass, Inc., Term Loan, 11.939%, (SOFR + 6.50%), 11/22/27		14,581	13,888,706
Serta Simmons Bedding, LLC, Term Loan, 12.90%, (SOFR + 7.50%), 6/29/28		19,908	19,716,731
Solis IV B.V., Term Loan, 8.891%, (SOFR + 3.50%), 2/26/29		13,718	12,980,501
			$ 61,397,507
Household Products — 0.5%
Energizer Holdings, Inc., Term Loan, 7.703%, (SOFR + 2.25%), 12/22/27		6,034	$ 6,030,729
Kronos Acquisition Holdings, Inc.:
Term Loan, 9.402%, (SOFR + 3.75%), 12/22/26		7,986	7,840,408
Term Loan, 11.567%, (SOFR + 6.00%), 12/22/26		5,060	5,059,875
Nobel Bidco B.V., Term Loan, 7.27%, (6 mo. EURIBOR + 3.50%), 9/1/28	EUR	7,950	7,757,637
			$ 26,688,649
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corporation:
Term Loan, 7.439%, (SOFR + 2.00%), 4/5/26		2,301	$ 2,302,122
Term Loan, 7.939%, (SOFR + 2.50%), 12/16/27		4,411	4,412,408
			$ 6,714,530
Industrial Conglomerates — 0.4%
Ammeraal Beltech Holding B.V., Term Loan, 8.972%, (3 mo. EURIBOR + 5.00%), 12/30/28	EUR	8,225	$ 8,683,293
Borrower/Description	Principal Amount* (000's omitted)		Value
Industrial Conglomerates (continued)
Rain Carbon GmbH, Term Loan, 8.787%, (3 mo. EURIBOR + 5.00%), 10/31/28	EUR	15,625	$ 16,450,153
			$ 25,133,446
Insurance — 1.3%
Alliant Holdings Intermediate, LLC:
Term Loan, 8.835%, (SOFR + 3.50%), 11/5/27		3,759	$ 3,751,580
Term Loan, 8.939%, (1 mo. USD LIBOR + 3.50%), 11/5/27		13,165	13,139,057
AmWINS Group, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 2/19/28		4,987	4,983,073
AssuredPartners, Inc.:
Term Loan, 8.824%, (SOFR + 3.50%), 2/12/27		5,294	5,254,006
Term Loan, 8.939%, (SOFR + 3.50%), 2/12/27		9,810	9,741,455
Financiere CEP S.A.S., Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 6/18/27	EUR	4,125	4,299,194
HUB International Limited, Term Loan, 9.662%, (SOFR + 4.25%), 6/20/30		11,372	11,382,003
NFP Corp., Term Loan, 8.689%, (SOFR + 3.25%), 2/16/27		17,123	16,825,951
USI, Inc., Term Loan, 9/27/30(10)		4,500	4,484,061
			$ 73,860,380
Interactive Media & Services — 0.7%
Adevinta ASA:
Term Loan, 6.472%, (3 mo. EURIBOR + 2.50%), 6/26/28	EUR	5,518	$ 5,841,755
Term Loan, 8.322%, (SOFR + 2.75%), 6/26/28		1,218	1,219,885
Buzz Finco, LLC:
Term Loan, 8.174%, (SOFR + 2.75%), 1/29/27		1,961	1,962,604
Term Loan, 8.674%, (SOFR + 3.25%), 1/29/27		435	435,601
Foundational Education Group, Inc., Term Loan, 9.895%, (SOFR + 4.25%), 8/31/28		5,136	4,802,131
Getty Images, Inc.:
Term Loan, 9.00%, (3 mo. EURIBOR + 5.00%), 2/19/26	EUR	2,224	2,348,783
Term Loan, 9.99%, (SOFR + 4.50%), 2/19/26		16,459	16,515,205
Match Group, Inc., Term Loan, 7.298%, (SOFR + 1.75%), 2/13/27		6,450	6,431,863
			$ 39,557,827
IT Services — 4.5%
Asurion, LLC:
Term Loan, 8.689%, (SOFR + 3.25%), 12/23/26		543	$ 526,048
Term Loan, 8.689%, (SOFR + 3.25%), 7/31/27		8,930	8,539,127
Term Loan, 9.424%, (SOFR + 4.00%), 8/19/28		9,059	8,663,771
Term Loan, 9.674%, (SOFR + 4.25%), 8/19/28		7,100	6,794,716

35
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
IT Services (continued)
Asurion, LLC: (continued)
Term Loan - Second Lien, 10.689%, (SOFR + 5.25%), 1/31/28		15,790	$ 13,783,359
Term Loan - Second Lien, 10.689%, (SOFR + 5.25%), 1/20/29		2,375	2,040,460
Cyxtera DC Holdings, Inc.:
DIP Loan, 13.951%, (SOFR + 8.50%), 12/7/23		10,226	10,296,718
Term Loan, 0.00%, 5/1/24(13)		27,147	15,881,174
Term Loan, 0.00%, 5/1/24(13)		9,711	5,705,269
Endure Digital, Inc., Term Loan, 9.422%, (SOFR + 3.50%), 2/10/28		29,774	27,712,931
Gainwell Acquisition Corp., Term Loan, 9.49%, (SOFR + 4.00%), 10/1/27		37,722	36,150,006
Go Daddy Operating Company, LLC, Term Loan, 7.824%, (SOFR + 2.50%), 11/9/29		44,728	44,818,898
Informatica, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 10/27/28		31,594	31,569,200
NAB Holdings, LLC, Term Loan, 8.54%, (SOFR + 3.00%), 11/23/28		14,352	14,281,708
Rackspace Technology Global, Inc., Term Loan, 8.206%, (SOFR + 2.75%), 2/15/28		16,263	7,330,724
Sedgwick Claims Management Services, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 2/24/28		12,918	12,889,655
team.blue Finco S.a.r.l., Term Loan, 7.105%, (1 mo. EURIBOR + 3.20%), 3/30/28	EUR	11,150	11,351,719
WEX, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 3/31/28		3,900	3,902,707
			$ 262,238,190
Leisure Products — 0.5%
Amer Sports Oyj, Term Loan, 7.948%, (3 mo. EURIBOR + 4.00%), 3/30/26	EUR	11,925	$ 12,531,098
Fender Musical Instruments Corporation, Term Loan, 9.439%, (SOFR + 4.00%), 12/1/28		2,262	2,186,802
Hayward Industries, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 5/30/28		9,055	8,918,980
Recess Holdings, Inc., Term Loan, 9.383%, (SOFR + 4.00%), 3/29/27		6,200	6,188,375
SRAM, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 5/18/28		1,891	1,886,635
			$ 31,711,890
Life Sciences Tools & Services — 2.4%
Avantor Funding, Inc., Term Loan, 6.368%, (1 mo. EURIBOR + 2.50%), 6/12/28	EUR	19,257	$ 20,283,883
Cambrex Corporation, Term Loan, 8.924%, (SOFR + 3.50%), 12/4/26		324	321,652
Borrower/Description	Principal Amount* (000's omitted)		Value
Life Sciences Tools & Services (continued)
Catalent Pharma Solutions, Inc., Term Loan, 7.453%, (SOFR + 2.00%), 2/22/28		1,024	$ 998,156
Curia Global, Inc., Term Loan, 9.233%, (SOFR + 3.75%), 8/30/26(11)		17,267	13,904,367
ICON Luxembourg S.a.r.l., Term Loan, 7.902%, (SOFR + 2.25%), 7/3/28		42,949	43,014,785
IQVIA, Inc., Term Loan, 7.402%, (SOFR + 1.75%), 1/17/25		12,472	12,515,174
LGC Group Holdings, Ltd., Term Loan, 7.118%, (1 mo. EURIBOR + 3.25%), 4/21/27	EUR	5,775	5,989,412
Loire Finco Luxembourg S.a.r.l., Term Loan, 8.924%, (SOFR + 3.50%), 4/21/27		1,122	1,095,741
PRA Health Sciences, Inc., Term Loan, 7.902%, (SOFR + 2.25%), 7/3/28		10,701	10,717,311
Sotera Health Holdings, LLC, Term Loan, 8.395%, (SOFR + 2.75%), 12/11/26		17,828	17,756,828
Star Parent, Inc., Term Loan, 9.386%, (3 mo. USD LIBOR + 4.00%), 9/27/30		14,400	13,780,498
			$ 140,377,807
Machinery — 4.1%
AI Aqua Merger Sub, Inc., Term Loan, 9.082%, (SOFR + 3.75%), 7/31/28		21,985	$ 21,581,519
Albion Financing 3 S.a.r.l.:
Term Loan, 10.883%, (SOFR + 5.50%), 8/17/26		3,507	3,505,183
Term Loan, 10.924%, (SOFR + 5.25%), 8/17/26		3,462	3,461,824
Ali Group North America Corporation, Term Loan, 7.439%, (SOFR + 2.00%), 7/30/29		15,103	15,106,586
American Trailer World Corp., Term Loan, 9.174%, (SOFR + 3.75%), 3/3/28		13,302	12,515,345
Apex Tool Group, LLC, Term Loan, 10.689%, (SOFR + 5.25%), 2/8/29		20,424	17,424,445
Barnes Group, Inc., Term Loan, 8.424%, (SOFR + 3.00%), 9/3/30		17,375	17,260,985
Clark Equipment Company, Term Loan, 7.99%, (SOFR + 2.50%), 4/20/29		10,061	10,083,932
Conair Holdings, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 5/17/28		24,206	22,496,451
CPM Holdings, Inc., Term Loan, 9.827%, (SOFR + 4.50%), 9/28/28		4,000	4,003,752
Delachaux Group S.A., Term Loan, 9.88%, (SOFR + 4.50%), 4/16/26		3,570	3,570,000
Delachaux Group SA, Term Loan, 4/16/29(10)	EUR	6,600	6,893,054
EMRLD Borrower, L.P., Term Loan, 8.38%, (SOFR + 3.00%), 5/31/30		11,275	11,267,953
Engineered Machinery Holdings, Inc.:
Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	10,658	11,128,697

36
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Engineered Machinery Holdings, Inc.: (continued)
Term Loan, 9.152%, (SOFR + 3.50%), 5/19/28		9,975	$ 9,888,897
Term Loan - Second Lien, 11.652%, (SOFR + 6.00%), 5/21/29		2,000	1,960,000
Icebox Holdco III, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 12/22/28		4,148	4,068,701
INNIO Group Holding GmbH, Term Loan, 6.871%, (1 mo. EURIBOR + 3.00%), 10/31/25	EUR	6,125	6,444,409
Madison IAQ, LLC, Term Loan, 8.703%, (SOFR + 3.25%), 6/21/28		11,581	11,183,982
Pro Mach Group, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 8/31/28		2,798	2,794,266
Roper Industrial Products Investment Company, LLC:
Term Loan, 8.972%, (3 mo. EURIBOR + 5.25%), 11/22/29	EUR	995	1,050,836
Term Loan, 9.89%, (SOFR + 4.50%), 11/22/29		6,431	6,425,376
SPX Flow, Inc., Term Loan, 9.924%, (SOFR + 4.50%), 4/5/29		12,331	12,240,525
TK Elevator Topco GmbH, Term Loan, 7.597%, (6 mo. EURIBOR + 3.63%), 7/30/27	EUR	9,725	10,127,638
Zephyr German BidCo GmbH, Term Loan, 7.833%, (3 mo. EURIBOR + 3.85%), 3/10/28	EUR	11,775	11,766,951
			$ 238,251,307
Media — 1.3%
CSC Holdings, LLC:
Term Loan, 7.699%, (1 mo. USD LIBOR + 2.25%), 7/17/25		15,119	$ 14,705,074
Term Loan, 7.699%, (1 mo. USD LIBOR + 2.25%), 1/15/26		4	3,944
Gray Television, Inc., Term Loan, 8.429%, (SOFR + 3.00%), 12/1/28		1,032	992,481
Hubbard Radio, LLC, Term Loan, 9.69%, (1 mo. USD LIBOR + 4.25%), 3/28/25		5,892	4,988,913
iHeartCommunications, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 5/1/26		2,365	2,025,846
Mission Broadcasting, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 6/2/28		3,617	3,622,967
Nexstar Broadcasting, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 9/18/26		3,623	3,625,360
Recorded Books, Inc., Term Loan, 9.324%, (SOFR + 4.00%), 8/29/25		5,674	5,672,558
Sinclair Television Group, Inc.:
Term Loan, 7.939%, (SOFR + 2.50%), 9/30/26		6,168	5,207,773
Term Loan, 8.439%, (SOFR + 3.00%), 4/1/28		22,672	16,370,540
Univision Communications, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 3/15/26		18,188	18,081,151
			$ 75,296,607
Borrower/Description	Principal Amount* (000's omitted)		Value
Metals/Mining — 1.2%
Arsenal AIC Parent, LLC, Term Loan, 9.879%, (SOFR + 4.50%), 8/18/30		17,850	$ 17,838,844
Dynacast International, LLC:
Term Loan, 10.017%, (SOFR + 4.50%), 7/22/25		15,181	14,232,560
Term Loan, 14.517%, (SOFR + 9.00%), 10/22/25		3,034	2,290,521
PMHC II, Inc., Term Loan, 9.807%, (SOFR + 4.25%), 4/23/29		16,314	14,882,901
WireCo WorldGroup, Inc., Term Loan, 9.699%, (SOFR + 4.25%), 11/13/28		5,923	5,900,550
Zekelman Industries, Inc., Term Loan, 7.449%, (SOFR + 2.00%), 1/24/27		15,337	15,324,169
			$ 70,469,545
Oil, Gas & Consumable Fuels — 1.1%
GIP II Blue Holding, L.P., Term Loan, 9.939%, (SOFR + 4.50%), 9/29/28		13,586	$ 13,621,775
ITT Holdings, LLC, Term Loan, 10/5/30(10)		8,575	8,459,769
Matador Bidco S.a.r.l., Term Loan, 9.924%, (SOFR + 4.50%), 10/15/26		29,032	29,099,437
Oxbow Carbon, LLC, Term Loan, 9.457%, (SOFR + 4.00%), 5/10/30(11)		5,661	5,657,274
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 13.439%, (SOFR + 8.00%), 8/27/26		5,729	5,725,574
			$ 62,563,829
Pharmaceuticals — 1.8%
Aenova Holding GmbH, Term Loan, 8.487%, (3 mo. EURIBOR + 4.50%), 3/6/26	EUR	925	$ 974,664
AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 8.868%, (1 mo. EURIBOR + 5.00%), 9/30/28	EUR	13,000	13,764,932
Bausch Health Companies, Inc., Term Loan, 10.689%, (SOFR + 5.25%), 2/1/27		16,920	13,276,381
Ceva Sante Animale:
Term Loan, 11/1/30(10)	EUR	10,300	10,854,600
Term Loan, 11/1/30(10)		4,175	4,180,219
Elanco Animal Health Incorporated, Term Loan, 7.165%, (SOFR + 1.75%), 8/1/27		4,882	4,775,261
Jazz Financing Lux S.a.r.l., Term Loan, 8.939%, (SOFR + 3.50%), 5/5/28		6,996	7,003,664
Mallinckrodt International Finance S.A.:
DIP Loan, 13.439%, (SOFR + 8.00%), 8/28/24		1,458	1,517,117
DIP Loan, 13.451%, (SOFR + 8.00%), 8/28/24		2,755	2,875,334
Term Loan, 12.703%, (SOFR + 7.25%), 9/30/27		31,218	23,774,810
Term Loan, 12.953%, (SOFR + 7.50%), 9/30/27		9,889	7,559,108

37
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Pharmaceuticals (continued)
PharmaZell GmbH, Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 5/12/27	EUR	1,800	$ 1,838,873
Recipharm AB, Term Loan, 6.737%, (3 mo. EURIBOR + 2.95%), 2/17/28	EUR	13,725	13,881,886
			$ 106,276,849
Professional Services — 2.5%
APFS Staffing Holdings, Inc., Term Loan, 9.324%, (SOFR + 4.00%), 12/29/28		3,669	$ 3,609,502
Apleona Holding GmbH, Term Loan, 6.898%, (3 mo. EURIBOR + 2.95%), 4/28/28	EUR	7,525	7,773,102
ASGN Incorporated, Term Loan, 7.574%, (SOFR + 2.25%), 8/30/30		3,850	3,868,649
CoreLogic, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28		14,099	12,865,523
Corporation Service Company, Term Loan, 8.674%, (SOFR + 3.25%), 11/2/29		4,389	4,394,584
Deerfield Dakota Holding, LLC, Term Loan, 9.14%, (SOFR + 3.75%), 4/9/27		9,909	9,589,141
EAB Global, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 8/16/28		14,394	14,172,323
Employbridge Holding Company, Term Loan, 10.407%, (SOFR + 4.75%), 7/19/28		20,600	17,966,724
First Advantage Holdings, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 1/31/27		5,857	5,865,952
Genuine Financial Holdings, LLC, Term Loan, 9.40%, (SOFR + 4.00%), 9/27/30		4,100	4,062,846
Neptune Bidco US, Inc., Term Loan, 10.507%, (SOFR + 5.00%), 4/11/29		8,010	7,047,331
Rockwood Service Corporation, Term Loan, 9.439%, (SOFR + 4.00%), 1/23/27		9,403	9,423,472
Trans Union, LLC:
Term Loan, 7.174%, (SOFR + 1.75%), 11/16/26		2,471	2,469,157
Term Loan, 7.689%, (SOFR + 2.25%), 12/1/28		32,301	32,293,109
Vaco Holdings, LLC, Term Loan, 10.393%, (SOFR + 5.00%), 1/21/29		9,136	8,667,313
			$ 144,068,728
Real Estate Management & Development — 0.8%
Cushman & Wakefield U.S. Borrower, LLC:
Term Loan, 8.189%, (SOFR + 2.75%), 8/21/25		734	$ 733,059
Term Loan, 8.674%, (SOFR + 3.25%), 1/31/30		6,661	6,377,944
Term Loan, 9.324%, (SOFR + 4.00%), 1/31/30		6,376	6,088,794
Greystar Real Estate Partners, LLC, Term Loan, 9.147%, (SOFR + 3.75%), 8/21/30		6,300	6,300,000
Borrower/Description	Principal Amount* (000's omitted)	Value
Real Estate Management & Development (continued)
Homeserve USA Holding Corp., Term Loan, 8.416%, (SOFR + 3.00%), 10/21/30	9,500	$ 9,476,250
RE/MAX International, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 7/21/28	16,251	15,686,217
		$ 44,662,264
Road & Rail — 2.2%
Avis Budget Car Rental, LLC:
Term Loan, 7.189%, (SOFR + 1.75%), 8/6/27	30,242	$ 30,122,459
Term Loan, 8.924%, (SOFR + 3.50%), 3/16/29	4,104	4,112,375
Grab Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 1/29/26	15,163	15,224,180
Hertz Corporation (The):
Term Loan, 8.691%, (SOFR + 3.25%), 6/30/28	17,106	16,991,353
Term Loan, 8.691%, (SOFR + 3.25%), 6/30/28	3,298	3,275,925
Uber Technologies, Inc., Term Loan, 8.159%, (SOFR + 2.75%), 3/3/30	58,172	58,215,364
		$ 127,941,656
Semiconductors & Semiconductor Equipment — 0.8%
Altar Bidco, Inc.:
Term Loan, 8.142%, (SOFR + 3.10%), 2/1/29(11)	10,662	$ 10,581,092
Term Loan - Second Lien, 10.493%, (SOFR + 5.60%), 2/1/30	6,650	6,467,125
Bright Bidco B.V., Term Loan, 14.378%, (SOFR + 9.00%), 6.378% cash, 8.00% PIK, 10/31/27	3,671	1,436,387
Entegris, Inc., Term Loan, 7.89%, (SOFR + 2.50%), 7/6/29	1,261	1,263,364
MaxLinear, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 6/23/28	2,955	2,911,027
MKS Instruments, Inc., Term Loan, 7.819%, (SOFR + 2.50%), 8/17/29	17,769	17,662,384
Synaptics Incorporated, Term Loan, 7.914%, (SOFR + 2.25%), 12/2/28	2,756	2,745,164
Ultra Clean Holdings, Inc., Term Loan, 9.191%, (SOFR + 3.75%), 8/27/25	1,915	1,919,671
		$ 44,986,214
Software — 11.2%
Applied Systems, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 9/18/26	43,660	$ 43,808,392
Aptean, Inc.:
Term Loan, 9.674%, (SOFR + 4.25%), 4/23/26	10,206	10,197,728
Term Loan - Second Lien, 12.424%, (SOFR + 7.00%), 4/23/27	6,550	6,116,062
Astra Acquisition Corp.:
Term Loan, 10.902%, (SOFR + 5.25%), 10/25/28	5,017	3,441,044

38
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Astra Acquisition Corp.: (continued)
Term Loan - Second Lien, 14.527%, (SOFR + 8.88%), 10/25/29		20,170	$ 10,589,329
Banff Merger Sub, Inc.:
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 10/2/25	EUR	1,911	2,019,684
Term Loan, 9.189%, (SOFR + 3.75%), 10/2/25		678	678,486
Term Loan - Second Lien, 10.939%, (SOFR + 5.50%), 2/27/26		3,191	3,178,557
Cegid Group SAS, Term Loan, 7/10/28(10)	EUR	6,150	6,468,000
Central Parent, Inc., Term Loan, 9.406%, (SOFR + 4.00%), 7/6/29		19,825	19,742,953
CentralSquare Technologies, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 8/29/25		18,359	17,370,091
Cloud Software Group, Inc.:
Term Loan, 9.99%, (SOFR + 4.50%), 9/29/28		9,480	9,006,300
Term Loan, 9.99%, (SOFR + 4.50%), 3/30/29		4,489	4,273,824
Cloudera, Inc.:
Term Loan, 9.174%, (SOFR + 3.75%), 10/8/28		17,558	16,935,979
Term Loan - Second Lien, 11.424%, (SOFR + 6.00%), 10/8/29		2,950	2,660,531
Constant Contact, Inc., Term Loan, 9.687%, (SOFR + 4.00%), 2/10/28		5,036	4,682,310
Cornerstone OnDemand, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 10/16/28		15,465	14,638,108
Delta TopCo, Inc., Term Loan, 9.069%, (SOFR + 3.75%), 12/1/27		10,916	10,762,710
E2open, LLC, Term Loan, 8.939%, (SOFR + 3.50%), 2/4/28		16,175	15,982,547
ECI Macola Max Holding, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 11/9/27		14,207	14,155,479
Epicor Software Corporation:
Term Loan, 8.689%, (SOFR + 3.25%), 7/30/27		34,598	34,470,475
Term Loan, 9.074%, (SOFR + 3.75%), 7/30/27		8,650	8,674,869
Fiserv Investment Solutions, Inc., Term Loan, 9.383%, (SOFR + 4.00%), 2/18/27		12,441	11,690,527
Gen Digital, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 9/12/29		1,473	1,462,022
GoTo Group, Inc., Term Loan, 10.283%, (SOFR + 4.75%), 8/31/27		24,160	15,295,988
IGT Holding IV AB:
Term Loan, 7.122%, (3 mo. EURIBOR + 3.15%), 3/31/28	EUR	6,205	6,406,403
Term Loan, 8.962%, (SOFR + 3.40%), 3/31/28		4,015	3,997,521
iSolved, Inc., Term Loan, 9.484%, (SOFR + 4.00%), 10/14/30		5,175	5,184,703
Ivanti Software, Inc., Term Loan, 9.907%, (SOFR + 4.25%), 12/1/27		3,769	3,359,901
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Magenta Buyer, LLC:
Term Loan, 10.645%, (SOFR + 5.00%), 7/27/28		14,734	$ 10,313,763
Term Loan - Second Lien, 13.895%, (SOFR + 8.25%), 7/27/29		7,100	3,074,300
Marcel LUX IV S.a.r.l.:
Term Loan, 7.455%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	8,650	9,146,847
Term Loan, 8.689%, (SOFR + 3.25%), 3/15/26		15,741	15,740,846
Term Loan, 9.436%, (SOFR + 4.00%), 12/31/27		3,076	3,075,586
Maverick Bidco, Inc., Term Loan, 9.283%, (SOFR + 3.75%), 5/18/28		10,958	10,727,767
McAfee, LLC, Term Loan, 9.165%, (SOFR + 3.75%), 3/1/29		19,753	18,917,874
Mosel Bidco SE:
Term Loan, 8.691%, (3 mo. EURIBOR + 4.75%), 9/16/30	EUR	1,825	1,918,987
Term Loan, 10.164%, (SOFR + 4.75%), 9/16/30		2,575	2,571,781
N-Able International Holdings II, LLC, Term Loan, 8.434%, (SOFR + 2.75%), 7/19/28		1,264	1,262,453
Open Text Corporation, Term Loan, 8.174%, (SOFR + 2.75%), 1/31/30		24,532	24,558,657
Polaris Newco, LLC:
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 6/2/28	EUR	8,477	8,459,375
Term Loan, 9.439%, (SOFR + 4.00%), 6/2/28		2,942	2,784,596
Proofpoint, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 8/31/28		10,903	10,736,428
Quest Software US Holdings, Inc., Term Loan, 9.783%, (SOFR + 4.25%), 2/1/29		17,582	13,996,447
RealPage, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 4/24/28		10,718	10,483,087
Red Planet Borrower, LLC, Term Loan, 9.174%, (SOFR + 3.75%), 10/2/28		15,190	14,224,912
Redstone Holdco 2, L.P., Term Loan, 10.189%, (SOFR + 4.75%), 4/27/28		11,692	9,397,300
Sabre GLBL, Inc.:
Term Loan, 8.939%, (SOFR + 3.50%), 12/17/27		5,850	5,009,009
Term Loan, 8.939%, (SOFR + 3.50%), 12/17/27		3,744	3,205,508
Term Loan, 9.674%, (SOFR + 4.25%), 6/30/28		3,513	3,009,183
Term Loan, 10.424%, (SOFR + 5.00%), 6/30/28		1,000	858,333
Skillsoft Corporation, Term Loan, 10.699%, (SOFR + 5.25%), 7/14/28		10,339	9,489,232
SolarWinds Holdings, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 2/5/27		17,189	17,204,748
Sophia, L.P., Term Loan, 8.924%, (SOFR + 3.50%), 10/7/27		23,191	22,918,428
Turing Midco, LLC, Term Loan, 7.939%, (SOFR + 2.50%), 3/24/28		466	465,408

39
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Ultimate Software Group, Inc. (The), Term Loan, 8.764%, (SOFR + 3.25%), 5/4/26		45,569	$ 45,389,490
Veritas US, Inc., Term Loan, 10.439%, (SOFR + 5.11%), 9/1/25		14,896	12,647,834
Vision Solutions, Inc.:
Term Loan, 9.64%, (SOFR + 4.00%), 4/24/28		33,319	31,840,455
Term Loan - Second Lien, 12.791%, (SOFR + 7.25%), 4/23/29		1,500	1,332,188
VS Buyer, LLC, Term Loan, 8.674%, (SOFR + 3.25%), 2/28/27		11,035	10,966,337
			$ 642,977,682
Specialty Retail — 2.0%
Belron Luxembourg S.a.r.l., Term Loan, 6.147%, (3 mo. EURIBOR + 2.43%), 4/13/28	EUR	3,575	$ 3,781,358
Boels Topholding B.V., Term Loan, 7.049%, (EURIBOR + 3.25%), 2/6/27(11)	EUR	6,681	7,070,675
Etraveli Holding AB, Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 8/2/24	EUR	7,844	8,289,399
Great Outdoors Group, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 3/6/28		27,320	27,158,016
Harbor Freight Tools USA, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 10/19/27		17,787	17,588,354
Hoya Midco, LLC, Term Loan, 8.633%, (SOFR + 3.25%), 2/3/29		2,640	2,640,737
Les Schwab Tire Centers, Term Loan, 8.692%, (SOFR + 3.25%), 11/2/27		13,866	13,836,792
LIDS Holdings, Inc., Term Loan, 11.06%, (SOFR + 5.50%), 12/14/26		5,020	4,856,396
Mattress Firm, Inc., Term Loan, 9.95%, (6 mo. USD LIBOR + 4.25%), 9/25/28		15,867	15,703,325
PetSmart, Inc., Term Loan, 9.174%, (SOFR + 3.75%), 2/11/28		12,226	12,104,978
			$ 113,030,030
Trading Companies & Distributors — 2.8%
American Builders & Contractors Supply Co., Inc., Term Loan, 7.424%, (SOFR + 2.00%), 1/15/27		13,482	$ 13,476,022
Avolon TLB Borrower 1 (US), LLC:
Term Loan, 7.689%, (SOFR + 2.25%), 12/1/27		14,812	14,831,679
Term Loan, 7.839%, (SOFR + 2.50%), 6/22/28		26,017	26,049,069
DXP Enterprises, Inc., Term Loan, 10.291%, (SOFR + 4.75%), 10/11/30		7,225	7,188,875
Electro Rent Corporation, Term Loan, 11.002%, (SOFR + 5.50%), 11/1/24		15,594	14,657,896
Park River Holdings, Inc., Term Loan, 8.907%, (SOFR + 3.25%), 12/28/27		6,056	5,739,875
Borrower/Description	Principal Amount* (000's omitted)		Value
Trading Companies & Distributors (continued)
Patagonia Bidco Limited, Term Loan, 10.181%, (SONIA + 5.25%), 11/1/28	GBP	20,400	$ 20,781,449
PEARLS (Netherlands) Bidco B.V., Term Loan, 7.448%, (3 mo. EURIBOR + 3.50%), 2/26/29	EUR	6,000	6,199,143
Spin Holdco, Inc., Term Loan, 9.664%, (SOFR + 4.00%), 3/4/28		38,506	33,100,161
SRS Distribution, Inc.:
Term Loan, 8.825%, (SOFR + 3.50%), 6/2/28		4,986	4,885,217
Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28		4,256	4,167,106
Windsor Holdings III, LLC, Term Loan, 9.815%, (SOFR + 4.50%), 8/1/30		10,600	10,580,602
			$ 161,657,094
Wireless Telecommunication Services — 0.4%
CCI Buyer, Inc., Term Loan, 9.39%, (SOFR + 4.00%), 12/17/27		8,517	$ 8,351,070
Digicel International Finance Limited, Term Loan, 8.902%, (3 mo. USD LIBOR + 3.25%), 5/28/24		13,909	12,807,977
			$ 21,159,047
Total Senior Floating-Rate Loans (identified cost $4,984,582,462)			$4,692,860,551

Short-Term Investments — 2.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(14)	143,913,942	$ 143,913,942
Total Short-Term Investments (identified cost $143,913,942)		$ 143,913,942
Total Investments — 98.8% (identified cost $6,124,721,829)		$5,693,053,512
Less Unfunded Loan Commitments — (0.2)%		$ (9,340,092)
Net Investments — 98.6% (identified cost $6,115,381,737)		$5,683,713,420
Other Assets, Less Liabilities — 1.4%		$ 78,060,673
Net Assets — 100.0%		$5,761,774,093

40
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $775,015,279 or 13.5% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(3)	Affiliated company (see Note 7).
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(5)	Non-income producing security.
(6)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(7)	Amount is less than 0.05%.
(8)	When-issued security.
(9)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(10)	This Senior Loan will settle after October 31, 2023, at which time the interest rate will be determined.
(11)	The stated interest rate represents the weighted average interest rate at October 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(12)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2023, the total value of unfunded loan commitments is $6,974,244. See Note 1F for description.
(13)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(14)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	287,023,615	EUR	270,766,698	Standard Chartered Bank	11/2/23	$ 525,294	$ —
EUR	14,000,000	USD	15,040,448	Citibank, N.A.	11/30/23	—	(210,457)
EUR	18,000,000	USD	19,047,411	Standard Chartered Bank	11/30/23	19,720	—
GBP	3,000,000	USD	3,636,540	Bank of America, N.A.	11/30/23	10,400	—
GBP	2,500,000	USD	3,120,889	Standard Chartered Bank	11/30/23	—	(81,773)
USD	110,019,993	EUR	100,710,607	Bank of America, N.A.	11/30/23	3,338,752	—
USD	59,582,046	EUR	54,562,394	Bank of America, N.A.	11/30/23	1,784,918	—
USD	68,691,808	EUR	62,922,760	State Street Bank and Trust Company	11/30/23	2,038,668	—
USD	2,567,506	EUR	2,352,067	The Toronto-Dominion Bank	11/30/23	75,997	—
USD	761,273	GBP	613,244	Standard Chartered Bank	11/30/23	15,785	—
USD	34,684,407	GBP	27,484,305	State Street Bank and Trust Company	11/30/23	1,273,207	—
41
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	286,561,635	EUR	270,766,698	Standard Chartered Bank	12/4/23	$ —	$ (303,574)
EUR	12,000,000	USD	12,742,056	Standard Chartered Bank	12/29/23	—	(9,769)
GBP	3,000,000	USD	3,658,724	State Street Bank and Trust Company	12/29/23	—	(10,604)
USD	5,724,145	EUR	5,423,311	Australia and New Zealand Banking Group Limited	12/29/23	—	(30,118)
USD	11,599,841	EUR	11,000,000	Australia and New Zealand Banking Group Limited	12/29/23	—	(71,422)
USD	11,604,846	EUR	11,000,000	Goldman Sachs International	12/29/23	—	(66,417)
USD	11,599,744	EUR	11,000,000	State Street Bank and Trust Company	12/29/23	—	(71,519)
USD	11,791,232	EUR	11,184,306	State Street Bank and Trust Company	12/29/23	—	(75,584)
USD	11,790,441	EUR	11,184,306	State Street Bank and Trust Company	12/29/23	—	(76,375)
						$9,082,741	$(1,007,612)
Abbreviations:
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
42
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $5,969,122,387)	$ 5,539,799,478
Affiliated investments, at value (identified cost $146,259,350)	143,913,942
Cash	35,661,964
Deposits for derivatives collateral — forward foreign currency exchange contracts	5,450,000
Foreign currency, at value (identified cost $21,705,939)	21,724,435
Interest receivable	38,025,559
Dividends receivable from affiliated investments	852,108
Receivable for investments sold	98,080,389
Receivable for open forward foreign currency exchange contracts	9,082,741
Prepaid upfront fees on notes payable	397,460
Trustees' deferred compensation plan	272,714
Other receivables	2,084,589
Prepaid expenses	94,315
Total assets	$5,895,439,694
Liabilities
Cash collateral due to broker	$ 4,680,000
Payable for investments purchased	119,375,202
Payable for when-issued securities	4,225,000
Payable for open forward foreign currency exchange contracts	1,007,612
Payable to affiliates:
Investment adviser fee	2,476,271
Trustees' fees	9,042
Trustees' deferred compensation plan	272,714
Accrued expenses	1,619,760
Total liabilities	$ 133,665,601
Net Assets applicable to investors' interest in Portfolio	$5,761,774,093
43
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income	$ 3,060,356
Dividend income from affiliated investments	8,065,316
Interest and other income	563,764,152
Total investment income	$ 574,889,824
Expenses
Investment adviser fee	$ 32,834,212
Trustees’ fees and expenses	108,500
Custodian fee	1,248,549
Legal and accounting services	883,742
Interest expense and fees	2,410,276
Miscellaneous	383,591
Total expenses	$ 37,868,870
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 248,686
Total expense reductions	$ 248,686
Net expenses	$ 37,620,184
Net investment income	$ 537,269,640
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (273,795,704)
Foreign currency transactions	2,065,689
Forward foreign currency exchange contracts	(63,594,397)
Net realized loss	$(335,324,412)
Change in unrealized appreciation (depreciation):
Investments	$ 467,648,252
Investments - affiliated investments	(8,685,164)
Foreign currency	1,036,077
Forward foreign currency exchange contracts	11,089,934
Net change in unrealized appreciation (depreciation)	$ 471,089,099
Net realized and unrealized gain	$ 135,764,687
Net increase in net assets from operations	$ 673,034,327
44
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 537,269,640	$ 418,622,273
Net realized gain (loss)	(335,324,412)	59,718,560
Net change in unrealized appreciation (depreciation)	471,089,099	(831,891,859)
Net increase (decrease) in net assets from operations	$ 673,034,327	$ (353,551,026)
Capital transactions:
Contributions	$ 308,512,496	$ 2,094,290,768
Withdrawals	(3,320,903,248)	(2,626,390,995)
Net decrease in net assets from capital transactions	$(3,012,390,752)	$ (532,100,227)
Net decrease in net assets	$(2,339,356,425)	$ (885,651,253)
Net Assets
At beginning of year	$ 8,101,130,518	$ 8,986,781,771
At end of year	$ 5,761,774,093	$ 8,101,130,518
45
See Notes to Financial Statements.

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.58% (1)	0.54% (1)	0.56%	0.59%	0.55%
Net investment income	8.21%	4.39%	3.51%	4.17%	5.09%
Portfolio Turnover	19%	27%	26%	28%	16%
Total Return	10.63%	(3.32)%	7.80%	1.18%	1.64%
Net assets, end of year (000’s omitted)	$5,761,774	$8,101,131	$8,986,782	$5,649,501	$7,966,641
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
46

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.0% and 14.0%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
47

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
J  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
48

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio's average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.5750%
$1 billion but less than $2 billion	0.5250%
$2 billion but less than $5 billion	0.4900%
$5 billion but less than $10 billion	0.4600%
$10 billion but less than $15 billion	0.4350%
$15 billion but less than $20 billion	0.4150%
$20 billion but less than $25 billion	0.4000%
$25 billion and over	0.3900%
For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $32,834,212 or 0.50% of the Portfolio's average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $248,686 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $1,183,936,744 and $3,587,117,176, respectively, for the year ended October 31, 2023.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$6,067,145,036
Gross unrealized appreciation	$ 29,989,140
Gross unrealized depreciation	(413,420,756)
Net unrealized depreciation	$ (383,431,616)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
49

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.
The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio's net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit related contingent features in a net liability position was $1,007,612. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $770,000 at October 31, 2023.
The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2023 was as follows:
	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)
Forward foreign currency exchange contracts	$9,082,741	$(1,007,612)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
50

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 5,134,070	$ —	$ —	$ (4,680,000)	$ 454,070
Standard Chartered Bank	560,799	(395,116)	—	—	165,683
State Street Bank and Trust Company	3,311,875	(234,082)	(2,058,264)	—	1,019,529
The Toronto-Dominion Bank	75,997	—	—	—	75,997
	$9,082,741	$(629,198)	$(2,058,264)	$(4,680,000)	$1,715,279

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Australia and New Zealand Banking Group Limited	$ (101,540)	$ —	$ —	$ —	$ (101,540)
Citibank, N.A.	(210,457)	—	—	210,457	—
Goldman Sachs International	(66,417)	—	—	60,000	(6,417)
Standard Chartered Bank	(395,116)	395,116	—	—	—
State Street Bank and Trust Company	(234,082)	234,082	—	—	—
	$(1,007,612)	$629,198	$ —	$270,457	$(107,957)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2023 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(63,594,397)	$11,089,934
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2023, which is indicative of the volume of this derivative type, was approximately $1,209,633,000.
51

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

6  Credit Facility
The Portfolio participates with another portfolio and fund managed by BMR and its affiliates in a $600 million ($700 million prior to March 6, 2023) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 4, 2024. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. At the Portfolio’s option, any loan under the Credit Facility that is made to it will bear interest at a rate equal to (i) the Benchmark Rate (defined below) plus a margin or, (ii) the Base Rate, or (iii) the Overnight Rate plus a margin. Base Rate is the highest of (a) administrative agent’s prime rate, (b) 50 basis points above the Federal Funds rate, (c) the Benchmark Rate plus a margin and (d) 1.00%, in each case as in effect from time to time. The “Overnight Rate” is the greatest of the Benchmark Rate, the Federal Funds rate and 0.00%. “Benchmark Rate” means Term SOFR (defined as the forward-looking Secured Overnight Financing Rate term rate published two U.S. government securities business days prior to the commencement of the applicable interest period plus the Term SOFR Adjustment) for an interest period of one-month’s duration. To the extent that, at any time, the Benchmark Rate is less than 0.00%, the Benchmark Rate shall be deemed to be 0.00% for purposes of the Credit Facility. “Term SOFR Adjustment” means 0.10%. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $1,167,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at October 31, 2023 is $397,460 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the year ended October 31, 2023.
7  Affiliated Investments
An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At October 31, 2023, the value of the Portfolio's investment in affiliated companies and in funds that may be deemed to be affiliated was $143,913,942, which represents 2.5% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Common Stocks*
IAP Global Services, LLC(1)(2)(3)	$ 8,685,164	$ —	$ —	$ —	$ (8,685,164)	$ 0	$ —	2,577
Short-Term Investments
Liquidity Fund	156,771,808	2,181,162,967	(2,194,020,833)	—	—	143,913,942	8,065,316	143,913,942
Total				$ —	$(8,685,164)	$143,913,942	$8,065,316
*	The related industry is the same as the presentation in the Portfolio of Investments.
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(2)	Non-income producing security.
(3)	A portion of the shares were acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
52

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Notes to Financial Statements — continued

At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 270,085,254	$ —	$ 270,085,254
Common Stocks	839,909	33,435,126	1,089,614	35,364,649
Corporate Bonds	—	524,182,503	—	524,182,503
Exchange-Traded Funds	17,700,300	—	—	17,700,300
Preferred Stocks	—	8,946,313	—	8,946,313
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	4,655,307,077	28,213,382	4,683,520,459
Short-Term Investments	143,913,942	—	—	143,913,942
Total Investments	$ 162,454,151	$ 5,491,956,273	$ 29,302,996	$ 5,683,713,420
Forward Foreign Currency Exchange Contracts	$ —	$ 9,082,741	$ —	$ 9,082,741
Total	$ 162,454,151	$ 5,501,039,014	$ 29,302,996	$ 5,692,796,161
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (1,007,612)	$ —	$ (1,007,612)
Total	$ —	$ (1,007,612)	$ —	$ (1,007,612)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
53

Eaton Vance
Floating Rate Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Eaton Vance Floating Rate Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
54

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
55

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
56

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Floating-Rate & High Income Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreements between each of Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio (the “Portfolios”), which are portfolios in which the Fund is authorized to invest, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolios, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolios by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolios, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolios, including, as applicable, recent changes to such personnel. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans and high yield debt. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel, which includes portfolio managers and analysts, who provide services to the Portfolios. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolios, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolios, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolios.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board also considered the performance of the underlying Portfolios. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolios and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
57

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolios, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolios and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolios to continue to benefit from any economies of scale in the future.
58

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
59

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust's and the Portfolios' affairs. The Board members and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolios' current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and each Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and each Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolios Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
60

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolios Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolios Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
61

Eaton Vance
Floating-Rate & High Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolios Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and each Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
62

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
63

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
64

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
65

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Investment Adviser of Eaton Vance Floating Rate Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Floating-Rate & High Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811    10.31.23

Eaton Vance
Government Opportunities Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Government Opportunities Fund

Eaton Vance
Government Opportunities Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant event during the 12-month period ended October 31, 2023, was the series of U.S. Federal Reserve (Fed) interest rate hikes -- six during the period, and 11 in total -- that brought the federal funds rate to its highest level in 22 years.
But while the Fed’s campaign to tamp down inflation led to negative performance for government bonds, corporate bond returns were positive during the period -- buoyed by the very factors that were fueling inflation: record low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, many economists and market observers came around to the view that Jerome Powell’s Fed might be able to accomplish what had seldom, if ever, been done before: raise rates significantly to lower inflation and still bring the U.S. economy in for a soft landing without a recession.
One persistent cloud over fixed-income markets during the period, however, was fear that even after it finished raising rates, the Fed would leave rates higher for longer than investors had previously anticipated. During the final three months of the period -- and especially after the Fed’s September 2023 meeting -- longer-term interest rates rose dramatically, as investor expectations of how high rates would go -- and how long they would stay there -- seemed to get higher and longer. As a result, shorter-duration bonds generally outperformed longer-duration bonds for the period as a whole.
Against the backdrop of aggressive monetary tightening, U.S. Treasurys were one of the worst-performing major fixed-income asset classes during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.63%.
In contrast, the strong U.S. economy and increasing confidence in a soft-landing scenario served as tailwinds for investment-grade corporate bonds. Even in a rising-rate environment, the Bloomberg U.S. Corporate Bond Index returned 2.77% during the period.
High yield bonds were the standout performer among major fixed-income asset classes, with the Bloomberg U.S. Corporate High Yield Index returning 6.23% during the period. With a strong U.S. economy helping keep bond defaults low, and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities -- including bonds backed by automobile and consumer loans -- benefited from strong consumer balance sheets and spending during the period, with the Bloomberg U.S. Asset-Backed Securities Index returning 3.51%.
Mortgage-backed securities (MBS), however, were dogged by two technical factors that depressed prices, causing the Bloomberg U.S. Mortgage-Backed Securities Index to return -0.82% during the period. As part of its quantitative tightening program, the Fed gradually reduced its MBS holdings by allowing up to $35 billion to roll off its balance sheet each month. And several regional banks that had been significant buyers of MBS were forced by the regional banking crisis of March 2023 to liquidate their assets. The resulting release of a significant amount of MBS into the market led MBS prices to fall and the asset class to deliver negative returns during the period.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Government Opportunities Fund (the Fund) returned -1.89% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofA 1-3 Year U.S. Treasury Index (the Index), which returned 2.92%.
The main detractor from Fund performance relative to the Index during the period was exposure to lower coupon collateralized mortgage obligations (CMOs). Because CMOs generally carry longer durations, this sector was negatively impacted by a sharp rise in interest rates during the period, as well as the spread widening experienced by the agency MBS market.
In contrast, strong performance by the Fund’s interest-only securities helped offset some market headwinds as interest-only MBS prices reacted positively to rising rates during the period. A small allocation to non-agency MBS also contributed to Fund returns relative to the Index during the period, as the higher levels of income offered by these securities more than offset modest price declines.
The Fund used derivatives during the period to reduce the impact of interest rate fluctuations on its bond holdings. Its exposure to interest rate swaps, in particular, had a positive impact on relative performance during the period, as they benefited from a rise in U.S. Treasury yields.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Government Opportunities Fund
October 31, 2023
Performance

Portfolio Manager(s) Andrew Szczurowski, CFA and Alexander Payne, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/24/1984	08/24/1984	(1.89)%	(0.49)%	0.27%
Class A with 3.25% Maximum Sales Charge	—	—	(5.16)	(1.13)	(0.06)
Class C at NAV	11/01/1993	08/24/1984	(2.64)	(1.24)	(0.33)
Class C with 1% Maximum Deferred Sales Charge	—	—	(3.57)	(1.24)	(0.33)
Class I at NAV	04/03/2009	08/24/1984	(1.63)	(0.24)	0.53
Class R at NAV	08/12/2005	08/24/1984	(2.17)	(0.72)	0.02

ICE BofA 1-3 Year U.S. Treasury Index	—	—	2.92%	1.10%	0.83%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R
Gross	1.10%	1.85%	0.85%	1.35%
Net	1.05	1.80	0.80	1.30
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of  the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$9,672	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,054,606	N.A.
Class R	$10,000	10/31/2013	$10,021	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Government Opportunities Fund
October 31, 2023
Fund Profile

Asset Allocation (% of total investments)[1]
Footnotes:
[1]	Other represents any investment type less than 1% of total investments.
4

Eaton Vance
Government Opportunities Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Bloomberg U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.

Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg U.S. Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Important Notice to Shareholders
Effective December 31, 2023, the Fund's benchmark will change to the ICE BofA U.S. Mortgage-Backed Securities Index (the “New Benchmark”). The Fund's investment adviser believes the New Benchmark is more appropriate since the Fund does not have a duration limitation by prospectus and invests primarily in agency mortgage-backed securities.

5

Eaton Vance
Government Opportunities Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 966.50	$ 7.19**	1.45%
Class C	$1,000.00	$ 962.60	$10.93**	2.21%
Class I	$1,000.00	$ 967.80	$ 6.00**	1.21%
Class R	$1,000.00	$ 965.00	$ 8.37**	1.69%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$ 7.38**	1.45%
Class C	$1,000.00	$1,014.07	$11.22**	2.21%
Class I	$1,000.00	$1,019.11	$ 6.16**	1.21%
Class R	$1,000.00	$1,016.69	$ 8.59**	1.69%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023.
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
6

Eaton Vance
Government Opportunities Fund
October 31, 2023
Portfolio of Investments

Asset-Backed Securities — 3.5%
Security	Principal Amount (000's omitted)	Value
ACHV ABS Trust, Series 2023-1PL, Class B, 6.80%, 3/18/30(1)	$1,000	$ 999,193
CFMT, LLC, Series 2023-HB12, Class M4, 4.25%, 4/25/33(1)(2)	3,490	2,660,978
KKR SFR Warehouse Participation, 8.825%, (30-day average SOFR + 3.50%), 12/13/23(3)	3,008	3,006,306
NewRez Warehouse Securitization Trust, Series 2021-1, Class E, 8.689%, (1 mo. SOFR + 3.364%), 5/25/55(1)(3)	3,813	3,818,775
NRZ Excess Spread-Collateralized Notes:
Series 2021-FNT1, Class A, 2.981%, 3/25/26(1)	220	197,618
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	2,548	2,297,094
Pagaya AI Technology in Housing Trust, Series 2023-1, Class F, 3.60%, 10/25/40(1)	1,000	634,365
STAR Trust, Series 2021-SFR1, Class H, 9.90%, (1 mo. SOFR + 4.564%), 4/17/38(1)(3)	500	489,499
Total Asset-Backed Securities (identified cost $14,373,595)		$ 14,103,828

Collateralized Mortgage Obligations — 44.8%
Security	Principal Amount (000's omitted)	Value
Angel Oak Mortgage Trust I, LLC, Series 2019-1, Class B1, 5.40%, 11/25/48(1)(2)	$1,000	$ 977,170
Brean Asset-Backed Securities Trust, Series 2023-RM6, Class A1, 5.25% to 1/25/28, 1/25/63(1)(4)	3,881	3,566,682
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	1,414	1,237,159
CFMT, LLC, Series 2023-HB11, Class M2, 4.00%, 2/25/37(1)(2)	2,000	1,708,170
CHNGE Mortgage Trust:
Series 2022-4, Class A1, 6.00% to 9/25/24, 10/25/57(1)(4)	3,248	3,163,129
Series 2023-1, Class A1, 7.065% to 2/25/26, 3/25/58(1)(2)	894	884,864
Series 2023-2, Class A3, 7.436% to 5/25/26, 6/25/58(1)(4)	2,907	2,845,402
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, 3/25/65(1)(2)	52	51,898
Deephaven Residential Mortgage Trust, Series 2020-2, Class B2, 5.798%, 5/25/65(1)(2)	500	464,485
Ellington Financial Mortgage Trust, Series 2022-4, Class A3, 5.90% to 12/25/25, 9/25/67(1)(4)	635	606,172
FARM Mortgage Trust, Series 2023-1, Class B, 3.032%, 3/25/52(1)(2)	3,163	2,087,068
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$0 (5)	$ 109
Series 1822, Class Z, 6.90%, 3/15/26	43	43,082
Series 1829, Class ZB, 6.50%, 3/15/26	1	914
Series 1896, Class Z, 6.00%, 9/15/26	13	12,609
Series 2075, Class PH, 6.50%, 8/15/28	18	18,563
Series 2091, Class ZC, 6.00%, 11/15/28	55	54,835
Series 2102, Class Z, 6.00%, 12/15/28	14	13,867
Series 2115, Class K, 6.00%, 1/15/29	103	102,982
Series 2142, Class Z, 6.50%, 4/15/29	34	34,089
Series 4107, Class SA, 0.00%, (2.506% - 30-day average SOFR, Floor 0.00%), 9/15/42(6)	419	254,600
Series 4107, Class SB, 0.00%, (2.506% - 30-day average SOFR, Floor 0.00%), 9/15/42(6)	208	126,569
Series 4107, Class SC, 0.00%, (2.506% - 30-day average SOFR, Floor 0.00%), 9/15/42(6)	500	303,512
Series 4107, Class SD, 0.00%, (2.506% - 30-day average SOFR, Floor 0.00%), 9/15/42(6)	373	172,749
Series 4204, Class AF, 5.00%, (30-day average SOFR + 1.114%), 5/15/43(3)	540	460,211
Series 4212, Class NS, 0.00%, (5.263% - 30-day average SOFR x 1.20, Floor 0.00%), 6/15/43(6)	287	219,056
Series 4259, Class UE, 2.50%, 5/15/43	265	235,836
Series 4623, Class SK, 0.00%, (3.490% - 30-day average SOFR, Floor 0.00%), 10/15/46(6)	259	125,854
Series 4938, Class KZ, 2.50%, 12/25/49	650	303,338
Series 5009, Class ZN, 3.50%, 7/25/50	864	602,574
Series 5028, Class AZ, 2.00%, 10/25/50	219	75,271
Series 5028, Class TZ, 2.00%, 10/25/50	1,085	492,815
Series 5031, Class Z, 2.50%, 10/25/50	1	277
Series 5035, Class AZ, 2.00%, 11/25/50	1,106	446,762
Series 5035, Class ZK, 2.50%, 11/25/50	1,231	625,703
Series 5035, Class ZT, 2.00%, 10/25/50	773	302,638
Series 5039, Class ZJ, 2.00%, 11/25/50	100	34,766
Series 5040, Class TZ, 2.50%, 11/25/50	183	81,717
Series 5042, Class PZ, 2.00%, 11/25/50	2,073	781,694
Series 5058, Class ZH, 3.00%, 5/25/50	155	78,388
Series 5071, Class CS, 0.00%, (3.30% - 30-day average SOFR, Floor 0.00%), 2/25/51(6)	1,266	572,706
Series 5072, Class ZU, 2.50%, 2/25/51	339	154,167
Series 5083, Class ZW, 2.50%, 3/25/51	497	223,300
Series 5090, Class PZ, 2.50%, 3/25/51	242	102,795
Series 5093, Class Z, 3.00%, 1/25/51	0 (5)	31
Series 5101, Class EZ, 2.00%, 3/25/51	547	245,793
Series 5104, Class WZ, 3.00%, 4/25/51	129	70,984
Series 5114, Class ZH, 3.00%, 5/25/51	57	31,623
Series 5123, Class JZ, 2.00%, 7/25/51	110	49,541
Series 5129, Class HZ, 1.25%, 4/25/50	167	64,060
Series 5129, Class TZ, 2.50%, 8/25/51	446	186,348

7
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 5131, Class QZ, 3.00%, 7/25/51	$273	$ 145,901
Series 5132, Class LZ, 2.50%, 8/25/51	1,003	474,534
Series 5135, Class MZ, 2.50%, 8/25/51	1,942	980,686
Series 5136, Class ZJ, 2.50%, 8/25/51	2,082	1,020,863
Series 5139, Class DZ, 2.50%, 9/25/51	1,368	670,780
Series 5141, Class ZJ, 2.50%, 9/25/51	1,792	879,189
Series 5144, Class Z, 2.50%, 9/25/51	4,164	2,144,835
Series 5148, Class AZ, 2.50%, 10/25/51	3,109	1,610,210
Series 5150, Class ZJ, 2.50%, 10/25/51	1,702	874,322
Series 5150, Class ZN, 2.50%, 10/25/51	187	85,793
Series 5159, Class ZP, 3.00%, 11/25/51	430	230,548
Series 5159, Class ZT, 3.00%, 11/25/51	763	435,334
Series 5163, Class Z, 3.00%, 11/25/51	540	273,063
Series 5166, Class ZN, 3.00%, 9/25/50	980	512,550
Series 5168, Class MZ, 3.00%, 10/25/51	1,027	573,165
Series 5300, Class EY, 6.00%, 12/25/52	2,000	1,911,729
Series 5324, Class MZ, 6.00%, 7/25/53	3,392	3,013,945
Series 5327, Class B, 6.00%, 8/25/53	2,350	2,242,322
Interest Only:(7)
Series 362, Class C12, 4.00%, 12/15/47	2,122	436,771
Series 4749, Class IL, 4.00%, 12/15/47	763	152,674
Series 4756, Class KI, 4.00%, 1/15/48	841	164,955
Series 4768, Class IO, 4.00%, 3/15/48	601	120,540
Series 4772, Class PI, 4.00%, 1/15/48	892	178,704
Series 4791, Class JI, 4.00%, 5/15/48	1,220	256,145
Series 4966, Class SY, 0.615%, (5.936% - 30-day average SOFR), 4/25/50(6)	2,149	200,064
Series 5008, Class IE, 2.00%, 9/25/50	4,470	524,133
Series 5010, Class I, 2.00%, 9/25/50	3,353	395,341
Series 5010, Class IN, 2.00%, 9/25/50	2,441	288,338
Series 5010, Class NI, 2.00%, 9/25/50	2,782	348,698
Series 5016, Class UI, 2.00%, 9/25/50	2,721	319,010
Series 5017, Class DI, 2.00%, 9/25/50	4,761	558,267
Series 5024, Class CI, 2.00%, 10/25/50	5,255	622,759
Series 5025, Class GI, 2.00%, 10/25/50	1,145	135,233
Series 5028, Class TI, 2.00%, 10/25/50	1,471	140,241
Series 5038, Class DI, 2.00%, 11/25/50	7,368	870,577
Series 5051, Class S, 0.00%, (3.60% - 30-day average SOFR, Floor 0.00%), 12/25/50(6)	4,312	102,634
Series 5070, Class CI, 2.00%, 2/25/51	8,100	1,025,699
Principal Only:(8)
Series 246, Class PO, 0.00%, 5/15/37	1,241	951,031
Series 3435, Class PO, 0.00%, 4/15/38	1,174	896,998
Series 4239, Class OU, 0.00%, 7/15/43	319	153,065
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2019-HQA3, Class B2, 12.935%, (30-day average SOFR + 7.614%), 9/25/49(1)(3)	$1,000	$ 1,089,944
Federal National Mortgage Association:
Series 1994-40, Class Z, 6.50%, 3/25/24	4	3,846
Series 1994-42, Class K, 6.50%, 4/25/24	17	17,217
Series 1994-82, Class Z, 8.00%, 5/25/24	8	8,488
Series 2000-49, Class A, 8.00%, 3/18/27	30	30,482
Series 2001-81, Class HE, 6.50%, 1/25/32	170	172,193
Series 2012-133, Class WS, 0.00%, (3.696% - 30-day average SOFR, Floor 0.00%), 12/25/42(6)	305	226,545
Series 2012-134, Class ZT, 2.00%, 12/25/42	1,309	994,907
Series 2013-6, Class TY, 1.50%, 2/25/43	795	469,817
Series 2013-58, Class SC, 0.00%, (5.828% - 30-day average SOFR x 1.50, Floor 0.00%), 6/25/43(6)	323	206,774
Series 2020-45, Class MA, 0.00%, (3.108% - 30-day average SOFR x 0.80, Floor 0.00%), 6/25/43(6)	199	134,973
Series 2020-63, Class ZN, 3.00%, 9/25/50	94	45,806
Series 2021-3, Class ZH, 2.50%, 2/25/51	189	81,369
Series 2021-14, Class GZ, 2.50%, 3/25/51	133	54,512
Series 2021-42, Class ZD, 3.00%, 11/25/50	696	381,889
Series 2021-52, Class JZ, 2.50%, 8/25/51	1,630	824,560
Series 2021-56, Class LZ, 2.50%, 9/25/51	3,144	1,689,370
Series 2021-66, Class JZ, 2.50%, 10/25/51	1,376	694,172
Series 2021-77, Class WZ, 3.00%, 8/25/50	38	18,620
Series 2021-95, Class ZC, 3.00%, 8/25/51	533	297,183
Series 2023-12, Class LW, 6.00%, 4/25/53	2,000	1,911,828
Series 2023-13, Class LY, 6.00%, 4/25/53	2,000	1,897,598
Series 2023-14, Class EL, 6.00%, 4/25/53	7,000	6,628,833
Interest Only:(7)
Series 2017-66, Class TI, 0.05%, (5.936% - 30-day average SOFR), 10/25/42(6)	12,028	35,017
Series 2018-21, Class IO, 3.00%, 4/25/48	2,441	433,885
Series 2019-1, Class SA, 0.00%, (5.286% - 30-day average SOFR, Floor 0.00%), 2/25/49(6)	1,351	47,609
Series 2020-23, Class SP, 0.615%, (5.936% - 30-day average SOFR), 2/25/50(6)	2,117	199,428
Series 2020-45, Class HI, 2.50%, 7/25/50	3,258	465,550
Series 2020-45, Class IJ, 2.50%, 7/25/50	5,210	719,984
Series 2020-73, Class NI, 2.00%, 10/25/50	722	85,528
Series 2021-3, Class KI, 2.50%, 2/25/51	6,920	975,003
Series 2021-3, Class LI, 2.50%, 2/25/51	6,884	952,063
Series 2021-4, Class AI, 2.00%, 12/25/49	9,319	1,071,002
Series 2021-10, Class EI, 2.00%, 3/25/51	3,743	477,293
Principal Only:(8)
Series 379, Class 1, 0.00%, 5/25/37	789	593,985
Series 2014-9, Class DO, 0.00%, 2/25/43	473	327,987
Series 2014-17, Class PO, 0.00%, 4/25/44	1,077	724,491

8
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
FIGRE Trust, Series 2023-HE2, Class A, 6.512%, 5/25/53(1)(2)	$1,332	$ 1,318,292
Finance of America HECM Buyout, Series 2022-HB2, Class M5, 6.00%, 8/1/32(1)(2)	1,000	579,677
Flagstar Mortgage Trust, Series 2021-6INV, Class B3, 3.488%, 8/25/51(1)(2)	3,131	2,183,877
FREED Mortgage, Series 2022-HE1, Class A, 7.00%, 10/25/37(1)	1,469	1,453,950
Government National Mortgage Association:
Series 2016-168, Class JS, 0.00%, (4.336% - 1 mo. SOFR x 1.12), 11/20/46(6)	32	9,442
Series 2017-137, Class AF, 5.00%, (1 mo. SOFR + 0.614%), 9/20/47(3)	932	870,939
Series 2020-84, Class BZ, 2.50%, 6/20/50	682	304,404
Series 2021-1, Class ZD, 3.00%, 1/20/51	135	85,840
Series 2021-24, Class EZ, 2.50%, 1/20/51	391	177,283
Series 2021-24, Class KZ, 2.50%, 2/20/51	394	204,560
Series 2021-25, Class JZ, 2.50%, 2/20/51	222	89,711
Series 2021-49, Class VZ, 2.50%, 3/20/51	2	877
Series 2021-77, Class ZG, 3.00%, 7/20/50	47	22,311
Series 2021-97, Class MZ, 3.00%, 8/20/50	278	148,977
Series 2021-97, Class ZC, 3.00%, 8/20/50	594	323,755
Series 2021-105, Class MZ, 3.00%, 6/20/51	463	244,495
Series 2021-114, Class JZ, 3.00%, 6/20/51	183	93,578
Series 2021-118, Class EZ, 2.50%, 7/20/51	1,167	607,229
Series 2021-121, Class ZE, 2.50%, 7/20/51	36	15,978
Series 2021-122, Class ZL, 2.50%, 7/20/51	1,405	698,678
Series 2021-131, Class ZN, 3.00%, 7/20/51	301	170,545
Series 2021-136, Class WZ, 3.00%, 8/20/51	767	406,216
Series 2021-136, Class Z, 2.50%, 8/20/51	1,914	965,831
Series 2021-137, Class GZ, 2.50%, 8/20/51	2,082	1,186,561
Series 2021-138, Class Z, 2.50%, 8/20/51	1,239	663,143
Series 2021-139, Class ZJ, 2.50%, 8/20/51	1,705	983,974
Series 2021-154, Class ZC, 2.50%, 9/20/51	886	451,254
Series 2021-154, Class ZL, 3.00%, 9/20/51	476	228,847
Series 2021-156, Class GZ, 3.00%, 9/20/51	1,673	1,051,342
Series 2021-159, Class ZJ, 2.50%, 9/20/51	1,301	680,550
Series 2021-159, Class ZP, 2.00%, 9/20/51	1,160	664,526
Series 2021-160, Class NZ, 3.00%, 9/20/51	607	294,276
Series 2021-175, Class DZ, 3.00%, 10/20/51	459	221,336
Series 2021-177, Class JZ, 3.00%, 10/20/51	496	286,300
Series 2021-214, Class LZ, 3.00%, 12/20/51	1,056	649,799
Series 2022-173, Class S, 3.222%, (22.733% - 30-day average SOFR x 3.667), 10/20/52(6)	1,591	1,413,595
Series 2022-189, Class US, 3.222%, (22.733% - 30-day average SOFR x 3.667), 11/20/52(6)	1,866	1,690,654
Series 2022-195, Class AS, 3.436%, (23.125% - 30-day average SOFR x 3.70), 11/20/52(6)	962	938,951
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2022-197, Class SW, 3.549%, (16.32% - 30-day average SOFR x 2.40), 11/20/52(6)	$1,789	$ 1,624,920
Series 2023-53, Class AL, 5.50%, 4/20/53	4,000	3,635,678
Series 2023-53, Class SE, 3.039%, (22.55% - 30-day average SOFR x 3.667), 4/20/53(6)	2,935	2,718,247
Series 2023-63, Class LB, 6.00%, 5/20/53	3,000	2,844,736
Series 2023-63, Class S, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(6)	1,967	1,756,838
Series 2023-64, Class LB, 6.00%, 5/20/53	1,224	1,160,791
Series 2023-65, Class G, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(6)	1,990	1,732,612
Series 2023-65, Class SB, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(6)	1,885	1,721,760
Series 2023-66, Class S, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(6)	985	909,198
Series 2023-82, Class AL, 6.00%, 6/20/53	6,000	5,685,933
Series 2023-84, Class MW, 6.00%, 6/20/53	3,500	3,318,491
Series 2023-84, Class SN, 2.858%, (22.387% - 30-day average SOFR x 3.67), 6/20/53(6)	1,973	1,743,928
Series 2023-96, Class BL, 6.00%, 7/20/53	2,500	2,377,691
Series 2023-96, Class DB, 6.00%, 7/20/53	2,500	2,372,932
Series 2023-97, Class CB, 6.00%, 7/20/53	3,000	2,900,880
Series 2023-98, Class BW, 6.00%, 7/20/53	1,500	1,424,576
Series 2023-98, Class JB, 6.00%, 7/20/53	3,000	2,850,502
Series 2023-99, Class AL, 6.00%, 7/20/53	4,000	3,797,346
Series 2023-117, Class JB, 6.00%, 8/20/53	2,000	1,900,208
Series 2023-150, Class AS, 7.065%, (27.528% - 30-day average SOFR x 3.85), 10/20/53(6)	3,000	3,041,652
Interest Only:(7)
Series 2013-66, Class IE, 0.05%, (0.05% - 1 mo. SOFR x 1.00), 7/20/42(6)	6,622	14,673
Series 2014-94, Class IC, 0.10%, (0.10% - 1 mo. SOFR x 1.00), 9/20/35(6)	9,517	35,840
Series 2014-100, Class VI, 0.15%, (0.15% - 1 mo. SOFR x 1.00), 5/20/40(6)	3,906	17,481
Series 2014-139, Class BI, 0.25%, (0.25% - 1 mo. SOFR x 1.00), 11/20/37(6)	3,993	25,950
Series 2018-127, Class SG, 0.796%, (6.136% - 1 mo. SOFR), 9/20/48(6)	2,982	203,988
Series 2019-27, Class SA, 0.596%, (5.936% - 1 mo. SOFR), 2/20/49(6)	2,097	166,136
Series 2019-38, Class SQ, 0.596%, (5.936% - 1 mo. SOFR), 3/20/49(6)	2,584	191,671
Series 2019-43, Class BS, 0.596%, (5.936% - 1 mo. SOFR), 4/20/49(6)	3,493	280,805
Series 2020-32, Class KI, 3.50%, 3/20/50	3,567	616,214
Series 2020-65, Class MI, 2.50%, 12/20/49	2,862	343,313
Series 2020-97, Class MI, 2.50%, 3/20/50	1,807	227,996
Series 2020-146, Class IQ, 2.00%, 10/20/50	10,399	1,154,936
Series 2020-146, Class QI, 2.00%, 10/20/50	5,533	605,263
Series 2020-149, Class NI, 2.50%, 10/20/50	10,913	1,481,780

9
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2020-165, Class UI, 2.00%, 11/20/50	$4,496	$ 516,800
Series 2020-167, Class KI, 2.00%, 11/20/50	7,068	785,564
Series 2020-167, Class YI, 2.00%, 11/20/50	5,710	678,067
Series 2020-173, Class DI, 2.00%, 11/20/50	8,499	1,027,499
Series 2020-181, Class TI, 2.00%, 12/20/50	14,594	1,682,227
Series 2021-23, Class TI, 2.50%, 2/20/51	7,017	913,866
Series 2021-56, Class SD, 0.00%, (2.30% - 30-day average SOFR, Floor 0.00%), 9/20/50(6)	4,426	42,776
Series 2021-114, Class MI, 3.00%, 6/20/51	4,979	772,859
Series 2021-122, Class NI, 3.00%, 7/20/51	3,422	522,378
Series 2021-125, Class SA, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 7/20/51(6)	4,046	85,039
Series 2021-131, Class QI, 3.00%, 7/20/51	6,602	836,354
Series 2021-140, Class YS, 0.00%, (1.586% - 1 mo. SOFR, Floor 0.00%), 8/20/51(6)	3,380	19,455
Series 2021-175, Class AS, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(6)	17,416	105,318
Series 2021-175, Class SB, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(6)	8,756	53,048
Series 2021-193, Class IU, 3.00%, 11/20/49	13,996	1,905,460
Series 2021-193, Class YS, 0.00%, (2.45% - 30-day average SOFR, Floor 0.00%), 11/20/51(6)	8,430	73,487
Series 2021-196, Class GI, 3.00%, 11/20/51	6,446	919,030
Series 2022-119, Class CS, 0.00%, (3.00% - 30-day average SOFR, Floor 0.00%), 7/20/52(6)	46,332	350,482
Series 2022-126, Class AS, 0.00%, (3.69% - 30-day average SOFR, Floor 0.00%), 7/20/52(6)	13,816	183,979
Series 2022-135, Class SA, 0.00%, (3.00% - 30-day average SOFR, Floor 0.00%), 6/20/52(6)	18,618	155,755
Series 2023-13, Class SA, 0.079%, (5.40% - 30-day average SOFR), 1/20/53(6)	7,339	134,373
Series 2023-19, Class SD, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(6)	4,776	251,469
Series 2023-20, Class HS, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(6)	5,098	273,366
Series 2023-22, Class ES, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(6)	7,703	413,086
Series 2023-22, Class SA, 0.379%, (5.70% - 30-day average SOFR), 2/20/53(6)	4,596	125,387
Series 2023-24, Class SB, 0.00%, (5.15% - 30-day average SOFR, Floor 0.00%), 2/20/53(6)	15,406	378,583
Series 2023-24, Class SG, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(6)	7,703	413,086
Series 2023-32, Class SA, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(6)	14,443	774,536
Series 2023-38, Class LS, 0.979%, (6.30% - 30-day average SOFR), 3/20/53(6)	4,859	259,960
Series 2023-47, Class HS, 0.979%, (6.30% - 30-day average SOFR), 3/20/53(6)	1,604	85,787
Series 2023-47, Class SC, 0.929%, (6.25% - 30-day average SOFR), 3/20/53(6)	2,424	126,372
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2023-89, Class SE, 0.729%, (6.05% - 30-day average SOFR), 6/20/53(6)	$30,600	$ 1,576,526
LHOME Mortgage Trust, Series 2023-RTL2, Class A1, 8.00% to 1/25/26, 6/25/28(1)(4)	1,050	1,051,762
MFRA Trust, Series 2023-NQM1, Class A2, 5.75% to 1/25/26, 11/25/67(1)(4)	571	544,859
PNMAC GMSR Issuer Trust, Series 2022-GT1, Class A, 9.571%, (30-day average SOFR + 4.25%), 5/25/27(1)(3)	500	501,037
Radnor Re, Ltd., Series 2022-1, Class M1A, 9.071%, (30-day average SOFR + 3.75%), 9/25/32(1)(3)	3,000	3,054,538
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(1)(2)	8,992	7,016,686
Total Collateralized Mortgage Obligations (identified cost $232,730,317)		$183,087,698

Commercial Mortgage-Backed Securities — 0.4%
Security	Principal Amount (000's omitted)	Value
CSMC Trust, Series 2022-NWPT, Class A, 8.478%, (1 mo. SOFR + 3.143%), 9/9/24(1)(3)	$1,520	$ 1,525,701
Total Commercial Mortgage-Backed Securities (identified cost $1,518,346)		$ 1,525,701

U.S. Department of Agriculture Loans — 5.3%
Security	Principal Amount (000's omitted)	Value
USDA Guaranteed Loans:
8.00%, (USD Prime - 0.50%), 2/16/43(3)	$8,385	$ 8,392,787
8.00%, (USD Prime - 0.50%), 2/16/43(3)	2,503	2,505,120
8.00%, (USD Prime - 0.50%), 2/16/43(3)	10,817	10,828,173
Total U.S. Department of Agriculture Loans (identified cost $21,705,799)		$ 21,726,080

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.6%
Security	Principal Amount (000's omitted)	Value
FRESB Mortgage Trust:
Interest Only:(7) Series 2021-SB91, Class X1, 0.572%, 8/25/41(2)	$4,754	$ 129,437

10
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association:
Interest Only:(7)
Series 2021-101, Class IO, 0.679%, 4/16/63(2)	$9,057	$ 475,965
Series 2021-132, Class IO, 0.726%, 4/16/63(2)	8,743	478,373
Series 2021-144, Class IO, 0.825%, 4/16/63(2)	8,596	506,264
Series 2021-186, Class IO, 0.765%, 5/16/63(2)	9,524	539,203
Series 2022-3, Class IO, 0.64%, 2/16/61(2)	9,677	450,102
Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $3,387,533)		$ 2,579,344

U.S. Government Agency Mortgage-Backed Securities — 74.1%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
4.144%, (COF + 1.254%), with maturity at 2034(9)	$94	$ 90,866
4.196%, (COF + 1.254%), with maturity at 2035(9)	398	389,728
4.50%, with maturity at 2035	613	585,182
4.834%, (1 yr. CMT + 2.249%), with maturity at 2038(9)	358	358,794
4.88%, (1 yr. CMT + 2.238%), with maturity at 2036(9)	400	400,468
5.00%, with maturity at 2052(10)	4,926	4,460,154
5.50%, with various maturities to 2053	3,550	3,382,908
6.00%, with various maturities to 2053(10)	4,943	4,821,609
6.50%, with various maturities to 2053	1,343	1,345,587
7.00%, with various maturities to 2025	15	14,697
7.50%, with maturity at 2024	1	996
8.50%, with maturity at 2025	1	753
9.00%, with maturity at 2027	1	1,228
9.50%, with maturity at 2025	0 (5)	86
Federal National Mortgage Association:
4.087%, (COF + 1.272%), with maturity at 2033(9)	183	177,434
4.114%, (COF + 1.299%), with maturity at 2033(9)	99	95,871
4.14%, (COF + 1.25%), with maturity at 2025(9)	22	21,691
4.141%, (COF + 1.296%), with maturity at 2035(9)	105	101,676
4.146%, (COF + 1.254%), with maturity at 2034(9)	29	28,037
4.186%, (COF + 1.254%), with maturity at 2035(9)	117	115,646
4.219%, (COF + 1.25%), with maturity at 2026(9)	66	65,388
4.223%, (COF + 1.254%), with maturity at 2034(9)	148	142,737
4.406%, (COF + 1.26%), with maturity at 2036(9)	100	96,994
4.465%, (COF + 1.311%), with maturity at 2036(9)	168	162,340
4.50%, with various maturities to 2052	777	698,345
4.594%, (COF + 1.258%), with maturity at 2036(9)	26	25,808
4.848%, (COF + 2.352%), with maturity at 2027(9)	61	60,728
4.924%, (COF + 1.736%), with maturity at 2035(9)	392	384,041
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
4.951%, (COF + 1.859%), with maturity at 2034(9)	$196	$ 193,037
5.00%, with maturity at 2027	21	21,018
5.192%, (COF + 1.811%), with maturity at 2036(9)	1,890	1,847,836
5.286%, (1 yr. CMT + 2.095%), with maturity at 2040(9)	180	180,823
5.50%, with various maturities to 2052(10)	13,800	13,121,556
5.50%, 30-Year, TBA(11)	19,500	18,510,527
5.967%, (12 mo. MTA + 1.167%), with maturity at 2044(9)	159	156,855
6.00%, with various maturities to 2053(10)	7,758	7,585,021
6.50%, with various maturities to 2053	6,510	6,486,953
6.50%, 30-Year, TBA(11)	23,400	23,259,235
6.51%, with maturity at 2025	7	6,991
7.50%, with maturity at 2026	1	926
8.049%, with maturity at 2030	1	655
8.50%, with maturity at 2037	52	53,334
9.00%, with maturity at 2025	8	7,780
9.50%, with various maturities to 2030	3	2,621
Government National Mortgage Association:
2.75%, (1 yr. CMT + 1.50%), with maturity at 2027(9)	38	36,307
3.00%, (1 yr. CMT + 1.50%), with maturity at 2026(9)	28	26,872
3.50%, with maturity at 2050	453	386,399
4.00%, with various maturities to 2049	1,158	1,023,147
4.50%, with various maturities to 2049	443	402,118
5.00%, with various maturities to 2052(10)	10,271	9,540,926
5.50%, with various maturities to 2063(10)	43,923	42,009,210
6.00%, with various maturities to 2063(10)	55,392	54,496,924
6.50%, with various maturities to 2063(10)	35,259	35,268,903
6.50%, 30-Year, TBA(11)	50,862	50,767,666
7.00%, with various maturities to 2063(10)	17,145	17,442,054
7.50%, with various maturities to 2053	2,358	2,389,733
9.50%, with maturity at 2025	1	1,399
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $312,710,956)		$303,256,618

U.S. Government Guaranteed Small Business Administration Loans — 0.3%(12)(13)
Security	Principal Amount (000's omitted)	Value
0.16%, 7/15/37 to 5/15/42	$524	$ 2,238
0.23%, 4/15/37 to 12/15/37	1,334	7,386
0.41%, 6/15/42 to 7/15/42	211	2,564
0.48%, 3/15/37 to 12/15/37	2,290	26,762
0.66%, 7/15/42	51	994

11
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
0.73%, 3/15/37 to 10/15/42	$1,293	$ 23,563
0.91%, 5/15/42	447	12,132
0.98%, 9/15/37 to 11/15/37	807	19,078
1.23%, 8/15/37 to 12/15/37	872	25,885
1.86%, 9/15/42 to 1/15/43	3,357	184,721
1.89%, 11/15/42	61	3,384
2.11%, 10/15/42	3,286	205,528
2.36%, 12/15/42	484	33,890
2.86%, 12/15/42 to 2/15/43	5,241	447,294
3.11%, 12/15/42	2,755	256,028
Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $4,811,924)		$ 1,251,447

Short-Term Investments — 1.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(14)	4,120,946	$ 4,120,946
Total Short-Term Investments (identified cost $4,120,946)		$ 4,120,946
Total Purchased Swaptions — 0.3% (identified cost $381,014)		$ 1,466,235
Total Investments — 130.3% (identified cost $595,740,430)		$533,117,897
Total Written Swaptions — (0.0)%(15) (premiums received $361,610)		$ (20,933)

TBA Sale Commitments — (16.8)%
U.S. Government Agency Mortgage-Backed Securities — (16.8)%
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association, 6.00%, 30-Year, TBA(11)	$ (70,000)	$ (68,596,521)
Total U.S. Government Agency Mortgage-Backed Securities (proceeds $68,537,500)		$ (68,596,521)
Total TBA Sale Commitments (proceeds $68,537,500)		$ (68,596,521)
Other Assets, Less Liabilities — (13.5)%		$ (55,510,415)
Net Assets — 100.0%		$408,990,028
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $49,010,044 or 12.0% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2023.
(3)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(4)	Step coupon security. Interest rate represents the rate in effect at October 31, 2023.
(5)	Principal amount is less than $500.
(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2023.
(7)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(8)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(9)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2023.
(10)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

12
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Portfolio of Investments — continued

(11)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(12)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(13)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.
(14)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(15)	Amount is less than (0.05)%.

Purchased Interest Rate Swaptions (OTC) — 0.3%
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 5/10/29 to pay 3.93% and receive SOFR	Bank of America, N.A.	USD	48,508,668	5/8/24	$ 1,466,235
Total					$1,466,235
Written Interest Rate Swaptions (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 5/10/29 to receive 1.93% and pay SOFR	Bank of America, N.A.	USD	(48,508,668)	5/8/24	$ (20,933)
Total					$(20,933)
(1)	Amount is less than (0.05)%.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	4,058	Long	12/29/23	$423,965,893	$ (3,754,826)
U.S. 10-Year Treasury Note	107	Long	12/19/23	11,360,390	(442,295)
U.S. Long Treasury Bond	(545)	Short	12/19/23	(59,643,438)	2,664,811
U.S. Ultra-Long Treasury Bond	(107)	Short	12/19/23	(12,044,187)	849,078
					$ (683,232)
13
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	50,000	Receives	SOFR (pays annually)	3.07% (pays annually)	10/14/32	$ 5,408,250	$ —	$ 5,408,250
USD	6,000	Receives	SOFR (pays annually)	3.16% (pays annually)	1/5/33	728,761	—	728,761
USD	25,000	Receives	SOFR (pays annually)	1.92% (pays annually)	4/8/52	10,403,576	—	10,403,576
USD	10,000	Receives	SOFR (pays annually)	1.89% (pays annually)	8/3/52	4,079,092	(96)	4,078,996
Total						$20,619,679	$ (96)	$20,619,583
Abbreviations:
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
MTA	– Monthly Treasury Average
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
Currency Abbreviations:
USD	– United States Dollar
14
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $591,619,484)	$ 528,996,951
Affiliated investments, at value (identified cost $4,120,946)	4,120,946
Deposits for reverse repurchase agreements	2,858,000
Deposits for forward commitment securities	549,000
Deposits for derivatives collateral:
Futures contracts	3,791,975
Centrally cleared swap contracts	4,477,476
OTC options and swaptions	1,420,000
Interest receivable	2,835,423
Dividends receivable from affiliated investments	44,210
Receivable for investments sold	17,658,337
Receivable for TBA sale commitments	68,537,500
Receivable for Fund shares sold	959,618
Receivable for variation margin on open centrally cleared swap contracts	472,009
Trustees' deferred compensation plan	147,420
Total assets	$ 636,868,865
Liabilities
Cash collateral due to brokers	$ 1,699,000
Payable for reverse repurchase agreements, including accrued interest of $673,580	46,505,034
Written swaptions outstanding, at value (premiums received $361,610)	20,933
Payable for forward commitment securities	106,832,701
TBA sale commitments, at value (proceeds receivable $68,537,500)	68,596,521
Payable for Fund shares redeemed	1,542,697
Payable for variation margin on open futures contracts	1,409,092
Distributions payable	88,916
Due to custodian	457,792
Payable to affiliates:
Investment adviser fee	229,761
Distribution and service fees	43,545
Trustees' fees	2,426
Trustees' deferred compensation plan	147,420
Other	8,492
Accrued expenses	294,507
Total liabilities	$ 227,878,837
Net Assets	$ 408,990,028
Sources of Net Assets
Paid-in capital	$ 545,679,661
Accumulated loss	(136,689,633)
Net Assets	$ 408,990,028
Class A Shares
Net Assets	$ 107,555,843
Shares Outstanding	21,020,443
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 5.12
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 5.29
Class C Shares
Net Assets	$ 5,941,563
Shares Outstanding	1,162,968
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 5.11
15
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Statement of Assets and Liabilities — continued

October 31, 2023
Class I Shares
Net Assets	$263,007,959
Shares Outstanding	51,414,827
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 5.12
Class R Shares
Net Assets	$ 32,484,663
Shares Outstanding	6,372,926
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 5.10
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
16
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income from affiliated investments	$ 934,472
Interest income	22,719,922
Total investment income	$ 23,654,394
Expenses
Investment adviser fee	$ 2,754,110
Distribution and service fees:
Class A	317,408
Class C	65,181
Class R	199,504
Trustees’ fees and expenses	27,618
Custodian fee	190,909
Transfer and dividend disbursing agent fees	370,910
Legal and accounting services	93,260
Printing and postage	88,701
Registration fees	72,300
Interest expense and fees	1,481,720
Miscellaneous	24,684
Total expenses	$ 5,686,305
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 267,713
Total expense reductions	$ 267,713
Net expenses	$ 5,418,592
Net investment income	$ 18,235,802
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (15,191,210)
Written options and swaptions	1,543,183
Futures contracts	(4,656,393)
Swap contracts	5,963,327
Net realized loss	$(12,341,093)
Change in unrealized appreciation (depreciation):
Investments	$ (20,275,165)
Written options and swaptions	577,555
TBA sale commitments	(568,391)
Futures contracts	(451,653)
Swap contracts	6,222,753
Net change in unrealized appreciation (depreciation)	$(14,494,901)
Net realized and unrealized loss	$(26,835,994)
Net decrease in net assets from operations	$ (8,600,192)
17
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 18,235,802	$ 8,869,977
Net realized loss	(12,341,093)	(22,103,148)
Net change in unrealized appreciation (depreciation)	(14,494,901)	(14,726,254)
Net decrease in net assets from operations	$ (8,600,192)	$ (27,959,425)
Distributions to shareholders:
Class A	$ (6,458,487)	$ (3,116,489)
Class C	(285,558)	(127,983)
Class I	(13,382,177)	(4,531,585)
Class R	(1,930,264)	(889,252)
Total distributions to shareholders	$ (22,056,486)	$ (8,665,309)
Tax return of capital to shareholders:
Class A	$ (421,962)	$ (162,425)
Class C	(18,768)	(6,766)
Class I	(898,156)	(232,529)
Class R	(124,804)	(46,695)
Total tax return of capital to shareholders	$ (1,463,690)	$ (448,415)
Transactions in shares of beneficial interest:
Class A	$ (19,573,857)	$ (13,221,173)
Class C	(570,960)	(3,928,416)
Class I	50,888,858	27,652,623
Class R	(11,035,743)	(1,802,206)
Net increase in net assets from Fund share transactions	$ 19,708,298	$ 8,700,828
Net decrease in net assets	$ (12,412,070)	$ (28,372,321)
Net Assets
At beginning of year	$ 421,402,098	$ 449,774,419
At end of year	$408,990,028	$421,402,098
18
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 5.510	$ 6.030	$ 6.180	$ 6.070	$ 6.100
Income (Loss) From Operations
Net investment income(1)	$ 0.226	$ 0.121	$ 0.118	$ 0.073	$ 0.134
Net realized and unrealized gain (loss)	(0.323)	(0.516)	(0.158)	0.191	0.029
Total income (loss) from operations	$ (0.097)	$ (0.395)	$ (0.040)	$ 0.264	$ 0.163
Less Distributions
From net investment income	$ (0.276)	$ (0.119)	$ (0.110)	$ (0.154)	$ (0.193)
Tax return of capital	(0.017)	(0.006)	—	—	—
Total distributions	$ (0.293)	$ (0.125)	$ (0.110)	$ (0.154)	$ (0.193)
Net asset value — End of year	$ 5.120	$ 5.510	$ 6.030	$ 6.180	$ 6.070
Total Return(2)	(1.89)% (3)	(6.63)% (3)	(0.66)% (3)	4.40% (3)	2.71%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$107,556	$136,321	$163,208	$158,552	$138,956
Ratios (as a percentage of average daily net assets):
Expenses	1.38% (3)(4)(5)	1.05% (3)(4)	1.05% (3)	1.11% (3)(5)	1.26% (5)
Net investment income	4.18%	2.06%	1.91%	1.20%	2.21%
Portfolio Turnover	604% (6)	796% (6)	335% (6)	180% (6)	90%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.05%, 0.05%, 0.02% and 0.03% of average daily net assets for the years ended October 31, 2023, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(5)	Includes interest expense, including on reverse repurchase agreements, of 0.33%, 0.03% and 0.07% of average daily net assets for the years ended October 31, 2023, 2020 and 2019, respectively.
(6)	Includes the effect of To-Be-Announced (TBA) transactions.
19
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 5.500	$ 6.020	$ 6.170	$ 6.060	$ 6.090
Income (Loss) From Operations
Net investment income(1)	$ 0.185	$ 0.073	$ 0.072	$ 0.030	$ 0.090
Net realized and unrealized gain (loss)	(0.323)	(0.512)	(0.158)	0.188	0.027
Total income (loss) from operations	$(0.138)	$(0.439)	$ (0.086)	$ 0.218	$ 0.117
Less Distributions
From net investment income	$ (0.236)	$ (0.077)	$ (0.064)	$ (0.108)	$ (0.147)
Tax return of capital	(0.016)	(0.004)	—	—	—
Total distributions	$(0.252)	$(0.081)	$ (0.064)	$ (0.108)	$ (0.147)
Net asset value — End of year	$ 5.110	$ 5.500	$ 6.020	$ 6.170	$ 6.060
Total Return(2)	(2.64)% (3)	(7.34)% (3)	(1.41)% (3)	3.63% (3)	1.95%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,942	$ 6,980	$11,756	$24,969	$29,940
Ratios (as a percentage of average daily net assets):
Expenses	2.14% (3)(4)(5)	1.80% (3)(4)	1.80% (3)	1.86% (3)(5)	1.99% (5)
Net investment income	3.43%	1.25%	1.17%	0.49%	1.47%
Portfolio Turnover	604% (6)	796% (6)	335% (6)	180% (6)	90%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.05%, 0.05%, 0.02% and 0.03% of average daily net assets for the years ended October 31, 2023, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(5)	Includes interest expense, including on reverse repurchase agreements, of 0.33%, 0.03% and 0.07% of average daily net assets for the years ended October 31, 2023, 2020 and 2019, respectively.
(6)	Includes the effect of To-Be-Announced (TBA) transactions.
20
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 5.510	$ 6.030	$ 6.170	$ 6.060	$ 6.100
Income (Loss) From Operations
Net investment income(1)	$ 0.240	$ 0.133	$ 0.133	$ 0.085	$ 0.149
Net realized and unrealized gain (loss)	(0.323)	(0.514)	(0.148)	0.194	0.019
Total income (loss) from operations	$ (0.083)	$ (0.381)	$ (0.015)	$ 0.279	$ 0.168
Less Distributions
From net investment income	$ (0.288)	$ (0.132)	$ (0.125)	$ (0.169)	$ (0.208)
Tax return of capital	(0.019)	(0.007)	—	—	—
Total distributions	$ (0.307)	$ (0.139)	$ (0.125)	$ (0.169)	$ (0.208)
Net asset value — End of year	$ 5.120	$ 5.510	$ 6.030	$ 6.170	$ 6.060
Total Return(2)	(1.63)% (3)	(6.40)% (3)	(0.25)% (3)	4.66% (3)	2.80%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$263,008	$231,855	$222,307	$213,869	$118,479
Ratios (as a percentage of average daily net assets):
Expenses	1.15% (3)(4)(5)	0.80% (3)(4)	0.80% (3)	0.85% (3)(5)	1.01% (5)
Net investment income	4.45%	2.28%	2.17%	1.39%	2.44%
Portfolio Turnover	604% (6)	796% (6)	335% (6)	180% (6)	90%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.05%, 0.05%, 0.02% and 0.03% of average daily net assets for the years ended October 31, 2023, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(5)	Includes interest expense, including on reverse repurchase agreements, of 0.33%, 0.03% and 0.07% of average daily net assets for the years ended October 31, 2023, 2020 and 2019, respectively.
(6)	Includes the effect of To-Be-Announced (TBA) transactions.
21
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 5.490	$ 6.010	$ 6.150	$ 6.040	$ 6.080
Income (Loss) From Operations
Net investment income(1)	$ 0.211	$ 0.107	$ 0.102	$ 0.052	$ 0.118
Net realized and unrealized gain (loss)	(0.323)	(0.517)	(0.148)	0.196	0.019
Total income (loss) from operations	$ (0.112)	$ (0.410)	$ (0.046)	$ 0.248	$ 0.137
Less Distributions
From net investment income	$ (0.261)	$ (0.105)	$ (0.094)	$ (0.138)	$ (0.177)
Tax return of capital	(0.017)	(0.005)	—	—	—
Total distributions	$ (0.278)	$ (0.110)	$ (0.094)	$ (0.138)	$ (0.177)
Net asset value — End of year	$ 5.100	$ 5.490	$ 6.010	$ 6.150	$ 6.040
Total Return(2)	(2.17)% (3)	(6.90)% (3)	(0.75)% (3)	4.15% (3)	2.46%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$32,485	$46,245	$52,503	$55,623	$28,673
Ratios (as a percentage of average daily net assets):
Expenses	1.63% (3)(4)(5)	1.30% (3)(4)	1.30% (3)	1.34% (3)(5)	1.51% (5)
Net investment income	3.91%	1.83%	1.66%	0.85%	1.95%
Portfolio Turnover	604% (6)	796% (6)	335% (6)	180% (6)	90%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.05%, 0.05%, 0.02% and 0.03% of average daily net assets for the years ended October 31, 2023, 2022, 2021 and 2020, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(5)	Includes interest expense, including on reverse repurchase agreements, of 0.33%, 0.03% and 0.07% of average daily net assets for the years ended October 31, 2023, 2020 and 2019, respectively.
(6)	Includes the effect of To-Be-Announced (TBA) transactions.
22
See Notes to Financial Statements.

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Government Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high current return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
23

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty
(or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
J  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting
24

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
K  Written Options—Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
L  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
M  Swaptions—A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
N  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
O  Forward Sale Commitments—The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund's policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.
P  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement,
25

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.
Q  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-
backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$22,056,486	$8,665,309
Tax return of capital	$ 1,463,690	$ 448,415
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (93,280,751)
Net unrealized depreciation	(43,319,966)
Distributions payable	(88,916)
Accumulated loss	$(136,689,633)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $93,280,751 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $26,576,054 are short-term and $66,704,697 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and TBA sale commitments, of the Fund at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 481,341,510
Gross unrealized appreciation	$ 27,467,158
Gross unrealized depreciation	(70,787,124)
Net unrealized depreciation	$ (43,319,966)
26

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6500%
$500 million but less than $1 billion	0.6250%
$1 billion but less than $1.5 billion	0.6000%
$1.5 billion but less than $2 billion	0.5625%
$2 billion but less than $2.5 billion	0.5000%
$2.5 billion and over	0.4375%
For the year ended October 31, 2023, the Fund’s investment adviser fee amounted to $2,754,110 or 0.65% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the Liquidity Fund), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $34,895 relating to the Fund’s investment in the Liquidity Fund.
Eaton Vance Management (EVM) has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.80%, 0.80% and 1.30% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 29, 2024. Pursuant to this agreement, EVM was allocated $232,818 of the Fund’s operating expenses for the year ended October 31, 2023.
EVM, an affiliate of BMR, serves as administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the  year ended October 31, 2023, EVM earned $51,269 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,463 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2023 in the amount of $12,360.
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $317,408 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $48,886 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2023, the Fund paid or accrued to EVD $99,752 for Class R shares.
27

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $16,295 and $99,752 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $795 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the year ended October 31, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 58,131,840	$ 20,235,395
U.S. Government and Agency Securities	3,164,847,061	3,031,931,114
	$3,222,978,901	$3,052,166,509
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	2,707,482	$ 14,657,019	7,105,348	$ 42,429,186
Issued to shareholders electing to receive payments of distributions in Fund shares	1,176,684	6,325,743	521,328	3,018,284
Redemptions	(7,595,272)	(40,556,619)	(9,947,575)	(58,668,643)
Net decrease	(3,711,106)	$ (19,573,857)	(2,320,899)	$ (13,221,173)
Class C
Sales	469,207	$ 2,541,072	523,893	$ 3,108,916
Issued to shareholders electing to receive payments of distributions in Fund shares	55,781	299,324	22,768	131,577
Redemptions	(630,489)	(3,411,356)	(1,229,831)	(7,168,909)
Net decrease	(105,501)	$ (570,960)	(683,170)	$ (3,928,416)
28

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class I
Sales	23,828,866	$ 129,362,534	43,065,146	$ 248,866,727
Issued to shareholders electing to receive payments of distributions in Fund shares	2,555,562	13,701,978	750,078	4,345,848
Redemptions	(17,043,620)	(92,175,654)	(38,614,717)	(225,559,952)
Net increase	9,340,808	$ 50,888,858	5,200,507	$ 27,652,623
Class R
Sales	1,495,399	$ 8,011,009	6,749,117	$ 39,539,347
Issued to shareholders electing to receive payments of distributions in Fund shares	382,788	2,052,268	162,498	935,762
Redemptions	(3,928,294)	(21,099,020)	(7,224,766)	(42,277,315)
Net decrease	(2,050,107)	$ (11,035,743)	(313,151)	$ (1,802,206)
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Interest Rate Risk: Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts and interest rate swaps and swaptions to enhance total return, to change the overall duration of the Fund and/or to hedge against fluctuations in securities prices due to changes in interest rates.
Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2023, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The OTC derivatives in which the Fund invests (except for written options and swaptions as the Fund, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a
29

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2023.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2023 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Purchased options	$ 1,466,235(1)	$ —
Written swaptions	—	(20,933) (2)
Futures contracts	3,513,889 (3)	(4,197,121) (3)
Swap contracts (centrally cleared)	20,619,679 (3)	—
Total	$25,599,803	$(4,218,054)
Derivatives not subject to master netting or similar agreements	$24,133,568	$(4,197,121)
Total Derivatives subject to master netting or similar agreements	$ 1,466,235	$ (20,933)
(1)	Statement of Asset and Liabilities location: Unaffiliated investments, at value.
(2)	Statement of Assets and Liabilities location: Written swaptions outstanding, at value.
(3)	Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.
The Fund's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$1,466,235	$(20,933)	$ —	$(1,420,000)	$25,302

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$(20,933)	$20,933	$ —	$ —	$ —
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
30

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit	Swap contracts	$ (1,074,021)(1)	$ 696,181(2)
Interest Rate	Purchased swaptions	(602,754) (3)	(3,419,547) (4)
Interest Rate	Written options and swaptions	1,543,183 (5)	577,555 (6)
Interest Rate	Futures contracts	(4,656,393) (7)	(451,653) (8)
Interest Rate	Swap contracts	7,037,348 (1)	5,526,572 (2)
Total		$ 2,247,363	$ 2,929,108
(1)	Statement of Operations location: Net realized gain (loss): Swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Swap contracts.
(3)	Statement of Operations location: Net realized gain (loss): Investment transactions.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation): Investments.
(5)	Statement of Operations location: Net realized gain (loss): Written options and swaptions.
(6)	Statement of Operations location: Change in unrealized appreciation (depreciation): Written options and swaptions.
(7)	Statement of Operations location: Net realized gain (loss): Futures contracts.
(8)	Statement of Operations location: Change in unrealized appreciation (depreciation): Futures contracts.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Purchased Swaptions	Written Options and Swaptions	Swap Contracts
$144,394,000	$12,080,000	$59,542,000	$76,466,000	$113,654,000
9  Line of Credit
The Fund participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
31

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

10  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2023 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
BMO Capital Markets Corp.	7/26/23	On Demand(1)	5.50%	$ 7,242,050	$ 7,349,373
MUFG Securities Americas, Inc.	7/26/23	On Demand(1)	5.45	4,536,557	4,603,175
MUFG Securities Americas, Inc.	7/26/23	On Demand(1)	5.45	4,518,148	4,584,497
MUFG Securities Americas, Inc.	7/26/23	On Demand(1)	5.45	3,435,191	3,485,636
MUFG Securities Americas, Inc.	7/26/23	On Demand(1)	5.45	1,945,954	1,974,530
MUFG Securities Americas, Inc.	7/26/23	On Demand(1)	5.45	950,902	964,866
MUFG Securities Americas, Inc.	7/28/23	On Demand(1)	5.50	3,474,968	3,525,934
MUFG Securities Americas, Inc.	7/28/23	On Demand(1)	5.50	3,340,573	3,389,568
MUFG Securities Americas, Inc.	7/28/23	On Demand(1)	5.50	3,175,881	3,222,461
MUFG Securities Americas, Inc.	7/28/23	On Demand(1)	5.50	2,811,698	2,852,936
MUFG Securities Americas, Inc.	7/28/23	On Demand(1)	5.50	2,749,550	2,789,877
MUFG Securities Americas, Inc.	7/28/23	On Demand(1)	5.50	2,717,046	2,756,896
MUFG Securities Americas, Inc.	7/28/23	On Demand(1)	5.50	2,498,110	2,534,749
MUFG Securities Americas, Inc.	7/28/23	On Demand(1)	5.50	2,434,825	2,470,536
Total				$45,831,453	$46,505,034
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2023, the type of securities pledged as collateral for all open reverse repurchase agreements was U.S. Government Agency Mortgage-Backed Securities.
The Fund also pledged cash of $280,000 to BMO Capital Markets Corp. and $2,578,000 to MUFG Securities America, Inc. as additional collateral for its reverse repurchase obligations.
For the year ended October 31, 2023, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $25,308,000 and 5.18%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2023. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2023.
Reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
The following table presents the Fund’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Fund as of October 31, 2023.
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(b)
MUFG Securities Americas, Inc.	$ (39,155,661)	$ —	$ 39,155,661	$ —
BMO Capital Markets Corp.	(7,349,373)	—	7,349,373	—
	$(46,505,034)	$ —	$46,505,034	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
32

Eaton Vance
Government Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

11  Affiliated Investments
At October 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $4,120,946, which represents 1.0% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$83,859,312	$286,442,724	$(366,181,090)	$ —	$ —	$4,120,946	$934,472	4,120,946
12  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 14,103,828	$ —	$ 14,103,828
Collateralized Mortgage Obligations	—	183,087,698	—	183,087,698
Commercial Mortgage-Backed Securities	—	1,525,701	—	1,525,701
U.S. Department of Agriculture Loans	—	21,726,080	—	21,726,080
U.S. Government Agency Commercial Mortgage-Backed Securities	—	2,579,344	—	2,579,344
U.S. Government Agency Mortgage-Backed Securities	—	303,256,618	—	303,256,618
U.S. Government Guaranteed Small Business Administration Loans	—	1,251,447	—	1,251,447
Short-Term Investments	4,120,946	—	—	4,120,946
Purchased Interest Rate Swaptions	—	1,466,235	—	1,466,235
Total Investments	$ 4,120,946	$ 528,996,951	$ —	$ 533,117,897
Futures Contracts	$ 3,513,889	$ —	$ —	$ 3,513,889
Swap Contracts	—	20,619,679	—	20,619,679
Total	$ 7,634,835	$ 549,616,630	$ —	$ 557,251,465
Liability Description
TBA Sale Commitments	$ —	$ (68,596,521)	$ —	$ (68,596,521)
Written Interest Rate Swaptions	—	(20,933)	—	(20,933)
Futures Contracts	(4,197,121)	—	—	(4,197,121)
Total	$ (4,197,121)	$ (68,617,454)	$ —	$ (72,814,575)
33

Eaton Vance
Government Opportunities Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Opportunities Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
34

Eaton Vance
Government Opportunities Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 89.64% of distributions from net investment income as a 163(j) interest dividend.
35

Eaton Vance
Government Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
36

Eaton Vance
Government Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Government Opportunities Fund (the “Fund”) and Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.
37

Eaton Vance
Government Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted the Adviser’s experience in investing in collateralized mortgage obligations and mortgage-backed securities, including seasoned mortgage-backed securities, as well as the Adviser’s process for determining the extent to which the Fund will invest in seasoned mortgage-backed securities instead of other government securities. The Board also noted the Adviser’s experience in investing in instruments other than government securities, including privately issued residential and commercial mortgage-backed securities, mortgage-related loans, asset-backed securities, non-US mortgage-related instruments and other income instruments. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its secondary benchmark index and lower than its primary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution and other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
38

Eaton Vance
Government Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
39

Eaton Vance
Government Opportunities Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
40

Eaton Vance
Government Opportunities Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees
127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
41

Eaton Vance
Government Opportunities Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
42

Eaton Vance
Government Opportunities Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
43

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
44

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
45

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
46

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Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140    10.31.23

Eaton Vance
High Income Opportunities Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
High Income Opportunities Fund

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
U.S. and global high yield bond markets got off to a strong start during the 12-month period ended October 31, 2023. At the outset, investors hoped inflation would subside and the U.S. Federal Reserve (the Fed) would ease off federal funds rate hikes to pursue a soft economic landing.
However, bond markets weakened toward the end of 2022 as the Fed indicated its long-term interest rate target was higher than investors expected. For the remainder of the period, the high yield market rose and fell as prospects for a soft landing alternately brightened and dimmed.
In the first few months of 2023, returns remained healthy, but were dampened by concerns over the failures of Silicon Valley Bank and Signature Bank, as well as the general health of regional U.S. banks. Returns softened further during the second quarter of 2023 over concerns that the U.S. Congress might not pass legislation to meet the country’s looming debt ceiling, and fears of a resurgence in inflation fueled by persistently strong consumer spending and jobs growth data.
Toward the end of the period, the high yield bond market cooled as global interest rates moved sharply higher in response to hawkish monetary policy rhetoric by the Fed and the European Central Bank.
For the period as a whole, the ICE BofA U.S. High Yield Index returned 5.82%, while the Bloomberg U.S. Aggregate Bond Index returned 0.36%.
High yield issuance totaled $157.6 billion (source: J.P. Morgan) during the period, up from $139 billion in the prior one-year period. Refinancing accounted for approximately 60% of new issuances, and acquisition financing accounted for about 20%. According to preliminary Lipper estimates, U.S. high yield retail funds experienced a net outflow of $22.8 billion during the period.
The trailing 12-month par-weighted default rate increased to 1.76%, up from 0.84% at the end of the prior one-year period.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance High Income Opportunities Fund (the Fund) returned 5.94% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA U.S. High Yield Index, (the Index), which returned 5.82%.
Security selections and allocations by sector overall contributed to performance relative to the Index during the period. Underweight exposures to the cable & satellite TV, and telecommunications sectors; and selections in the gaming sector were particularly beneficial. Selections in the banks & thrifts, diversified financial services, and utilities sectors detracted from Index-relative returns.
Security selections by credit-rating categories contributed to relative performance. Selections in BB-rated securities were particularly beneficial. An out-of-Index allocation to nonrated securities also contributed, although allocations by credit-rating quality slightly detracted overall. An underweight exposure to C-rated bonds weighed on returns relative to the Index. Security selections in B- and CCC-rated bonds also detracted from Index-relative returns during the period.
Selections by duration category contributed to Index-relative returns. Selections in securities with durations of less than 5 years were generally positive. Although allocations by duration overall enhanced relative returns, an overweight allocation to securities with durations of 0-2 years had a slightly negative impact on Index-relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Performance

Portfolio Manager(s) Kelley Gerrity, Stephen C. Concannon, CFA and Jeffrey D. Mueller
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/11/2004	08/19/1986	5.94%	3.51%	3.94%
Class A with 3.25% Maximum Sales Charge	—	—	2.54	2.81	3.59
Class C at NAV	06/08/1994	08/19/1986	5.38	2.76	3.31
Class C with 1% Maximum Deferred Sales Charge	—	—	4.38	2.76	3.31
Class I at NAV	10/01/2009	08/19/1986	6.48	3.77	4.20
Class R6 at NAV	06/30/2023	08/19/1986	6.52	3.78	4.21

ICE BofA U.S. High Yield Index	—	—	5.82%	2.88%	3.78%
ICE BofA U.S. High Yield Constrained Index	—	—	5.81	2.86	3.77
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.91%	1.66%	0.66%	0.56%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$13,855	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,509,678	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2013	$7,551,012	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Fund Profile

Credit Quality (% of total investments)[1]
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
[1]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. The breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P major rating category. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE BofA U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual*
Class A	$1,000.00	$ 993.10	$4.77**	0.95%
Class C	$1,000.00	$ 991.90	$8.48**	1.69%
Class I	$1,000.00	$ 996.90	$3.47**	0.69%
Class R6	$1,000.00	$ 991.70	$2.03**	0.60%

Hypothetical ***
(5% return per year before expenses)
Class A	$1,000.00	$1,020.42	$4.84**	0.95%
Class C	$1,000.00	$1,016.69	$8.59**	1.69%
Class I	$1,000.00	$1,021.73	$3.52**	0.69%
Class R6	$1,000.00	$1,022.18	$3.06**	0.60%
*	Class R6 had not commenced operations on April 1, 2023. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period); 123/365 for Class R6 (to reflect the period from the commencement of operations on June 30, 2023 to October 31, 2023). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023 (June 30, 2023 for Class R6).
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
***	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023 (June 30, 2023 for Class R6).
6

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in High Income Opportunities Portfolio, at value (identified cost $888,106,670)	$ 842,192,369
Receivable for Fund shares sold	6,570,382
Prepaid expenses	10,575
Total assets	$848,773,326
Liabilities
Payable for Fund shares redeemed	$ 2,749,424
Distributions payable	366,718
Payable to affiliates:
Distribution and service fees	62,732
Trustees' fees	43
Accrued expenses	435,330
Total liabilities	$ 3,614,247
Net Assets	$845,159,079
Sources of Net Assets
Paid-in capital	$ 911,811,160
Accumulated loss	(66,652,081)
Net Assets	$845,159,079
Class A Shares
Net Assets	$ 212,169,560
Shares Outstanding	54,103,631
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 3.92
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 4.05
Class C Shares
Net Assets	$ 19,685,552
Shares Outstanding	5,013,085
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 3.93
Class I Shares
Net Assets	$ 613,247,142
Shares Outstanding	156,200,707
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 3.93
Class R6 Shares
Net Assets	$ 56,825
Shares Outstanding	14,465
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 3.93
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
7
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $969)	$ 2,130,424
Interest and other income allocated from Portfolio	49,730,340
Expenses allocated from Portfolio	(4,141,692)
Total investment income from Portfolio	$47,719,072
Expenses
Distribution and service fees:
Class A	$ 510,170
Class C	233,950
Trustees’ fees and expenses	501
Custodian fee	51,224
Transfer and dividend disbursing agent fees	887,460
Legal and accounting services	56,333
Printing and postage	208,515
Registration fees	132,541
Miscellaneous	16,096
Total expenses	$ 2,096,790
Net investment income	$45,622,282
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ 5,790,642
Securities sold short	(119,236)
Foreign currency transactions	21,314
Forward foreign currency exchange contracts	(306,229)
Net realized gain	$ 5,386,491
Change in unrealized appreciation (depreciation):
Investments	$ (7,948,261)
Foreign currency	(545)
Forward foreign currency exchange contracts	(118,511)
Net change in unrealized appreciation (depreciation)	$ (8,067,317)
Net realized and unrealized loss	$ (2,680,826)
Net increase in net assets from operations	$42,941,456
8
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 45,622,282	$ 31,560,711
Net realized gain (loss)	5,386,491	(3,209,893)
Net change in unrealized appreciation (depreciation)	(8,067,317)	(91,169,363)
Net increase (decrease) in net assets from operations	$ 42,941,456	$ (62,818,545)
Distributions to shareholders:
Class A	$ (11,836,657)	$ (10,516,890)
Class C	(1,164,176)	(1,194,748)
Class I	(33,777,614)	(24,484,753)
Class R6(1)	(1,093)	—
Total distributions to shareholders	$ (46,779,540)	$ (36,196,391)
Tax return of capital to shareholders:
Class A	$ —	$ (339,864)
Class C	—	(38,238)
Class I	—	(804,758)
Total tax return of capital to shareholders	$ —	$ (1,182,860)
Transactions in shares of beneficial interest:
Class A	$ 24,012,527	$ (15,056,064)
Class C	(4,149,680)	(5,218,614)
Class I	145,523,571	60,820,323
Class R6(1)	58,314	—
Net increase in net assets from Fund share transactions	$165,444,732	$ 40,545,645
Net increase (decrease) in net assets	$161,606,648	$ (59,652,151)
Net Assets
At beginning of year	$ 683,552,431	$ 743,204,582
At end of year	$845,159,079	$683,552,431
(1)	For the period from the commencement of operations, June 30, 2023, to October 31, 2023.
9
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 3.920	$ 4.520	$ 4.210	$ 4.400	$ 4.330
Income (Loss) From Operations
Net investment income(1)	$ 0.228	$ 0.185	$ 0.196	$ 0.206	$ 0.227
Net realized and unrealized gain (loss)	0.005 (2)	(0.565)	0.340	(0.157)	0.081
Total income (loss) from operations	$ 0.233	$ (0.380)	$ 0.536	$ 0.049	$ 0.308
Less Distributions
From net investment income	$ (0.233)	$ (0.213)	$ (0.179)	$ (0.207)	$ (0.238)
Tax return of capital	—	(0.007)	(0.047)	(0.032)	—
Total distributions	$ (0.233)	$ (0.220)	$ (0.226)	$ (0.239)	$ (0.238)
Net asset value — End of year	$ 3.920	$ 3.920	$ 4.520	$ 4.210	$ 4.400
Total Return(3)	5.94%	(8.59)%	12.93%	1.26%	7.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$212,170	$188,765	$233,330	$226,927	$269,795
Ratios (as a percentage of average daily net assets):(4)
Expenses	0.95% (5)	0.91% (5)	0.90%	0.93%	0.91%
Net investment income	5.66%	4.39%	4.39%	4.87%	5.22%
Portfolio Turnover of the Portfolio	29%	19%	64%	67%	32%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
10
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 3.920	$ 4.520	$ 4.210	$ 4.400	$ 4.330
Income (Loss) From Operations
Net investment income(1)	$ 0.197	$ 0.153	$ 0.162	$ 0.174	$ 0.195
Net realized and unrealized gain (loss)	0.015 (2)	(0.566)	0.341	(0.159)	0.080
Total income (loss) from operations	$ 0.212	$ (0.413)	$ 0.503	$ 0.015	$ 0.275
Less Distributions
From net investment income	$ (0.202)	$ (0.181)	$ (0.153)	$ (0.178)	$ (0.205)
Tax return of capital	—	(0.006)	(0.040)	(0.027)	—
Total distributions	$ (0.202)	$ (0.187)	$ (0.193)	$ (0.205)	$ (0.205)
Net asset value — End of year	$ 3.930	$ 3.920	$ 4.520	$ 4.210	$ 4.400
Total Return(3)	5.38%	(9.31)%	12.09%	0.45%	6.49%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,686	$23,724	$32,926	$37,680	$55,246
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.70% (5)	1.66% (5)	1.65%	1.68%	1.67%
Net investment income	4.89%	3.62%	3.64%	4.12%	4.50%
Portfolio Turnover of the Portfolio	29%	19%	64%	67%	32%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
11
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 3.920	$ 4.520	$ 4.220	$ 4.410	$ 4.340
Income (Loss) From Operations
Net investment income(1)	$ 0.238	$ 0.196	$ 0.208	$ 0.216	$ 0.238
Net realized and unrealized gain (loss)	0.015 (2)	(0.565)	0.329	(0.156)	0.081
Total income (loss) from operations	$ 0.253	$ (0.369)	$ 0.537	$ 0.060	$ 0.319
Less Distributions
From net investment income	$ (0.243)	$ (0.224)	$ (0.188)	$ (0.217)	$ (0.249)
Tax return of capital	—	(0.007)	(0.049)	(0.033)	—
Total distributions	$ (0.243)	$ (0.231)	$ (0.237)	$ (0.250)	$ (0.249)
Net asset value — End of year	$ 3.930	$ 3.920	$ 4.520	$ 4.220	$ 4.410
Total Return(3)	6.48%	(8.36)%	12.93%	1.52%	7.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$613,247	$471,064	$476,949	$534,500	$549,842
Ratios (as a percentage of average daily net assets):(4)
Expenses	0.70% (5)	0.66% (5)	0.65%	0.68%	0.66%
Net investment income	5.91%	4.65%	4.65%	5.10%	5.47%
Portfolio Turnover of the Portfolio	29%	19%	64%	67%	32%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
12
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Financial Highlights — continued

Class R6
Period Ended October 31, 2023(1)
Net asset value — Beginning of period	$ 4.050
Income (Loss) From Operations
Net investment income(2)	$ 0.084
Net realized and unrealized loss	(0.116)
Total loss from operations	$(0.032)
Less Distributions
From net investment income	$ (0.088)
Total distributions	$(0.088)
Net asset value — End of period	$ 3.930
Total Return(3)	(0.83)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 57
Ratios (as a percentage of average daily net assets):(5)
Expenses	0.60% (6)(7)
Net investment income	6.18% (6)
Portfolio Turnover of the Portfolio	29% (8)
(1)	For the period from the commencement of operations, June 30, 2023, to October 31, 2023.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the period ended October 31, 2023).
(8)	For the year ended October 31, 2023.
13
See Notes to Financial Statements.

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (77.2% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
14

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$46,779,540	$36,196,391
Tax return of capital	$ —	$ 1,182,860
During the year ended October 31, 2023, accumulated loss was decreased by $684,728 and paid-in capital was decreased by $684,728 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (8,332,712)
Net unrealized depreciation	(57,952,651)
Distributions payable	(366,718)
Accumulated loss	$(66,652,081)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $8,332,712 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $326,900 are short-term and $8,005,812 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
Pursuant to an investment advisory agreement with Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, the Fund pays an investment adviser fee on its daily net assets that are not invested in other investment companies, and on its daily gross income that is not derived from other investment companies, for which EVM or its affiliates serve as investment adviser and receive an advisory fee at a per annum rate as follows and is payable monthly:
Total Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $500 million	0.300%	3.000%
$500 million but less than $1 billion	0.275%	2.750%
$1 billion but less than $1.5 billion	0.250%	2.500%
$1.5 billion but less than $2 billion	0.225%	2.250%
$2 billion but less than $3 billion	0.200%	2.000%
$3 billion and over	0.175%	1.750%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent that the Fund’s assets are invested in the
15

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $69,126 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $8,995 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A Fund shares for the year ended October 31, 2023 in the amount of $3,384. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $510,170 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $175,462 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $58,488 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $7,822 and $4,992 of CDSCs paid by Class A and Class C shareholders, respectively.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $290,329,396 and $177,838,991, respectively.
16

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	25,909,705	$ 104,607,632	12,855,827	$ 54,485,167
Issued to shareholders electing to receive payments of distributions in Fund shares	2,452,890	9,865,718	2,136,365	8,927,869
Redemptions	(22,445,803)	(90,460,823)	(18,460,061)	(78,469,100)
Net increase (decrease)	5,916,792	$ 24,012,527	(3,467,869)	$ (15,056,064)
Class C
Sales	1,473,897	$ 5,930,345	1,179,357	$ 4,855,528
Issued to shareholders electing to receive payments of distributions in Fund shares	273,882	1,104,020	277,417	1,162,686
Redemptions	(2,784,572)	(11,184,045)	(2,691,624)	(11,236,828)
Net decrease	(1,036,793)	$ (4,149,680)	(1,234,850)	$ (5,218,614)
Class I
Sales	96,969,296	$ 390,540,736	59,543,964	$ 249,072,640
Issued to shareholders electing to receive payments of distributions in Fund shares	7,887,486	31,778,945	5,662,096	23,620,177
Redemptions	(68,760,238)	(276,796,110)	(50,556,729)	(211,872,494)
Net increase	36,096,544	$ 145,523,571	14,649,331	$ 60,820,323
Class R6(1)
Sales	14,194	$ 57,225	—	$ —
Issued to shareholders electing to receive payments of distributions in Fund shares	272	1,092	—	—
Redemptions	(1)	(3)	—	—
Net increase	14,465	$ 58,314	—	$ —
(1)	For the period from the commencement of operations, June 30, 2023, to October 31, 2023.
17

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
18

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $303,872, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 0.68% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 99.32% of distributions from net investment income as a 163(j) interest dividend.
19

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments

Asset-Backed Securities — 1.7%
Security	Principal Amount (000's omitted)	Value
Ares LVlll CLO, Ltd., Series 2020-58A, Class ER, 12.094%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	$2,000	$ 1,822,554
Atlas Senior Loan Fund XX, Ltd., Series 2022-20A, Class B1, 8.547%, (3 mo. SOFR + 3.15%), 10/19/35(1)(2)	2,500	2,514,620
Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 12.006%, (3 mo. SOFR + 6.612%), 7/15/32(1)(2)	1,000	958,782
Benefit Street Partners CLO XXV, Ltd., Series 2021-25A, Class E, 12.506%, (3 mo. SOFR + 7.112%), 1/15/35(1)(2)	2,000	1,896,804
Canyon Capital CLO, Ltd., Series 2022-1A, Class E, 11.803%, (3 mo. SOFR + 6.40%), 4/15/35(1)(2)	2,000	1,811,636
Carlyle US CLO, Ltd., Series 2019-4A, Class DR, 11.994%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	2,000	1,772,646
Golub Capital Partners CLO 50B-R, Ltd., Series 2020-50A, Class ER, 12.516%, (3 mo. SOFR + 7.10%), 4/20/35(1)(2)	2,000	1,843,070
Madison Park Funding LIX, Ltd., Series 2021-59A, Class E, 12.257%, (3 mo. SOFR + 6.862%), 1/18/34(1)(2)	2,000	1,868,022
Madison Park Funding XXXVII, Ltd., Series 2019-37A, Class ER, 11.806%, (3 mo. SOFR + 6.412%), 7/15/33(1)(2)	1,000	970,182
Wellfleet CLO, Ltd.:
Series 2021-2A, Class E, 12.616%, (3 mo. SOFR + 7.222%), 7/15/34(1)(2)	2,000	1,657,774
Series 2021-3A, Class E, 12.756%, (3 mo. SOFR + 7.362%), 1/15/35(1)(2)	2,000	1,684,756
Total Asset-Backed Securities (identified cost $20,415,091)		$ 18,800,846

Common Stocks — 0.5%
Security	Shares	Value
Diversified Media — 0.1%
National CineMedia, Inc.(3)	214,423	$ 838,394
		$ 838,394
Energy — 0.1%
Ascent CNR Corp., Class A(3)(4)(5)	6,273,462	$ 1,380,162
		$ 1,380,162
Environmental — 0.3%
GFL Environmental, Inc.	105,500	$ 3,040,510
		$ 3,040,510
Security	Shares	Value
Gaming — 0.0%
New Cotai Participation Corp., Class B(3)(4)(5)	7	$ 0
		$ 0
Leisure — 0.0%
iFIT Health and Fitness, Inc.(3)(4)(5)	514,080	$ 0
		$ 0
Total Common Stocks (identified cost $4,989,091)		$ 5,259,066

Convertible Bonds — 0.8%
Security	Principal Amount (000's omitted)	Value
Containers — 0.3%
CryoPort, Inc., 0.75%, 12/1/26(1)	$4,643	$ 3,659,151
		$ 3,659,151
Leisure — 0.2%
Peloton Interactive, Inc., 0.00%, 2/15/26	$3,289	$ 2,442,332
		$ 2,442,332
Utility — 0.3%
NextEra Energy Partners, L.P., 2.50%, 6/15/26(1)	$3,136	$ 2,718,912
		$ 2,718,912
Total Convertible Bonds (identified cost $9,641,016)		$ 8,820,395

Corporate Bonds — 86.0%
Security	Principal Amount* (000's omitted)	Value
Aerospace — 2.9%
Bombardier, Inc.:
7.125%, 6/15/26(1)	2,033	$ 1,958,605
7.875%, 4/15/27(1)	1,357	1,307,263
BWX Technologies, Inc.:
4.125%, 6/30/28(1)	1,501	1,322,569
4.125%, 4/15/29(1)	1,016	869,853
Moog, Inc., 4.25%, 12/15/27(1)	2,796	2,492,378
Rolls-Royce PLC, 5.75%, 10/15/27(1)	4,991	4,735,510
Science Applications International Corp., 4.875%, 4/1/28(1)	3,792	3,387,722

20

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Aerospace (continued)
Spirit AeroSystems, Inc.:
4.60%, 6/15/28	1,081	$ 856,256
9.375%, 11/30/29(1)	403	414,357
TransDigm, Inc.:
4.625%, 1/15/29	1,677	1,447,871
5.50%, 11/15/27	3,914	3,647,709
6.25%, 3/15/26(1)	4,436	4,337,985
6.75%, 8/15/28(1)	3,504	3,406,706
7.50%, 3/15/27	1,705	1,704,669
		$ 31,889,453
Air Transportation — 1.0%
American Airlines, Inc., 7.25%, 2/15/28(1)	908	$ 845,368
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(1)	2,317	2,255,121
United Airlines, Inc.:
4.375%, 4/15/26(1)	1,156	1,073,473
4.625%, 4/15/29(1)	1,799	1,521,240
VistaJet Malta Finance PLC/Vista Management Holding, Inc.:
6.375%, 2/1/30(1)	5,300	3,540,201
9.50%, 6/1/28(1)	1,892	1,451,650
		$ 10,687,053
Automotive & Auto Parts — 2.7%
Ford Motor Co.:
3.25%, 2/12/32	6,249	$ 4,721,331
4.75%, 1/15/43	2,651	1,844,822
6.10%, 8/19/32	2,830	2,619,743
7.45%, 7/16/31	794	801,866
9.625%, 4/22/30	350	390,652
Ford Motor Credit Co., LLC:
2.90%, 2/16/28	568	483,774
3.37%, 11/17/23	881	880,744
3.625%, 6/17/31	2,065	1,633,519
3.815%, 11/2/27	4,294	3,832,800
4.00%, 11/13/30	1,461	1,204,620
4.125%, 8/17/27	6,184	5,621,057
4.271%, 1/9/27	752	696,569
5.584%, 3/18/24	403	401,522
Goodyear Tire & Rubber Co. (The), 5.00%, 7/15/29	1,995	1,718,758
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)	2,806	2,234,937
Wheel Pros, Inc., 6.50%, 5/15/29(1)	2,705	823,775
		$ 29,910,489
Security	Principal Amount* (000's omitted)		Value
Banking & Thrifts — 0.2%
JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(6)(7)		2,385	$ 2,227,980
			$ 2,227,980
Broadcasting — 0.6%
Audacy Capital Corp., 6.75%, 3/31/29(1)(8)		2,316	$ 39,418
Playtika Holding Corp., 4.25%, 3/15/29(1)		2,349	1,896,958
Townsquare Media, Inc., 6.875%, 2/1/26(1)		2,038	1,885,727
Univision Communications, Inc.:
4.50%, 5/1/29(1)		1,183	941,673
7.375%, 6/30/30(1)		1,804	1,590,214
			$ 6,353,990
Building Materials — 2.2%
AmeriTex HoldCo Intermediate, LLC, 10.25%, 10/15/28(1)		3,920	$ 3,711,260
Builders FirstSource, Inc.:
4.25%, 2/1/32(1)		3,014	2,402,315
5.00%, 3/1/30(1)		2,685	2,346,133
MIWD Holdco II, LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		2,234	1,775,382
PGT Innovations, Inc., 4.375%, 10/1/29(1)		3,160	2,953,020
Smyrna Ready Mix Concrete, LLC, 6.00%, 11/1/28(1)		5,000	4,627,634
Standard Industries, Inc.:
2.25%, 11/21/26(9)	EUR	2,443	2,274,736
3.375%, 1/15/31(1)		863	654,069
4.375%, 7/15/30(1)		2,932	2,398,325
5.00%, 2/15/27(1)		690	638,551
			$ 23,781,425
Cable & Satellite TV — 1.8%
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.50%, 8/15/30(1)		5,982	$ 4,804,535
4.50%, 5/1/32		2,500	1,915,755
4.75%, 3/1/30(1)		4,255	3,516,131
4.75%, 2/1/32(1)		1,825	1,426,292
5.00%, 2/1/28(1)		1,895	1,703,060
5.375%, 6/1/29(1)		868	760,923
6.375%, 9/1/29(1)		3,715	3,403,527
DISH Network Corp., 11.75%, 11/15/27(1)		2,454	2,432,871
			$ 19,963,094
Capital Goods — 1.6%
Calderys Financing, LLC, 11.25%, 6/1/28(1)		2,992	$ 3,021,920
Chart Industries, Inc., 9.50%, 1/1/31(1)		4,038	4,163,885

21

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Capital Goods (continued)
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(1)		3,255	$ 2,564,207
Emerald Debt Merger Sub, LLC, 6.625%, 12/15/30(1)		748	712,470
Madison IAQ, LLC, 5.875%, 6/30/29(1)		4,701	3,646,920
Patrick Industries, Inc.:
4.75%, 5/1/29(1)		3,142	2,556,016
7.50%, 10/15/27(1)		415	395,750
			$ 17,061,168
Chemicals — 3.1%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(1)		2,220	$ 1,502,067
Avient Corp., 7.125%, 8/1/30(1)		3,581	3,449,081
Compass Minerals International, Inc., 6.75%, 12/1/27(1)		5,435	5,124,662
Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)		2,171	1,683,682
Herens Midco S.a.r.l., 5.25%, 5/15/29(9)	EUR	3,000	1,808,025
NOVA Chemicals Corp.:
4.25%, 5/15/29(1)		2,428	1,798,057
4.875%, 6/1/24(1)		2,442	2,402,498
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		3,643	3,164,382
Olympus Water US Holding Corp., 9.75%, 11/15/28(1)		4,100	4,009,599
SNF Group SACA:
2.625%, 2/1/29(9)	EUR	2,960	2,745,278
2.625%, 2/1/29(1)	EUR	250	231,865
Valvoline, Inc., 3.625%, 6/15/31(1)		2,654	2,020,848
W.R. Grace Holdings, LLC:
4.875%, 6/15/27(1)		1,829	1,645,383
7.375%, 3/1/31(1)		2,211	2,051,565
			$ 33,636,992
Consumer Products — 1.1%
Acushnet Co., 7.375%, 10/15/28(1)		1,620	$ 1,624,512
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(1)		1,545	1,478,086
Edgewell Personal Care Co., 4.125%, 4/1/29(1)		2,936	2,459,238
Energizer Gamma Acquisition B.V., 3.50%, 6/30/29(9)	EUR	2,600	2,178,829
Spectrum Brands, Inc., 3.875%, 3/15/31(1)		1,773	1,421,006
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		3,954	2,966,206
			$ 12,127,877
Containers — 2.0%
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(9)	EUR	1,150	$ 901,138
4.00%, 9/1/29(1)		2,256	1,695,100
Security	Principal Amount* (000's omitted)	Value
Containers (continued)
Ball Corp.:
3.125%, 9/15/31	3,800	$ 2,946,704
6.875%, 3/15/28	989	987,119
Berry Global, Inc., 5.625%, 7/15/27(1)	2,026	1,936,050
Canpack S.A./Canpack US, LLC, 3.875%, 11/15/29(1)	3,826	3,008,460
Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26	2,415	2,285,797
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)	4,733	4,336,611
Sealed Air Corp./Sealed Air Corp. US, 6.125%, 2/1/28(1)	467	445,081
Trivium Packaging Finance B.V.:
5.50%, 8/15/26(1)	2,613	2,372,797
8.50%, 8/15/27(1)	1,500	1,253,883
		$ 22,168,740
Diversified Financial Services — 3.2%
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)	3,011	$ 3,027,922
Ally Financial, Inc., Series B, 4.70% to 5/15/26(6)(7)	3,182	2,075,376
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	3,714	3,282,006
Compass Group Diversified Holdings, LLC, 5.25%, 4/15/29(1)	3,332	2,848,787
GTCR W-2 Merger Sub, LLC, 7.50%, 1/15/31(1)	2,784	2,751,288
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(1)	3,591	3,064,108
Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(1)	3,288	2,874,820
Macquarie Airfinance Holdings, Ltd., 8.125%, 3/30/29(1)	1,695	1,671,278
MSCI, Inc.:
3.625%, 9/1/30(1)	867	718,422
3.875%, 2/15/31(1)	2,176	1,798,208
Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(1)	2,769	2,526,159
PRA Group, Inc., 7.375%, 9/1/25(1)	1,906	1,784,064
PROG Holdings, Inc., 6.00%, 11/15/29(1)	1,660	1,408,809
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.:
2.875%, 10/15/26(1)	2,036	1,774,801
3.625%, 3/1/29(1)	3,127	2,545,388
4.00%, 10/15/33(1)	425	312,872
		$ 34,464,308
Diversified Media — 1.7%
Arches Buyer, Inc.:
4.25%, 6/1/28(1)	1,226	$ 1,016,757
6.125%, 12/1/28(1)	4,809	3,889,111

22

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Diversified Media (continued)
Cars.com, Inc., 6.375%, 11/1/28(1)	3,521	$ 3,137,616
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)	4,167	3,189,923
Match Group Holdings II, LLC, 3.625%, 10/1/31(1)	4,396	3,377,842
Stagwell Global, LLC, 5.625%, 8/15/29(1)	2,447	2,025,235
Urban One, Inc., 7.375%, 2/1/28(1)	2,139	1,760,751
		$ 18,397,235
Energy — 9.5%
Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)	3,039	$ 3,021,283
Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:
5.75%, 3/1/27(1)	3,242	3,101,711
7.875%, 5/15/26(1)	1,283	1,293,345
Callon Petroleum Co.:
7.50%, 6/15/30(1)	1,157	1,121,884
8.00%, 8/1/28(1)	3,002	2,969,943
Cheniere Energy Partners, L.P.:
4.00%, 3/1/31	2,552	2,139,217
4.50%, 10/1/29	1,896	1,699,134
Chord Energy Corp., 6.375%, 6/1/26(1)	1,560	1,533,082
Civitas Resources, Inc., 8.625%, 11/1/30(1)	971	989,338
CrownRock, L.P./CrownRock Finance, Inc., 5.00%, 5/1/29(1)	2,637	2,489,592
CVR Energy, Inc., 5.75%, 2/15/28(1)	4,038	3,631,797
DT Midstream, Inc., 4.125%, 6/15/29(1)	2,690	2,315,455
Energy Transfer, L.P., 5.00%, 5/15/50	2,087	1,566,217
EQM Midstream Partners, L.P.:
4.50%, 1/15/29(1)	2,111	1,853,344
4.75%, 1/15/31(1)	2,377	2,004,055
6.00%, 7/1/25(1)	410	401,348
6.50%, 7/1/27(1)	1,121	1,090,704
7.50%, 6/1/30(1)	1,881	1,847,501
Kinetik Holdings, L.P., 5.875%, 6/15/30(1)	4,659	4,279,429
Nabors Industries, Ltd., 7.50%, 1/15/28(1)	1,118	988,424
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	5,066	5,020,019
New Fortress Energy, Inc., 6.50%, 9/30/26(1)	3,895	3,492,361
Occidental Petroleum Corp.:
8.50%, 7/15/27	3,859	4,115,180
8.875%, 7/15/30	3,417	3,797,620
Parkland Corp.:
4.50%, 10/1/29(1)	2,371	2,041,621
4.625%, 5/1/30(1)	2,389	2,039,238
Security	Principal Amount* (000's omitted)	Value
Energy (continued)
Permian Resources Operating, LLC:
5.875%, 7/1/29(1)	4,333	$ 4,036,844
7.00%, 1/15/32(1)	2,551	2,475,383
7.75%, 2/15/26(1)	1,675	1,675,306
Plains All American Pipeline, L.P., Series B, 9.736%, (3 mo. SOFR + 4.372%)(2)(6)	4,050	3,826,088
Precision Drilling Corp.:
6.875%, 1/15/29(1)	1,307	1,211,436
7.125%, 1/15/26(1)	1,095	1,079,966
Seadrill Finance, Ltd., 8.375%, 8/1/30(1)	1,026	1,027,447
Southwestern Energy Co.:
4.75%, 2/1/32	2,583	2,223,853
5.375%, 2/1/29(9)	2,500	1,864,575
Sunoco, L.P./Sunoco Finance Corp., 4.50%, 4/30/30	2,000	1,710,338
Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)	2,921	2,494,432
Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)	1,162	1,139,584
Transocean, Inc., 8.75%, 2/15/30(1)	1,275	1,272,223
Venture Global Calcasieu Pass, LLC:
3.875%, 11/1/33(1)	1,117	845,254
4.125%, 8/15/31(1)	1,449	1,166,491
Venture Global LNG, Inc.:
8.125%, 6/1/28(1)	2,233	2,169,552
8.375%, 6/1/31(1)	3,572	3,411,260
9.50%, 2/1/29(1)	2,297	2,335,050
9.875%, 2/1/32(1)	2,312	2,345,787
Vital Energy, Inc., 9.75%, 10/15/30	2,151	2,110,102
Weatherford International, Ltd., 8.625%, 4/30/30(1)	2,338	2,364,662
Western Midstream Operating, L.P.:
4.50%, 3/1/28	224	207,075
4.75%, 8/15/28	224	208,591
		$ 104,044,141
Entertainment & Film — 0.3%
Cinemark USA, Inc.:
5.25%, 7/15/28(1)	3,166	$ 2,737,220
5.875%, 3/15/26(1)	588	558,925
8.75%, 5/1/25(1)	247	249,846
		$ 3,545,991
Environmental — 1.7%
Clean Harbors, Inc.:
4.875%, 7/15/27(1)	1,029	$ 960,356
5.125%, 7/15/29(1)	1,117	1,005,909
6.375%, 2/1/31(1)	585	556,734

23

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Environmental (continued)
Covanta Holding Corp.:
4.875%, 12/1/29(1)	5,189	$ 4,055,411
5.00%, 9/1/30	804	623,652
GFL Environmental, Inc.:
3.50%, 9/1/28(1)	5,074	4,350,400
3.75%, 8/1/25(1)	669	633,491
4.75%, 6/15/29(1)	7,293	6,391,674
		$ 18,577,627
Food & Drug Retail — 0.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
4.875%, 2/15/30(1)	2,492	$ 2,227,687
5.875%, 2/15/28(1)	1,807	1,732,685
Arko Corp., 5.125%, 11/15/29(1)	4,001	3,248,332
Ingles Markets, Inc., 4.00%, 6/15/31(1)	3,410	2,715,110
		$ 9,923,814
Food, Beverage & Tobacco — 2.3%
BellRing Brands, Inc., 7.00%, 3/15/30(1)	3,553	$ 3,454,511
Chobani, LLC/Chobani Finance Corp., Inc.:
4.625%, 11/15/28(1)	1,650	1,428,152
7.50%, 4/15/25(1)	3,194	3,140,465
Darling Ingredients, Inc., 6.00%, 6/15/30(1)	3,482	3,270,118
Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	2,154	2,029,046
Performance Food Group, Inc.:
4.25%, 8/1/29(1)	4,485	3,789,042
5.50%, 10/15/27(1)	1,504	1,407,931
6.875%, 5/1/25(1)	890	886,409
Pilgrim's Pride Corp., 3.50%, 3/1/32	3,553	2,711,081
US Foods, Inc., 4.75%, 2/15/29(1)	3,511	3,100,572
		$ 25,217,327
Gaming — 3.0%
Allwyn Entertainment Financing UK PLC, 7.875%, 4/30/29(1)	3,554	$ 3,521,872
Caesars Entertainment, Inc.:
4.625%, 10/15/29(1)	784	645,108
6.25%, 7/1/25(1)	4,206	4,141,574
7.00%, 2/15/30(1)	1,535	1,482,838
8.125%, 7/1/27(1)	2,617	2,595,224
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)	3,852	3,445,401
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	1,303	1,096,364
Security	Principal Amount* (000's omitted)		Value
Gaming (continued)
International Game Technology PLC:
4.125%, 4/15/26(1)		1,237	$ 1,165,155
6.25%, 1/15/27(1)		1,848	1,802,727
6.50%, 2/15/25(1)		1,009	1,003,161
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)		3,759	3,198,420
Light & Wonder International, Inc., 7.00%, 5/15/28(1)		2,834	2,765,243
MGM Resorts International:
4.75%, 10/15/28		2,206	1,926,938
5.50%, 4/15/27		779	727,494
Raptor Acquisition Corp./Raptor Co.-Issuer, LLC, 4.875%, 11/1/26(1)		3,500	3,260,302
			$ 32,777,821
Healthcare — 8.9%
AHP Health Partners, Inc., 5.75%, 7/15/29(1)		1,193	$ 979,382
athenahealth Group, Inc., 6.50%, 2/15/30(1)		3,988	3,262,467
Avantor Funding, Inc., 3.875%, 7/15/28(9)	EUR	4,400	4,265,731
Bausch & Lomb Escrow Corp., 8.375%, 10/1/28(1)		2,780	2,764,710
Catalent Pharma Solutions, Inc., 3.50%, 4/1/30(1)		3,895	3,061,353
Centene Corp.:
3.00%, 10/15/30		2,015	1,596,460
3.375%, 2/15/30		2,589	2,143,043
4.625%, 12/15/29		507	453,329
Encompass Health Corp.:
4.625%, 4/1/31		2,543	2,119,772
4.75%, 2/1/30		1,044	903,315
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)(8)		1,153	775,393
Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)(8)		2,774	1,833,767
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)		3,977	3,842,776
Grifols Escrow Issuer S.A., 4.75%, 10/15/28(1)		4,906	4,125,259
HealthEquity, Inc., 4.50%, 10/1/29(1)		5,695	4,885,452
Heartland Dental, LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(1)		6,200	5,966,756
IQVIA, Inc.:
2.25%, 3/15/29(9)	EUR	1,816	1,618,694
5.00%, 5/15/27(1)		1,329	1,251,684
6.50%, 5/15/30(1)		1,662	1,614,218
Jazz Securities DAC, 4.375%, 1/15/29(1)		1,910	1,662,719
Legacy LifePoint Health, LLC, 4.375%, 2/15/27(1)		587	485,936
LifePoint Health, Inc.:
5.375%, 1/15/29(1)		4,397	2,668,246
9.875%, 8/15/30(1)		1,665	1,506,825
Medline Borrower, L.P., 5.25%, 10/1/29(1)		7,014	5,977,378

24

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Healthcare (continued)
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)	1,586	$ 1,157,463
ModivCare, Inc., 5.875%, 11/15/25(1)	2,104	1,990,510
Molina Healthcare, Inc.:
3.875%, 11/15/30(1)	2,889	2,359,720
3.875%, 5/15/32(1)	2,207	1,736,808
Option Care Health, Inc., 4.375%, 10/31/29(1)	4,735	3,962,615
P&L Development, LLC/PLD Finance Corp., 7.75%, 11/15/25(1)	3,054	2,054,288
Perrigo Finance Unlimited Co.:
4.65%, 6/15/30	4,350	3,637,505
4.90%, 12/15/44	1,242	849,731
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)	1,328	1,243,022
Team Health Holdings, Inc., 6.375%, 2/1/25(1)	3,962	3,143,728
Tenet Healthcare Corp.:
4.375%, 1/15/30	272	230,322
5.125%, 11/1/27	2,855	2,638,269
6.125%, 10/1/28	3,985	3,699,594
6.875%, 11/15/31	1,683	1,553,580
US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)	5,799	4,939,265
Varex Imaging Corp., 7.875%, 10/15/27(1)	2,282	2,239,336
		$ 97,200,421
Homebuilders & Real Estate — 3.4%
Ashton Woods USA, LLC/Ashton Woods Finance Co.:
4.625%, 8/1/29(1)	1,516	$ 1,228,181
4.625%, 4/1/30(1)	780	604,717
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)	1,227	1,161,392
CTR Partnership, L.P./CareTrust Capital Corp., 3.875%, 6/30/28(1)	3,770	3,171,665
Cushman & Wakefield US Borrower, LLC, 8.875%, 9/1/31(1)	1,762	1,672,217
Dycom Industries, Inc., 4.50%, 4/15/29(1)	1,923	1,661,626
Greystar Real Estate Partners, LLC, 7.75%, 9/1/30(1)	3,748	3,687,339
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	2,442	2,152,216
3.75%, 9/15/30(1)	3,492	2,510,515
KB Home:
4.00%, 6/15/31	162	126,697
4.80%, 11/15/29	1,044	905,780
M/I Homes, Inc., 4.95%, 2/1/28	1,537	1,376,129
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	585	581,081
National Health Investors, Inc., 3.00%, 2/1/31	3,117	2,248,943
Security	Principal Amount* (000's omitted)	Value
Homebuilders & Real Estate (continued)
Outfront Media Capital, LLC/Outfront Media Capital Corp.:
4.625%, 3/15/30(1)	1,687	$ 1,355,445
6.25%, 6/15/25(1)	2,319	2,289,340
TopBuild Corp., 4.125%, 2/15/32(1)	2,753	2,181,546
VICI Properties, L.P./VICI Note Co., Inc.:
3.75%, 2/15/27(1)	543	489,107
4.125%, 8/15/30(1)	1,859	1,535,357
4.625%, 12/1/29(1)	4,004	3,467,145
5.625%, 5/1/24(1)	2,505	2,490,218
		$ 36,896,656
Hotels — 0.2%
Resorts World Las Vegas, LLC/RWLV Capital, Inc.:
4.625%, 4/16/29(9)	500	$ 384,525
4.625%, 4/6/31(9)	1,000	706,095
8.45%, 7/27/30(1)	1,300	1,199,924
		$ 2,290,544
Insurance — 1.3%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)	4,758	$ 4,349,430
AmWINS Group, Inc., 4.875%, 6/30/29(1)	2,466	2,113,972
BroadStreet Partners, Inc., 5.875%, 4/15/29(1)	4,700	4,101,887
Jones DesLauriers Insurance Management, Inc., 10.50%, 12/15/30(1)	3,252	3,230,675
		$ 13,795,964
Leisure — 3.4%
Boyne USA, Inc., 4.75%, 5/15/29(1)	3,617	$ 3,152,602
Carnival Corp., 5.75%, 3/1/27(1)	3,536	3,159,547
Life Time, Inc.:
5.75%, 1/15/26(1)	1,452	1,407,515
8.00%, 4/15/26(1)	3,220	3,142,173
Lindblad Expeditions Holdings, Inc., 9.00%, 5/15/28(1)	1,430	1,376,813
Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)	764	696,905
NCL Corp., Ltd.:
3.625%, 12/15/24(1)	842	797,139
5.875%, 3/15/26(1)	2,292	2,059,110
5.875%, 2/15/27(1)	946	871,714
7.75%, 2/15/29(1)	1,792	1,565,446
NCL Finance, Ltd., 6.125%, 3/15/28(1)	1,732	1,449,826
Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27(1)	3,713	4,030,610
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)	4,227	3,686,367

25

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Leisure (continued)
Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)	2,674	$ 2,389,313
Viking Cruises, Ltd.:
5.875%, 9/15/27(1)	4,354	3,926,459
6.25%, 5/15/25(1)	1,820	1,780,155
7.00%, 2/15/29(1)	753	682,101
Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)	521	462,304
		$ 36,636,099
Metals & Mining — 1.8%
Eldorado Gold Corp., 6.25%, 9/1/29(1)	2,968	$ 2,548,650
First Quantum Minerals, Ltd.:
6.875%, 3/1/26(1)	1,448	1,274,240
7.50%, 4/1/25(1)	1,695	1,592,519
Freeport-McMoRan, Inc., 5.45%, 3/15/43	2,400	1,977,912
Hudbay Minerals, Inc.:
4.50%, 4/1/26(1)	2,459	2,291,172
6.125%, 4/1/29(1)	2,069	1,853,943
New Gold, Inc., 7.50%, 7/15/27(1)	983	923,337
Novelis Corp.:
3.25%, 11/15/26(1)	1,755	1,564,200
4.75%, 1/30/30(1)	2,548	2,164,639
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)	3,847	3,267,103
		$ 19,457,715
Paper — 0.3%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)	4,583	$ 3,224,576
		$ 3,224,576
Publishing & Printing — 0.6%
LABL, Inc.:
5.875%, 11/1/28(1)	767	$ 650,509
8.25%, 11/1/29(1)	2,037	1,516,292
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(1)	1,405	1,185,679
8.00%, 8/1/29(1)	3,566	2,943,020
		$ 6,295,500
Railroad — 0.4%
Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(1)	4,400	$ 4,104,295
		$ 4,104,295
Security	Principal Amount* (000's omitted)	Value
Restaurant — 1.5%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:
3.875%, 1/15/28(1)	1,761	$ 1,573,749
4.00%, 10/15/30(1)	4,616	3,785,015
5.75%, 4/15/25(1)	581	576,800
Dave & Buster's, Inc., 7.625%, 11/1/25(1)	4,883	4,851,309
IRB Holding Corp., 7.00%, 6/15/25(1)	2,978	2,958,477
Yum! Brands, Inc., 3.625%, 3/15/31	2,452	1,993,690
		$ 15,739,040
Services — 6.4%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	3,652	$ 3,329,600
Allied Universal Holdco, LLC/Allied Universal Finance Corp.:
6.625%, 7/15/26(1)	2,712	2,542,025
9.75%, 7/15/27(1)	2,000	1,739,532
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:
4.625%, 6/1/28(1)	1,076	877,852
4.625%, 6/1/28(1)	1,231	1,008,133
APi Group DE, Inc., 4.75%, 10/15/29(1)	4,407	3,778,259
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	5,653	5,190,330
Clarivate Science Holdings Corp., 4.875%, 7/1/29(1)	4,889	4,129,494
Gartner, Inc.:
3.625%, 6/15/29(1)	605	511,541
3.75%, 10/1/30(1)	2,100	1,741,288
4.50%, 7/1/28(1)	1,449	1,305,880
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	5,546	5,344,237
Hertz Corp. (The):
4.625%, 12/1/26(1)	372	311,951
5.00%, 12/1/29(1)	2,980	2,143,139
Imola Merger Corp., 4.75%, 5/15/29(1)	4,502	3,928,707
Korn Ferry, 4.625%, 12/15/27(1)	4,099	3,732,609
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	2,776	2,383,154
Ritchie Bros Holdings, Inc.:
6.75%, 3/15/28(1)	1,082	1,061,689
7.75%, 3/15/31(1)	1,945	1,952,294
SRS Distribution, Inc.:
6.00%, 12/1/29(1)	1,481	1,234,517
6.125%, 7/1/29(1)	2,668	2,236,891
Summer (BC) Bidco B, LLC, 5.50%, 10/31/26(1)	2,854	2,487,846
VT Topco, Inc., 8.50%, 8/15/30(1)	3,907	3,815,361
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	4,401	4,074,930
WESCO Distribution, Inc., 7.25%, 6/15/28(1)	1,743	1,733,797
White Cap Buyer, LLC, 6.875%, 10/15/28(1)	2,393	2,090,848

26

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Services (continued)
White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(10)	1,481	$ 1,391,305
Windsor Holdings III, LLC, 8.50%, 6/15/30(1)	4,082	3,978,793
		$ 70,056,002
Steel — 0.8%
Allegheny Ludlum, LLC, 6.95%, 12/15/25	2,155	$ 2,148,276
ATI, Inc., 5.875%, 12/1/27	86	79,884
Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)	1,292	1,277,646
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	3,792	3,774,451
TMS International Corp., 6.25%, 4/15/29(1)	2,204	1,741,154
		$ 9,021,411
Super Retail — 3.7%
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(1)	839	$ 710,769
4.75%, 3/1/30	743	631,460
5.00%, 2/15/32(1)	2,334	1,895,455
Bath & Body Works, Inc.:
6.75%, 7/1/36	694	599,319
6.875%, 11/1/35	2,146	1,895,920
6.95%, 3/1/33	1,621	1,403,345
7.60%, 7/15/37	198	168,084
9.375%, 7/1/25(1)	289	297,922
Evergreen AcqCo 1, L.P./TVI, Inc., 9.75%, 4/26/28(1)	4,308	4,350,972
Group 1 Automotive, Inc., 4.00%, 8/15/28(1)	1,497	1,290,141
Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)	2,048	1,733,897
Kohl's Corp., 4.625%, 5/1/31	1,685	1,154,057
LCM Investments Holdings II, LLC:
4.875%, 5/1/29(1)	2,840	2,382,980
8.25%, 8/1/31(1)	529	503,715
Lithia Motors, Inc.:
3.875%, 6/1/29(1)	905	749,697
4.375%, 1/15/31(1)	3,144	2,548,839
Macy's Retail Holdings, LLC, 5.875%, 4/1/29(1)	1,169	1,031,789
Metis Merger Sub, LLC, 6.50%, 5/15/29(1)	5,932	4,853,453
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/28(1)	2,225	1,971,258
7.75%, 2/15/29(1)	3,088	2,845,923
Sonic Automotive, Inc.:
4.625%, 11/15/29(1)	1,961	1,635,071
4.875%, 11/15/31(1)	1,634	1,303,306
Security	Principal Amount* (000's omitted)		Value
Super Retail (continued)
William Carter Co. (The), 5.625%, 3/15/27(1)		1,510	$ 1,432,283
Wolverine World Wide, Inc., 4.00%, 8/15/29(1)		3,600	2,688,038
			$ 40,077,693
Technology — 5.0%
Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)		2,048	$ 1,827,840
Booz Allen Hamilton, Inc.:
3.875%, 9/1/28(1)		2,659	2,378,941
4.00%, 7/1/29(1)		1,006	888,937
Central Parent, LLC/CDK Global II, LLC/CDK Financing Co., Inc., 8.00%, 6/15/29(1)		2,168	2,143,605
Ciena Corp., 4.00%, 1/31/30(1)		1,543	1,287,425
Clarios Global, L.P., 6.75%, 5/15/25(1)		653	648,444
Clarios Global, L.P./Clarios US Finance Co.:
4.375%, 5/15/26(9)	EUR	2,958	3,002,854
8.50%, 5/15/27(1)		3,369	3,323,349
Cloud Software Group, Inc.:
6.50%, 3/31/29(1)		1,976	1,736,722
9.00%, 9/30/29(1)		4,217	3,595,014
Coherent Corp., 5.00%, 12/15/29(1)		3,540	3,008,734
Fair Isaac Corp., 4.00%, 6/15/28(1)		2,227	1,985,633
McAfee Corp., 7.375%, 2/15/30(1)		3,642	2,916,771
NCR Voyix Corp.:
5.125%, 4/15/29(1)		1,782	1,534,287
5.25%, 10/1/30(1)		1,566	1,298,623
ON Semiconductor Corp., 3.875%, 9/1/28(1)		3,132	2,694,037
Open Text Corp., 3.875%, 2/15/28(1)		1,596	1,388,935
Open Text Holdings, Inc., 4.125%, 2/15/30(1)		1,481	1,229,014
Presidio Holdings, Inc.:
4.875%, 2/1/27(1)		412	377,998
8.25%, 2/1/28(1)		4,481	4,244,844
Seagate HDD Cayman:
4.091%, 6/1/29		803	693,151
9.625%, 12/1/32(1)		2,132	2,275,182
Sensata Technologies B.V., 5.00%, 10/1/25(1)		842	819,572
Sensata Technologies, Inc., 3.75%, 2/15/31(1)		3,219	2,580,679
SS&C Technologies, Inc., 5.50%, 9/30/27(1)		961	902,641
Viavi Solutions, Inc., 3.75%, 10/1/29(1)		2,295	1,788,971
VM Consolidated, Inc., 5.50%, 4/15/29(1)		4,657	4,128,593
			$ 54,700,796
Telecommunications — 2.6%
Altice Financing S.A., 5.00%, 1/15/28(1)		1,945	$ 1,583,389
Altice France S.A.:
5.125%, 7/15/29(1)		1,060	726,467

27

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Telecommunications (continued)
Altice France S.A.: (continued)
5.50%, 1/15/28(1)		1,052	$ 782,648
8.125%, 2/1/27(1)		3,263	2,754,299
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		5,756	5,371,995
Iliad Holding SASU:
6.50%, 10/15/26(1)		2,687	2,513,290
7.00%, 10/15/28(1)		1,592	1,441,966
LCPR Senior Secured Financing DAC:
5.125%, 7/15/29(1)		2,163	1,687,184
6.75%, 10/15/27(1)		425	385,058
Level 3 Financing, Inc., 4.25%, 7/1/28(1)		2,084	1,180,384
Sprint Capital Corp., 6.875%, 11/15/28		1,985	2,038,617
Sprint, LLC, 7.625%, 2/15/25		1,145	1,162,205
Viasat, Inc., 5.625%, 4/15/27(1)		888	776,032
Virgin Media Finance PLC, 5.00%, 7/15/30(1)		1,029	810,002
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(9)	GBP	1,106	1,130,555
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		2,420	2,056,687
Ziggo B.V., 4.875%, 1/15/30(1)		2,756	2,203,583
			$ 28,604,361
Transport Excluding Air & Rail — 0.2%
Seaspan Corp., 5.50%, 8/1/29(1)		3,386	$ 2,601,057
			$ 2,601,057
Utility — 3.7%
Calpine Corp.:
4.50%, 2/15/28(1)		1,810	$ 1,633,758
4.625%, 2/1/29(1)		2,060	1,741,601
5.00%, 2/1/31(1)		420	339,185
5.125%, 3/15/28(1)		3,554	3,183,964
Ferrellgas, L.P./Ferrellgas Finance Corp., 5.875%, 4/1/29(1)		4,428	3,911,447
FirstEnergy Corp.:
2.65%, 3/1/30		750	605,687
Series B, 4.15%, 7/15/27		2,275	2,107,620
Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(1)		2,400	1,962,915
NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(1)		1,628	1,459,266
NRG Energy, Inc.:
3.375%, 2/15/29(1)		970	790,620
3.625%, 2/15/31(1)		1,617	1,222,253
Security	Principal Amount* (000's omitted)	Value
Utility (continued)
NRG Energy, Inc.: (continued)
3.875%, 2/15/32(1)	3,164	$ 2,356,073
5.25%, 6/15/29(1)	3,247	2,868,434
10.25% to 3/15/28(1)(6)(7)	2,762	2,669,272
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	1,596	1,392,801
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(1)	2,345	1,944,823
TerraForm Power Operating, LLC, 5.00%, 1/31/28(1)	2,981	2,733,890
TransAlta Corp., 7.75%, 11/15/29	3,684	3,669,348
Vistra Operations Co., LLC:
4.375%, 5/1/29(1)	2,094	1,780,968
5.00%, 7/31/27(1)	2,344	2,146,392
		$ 40,520,317
Total Corporate Bonds (identified cost $1,040,839,756)		$ 937,978,972

Preferred Stocks — 0.3%
Security	Shares	Value
Services — 0.3%
WESCO International, Inc., Series A, 10.625% to 6/22/25(7)	147,488	$ 3,932,030
Total Preferred Stocks (identified cost $4,129,729)		$ 3,932,030

Senior Floating-Rate Loans — 5.2%(11)
Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace — 0.2%
TransDigm, Inc., Term Loan, 8.64%, (SOFR + 3.25%), 8/24/28	$1,696	$ 1,695,414
		$ 1,695,414
Air Transportation — 0.6%
Air Canada, Term Loan, 9.128%, (SOFR + 3.50%), 8/11/28	$2,669	$ 2,668,183
Mileage Plus Holdings, LLC, Term Loan, 10.798%, (SOFR + 5.25%), 6/21/27	3,258	3,360,784
		$ 6,028,967

28

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Broadcasting — 0.1%
ABG Intermediate Holdings 2, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/21/28	$1,253	$ 1,251,540
		$ 1,251,540
Capital Goods — 0.3%
DexKo Global, Inc., Term Loan, 9.64%, (SOFR + 4.25%), 10/4/28	$1,501	$ 1,453,625
EMRLD Borrower, L.P., Term Loan, 8.38%, (SOFR + 3.00%), 5/31/30	1,631	1,629,761
		$ 3,083,386
Gaming — 0.6%
Peninsula Pacific Entertainment, LLC, Term Loan, 13.00%, 12/24/29(12)	$2,351	$ 2,351,333
Spectacle Gary Holdings, LLC, Term Loan, 9.674%, (SOFR + 4.25%), 12/10/28	4,255	4,158,048
		$ 6,509,381
Healthcare — 1.1%
athenahealth Group, Inc., Term Loan, 8.577%, (SOFR + 3.25%), 2/15/29	$1,772	$ 1,717,384
Jazz Financing Lux S.a.r.l., Term Loan, 8.939%, (SOFR + 3.50%), 5/5/28	2,599	2,601,949
Pearl Intermediate Parent, LLC, Term Loan - Second Lien, 11.674%, (SOFR + 6.25%), 2/13/26	819	818,318
Pluto Acquisition I, Inc., Term Loan, 9.684%, (SOFR + 4.00%), 6/22/26	4,178	3,551,048
Verscend Holding Corp., Term Loan, 9.439%, (SOFR + 4.00%), 8/27/25	3,706	3,708,336
		$ 12,397,035
Leisure — 0.2%
Peloton Interactive, Inc., Term Loan, 12.263%, (SOFR + 6.50%), 5/25/27	$2,061	$ 2,073,278
		$ 2,073,278
Restaurant — 0.5%
IRB Holding Corp., Term Loan, 8.424%, (SOFR + 3.00%), 12/15/27	$5,221	$ 5,171,762
		$ 5,171,762
Services — 0.6%
AlixPartners, LLP, Term Loan, 8.189%, (SOFR + 2.75%), 2/4/28	$5,614	$ 5,614,164
Borrower/Description	Principal Amount (000's omitted)	Value
Services (continued)
Spin Holdco, Inc., Term Loan, 9.664%, (SOFR + 4.00%), 3/4/28	$1,676	$ 1,440,540
		$ 7,054,704
Super Retail — 0.6%
Mavis Tire Express Services Corp., Term Loan, 9.439%, (SOFR + 4.00%), 5/4/28	$2,365	$ 2,333,912
Michaels Companies, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 4/15/28	1,856	1,555,657
PetSmart, Inc., Term Loan, 9.174%, (SOFR + 3.75%), 2/11/28	2,323	2,299,569
		$ 6,189,138
Technology — 0.4%
Clarios Global, L.P., Term Loan, 9.074%, (SOFR + 3.75%), 5/6/30	$1,878	$ 1,877,414
Riverbed Technology, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 7/1/28	500	326,736
Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.652%, (SOFR + 7.00%), 2/28/25	2,764	2,634,429
		$ 4,838,579
Total Senior Floating-Rate Loans (identified cost $57,061,054)		$ 56,293,184

Miscellaneous — 0.4%
Security	Principal Amount/ Shares	Value
Cable & Satellite TV — 0.0%
ACC Claims Holdings, LLC(4)	8,415,190	$ 0
		$ 0
Diversified Media — 0.0%
National CineMedia, Inc., Escrow Certificates(3)(4)	$1,660,000	$ 0
		$ 0
Gaming — 0.4%
PGP Investors, LLC, Membership Interests(3)(4)(5)	15,849	$ 4,402,942
		$ 4,402,942

29

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount/ Shares	Value
Services — 0.0%(13)
Hertz Corp., Escrow Certificates(3)	$502,000	$ 45,180
		$ 45,180
Total Miscellaneous (identified cost $0)		$ 4,448,122

Short-Term Investments — 3.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(14)	37,843,239	$ 37,843,239
Total Short-Term Investments (identified cost $37,843,239)		$ 37,843,239
Total Investments — 98.4% (identified cost $1,174,918,976)		$1,073,375,854
Other Assets, Less Liabilities — 1.6%		$ 17,449,823
Net Assets — 100.0%		$1,090,825,677
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $816,345,128 or 74.8% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(3)	Non-income producing security.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).
(5)	Restricted security.
(6)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Issuer is in default with respect to interest and/or principal payments.
(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $22,881,035 or 2.1% of the Portfolio's net assets.
(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(11)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(12)	Fixed-rate loan.
(13)	Amount is less than 0.05%.
(14)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	9,090,545	EUR	8,549,684	State Street Bank and Trust Company	1/31/24	$ 5,421	$ —
USD	10,267,930	EUR	9,665,938	State Street Bank and Trust Company	1/31/24	—	(3,355)
USD	1,136,684	GBP	934,777	State Street Bank and Trust Company	1/31/24	—	(318)
						$5,421	$(3,673)
30

High Income Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Abbreviations:
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
31

High Income Opportunities Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $1,137,075,737)	$ 1,035,532,615
Affiliated investments, at value (identified cost $37,843,239)	37,843,239
Cash	166,789
Foreign currency, at value (identified cost $1,637)	1,639
Interest receivable	16,637,591
Dividends receivable from affiliated investments	180,866
Receivable for investments sold	2,906,492
Receivable for open forward foreign currency exchange contracts	5,421
Trustees' deferred compensation plan	194,037
Total assets	$1,093,468,689
Liabilities
Payable for investments purchased	$ 1,736,977
Payable for open forward foreign currency exchange contracts	3,673
Payable to affiliates:
Investment adviser fee	449,401
Trustees' fees	5,865
Trustees' deferred compensation plan	194,037
Accrued expenses	253,059
Total liabilities	$ 2,643,012
Net Assets applicable to investors' interest in Portfolio	$1,090,825,677
32
See Notes to Financial Statements.

High Income Opportunities Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $1,345)	$ 867,132
Dividend income from affiliated investments	2,059,660
Interest and other income	67,898,902
Total investment income	$ 70,825,694
Expenses
Investment adviser fee	$ 5,153,891
Trustees’ fees and expenses	68,398
Custodian fee	279,789
Legal and accounting services	132,226
Interest expense on securities sold short	43,196
Miscellaneous	40,164
Total expenses	$ 5,717,664
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 66,281
Total expense reductions	$ 66,281
Net expenses	$ 5,651,383
Net investment income	$ 65,174,311
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 11,290,872
Securities sold short	(232,492)
Foreign currency transactions	35,530
Forward foreign currency exchange contracts	(528,593)
Net realized gain	$ 10,565,317
Change in unrealized appreciation (depreciation):
Investments	$ (10,228,619)
Foreign currency	1,418
Forward foreign currency exchange contracts	(198,181)
Net change in unrealized appreciation (depreciation)	$(10,425,382)
Net realized and unrealized gain	$ 139,935
Net increase in net assets from operations	$ 65,314,246
33
See Notes to Financial Statements.

High Income Opportunities Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 65,174,311	$ 51,594,657
Net realized gain (loss)	10,565,317	(5,282,108)
Net change in unrealized appreciation (depreciation)	(10,425,382)	(141,360,652)
Net increase (decrease) in net assets from operations	$ 65,314,246	$ (95,048,103)
Capital transactions:
Contributions	$ 295,215,386	$ 343,450,718
Withdrawals	(289,977,325)	(228,224,245)
Net increase in net assets from capital transactions	$ 5,238,061	$ 115,226,473
Net increase in net assets	$ 70,552,307	$ 20,178,370
Net Assets
At beginning of year	$ 1,020,273,370	$ 1,000,095,000
At end of year	$1,090,825,677	$1,020,273,370
34
See Notes to Financial Statements.

High Income Opportunities Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.53% (1)	0.49% (1)	0.49%	0.51%	0.50%
Net investment income	6.07%	4.82%	4.78%	5.26%	5.61%
Portfolio Turnover	29%	19%	64%	67%	32%
Total Return	6.66%	(8.20)%	13.11%	1.69%	7.74%
Net assets, end of year (000’s omitted)	$1,090,826	$1,020,273	$1,000,095	$949,751	$1,088,999
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
35

High Income Opportunities Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance High Income Opportunities Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 77.2% and 13.9%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities,
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quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
I  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
J  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such
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borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is based upon a percentage of total daily net assets plus a percentage of total daily gross income as follows and is payable monthly:
Total Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $500 million	0.300%	3.000%
$500 million but less than $1 billion	0.275%	2.750%
$1 billion but less than $1.5 billion	0.250%	2.500%
$1.5 billion but less than $2 billion	0.225%	2.250%
$2 billion but less than $3 billion	0.200%	2.000%
$3 billion and over	0.175%	1.750%
For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $5,153,891 or 0.48% of the Portfolio's average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $66,281 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $398,571,309 and $296,776,471, respectively, for the year ended October 31, 2023.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,184,986,070
Gross unrealized appreciation	$ 8,453,602
Gross unrealized depreciation	(120,063,818)
Net unrealized depreciation	$ (111,610,216)
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5  Restricted Securities
At October 31, 2023, the Portfolio owned the following securities (representing 0.5% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees' valuation designee.
Description	Date(s) of Acquisition	Shares	Cost	Value
Common Stocks
Ascent CNR Corp., Class A	4/25/16, 11/16/16	6,273,462	$ 0	$ 1,380,162
iFIT Health and Fitness, Inc.	10/6/22	514,080	1,799,280	0
New Cotai Participation Corp., Class B	4/12/13	7	216,125	0
Total Common Stocks			$2,015,405	$1,380,162
Miscellaneous
PGP Investors, LLC, Membership Interests	2/18/15, 4/23/18, 12/17/21	15,849	$ 0	$ 4,402,942
Total Miscellaneous			$ 0	$4,402,942
Total Restricted Securities			$2,015,405	$5,783,104
6  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.
The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $3,673. At October 31, 2023, there were no assets pledged by the Portfolio for such liability.
The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a
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minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2023 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Forward foreign currency exchange contracts	$5,421 (1)	$(3,673) (2)
(1)	Statement of Assets and Liabilities location: Receivable for forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
The Portfolio's derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$5,421	$(3,673)	$ —	$ —	$1,748

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(3,673)	$3,673	$ —	$ —	$ —
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure and whose primary underlying risk exposure is foreign exchange risk is foreign exchange risk for the year ended October 31, 2023 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(528,593)	$(198,181)
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
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The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2023, which is indicative of the volume of this derivative type, was approximately $20,831,000.
7  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
8  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $37,843,239, which represents 3.5% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$37,909,716	$420,330,355	$(420,396,832)	$ —	$ —	$37,843,239	$2,059,660	37,843,239
9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 18,800,846	$ —	$ 18,800,846
Common Stocks	3,878,904	—	1,380,162	5,259,066
Convertible Bonds	—	8,820,395	—	8,820,395
Corporate Bonds	—	937,978,972	—	937,978,972
Preferred Stocks	3,932,030	—	—	3,932,030
Senior Floating-Rate Loans	—	56,293,184	—	56,293,184
Miscellaneous	—	45,180	4,402,942	4,448,122
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Asset Description (continued)	Level 1	Level 2	Level 3*	Total
Short-Term Investments	$ 37,843,239	$ —	$ —	$ 37,843,239
Total Investments	$ 45,654,173	$ 1,021,938,577	$ 5,783,104	$ 1,073,375,854
Forward Foreign Currency Exchange Contracts	$ —	$ 5,421	$ —	$ 5,421
Total	$ 45,654,173	$ 1,021,943,998	$ 5,783,104	$ 1,073,381,275
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (3,673)	$ —	$ (3,673)
Total	$ —	$ (3,673)	$ —	$ (3,673)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Common Stocks	Convertible Preferred Stocks	Miscellaneous	Total
Balance as of October 31, 2022	$ 1,990,956	$ —	$ 34,364,043	$ 36,354,999
Realized gains (losses)	(2,037,720)	(1,261,487)	37,689,526	34,390,319
Change in net unrealized appreciation (depreciation)	1,408,847	1,239,137	(29,665,729)	(27,017,745)
Cost of purchases	—	—	0	0
Proceeds from sales, including return of capital	—	—	(37,984,898)	(37,984,898)
Accrued discount (premium)	—	—	—	—
Transfers to Level 3(1)	18,079	22,350	—	40,429
Transfers from Level 3	—	—	—	—
Balance as of October 31, 2023	$ 1,380,162	$ —	$ 4,402,942	$ 5,783,104
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2023	$ (610,794)	$ —	$ (3,800,964)	$ (4,411,758)
(1)	Transferred to Level 3 due to a decrease in observable inputs.
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2023:
Type of Investment	Fair Value as of October 31, 2023	Valuation Technique	Unobservable Input	Input	Impact to Valuation from an Increase to Input*
Common Stocks	$1,380,162	Market approach	EBITDA multiple discount rate	15%	Decrease
Miscellaneous	4,402,942	Market approach	Liquidity discount	15%	Decrease
Included in common stocks and miscellaneous are securites valued at $0 based on their estimated recovery value percentage.
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
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10  Risks and Uncertainties
Credit Risk
The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.
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Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
44

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
45

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance High Income Opportunities Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between High Income Opportunities Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Eaton Vance Advisers International
46

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Ltd. (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”) and the sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.
The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. Regarding each Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser. The Board also considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in high-yield debt. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in global high yield debt and foreign markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund and the Portfolio of having portfolio management services involving investments in international securities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Portfolio. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Portfolio as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Portfolio and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
47

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
48

High Income Opportunities Portfolio
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
49

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, "MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
50

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (ecommerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management 'Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
51

Eaton Vance
High Income Opportunities Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
52

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
53

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
54

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
55

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Sub-Adviser of High Income Opportunities Portfolio
and Eaton Vance High Income Opportunities Fund
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Investment Adviser and Administrator of Eaton Vance High
Income Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446    10.31.23

Eaton Vance
Global Sovereign Opportunities Fund (formerly, Eaton Vance Global Bond Fund)
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Global Sovereign Opportunities Fund

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The world’s financial markets posted broad gains for the 12-month period ended October 31, 2023. During the period, inflation moderated in many countries, the U.S. economy outperformed expectations, and credit spreads generally tightened. These and other positive dynamics overshadowed concerns about rising global bond yields and heightened geopolitical tensions, including renewed conflict in the Middle East.
The U.S. Federal Reserve (the Fed) raised short-term interest rates during the period, and the cumulative effects of the monetary tightening cycle that began in March 2022 helped reduce U.S. inflation. As a result, the Fed slowed its pace of interest rate increases and signaled that it was nearing the end of its rate hiking campaign. The U.S. economy was resilient in the higher rate environment, posting solid growth as strength in the labor market supported healthy levels of consumer spending.
Inflation also eased in Europe, where the European Central Bank and Bank of England joined the Fed in slowing interest rate increases. However, European economic growth was sluggish amid elevated energy costs, a downturn in global trade, and higher borrowing costs. The prevalence of adjustable-rate mortgages in the U.K. and Southern Europe was particularly challenging for consumers in these regions. While wage gains helped offset the impact of higher household expenses, the U.K. unemployment rate rose and the eurozone labor market showed signs of softening late in the period.
In emerging markets (EM), China ended its zero-COVID policy early in the period, triggering a rebound in economic activity. However, the recovery quickly lost momentum due to several factors, including a drop in consumer confidence and a desire among developed-market (DM) companies to become less dependent on Chinese manufacturing. China’s economy stabilized in the final months of the period, bolstered by various stimulus measures. Nonetheless, the Chinese government seemed more focused on national security interests than economic growth.
During the period, numerous EM countries, including Mexico and several Southeast Asian nations in particular, benefited from DM companies’ efforts to diversify their supply chains beyond China. In addition, because EM central banks were generally ahead of their DM peers in addressing rising inflation risks, many EM central banks were able to cut interest rates during the period -- moves that supported economic growth and asset prices. For the period as a whole, the U.S. dollar broadly weakened, providing another tailwind for EM assets.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Global Sovereign Opportunities Fund (the Fund) returned 6.55% for Class A shares at net asset value (NAV), outperforming its benchmark, the FTSE World Government Bond Index (the Index), which returned 0.45%.
During the period, holdings in Western Europe made the largest contribution to the Fund’s performance relative to the Index. The Fund’s overweight exposure to the euro was particularly helpful, as the euro strengthened versus the U.S. dollar on expectations that the U.S. Federal Reserve was close to ending its rate-hiking cycle. The Fund’s out-of-Index position in Icelandic local bonds was another major contributor to relative returns amid strength in the nation’s tourism industry and substantial foreign direct investment into Iceland.
Investments in Latin America and Asia were the next-largest contributors to Index-relative performance during the period. In Latin America, the Fund’s out-of-Index position in Dominican Republic local bonds added a significant amount of relative value, benefiting from solid economic growth and falling inflation in the country. In Asia, the Fund’s out-of-Index exposure to the South Korean won was advantageous. The South Korean won strengthened early in the period on expectations that the end of China’s zero-COVID policy would spur a recovery in South Korea’s biggest export market.
Holdings in Eastern Europe and the Dollar Bloc -- Canada, New Zealand, and Australia -- made positive, yet more modest, contributions to relative returns during the period. In Eastern Europe, the Fund’s out-of-Index position in Ukrainian local bonds performed especially well as Western allies provided military aid to the Ukrainian government and liquidity conditions in the country improved. In the Dollar Bloc, an overweight position in the New Zealand dollar boosted Index-relative returns.
Results in the Middle East & Africa region had a slightly negative impact on Index-relative performance, driven by an out-of-Index position in South African local bonds that lagged in the rising rate environment. On a global basis, other notable detractors included overweight positions in the Japanese yen and U.K. local interest rates.
The Fund used derivatives extensively to hedge select undesired risk exposures as well as gain select desired risk exposures. Some of the notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly weighed on returns versus the Index. The main detractors were interest rate swaps, which are used to gain select exposures as well as hedge others, and currency forwards, which are used to gain exposure to select currencies around the world. In addition, futures used to gain select exposures as well as hedge others modestly detracted from Index-relative performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Performance

Portfolio Manager(s) Kyle Lee, CFA, Patrick Campbell, CFA and Brian Shaw, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/2007	06/27/2007	6.55%	(0.80)%	(0.09)%
Class A with 3.25% Maximum Sales Charge	—	—	3.05	(1.46)	(0.42)
Class C at NAV	03/01/2011	06/27/2007	5.79	(1.49)	(0.65)
Class C with 1% Maximum Deferred Sales Charge	—	—	4.79	(1.49)	(0.65)
Class I at NAV	03/01/2011	06/27/2007	6.86	(0.52)	0.21

FTSE World Government Bond Index (WGBI)	—	—	0.45%	(2.57)%	(1.40)%
Bloomberg Global Aggregate Bond Index	—	—	1.72	(1.64)	(0.66)
Blended Index	—	—	2.96	(1.94)	(1.29)
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.83%	2.58%	1.58%
Net	0.97	1.72	0.72
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$9,365	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,021,074	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Fund Profile

Asset Allocation (% of net assets)[1]
Foreign Currency Exposures (% of net assets)[2]
Japan	13.1%
Iceland	8.5
Euro	5.4
Australia	5.2
Serbia	5.0
South Korea	4.8
Dominican Republic	4.8
Hungary	4.3
United Kingdom	3.9
Canada	3.1
India	3.0
Uruguay	2.6
Mexico	2.0
Other	0.2 [4]
New Zealand	-5.2
China	-5.8
Total Long	69.3%
Total Short	-14.4%
Total Net	54.9%

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
1 Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
2 Currency exposures include all foreign exchange denominated assets and currency derivatives. Total exposures may exceed 100% due to implicit leverage created by derivatives.
3 Net of securities sold short.
4 Includes amounts each less than 1.0% or –1.0%, as applicable.
4

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. Bloomberg Global Aggregate Bond Index is an unmanaged index of global investment-grade bonds denominated in the U.S. Dollar, Euro, Japanese Yen, and British Sterling. The index includes corporate bonds, government bonds, and mortgage-backed securities. The Blended Index consists of 80% FTSE World Government Bond Index and 20% J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD), rebalanced monthly. J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD) is an unmanaged index of local currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The indexes are used with permission. The indexes may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/24. The expense ratios for the current reporting period can be found in the Financial
Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Important Notice to Shareholders
Effective on June 26, 2023, the Fund’s name was changed to Eaton Vance Global Sovereign Opportunities Fund and the Fund’s policy to, under normal market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds was revised to state that, under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and non-U.S. sovereign investments.
Also, effective on June 26, 2023, the Fund changed its primary benchmark to the FTSE World Government Bond Index because the investment adviser believes it is a more appropriate benchmark for the Fund and its secondary performance benchmark is a blended index consisting of 80% FTSE World Government Bond Index and 20% J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD).

5

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 944.00	$5.00**	1.02%
Class C	$1,000.00	$ 940.50	$8.51**	1.74%
Class I	$1,000.00	$ 945.00	$3.63**	0.74%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.06	$5.19**	1.02%
Class C	$1,000.00	$1,016.43	$8.84**	1.74%
Class I	$1,000.00	$1,021.48	$3.77**	0.74%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
6

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in International Income Portfolio, at value (identified cost $39,550,216)	$ 36,020,779
Receivable for Fund shares sold	86,225
Receivable from affiliates	18,443
Total assets	$ 36,125,447
Liabilities
Payable for Fund shares redeemed	$ 34,925
Payable to affiliates:
Distribution and service fees	3,204
Trustees' fees	42
Accrued expenses	60,872
Total liabilities	$ 99,043
Net Assets	$ 36,026,404
Sources of Net Assets
Paid-in capital	$ 74,714,204
Accumulated loss	(38,687,800)
Net Assets	$ 36,026,404
Class A Shares
Net Assets	$ 10,889,261
Shares Outstanding	1,731,453
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 6.29
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 6.50
Class C Shares
Net Assets	$ 970,145
Shares Outstanding	154,264
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 6.29
Class I Shares
Net Assets	$ 24,166,998
Shares Outstanding	3,856,620
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 6.27
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
7
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio	$ 126,671
Interest income allocated from Portfolio (net of foreign taxes withheld of $33,368)	1,931,345
Expenses, excluding interest expense, allocated from Portfolio	(263,298)
Interest expense allocated from Portfolio	(12,890)
Total investment income from Portfolio	$ 1,781,828
Expenses
Distribution and service fees:
Class A	$ 34,250
Class C	12,377
Trustees’ fees and expenses	500
Custodian fee	20,035
Transfer and dividend disbursing agent fees	48,376
Legal and accounting services	28,784
Printing and postage	18,886
Registration fees	49,557
Miscellaneous	12,292
Total expenses	$ 225,057
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 178,460
Total expense reductions	$ 178,460
Net expenses	$ 46,597
Net investment income	$ 1,735,231
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $5,151)	$ (2,524,058)
Written swaptions¬	36,033
Securities sold short	3,431
Futures contracts	(77,790)
Swap contracts	(472,334)
Foreign currency transactions	125,010
Forward foreign currency exchange contracts	(392,800)
Non-deliverable bond forward contracts	106,405
Net realized loss	$(3,196,103)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $155)	$ 3,987,459
Written swaptions¬	49,393
Securities sold short	14,634
Futures contracts	(276,276)
Swap contracts	(262,755)
Foreign currency	(29,379)
Forward foreign currency exchange contracts	(462,162)
Non-deliverable bond forward contracts	(16,845)
Net change in unrealized appreciation (depreciation)	$ 3,004,069
Net realized and unrealized loss	$ (192,034)
Net increase in net assets from operations	$ 1,543,197
8
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,735,231	$ 1,206,837
Net realized loss	(3,196,103)	(2,839,362)
Net change in unrealized appreciation (depreciation)	3,004,069	(6,377,946)
Net increase (decrease) in net assets from operations	$ 1,543,197	$ (8,010,471)
Tax return of capital to shareholders:
Class A	$ (549,647)	$ (632,949)
Class C	(46,885)	(56,224)
Class I	(1,223,106)	(1,023,870)
Total tax return of capital to shareholders	$ (1,819,638)	$ (1,713,043)
Transactions in shares of beneficial interest:
Class A	$ (788,165)	$ (5,394,244)
Class C	(302,582)	(477,741)
Class I	8,983,730	(13,964,529)
Net increase (decrease) in net assets from Fund share transactions	$ 7,892,983	$(19,836,514)
Net increase (decrease) in net assets	$ 7,616,542	$(29,560,028)
Net Assets
At beginning of year	$ 28,409,862	$ 57,969,890
At end of year	$36,026,404	$ 28,409,862
9
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 6.190	$ 7.960	$ 8.440	$ 8.510	$ 8.500
Income (Loss) From Operations
Net investment income(1)	$ 0.292	$ 0.207	$ 0.132	$ 0.176	$ 0.295
Net realized and unrealized gain (loss)	0.113 (2)	(1.675)	(0.150)	0.292	0.174
Total income (loss) from operations	$ 0.405	$ (1.468)	$ (0.018)	$ 0.468	$ 0.469
Less Distributions
From net investment income	$ —	$ —	$ (0.146)	$ (0.378)	$ (0.459)
Tax return of capital	(0.305)	(0.302)	(0.316)	(0.160)	—
Total distributions	$ (0.305)	$ (0.302)	$ (0.462)	$ (0.538)	$ (0.459)
Net asset value — End of year	$ 6.290	$ 6.190	$ 7.960	$ 8.440	$ 8.510
Total Return(3)(4)	6.55%	(18.94)%	(0.38)%	5.72%	5.62%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,889	$11,466	$20,539	$18,354	$18,677
Ratios (as a percentage of average daily net assets):(5)
Expenses (4)	1.00% (6)(7)	1.02% (6)(7)	1.01% (6)	1.01% (6)	1.11% (6)
Net investment income	4.37%	2.89%	1.57%	2.09%	3.43%
Portfolio Turnover of the Portfolio	230% (8)	159% (8)	102% (8)	88% (8)	92%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 1.03%, 0.86%, 0.49%, 0.49% and 0.40% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses.
(6)	Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.03% and 0.02% of average daily net assets for the years ended October 31, 2023 and 2022, respectively, and 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020 and 2019.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
10
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 6.190	$ 7.960	$ 8.440	$ 8.510	$ 8.500
Income (Loss) From Operations
Net investment income(1)	$ 0.244	$ 0.157	$ 0.068	$ 0.123	$ 0.237
Net realized and unrealized gain (loss)	0.113 (2)	(1.674)	(0.146)	0.286	0.171
Total income (loss) from operations	$ 0.357	$(1.517)	$(0.078)	$ 0.409	$ 0.408
Less Distributions
From net investment income	$ —	$ —	$ (0.127)	$ (0.336)	$ (0.398)
Tax return of capital	(0.257)	(0.253)	(0.275)	(0.143)	—
Total distributions	$(0.257)	$(0.253)	$(0.402)	$(0.479)	$(0.398)
Net asset value — End of year	$ 6.290	$ 6.190	$ 7.960	$ 8.440	$ 8.510
Total Return(3)(4)	5.79%	(19.50)%	(1.09)%	4.98%	4.88%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 970	$ 1,238	$ 2,115	$ 5,173	$ 9,517
Ratios (as a percentage of average daily net assets):(5)
Expenses (4)	1.72% (6)(7)	1.72% (6)(7)	1.71% (6)	1.71% (6)	1.81% (6)
Net investment income	3.66%	2.20%	0.80%	1.47%	2.76%
Portfolio Turnover of the Portfolio	230% (8)	159% (8)	102% (8)	88% (8)	92%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 1.03%, 0.86%, 0.49%, 0.49% and 0.40% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses.
(6)	Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.03% and 0.02% of average daily net assets for the years ended October 31, 2023 and 2022, respectively, and 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020 and 2019.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
11
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 6.160	$ 7.930	$ 8.410	$ 8.480	$ 8.480
Income (Loss) From Operations
Net investment income(1)	$ 0.311	$ 0.224	$ 0.156	$ 0.213	$ 0.319
Net realized and unrealized gain (loss)	0.122 (2)	(1.671)	(0.151)	0.279	0.164
Total income (loss) from operations	$ 0.433	$ (1.447)	$ 0.005	$ 0.492	$ 0.483
Less Distributions
From net investment income	$ —	$ —	$ (0.152)	$ (0.395)	$ (0.483)
Tax return of capital	(0.323)	(0.323)	(0.333)	(0.167)	—
Total distributions	$ (0.323)	$ (0.323)	$ (0.485)	$ (0.562)	$ (0.483)
Net asset value — End of year	$ 6.270	$ 6.160	$ 7.930	$ 8.410	$ 8.480
Total Return(3)(4)	6.86%	(18.65)%	(0.11)%	6.04%	5.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,167	$15,706	$35,316	$33,597	$56,451
Ratios (as a percentage of average daily net assets):(5)
Expenses (4)	0.72% (6)(7)	0.72% (6)(7)	0.71% (6)	0.71% (6)	0.81% (6)
Net investment income	4.67%	3.11%	1.86%	2.54%	3.73%
Portfolio Turnover of the Portfolio	230% (8)	159% (8)	102% (8)	88% (8)	92%
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 1.03%, 0.86%, 0.49%, 0.49% and 0.40% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes the Fund’s share of the Portfolio's allocated expenses.
(6)	Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.03% and 0.02% of average daily net assets for the years ended October 31, 2023 and 2022, respectively, and 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020 and 2019.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
12
See Notes to Financial Statements.

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Global Sovereign Opportunities Fund (formerly, Eaton Vance Global Bond Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 100% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes —The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
13

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Tax return of capital	$1,819,638	$1,713,043
During the year ended October 31, 2023, accumulated loss was increased by $1,611,108 and paid-in capital was increased by $1,611,108 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (34,797,571)
Net unrealized depreciation	(3,890,229)
Accumulated loss	$(38,687,800)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $34,797,571 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $8,240,612 are short-term and $26,556,959 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund
14

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.95% (1.00% prior to July 1, 2023), 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2024. Pursuant to this agreement, EVM was allocated $178,460 of the Fund’s operating expenses for the year ended October 31, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $4,649 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $94 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% (0.30% prior to July 1, 2023) per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $34,250 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $9,283 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $3,094 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $17,066,116 and $11,182,963, respectively.
15

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	148,841	$ 999,091	408,177	$ 3,124,350
Issued to shareholders electing to receive payments of distributions in Fund shares	76,521	508,596	83,567	588,630
Redemptions	(347,415)	(2,295,852)	(1,218,517)	(9,107,224)
Net decrease	(122,053)	$ (788,165)	(726,773)	$ (5,394,244)
Class C
Sales	15,324	$ 104,355	38,835	$ 264,123
Issued to shareholders electing to receive payments of distributions in Fund shares	6,461	42,995	7,225	50,726
Redemptions	(67,683)	(449,932)	(111,572)	(792,590)
Net decrease	(45,898)	$ (302,582)	(65,512)	$ (477,741)
Class I
Sales	3,242,457	$ 21,765,548	552,602	$ 3,938,764
Issued to shareholders electing to receive payments of distributions in Fund shares	183,921	1,218,207	144,084	1,019,604
Redemptions	(2,117,925)	(14,000,025)	(2,599,911)	(18,922,897)
Net increase (decrease)	1,308,453	$ 8,983,730	(1,903,225)	$(13,964,529)
8  Name and Investment Policy Change
Effective June 26, 2023, the name of Eaton Vance Global Sovereign Opportunities Fund was changed from Eaton Vance Global Bond Fund. The Fund also revised its policy to, under normal market conditions, invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds to state that, under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and non-U.S.
sovereign investments.
16

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Sovereign Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Sovereign Opportunities Fund (formerly, Eaton Vance Global Bond Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
17

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.
18

International Income Portfolio
October 31, 2023
Portfolio of Investments

Collateralized Mortgage Obligations — 7.6%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., Series 2022-DNA1, Class M2, 7.821%, (30-day average SOFR + 2.50%), 1/25/42(1)(2)	$1,800	$ 1,771,608
Government National Mortgage Association, Series 2023-115, Class AL, 6.00%, 8/20/53	1,000	952,492
Total Collateralized Mortgage Obligations (identified cost $2,696,855)		$ 2,724,100

Foreign Corporate Bonds — 3.6%
Security	Principal Amount (000's omitted)		Value
Iceland — 3.6%
Arion Banki HF, 6.00%, 4/12/24(3)	ISK	140,000	$ 990,244
Landsbankinn HF, 5.00%, 11/23/23(3)	ISK	40,000	284,505
Total Foreign Corporate Bonds (identified cost $1,092,600)			$ 1,274,749

Sovereign Government Bonds — 58.8%
Security	Principal Amount (000's omitted)		Value
Cyprus — 5.8%
Cyprus Government International Bond:
2.75%, 2/26/34(3)	EUR	407	$ 377,525
4.125%, 4/13/33(3)	EUR	1,618	1,727,330
			$ 2,104,855
Dominican Republic — 4.7%
Dominican Republic:
8.00%, 1/15/27(3)	DOP	3,970	$ 64,943
8.00%, 2/12/27(3)	DOP	20,150	333,196
11.25%, 9/15/35(1)	DOP	8,000	139,810
12.00%, 8/8/25(1)	DOP	10,500	186,883
13.00%, 6/10/34(3)	DOP	25,400	518,948
13.625%, 2/3/33(1)	DOP	8,000	160,448
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(3)	DOP	900	14,390
13.00%, 12/5/25(1)	DOP	8,440	153,428
13.00%, 1/30/26(1)	DOP	6,240	113,541
			$ 1,685,587
Security	Principal Amount (000's omitted)		Value
Germany — 4.9%
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 8/15/32(3)	EUR	1,800	$ 1,753,799
			$ 1,753,799
Greece — 0.0%(4)
Hellenic Republic Government Bond, 0.00%, GDP-Linked, 10/15/42	EUR	4,090	$ 13,611
			$ 13,611
Hungary — 1.6%
Hungary Government Bond:
3.00%, 10/27/38	HUF	68,870	$ 115,070
4.00%, 4/28/51	HUF	37,210	61,562
4.75%, 11/24/32	HUF	167,540	382,454
			$ 559,086
Iceland — 4.6%
Republic of Iceland:
2.50%, 4/15/24	ISK	147,203	$ 1,022,876
5.00%, 11/15/28	ISK	3,916	24,825
8.00%, 6/12/25	ISK	85,178	607,807
			$ 1,655,508
India — 8.2%
Export-Import Bank of India, 2.25%, 1/13/31(3)	USD	1,000	$ 768,512
India Government Bond:
7.10%, 4/18/29	INR	124,900	1,481,383
7.26%, 2/6/33	INR	59,600	711,045
			$ 2,960,940
Indonesia — 1.1%
Indonesia Government Bond:
6.125%, 5/15/28	IDR	1,053,000	$ 63,878
7.125%, 6/15/42	IDR	1,472,000	92,029
7.125%, 6/15/43	IDR	3,346,000	210,078
7.375%, 5/15/48	IDR	529,000	33,943
			$ 399,928
Mexico — 2.2%
Mexican Bonos:
7.75%, 11/13/42(5)	MXN	9,160	$ 405,948
8.00%, 7/31/53(5)	MXN	8,400	374,820
			$ 780,768

19
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Peru — 5.9%
Peru Government Bond:
5.40%, 8/12/34	PEN	1,243	$ 270,319
5.94%, 2/12/29	PEN	5,682	1,418,243
6.95%, 8/12/31	PEN	845	214,532
7.30%, 8/12/33(3)	PEN	914	233,281
			$ 2,136,375
Philippines — 1.6%
Republic of the Philippines, 6.25%, 1/14/36	PHP	34,000	$ 568,980
			$ 568,980
Romania — 0.7%
Romania Government International Bond, 3.375%, 1/28/50(3)	EUR	405	$ 254,382
			$ 254,382
Serbia — 4.8%
Serbia Treasury Bond, 5.875%, 2/8/28	RSD	187,260	$ 1,730,357
			$ 1,730,357
South Africa — 6.3%
Republic of South Africa:
8.00%, 1/31/30	ZAR	19,710	$ 930,878
10.50%, 12/21/26	ZAR	24,060	1,331,675
			$ 2,262,553
South Korea — 3.8%
Korea Treasury Bond, 4.00%, 12/10/31	KRW	1,901,500	$ 1,381,583
			$ 1,381,583
Ukraine — 0.1%
Ukraine Government Bond:
10.95%, 11/1/23	UAH	563	$ 14,721
11.67%, 11/22/23	UAH	67	1,565
15.84%, 2/26/25	UAH	1,180	25,530
			$ 41,816
Uruguay — 2.5%
Uruguay Government Bond:
3.875%, 7/2/40(6)	UYU	11,125	$ 282,463
Security	Principal Amount (000's omitted)		Value
Uruguay (continued)
Uruguay Government Bond: (continued)
9.75%, 7/20/33(6)	UYU	24,969	$ 622,676
			$ 905,139
Total Sovereign Government Bonds (identified cost $23,679,628)			$21,195,267

U.S. Government Agency Mortgage-Backed Securities — 9.8%
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
5.00%, with maturity at 2052	$942	$ 868,994
5.05%, (COF + 1.791%), with maturity at 2035(7)	97	94,709
5.50%, 30-Year, TBA(8)	2,700	2,562,996
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $3,627,799)		$ 3,526,699

U.S. Treasury Obligations — 0.8%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Inflation-Protected Bond, 0.625%, 7/15/32(9)	$343	$ 294,203
Total U.S. Treasury Obligations (identified cost $327,888)		$ 294,203

Short-Term Investments — 27.3%
Affiliated Fund — 2.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(10)	803,076	$ 803,076
Total Affiliated Fund (identified cost $803,076)		$ 803,076

20
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Repurchase Agreements — 1.6%
Description	Principal Amount (000's omitted)		Value
Barclays Bank PLC:
Dated 9/29/23 with an interest rate of 5.15%, collateralized by MXN 4,978,484 Mexican Udibonos, 4.00%, due 11/3/50 and a market value, including accrued interest, of $241,415(11)	USD	250	$ 249,928
Dated 10/16/23 with an interest rate of 5.15%, collateralized by MXN 6,400,908 Mexican Udibonos, 4.00%, due 11/15/40 and a market value, including accrued interest, of $320,092(11)	USD	326	326,281
Total Repurchase Agreements (identified cost $576,209)			$ 576,209

Sovereign Government Securities — 4.7%
Security	Principal Amount (000's omitted)		Value
Brazil — 4.7%
Letra do Tesouro Nacional, 0.00%, 1/1/24	BRL	8,760	$ 1,705,342
Total Sovereign Government Securities (identified cost $1,749,073)			$ 1,705,342

U.S. Treasury Obligations — 18.8%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/30/23(12)	$4,800	$ 4,779,568
0.00%, 1/9/24	2,000	1,979,770
Total U.S. Treasury Obligations (identified cost $6,759,198)		$ 6,759,338
Total Short-Term Investments (identified cost $9,887,556)		$ 9,843,965

Total Investments — 107.9% (identified cost $41,312,326)	$38,858,983
Total Written Swaptions — (0.2)% (premiums received $15,117)	$ (75,613)

Securities Sold Short — (1.5)%
Sovereign Government Bonds — (1.5)%
Security	Principal Amount (000's omitted)		Value
Mexico — (1.5)%
Mexican Udibonos:
4.00%, 11/15/40(6)	MXN	(6,401)	$ (314,451)
4.00%, 11/3/50(6)	MXN	(4,978)	(237,027)
Total Sovereign Government Bonds (proceeds $566,115)			$ (551,478)
Total Securities Sold Short (proceeds $566,115)			$ (551,478)

Other Assets, Less Liabilities — (6.2)%	$ (2,203,607)
Net Assets — 100.0%	$36,028,285
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $2,525,718 or 7.0% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $7,321,055 or 20.3% of the Portfolio's net assets.
(4)	Amount is less than 0.05%.
(5)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(7)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2023.

21
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

(8)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(9)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(10)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(11)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
(12)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Written Interest Rate Swaptions (OTC) — (0.2)%
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 11/24/23 to pay SOFR and receive 3.80%	Citibank, N.A.	USD	(1,265,000)	11/24/23	$ (75,613)
Total					$(75,613)
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
CLP	99,881,000	USD	107,054	12/20/23	$ 4,231
CLP	71,986,000	USD	76,601	12/20/23	3,603
CLP	66,516,000	USD	71,178	12/20/23	2,932
CLP	34,337,874	USD	36,578	12/20/23	1,680
CLP	37,433,000	USD	40,393	12/20/23	1,313
CLP	33,438,000	USD	36,074	12/20/23	1,182
CLP	28,795,000	USD	31,064	12/20/23	1,019
CLP	13,863,310	USD	15,000	12/20/23	446
CLP	157,600,000	USD	175,257	12/20/23	336
CLP	27,398,000	USD	30,570	12/20/23	(44)
CLP	27,398,000	USD	30,587	12/20/23	(61)
CLP	54,795,000	USD	61,121	12/20/23	(70)
CLP	27,398,000	USD	30,604	12/20/23	(78)
CLP	27,398,000	USD	30,604	12/20/23	(78)
CLP	27,397,000	USD	30,663	12/20/23	(138)
COP	46,739,718	USD	11,296	12/20/23	(61)
COP	1,111,194,438	USD	268,561	12/20/23	(1,459)
EUR	1,749,895	USD	1,846,687	12/20/23	9,004
EUR	67,274	USD	72,038	12/20/23	(697)
EUR	6,481,308	USD	6,940,314	12/20/23	(67,155)
IDR	142,584,870	USD	9,068	12/20/23	(124)
IDR	1,794,379,545	USD	116,801	12/20/23	(4,242)
IDR	3,176,589,845	USD	206,762	12/20/23	(7,499)
IDR	36,544,829,911	USD	2,324,188	12/20/23	(31,785)
KRW	226,000,000	USD	170,481	12/20/23	(2,992)
KRW	275,341,253	USD	207,781	12/20/23	(3,725)
PEN	787,000	USD	202,642	12/20/23	1,833
22
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
PEN	286,000	USD	74,018	12/20/23	$ 289
PEN	925,300	USD	241,008	12/20/23	(601)
USD	175,257	CLP	157,600,000	12/20/23	(336)
USD	642,796	CLP	578,034,184	12/20/23	(1,232)
USD	189,539	COP	784,234,156	12/20/23	1,030
USD	90,319	COP	373,700,000	12/20/23	491
USD	2,533,756	EUR	2,366,183	12/20/23	24,517
USD	2,157,407	EUR	2,014,725	12/20/23	20,875
USD	1,417,347	EUR	1,323,609	12/20/23	13,714
USD	1,246,967	EUR	1,164,497	12/20/23	12,066
USD	830,678	EUR	775,740	12/20/23	8,038
USD	825,490	EUR	770,895	12/20/23	7,988
USD	581,499	EUR	543,041	12/20/23	5,627
USD	513,702	EUR	479,727	12/20/23	4,971
USD	169,273	EUR	158,078	12/20/23	1,638
USD	14,176	EUR	13,239	12/20/23	137
USD	1,928,502	IDR	30,323,184,263	12/20/23	26,373
USD	466,994	IDR	7,184,000,000	12/20/23	16,352
USD	301,178	IDR	4,627,000,000	12/20/23	10,933
USD	233,429	IDR	3,592,000,000	12/20/23	8,108
USD	233,414	IDR	3,592,000,000	12/20/23	8,093
USD	83,812	INR	7,000,000	12/20/23	(126)
USD	143,644	INR	12,000,000	12/20/23	(250)
USD	228,626	INR	19,100,000	12/20/23	(405)
USD	299,330	INR	25,000,000	12/20/23	(450)
USD	371,124	INR	31,000,000	12/20/23	(602)
USD	598,410	PEN	2,228,000	12/20/23	19,542
USD	352,152	PEN	1,313,000	12/20/23	11,015
USD	127,041	PEN	473,000	12/20/23	4,149
USD	74,829	PEN	279,000	12/20/23	2,341
USD	63,599	PEN	236,563	12/20/23	2,136
USD	273,341	PEN	1,046,000	12/20/23	1,575
USD	265,690	PEN	1,019,000	12/20/23	938
USD	16,652	PEN	62,000	12/20/23	544
USD	13,431	PEN	49,959	12/20/23	451
USD	259,365	PEN	997,000	12/20/23	330
USD	3,492	PEN	13,000	12/20/23	114
USD	1,199	PEN	4,640	12/20/23	(6)
USD	237,443	PEN	920,660	12/20/23	(1,759)
USD	88,097	PHP	5,000,000	12/20/23	52
USD	88,058	PHP	5,000,000	12/20/23	13
USD	105,645	PHP	6,000,000	12/20/23	(9)
USD	149,598	PHP	8,500,000	12/20/23	(79)
USD	87,772	PHP	5,000,000	12/20/23	(273)
23
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	105,309	PHP	6,000,000	12/20/23	$ (346)
					$115,337
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	672,853	PEN	2,579,000	Standard Chartered Bank	11/13/23	$ 1,811	$ —
AUD	1,000,000	USD	639,103	BNP Paribas	12/20/23	—	(3,731)
AUD	1,000,000	USD	645,679	Citibank, N.A.	12/20/23	—	(10,307)
AUD	1,000,000	USD	645,950	Citibank, N.A.	12/20/23	—	(10,578)
AUD	734,932	USD	474,910	Standard Chartered Bank	12/20/23	—	(7,955)
CAD	1,720,000	USD	1,258,085	Standard Chartered Bank	12/20/23	—	(16,717)
CZK	686,406	EUR	27,874	Goldman Sachs International	12/20/23	—	(29)
CZK	3,537,528	EUR	143,865	Goldman Sachs International	12/20/23	—	(371)
CZK	686,406	EUR	27,902	UBS AG	12/20/23	—	(58)
CZK	3,389,660	EUR	137,746	UBS AG	12/20/23	—	(244)
EUR	42,763	CZK	1,059,397	Bank of America, N.A.	12/20/23	—	(229)
EUR	16,822	CZK	416,613	Citibank, N.A.	12/20/23	—	(85)
EUR	106,923	CZK	2,648,492	Citibank, N.A.	12/20/23	—	(556)
EUR	93,468	CZK	2,316,101	Standard Chartered Bank	12/20/23	—	(525)
EUR	42,777	CZK	1,059,397	UBS AG	12/20/23	—	(214)
EUR	104,411	HUF	40,929,828	BNP Paribas	12/20/23	—	(1,721)
EUR	26,051	HUF	10,216,407	Goldman Sachs International	12/20/23	—	(441)
EUR	36,942	HUF	14,445,822	Goldman Sachs International	12/20/23	—	(511)
EUR	91,650	HUF	35,824,150	Goldman Sachs International	12/20/23	—	(1,227)
EUR	26,052	HUF	10,216,407	HSBC Bank USA, N.A.	12/20/23	—	(440)
EUR	36,936	HUF	14,445,822	Standard Chartered Bank	12/20/23	—	(518)
EUR	92,354	HUF	36,114,553	Standard Chartered Bank	12/20/23	—	(1,278)
EUR	104,349	HUF	40,929,828	UBS AG	12/20/23	—	(1,787)
GBP	1,240,000	USD	1,544,770	Citibank, N.A.	12/20/23	—	(37,043)
HUF	83,537,765	EUR	213,103	BNP Paribas	12/20/23	3,513	—
HUF	76,466,976	EUR	195,628	Goldman Sachs International	12/20/23	2,619	—
HUF	30,757,086	EUR	78,655	Goldman Sachs International	12/20/23	1,087	—
HUF	20,906,778	EUR	53,310	Goldman Sachs International	12/20/23	903	—
HUF	20,906,778	EUR	53,312	HSBC Bank USA, N.A.	12/20/23	901	—
HUF	75,943,421	EUR	194,207	Standard Chartered Bank	12/20/23	2,688	—
HUF	30,757,086	EUR	78,641	Standard Chartered Bank	12/20/23	1,102	—
HUF	83,537,765	EUR	212,976	UBS AG	12/20/23	3,647	—
JPY	557,849,895	USD	3,877,117	Citibank, N.A.	12/20/23	—	(167,541)
JPY	187,000,000	USD	1,298,644	UBS AG	12/20/23	—	(55,137)
MXN	4,401,704	USD	250,038	BNP Paribas	12/20/23	—	(7,778)
MXN	7,818,000	USD	450,605	Citibank, N.A.	12/20/23	—	(20,319)
24
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
MXN	1,711,000	USD	93,848	Goldman Sachs International	12/20/23	$ 322	$ —
MXN	2,332,000	USD	128,077	Goldman Sachs International	12/20/23	272	—
MXN	1,711,000	USD	94,094	Goldman Sachs International	12/20/23	76	—
MXN	1,711,000	USD	94,102	Goldman Sachs International	12/20/23	68	—
MXN	452,156	USD	26,005	Goldman Sachs International	12/20/23	—	(1,119)
MXN	751,340	USD	43,249	JPMorgan Chase Bank, N.A.	12/20/23	—	(1,896)
MXN	5,135,000	USD	281,894	Standard Chartered Bank	12/20/23	725	—
MXN	9,131,000	USD	526,510	Standard Chartered Bank	12/20/23	—	(23,959)
MXN	9,261,000	USD	531,866	UBS AG	12/20/23	—	(22,161)
NZD	123,149	USD	72,916	Citibank, N.A.	12/20/23	—	(1,158)
NZD	200,000	USD	118,908	Goldman Sachs International	12/20/23	—	(2,370)
PLN	121,627	EUR	26,027	BNP Paribas	12/20/23	1,233	—
PLN	30,076	EUR	6,437	Goldman Sachs International	12/20/23	304	—
PLN	121,419	EUR	25,981	UBS AG	12/20/23	1,233	—
PLN	30,076	EUR	6,442	UBS AG	12/20/23	298	—
THB	1,780,600	USD	50,210	Standard Chartered Bank	12/20/23	—	(457)
THB	1,622,000	USD	46,189	Standard Chartered Bank	12/20/23	—	(868)
THB	2,000,000	USD	57,421	Standard Chartered Bank	12/20/23	—	(1,537)
USD	468,031	AUD	730,000	Goldman Sachs International	12/20/23	4,210	—
USD	274,605	CNH	2,000,000	Goldman Sachs International	12/20/23	1,289	—
USD	1,669,434	CNH	12,156,800	JPMorgan Chase Bank, N.A.	12/20/23	8,114	—
USD	188,273	CNH	1,371,000	JPMorgan Chase Bank, N.A.	12/20/23	915	—
USD	190,866	JPY	28,601,250	HSBC Bank USA, N.A.	12/20/23	674	—
USD	182,857	JPY	27,398,750	HSBC Bank USA, N.A.	12/20/23	662	—
USD	71,255	MXN	1,292,000	State Street Bank and Trust Company	12/20/23	146	—
USD	69,655	MXN	1,265,000	State Street Bank and Trust Company	12/20/23	32	—
USD	24,532	MXN	451,000	State Street Bank and Trust Company	12/20/23	—	(290)
USD	82,215	MXN	1,500,800	State Street Bank and Trust Company	12/20/23	—	(386)
USD	1,789,089	MXN	31,815,200	UBS AG	12/20/23	38,049	—
USD	1,184,196	NZD	2,000,000	Citibank, N.A.	12/20/23	18,811	—
USD	932,014	NZD	1,579,162	UBS AG	12/20/23	11,848	—
USD	70,346	ZAR	1,349,521	Goldman Sachs International	12/20/23	—	(1,762)
USD	112,453	ZAR	2,146,197	Goldman Sachs International	12/20/23	—	(2,223)
USD	116,874	ZAR	2,235,622	Goldman Sachs International	12/20/23	—	(2,580)
USD	276,416	ZAR	5,306,169	Goldman Sachs International	12/20/23	—	(7,103)
USD	388,051	ZAR	7,428,653	Goldman Sachs International	12/20/23	—	(8,877)
USD	71,170	ZAR	1,365,360	HSBC Bank USA, N.A.	12/20/23	—	(1,784)
USD	112,425	ZAR	2,146,197	HSBC Bank USA, N.A.	12/20/23	—	(2,250)
USD	116,793	ZAR	2,235,622	HSBC Bank USA, N.A.	12/20/23	—	(2,661)
USD	314,895	ZAR	6,009,669	HSBC Bank USA, N.A.	12/20/23	—	(6,214)
USD	387,899	ZAR	7,428,652	HSBC Bank USA, N.A.	12/20/23	—	(9,029)
USD	275,199	ZAR	5,276,932	JPMorgan Chase Bank, N.A.	12/20/23	—	(6,759)
USD	313,120	ZAR	5,972,304	UBS AG	12/20/23	—	(5,992)
ZAR	708,932	USD	37,327	HSBC Bank USA, N.A.	12/20/23	553	—
ZAR	354,466	USD	18,797	HSBC Bank USA, N.A.	12/20/23	143	—
25
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ZAR	727,919	USD	38,395	Standard Chartered Bank	12/20/23	$ 499	$ —
ZAR	3,732,259	USD	195,577	State Street Bank and Trust Company	12/20/23	3,846	—
ZAR	354,466	USD	18,804	State Street Bank and Trust Company	12/20/23	136	—
USD	813,165	BRL	4,000,000	BNP Paribas	1/3/24	25,267	—
USD	946,943	BRL	4,760,000	BNP Paribas	1/3/24	9,345	—
HUF	28,704,178	EUR	70,424	BNP Paribas	1/11/24	3,881	—
HUF	87,499,292	EUR	217,682	UBS AG	1/11/24	8,638	—
HUF	25,982,880	EUR	64,090	UBS AG	1/11/24	3,150	—
TRY	2,085,315	USD	66,784	Standard Chartered Bank	3/20/24	—	(1,704)
USD	64,751	TRY	2,085,315	Standard Chartered Bank	3/20/24	—	(330)
TRY	1,020,467	USD	30,191	Standard Chartered Bank	6/21/24	—	(1,108)
USD	29,065	TRY	1,020,467	Standard Chartered Bank	6/21/24	—	(19)
TRY	5,059,000	USD	138,127	Standard Chartered Bank	9/20/24	—	(6,155)
USD	131,770	TRY	5,059,000	Standard Chartered Bank	9/20/24	—	(201)
TRY	1,375,000	USD	37,027	Standard Chartered Bank	9/23/24	—	(1,262)
USD	35,860	TRY	1,375,000	Standard Chartered Bank	9/23/24	95	—
						$163,105	$(471,554)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
Long Gilt	17	Long	12/27/23	$1,924,931	$ (31,017)
U.S. 10-Year Treasury Note	20	Long	12/19/23	2,123,437	(79,481)
U.S. Ultra-Long Treasury Bond	5	Long	12/19/23	562,813	(74,514)
Euro-Bobl	(1)	Short	12/7/23	(123,047)	709
Euro-Buxl	(1)	Short	12/7/23	(127,416)	10,941
Japan 10-Year Bond	(1)	Short	12/13/23	(948,375)	14,514
					$ (158,848)
Inflation Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 41,255
EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	41,255
26
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	200	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 27,479
EUR	280	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	40,753
EUR	200	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(32,279)
EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(48,419)
EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(48,517)
EUR	280	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	(49,853)
EUR	110	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.64% (pays upon termination)	3/13/53	(1,801)
EUR	500	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.72% (pays upon termination)	6/15/53	6,578
USD	150	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.44% (pays upon termination)	1/13/33	3,034
USD	1,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(57,832)
USD	450	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(20,349)
USD	800	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	44,688
USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	22,209
USD	490	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	30,677
USD	150	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.40% (pays upon termination)	3/13/53	8,833
							$ 7,711
Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
AUD	500	Pays	6-month AUD Bank Bill (pays semi-annually)	4.48% (pays semi-annually)	6/21/25	$ (2,171)	$ —	$ (2,171)
27
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BRL	7,850	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.40% (pays upon termination)	1/2/25	$ (16,509)	$ —	$ (16,509)
BRL	7,850	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.50% (pays upon termination)	1/2/25	(14,651)	—	(14,651)
BRL	7,679	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.52% (pays upon termination)	1/2/25	(14,161)	—	(14,161)
BRL	8,021	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.52% (pays upon termination)	1/2/25	(14,744)	—	(14,744)
BRL	18,300	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.96% (pays upon termination)	1/2/25	(10,447)	—	(10,447)
CLP	310,800	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.51% (pays semi-annually)	9/20/28	10,645	—	10,645
CLP	310,800	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.68% (pays semi-annually)	9/20/28	(8,075)	—	(8,075)
CLP	756,080	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.77% (pays semi-annually)	6/6/33	31,285	237	31,522
CLP	253,920	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.65% (pays semi-annually)	6/14/33	11,726	—	11,726
CNY	4,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.28% (pays quarterly)	9/20/28	(2,652)	—	(2,652)
CNY	8,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.29% (pays quarterly)	9/20/28	(5,135)	—	(5,135)
CNY	4,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.29% (pays quarterly)	9/20/28	(2,531)	—	(2,531)
CNY	2,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.29% (pays quarterly)	9/20/28	(1,344)	—	(1,344)
CNY	3,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.41% (pays quarterly)	12/20/28	(53)	—	(53)
CNY	3,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.41% (pays quarterly)	12/20/28	(53)	—	(53)
CNY	2,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.42% (pays quarterly)	12/20/28	7	—	7
CNY	3,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.42% (pays quarterly)	12/20/28	64	—	64
CNY	2,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.43% (pays quarterly)	12/20/28	198	—	198
28
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CNY	5,200	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.43% (pays quarterly)	12/20/28	$ 531	$ —	$ 531
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	117	—	117
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	135	—	135
CNY	2,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	294	—	294
CNY	1,600	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	245	—	245
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.45% (pays quarterly)	12/20/28	183	—	183
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.46% (pays quarterly)	12/20/28	267	—	267
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	297	—	297
CNY	3,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	980	—	980
CNY	1,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	333	—	333
COP	651,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.25% (pays quarterly)	11/26/25	10,202	—	10,202
COP	1,117,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	8.49% (pays quarterly)	9/20/28	5,750	—	5,750
CZK	3,829	Pays	6-month CZK PRIBOR (pays semi-annually)	3.94% (pays annually)	9/20/33	(8,068)	—	(8,068)
CZK	7,658	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(15,756)	—	(15,756)
CZK	11,513	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(23,390)	—	(23,390)
EUR	4,100	Pays	6-month EURIBOR (pays semi-annually)	3.60% (pays annually)	6/21/25	(14,002)	—	(14,002)
EUR	2,065	Pays	6-month EURIBOR (pays semi-annually)	3.14% (pays annually)	9/20/28	(14,704)	—	(14,704)
EUR	2,065	Pays	6-month EURIBOR (pays semi-annually)	3.20% (pays annually)	9/20/28	(8,359)	—	(8,359)
EUR	625	Pays	6-month EURIBOR (pays semi-annually)	2.96% (pays annually)	9/20/43	(39,774)	—	(39,774)
EUR	625	Pays	6-month EURIBOR (pays semi-annually)	3.00% (pays annually)	9/20/43	(35,682)	—	(35,682)
29
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
GBP	101	Pays	1-day Sterling Overnight Index Average (pays annually)	4.56% (pays annually)	10/2/28	$ 172	$ —	$ 172
GBP	199	Pays	1-day Sterling Overnight Index Average (pays annually)	4.39% (pays annually)	12/20/28	(857)	—	(857)
GBP	100	Pays	1-day Sterling Overnight Index Average (pays annually)	4.59% (pays annually)	12/20/28	608	—	608
GBP	850	Pays	1-day Sterling Overnight Index Average (pays annually)	4.20% (pays annually)	6/21/33	(17,695)	—	(17,695)
INR	37,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/25	615	—	615
INR	23,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/25	395	—	395
INR	121,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.75% (pays semi-annually)	12/20/25	2,657	—	2,657
INR	173,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.75% (pays semi-annually)	12/20/25	3,856	—	3,856
INR	36,200	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/28	981	—	981
JPY	129,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.41% (pays annually)	9/20/28	9,503	—	9,503
JPY	80,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.43% (pays annually)	6/15/32	25,072	—	25,072
JPY	90,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.43% (pays annually)	6/15/32	28,206	—	28,206
JPY	21,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.90% (pays annually)	2/2/33	1,074	—	1,074
JPY	1,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.80% (pays annually)	9/20/33	194	—	194
JPY	1,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.80% (pays annually)	9/20/33	193	—	193
JPY	1,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.81% (pays annually)	9/20/33	190	—	190
JPY	120,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.82% (pays annually)	9/20/33	21,794	—	21,794
JPY	26,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.28% (pays annually)	3/15/53	17,256	—	17,256
JPY	23,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.28% (pays annually)	3/15/53	15,123	—	15,123
30
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
JPY	25,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.29% (pays annually)	3/15/53	$ 16,214	$ —	$ 16,214
JPY	11,900	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.29% (pays annually)	3/15/53	7,689	—	7,689
JPY	11,100	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.30% (pays annually)	3/15/53	7,066	—	7,066
JPY	11,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.30% (pays annually)	3/15/53	6,959	—	6,959
KRW	623,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.10% (pays quarterly)	2/1/28	(18,578)	—	(18,578)
KRW	60,947	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.23% (pays quarterly)	6/21/33	(3,318)	—	(3,318)
KRW	370,101	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	6/21/33	(18,421)	—	(18,421)
KRW	68,321	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	6/21/33	(3,321)	—	(3,321)
KRW	18,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.35% (pays quarterly)	6/21/33	(846)	—	(846)
KRW	30,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.29% (pays quarterly)	9/20/33	(1,560)	—	(1,560)
KRW	21,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	(1,073)	—	(1,073)
KRW	5,131	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	(260)	—	(260)
KRW	28,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	9/20/33	(1,383)	—	(1,383)
KRW	28,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.34% (pays quarterly)	9/20/33	(1,393)	—	(1,393)
KRW	44,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.40% (pays quarterly)	9/20/33	(1,978)	—	(1,978)
KRW	45,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.52% (pays quarterly)	9/20/33	(1,699)	—	(1,699)
KRW	91,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(3,221)	—	(3,221)
KRW	42,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(1,484)	—	(1,484)
31
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
KRW	36,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	$ (1,263)	$ —	$ (1,263)
KRW	42,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.59% (pays quarterly)	9/20/33	(1,395)	—	(1,395)
MXN	43,220	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.33% (pays monthly)	10/7/24	(2,424)	—	(2,424)
MXN	80,920	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.24% (pays monthly)	10/9/24	(8,055)	—	(8,055)
MXN	30,860	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.25% (pays monthly)	10/10/24	(2,975)	—	(2,975)
PLN	600	Receives	6-month PLN WIBOR (pays semi-annually)	6.99% (pays annually)	9/21/32	(21,162)	—	(21,162)
PLN	510	Receives	6-month PLN WIBOR (pays semi-annually)	5.53% (pays annually)	12/21/32	(7,648)	—	(7,648)
PLN	590	Receives	6-month PLN WIBOR (pays semi-annually)	5.85% (pays annually)	12/21/32	(12,517)	—	(12,517)
PLN	1,500	Receives	6-month PLN WIBOR (pays semi-annually)	5.98% (pays annually)	12/21/32	(35,476)	—	(35,476)
PLN	750	Receives	6-month PLN WIBOR (pays semi-annually)	5.32% (pays annually)	2/1/33	(8,469)	—	(8,469)
PLN	1,327	Receives	6-month PLN WIBOR (pays semi-annually)	4.70% (pays annually)	9/20/33	7,614	—	7,614
PLN	667	Receives	6-month PLN WIBOR (pays semi-annually)	4.71% (pays annually)	9/20/33	3,715	—	3,715
PLN	413	Receives	6-month PLN WIBOR (pays semi-annually)	4.82% (pays annually)	9/20/33	1,457	—	1,457
USD	1,050	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	(27,799)	—	(27,799)
USD	1,050	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	(27,752)	—	(27,752)
USD	1,000	Pays	SOFR (pays annually)	3.06% (pays annually)	11/7/32	(125,526)	—	(125,526)
USD	160	Pays	SOFR (pays annually)	3.23% (pays semi-annually)	1/13/33	(20,037)	—	(20,037)
USD	1,000	Pays	SOFR (pays annually)	3.18% (pays annually)	2/2/33	(119,707)	—	(119,707)
USD	220	Pays	SOFR (pays annually)	3.22% (pays annually)	6/6/33	(10,340)	—	(10,340)
USD	310	Pays	SOFR (pays annually)	3.25% (pays annually)	6/6/33	(14,323)	—	(14,323)
USD	300	Pays	SOFR (pays annually)	3.26% (pays annually)	6/7/33	(13,731)	—	(13,731)
USD	270	Pays	SOFR (pays annually)	3.26% (pays annually)	6/14/33	(12,304)	—	(12,304)
USD	1,265	Pays	SOFR (pays annually)	3.60% (pays annually)	8/28/33	(103,207)	—	(103,207)
32
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
ZAR	4,042	Receives	3-month ZAR JIBAR (pays quarterly)	8.94% (pays quarterly)	12/20/28	$ (2,018)	$ —	$ (2,018)
ZAR	4,868	Receives	3-month ZAR JIBAR (pays quarterly)	8.95% (pays quarterly)	12/20/28	(2,555)	—	(2,555)
Total						$(658,169)	$ 237	$(657,932)
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Vietnam	Goldman Sachs International	$ 300	1.00% (pays quarterly)(1)	0.68%	6/20/24	$ 955	$ (570)	$ 385
Total		$300				$955	$(570)	$385
*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2023, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $300,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
33
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Portfolio of Investments — continued

Cross-Currency Swaps (OTC)
Counterparty	Portfolio Receives	Portfolio Pays	Effective Date/ Termination Date(1)	Value/Unrealized Appreciation (Depreciation)
Barclays Bank PLC	1-day Indice Camara Promedio Rate on CLP 140,904,680 (pays semi-annually)*	1.41% on CLP equivalent of CLF 172,000 (pays semi-annually)*	Not Applicable/ 1/13/33	$ 18,972
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 63,504,540 (pays semi-annually)*	2.10% on CLP equivalent of CLF 2,000 (pays semi-annually)*	Not Applicable/ 4/8/32	(4,880)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 158,776,700 (pays semi-annually)*	2.25% on CLP equivalent of CLF 5,000 (pays semi-annually)*	Not Applicable/ 4/11/32	(14,498)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 28,777,725 (pays semi-annually)*	1.85% on CLP equivalent of CLF 900 (pays semi-annually)*	Not Applicable/ 4/20/32	(1,343)
				$ (1,749)
(1)	Effective date represents the date on which the Portfolio and counterparty exchange the currencies and begin interest payment accrual.
*	At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.
Abbreviations:
COF	– Cost of Funds 11th District
CPI-U (NSA)	– Consumer Price Index All Urban Non-Seasonally Adjusted
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
GDP	– Gross Domestic Product
HICP	– Harmonised Indices of Consumer Prices
JIBAR	– Johannesburg Interbank Average Rate

MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter
PRIBOR	– Prague Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
WIBOR	– Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLF	– Chilean Unidad de Fomento
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
CNY	– Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EUR	– Euro
GBP	– British Pound Sterling
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
ISK	– Icelandic Krona

JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
NZD	– New Zealand Dollar
PEN	– Peruvian Sol
PHP	– Philippine Peso
PLN	– Polish Zloty
RSD	– Serbian Dinar
THB	– Thai Baht
TRY	– Turkish Lira
UAH	– Ukrainian Hryvnia
USD	– United States Dollar
UYU	– Uruguayan Peso
ZAR	– South African Rand
34
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $40,509,250)	$ 38,055,907
Affiliated investments, at value (identified cost $803,076)	803,076
Cash	3,261
Deposits for derivatives collateral:
Futures contracts	167,185
Centrally cleared derivatives	184,933
Foreign currency, at value (identified cost $752,969)	752,403
Interest and dividends receivable	511,951
Dividends receivable from affiliated investments	6,544
Receivable for investments sold	1,308
Receivable for variation margin on open futures contracts	11,720
Receivable for variation margin on open centrally cleared derivatives	23,361
Receivable for open forward foreign currency exchange contracts	163,105
Receivable for open swap contracts	19,357
Upfront payments on open non-centrally cleared swap contracts	570
Receivable from affiliates	21,265
Trustees' deferred compensation plan	35,628
Total assets	$40,761,574
Liabilities
Payable for reverse repurchase agreements, including accrued interest of $2,473	$ 797,492
Written swaptions outstanding, at value (premiums received $15,117)	75,613
Payable for investments purchased	2,598,738
Payable for securities sold short, at value (proceeds $566,115)	551,478
Payable for open forward foreign currency exchange contracts	471,554
Payable for open swap contracts	20,721
Payable for closed swap contracts	5,025
Payable to affiliates:
Investment adviser fee	15,557
Trustees' fees	268
Trustees' deferred compensation plan	35,628
Interest payable on securities sold short	9,700
Accrued foreign capital gains taxes	156
Accrued expenses	151,359
Total liabilities	$ 4,733,289
Net Assets applicable to investors' interest in Portfolio	$36,028,285
35
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income from affiliated investments	$ 126,697
Interest income (net of foreign taxes withheld of $33,374)	1,931,736
Total investment income	$ 2,058,433
Expenses
Investment adviser fee	$ 190,937
Trustees’ fees and expenses	2,944
Custodian fee	191,407
Legal and accounting services	77,819
Interest expense and fees	6,459
Interest expense on securities sold short	6,434
Miscellaneous	13,595
Total expenses	$ 489,595
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 213,351
Total expense reductions	$ 213,351
Net expenses	$ 276,244
Net investment income	$ 1,782,189
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $5,151)	$ (2,524,591)
Written swaptions	36,050
Securities sold short	3,431
Futures contracts	(77,802)
Swap contracts	(472,449)
Foreign currency transactions	125,022
Forward foreign currency exchange contracts	(392,837)
Non-deliverable bond forward contracts	106,415
Net realized loss	$(3,196,761)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $156)	$ 3,988,386
Written swaptions	49,410
Securities sold short	14,637
Futures contracts	(276,333)
Swap contracts	(262,773)
Foreign currency	(29,387)
Forward foreign currency exchange contracts	(462,253)
Non-deliverable bond forward contracts	(16,849)
Net change in unrealized appreciation (depreciation)	$ 3,004,838
Net realized and unrealized loss	$ (191,923)
Net increase in net assets from operations	$ 1,590,266
36
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,782,189	$ 1,267,521
Net realized loss	(3,196,761)	(2,839,955)
Net change in unrealized appreciation (depreciation)	3,004,838	(6,379,198)
Net increase (decrease) in net assets from operations	$ 1,590,266	$ (7,951,632)
Capital transactions:
Contributions	$ 17,066,116	$ 3,228,450
Withdrawals	(11,182,963)	(24,824,354)
Net increase (decrease) in net assets from capital transactions	$ 5,883,153	$(21,595,904)
Net increase (decrease) in net assets	$ 7,473,419	$(29,547,536)
Net Assets
At beginning of year	$ 28,554,866	$ 58,102,402
At end of year	$ 36,028,285	$ 28,554,866
37
See Notes to Financial Statements.

International Income Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.72% (1)(2)(3)	0.72% (1)(2)(3)	0.71% (2)(3)	0.71% (2)(3)	0.81% (2)(3)
Net investment income	4.66%	3.13%	1.86%	2.48%	3.73%
Portfolio Turnover	230% (4)	159% (4)	102% (4)	88% (4)	92%
Total Return	6.86% (3)	(18.54)% (3)	(0.08)% (3)	6.04% (3)	5.92% (3)
Net assets, end of year (000’s omitted)	$36,028	$28,555	$58,102	$57,167	$84,644
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(2)	Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.03% and 0.02% of average daily net assets for the years ended October 31, 2023 and 2022, respectively, and 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020 and 2019.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.56%, 0.40%, 0.19%, 0.16% and 0.09% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the effect of To-Be-Announced (TBA) transactions.
38

International Income Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Global Sovereign Opportunities Fund held an interest of approximately 100% in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
39

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index,  and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
J  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying
40

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
K  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
L  Inflation Swaps—Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.
M  Cross-Currency Swaps —Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
N  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
O  Swaptions—A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to- market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.
41

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

P  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.
Q  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
R  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
S  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $190,937 or 0.50% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $209,250 of the Portfolio’s operating expenses for the year ended October 31, 2023.
42

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $4,101 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, TBA transactions and securities sold short, for the year ended October 31, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 31,769,809	$ 29,154,964
U.S. Government and Agency Securities	42,785,615	42,039,583
	$74,555,424	$71,194,547
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 39,852,744
Gross unrealized appreciation	$ 1,479,155
Gross unrealized depreciation	(3,516,725)
Net unrealized depreciation	$ (2,037,570)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
43

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $567,888. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $748,799 at October 31, 2023.
The OTC derivatives in which the Portfolio invests (except for written swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/ or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/ or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.
44

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total
Not applicable	$ —	$ 242,019*	$ 544,787*	$ 786,806
Receivable for open forward foreign currency exchange contracts	—	163,105	—	163,105
Receivable for open swap contracts; Upfront payments on open non-centrally cleared swap contracts	955	—	18,972	19,927
Total Asset Derivatives	$ 955	$ 405,124	$ 563,759	$ 969,838
Derivatives not subject to master netting or similar agreements	$ —	$ 242,019	$ 544,787	$ 786,806
Total Asset Derivatives subject to master netting or similar agreements	$ 955	$ 163,105	$ 18,972	$ 183,032
Written swaptions outstanding, at value	$ —	$ —	$ (75,613)	$ (75,613)
Not applicable	—	(126,682)*	(1,354,093)*	(1,480,775)
Payable for open forward foreign currency exchange contracts	—	(471,554)	—	(471,554)
Payable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	—	—	(20,721)	(20,721)
Total Liability Derivatives	$ —	$(598,236)	$(1,450,427)	$(2,048,663)
Derivatives not subject to master netting or similar agreements	$ —	$(126,682)	$(1,354,093)	$(1,480,775)
Total Liability Derivatives subject to master netting or similar agreements	$ —	$(471,554)	$ (96,334)	$ (567,888)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Barclays Bank PLC	$ 18,972	$ —	$ —	$ —	$ 18,972
BNP Paribas	43,239	(13,230)	—	—	30,009
Citibank, N.A.	18,811	(18,811)	—	—	—
Goldman Sachs International	12,105	(12,105)	—	—	—
HSBC Bank USA, N.A.	2,933	(2,933)	—	—	—
JPMorgan Chase Bank, N.A.	9,029	(8,655)	—	—	374
Standard Chartered Bank	6,920	(6,920)	—	—	—
State Street Bank and Trust Company	4,160	(676)	—	—	3,484
UBS AG	66,863	(66,863)	—	—	—
	$183,032	$(130,193)	$ —	$ —	$52,839
45

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Bank of America, N.A.	$ (229)	$ —	$ —	$ —	$ (229)
BNP Paribas	(13,230)	13,230	—	—	—
Citibank, N.A.	(323,200)	18,811	304,389	—	—
Goldman Sachs International	(49,334)	12,105	—	—	(37,229)
HSBC Bank USA, N.A.	(22,378)	2,933	—	—	(19,445)
JPMorgan Chase Bank, N.A.	(8,655)	8,655	—	—	—
Standard Chartered Bank	(64,593)	6,920	57,673	—	—
State Street Bank and Trust Company	(676)	676	—	—	—
UBS AG	(85,593)	66,863	—	—	(18,730)
	$(567,888)	$130,193	$362,062	$ —	$(75,633)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
Information with respect to repurchase and reverse repurchase agreements at October 31, 2023 is included at Note 7.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ —	$ (13,224)	$ (32,900)	$ (46,124)
Written swaptions	—	—	36,050	36,050
Futures contracts	—	—	(77,802)	(77,802)
Swap contracts	146,602	—	(619,051)	(472,449)
Forward foreign currency exchange contracts	—	(392,837)	—	(392,837)
Non-deliverable bond forward contracts	—	—	106,415	106,415
Total	$146,602	$(406,061)	$(587,288)	$(846,747)
Change in unrealized appreciation (depreciation):
Investments	$ —	$ —	$ 32,899	$ 32,899
Written swaptions	—	—	49,410	49,410
Futures contracts	—	—	(276,333)	(276,333)
Swap contracts	(32,684)	—	(230,089)	(262,773)
Forward foreign currency exchange contracts	—	(462,253)	—	(462,253)
Non-deliverable bond forward contracts	—	—	(16,849)	(16,849)
Total	$ (32,684)	$(462,253)	$(440,962)	$(935,899)
46

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Call Options	Written Swaptions	Swap Contracts
$4,007,000	$2,544,000	$70,092,000	$1,048,000	$5,423,000	$1,930,000	$55,683,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2023, which is indicative of the volume of this derivative type, was approximately $467,000.
6  Line of Credit
The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
7  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2023 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
Barclays Bank PLC	9/29/23	On Demand(1)	5.65%	$ 375,840	$ 377,469
Barclays Bank PLC	10/16/23	On Demand(1)	5.65	419,179	420,023
Total				$795,019	$797,492
(1)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2023, the type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.
For the year ended October 31, 2023, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $44,000 and 5.65%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2023. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2023.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.
47

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral received and/or pledged by the Portfolio as of October 31, 2023.
Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank PLC	$576,209	$(576,209)	$ —	$ —
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank PLC	$(797,492)	$576,209	$221,283	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
8  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $803,076, which represents 2.2% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,368,351	$57,492,949	$(58,058,224)	$ —	$ —	$803,076	$126,697	803,076
9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 2,724,100	$ —	$ 2,724,100
Foreign Corporate Bonds	—	1,274,749	—	1,274,749
48

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Sovereign Government Bonds	$ —	$ 21,195,267	$ —	$ 21,195,267
U.S. Government Agency Mortgage-Backed Securities	—	3,526,699	—	3,526,699
U.S. Treasury Obligations	—	294,203	—	294,203
Short-Term Investments:
Affiliated Fund	803,076	—	—	803,076
Repurchase Agreements	—	576,209	—	576,209
Sovereign Government Securities	—	1,705,342	—	1,705,342
U.S. Treasury Obligations	—	6,759,338	—	6,759,338
Total Investments	$ 803,076	$ 38,055,907	$ —	$ 38,858,983
Forward Foreign Currency Exchange Contracts	$ —	$ 405,124	$ —	$ 405,124
Futures Contracts	26,164	—	—	26,164
Swap Contracts	—	538,550	—	538,550
Total	$ 829,240	$ 38,999,581	$ —	$ 39,828,821
Liability Description
Securities Sold Short	$ —	$ (551,478)	$ —	$ (551,478)
Written Interest Rate Swaptions	—	(75,613)	—	(75,613)
Forward Foreign Currency Exchange Contracts	—	(598,236)	—	(598,236)
Futures Contracts	(185,012)	—	—	(185,012)
Swap Contracts	—	(1,189,802)	—	(1,189,802)
Total	$ (185,012)	$ (2,415,129)	$ —	$ (2,600,141)
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Sovereign Government Bonds	Sovereign Government Securities	Total
Balance as of October 31, 2022	$ 532,429	$ 41,884	$ 574,313
Realized gains (losses)	—	—	—
Change in net unrealized appreciation (depreciation)	—	—	—
Cost of purchases	—	—	—
Proceeds from sales, including return of capital	—	—	—
Accrued discount (premium)	—	—	—
Transfers to Level 3	—	—	—
Transfers from Level 3(1)	(532,429)	(41,884)	(574,313)
Balance as of October 31, 2023	$ —	$ —	$ —
(1)	Transferred from Level 3 based on the observability of valuation inputs resulting from new market activity.
49

International Income Portfolio
October 31, 2023
Notes to Financial Statements — continued

10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
On February 24, 2022, Russia launched an invasion of Ukraine, following rising tensions over the buildup of Russian troops along the Ukrainian border and joint military exercises by Russia with Belarus. In response to the invasion, many countries, including the U.S., have imposed economic sanctions on Russian governmental institutions, Russian entities, and Russian individuals. The conflict and sanctions have had a negative impact on the Russian economy, on the Russian currency, and on investments having exposure to Russia, Belarus and Ukraine. The conflict could also have a significant effect on investments outside the region. The duration and extent of the military conflict with Russia and the related sanctions cannot be predicted at this time.
50

International Income Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
51

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
52

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Global Sovereign Opportunities Fund (formerly, Eaton Vance Global Bond Fund) (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between International Income Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM,
53

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board considered the abilities and experience of each Adviser’s investment professionals in analyzing factors relevant to investment in sovereign obligations. The Board also considered each Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary benchmark and blended benchmark indexes for the three-year period. The Board also considered the performance of the underlying Portfolios. The Board noted that, effective on or about June 26, 2023, the Fund’s name and investment strategies will change to allow the Fund, under normal market conditions, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. and non-U.S. sovereign investments. The Board also noted that the Fund, under normal market conditions, will continue to invest at least 40% of its net assets in foreign investments. On the basis of the foregoing and other relevant information provided to the Board, the Board concluded that each Portfolio had achieved its performance objective. The Board also concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
54

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
55

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
56

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, "MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
57

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
58

Eaton Vance
Global Sovereign Opportunities Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
59

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
60

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
61

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
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Investment Adviser of International Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Global Sovereign Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.23

Eaton Vance
Short Duration Government Income Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Short Duration Government Income Fund

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant event during the 12-month period ended October 31, 2023, was the series of U.S. Federal Reserve (Fed) interest rate hikes -- six during the period, and 11 in total -- that brought the federal funds rate to its highest level in 22 years.
But while the Fed’s campaign to tamp down inflation led to negative performance for government bonds, corporate bond returns were positive during the period -- buoyed by the very factors that were fueling inflation: record low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, many economists and market observers came around to the view that Jerome Powell’s Fed might be able to accomplish what had seldom, if ever, been done before: raise rates significantly to lower inflation and still bring the U.S. economy in for a soft landing without a recession.
One persistent cloud over fixed-income markets during the period, however, was fear that even after it finished raising rates, the Fed would leave rates higher for longer than investors had previously anticipated. During the final three months of the period -- and especially after the Fed’s September 2023 meeting -- longer-term interest rates rose dramatically, as investor expectations of how high rates would go -- and how long they would stay there -- seemed to get higher and longer. As a result, shorter-duration bonds generally outperformed longer-duration bonds for the period as a whole.
Against the backdrop of aggressive monetary tightening, U.S. Treasurys were one of the worst-performing major fixed-income asset classes during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.63%.
In contrast, the strong U.S. economy and increasing confidence in a soft-landing scenario served as tailwinds for investment-grade corporate bonds. Even in a rising-rate environment, the Bloomberg U.S. Corporate Bond Index returned 2.77% during the period.
High yield bonds were the standout performer among major fixed-income asset classes, with the Bloomberg U.S. Corporate High Yield Index returning 6.23% during the period. With a strong U.S. economy helping keep bond defaults low, and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities -- including bonds backed by automobile and consumer loans -- benefited from strong consumer balance sheets and spending during the period, with the Bloomberg U.S. Asset-Backed Securities Index returning 3.51%.
Mortgage-backed securities (MBS), however, were dogged by two technical factors that depressed prices, causing the Bloomberg U.S. Mortgage-Backed Securities Index to return -0.82% during the period. As part of its quantitative tightening program, the Fed gradually reduced its MBS holdings by allowing up to $35 billion to roll off its balance sheet each month. And several regional banks that had been significant buyers of MBS were forced by the regional banking crisis of March 2023 to liquidate their assets. The resulting release of a significant amount of MBS into the market led MBS prices to fall and the asset class to deliver negative returns during the period.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Short Duration Government Income Fund (the Fund) returned -0.92% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofA 0-1 Year U.S. Treasury Index (the Index), which returned 4.68%.
The main detractor from Fund performance relative to the Index during the period was its exposure to lower coupon collateralized mortgage obligations, which were negatively impacted by the sharp rise in interest rates during the period, as well as wider spreads in the agency mortgage-backed securities (agency MBS) market. The Fund’s allocation to fixed-rate agency MBS pools also weighed on returns versus the Index due to higher U.S. Treasury yields and wider spreads.
In contrast, strong performance by the Fund’s interest-only securities helped offset some market headwinds as interest-only MBS prices reacted positively to rising rates.
The Fund used derivatives during the period to reduce the impact of interest rate fluctuations on its bond holdings. Its exposure to interest rate swaps, in particular, had a positive impact on Index-relative performance during the period, as they benefited from the continued rise in U.S. Treasury yields.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Performance

Portfolio Manager(s) Andrew Szczurowski, CFA and Alexander Payne, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	05/17/2021	09/30/2002	(0.92)%	0.08%	0.87%
Class A at NAV	09/30/2002	09/30/2002	(0.92)	0.08	0.87
Class A with 2.25% Maximum Sales Charge	—	—	(3.21)	(0.37)	0.64
Class C at NAV	09/30/2002	09/30/2002	(1.51)	(0.51)	0.39
Class C with 1% Maximum Deferred Sales Charge	—	—	(2.45)	(0.51)	0.39
Class I at NAV	05/04/2009	09/30/2002	(0.81)	0.33	1.12

ICE BofA 0-1 Year U.S. Treasury Index	—	—	4.68%	1.75%	1.19%
% Total Annual Operating Expense Ratios[3]	Advisers Class	Class A	Class C	Class I
	0.79%	0.79%	1.39%	0.54%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of  the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2013	$10,903	N.A.
Class C	$10,000	10/31/2013	$10,392	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,117,545	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Fund Profile

Asset Allocation (% of total investments)[1]
Footnotes:
[1]	Other represents any investment type less than 1% of total investments.
4

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA 0-1 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities having a maturity of less than one year. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Advisers Class is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg U.S. Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.
Important Notice to Shareholders
Effective December 31, 2023, the Fund's benchmark will change to the ICE BofA 1-3 Year Treasury Index (the “New Benchmark”). The Fund's investment adviser believes the New Benchmark is a better reflection of the Fund's long-term expected positioning and will be a more appropriate benchmark for the Fund going forward.

5

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Advisers Class	$1,000.00	$ 988.40	$5.31	1.06%
Class A	$1,000.00	$ 987.10	$5.26	1.05%
Class C	$1,000.00	$ 984.20	$8.20	1.64%
Class I	$1,000.00	$ 988.30	$4.01	0.80%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.86	$5.40	1.06%
Class A	$1,000.00	$1,019.91	$5.35	1.05%
Class C	$1,000.00	$1,016.94	$8.34	1.64%
Class I	$1,000.00	$1,021.17	$4.08	0.80%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023.
6

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Portfolio of Investments

Collateralized Mortgage Obligations — 45.2%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2135, Class JZ, 6.00%, 3/15/29	$222	$ 222,295
Series 3866, Class DF, 6.00%, (30-day average SOFR + 1.564%), 5/15/41(1)	1,044	971,617
Series 4102, Class DF, 5.50%, (30-day average SOFR + 1.264%), 9/15/42(1)	271	241,417
Series 4159, Class FP, 5.00%, (30-day average SOFR + 1.014%), 11/15/42(1)	611	542,516
Series 4180, Class KF, 5.00%, (30-day average SOFR + 1.114%), 1/15/43(1)	3,145	2,742,511
Series 4204, Class AF, 5.00%, (30-day average SOFR + 1.114%), 5/15/43(1)	540	460,211
Series 4212, Class NS, 0.00%, (5.263% - 30-day average SOFR x 1.20, Floor 0.00%), 6/15/43(2)	1,693	1,291,675
Series 4223, Class NF, 6.00%, (30-day average SOFR + 1.064%), 7/15/43(1)	1,931	1,743,662
Series 4249, Class CF, 6.231%, (30-day average SOFR + 0.914%), 9/15/43(1)	7,082	6,732,380
Series 4299, Class JG, 2.50%, 7/15/43	608	538,851
Series 4389, Class CA, 3.00%, 9/15/44	1,297	1,105,395
Series 4619, Class KF, 5.00%, (30-day average SOFR + 0.864%), 6/15/39(1)	710	644,877
Series 4678, Class PC, 3.00%, 1/15/46	1,328	1,196,507
Series 4876, Class FA, 6.135%, (30-day average SOFR + 0.814%), 5/15/49(1)	6,420	6,220,763
Series 4995, Class ZN, 2.50%, 7/25/50	1,042	482,334
Series 5009, Class ZN, 3.50%, 7/25/50	5,161	3,600,298
Series 5028, Class AZ, 2.00%, 10/25/50	1,010	346,975
Series 5028, Class TZ, 2.00%, 10/25/50	2,713	1,232,038
Series 5028, Class ZA, 2.00%, 10/25/50	1,161	530,404
Series 5031, Class Z, 2.50%, 10/25/50	8	4,023
Series 5035, Class AZ, 2.00%, 11/25/50	1,475	595,975
Series 5035, Class ZK, 2.50%, 11/25/50	17,294	8,789,878
Series 5035, Class ZT, 2.00%, 10/25/50	1,650	646,234
Series 5037, Class ZQ, 2.00%, 11/25/50	779	300,833
Series 5038, Class Z, 2.50%, 10/25/50	4	1,430
Series 5038, Class ZN, 2.00%, 11/25/50	1,820	630,153
Series 5039, Class PZ, 2.00%, 11/25/50	1,177	429,899
Series 5039, Class ZJ, 2.00%, 11/25/50	357	123,832
Series 5040, Class TZ, 2.50%, 11/25/50	4,345	1,944,663
Series 5048, Class CZ, 2.00%, 12/25/50	1,898	694,713
Series 5058, Class Z, 2.00%, 1/25/51	714	258,760
Series 5058, Class ZA, 2.00%, 1/25/51	1,036	390,039
Series 5058, Class ZH, 3.00%, 5/25/50	2,941	1,486,408
Series 5068, Class UZ, 2.50%, 1/25/51	9,578	4,915,822
Series 5071, Class CS, 0.00%, (3.30% - 30-day average SOFR, Floor 0.00%), 2/25/51(2)	6,990	3,161,335
Series 5071, Class SP, 0.00%, (3.30% - 30-day average SOFR, Floor 0.00%), 2/25/51(2)	9,615	3,294,021
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.: (continued)
Series 5072, Class ZU, 2.50%, 2/25/51	$3,051	$ 1,387,500
Series 5083, Class SK, 0.00%, (3.867% - 30-day average SOFR x 1.333, Floor 0.00%), 3/25/51(2)	8,471	4,240,348
Series 5083, Class ZW, 2.50%, 3/25/51	5,115	2,297,756
Series 5090, Class PZ, 2.50%, 3/25/51	534	226,481
Series 5093, Class Z, 3.00%, 1/25/51	1	461
Series 5093, Class ZM, 3.00%, 3/25/51	2	1,054
Series 5101, Class EZ, 2.00%, 3/25/51	2,043	917,608
Series 5104, Class WZ, 3.00%, 4/25/51	909	501,249
Series 5114, Class ZH, 3.00%, 5/25/51	443	245,302
Series 5123, Class JZ, 2.00%, 7/25/51	780	352,536
Series 5129, Class CZ, 3.00%, 8/25/50	15,212	8,280,510
Series 5129, Class HZ, 1.25%, 4/25/50	1,637	627,781
Series 5129, Class TZ, 2.50%, 8/25/51	3,227	1,346,729
Series 5129, Class WZ, 3.00%, 8/25/50	1	469
Series 5129, Class ZE, 3.00%, 9/25/50	207	95,933
Series 5129, Class ZH, 3.00%, 7/25/50	1	492
Series 5129, Class ZW, 3.00%, 8/25/50	1	329
Series 5131, Class QZ, 3.00%, 7/25/51	2,996	1,602,196
Series 5132, Class LZ, 2.50%, 8/25/51	8,497	4,021,157
Series 5135, Class MZ, 2.50%, 8/25/51	12,974	6,551,810
Series 5136, Class ZJ, 2.50%, 8/25/51	17,384	8,523,911
Series 5139, Class DZ, 2.50%, 9/25/51	10,454	5,127,747
Series 5139, Class EZ, 2.50%, 9/25/51	12,126	5,777,281
Series 5140, Class WZ, 2.50%, 9/25/51	6,841	3,523,453
Series 5141, Class ZJ, 2.50%, 9/25/51	12,615	6,189,741
Series 5141, Class ZP, 3.00%, 4/25/50	12,486	7,488,263
Series 5144, Class Z, 2.50%, 9/25/51	36,071	18,580,477
Series 5148, Class AZ, 2.50%, 10/25/51	39,518	20,467,344
Series 5150, Class QZ, 2.50%, 10/25/51	4,813	2,466,056
Series 5150, Class ZJ, 2.50%, 10/25/51	13,823	7,100,366
Series 5150, Class ZN, 2.50%, 10/25/51	1,216	556,828
Series 5159, Class KZ, 3.00%, 11/25/51	6,683	3,866,455
Series 5159, Class MZ, 3.00%, 11/25/51	1,013	533,537
Series 5159, Class ZP, 3.00%, 11/25/51	4,570	2,448,741
Series 5159, Class ZT, 3.00%, 11/25/51	8,160	4,653,019
Series 5160, Class ZW, 3.00%, 8/25/50	2,705	1,693,024
Series 5163, Class Z, 3.00%, 11/25/51	5,737	2,903,108
Series 5166, Class ZN, 3.00%, 9/25/50	10,300	5,385,266
Series 5168, Class MZ, 3.00%, 10/25/51	6,546	3,654,656
Series 5169, Class JZ, 3.00%, 1/25/49	383	211,739
Series 5300, Class EY, 6.00%, 12/25/52	5,000	4,779,322
Series 5327, Class B, 6.00%, 8/25/53	20,000	19,083,588
Interest Only:(3)
Series 354, Class C11, 3.50%, 7/15/46	8,349	1,471,551
Series 354, Class C15, 3.50%, 11/15/46	7,710	1,636,987

7
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 362, Class C7, 3.50%, 9/15/47	$13,483	$ 2,478,874
Series 362, Class C11, 4.00%, 12/15/47	4,009	840,108
Series 362, Class C12, 4.00%, 12/15/47	8,144	1,676,515
Series 380, Class C1, 3.00%, 1/25/50	30,626	5,345,097
Series 380, Class C5, 3.50%, 1/25/50	9,538	1,807,382
Series 3030, Class SL, 0.665%, (5.986% - 30-day average SOFR), 9/15/35(2)	852	43,939
Series 3114, Class TS, 1.215%, (6.536% - 30-day average SOFR), 9/15/30(2)	1,381	42,437
Series 3339, Class JI, 1.155%, (6.476% - 30-day average SOFR), 7/15/37(2)	792	60,193
Series 4088, Class EI, 3.50%, 9/15/41	5	4
Series 4094, Class CS, 0.565%, (5.886% - 30-day average SOFR), 8/15/42(2)	610	46,345
Series 4109, Class SA, 0.765%, (6.086% - 30-day average SOFR), 9/15/32(2)	943	42,482
Series 4497, Class CS, 0.765%, (6.086% - 30-day average SOFR), 9/15/44(2)	171	2,348
Series 4507, Class EI, 4.00%, 8/15/44	2,498	329,068
Series 4507, Class MI, 3.50%, 8/15/44	262	12,278
Series 4549, Class DS, 0.465%, (5.786% - 30-day average SOFR), 8/15/45(2)	784	37,266
Series 4601, Class IN, 3.50%, 7/15/46	13,192	2,373,301
Series 4625, Class BI, 3.50%, 6/15/46	2,600	445,035
Series 4637, Class IP, 3.50%, 4/15/44	127	4,765
Series 4749, Class IL, 4.00%, 12/15/47	916	183,209
Series 4768, Class IO, 4.00%, 3/15/48	1,052	210,944
Series 4768, Class KI, 4.00%, 11/15/47	1,849	368,354
Series 4772, Class PI, 4.00%, 1/15/48	1,143	229,182
Series 4791, Class JI, 4.00%, 5/15/48	1,664	349,288
Series 4791, Class SA, 0.765%, (6.086% - 30-day average SOFR), 5/15/48(2)	4,586	400,657
Series 4796, Class AS, 0.765%, (6.086% - 30-day average SOFR), 5/15/48(2)	2,904	247,703
Series 4808, Class IB, 4.00%, 5/15/48	4,448	930,974
Series 4966, Class SY, 0.615%, (5.936% - 30-day average SOFR), 4/25/50(2)	4,297	400,129
Series 5008, Class IE, 2.00%, 9/25/50	34,208	4,010,986
Series 5010, Class I, 2.00%, 9/25/50	30,175	3,558,065
Series 5010, Class IB, 2.00%, 9/25/50	44,637	5,233,750
Series 5010, Class IN, 2.00%, 9/25/50	52,495	6,199,919
Series 5010, Class NI, 2.00%, 9/25/50	14,927	1,870,985
Series 5016, Class UI, 2.00%, 9/25/50	14,284	1,674,800
Series 5017, Class DI, 2.00%, 9/25/50	29,588	3,469,228
Series 5019, Class CI, 2.00%, 10/25/50	24,213	2,862,692
Series 5020, Class CI, 2.00%, 9/25/50	5,967	682,504
Series 5024, Class CI, 2.00%, 10/25/50	61,924	7,338,522
Series 5025, Class GI, 2.00%, 10/25/50	10,480	1,238,224
Series 5028, Class TI, 2.00%, 10/25/50	13,241	1,262,167
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 5038, Class DI, 2.00%, 11/25/50	$75,519	$ 8,923,415
Series 5051, Class S, 0.00%, (3.60% - 30-day average SOFR, Floor 0.00%), 12/25/50(2)	30,020	714,483
Series 5070, Class CI, 2.00%, 2/25/51	74,866	9,480,258
Series 5156, Class IP, 3.00%, 12/25/49	23,761	3,745,929
Series 5191, Class IB, 2.50%, 2/25/51	49,883	7,647,588
Principal Only:(4)
Series 213, Class PO, 0.00%, 6/1/31	904	773,992
Series 239, Class PO, 0.00%, 8/15/36	483	355,976
Series 246, Class PO, 0.00%, 5/15/37	1,172	897,838
Series 3072, Class WO, 0.00%, 11/15/35	411	322,670
Series 3342, Class KO, 0.00%, 7/15/37	164	129,167
Series 3476, Class PO, 0.00%, 7/15/38	209	153,513
Series 3862, Class PO, 0.00%, 5/15/41	434	319,968
Series 4239, Class OU, 0.00%, 7/15/43	2,826	1,354,862
Federal National Mortgage Association:
Series G97-4, Class FA, 6.235%, (30-day average SOFR + 0.914%), 6/17/27(1)	49	48,943
Series 2001-4, Class GA, 9.00%, 4/17/25(5)	0 (6)	20
Series 2009-48, Class WA, 5.794%, 7/25/39(5)	217	216,346
Series 2009-62, Class WA, 5.582%, 8/25/39(5)	314	311,207
Series 2010-112, Class DZ, 4.00%, 10/25/40	321	289,832
Series 2011-49, Class NT, 6.00%, (64.855% - 30-day average SOFR x 10.00, Cap 6.00%), 6/25/41(2)	127	115,523
Series 2012-51, Class FD, 6.015%, (30-day average SOFR + 0.694%), 5/25/42(1)	15,975	15,467,673
Series 2012-103, Class ZP, 3.00%, 9/25/42	808	559,138
Series 2012-115, Class MX, 0.00%, (3.329% - 30-day average SOFR x 1.154, Floor 0.00%), 10/25/42(2)	628	193,360
Series 2012-128, Class SH, 0.00%, (3.886% - 30-day average SOFR, Floor 0.00%), 11/25/42(2)	3,753	2,003,506
Series 2012-128, Class WS, 0.00%, (3.886% - 30-day average SOFR, Floor 0.00%), 11/25/42(2)	547	287,767
Series 2012-134, Class ZT, 2.00%, 12/25/42	982	746,180
Series 2013-52, Class GA, 1.00%, 6/25/43	571	460,010
Series 2013-58, Class SC, 0.00%, (5.828% - 30-day average SOFR x 1.50, Floor 0.00%), 6/25/43(2)	2,651	1,698,053
Series 2013-67, Class NF, 5.00%, (30-day average SOFR + 1.114%), 7/25/43(1)	631	553,652
Series 2014-1, Class HF, 5.00%, (30-day average SOFR + 1.614%), 6/25/43(1)	730	628,718
Series 2014-5, Class LB, 2.50%, 7/25/43	7	7,424
Series 2015-74, Class SL, 0.00%, (2.282% - 30-day average SOFR x 0.587, Floor 0.00%), 10/25/45(2)	1,883	942,198
Series 2016-26, Class KS, 0.00%, (5.05% - 30-day average SOFR x 1.75, Floor 0.00%), 11/25/42(2)	1,603	1,093,663
Series 2017-15, Class LE, 3.00%, 6/25/46	113	108,946

8
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 2017-56, Class KF, 6.00%, (30-day average SOFR + 1.114%), 7/25/47(1)	$561	$ 504,321
Series 2017-56, Class KS, 0.00%, (4.886% - 30-day average SOFR, Floor 0.00%), 7/25/47(2)	314	133,293
Series 2019-1, Class FA, 6.00%, (30-day average SOFR + 0.714%), 2/25/49(1)	6,554	6,381,470
Series 2019-8, Class FD, 6.135%, (30-day average SOFR + 0.814%), 3/25/49(1)	20,460	19,829,783
Series 2019-9, Class LF, 5.985%, (30-day average SOFR + 0.664%), 3/25/49(1)	7,930	7,645,841
Series 2019-16, Class AF, 5.985%, (30-day average SOFR + 0.664%), 4/25/49(1)	6,848	6,558,426
Series 2020-45, Class MA, 0.00%, (3.108% - 30-day average SOFR x 0.80, Floor 0.00%), 6/25/43(2)	1,126	764,845
Series 2020-63, Class ZN, 3.00%, 9/25/50	309	149,972
Series 2020-86, Class ZP, 2.50%, 12/25/50	1,392	569,950
Series 2020-95, Class BZ, 2.50%, 1/25/51	319	124,935
Series 2020-96, Class DZ, 2.50%, 1/25/51	8,316	4,007,996
Series 2020-96, Class EZ, 2.50%, 1/25/51	656	264,370
Series 2020-96, Class KZ, 2.50%, 1/25/51	312	124,789
Series 2021-3, Class ZH, 2.50%, 2/25/51	1,703	732,324
Series 2021-8, Class NZ, 2.50%, 3/25/51	1,060	460,084
Series 2021-11, Class KZ, 3.00%, 6/25/50	551	294,723
Series 2021-14, Class GZ, 2.50%, 3/25/51	685	280,936
Series 2021-22, Class MZ, 3.00%, 4/25/51	2,265	1,179,885
Series 2021-42, Class ZA, 3.00%, 2/25/51	4,799	2,622,710
Series 2021-42, Class ZD, 3.00%, 11/25/50	5,940	3,260,476
Series 2021-45, Class DZ, 3.00%, 7/25/51	379	179,625
Series 2021-51, Class EZ, 2.50%, 8/25/51	1,228	546,639
Series 2021-52, Class JZ, 2.50%, 8/25/51	15,057	7,618,169
Series 2021-55, Class ZN, 2.50%, 8/25/51	354	153,840
Series 2021-56, Class LZ, 2.50%, 9/25/51	14,309	7,688,549
Series 2021-57, Class ZW, 2.50%, 7/25/51	19,029	9,277,416
Series 2021-59, Class EZ, 2.50%, 9/25/51	1,462	667,049
Series 2021-61, Class Z, 2.50%, 9/25/51	13,000	6,734,924
Series 2021-63, Class QZ, 2.50%, 6/25/51	9,726	4,635,161
Series 2021-64, Class ZJ, 2.50%, 10/25/51	17,626	8,699,155
Series 2021-66, Class JZ, 2.50%, 10/25/51	13,087	6,602,512
Series 2021-69, Class JZ, 2.50%, 10/25/51	13,720	7,107,980
Series 2021-77, Class WZ, 3.00%, 8/25/50	1,861	909,977
Series 2021-95, Class ZC, 3.00%, 8/25/51	4,503	2,511,231
Series 2022-2, Class ZN, 3.00%, 2/25/52	11,693	6,527,747
Series 2023-12, Class LW, 6.00%, 4/25/53	15,000	14,338,712
Series 2023-13, Class LY, 6.00%, 4/25/53	9,120	8,653,015
Series 2023-14, Class EL, 6.00%, 4/25/53	23,200	21,969,847
Interest Only:(3)
Series 296, Class 2, 8.00%, 4/25/24	0 (6)	1
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 424, Class C8, 3.50%, 2/25/48	$3,720	$ 688,367
Series 2004-60, Class SW, 1.615%, (6.936% - 30-day average SOFR), 4/25/34(2)	599	13,728
Series 2005-68, Class XI, 6.00%, 8/25/35	1,088	201,289
Series 2006-65, Class PS, 1.785%, (7.106% - 30-day average SOFR), 7/25/36(2)	677	66,316
Series 2007-99, Class SD, 0.965%, (6.286% - 30-day average SOFR), 10/25/37(2)	1,026	74,204
Series 2007-102, Class ST, 1.005%, (6.326% - 30-day average SOFR), 11/25/37(2)	512	31,444
Series 2011-59, Class IW, 6.00%, 7/25/41	742	135,756
Series 2011-101, Class IC, 3.50%, 10/25/26	682	19,089
Series 2012-147, Class SA, 0.665%, (5.986% - 30-day average SOFR), 1/25/43(2)	742	55,513
Series 2014-41, Class SA, 0.615%, (5.936% - 30-day average SOFR), 7/25/44(2)	718	78,788
Series 2014-55, Class IL, 3.50%, 9/25/44	608	126,419
Series 2014-55, Class IN, 3.50%, 7/25/44	571	116,099
Series 2014-89, Class IO, 3.50%, 1/25/45	948	202,585
Series 2015-22, Class GI, 3.50%, 4/25/45	293	53,932
Series 2015-31, Class SG, 0.665%, (5.986% - 30-day average SOFR), 5/25/45(2)	781	104,539
Series 2015-36, Class IL, 3.00%, 6/25/45	833	119,070
Series 2016-61, Class DI, 3.00%, 4/25/46	669	69,898
Series 2018-21, Class IO, 3.00%, 4/25/48	4,061	721,911
Series 2018-42, Class IA, 3.50%, 6/25/47	970	174,560
Series 2019-1, Class SA, 0.00%, (5.286% - 30-day average SOFR, Floor 0.00%), 2/25/49(2)	4,582	161,521
Series 2020-23, Class SP, 0.615%, (5.936% - 30-day average SOFR), 2/25/50(2)	12,046	1,134,681
Series 2020-45, Class HI, 2.50%, 7/25/50	6,516	931,099
Series 2020-73, Class NI, 2.00%, 10/25/50	6,498	769,752
Series 2020-89, Class PI, 2.50%, 12/25/50	13,149	1,970,897
Series 2020-94, Class DI, 2.00%, 1/25/51	15,056	1,892,404
Series 2021-3, Class KI, 2.50%, 2/25/51	28,482	4,013,033
Series 2021-3, Class LI, 2.50%, 2/25/51	26,984	3,732,180
Series 2021-10, Class EI, 2.00%, 3/25/51	11,886	1,515,774
Series 2021-34, Class QI, 3.00%, 6/25/51	39,010	6,580,813
Series 2021-73, Class AI, 2.50%, 6/25/49	7,946	832,007
Series 2021-94, Class CI, 3.00%, 1/25/52	11,017	1,800,855
Series 2022-6, Class IO, 2.50%, 7/25/51	31,038	4,776,874
Principal Only:(4)
Series 379, Class 1, 0.00%, 5/25/37	1,023	769,980
Series 380, Class 1, 0.00%, 7/25/37	245	189,647
Series 2007-17, Class PO, 0.00%, 3/25/37	181	131,944
Series 2009-82, Class PO, 0.00%, 10/25/39	469	353,440
Series 2012-5, Class PO, 0.00%, 12/25/39	324	248,395
Series 2012-61, Class PO, 0.00%, 8/25/37	1,448	1,118,436

9
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Principal Only: (continued)
Series 2014-9, Class DO, 0.00%, 2/25/43	$7,385	$ 5,122,460
Series 2014-17, Class PO, 0.00%, 4/25/44	1,038	697,840
Government National Mortgage Association:
Series 2012-77, Class MT, 5.839%, (1 mo. SOFR + 0.504%), 5/16/41(1)	358	337,669
Series 2014-H20, Class MF, 4.915%, (1 mo. SOFR + 0.764%), 10/20/64(1)	4,411	4,377,200
Series 2015-144, Class KB, 3.00%, 8/20/44	503	395,242
Series 2015-H03, Class FD, 4.402%, (1 mo. SOFR + 0.754%), 1/20/65(1)	16,135	15,982,211
Series 2015-H05, Class FB, 4.528%, (1 mo. SOFR + 0.754%), 2/20/65(1)	17,068	16,901,504
Series 2016-168, Class JF, 6.00%, (1 mo. SOFR + 1.114%), 11/20/46(1)	128	116,912
Series 2017-121, Class DF, 5.00%, (1 mo. SOFR + 0.614%), 8/20/47(1)	3,108	2,907,412
Series 2017-137, Class AF, 5.00%, (1 mo. SOFR + 0.614%), 9/20/47(1)	1,398	1,306,409
Series 2018-H18, Class FG, 5.675%, (1 mo. SOFR + 0.714%), 10/20/68(1)	30,106	29,219,070
Series 2018-H20, Class FA, 6.043%, (1 mo. SOFR + 0.714%), 12/20/68(1)	47,721	46,332,513
Series 2020-76, Class ZL, 2.75%, 5/20/50	312	191,745
Series 2021-1, Class ZD, 3.00%, 1/20/51	1,587	1,009,278
Series 2021-8, Class ZG, 2.50%, 1/20/51	3,240	1,457,617
Series 2021-24, Class EZ, 2.50%, 1/20/51	3,517	1,595,548
Series 2021-24, Class KZ, 2.50%, 2/20/51	3,597	1,867,454
Series 2021-25, Class JZ, 2.50%, 2/20/51	2,002	807,395
Series 2021-49, Class VZ, 2.50%, 3/20/51	21	7,916
Series 2021-77, Class ZG, 3.00%, 7/20/50	355	166,875
Series 2021-86, Class ZJ, 1.50%, 5/20/51	284	110,285
Series 2021-97, Class MZ, 3.00%, 8/20/50	5,789	3,100,878
Series 2021-97, Class ZC, 3.00%, 8/20/50	7,419	4,044,827
Series 2021-105, Class MZ, 3.00%, 6/20/51	4,734	2,501,004
Series 2021-105, Class ZH, 1.50%, 6/20/51	1,487	726,679
Series 2021-107, Class GZ, 3.00%, 6/20/51	2,411	1,327,562
Series 2021-114, Class JZ, 3.00%, 6/20/51	2,067	1,055,856
Series 2021-118, Class EZ, 2.50%, 7/20/51	7,084	3,685,190
Series 2021-121, Class ZE, 2.50%, 7/20/51	126	55,451
Series 2021-122, Class ZL, 2.50%, 7/20/51	11,480	5,710,250
Series 2021-131, Class ZN, 3.00%, 7/20/51	2,604	1,473,153
Series 2021-136, Class WZ, 3.00%, 8/20/51	6,099	3,227,992
Series 2021-136, Class Z, 2.50%, 8/20/51	10,795	5,447,285
Series 2021-137, Class GZ, 2.50%, 8/20/51	1,244	709,231
Series 2021-138, Class Z, 2.50%, 8/20/51	11,498	6,155,246
Series 2021-154, Class ZC, 2.50%, 9/20/51	6,205	3,158,776
Series 2021-154, Class ZL, 3.00%, 9/20/51	8,252	3,966,164
Series 2021-156, Class ZQ, 2.50%, 9/20/51	4,925	2,589,827
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2021-159, Class ZJ, 2.50%, 9/20/51	$8,238	$ 4,310,151
Series 2021-159, Class ZP, 2.00%, 9/20/51	7,629	4,369,612
Series 2021-160, Class NZ, 3.00%, 9/20/51	2,574	1,247,389
Series 2021-172, Class ZA, 3.00%, 9/20/51	1,600	847,254
Series 2021-175, Class DZ, 3.00%, 10/20/51	2,104	1,015,564
Series 2021-177, Class JZ, 3.00%, 10/20/51	4,872	2,810,120
Series 2021-182, Class KZ, 3.00%, 10/20/51	1,330	643,547
Series 2021-194, Class HZ, 3.00%, 11/20/51	9,318	5,803,189
Series 2021-199, Class ZM, 3.00%, 11/20/51	3,818	1,997,950
Series 2021-213, Class NZ, 3.00%, 12/20/51	7,648	4,653,717
Series 2021-214, Class LZ, 3.00%, 12/20/51	10,413	6,404,482
Series 2022-31, Class ZD, 3.00%, 2/20/52	794	256,790
Series 2022-189, Class US, 3.222%, (22.733% - 30-day average SOFR x 3.667), 11/20/52(2)	12,128	10,989,254
Series 2022-195, Class AS, 3.436%, (23.125% - 30-day average SOFR x 3.70), 11/20/52(2)	3,608	3,521,067
Series 2022-197, Class SW, 3.549%, (16.32% - 30-day average SOFR x 2.40), 11/20/52(2)	6,933	6,296,565
Series 2022-208, Class YF, 6.321%, (30-day average SOFR + 1.00%), 12/20/52(1)	44,676	43,642,186
Series 2022-211, Class HF, 6.321%, (30-day average SOFR + 1.00%), 12/20/52(1)	178,705	174,524,934
Series 2023-53, Class AL, 5.50%, 4/20/53	26,000	23,631,904
Series 2023-53, Class SE, 3.039%, (22.55% - 30-day average SOFR x 3.667), 4/20/53(2)	16,634	15,403,399
Series 2023-63, Class LB, 6.00%, 5/20/53	10,000	9,482,454
Series 2023-63, Class S, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(2)	7,870	7,027,353
Series 2023-64, Class LB, 6.00%, 5/20/53	4,079	3,869,302
Series 2023-65, Class G, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(2)	11,795	10,271,916
Series 2023-65, Class SB, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(2)	3,868	3,533,991
Series 2023-65, Class SD, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(2)	2,981	2,794,543
Series 2023-66, Class S, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(2)	4,923	4,545,988
Series 2023-66, Class SD, 3.039%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(2)	1,969	1,758,469
Series 2023-82, Class AL, 6.00%, 6/20/53	18,360	17,399,071
Series 2023-83, Class GS, 3.122%, (27.60% - 30-day average SOFR x 4.60), 6/20/53(2)	8,203	7,330,432
Series 2023-83, Class S, 2.754%, (22.868% - 30-day average SOFR x 3.78), 6/20/53(2)	4,434	3,875,326
Series 2023-84, Class MW, 6.00%, 6/20/53	4,600	4,361,446
Series 2023-84, Class SN, 2.858%, (22.387% - 30-day average SOFR x 3.67), 6/20/53(2)	5,918	5,231,783
Series 2023-89, Class SD, 2.672%, (22.183% - 30-day average SOFR x 3.667), 6/20/53(2)	4,962	4,330,925
Series 2023-96, Class BL, 6.00%, 7/20/53	5,000	4,755,382
Series 2023-96, Class DB, 6.00%, 7/20/53	12,250	11,627,366

10
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
Series 2023-97, Class CB, 6.00%, 7/20/53	$14,000	$ 13,537,442
Series 2023-98, Class BW, 6.00%, 7/20/53	3,250	3,086,582
Series 2023-98, Class JB, 6.00%, 7/20/53	12,714	12,080,430
Series 2023-99, Class AL, 6.00%, 7/20/53	17,468	16,582,572
Series 2023-117, Class JB, 6.00%, 8/20/53	9,602	9,123,160
Interest Only:(3)
Series 2014-98, Class IM, 0.00%, 1/20/43(5)	4,933	106,085
Series 2015-151, Class KI, 0.00%, 11/20/42(5)	5,927	133,793
Series 2017-104, Class SD, 0.746%, (6.086% - 1 mo. SOFR), 7/20/47(2)	2,248	181,302
Series 2017-121, Class DS, 0.00%, (4.386% - 1 mo. SOFR, Floor 0.00%), 8/20/47(2)	2,528	71,519
Series 2018-127, Class SG, 0.796%, (6.136% - 1 mo. SOFR), 9/20/48(2)	6,097	417,069
Series 2019-27, Class SA, 0.596%, (5.936% - 1 mo. SOFR), 2/20/49(2)	2,097	166,136
Series 2019-38, Class SQ, 0.596%, (5.936% - 1 mo. SOFR), 3/20/49(2)	6,274	465,369
Series 2019-43, Class BS, 0.596%, (5.936% - 1 mo. SOFR), 4/20/49(2)	3,473	279,168
Series 2020-97, Class MI, 2.50%, 3/20/50	5,423	684,139
Series 2020-116, Class MI, 2.00%, 8/20/50	503	65,526
Series 2020-134, Class IM, 2.50%, 9/20/50	14,434	1,950,599
Series 2020-146, Class IQ, 2.00%, 10/20/50	135,705	15,071,912
Series 2020-146, Class QI, 2.00%, 10/20/50	40,579	4,438,599
Series 2020-151, Class AI, 2.00%, 10/20/50	85,089	10,463,972
Series 2020-162, Class BI, 2.00%, 10/20/50	19,339	2,349,267
Series 2020-167, Class KI, 2.00%, 11/20/50	84,306	9,369,884
Series 2020-167, Class YI, 2.00%, 11/20/50	102,503	12,172,178
Series 2020-173, Class DI, 2.00%, 11/20/50	84,282	10,189,368
Series 2020-176, Class AI, 2.00%, 11/20/50	28,483	3,249,322
Series 2020-176, Class HI, 2.50%, 11/20/50	19,644	2,668,393
Series 2020-181, Class TI, 2.00%, 12/20/50	82,896	9,555,050
Series 2020-185, Class BI, 2.00%, 12/20/50	16,605	1,918,687
Series 2021-9, Class GI, 2.00%, 1/20/51	40,724	4,736,456
Series 2021-15, Class AI, 2.00%, 1/20/51	22,219	2,685,387
Series 2021-23, Class TI, 2.50%, 2/20/51	11,403	1,485,033
Series 2021-30, Class AI, 2.00%, 2/20/51	9,410	1,126,869
Series 2021-46, Class IM, 2.50%, 3/20/51	4,612	614,130
Series 2021-56, Class SD, 0.00%, (2.30% - 30-day average SOFR, Floor 0.00%), 9/20/50(2)	14,678	141,862
Series 2021-56, Class SE, 0.00%, (2.30% - 30-day average SOFR, Floor 0.00%), 10/20/50(2)	5,387	52,656
Series 2021-77, Class SB, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 5/20/51(2)	16,473	346,466
Series 2021-77, Class SE, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 5/20/51(2)	10,067	211,724
Series 2021-97, Class IG, 2.50%, 8/20/49	75,029	8,223,906
Series 2021-97, Class QI, 3.00%, 6/20/51	16,508	2,446,004
Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2021-98, Class EI, 3.00%, 6/20/51	$32,488	$ 4,735,693
Series 2021-114, Class MI, 3.00%, 6/20/51	12,063	1,872,568
Series 2021-122, Class NI, 3.00%, 7/20/51	8,272	1,262,629
Series 2021-125, Class SA, 0.00%, (3.636% - 1 mo. SOFR, Floor 0.00%), 7/20/51(2)	19,422	408,187
Series 2021-131, Class QI, 3.00%, 7/20/51	31,473	3,986,963
Series 2021-140, Class YS, 0.00%, (1.586% - 1 mo. SOFR, Floor 0.00%), 8/20/51(2)	21,632	124,515
Series 2021-160, Class DI, 3.00%, 9/20/51	28,781	4,509,478
Series 2021-160, Class IT, 2.50%, 9/20/51	41,874	4,587,540
Series 2021-175, Class AS, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(2)	43,539	263,295
Series 2021-175, Class SB, 0.00%, (1.686% - 1 mo. SOFR, Floor 0.00%), 10/20/51(2)	21,891	132,620
Series 2021-193, Class IU, 3.00%, 11/20/49	65,468	8,913,152
Series 2021-193, Class YS, 0.00%, (2.45% - 30-day average SOFR, Floor 0.00%), 11/20/51(2)	50,580	440,924
Series 2021-196, Class GI, 3.00%, 11/20/51	31,358	4,470,698
Series 2021-201, Class PI, 3.00%, 11/20/51	26,974	3,140,525
Series 2021-209, Class IW, 3.00%, 11/20/51	17,157	2,252,774
Series 2022-104, Class IO, 2.50%, 6/20/51	26,217	3,411,301
Series 2022-119, Class CS, 0.00%, (3.00% - 30-day average SOFR, Floor 0.00%), 7/20/52(2)	208,493	1,577,169
Series 2022-119, Class SC, 0.00%, (3.00% - 30-day average SOFR, Floor 0.00%), 7/20/52(2)	23,166	175,241
Series 2022-126, Class AS, 0.00%, (3.69% - 30-day average SOFR, Floor 0.00%), 7/20/52(2)	62,173	827,905
Series 2022-126, Class SC, 0.00%, (3.73% - 30-day average SOFR, Floor 0.00%), 7/20/52(2)	46,332	632,657
Series 2022-135, Class SA, 0.00%, (3.00% - 30-day average SOFR, Floor 0.00%), 6/20/52(2)	129,741	1,085,400
Series 2023-13, Class SA, 0.079%, (5.40% - 30-day average SOFR), 1/20/53(2)	18,347	335,932
Series 2023-19, Class SD, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(2)	20,536	1,081,315
Series 2023-20, Class HS, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(2)	14,443	774,536
Series 2023-22, Class ES, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(2)	19,258	1,032,714
Series 2023-22, Class SA, 0.379%, (5.70% - 30-day average SOFR), 2/20/53(2)	32,170	877,709
Series 2023-24, Class SB, 0.00%, (5.15% - 30-day average SOFR, Floor 0.00%), 2/20/53(2)	38,516	946,458
Series 2023-24, Class SG, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(2)	19,258	1,032,714
Series 2023-32, Class SA, 0.979%, (6.30% - 30-day average SOFR), 2/20/53(2)	64,996	3,485,411
Series 2023-38, Class LS, 0.979%, (6.30% - 30-day average SOFR), 3/20/53(2)	29,155	1,559,761
Series 2023-47, Class HS, 0.979%, (6.30% - 30-day average SOFR), 3/20/53(2)	9,718	519,920

11
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
Series 2023-47, Class SC, 0.929%, (6.25% - 30-day average SOFR), 3/20/53(2)	$14,544	$ 758,232
Series 2023-53, Class SK, 0.879%, (6.20% - 30-day average SOFR), 4/20/53(2)	36,899	1,917,239
Series 2023-65, Class BS, 0.829%, (6.15% - 30-day average SOFR), 5/20/53(2)	31,243	1,715,912
Principal Only:(4)
Series 2009-117, Class PO, 0.00%, 12/16/39	758	554,389
Series 2010-88, Class OA, 0.00%, 7/20/40	497	351,676
Series 2015-24, Class KO, 0.00%, 6/20/35	563	485,423
Total Collateralized Mortgage Obligations (identified cost $1,804,788,168)		$1,377,985,697

U.S. Department of Agriculture Loans — 1.4%
Security	Principal Amount (000's omitted)	Value
USDA Guaranteed Loans:
8.00%, (USD Prime - 0.50%), 7/1/27(1)	$16,250	$ 16,264,311
8.00%, (USD Prime - 0.50%), 7/1/27(1)	26,507	26,532,692
Total U.S. Department of Agriculture Loans (identified cost $42,757,332)		$ 42,797,003

U.S. Government Agency Commercial Mortgage-Backed Securities — 0.5%
Security	Principal Amount (000's omitted)	Value
FRESB Mortgage Trust:
Interest Only:(3)
Series 2021-SB91, Class X1, 0.572%, 8/25/41(5)	$45,634	$ 1,242,596
Series 2021-SB92, Class X1, 0.58%, 8/25/41(5)	23,853	533,472
Government National Mortgage Association:
Interest Only:(3)
Series 2021-101, Class IO, 0.679%, 4/16/63(5)	54,342	2,855,792
Series 2021-132, Class IO, 0.726%, 4/16/63(5)	57,863	3,165,895
Series 2021-144, Class IO, 0.825%, 4/16/63(5)	51,574	3,037,582
Series 2021-186, Class IO, 0.765%, 5/16/63(5)	47,621	2,696,016
Series 2022-3, Class IO, 0.64%, 2/16/61(5)	67,741	3,150,714
Total U.S. Government Agency Commercial Mortgage-Backed Securities (identified cost $22,297,513)		$ 16,682,067

U.S. Government Agency Mortgage-Backed Securities — 76.5%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
3.894%, (COF + 2.275%), with maturity at 2025(7)	$44	$ 44,290
4.11%, (COF + 1.296%), with maturity at 2034(7)	9	9,034
4.14%, (COF + 1.25%), with maturity at 2025(7)	19	18,296
4.168%, (5 yr. CMT + 2.515%), with maturity at 2032(7)	144	137,898
4.196%, (COF + 1.254%), with maturity at 2035(7)	174	170,304
4.243%, (COF + 1.254%), with maturity at 2029(7)	5	4,947
4.50%, with maturity at 2035	285	271,712
4.502%, (COF + 1.252%), with maturity at 2032(7)	80	77,437
4.616%, (COF + 1.251%), with maturity at 2030(7)	112	110,505
4.649%, (COF + 1.254%), with maturity at 2033(7)	21	20,424
4.747%, (1 yr. CMT + 1.975%), with maturity at 2034(7)	479	477,049
4.834%, (1 yr. CMT + 2.249%), with maturity at 2038(7)	358	358,794
4.88%, (1 yr. CMT + 2.238%), with maturity at 2036(7)	400	400,468
5.00%, with maturity at 2052	5,055	4,576,975
5.186%, (COF + 2.292%), with maturity at 2037(7)	355	351,773
5.50%, with various maturities to 2053	139,203	132,352,756
5.554%, (1 yr. CMT + 2.255%), with maturity at 2035(7)	1,152	1,151,968
5.605%, (30-day average SOFR + 2.37%), with maturity at 2052(7)	676	651,766
5.685%, (1 yr. CMT + 2.318%), with maturity at 2036(7)	481	481,827
6.00%, with various maturities to 2053	11,265	10,995,811
7.00%, with maturity at 2033	47	46,767
Federal National Mortgage Association:
3.00%, with various maturities to 2050	17,004	13,804,516
4.144%, (COF + 1.254%), with maturity at 2033(7)	95	92,742
4.146%, (COF + 1.254%), with maturity at 2034(7)	20	18,973
4.149%, (COF + 1.254%), with maturity at 2033(7)	148	145,917
4.186%, (COF + 1.254%), with maturity at 2035(7)	41	40,108
4.219%, (COF + 1.25%), with various maturities to 2027(7)	63	62,359
4.223%, (COF + 1.254%), with maturity at 2034(7)	148	142,737
4.255%, (COF + 1.254%), with maturity at 2034(7)	86	83,730
4.406%, (COF + 1.26%), with maturity at 2036(7)	100	96,994
4.465%, (COF + 1.311%), with maturity at 2036(7)	56	54,113
4.50%, with maturity at 2052	927	829,137
4.594%, (COF + 1.258%), with maturity at 2036(7)	25	24,728
4.645%, (COF + 2.283%), with maturity at 2026(7)	31	31,183
4.664%, (COF + 1.695%), with maturity at 2029(7)	0 (6)	381
4.677%, (COF + 1.495%), with maturity at 2029(7)	161	160,658
4.721%, (COF + 1.26%), with maturity at 2037(7)	56	55,182

12
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
4.75%, (COF + 1.265%), with maturity at 2038(7)	$7	$ 7,161
4.771%, (COF + 1.802%), with maturity at 2034(7)	142	138,701
4.924%, (COF + 1.736%), with maturity at 2035(7)	178	174,089
4.925%, (1 yr. RFUCCT + 1.75%), with maturity at 2035(7)	323	324,658
4.951%, (COF + 1.859%), with maturity at 2034(7)	37	36,827
5.00%, with various maturities to 2048	1,051	958,489
5.05%, (COF + 1.791%), with maturity at 2035(7)	135	132,035
5.175%, (1 yr. RFUCCT + 1.80%), with maturity at 2034(7)	110	110,872
5.192%, (COF + 1.811%), with maturity at 2036(7)	303	295,793
5.225%, (1 yr. CMT + 2.206%), with maturity at 2039(7)	795	801,230
5.286%, (1 yr. CMT + 2.095%), with maturity at 2040(7)	171	171,175
5.292%, (1 yr. CMT + 2.547%), with maturity at 2038(7)	361	364,997
5.419%, (1 yr. CMT + 2.12%), with maturity at 2037(7)	375	377,174
5.441%, (1 yr. CMT + 2.156%), with maturity at 2036(7)	139	139,619
5.50%, 30-Year, TBA(8)	163,300	155,013,799
5.50%, with maturity at 2024	0 (6)	13
5.50%, with various maturities to 2052	52,451	49,853,004
5.50%, with various maturities to 2052(9)	441,923	420,098,612
5.599%, (COF + 1.736%), with maturity at 2034(7)	43	42,882
5.653%, (1 yr. CMT + 2.192%), with maturity at 2031(7)	45	44,273
6.00%, with maturity at 2023	0 (6)	66
6.00%, with various maturities to 2053	15,602	15,316,604
6.034%, (1 yr. CMT + 2.247%), with maturity at 2033(7)	954	959,713
6.068%, (1 yr. CMT + 2.068%), with maturity at 2033(7)	169	169,039
6.334%, (COF + 2.004%), with maturity at 2032(7)	24	24,519
6.50%, with various maturities to 2053	6,943	6,925,880
6.50%, 30-Year, TBA(8)	63,200	62,819,814
Government National Mortgage Association:
2.50%, with maturity at 2051	2,062	1,621,878
2.75%, (1 yr. CMT + 1.50%), with maturity at 2027(7)	38	36,307
3.00%, (1 yr. CMT + 1.50%), with maturity at 2026(7)	28	26,872
4.00%, with various maturities to 2052	9,637	8,448,660
4.50%, with various maturities to 2052	283,719	253,448,544
5.00%, with various maturities to 2052	90,814	84,376,714
5.50%, with various maturities to 2062	117,593	112,726,098
5.50%, 30-Year, TBA(8)	242,575	232,033,345
5.50%, with maturity at 2062	350	332,020
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association: (continued)
6.00%, with various maturities to 2063	$113,522	$ 111,826,079
6.00%, with maturity at 2053	1,994	1,964,249
6.00%, 30-Year, TBA(8)	339,775	332,962,613
6.50%, with various maturities to 2063	86,727	86,702,018
6.50%, 30-Year, TBA(8)	196,550	196,185,459
7.00%, with various maturities to 2062	27,325	27,660,215
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $2,424,405,427)		$2,334,006,368

U.S. Government Guaranteed Small Business Administration Pools & Loans — 4.8%
Security	Principal Amount (000's omitted)	Value
6.125%, (USD Prime - 2.375%), 2/25/29(1)	$31,842	$ 31,824,909
6.25%, (USD Prime - 2.25%), 1/25/44 to 2/25/44(1)	35,089	35,150,440
6.30%, (USD Prime - 2.20%), 4/25/44(1)	17,008	17,078,077
7.50%, (USD Prime - 1.00%), 4/25/44(1)	19,234	19,978,020
7.825%, (USD Prime - 0.675%), 2/25/44(1)	16,461	17,307,340
Interest Only:(10)(11)
1.03%, 1/18/39	402	9,294
1.26%, 2/15/44	1,436	56,060
1.51%, 2/15/44	1,053	46,454
1.56%, 3/14/44	528	23,896
1.76%, 12/18/28	89	2,430
1.81%, 7/10/43 to 2/6/44	5,221	235,226
1.88%, 12/18/43 to 12/27/43	5,833	285,513
1.91%, 7/15/42 to 4/15/44	17,616	844,401
1.93%, 6/14/43 to 2/8/44	21,937	1,099,838
2.01%, 3/12/29 to 2/15/44	3,626	182,518
2.06%, 3/15/29 to 3/15/44	9,269	490,975
2.13%, 9/14/43 to 1/9/44	4,967	266,063
2.16%, 3/15/42 to 4/15/44	2,633	143,354
2.18%, 12/3/28 to 2/15/44	14,184	776,523
2.19%, 11/14/32 to 5/16/43(12)	51,809	2,141,247
2.26%, 12/28/28 to 1/15/44	2,959	159,817
2.31%, 12/15/28 to 4/15/44	22,109	1,307,300
2.38%, 8/31/28 to 12/27/43	2,542	144,479
2.41%, 6/15/42 to 4/15/44	14,991	941,165
2.43%, 5/7/28 to 2/12/44	9,358	580,967
2.48%, 3/15/44	2,551	170,040
2.51%, 2/21/33 to 4/1/43(12)	14,443	872,941
2.51%, 7/12/28 to 1/15/44	2,988	190,037
2.56%, 12/15/28 to 9/18/44	18,957	1,237,425

13
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Interest Only: (continued)
2.61%, 4/15/29	$59	$ 2,416
2.63%, 9/13/42 to 1/11/44	2,400	171,873
2.66%, 6/15/42 to 4/15/44	10,107	682,581
2.68%, 10/19/28 to 2/19/44	16,797	1,076,814
2.73%, 7/29/26 to 12/13/42(12)	16,545	750,479
2.76%, 10/1/28 to 2/15/44	6,821	427,015
2.81%, 3/15/29 to 4/24/44	20,968	1,424,889
2.88%, 12/3/43 to 12/27/43	2,621	190,236
2.91%, 3/15/44	674	53,642
2.93%, 10/1/28 to 1/23/44	4,026	310,256
3.01%, 10/13/28 to 1/15/44	1,483	100,730
3.06%, 1/15/29 to 2/21/44	1,421	106,249
3.13%, 9/29/43 to 1/31/44	7,787	660,055
3.18%, 5/8/28 to 2/19/44	6,412	450,759
3.26%, 10/18/28 to 2/15/44	2,586	190,446
3.26%, 3/28/24 to 7/26/42(12)	8,014	454,651
3.31%, 4/15/29 to 2/28/44	2,950	294,660
3.36%, 1/15/29	46	2,404
3.38%, 8/28/43 to 1/16/44	7,192	695,399
3.43%, 4/27/28 to 7/27/43	17,463	1,156,107
3.51%, 10/11/28 to 3/15/44	10,792	828,150
3.53%, 3/10/26 to 3/23/42(12)	257	22,979
3.56%, 12/28/28 to 3/15/44	9,361	682,296
3.61%, 12/27/28	8	458
3.66%, 11/15/43 to 4/15/44	6,648	654,203
3.98%, 12/11/28 to 12/13/28	290	18,292
Total U.S. Government Guaranteed Small Business Administration Pools & Loans (identified cost $167,641,942)		$ 144,954,788

Short-Term Investments — 0.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(13)	5,892,398	$ 5,892,398
Total Short-Term Investments (identified cost $5,892,398)		$ 5,892,398
Total Investments — 128.6% (identified cost $4,467,782,780)		$3,922,318,321
Total Written Swaptions — (0.0)%(14) (premiums received $3,738,390)		$ (216,409)

TBA Sale Commitments — (12.1)%
U.S. Government Agency Mortgage-Backed Securities — (12.1)%
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association, 3.00%, 30-Year, TBA(8)	$ (17,400)	$ (13,909,805)
Federal National Mortgage Association, 4.50%, 30-Year, TBA(8)	(283,000)	(252,931,250)
Federal National Mortgage Association, 5.00%, 30-Year, TBA(8)	(100,176)	(92,377,138)
Government National Mortgage Association, 4.00%, 30-Year, TBA(8)	(9,700)	(8,524,605)
Total U.S. Government Agency Mortgage-Backed Securities (proceeds $371,507,787)		$ (367,742,798)
Total TBA Sale Commitments (proceeds $371,507,787)		$ (367,742,798)
Other Assets, Less Liabilities — (16.5)%		$ (505,164,062)
Net Assets — 100.0%		$3,049,195,052
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2023.
(3)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.
(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2023.
(6)	Principal amount is less than $500.
(7)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2023.
(8)	TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(9)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.

14
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Portfolio of Investments — continued

(10)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(11)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.
(12)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2023 of all interest only securities comprising the certificate.
(13)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(14)	Amount is less than (0.05)%.

Written Interest Rate Swaptions (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Expiration Date	Value
Option to enter into interest rate swap expiring 5/10/29 to receive 1.93% and pay SOFR	Bank of America, N.A.	USD	(501,491,332)	5/8/24	$ (216,409)
Total					$(216,409)
(1)	Amount is less than (0.05)%.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	11,851	Long	12/29/23	$1,238,151,748	$ (9,764,485)
U.S. Long Treasury Bond	(1,041)	Short	12/19/23	(113,924,438)	3,331,262
U.S. Ultra-Long Treasury Bond	(908)	Short	12/19/23	(102,206,750)	5,633,707
					$ (799,516)
15
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Fund Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
USD	450,000	Receives	SOFR (pays annually)	3.07% (pays annually)	10/14/32	$ 48,674,250	$ —	$ 48,674,250
USD	94,000	Receives	SOFR (pays annually)	3.16% (pays annually)	1/5/33	11,417,263	—	11,417,263
USD	125,000	Receives	SOFR (pays annually)	2.47% (pays annually)	3/28/33	21,673,725	(2,561,679)	19,112,046
USD	300,000	Receives	SOFR (pays quarterly)	2.01% (pays semi-annually)	2/16/52	128,691,782	—	128,691,782
USD	300,000	Receives	SOFR (pays annually)	1.92% (pays annually)	4/8/52	124,842,906	—	124,842,906
USD	100,000	Receives	SOFR (pays annually)	1.89% (pays annually)	8/3/52	40,790,922	(958)	40,789,964
Total						$376,090,848	$(2,562,637)	$373,528,211
Abbreviations:
CMT	– Constant Maturity Treasury
COF	– Cost of Funds 11th District
OTC	– Over-the-counter
RFUCCT	– Refinitiv USD IBOR Consumer Cash Fallbacks Term
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
Currency Abbreviations:
USD	– United States Dollar
16
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $4,461,890,382)	$ 3,916,425,923
Affiliated investments, at value (identified cost $5,892,398)	5,892,398
Deposits for forward purchase commitments	3,768,000
Deposits for reverse repurchase agreements	1,470,000
Deposits for derivatives collateral:
Futures contracts	9,522,440
Centrally cleared swap contracts	71,433,061
OTC swaptions	230,000
Interest receivable	22,271,421
Dividends receivable from affiliated investments	168,702
Receivable for investments sold	868,862,605
Receivable for TBA sale commitments	371,507,787
Receivable for Fund shares sold	9,459,002
Receivable for variation margin on open centrally cleared swap contracts	6,597,956
Trustees' deferred compensation plan	88,046
Total assets	$5,287,697,341
Liabilities
Cash collateral due to brokers	$ 3,198,000
Payable for reverse repurchase agreements, including accrued interest of $273,357	34,902,317
Written swaptions outstanding, at value (premiums received $3,738,390)	216,409
Payable for forward commitment securities	1,791,475,579
TBA sale commitments, at value (proceeds receivable $371,507,787)	367,742,798
Payable for Fund shares redeemed	31,063,900
Payable for variation margin on open futures contracts	5,262,414
Distributions payable	1,185,494
Due to custodian	563,671
Payable to affiliates:
Investment adviser fee	1,281,740
Distribution and service fees	156,457
Trustees' fees	9,223
Trustees' deferred compensation plan	88,046
Accrued expenses	1,356,241
Total liabilities	$2,238,502,289
Net Assets	$3,049,195,052
Sources of Net Assets
Paid-in capital	$ 3,858,593,248
Accumulated loss	(809,398,196)
Net Assets	$3,049,195,052
Advisers Class Shares
Net Assets	$ 72,271,600
Shares Outstanding	10,084,460
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 7.17
Class A Shares
Net Assets	$ 465,669,721
Shares Outstanding	64,930,524
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 7.17
Maximum Offering Price Per Share (100 ÷ 97.75 of net asset value per share)	$ 7.34
17
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Statement of Assets and Liabilities — continued

October 31, 2023
Class C Shares
Net Assets	$ 46,203,473
Shares Outstanding	6,433,543
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 7.18
Class I Shares
Net Assets	$2,465,050,258
Shares Outstanding	344,121,684
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 7.16
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
18
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income from affiliated investments	$ 3,522,671
Interest income	226,015,141
Total investment income	$ 229,537,812
Expenses
Investment adviser fee	$ 21,288,148
Distribution and service fees:
Advisers Class	332,504
Class A	1,661,212
Class C	492,039
Trustees’ fees and expenses	108,660
Custodian fee	896,157
Transfer and dividend disbursing agent fees	2,198,342
Legal and accounting services	365,929
Printing and postage	732,206
Registration fees	153,168
Interest expense and fees	8,836,935
Miscellaneous	205,231
Total expenses	$ 37,270,531
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 117,120
Total expense reductions	$ 117,120
Net expenses	$ 37,153,411
Net investment income	$ 192,384,401
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (274,759,997)
Written options and swaptions	13,154,617
Futures contracts	19,483,826
Swap contracts	51,897,880
Net realized loss	$(190,223,674)
Change in unrealized appreciation (depreciation):
Investments	$ (22,938,844)
Written options and swaptions	7,295,392
TBA sale commitments	(26,941,197)
Futures contracts	(100,385,149)
Swap contracts	126,106,275
Net change in unrealized appreciation (depreciation)	$ (16,863,523)
Net realized and unrealized loss	$(207,087,197)
Net decrease in net assets from operations	$ (14,702,796)
19
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 192,384,401	$ 144,933,239
Net realized loss	(190,223,674)	(255,824,063)
Net change in unrealized appreciation (depreciation)	(16,863,523)	(78,363,249)
Net decrease in net assets from operations	$ (14,702,796)	$ (189,254,073)
Distributions to shareholders:
Advisers Class	$ (6,572,022)	$ (5,106,640)
Class A	(33,037,453)	(23,856,615)
Class C	(2,536,047)	(1,110,912)
Class I	(190,816,660)	(124,075,281)
Total distributions to shareholders	$ (232,962,182)	$ (154,149,448)
Tax return of capital to shareholders:
Advisers Class	$ —	$ (595,669)
Class A	—	(2,607,488)
Class C	—	(131,406)
Class I	—	(13,935,767)
Total tax return of capital to shareholders	$ —	$ (17,270,330)
Transactions in shares of beneficial interest:
Advisers Class	$ (121,675,168)	$ (62,059,678)
Class A	(377,404,758)	(1,079,149,132)
Class C	(22,733,550)	(27,197,878)
Class I	(2,072,888,856)	(2,659,546,385)
Net decrease in net assets from Fund share transactions	$(2,594,702,332)	$ (3,827,953,073)
Net decrease in net assets	$(2,842,367,310)	$ (4,188,626,924)
Net Assets
At beginning of year	$ 5,891,562,362	$10,080,189,286
At end of year	$ 3,049,195,052	$ 5,891,562,362
20
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Financial Highlights

	Advisers Class
	Year Ended October 31,		Period Ended October 31,
	2023	2022	2021 (1)
Net asset value — Beginning of period	$ 7.610	$ 7.990	$ 8.100
Income (Loss) From Operations
Net investment income(2)	$ 0.304	$ 0.133	$ 0.033
Net realized and unrealized loss	(0.371)	(0.349)	(0.089)
Total loss from operations	$ (0.067)	$ (0.216)	$ (0.056)
Less Distributions
From net investment income	$ (0.373)	$ (0.147)	$ (0.051)
Tax return of capital	—	(0.017)	(0.003)
Total distributions	$ (0.373)	$ (0.164)	$ (0.054)
Net asset value — End of period	$ 7.170	$ 7.610	$ 7.990
Total Return(3)	(0.92)%	(2.73)%	(0.70)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,272	$201,056	$276,067
Ratios (as a percentage of average daily net assets):
Expenses	1.02% (5)(6)	0.79% (5)(6)	0.75% (7)
Net investment income	4.08%	1.69%	0.90% (7)
Portfolio Turnover	711% (8)	798% (8)	310% (8)(9)
(1)	For the period from the commencement of operations, May 17, 2021, to October 31, 2021.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(6)	Includes interest expense, including on reverse repurchase agreements, of 0.20% and 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively.
(7)	Annualized.
(8)	Includes the effect of To Be Announced (TBA) transactions.
(9)	For the year ended October 31, 2021.
21
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Financial Highlights — continued

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.610	$ 8.000	$ 8.120	$ 8.100	$ 8.200
Income (Loss) From Operations
Net investment income(1)	$ 0.304	$ 0.127	$ 0.072	$ 0.097	$ 0.202
Net realized and unrealized gain (loss)	(0.370)	(0.353)	(0.072)	0.104	(0.057)
Total income (loss) from operations	$ (0.066)	$ (0.226)	$ —	$ 0.201	$ 0.145
Less Distributions
From net investment income	$ (0.374)	$ (0.147)	$ (0.114)	$ (0.166)	$ (0.245)
From net realized gain	—	—	—	(0.015)	—
Tax return of capital	—	(0.017)	(0.006)	—	—
Total distributions	$ (0.374)	$ (0.164)	$ (0.120)	$ (0.181)	$ (0.245)
Net asset value — End of year	$ 7.170	$ 7.610	$ 8.000	$ 8.120	$ 8.100
Total Return(2)	(0.92)%	(2.85)%	(0.01)%	2.51%	1.78%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$465,670	$879,760	$2,018,166	$1,764,637	$795,015
Ratios (as a percentage of average daily net assets):
Expenses	1.02% (3)(4)	0.79% (3)(4)	0.77%	0.82% (4)	0.85% (4)
Net investment income	4.07%	1.61%	0.89%	1.19%	2.47%
Portfolio Turnover	711% (5)	798% (5)	310% (5)	152% (5)	59%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(4)	Includes interest expense, including on reverse repurchase agreements, of 0.20%, 0.01%, 0.02% and 0.02% of average daily net assets for the years ended October 31, 2023, 2022, 2020 and 2019, respectively.
(5)	Includes the effect of To Be Announced (TBA) transactions.
22
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.620	$ 8.010	$ 8.130	$ 8.110	$ 8.210
Income (Loss) From Operations
Net investment income(1)	$ 0.259	$ 0.088	$ 0.024	$ 0.054	$ 0.154
Net realized and unrealized gain (loss)	(0.370)	(0.361)	(0.073)	0.098	(0.058)
Total income (loss) from operations	$ (0.111)	$ (0.273)	$ (0.049)	$ 0.152	$ 0.096
Less Distributions
From net investment income	$ (0.329)	$ (0.104)	$ (0.067)	$ (0.117)	$ (0.196)
From net realized gain	—	—	—	(0.015)	—
Tax return of capital	—	(0.013)	(0.004)	—	—
Total distributions	$ (0.329)	$ (0.117)	$ (0.071)	$ (0.132)	$ (0.196)
Net asset value — End of year	$ 7.180	$ 7.620	$ 8.010	$ 8.130	$ 8.110
Total Return(2)	(1.51)%	(3.43)%	(0.60)%	1.89%	1.18%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,203	$72,212	$103,518	$144,742	$112,868
Ratios (as a percentage of average daily net assets):
Expenses	1.62% (3)(4)	1.39% (3)(4)	1.37%	1.42% (4)	1.45% (4)
Net investment income	3.47%	1.11%	0.30%	0.67%	1.88%
Portfolio Turnover	711% (5)	798% (5)	310% (5)	152% (5)	59%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(4)	Includes interest expense, including on reverse repurchase agreements, of 0.20%, 0.01%, 0.02% and 0.02% of average daily net assets for the years ended October 31, 2023, 2022, 2020 and 2019, respectively.
(5)	Includes the effect of To Be Announced (TBA) transactions.
23
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 7.600	$ 7.990	$ 8.110	$ 8.090	$ 8.190
Income (Loss) From Operations
Net investment income(1)	$ 0.322	$ 0.153	$ 0.093	$ 0.118	$ 0.223
Net realized and unrealized gain (loss)	(0.370)	(0.359)	(0.073)	0.103	(0.058)
Total income (loss) from operations	$ (0.048)	$ (0.206)	$ 0.020	$ 0.221	$ 0.165
Less Distributions
From net investment income	$ (0.392)	$ (0.165)	$ (0.133)	$ (0.186)	$ (0.265)
From net realized gain	—	—	—	(0.015)	—
Tax return of capital	—	(0.019)	(0.007)	—	—
Total distributions	$ (0.392)	$ (0.184)	$ (0.140)	$ (0.201)	$ (0.265)
Net asset value — End of year	$ 7.160	$ 7.600	$ 7.990	$ 8.110	$ 8.090
Total Return(2)	(0.81)%	(2.49)%	0.24%	2.76%	2.04%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,465,050	$4,738,534	$7,682,437	$6,765,473	$3,605,659
Ratios (as a percentage of average daily net assets):
Expenses	0.77% (3)(4)	0.54% (3)(4)	0.52%	0.57% (4)	0.60% (4)
Net investment income	4.32%	1.94%	1.15%	1.46%	2.73%
Portfolio Turnover	711% (5)	798% (5)	310% (5)	152% (5)	59%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% and less than 0.01% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(4)	Includes interest expense, including on reverse repurchase agreements, of 0.20%, 0.01%, 0.02% and 0.02% of average daily net assets for the years ended October 31, 2023, 2022, 2020 and 2019, respectively.
(5)	Includes the effect of To Be Announced (TBA) transactions.
24
See Notes to Financial Statements.

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
25

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements — continued

As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Futures Contracts —Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
J  Credit Default Swaps—When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes,
26

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements — continued

unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 8 and 12. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
K  Written Options—Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
L  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
M  Swaptions—A purchased swaption contract grants the Fund, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Fund purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Fund the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Fund writes a swaption, the premium received by the Fund is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Fund’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
N  When-Issued Securities and Delayed Delivery Transactions—The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
O  Forward Sale Commitments—The Fund may enter into forward sale commitments to sell generic U.S. government agency mortgage-backed securities to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund's policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.
P  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement,
27

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements — continued

the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.
Q  Stripped Mortgage-Backed Securities—The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-
backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$232,962,182	$154,149,448
Tax return of capital	$ —	$ 17,270,330
During the year ended October 31, 2023, accumulated loss was increased by $702,726 and paid-in capital was increased by $702,726 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 10,797,795
Deferred capital losses	(639,105,694)
Net unrealized depreciation	(179,904,803)
Distributions payable	(1,185,494)
Accumulated loss	$(809,398,196)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $639,105,694 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $475,193,344 are short-term and $163,912,350 are long-term.
28

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and TBA sale commitments, of the Fund at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$4,059,626,857
Gross unrealized appreciation	$ 422,001,418
Gross unrealized depreciation	(601,906,221)
Net unrealized depreciation	$ (179,904,803)
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.5000%
$1 billion but less than $2.5 billion	0.4750%
$2.5 billion but less than $5 billion	0.4550%
$5 billion but less than $10 billion	0.4400%
$10 billion but less than $15 billion	0.4300%
$15 billion but less than $20 billion	0.4225%
$20 billion and over	0.4175%
Pursuant to an amendment to the investment advisory agreement dated April 29, 2022, BMR contractually agreed to reduce its investment advisory fee rate on average daily net assets of $10 billion and over from 0.4400% to the rates as stated above. This contractual reduction cannot be terminated or reduced without Trustee and shareholder approval. For the year ended October 31, 2023, the Fund’s investment adviser fee amounted to $21,288,148 or 0.47% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $117,120 relating to the Fund's investment in the Liquidity Fund.
Eaton Vance Management (EVM), an affiliate of BMR, serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $56,628 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,175 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.
29

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements — continued

4  Distribution Plans
The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class shares and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $332,504 for Advisers Class shares and $1,661,212 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $347,322 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $144,717 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.25% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $5,191 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities, paydowns and TBA transactions, aggregated $38,754,969,204 and $39,908,433,282, respectively, for the year ended October 31, 2023.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Advisers Class
Sales	751,922	$ 5,607,351	20,487,425	$ 162,612,808
Issued to shareholders electing to receive payments of distributions in Fund shares	883,097	6,569,182	730,097	5,701,996
Redemptions	(17,977,151)	(133,851,701)	(29,325,327)	(230,374,482)
Net decrease	(16,342,132)	$ (121,675,168)	(8,107,805)	$ (62,059,678)
Class A
Sales	9,417,867	$ 70,367,415	38,308,816	$ 302,540,513
Issued to shareholders electing to receive payments of distributions in Fund shares	4,222,390	31,383,669	3,220,325	25,211,768
Redemptions	(64,269,169)	(479,155,842)	(178,238,891)	(1,406,901,413)
Net decrease	(50,628,912)	$ (377,404,758)	(136,709,750)	$(1,079,149,132)
30

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements — continued

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class C
Sales	1,046,897	$ 7,842,288	2,240,137	$ 17,655,395
Issued to shareholders electing to receive payments of distributions in Fund shares	335,044	2,491,954	156,626	1,222,521
Redemptions	(4,420,691)	(33,067,792)	(5,847,025)	(46,075,794)
Net decrease	(3,038,750)	$ (22,733,550)	(3,450,262)	$ (27,197,878)
Class I
Sales	213,618,713	$ 1,600,523,672	484,037,962	$ 3,809,561,374
Issued to shareholders electing to receive payments of distributions in Fund shares	22,907,274	170,137,449	15,149,682	118,325,821
Redemptions	(515,577,977)	(3,843,549,977)	(837,429,151)	(6,587,433,580)
Net decrease	(279,051,990)	$(2,072,888,856)	(338,241,507)	$(2,659,546,385)
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts, written swaptions and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Interest Rate Risk: Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts and interest rate swaps and swaptions to enhance total return, to change the overall duration of the Fund and/or to hedge against fluctuations in securities prices due to changes in interest rates.
Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.
The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $216,409. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $230,000 at October 31, 2023.
The OTC derivatives in which the Fund invests (except for written options and swaptions as the Fund, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a
31

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements — continued

minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2023.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2023 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Written swaptions	$ —	$ (216,409)(1)
Futures contracts	8,964,969 (2)	(9,764,485) (2)
Swap contracts (centrally cleared)	376,090,848 (2)	—
Total	$385,055,817	$(9,980,894)
Derivatives not subject to master netting or similar agreements	$385,055,817	$(9,764,485)
Total Derivatives subject to master netting or similar agreements	$ —	$ (216,409)
(1)	Statement of Assets and Liabilities location: Written swaptions outstanding, at value.
(2)	Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared swap contracts, as applicable.
The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund for such liabilities as of October 31, 2023.
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America, N.A.	$(216,409)	$ —	$ —	$216,409	$ —
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
32

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Credit	Swap contracts	$(18,205,082) (1)	$ 11,934,966(2)
Interest Rate	Purchased swaptions	(4,173,982) (3)	(37,045,118) (4)
Interest Rate	Written options and swaptions	13,154,617 (5)	7,295,392 (6)
Interest Rate	Futures contracts	19,483,826 (7)	(100,385,149) (8)
Interest Rate	Swap contracts	70,102,962 (1)	114,171,309 (2)
Total		$ 80,362,341	$ (4,028,600)
(1)	Statement of Operations location: Net realized gain (loss): Swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Swap contracts.
(3)	Statement of Operations location: Net realized gain (loss): Investment transactions.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation): Investments.
(5)	Statement of Operations location: Net realized gain (loss): Written options and swaptions.
(6)	Statement of Operations location: Change in unrealized appreciation (depreciation): Written options and swaptions.
(7)	Statement of Operations location: Net realized gain (loss): Futures contracts.
(8)	Statement of Operations location: Change in unrealized appreciation (depreciation): Futures contracts.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Purchased Swaptions	Written Options and Swaptions	Swap Contracts
$675,401,000	$542,591,000	$374,460,000	$667,611,000	$1,786,000,000
9  Line of Credit
The Fund participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
33

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements — continued

10  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2023 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
BMO Capital Markets Corp.	7/26/23	11/3/23	5.50%	$ 18,105,124	$ 18,373,432
BMO Capital Markets Corp.	10/30/23	On Demand(1)	5.50	16,523,836	16,528,885
Total				$34,628,960	$34,902,317
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2023, the type of securities pledged as collateral for all open reverse repurchase agreements was U.S. Government Agency Mortgage-
Backed Securities.
The Fund also pledged $1,470,000 to BMO Capital Markets Corp. as additional collateral for its reverse repurchase obligations.
For the year ended October 31, 2023, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $162,630,000 and 5.20%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2023. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 12) at October 31, 2023.
Reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
The following table presents the Fund’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Fund as of October 31, 2023.
Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(b)
BMO Capital Markets Corp.	$(34,902,317)	$ —	$34,902,317	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
11  Affiliated Investments
At October 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $5,892,398, which represents 0.2% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$40,759,128	$3,426,333,702	$(3,461,200,432)	$ —	$ —	$5,892,398	$3,522,671	5,892,398
34

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Notes to Financial Statements — continued

12  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 1,377,985,697	$ —	$ 1,377,985,697
U.S. Department of Agriculture Loans	—	42,797,003	—	42,797,003
U.S. Government Agency Commercial Mortgage-Backed Securities	—	16,682,067	—	16,682,067
U.S. Government Agency Mortgage-Backed Securities	—	2,334,006,368	—	2,334,006,368
U.S. Government Guaranteed Small Business Administration Pools & Loans	—	144,954,788	—	144,954,788
Short-Term Investments	5,892,398	—	—	5,892,398
Total Investments	$ 5,892,398	$ 3,916,425,923	$ —	$ 3,922,318,321
Futures Contracts	$ 8,964,969	$ —	$ —	$ 8,964,969
Swap Contracts	—	376,090,848	—	376,090,848
Total	$ 14,857,367	$ 4,292,516,771	$ —	$ 4,307,374,138
Liability Description
TBA Sale Commitments	$ —	$ (367,742,798)	$ —	$ (367,742,798)
Written Interest Rate Swaptions	—	(216,409)	—	(216,409)
Futures Contracts	(9,764,485)	—	—	(9,764,485)
Total	$ (9,764,485)	$ (367,959,207)	$ —	$ (377,723,692)
35

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration Government Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Government Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
36

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 86.81% of distributions from net investment income as a 163(j) interest dividend.
37

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
38

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Short Duration Government Income Fund (the “Fund”) and Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.
39

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in investment grade and other income securities, including in investing in securities issued, backed or otherwise guaranteed by the U.S. government. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s custom peer group and lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
40

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
41

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
42

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees
127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
43

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
44

Eaton Vance
Short Duration Government Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
45

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
46

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
47

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
48

Investment Adviser
Boston Management and Research
Two International Place
Boston, MA 02110
Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560    10.31.23

Eaton Vance
Global Macro Absolute Return Advantage Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Global Macro Absolute Return Advantage Fund

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
The world’s financial markets posted broad gains for the 12-month period ended October 31, 2023. During the period, inflation moderated in many countries, the U.S. economy outperformed expectations, and credit spreads generally tightened. These and other positive dynamics overshadowed concerns about rising global bond yields and heightened geopolitical tensions, including renewed conflict in the Middle East.
The U.S. Federal Reserve (the Fed) raised short-term interest rates during the period, and the cumulative effects of the monetary tightening cycle that began in March 2022 helped reduce U.S. inflation. As a result, the Fed slowed its pace of interest rate increases and signaled that it was nearing the end of its rate hiking campaign. The U.S. economy was resilient in the higher rate environment, posting solid growth as strength in the labor market supported healthy levels of consumer spending.
Inflation also eased in Europe, where the European Central Bank and Bank of England joined the Fed in slowing interest rate increases. However, European economic growth was sluggish amid elevated energy costs, a downturn in global trade, and higher borrowing costs. The prevalence of adjustable-rate mortgages in the U.K. and Southern Europe was particularly challenging for consumers in these regions. While wage gains helped offset the impact of higher household expenses, the U.K. unemployment rate rose and the eurozone labor market showed signs of softening late in the period.
In emerging markets (EM), China ended its zero-COVID policy early in the period, triggering a rebound in economic activity. However, the recovery quickly lost momentum due to several factors, including a drop in consumer confidence and a desire among developed-market (DM) companies to become less dependent on Chinese manufacturing. China’s economy stabilized in the final months of the period, bolstered by various stimulus measures. Nonetheless, the Chinese government seemed more focused on national security interests than economic growth.
During the period, numerous EM countries, including Mexico and several Southeast Asian nations in particular, benefited from DM companies’ efforts to diversify their supply chains beyond China. In addition, because EM central banks were generally ahead of their DM peers in addressing rising inflation risks, many EM central banks were able to cut interest rates during the period -- moves that supported economic growth and asset prices. For the period as a whole, the U.S. dollar broadly weakened, providing another tailwind for EM assets.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) returned 9.16% for Class A shares at net asset value (NAV), outperforming its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the Index), which returned 4.77%.
The Fund’s sovereign credit exposure was the largest contributor to its performance during the period, followed by its currency and interest rate exposures. The Fund’s limited allocations to equities and corporate credit also positively impacted returns. Conversely, the Fund’s commodity exposure modestly detracted from performance.
By region, Eastern Europe and Latin America were the largest contributors to returns. In Eastern Europe, the Fund’s long Ukrainian local bond position performed especially well as Western allies provided military aid to the Ukrainian government and liquidity conditions in Ukraine improved. In Latin America, the Fund’s long local bond position in the Dominican Republic was a top contributor to returns, benefiting from solid economic growth and falling inflation in the country.
Investments in Western Europe and the Dollar Bloc -- Canada, New Zealand, and Australia -- made the next-largest contributions to performance during the period. A long position in Greek equities added significant value in Western Europe, as the Greek stock market surged amid a broad rally in global equities and a market-friendly outcome to the country’s national elections. In the Dollar Bloc, a long position in the Australian dollar versus a short position in the New Zealand dollar was advantageous.
Holdings in the Middle East & Africa region had minimal impact on the Fund’s returns, while investments in Asia modestly detracted. Despite fiscal deterioration in the country, a short sovereign credit position in Malaysia was particularly unfavorable alongside the broad tightening in credit spreads during the period. Other major detractors from returns included short positions in the Thai baht and Philippine peso. By period-end, the short position in the Thai baht was closed.
The Fund used derivatives extensively to hedge select undesired risk exposures, as well as to gain select desired risk exposures. Some of the notable drivers of performance at the country level involved the use of derivatives. The Fund’s use of derivatives broadly detracted from returns during the period. Credit default swaps used to gain long and short exposure to certain sovereign credits, which also acted as hedges to other exposures in certain cases, had the largest negative impact on Fund performance Currency forwards used to gain long and short exposure to select currencies around the world, as well as interest rate swaps used to gain select exposures as well as hedge others, further detracted from returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Performance

Portfolio Manager(s) Patrick Campbell, CFA, Kyle Lee, CFA, Federico Sequeda, CFA each of Eaton Vance Management and Hussein Khattab, CFA of Eaton Vance Advisers International, Ltd.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/31/2010	08/31/2010	9.16%	4.59%	3.67%
Class A with 3.25% Maximum Sales Charge	—	—	5.60	3.90	3.32
Class C at NAV	08/31/2010	08/31/2010	8.31	3.85	3.08
Class C with 1% Maximum Deferred Sales Charge	—	—	7.31	3.85	3.08
Class I at NAV	08/31/2010	08/31/2010	9.39	4.88	3.97
Class R at NAV	12/01/2010	08/31/2010	8.91	4.37	3.46
Class R6 at NAV	05/31/2017	08/31/2010	9.60	4.93	4.03

ICE BofA 3-Month U.S. Treasury Bill Index	—	—	4.77%	1.77%	1.16%
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R	Class R6
Gross	1.57%	2.32%	1.32%	1.82%	1.29%
Net	1.46	2.21	1.21	1.71	1.18
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$13,552	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,475,589	N.A.
Class R	$10,000	10/31/2013	$14,050	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2013	$7,420,801	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Fund Profile

Asset Allocation (% of net assets)[1]
Foreign Currency Exposures (% of net assets)[2]
Australia	4.7%
Iceland	4.6
Uzbekistan	4.4
Dominican Republic	3.9
Hungary	3.7
Serbia	3.3
Canada	2.9
South Korea	2.8
India	2.8
Uruguay	2.2
Armenia	2.1
Mexico	2.0
Japan	1.3
Chile	1.1
Other	-0.5 [4]
South Africa	-1.5
Saudi Arabia	-1.8
Oman	-2.5
Bahrain	-2.8
Philippines	-4.0
New Zealand	-4.5
China	-7.2
Euro	-11.9
Total Long	47.9%
Total Short	-42.8%
Total Net	5.1%

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
1 Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.
2 Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.
3 Net of securities sold short.
4 Includes amounts each less than 1.0% or –1.0%, as applicable.
4

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
A long position is the purchase of an investment with the expectation that it will rise in value.
A short position is the sale of a borrowed investment with the expectation that it will decline in value.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

5

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,024.80	$11.02**	2.16%
Class C	$1,000.00	$1,021.20	$14.88**	2.92%
Class I	$1,000.00	$1,025.50	$ 9.75**	1.91%
Class R	$1,000.00	$1,023.10	$12.29**	2.41%
Class R6	$1,000.00	$1,026.50	$ 9.45**	1.85%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.32	$10.97**	2.16%
Class C	$1,000.00	$1,010.49	$14.80**	2.92%
Class I	$1,000.00	$1,015.58	$ 9.70**	1.91%
Class R	$1,000.00	$1,013.06	$12.23**	2.41%
Class R6	$1,000.00	$1,015.88	$ 9.40**	1.85%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
**	Absent an allocation of certain expenses to affiliate(s), the expenses would be higher.
6

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost $1,928,399,054)	$ 1,804,447,077
Receivable for Fund shares sold	4,914,101
Total assets	$1,809,361,178
Liabilities
Payable for Fund shares redeemed	$ 2,547,628
Payable to affiliates:
Distribution and service fees	62,677
Trustees' fees	42
Other	37,769
Accrued expenses	385,159
Total liabilities	$ 3,033,275
Net Assets	$1,806,327,903
Sources of Net Assets
Paid-in capital	$ 2,136,402,249
Accumulated loss	(330,074,346)
Net Assets	$1,806,327,903
Class A Shares
Net Assets	$ 258,776,386
Shares Outstanding	26,124,379
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.91
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 10.24
Class C Shares
Net Assets	$ 8,277,857
Shares Outstanding	858,655
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.64
Class I Shares
Net Assets	$ 870,693,784
Shares Outstanding	86,525,541
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.06
Class R Shares
Net Assets	$ 1,441,402
Shares Outstanding	147,700
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.76
7
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Statement of Assets and Liabilities — continued

October 31, 2023
Class R6 Shares
Net Assets	$667,138,474
Shares Outstanding	66,356,098
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.05
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
8
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $175,408)	$ 10,452,977
Interest and other income allocated from Portfolio (net of foreign taxes withheld of $1,770,037)	118,895,589
Expenses, excluding interest and dividend expense, allocated from Portfolio	(16,984,751)
Interest and dividend expense allocated from Portfolio	(11,352,422)
Total investment income from Portfolio	$ 101,011,393
Expenses
Distribution and service fees:
Class A	$ 689,602
Class C	100,505
Class R	6,980
Trustees’ fees and expenses	500
Custodian fee	62,000
Transfer and dividend disbursing agent fees	1,069,020
Legal and accounting services	78,447
Printing and postage	79,738
Registration fees	211,772
Miscellaneous	26,011
Total expenses	$ 2,324,575
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 1,123,829
Total expense reductions	$ 1,123,829
Net expenses	$ 1,200,746
Net investment income	$ 99,810,647
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ (160,779,979)
Written options	1,672
Securities sold short	(454,493)
Futures contracts	5,973,454
Swap contracts	(7,300,243)
Foreign currency transactions	(3,797,545)
Forward foreign currency exchange contracts	8,900,221
Non-deliverable bond forward contracts	9,652,716
Net realized loss	$(147,804,197)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $16,568)	$ 273,003,590
Written options	101,321
Securities sold short	5,145,955
Futures contracts	(13,556,327)
Swap contracts	(49,468,494)
Foreign currency	(880,992)
Forward foreign currency exchange contracts	(21,479,787)
Non-deliverable bond forward contracts	(1,768,872)
Net change in unrealized appreciation (depreciation)	$ 191,096,394
Net realized and unrealized gain	$ 43,292,197
Net increase in net assets from operations	$ 143,102,844
9
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 99,810,647	$ 105,075,478
Net realized gain (loss)	(147,804,197)	110,702,571
Net change in unrealized appreciation (depreciation)	191,096,394	(297,913,216)
Net increase (decrease) in net assets from operations	$ 143,102,844	$ (82,135,167)
Distributions to shareholders:
Class A	$ (10,176,611)	$ (28,376,973)
Class C	(392,475)	(502,076)
Class I	(37,085,496)	(38,629,833)
Class R	(58,629)	(60,698)
Class R6	(26,464,279)	(30,233,189)
Total distributions to shareholders	$ (74,177,490)	$ (97,802,769)
Transactions in shares of beneficial interest:
Class A	$ 97,209,145	$ (485,597,806)
Class C	(3,108,752)	(1,857,675)
Class I	33,594,093	50,348,589
Class R	43,276	76,078
Class R6	88,926,661	(28,870,732)
Net increase (decrease) in net assets from Fund share transactions	$ 216,664,423	$ (465,901,546)
Net increase (decrease) in net assets	$ 285,589,777	$ (645,839,482)
Net Assets
At beginning of year	$ 1,520,738,126	$ 2,166,577,608
At end of year	$1,806,327,903	$1,520,738,126
10
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.480	$ 10.450	$ 10.450	$ 10.250	$ 9.510
Income (Loss) From Operations
Net investment income(1)	$ 0.559	$ 0.531	$ 0.524	$ 0.549	$ 0.564
Net realized and unrealized gain (loss)	0.298	(1.038)	0.049	0.066	0.176
Total income (loss) from operations	$ 0.857	$ (0.507)	$ 0.573	$ 0.615	$ 0.740
Less Distributions
From net investment income	$ (0.427)	$ (0.463)	$ (0.573)	$ (0.415)	$ —
Total distributions	$ (0.427)	$ (0.463)	$ (0.573)	$ (0.415)	$ —
Net asset value — End of year	$ 9.910	$ 9.480	$ 10.450	$ 10.450	$ 10.250
Total Return(2)(3)	9.16%	(5.02)%	5.52%	6.15%	7.78%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$258,776	$151,818	$676,641	$758,795	$789,497
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)(5)	1.99% (6)	1.51% (6)	1.46%	1.44%	1.57%
Net investment income	5.69%	5.31%	5.03%	5.35%	5.70%
Portfolio Turnover of the Portfolio	56%	94%	82%	80%	71%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.07%, 0.11%, 0.11%, 0.15% and 0.18% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.67%, 0.16%, 0.11%, 0.09% and 0.22% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
11
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.230	$10.180	$ 10.150	$ 9.930	$ 9.270
Income (Loss) From Operations
Net investment income(1)	$ 0.482	$ 0.495	$ 0.441	$ 0.468	$ 0.453
Net realized and unrealized gain (loss)	0.281	(1.059)	0.043	0.056	0.207
Total income (loss) from operations	$ 0.763	$ (0.564)	$ 0.484	$ 0.524	$ 0.660
Less Distributions
From net investment income	$ (0.353)	$ (0.386)	$ (0.454)	$ (0.304)	$ —
Total distributions	$(0.353)	$ (0.386)	$ (0.454)	$ (0.304)	$ —
Net asset value — End of year	$ 9.640	$ 9.230	$10.180	$10.150	$ 9.930
Total Return(2)(3)	8.31%	(5.69)%	4.85%	5.29%	7.12%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 8,278	$10,906	$ 14,020	$ 20,894	$30,108
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)(5)	2.71% (6)	2.21% (6)	2.16%	2.14%	2.29%
Net investment income	5.05%	5.16%	4.33%	4.69%	4.80%
Portfolio Turnover of the Portfolio	56%	94%	82%	80%	71%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.07%, 0.11%, 0.11%, 0.15% and 0.18% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.67%, 0.16%, 0.11%, 0.09% and 0.24% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
12
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.640	$ 10.620	$ 10.610	$ 10.390	$ 9.610
Income (Loss) From Operations
Net investment income(1)	$ 0.593	$ 0.619	$ 0.565	$ 0.592	$ 0.570
Net realized and unrealized gain (loss)	0.288	(1.099)	0.047	0.062	0.216
Total income (loss) from operations	$ 0.881	$ (0.480)	$ 0.612	$ 0.654	$ 0.786
Less Distributions
From net investment income	$ (0.461)	$ (0.500)	$ (0.602)	$ (0.434)	$ (0.006)
Total distributions	$ (0.461)	$ (0.500)	$ (0.602)	$ (0.434)	$ (0.006)
Net asset value — End of year	$ 10.060	$ 9.640	$ 10.620	$ 10.610	$ 10.390
Total Return(2)(3)	9.39%	(4.79)%	5.93%	6.36%	8.18%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$870,694	$803,281	$836,706	$1,293,211	$2,075,104
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)(5)	1.71% (6)	1.21% (6)	1.16%	1.14%	1.29%
Net investment income	5.96%	6.22%	5.35%	5.70%	5.81%
Portfolio Turnover of the Portfolio	56%	94%	82%	80%	71%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.07%, 0.11%, 0.11%, 0.15% and 0.18% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.67%, 0.16%, 0.11%, 0.09% and 0.24% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
13
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Financial Highlights — continued

	Class R
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.360	$10.330	$ 10.330	$ 10.120	$ 9.410
Income (Loss) From Operations
Net investment income(1)	$ 0.530	$ 0.554	$ 0.497	$ 0.526	$ 0.515
Net realized and unrealized gain (loss)	0.284	(1.073)	0.055	0.064	0.195
Total income (loss) from operations	$ 0.814	$ (0.519)	$ 0.552	$ 0.590	$ 0.710
Less Distributions
From net investment income	$ (0.414)	$ (0.451)	$ (0.552)	$ (0.380)	$ —
Total distributions	$(0.414)	$ (0.451)	$ (0.552)	$ (0.380)	$ —
Net asset value — End of year	$ 9.760	$ 9.360	$10.330	$10.330	$10.120
Total Return(2)(3)	8.91%	(5.29)%	5.36%	5.97%	7.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 1,441	$ 1,340	$ 1,398	$ 1,506	$ 1,566
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)(5)	2.21% (6)	1.71% (6)	1.66%	1.64%	1.79%
Net investment income	5.48%	5.71%	4.82%	5.18%	5.35%
Portfolio Turnover of the Portfolio	56%	94%	82%	80%	71%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.07%, 0.11%, 0.11%, 0.15% and 0.18% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.67%, 0.16%, 0.11%, 0.09% and 0.24% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
14
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Financial Highlights — continued

	Class R6
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.630	$ 10.630	$ 10.620	$ 10.410	$ 9.640
Income (Loss) From Operations
Net investment income(1)	$ 0.595	$ 0.619	$ 0.567	$ 0.576	$ 0.579
Net realized and unrealized gain (loss)	0.295	(1.104)	0.057	0.079	0.207
Total income (loss) from operations	$ 0.890	$ (0.485)	$ 0.624	$ 0.655	$ 0.786
Less Distributions
From net investment income	$ (0.470)	$ (0.515)	$ (0.614)	$ (0.445)	$ (0.016)
Total distributions	$ (0.470)	$ (0.515)	$ (0.614)	$ (0.445)	$ (0.016)
Net asset value — End of year	$ 10.050	$ 9.630	$ 10.630	$ 10.620	$ 10.410
Total Return(2)(3)	9.60%	(4.84)%	5.94%	6.56%	8.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$667,138	$553,393	$637,812	$699,477	$140,294
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)(5)	1.68% (6)	1.18% (6)	1.13%	1.11%	1.26%
Net investment income	5.97%	6.20%	5.36%	5.53%	5.86%
Portfolio Turnover of the Portfolio	56%	94%	82%	80%	71%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.07%, 0.11%, 0.11%, 0.15% and 0.18% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.67%, 0.16%, 0.11%, 0.09% and 0.24% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(6)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
15
See Notes to Financial Statements.

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests of Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (73.0% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Consolidated Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro rata share of the estimated reserve for such taxes incurred by the Portfolio.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications— Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
16

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$74,177,490	$97,802,769
During the year ended October 31, 2023, accumulated loss was increased by $6,279,963 and paid-in capital was increased by $6,279,963 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 46,753,805
Deferred capital losses	(166,060,960)
Net unrealized depreciation	(210,767,191)
Accumulated loss	$(330,074,346)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $166,060,960 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $35,614,689 are short-term and $130,446,271 are long-term.
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
For the year ended October 31, 2023, the Fund incurred no investment adviser and administration fee on such assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser and administration fee for
17

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Notes to Financial Statements — continued

sub-advisory services provided to the Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.
EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.30% (1.35% prior to July 1, 2023), 2.05%, 1.05%, 1.55% and 1.02% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively. This agreement may be changed or terminated after February 29, 2024. Pursuant to this agreement, EVM was allocated $1,123,829 of the Fund’s operating expenses for the year ended October 31, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $34,093 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $1,631 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% (0.30% prior to July 1, 2023) per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $689,602 for Class A shares.
The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $75,379 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2023, the Fund paid or accrued to EVD $3,490 for Class R shares.
Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $25,126 and $3,490 for Class C and Class R shares, respectively.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $339,189,391 and $202,475,102, respectively.
18

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	11,588,829	$ 111,848,668	15,388,094	$ 147,798,597
Issued to shareholders electing to receive payments of distributions in Fund shares	1,066,399	10,056,139	2,781,624	28,094,404
Redemptions	(2,537,454)	(24,695,662)	(66,895,264)	(661,490,807)
Net increase (decrease)	10,117,774	$ 97,209,145	(48,725,546)	$(485,597,806)
Class C
Sales	104,536	$ 989,341	122,116	$ 1,179,889
Issued to shareholders electing to receive payments of distributions in Fund shares	42,411	391,875	50,650	500,931
Redemptions	(469,383)	(4,489,968)	(368,782)	(3,538,495)
Net decrease	(322,436)	$ (3,108,752)	(196,016)	$ (1,857,675)
Class I
Sales	36,991,589	$ 369,797,271	45,214,100	$ 450,703,862
Issued to shareholders electing to receive payments of distributions in Fund shares	3,259,856	31,164,219	3,499,514	35,835,019
Redemptions	(37,089,500)	(367,367,397)	(44,160,394)	(436,190,292)
Net increase	3,161,945	$ 33,594,093	4,553,220	$ 50,348,589
Class R
Sales	19,772	$ 191,706	26,070	$ 249,901
Issued to shareholders electing to receive payments of distributions in Fund shares	6,297	58,629	6,082	60,698
Redemptions	(21,522)	(207,059)	(24,426)	(234,521)
Net increase	4,547	$ 43,276	7,726	$ 76,078
Class R6
Sales	23,604,243	$ 235,246,715	16,341,304	$ 158,889,083
Issued to shareholders electing to receive payments of distributions in Fund shares	1,216,876	11,621,165	1,028,651	10,523,095
Redemptions	(15,910,031)	(157,941,219)	(19,941,518)	(198,282,910)
Net increase (decrease)	8,911,088	$ 88,926,661	(2,571,563)	$ (28,870,732)
19

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
20

Eaton Vance
Global Macro Absolute Return Advantage Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $2,543,776, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 24.97% of distributions from net investment income as a 163(j) interest dividend.
21

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments

Collateralized Mortgage Obligations — 4.0%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
Interest Only:(1)
Series 2770, Class SH, 1.665%, (6.986% - 30-day average SOFR), 3/15/34(2)	$630	$ 57,728
Series 4791, Class JI, 4.00%, 5/15/48	7,287	1,529,835
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2020-DNA4, Class B1, 11.435%, (30-day average SOFR + 6.114%), 8/25/50(3)(4)	6,260	6,972,766
Series 2020-HQA4, Class B1, 10.685%, (30-day average SOFR + 5.364%), 9/25/50(3)(4)	3,161	3,423,834
Series 2022-HQA1, Class M1B, 8.821%, (30-day average SOFR + 3.50%), 3/25/42(3)(4)	2,521	2,603,697
Series 2022-HQA1, Class M2, 10.571%, (30-day average SOFR + 5.25%), 3/25/42(3)(4)	5,043	5,320,956
Federal National Mortgage Association:
Series 2023-54, Class C, 6.50%, 11/25/53	7,070	6,930,779
Interest Only:(1)
Series 424, Class C8, 3.50%, 2/25/48	9,252	1,712,160
Series 2010-109, Class PS, 1.165%, (6.486% - 30-day average SOFR), 10/25/40(2)	1,340	82,702
Series 2018-21, Class IO, 3.00%, 4/25/48	8,202	1,458,135
Series 2018-58, Class BI, 4.00%, 8/25/48	1,336	268,791
Government National Mortgage Association:
Series 2023-148, Class HL, 6.50%, 10/20/53	7,070	7,058,357
Sereis 2023-151, Class GL, 6.50%, 10/20/53	5,096	5,086,298
Series 2023-155, Class CH, 6.50%, 10/20/53	19,303	19,247,220
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(3)(5)	46,758	36,486,768
Total Collateralized Mortgage Obligations (identified cost $130,514,062)		$ 98,240,026

Common Stocks — 4.9%
Security	Shares	Value
Belgium — 0.0%(6)
Cenergy Holdings S.A.	52,921	$ 355,969
		$ 355,969
Bulgaria — 0.4%
Eurohold Bulgaria AD(7)	11,339,190	$ 10,427,552
		$ 10,427,552
Cyprus — 0.7%
Bank of Cyprus Holdings PLC	5,496,009	$ 16,945,629
Security	Shares	Value
Cyprus (continued)
Galaxy Cosmos Mezz PLC(7)	48,440	$ 26,151
Optima bank S.A.(7)	186,213	1,398,928
Sunrisemezz PLC(7)	272,828	75,257
		$ 18,445,965
Georgia — 0.3%
Bank of Georgia Group PLC	55,667	$ 2,253,802
Georgia Capital PLC(7)	175,700	1,969,722
TBC Bank Group PLC	59,076	1,930,662
		$ 6,154,186
Greece — 1.8%
Alpha Services and Holdings S.A.(7)	1,820,600	$ 2,725,315
Eurobank Ergasias Services and Holdings S.A.(7)	3,074,700	5,025,670
Hellenic Telecommunications Organization S.A.	325,212	4,558,298
Ideal Holdings S.A.(7)	18,680	115,061
JUMBO S.A.	203,438	5,352,567
Motor Oil (Hellas) Corinth Refineries S.A.	109,300	2,603,263
Mytilineos S.A.	145,257	5,380,958
National Bank of Greece S.A.(7)	640,500	3,668,368
OPAP S.A.	233,095	3,948,231
Piraeus Financial Holdings S.A.(7)	2,652,700	7,862,985
Public Power Corp. S.A.(7)	186,100	1,899,532
Titan Cement International S.A.	7,468	139,864
		$ 43,280,112
Iceland — 0.3%
Arion Banki HF(3)	1,970,378	$ 1,812,329
Eik Fasteignafelag HF(7)	6,056,328	496,256
Eimskipafelag Islands HF	483,446	1,630,033
Hagar HF	1,926,423	943,080
Islandsbanki HF	1,104,783	816,881
Reginn HF(7)	2,864,793	460,500
Reitir Fasteignafelag HF	1,754,792	969,273
Siminn HF	3,351,976	211,681
		$ 7,340,033
Indonesia — 0.4%
Bank Central Asia Tbk PT	6,100,000	$ 3,360,616
Bank Mandiri Persero Tbk PT	6,600,000	2,357,864
Bank Negara Indonesia Persero Tbk PT	1,380,000	416,465
Bank Rakyat Indonesia Persero Tbk PT	8,500,000	2,657,813
		$ 8,792,758
Poland — 0.4%
Alior Bank S.A.(7)	12,085	$ 190,251

22
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Shares	Value
Poland (continued)
Allegro.eu S.A.(3)(7)	69,423	$ 497,991
Asseco Poland S.A.	7,850	143,732
Bank Millennium S.A.(7)	86,688	150,835
Bank Polska Kasa Opieki S.A.	26,142	794,381
Budimex S.A.	1,828	204,633
CCC S.A.(7)	6,055	57,307
CD Projekt S.A.	9,466	236,335
Cyfrowy Polsat S.A.(7)	37,579	117,169
Dino Polska S.A.(3)(7)	7,237	685,744
Enea S.A.(7)	39,017	67,630
Eurocash S.A.	12,263	40,795
Grupa Azoty S.A.(7)	7,075	37,018
Grupa Kety S.A.	1,428	240,880
Jastrzebska Spolka Weglowa S.A.(7)	7,415	88,087
KGHM Polska Miedz S.A.	19,590	522,765
KRUK S.A.	2,534	280,323
LPP S.A.	163	525,098
mBank S.A.(7)	2,154	266,285
Orange Polska S.A.	92,231	171,079
ORLEN S.A.	80,522	1,273,368
PGE S.A.(7)	133,371	231,627
Powszechna Kasa Oszczednosci Bank Polski S.A.(7)	123,438	1,278,665
Powszechny Zaklad Ubezpieczen S.A.	88,981	1,006,898
Santander Bank Polska S.A.(7)	5,122	556,285
Tauron Polska Energia S.A.(7)	154,214	135,626
Text S.A.	2,565	69,106
Warsaw Stock Exchange	3,778	35,086
XTB S.A.(3)	6,748	52,463
		$ 9,957,462
Spain — 0.0%(6)
AmRest Holdings SE(7)	11,113	$ 70,487
		$ 70,487
United Kingdom — 0.0%(6)
Pepco Group N.V.(7)(8)	25,985	$ 105,320
Tesnik Cuatro, Ltd.(9)	584,285	818,174
		$ 923,494
Vietnam — 0.6%
Bank for Foreign Trade of Vietnam JSC(7)	438,625	$ 1,551,159
Binh Minh Plastics JSC	45,300	144,931
Coteccons Construction JSC(7)	198,093	410,080
FPT Corp.	1,352,975	4,730,938
Ho Chi Minh City Infrastructure Investment JSC	868,000	492,873
Hoa Phat Group JSC(7)	1,601,821	1,503,104
Security	Shares	Value
Vietnam (continued)
KIDO Group Corp.	38,090	$ 98,482
Masan Group Corp.(7)	167,040	396,600
Mobile World Investment Corp.	1,116,000	1,717,400
Phu Nhuan Jewelry JSC	477,066	1,400,398
Refrigeration Electrical Engineering Corp.	576,424	1,320,537
SSI Securities Corp.	280,688	295,272
Vietnam Dairy Products JSC	352,996	977,664
Vingroup JSC(7)	458,952	756,988
		$ 15,796,426
Total Common Stocks (identified cost $109,883,122)		$ 121,544,444

Convertible Bonds — 0.2%
Security	Principal Amount (000's omitted)		Value
India — 0.2%
Indiabulls Housing Finance, Ltd., 4.50%, 9/28/26(8)	USD	4,605	$ 4,104,298
Total Convertible Bonds (identified cost $4,605,000)			$ 4,104,298

Foreign Corporate Bonds — 2.0%
Security	Principal Amount (000's omitted)		Value
Armenia — 0.1%
Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(8)	USD	1,237	$ 1,221,538
			$ 1,221,538
Brazil — 0.1%
Coruripe Netherlands BV:
10.00%, 2/10/27(3)	USD	1,194	$ 845,209
10.00%, 2/10/27(8)	USD	2,847	2,015,336
			$ 2,860,545
China — 0.1%
KWG Group Holdings, Ltd., 7.875%, 8/30/24(10)	USD	2,385	$ 186,626
Shimao Group Holdings, Ltd., 5.60%, 7/15/26(8)(10)	USD	7,800	195,000
Sunac China Holdings, Ltd.:
6.50%, 7/9/23(8)(10)	USD	2,800	406,000
8.35%, 4/19/23(8)(10)	USD	5,201	745,043

23
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
China (continued)
Times China Holdings, Ltd.:
5.55%, 6/4/24(8)(10)	USD	6,284	$ 217,427
6.75%, 7/16/23(8)(10)	USD	4,471	111,775
			$ 1,861,871
Hungary — 0.1%
MBH Bank Nyrt, 8.625% to 10/19/26, 10/19/27(8)(11)	EUR	3,382	$ 3,610,326
			$ 3,610,326
Iceland — 0.8%
Arion Banki HF, 6.00%, 4/12/24(8)	ISK	1,720,000	$ 12,165,854
Landsbankinn HF, 5.00%, 11/23/23(8)	ISK	1,020,000	7,254,878
WOW Air HF:
0.00% (9)(10)(12)	EUR	121	0
0.00%, (3 mo. EURIBOR + 9.00%)(9)(10)(12)	EUR	5,500	0
			$ 19,420,732
India — 0.2%
JSW Steel, Ltd., 5.05%, 4/5/32(8)	USD	2,277	$ 1,757,155
Vedanta Resources Finance II PLC, 13.875%, 1/21/24(8)	USD	2,214	1,973,247
			$ 3,730,402
Mexico — 0.1%
Alpha Holding S.A. de CV:
9.00%, 2/10/25(8)(10)	USD	5,542	$ 103,918
10.00%, 12/19/22(8)(10)	USD	2,697	40,454
Grupo Kaltex S.A. de CV, 14.50%, (13.00% cash and 1.50% PIK), 9/30/25(3)	USD	2,068	1,861,200
			$ 2,005,572
Moldova — 0.1%
Aragvi Finance International DAC, 8.45%, 4/29/26(8)	USD	3,454	$ 2,378,942
			$ 2,378,942
Nigeria — 0.0%(6)
IHS Netherlands Holdco BV, 8.00%, 9/18/27(8)	USD	618	$ 505,851
SEPLAT Energy PLC, 7.75%, 4/1/26(8)	USD	561	475,055
			$ 980,906
Saint Lucia — 0.1%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(8)	USD	1,633	$ 1,499,959
			$ 1,499,959
Security	Principal Amount (000's omitted)		Value
South Africa — 0.0%(6)
Petra Diamonds US Treasury PLC, 9.75% PIK, 3/8/26(8)	USD	914	$ 781,565
			$ 781,565
Turkey — 0.2%
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36(8)	USD	6,853	$ 6,017,307
			$ 6,017,307
Uzbekistan — 0.1%
International Finance Corp., 16.00%, 2/21/25	UZS	25,000,000	$ 2,051,881
			$ 2,051,881
Total Foreign Corporate Bonds (identified cost $78,952,034)			$ 48,421,546

Loan Participation Notes — 2.0%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 2.0%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(8)(9)(13)	UZS	316,179,530	$ 25,264,989
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank "Asaka"), 18.70%, 7/21/26(8)(9)(13)	UZS	331,541,810	25,264,873
Total Loan Participation Notes (identified cost $55,956,228)			$ 50,529,862

Reinsurance Side Cars — 0.8%
Security	Shares	Value
Eden Re II, Ltd.:
Series 2021A, 0.00%, 3/21/25(3)(9)(14)(15)	519,292	$ 236,797
Series 2022A, 0.00%, 3/20/26(3)(9)(14)(15)	387,743	287,047
Series 2022B, 0.00%, 3/20/26(3)(9)(14)(15)	812,887	613,730
Mt. Logan Re, Ltd., Series A-1(7)(9)(15)(16)	8,600	10,175,822
Sussex Capital, Ltd.:
Designated Investment Series 14(7)(9)(15)(16)	1,114	20,764
Designated Investment Series 14(7)(9)(15)(16)	1,081	599,146
Series 14, Preference Shares(9)(15)(16)	7,500	8,224,784
Total Reinsurance Side Cars (identified cost $17,819,923)		$ 20,158,090

24
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Rights — 0.0%
Security	Shares	Value
Vietnam — 0.0%
Ho Chi Minh City Technical, Exp. 11/20/2023(7)	868,000	$ 0
Total Rights (identified cost $0)		$ 0

Senior Floating-Rate Loans — 0.7%(17)
Borrower/Description	Principal Amount (000's omitted)	Value
Argentina — 0.0%(6)
Desa, LLC, Term Loan, 2.50%, 6/30/24(9)(18)	$1,125	$ 397,208
		$ 397,208
Mexico — 0.7%
Petroleos Mexicanos, Term Loan, 8.447%, (SOFR + 3.00%), 6/28/24	$17,248	$ 16,946,160
		$ 16,946,160
Total Senior Floating-Rate Loans (identified cost $18,141,606)		$ 17,343,368

Sovereign Government Bonds — 54.5%
Security	Principal Amount (000's omitted)		Value
Albania — 1.8%
Albania Government International Bond:
3.50%, 10/9/25(8)	EUR	3,150	$ 3,195,446
3.50%, 6/16/27(8)	EUR	304	300,559
3.50%, 11/23/31(8)	EUR	200	172,716
5.90%, 6/9/28(8)	EUR	39,761	40,740,163
			$ 44,408,884
Argentina — 1.0%
Republic of Argentina:
0.75% to 7/9/27, 7/9/30(19)	USD	12,532	$ 3,510,302
1.00%, 7/9/29	USD	3,033	822,211
3.50% to 7/9/29, 7/9/41(19)	USD	26,247	6,944,427
3.625% to 7/9/24, 7/9/35(19)	USD	29,626	7,394,825
4.255% to 7/9/24, 1/9/38(19)	USD	17,245	5,250,669
			$ 23,922,434
Security	Principal Amount (000's omitted)		Value
Armenia — 2.1%
Republic of Armenia Treasury Bond:
9.00%, 4/29/26	AMD	424,740	$ 1,026,956
9.25%, 4/29/28	AMD	6,628,520	15,790,028
9.60%, 10/29/33	AMD	11,568,620	27,497,468
9.75%, 10/29/50	AMD	1,427,165	3,404,527
9.75%, 10/29/52	AMD	1,543,990	3,677,366
			$ 51,396,345
Barbados — 1.1%
Government of Barbados, 6.50%, 10/1/29(8)	USD	28,447	$ 26,810,921
			$ 26,810,921
Benin — 1.9%
Benin Government International Bond:
4.875%, 1/19/32(8)	EUR	17,891	$ 14,202,965
4.95%, 1/22/35(8)	EUR	9,220	6,639,231
6.875%, 1/19/52(8)	EUR	35,702	24,833,382
			$ 45,675,578
Cyprus — 0.9%
Cyprus Government International Bond:
2.75%, 2/26/34(8)	EUR	2,016	$ 1,870,001
4.125%, 4/13/33(8)	EUR	17,969	19,183,189
			$ 21,053,190
Dominican Republic — 3.8%
Dominican Republic:
8.00%, 1/15/27(8)	DOP	128,350	$ 2,099,617
8.00%, 2/12/27(8)	DOP	621,240	10,272,686
11.25%, 9/15/35(3)	DOP	289,800	5,064,615
12.00%, 8/8/25(3)	DOP	535,040	9,522,855
12.75%, 9/23/29(3)	DOP	1,010,500	19,709,605
13.00%, 6/10/34(8)	DOP	402,900	8,231,653
13.625%, 2/3/33(3)	DOP	827,650	16,599,398
Dominican Republic Central Bank Notes:
8.00%, 3/12/27(8)	DOP	46,050	736,294
12.00%, 10/3/25(3)	DOP	379,500	6,761,772
13.00%, 12/5/25(3)	DOP	497,230	9,038,978
13.00%, 1/30/26(3)	DOP	342,670	6,235,098
			$ 94,272,571
Ecuador — 0.1%
Republic of Ecuador, 2.50% to 1/31/24, 7/31/40(8)(19)	USD	5,728	$ 1,417,553
			$ 1,417,553

25
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
El Salvador — 0.7%
Republic of El Salvador:
5.875%, 1/30/25(8)	USD	1,502	$ 1,383,744
6.375%, 1/18/27(8)	USD	1,623	1,335,123
7.625%, 2/1/41(8)	USD	7,942	5,346,160
7.65%, 6/15/35(8)	USD	534	376,395
8.25%, 4/10/32(8)	USD	12,330	9,737,150
			$ 18,178,572
Ethiopia — 0.8%
Ethiopia Government International Bond, 6.625%, 12/11/24(8)	USD	32,194	$ 20,436,333
			$ 20,436,333
Ghana — 1.0%
Ghana Government International Bond:
6.375%, 2/11/27(8)(10)	USD	4,321	$ 1,854,400
7.625%, 5/16/29(8)(10)	USD	4,452	1,907,820
7.75%, 4/7/29(8)(10)	USD	9,463	4,069,942
7.875%, 3/26/27(8)(10)	USD	1,399	604,921
7.875%, 2/11/35(8)(10)	USD	1,481	642,384
8.125%, 3/26/32(8)(10)	USD	10,382	4,402,902
8.625%, 4/7/34(8)(10)	USD	6,908	2,957,867
8.627%, 6/16/49(8)(10)	USD	6,254	2,619,331
8.75%, 3/11/61(8)(10)	USD	7,430	3,111,387
8.875%, 5/7/42(8)(10)	USD	2,929	1,227,559
8.95%, 3/26/51(8)(10)	USD	1,016	426,248
			$ 23,824,761
Greece — 0.0%(6)
Hellenic Republic Government Bond, 0.00%, GDP-Linked, 10/15/42	EUR	218,317	$ 726,451
			$ 726,451
Iceland — 1.3%
Republic of Iceland:
5.00%, 11/15/28	ISK	2,319,313	$ 14,703,679
6.50%, 1/24/31	ISK	1,273,622	8,618,876
8.00%, 6/12/25	ISK	1,168,841	8,340,569
			$ 31,663,124
India — 5.7%
India Government Bond:
7.10%, 4/18/29	INR	8,779,810	$ 104,133,385
Security	Principal Amount (000's omitted)		Value
India (continued)
India Government Bond: (continued)
7.26%, 2/6/33	INR	3,161,740	$ 37,720,436
			$ 141,853,821
Indonesia — 1.5%
Indonesia Government Bond:
7.125%, 6/15/42	IDR	101,384,000	$ 6,338,526
7.125%, 6/15/43	IDR	464,841,000	29,184,904
7.375%, 5/15/48	IDR	36,392,000	2,335,068
			$ 37,858,498
Ivory Coast — 1.7%
Ivory Coast Government International Bond:
6.625%, 3/22/48(8)	EUR	39,874	$ 28,425,978
6.875%, 10/17/40(8)	EUR	17,973	13,822,640
			$ 42,248,618
Lebanon — 0.1%
Lebanese Republic:
5.80%, 4/14/20(8)(10)	USD	332	$ 21,358
6.10%, 10/4/22(8)(10)	USD	5,684	354,187
6.15%, 6/19/20(10)	USD	442	28,435
6.375%, 3/9/20(10)	USD	5,669	364,698
6.40%, 5/26/23(10)	USD	11,020	688,750
6.65%, 11/3/28(8)(10)	USD	2,073	136,298
6.85%, 5/25/29(10)	USD	5,799	371,925
7.00%, 12/3/24(10)	USD	4,878	321,314
8.20%, 5/17/33(10)	USD	4,223	274,389
8.25%, 5/17/34(10)	USD	3,507	233,917
			$ 2,795,271
Mexico — 2.0%
Mexican Bonos:
7.75%, 11/13/42(20)	MXN	591,090	$ 26,195,624
8.00%, 7/31/53(20)	MXN	544,200	24,282,990
			$ 50,478,614
Nigeria — 1.6%
Republic of Nigeria:
7.375%, 9/28/33(8)	USD	6,333	$ 4,781,162
7.625%, 11/28/47(8)	USD	3,531	2,393,068
7.696%, 2/23/38(8)	USD	21,135	15,124,100
8.25%, 9/28/51(8)	USD	25,398	17,944,805
			$ 40,243,135

26
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
North Macedonia — 2.3%
North Macedonia Government International Bond:
1.625%, 3/10/28(8)	EUR	24,292	$ 20,956,936
3.675%, 6/3/26(8)	EUR	3,970	3,951,433
6.96%, 3/13/27(8)	EUR	30,696	32,956,440
			$ 57,864,809
Panama — 0.1%
Panama Bonos del Tesoro, 6.375%, 7/25/33(3)(8)	USD	1,515	$ 1,385,149
			$ 1,385,149
Peru — 5.8%
Peru Government Bond:
5.40%, 8/12/34	PEN	11,066	$ 2,406,559
5.94%, 2/12/29	PEN	395,045	98,604,303
6.15%, 8/12/32	PEN	5,374	1,279,707
6.35%, 8/12/28	PEN	28,346	7,278,102
7.30%, 8/12/33(3)(8)	PEN	136,689	34,887,320
			$ 144,455,991
Romania — 3.3%
Romania Government International Bond:
1.75%, 7/13/30(8)	EUR	36,399	$ 29,406,834
2.00%, 1/28/32(8)	EUR	797	608,504
2.00%, 4/14/33(8)	EUR	5,022	3,664,135
2.124%, 7/16/31(8)	EUR	2,362	1,859,204
2.125%, 3/7/28(8)	EUR	6,116	5,632,882
3.375%, 1/28/50(8)	EUR	3,514	2,207,152
3.624%, 5/26/30(8)	EUR	439	402,237
3.75%, 2/7/34(8)	EUR	2,626	2,200,235
4.625%, 4/3/49(8)	EUR	20,631	16,195,976
6.625%, 9/27/29(8)	EUR	16,515	18,017,879
			$ 80,195,038
Serbia — 4.4%
Republic of Serbia:
1.00%, 9/23/28(8)	EUR	14,100	$ 11,760,071
1.50%, 6/26/29(8)	EUR	15,362	12,618,072
1.65%, 3/3/33(8)	EUR	9,131	6,423,457
Serbia Treasury Bond:
4.50%, 8/20/32	RSD	5,345,300	42,521,780
5.875%, 2/8/28	RSD	3,900,890	36,045,766
			$ 109,369,146
Security	Principal Amount (000's omitted)		Value
Sri Lanka — 1.8%
Sri Lanka Government International Bond:
5.75%, 4/18/23(8)(10)	USD	13,676	$ 7,178,632
6.20%, 5/11/27(8)(10)	USD	11,845	5,963,364
6.35%, 6/28/24(8)(10)	USD	5,875	3,064,125
6.75%, 4/18/28(8)(10)	USD	2,158	1,085,719
6.825%, 7/18/26(8)(10)	USD	27,346	14,252,543
6.85%, 3/14/24(8)(10)	USD	8,685	4,526,001
6.85%, 11/3/25(8)(10)	USD	15,118	7,898,493
			$ 43,968,877
Suriname — 3.1%
Republic of Suriname:
9.25%, 10/26/26(3)(10)	USD	200	$ 182,500
9.25%, 10/26/26(8)(10)	USD	80,695	73,634,187
12.875%, 12/30/23(8)(10)	USD	2,634	2,412,744
			$ 76,229,431
Ukraine — 0.5%
Ukraine Government Bond:
10.95%, 11/1/23	UAH	57,722	$ 1,509,322
11.67%, 11/22/23	UAH	74,022	1,729,211
15.84%, 2/26/25	UAH	426,258	9,222,200
			$ 12,460,733
Uruguay — 2.5%
Uruguay Government Bond:
3.875%, 7/2/40(21)	UYU	890,796	$ 22,618,170
9.75%, 7/20/33	UYU	1,393,331	34,746,813
Uruguay Monetary Regulation Bill, 0.00%, 7/3/24	UYU	210,400	4,940,833
			$ 62,305,816
Uzbekistan — 1.2%
Republic of Uzbekistan:
14.00%, 7/19/24(8)	UZS	4,180,000	$ 341,339
16.25%, 10/12/26(8)	UZS	367,300,000	30,171,083
			$ 30,512,422
Zambia — 0.4%
Zambia Government Bond:
11.00%, 1/25/26	ZMW	220,720	$ 8,742,485
11.00%, 6/28/26	ZMW	8,247	310,584
12.00%, 6/28/28	ZMW	27,000	876,041
12.00%, 8/30/28	ZMW	2,500	79,974
12.00%, 11/29/28	ZMW	8,500	266,765

27
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Zambia (continued)
Zambia Government Bond: (continued)
13.00%, 1/25/31	ZMW	13,735	$ 386,887
			$ 10,662,736
Total Sovereign Government Bonds (identified cost $1,423,872,830)			$1,348,674,822

Sovereign Loans — 3.7%
Borrower/Description	Principal Amount (000's omitted)		Value
Ivory Coast — 0.2%
Republic of Ivory Coast, Term Loan, 9.638%, (6 mo. EURIBOR + 5.75%), 1/6/28(4)	EUR	5,090	$ 5,806,195
			$ 5,806,195
Kenya — 0.2%
Government of Kenya, Term Loan, 12.203%, (6 mo. SOFR + 6.45%), 6/29/25(4)	USD	5,262	$ 5,374,649
			$ 5,374,649
Tanzania — 3.3%
Government of the United Republic of Tanzania, Term Loan, 12.174%, (6 mo. USD LIBOR + 6.30%), 4/28/31(4)	USD	81,953	$ 79,997,298
			$ 79,997,298
Total Sovereign Loans (identified cost $93,170,821)			$ 91,178,142

U.S. Government Guaranteed Small Business Administration Loans(22)(23)— 0.5%
Security	Principal Amount (000's omitted)	Value
1.88%, 12/28/42	$1,277	$ 70,474
2.24%, 11/15/32 to 4/10/43(24)	21,685	1,364,779
2.38%, 11/30/42 to 3/1/43	5,629	377,816
2.63%, 10/27/42 to 3/20/43	5,019	349,120
2.80%, 4/12/27 to 3/10/43(24)	45,200	3,131,289
2.88%, 11/7/42 to 2/13/43	4,564	382,822
3.03%, 2/2/27 to 12/17/43(24)	53,480	3,973,286
3.13%, 10/12/42 to 1/2/43	2,994	268,325
Security	Principal Amount (000's omitted)	Value
3.63%, 10/27/42 to 3/28/43	$14,966	$ 1,579,526
Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $24,336,553)		$ 11,497,437

Warrants — 0.0%(6)
Security	Shares	Value
IRSA Inversiones y Representaciones S.A., Exp. 3/5/26(7)	383,780	$ 146,028
Total Warrants (identified cost $0)		$ 146,028

Miscellaneous — 0.0%
Security	Shares	Value
Financial Intermediaries — 0.0%
Alpha Holding S.A., Escrow Certificates(7)(9)	5,728,000	$ 0
Alpha Holding S.A., Escrow Certificates(7)(9)	11,758,000	0
Total Miscellaneous (identified cost $0)		$ 0

Short-Term Investments — 26.3%
Affiliated Fund — 9.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(25)	230,125,366	$ 230,125,366
Total Affiliated Fund (identified cost $230,125,366)		$ 230,125,366

Repurchase Agreements — 8.1%
Description	Principal Amount (000's omitted)		Value
Bank of America:
Dated 7/27/23 with an interest rate of 4.75%, collateralized by USD 3,500,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $2,335,190(26)	USD	2,563	$ 2,563,050
Dated 7/27/23 with an interest rate of 4.75%, collateralized by USD 6,824,000 Republic of Colombia, 6.125%, due 1/18/41 and a market value, including accrued interest, of $5,361,986(26)	USD	4,997	4,997,215

28
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Description	Principal Amount (000's omitted)		Value
Bank of America: (continued)
Dated 7/27/23 with an interest rate of 4.80%, collateralized by USD 17,326,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $11,559,859(26)	USD	12,688	$ 12,687,830
Dated 7/27/23 with an interest rate of 5.00%, collateralized by USD 8,500,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $5,671,176(26)	USD	6,225	6,224,550
Dated 8/17/23 with an interest rate of 4.00%, collateralized by USD 3,614,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $1,091,220(26)	USD	1,071	1,070,648
Dated 8/21/23 with an interest rate of 3.75%, collateralized by USD 5,075,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $1,532,358(26)	USD	1,516	1,516,156
Dated 8/23/23 with an interest rate of 3.60%, collateralized by USD 6,236,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $1,882,913(26)	USD	1,832	1,831,825
Dated 10/13/23 with an interest rate of 5.00%, collateralized by USD 2,597,000 Republic of Ecuador, 6.00%, due 7/31/30 and a market value, including accrued interest, of $1,366,127(26)	USD	1,311	1,311,485
Barclays Bank PLC:
Dated 8/17/23 with an interest rate of 3.75%, collateralized by USD 3,625,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $1,094,541(26)	USD	1,128	1,128,281
Dated 9/8/23 with an interest rate of 4.00%, collateralized by USD 877,000 Republic of Azerbaijan, 5.125%, due 9/1/29 and a market value, including accrued interest, of $814,077(26)	USD	868	868,230
Dated 9/11/23 with an interest rate of 4.00%, collateralized by USD 7,250,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $2,189,083(26)	USD	2,320	2,320,000
Dated 9/11/23 with an interest rate of 4.00%, collateralized by USD 730,000 Republic of Azerbaijan, 5.125%, due 9/1/29 and a market value, including accrued interest, of $677,624(26)	USD	720	719,963
Dated 9/12/23 with an interest rate of 4.00%, collateralized by USD 2,191,000 Republic of Azerbaijan, 5.125%, due 9/1/29 and a market value, including accrued interest, of $2,033,799(26)	USD	2,161	2,160,874
Dated 9/20/23 with an interest rate of 2.50%, collateralized by EUR 4,206,000 Republic of Poland, 1.125%, due 8/7/26 and a market value, including accrued interest, of $4,154,468(26)	EUR	4,111	4,350,236
Description	Principal Amount (000's omitted)		Value
Barclays Bank PLC: (continued)
Dated 9/20/23 with an interest rate of 2.60%, collateralized by EUR 3,000,000 Republic of Poland, 2.75%, due 5/25/32 and a market value, including accrued interest, of $2,923,616(26)	EUR	2,888	$ 3,055,265
Dated 9/20/23 with an interest rate of 2.75%, collateralized by EUR 1,800,000 Republic of Poland, 1.00%, due 3/7/29 and a market value, including accrued interest, of $1,687,245(26)	EUR	1,663	1,759,356
Dated 9/20/23 with an interest rate of 3.10%, collateralized by EUR 6,000,000 Republic of Poland, 1.00%, due 3/7/29 and a market value, including accrued interest, of $5,624,150(26)	EUR	5,543	5,864,521
Dated 10/11/23 with an interest rate of 0.00%, collateralized by USD 6,441,000 Pakistan Government International Bond, 8.25%, due 9/30/25 and a market value, including accrued interest, of $4,663,781(26)	USD	3,993	3,993,420
Dated 10/11/23 with an interest rate of 1.75%, collateralized by USD 2,245,000 Pakistan Government International Bond, 6.00%, due 4/8/26 and a market value, including accrued interest, of $1,248,968(26)	USD	1,173	1,173,012
Dated 10/11/23 with an interest rate of 2.25%, collateralized by USD 3,400,000 Pakistan Government International Bond, 6.00%, due 4/8/26 and a market value, including accrued interest, of $1,891,533(26)	USD	1,777	1,776,500
Dated 10/11/23 with an interest rate of 2.50%, collateralized by USD 5,736,000 Pakistan Government International Bond, 6.875%, due 12/5/27 and a market value, including accrued interest, of $3,222,381(26)	USD	3,019	3,018,570
Dated 10/11/23 with an interest rate of 2.75%, collateralized by USD 12,453,000 Pakistan Government International Bond, 6.00%, due 4/8/26 and a market value, including accrued interest, of $6,928,019(26)	USD	6,398	6,397,729
Dated 10/11/23 with an interest rate of 4.50%, collateralized by USD 14,500,000 Republic of Ecuador, 0.00%, due 7/31/30 and a market value, including accrued interest, of $4,378,165(26)	USD	4,368	4,368,125
Dated 10/11/23 with an interest rate of 4.95%, collateralized by USD 3,649,000 Republic of Armenia International Bond, 3.60%, due 2/2/31 and a market value, including accrued interest, of $2,731,028(26)	USD	2,874	2,873,587
Dated 10/11/23 with an interest rate of 5.00%, collateralized by USD 26,599,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $17,746,778(26)	USD	18,254	18,253,564
Dated 10/11/23 with an interest rate of 5.05%, collateralized by USD 14,875,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $9,924,558(26)	USD	10,208	10,207,969

29
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Description	Principal Amount (000's omitted)		Value
Barclays Bank PLC: (continued)
Dated 10/11/23 with an interest rate of 5.15% payable by the Portfolio, collateralized by MXN 319,966,354 Mexican Udibonos, 4.00%, due 11/3/50 and a market value, including accrued interest, of $15,515,681(26)	USD	15,638	$ 15,638,334
Dated 10/16/23 with an interest rate of 5.15% payable by the Portfolio, collateralized by MXN 413,767,308 Mexican Udibonos, 4.00%, due 11/15/40 and a market value, including accrued interest, of $20,691,404(26)	USD	21,091	21,091,465
JPMorgan Chase Bank, N.A.:
Dated 7/27/23 with an interest rate of 4.95%, collateralized by USD 6,824,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $4,552,954(26)	USD	5,013	5,012,531
Dated 7/27/23 with an interest rate of 5.00%, collateralized by USD 6,813,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $4,545,615(26)	USD	5,004	5,004,451
Dated 10/6/23 with an interest rate of 5.00%, collateralized by USD 7,317,000 Republic of Ecuador, 6.00%, due 7/31/30 and a market value, including accrued interest, of $3,849,039(26)	USD	3,744	3,743,865
Dated 10/13/23 with an interest rate of 5.00%, collateralized by USD 3,659,000 Republic of Ecuador, 6.00%, due 7/31/30 and a market value, including accrued interest, of $1,924,782(26)	USD	1,873	1,872,798
Nomura International PLC:
Dated 8/14/23 with an interest rate of 3.25%, collateralized by USD 6,934,000 Pakistan Government International Bond, 6.00%, due 4/8/26 and a market value, including accrued interest, of $3,857,615(26)	USD	4,605	4,605,043
Dated 9/11/23 with an interest rate of 4.85%, collateralized by USD 3,652,000 Republic of Azerbaijan, 3.50%, due 9/1/32 and a market value, including accrued interest, of $2,883,668(26)	USD	3,172	3,171,981
Dated 9/13/23 with an interest rate of 4.85%, collateralized by USD 1,414,000 Republic of Azerbaijan, 3.50%, due 9/1/32 and a market value, including accrued interest, of $1,116,513(26)	USD	1,216	1,216,118
Dated 9/27/23 with an interest rate of 4.75%, collateralized by USD 4,379,000 Republic of Armenia International Bond, 3.60%, due 2/2/31 and a market value, including accrued interest, of $3,277,384(26)	USD	3,499	3,499,500
Dated 10/11/23 with an interest rate of 3.40%, collateralized by EUR 3,044,000 Republic of Poland, 1.00%, due 3/7/29 and a market value, including accrued interest, of $2,853,319(26)	USD	2,975	2,974,880
Dated 10/11/23 with an interest rate of 4.85%, collateralized by USD 8,762,000 Republic of Azerbaijan, 3.50%, due 9/1/32 and a market value, including accrued interest, of $6,918,592(26)	USD	7,386	7,385,840
Description	Principal Amount (000's omitted)		Value
Nomura International PLC: (continued)
Dated 10/11/23 with an interest rate of 4.90%, collateralized by USD 6,824,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $4,552,954(26)	USD	4,718	$ 4,717,568
Dated 10/11/23 with an interest rate of 5.05%, collateralized by USD 6,826,000 Republic of Colombia, 5.625%, due 2/26/44 and a market value, including accrued interest, of $4,869,434(26)	USD	5,138	5,137,507
Dated 10/11/23 with an interest rate of 5.05%, collateralized by USD 6,825,000 Republic of Colombia, 5.00%, due 6/15/45 and a market value, including accrued interest, of $4,524,828(26)	USD	4,771	4,770,887
Dated 10/11/23 with an interest rate of 5.05%, collateralized by USD 6,875,000 Republic of Colombia, 5.20%, due 5/15/49 and a market value, including accrued interest, of $4,586,981(26)	USD	4,753	4,752,825
Total Repurchase Agreements (identified cost $201,197,637)			$ 201,087,554

Sovereign Government Securities — 5.0%
Security	Principal Amount (000's omitted)		Value
Brazil — 4.4%
Letra do Tesouro Nacional, 0.00%, 1/1/24	BRL	561,300	$ 109,270,403
			$ 109,270,403
Sri Lanka — 0.6%
Sri Lanka Treasury Bills:
0.00%, 11/17/23	LKR	332,000	$ 1,007,297
0.00%, 11/24/23	LKR	166,000	502,193
0.00%, 12/8/23	LKR	384,641	1,156,810
0.00%, 1/5/24	LKR	890,000	2,644,286
0.00%, 1/12/24	LKR	1,648,000	4,881,097
0.00%, 3/15/24	LKR	200,000	577,719
0.00%, 4/19/24	LKR	857,000	2,446,002
			$ 13,215,404
Total Sovereign Government Securities (identified cost $125,672,882)			$ 122,485,807

30
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 3.9%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills:
0.00%, 11/30/23(27)	$55,000	$ 54,765,889
0.00%, 1/9/24(27)	42,000	41,575,161
Total U.S. Treasury Obligations (identified cost $96,339,298)		$ 96,341,050
Total Short-Term Investments (identified cost $653,335,183)		$ 650,039,777

Total Purchased Options — 0.0%(6) (identified cost $950,945)	$ 770,671
Total Investments — 99.6% (identified cost $2,611,538,307)	$2,462,648,511
Total Written Options — (0.0)%(6) (premiums received $338,138)	$ (202,436)
Securities Sold Short — (8.7)%
Common Stocks — (1.3)%
Security	Shares	Value
New Zealand — (1.3)%
a2 Milk Co., Ltd. (The)(7)	(563,000)	$ (1,371,320)
Air New Zealand, Ltd.	(1,306,400)	(509,864)
Auckland International Airport, Ltd.	(827,749)	(3,540,506)
Chorus, Ltd.	(258,615)	(1,081,732)
Contact Energy, Ltd.	(534,300)	(2,427,039)
EBOS Group, Ltd.	(32,800)	(669,586)
Fisher & Paykel Healthcare Corp., Ltd.	(323,700)	(3,926,352)
Fletcher Building, Ltd.	(629,500)	(1,586,470)
Freightways Group, Ltd.	(51,108)	(221,950)
Goodman Property Trust	(630,200)	(738,113)
Infratil, Ltd.	(529,800)	(3,033,649)
Kiwi Property Group, Ltd.	(714,465)	(322,729)
Mainfreight, Ltd.	(56,400)	(1,882,530)
Mercury NZ, Ltd.	(469,259)	(1,614,223)
Meridian Energy, Ltd.	(854,400)	(2,406,298)
Precinct Properties New Zealand, Ltd.	(1,111,675)	(719,619)
Ryman Healthcare, Ltd.	(369,100)	(1,223,681)
SKYCITY Entertainment Group, Ltd.	(402,000)	(438,178)
Security	Shares	Value
New Zealand (continued)
Spark New Zealand, Ltd.	(1,322,400)	$ (3,839,084)
Summerset Group Holdings, Ltd.	(106,094)	(602,508)
Total Common Stocks (proceeds $37,921,506)		$ (32,155,431)
Sovereign Government Bonds — (7.4)%
Security	Principal Amount (000's omitted)		Value
Armenia — (0.2)%
Republic of Armenia International Bond, 3.60%, 2/2/31(8)	USD	(8,028)	$ (5,936,963)
			$ (5,936,963)
Azerbaijan — (0.6)%
Republic of Azerbaijan:
3.50%, 9/1/32(8)	USD	(13,828)	$ (10,838,110)
5.125%, 9/1/29(8)	USD	(3,798)	(3,493,058)
			$ (14,331,168)
Colombia — (3.1)%
Republic of Colombia:
5.00%, 6/15/45	USD	(6,825)	$ (4,395,911)
5.20%, 5/15/49	USD	(95,747)	(61,586,330)
5.625%, 2/26/44	USD	(6,826)	(4,800,108)
6.125%, 1/18/41	USD	(6,824)	(5,240,603)
			$ (76,022,952)
Ecuador — (0.7)%
Republic of Ecuador:
0.00%, 7/31/30(8)	USD	(40,300)	$ (12,168,280)
6.00% to 7/31/24, 7/31/30(8)(19)	USD	(9,219)	(4,709,747)
			$ (16,878,027)
Mexico — (1.4)%
Mexican Udibonos:
4.00%, 11/15/40(21)	MXN	(413,767)	$ (20,326,752)
4.00%, 11/3/50(21)	MXN	(319,966)	(15,233,696)
			$ (35,560,448)
Pakistan — (0.9)%
Pakistan Government International Bond:
6.00%, 4/8/26(8)	USD	(25,032)	$ (13,830,180)

31
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value
Pakistan (continued)
Pakistan Government International Bond: (continued)
6.875%, 12/5/27(8)	USD	(5,736)	$ (3,062,450)
8.25%, 9/30/25(8)	USD	(6,441)	(4,618,023)
			$ (21,510,653)
Poland — (0.5)%
Republic of Poland:
1.00%, 3/7/29(8)	EUR	(10,844)	$ (10,089,582)
2.75%, 5/25/32(8)	EUR	(3,000)	(2,885,350)
			$ (12,974,932)
Total Sovereign Government Bonds (proceeds $190,720,218)			$ (183,215,143)
Total Securities Sold Short (proceeds $228,641,724)			$ (215,370,574)

Other Assets, Less Liabilities — 9.1%	$ 225,942,282
Net Assets — 100.0%	$2,473,017,783
The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.
(1)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2023.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $171,087,821 or 6.9% of the Portfolio's net assets.
(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2023.
(6)	Amount is less than 0.05% or (0.05)%, as applicable.
(7)	Non-income producing security.
(8)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $688,396,151 or 27.8% of the Portfolio's net assets.
(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).
(10)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(11)	Security converts to variable rate after the indicated fixed-rate coupon period.
(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(13)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(14)	Quantity held represents principal in USD.
(15)	Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.
(16)	Restricted security (see Note 5).
(17)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(18)	Fixed-rate loan.
(19)	Step coupon security. Interest rate represents the rate in effect at October 31, 2023.
(20)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(21)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.
(22)	Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.
(23)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro rata basis with all securities in the trust.

32
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

(24)	The stated interest rate represents the weighted average fixed interest rate at October 31, 2023 of all interest only securities comprising the certificate.
(25)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(26)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
(27)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

Purchased Currency Options (OTC) — 0.0%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Barclays Bank PLC	USD	32,100,000	CNH	7.30	1/18/24	$279,848
Call USD vs. Put CNH	Goldman Sachs International	USD	56,300,000	CNH	7.30	1/18/24	490,823
Total							$770,671
(1)	Amount is less than 0.05%.
Written Currency Options (OTC) — (0.0)%(1)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value
Call USD vs. Put CNH	Barclays Bank PLC	USD	32,100,000	CNH	7.50	1/18/24	$ (73,509)
Call USD vs. Put CNH	Goldman Sachs International	USD	56,300,000	CNH	7.50	1/18/24	(128,927)
Total							$(202,436)
(1)	Amount is less than (0.05)%.
Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
CLP	5,458,471,000	USD	5,850,451	12/20/23	$ 231,212
CLP	3,834,034,000	USD	4,079,845	12/20/23	191,920
CLP	3,635,045,000	USD	3,889,829	12/20/23	160,228
CLP	1,876,537,774	USD	1,998,945	12/20/23	91,836
CLP	2,045,697,000	USD	2,207,483	12/20/23	71,770
CLP	1,827,357,000	USD	1,971,408	12/20/23	64,578
CLP	1,573,613,000	USD	1,697,606	12/20/23	55,666
CLP	725,023,570	USD	784,471	12/20/23	23,329
CLP	100,000,000	USD	106,755	12/20/23	4,662
CLP	1,494,947,000	USD	1,668,002	12/20/23	(2,378)
CLP	1,494,947,000	USD	1,668,971	12/20/23	(3,346)
CLP	2,989,892,000	USD	3,335,072	12/20/23	(3,825)
CLP	1,494,947,000	USD	1,669,865	12/20/23	(4,241)
CLP	1,494,946,000	USD	1,669,864	12/20/23	(4,241)
CLP	1,494,947,000	USD	1,673,136	12/20/23	(7,511)
COP	8,032,200,000	USD	1,941,280	12/20/23	(10,549)
33
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
COP	62,262,000,000	USD	15,047,927	12/20/23	$ (81,770)
EUR	2,140,000	USD	2,291,555	12/20/23	(22,173)
EUR	3,087,961	USD	3,306,650	12/20/23	(31,995)
IDR	64,596,619,897	USD	4,108,853	12/20/23	(56,803)
IDR	382,346,349,516	USD	24,316,563	12/20/23	(332,543)
KRW	48,288,000,000	USD	36,425,629	12/20/23	(639,208)
KRW	58,668,200,000	USD	44,272,875	12/20/23	(793,648)
PEN	55,562,000	USD	14,306,460	12/20/23	129,378
PEN	8,686,000	USD	2,247,988	12/20/23	8,765
USD	35,074,122	CLP	31,540,404,344	12/20/23	(67,241)
USD	11,232,339	COP	46,474,700,000	12/20/23	61,036
USD	965,240	COP	3,997,029,000	12/20/23	4,459
USD	968,908	COP	4,035,171,000	12/20/23	(1,042)
USD	89,088,248	EUR	83,196,287	12/20/23	862,026
USD	79,490,096	EUR	74,232,920	12/20/23	769,153
USD	58,382,187	EUR	54,521,009	12/20/23	564,911
USD	57,911,176	EUR	54,081,149	12/20/23	560,354
USD	46,123,336	EUR	43,072,912	12/20/23	446,293
USD	40,418,379	EUR	37,745,260	12/20/23	391,092
USD	39,888,339	EUR	37,250,275	12/20/23	385,963
USD	32,895,635	EUR	30,720,042	12/20/23	318,301
USD	29,925,326	EUR	27,946,178	12/20/23	289,560
USD	20,991,321	EUR	19,603,034	12/20/23	203,114
USD	16,055,839	EUR	14,993,967	12/20/23	155,358
USD	15,543,621	EUR	14,515,624	12/20/23	150,401
USD	6,892,395	EUR	6,436,558	12/20/23	66,691
USD	6,558,754	EUR	6,124,983	12/20/23	63,463
USD	747,363	EUR	697,936	12/20/23	7,232
USD	373,186	EUR	348,505	12/20/23	3,611
USD	4,906,667	EUR	4,649,490	12/20/23	(23,925)
USD	7,942,577	EUR	7,526,276	12/20/23	(38,728)
USD	22,172,649	EUR	21,010,496	12/20/23	(108,113)
USD	24,930,933	IDR	383,525,000,000	12/20/23	872,977
USD	16,078,583	IDR	247,015,275,227	12/20/23	583,681
USD	12,461,723	IDR	191,761,000,000	12/20/23	432,840
USD	12,461,044	IDR	191,763,000,000	12/20/23	432,034
USD	12,032,946	IDR	189,202,424,764	12/20/23	164,557
USD	649,137	IDR	9,986,000,000	12/20/23	22,730
USD	418,612	IDR	6,431,135,711	12/20/23	15,196
USD	324,474	IDR	4,993,000,000	12/20/23	11,270
USD	324,453	IDR	4,993,000,000	12/20/23	11,249
USD	5,723,180	INR	478,000,000	12/20/23	(8,602)
USD	9,624,132	INR	804,000,000	12/20/23	(16,773)
USD	14,411,826	INR	1,204,000,000	12/20/23	(25,550)
34
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (Centrally Cleared) (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
USD	19,216,954	INR	1,605,000,000	12/20/23	$ (28,884)
USD	24,733,629	INR	2,066,000,000	12/20/23	(40,141)
USD	67,288,354	PEN	250,528,000	12/20/23	2,197,436
USD	39,610,567	PEN	147,688,000	12/20/23	1,239,018
USD	7,156,786	PEN	26,620,383	12/20/23	240,413
USD	10,998,189	PEN	42,087,000	12/20/23	63,357
USD	1,858,616	PEN	6,920,000	12/20/23	60,697
USD	10,688,603	PEN	40,994,000	12/20/23	37,750
USD	10,454,995	PEN	40,189,000	12/20/23	13,292
USD	13,091,265	PHP	743,000,000	12/20/23	7,760
USD	15,269,327	PHP	867,000,000	12/20/23	2,302
USD	16,128,464	PHP	916,000,000	12/20/23	(1,403)
USD	26,155,134	PHP	1,486,108,580	12/20/23	(13,789)
USD	13,025,428	PHP	742,000,000	12/20/23	(40,469)
USD	15,375,057	PHP	876,000,000	12/20/23	(50,449)
					$10,285,581
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	20,819,015	USD	21,930,554	Citibank, N.A.	11/3/23	$ 98,919	$ —
USD	1,797,297	EUR	1,697,232	Citibank, N.A.	11/3/23	1,384	—
USD	2,427,592	EUR	2,293,439	Goldman Sachs International	11/3/23	807	—
USD	1,787,983	EUR	1,697,232	Goldman Sachs International	11/3/23	—	(7,929)
USD	4,975,744	EUR	4,722,105	Standard Chartered Bank	11/3/23	—	(20,913)
USD	3,591,873	EUR	3,382,000	UBS AG	11/3/23	13,237	—
USD	2,314,107	EUR	2,184,212	UBS AG	11/3/23	2,901	—
USD	1,793,558	EUR	1,694,181	UBS AG	11/3/23	874	—
USD	5,550,960	GBP	4,573,374	Citibank, N.A.	11/3/23	—	(7,774)
OMR	10,000,000	USD	25,940,545	Standard Chartered Bank	11/6/23	43,218	—
OMR	5,300,000	USD	13,755,872	Standard Chartered Bank	11/6/23	15,523	—
OMR	548,000	USD	1,423,488	Standard Chartered Bank	11/6/23	423	—
USD	48,448,681	OMR	18,858,800	Standard Chartered Bank	11/6/23	—	(553,580)
ILS	41,606,661	USD	11,248,914	Bank of America, N.A.	11/13/23	—	(951,157)
USD	10,013,351	ILS	39,418,559	Citibank, N.A.	11/13/23	257,156	—
USD	554,267	ILS	2,188,102	HSBC Bank USA, N.A.	11/13/23	12,706	—
USD	27,114,500	PEN	103,928,000	Standard Chartered Bank	11/13/23	72,980	—
USD	3,508,739	PKR	1,084,200,446	Standard Chartered Bank	11/22/23	—	(342,498)
ILS	85,654,026	USD	22,659,795	HSBC Bank USA, N.A.	11/24/23	—	(1,450,408)
USD	10,761,387	ILS	42,363,277	Standard Chartered Bank	11/24/23	271,522	—
USD	10,965,513	ILS	43,290,749	UBS AG	11/24/23	245,990	—
USD	2,187,898	PKR	687,000,000	Deutsche Bank AG	11/24/23	—	(252,390)
35
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,188,088	PKR	698,000,000	JPMorgan Chase Bank, N.A.	11/27/23	$ —	$ (291,218)
USD	2,076,190	PKR	654,000,000	Standard Chartered Bank	11/27/23	—	(246,827)
USD	2,028,993	PKR	650,799,554	Standard Chartered Bank	11/27/23	—	(282,656)
UZS	23,620,880,922	USD	2,005,168	ICBC Standard Bank plc	11/27/23	—	(78,952)
ILS	14,793,479	USD	3,934,949	BNP Paribas	11/28/23	—	(271,217)
ILS	47,022,462	USD	12,365,432	BNP Paribas	11/28/23	—	(719,918)
ISK	915,862,918	EUR	6,322,837	JPMorgan Chase Bank, N.A.	11/28/23	—	(145,076)
USD	5,677,636	ILS	22,397,381	Citibank, N.A.	11/28/23	130,733	—
USD	10,000,396	ILS	39,418,559	JPMorgan Chase Bank, N.A.	11/28/23	238,053	—
TRY	168,067,954	USD	5,837,665	Standard Chartered Bank	12/8/23	—	(70,053)
USD	3,379,089	EUR	3,191,000	BNP Paribas	12/8/23	—	(2,433)
USD	3,376,981	EUR	3,191,000	Citibank, N.A.	12/8/23	—	(4,541)
USD	10,502,000	EUR	9,927,000	Citibank, N.A.	12/8/23	—	(17,701)
USD	7,503,508	EUR	7,091,000	HSBC Bank USA, N.A.	12/8/23	—	(10,867)
USD	81,448	EUR	76,718	UBS AG	12/8/23	149	—
USD	5,858,020	TRY	168,067,954	Standard Chartered Bank	12/8/23	90,408	—
UZS	50,129,203,000	USD	4,010,336	ICBC Standard Bank plc	12/18/23	—	(65,761)
AUD	41,000,000	USD	26,203,215	BNP Paribas	12/20/23	—	(152,982)
AUD	41,000,000	USD	26,472,839	Citibank, N.A.	12/20/23	—	(422,606)
AUD	60,000,000	USD	38,757,000	Citibank, N.A.	12/20/23	—	(634,707)
AUD	36,275,670	USD	23,441,167	Standard Chartered Bank	12/20/23	—	(392,639)
CAD	101,170,000	USD	74,000,252	Standard Chartered Bank	12/20/23	—	(983,263)
CZK	45,388,806	EUR	1,843,179	Goldman Sachs International	12/20/23	—	(1,894)
CZK	233,920,133	EUR	9,513,125	Goldman Sachs International	12/20/23	—	(24,548)
CZK	45,388,807	EUR	1,845,019	UBS AG	12/20/23	—	(3,847)
CZK	224,142,254	EUR	9,108,512	UBS AG	12/20/23	—	(16,137)
EUR	3,129,348	CZK	77,525,248	Bank of America, N.A.	12/20/23	—	(16,752)
EUR	1,230,999	CZK	30,487,194	Citibank, N.A.	12/20/23	—	(6,199)
EUR	7,824,510	CZK	193,813,122	Citibank, N.A.	12/20/23	—	(40,671)
EUR	6,839,840	CZK	169,489,187	Standard Chartered Bank	12/20/23	—	(38,408)
EUR	3,130,396	CZK	77,525,249	UBS AG	12/20/23	—	(15,641)
EUR	2,708,432	PLN	12,656,581	BNP Paribas	12/20/23	—	(128,322)
EUR	665,125	PLN	3,107,765	Goldman Sachs International	12/20/23	—	(31,422)
EUR	665,707	PLN	3,107,765	UBS AG	12/20/23	—	(30,805)
EUR	2,660,018	PLN	12,431,060	UBS AG	12/20/23	—	(126,200)
HUF	4,912,670,454	EUR	12,532,131	BNP Paribas	12/20/23	206,573	—
HUF	4,496,853,170	EUR	11,504,434	Goldman Sachs International	12/20/23	154,045	—
HUF	1,808,755,940	EUR	4,625,518	Goldman Sachs International	12/20/23	63,951	—
HUF	1,229,481,162	EUR	3,135,051	Goldman Sachs International	12/20/23	53,111	—
HUF	1,229,481,162	EUR	3,135,158	HSBC Bank USA, N.A.	12/20/23	52,998	—
HUF	4,466,064,049	EUR	11,420,859	Standard Chartered Bank	12/20/23	158,087	—
HUF	1,808,755,940	EUR	4,624,683	Standard Chartered Bank	12/20/23	64,837	—
HUF	4,912,670,454	EUR	12,524,654	UBS AG	12/20/23	214,501	—
ILS	49,568,741	USD	13,054,334	BNP Paribas	12/20/23	—	(757,975)
ISK	915,863,000	EUR	6,335,960	Bank of America, N.A.	12/20/23	—	(181,159)
36
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
ISK	1,320,871,536	EUR	8,983,687	JPMorgan Chase Bank, N.A.	12/20/23	$ —	$ (97,821)
ISK	822,444,819	EUR	5,670,078	JPMorgan Chase Bank, N.A.	12/20/23	—	(141,882)
ISK	3,464,132,800	EUR	23,547,908	JPMorgan Chase Bank, N.A.	12/20/23	—	(242,959)
JPY	4,546,457,667	USD	31,598,371	Citibank, N.A.	12/20/23	—	(1,365,456)
JPY	1,528,000,000	USD	10,611,384	UBS AG	12/20/23	—	(450,529)
MXN	357,493,935	USD	20,307,412	BNP Paribas	12/20/23	—	(631,717)
MXN	55,936,000	USD	3,223,977	Citibank, N.A.	12/20/23	—	(145,380)
MXN	123,269,000	USD	6,761,262	Goldman Sachs International	12/20/23	23,198	—
MXN	167,989,000	USD	9,226,190	Goldman Sachs International	12/20/23	19,562	—
MXN	123,269,000	USD	6,778,988	Goldman Sachs International	12/20/23	5,472	—
MXN	123,269,000	USD	6,779,567	Goldman Sachs International	12/20/23	4,893	—
MXN	47,638,185	USD	2,739,840	Goldman Sachs International	12/20/23	—	(117,937)
MXN	79,159,680	USD	4,556,580	JPMorgan Chase Bank, N.A.	12/20/23	—	(199,802)
MXN	369,804,000	USD	20,300,987	Standard Chartered Bank	12/20/23	52,227	—
MXN	65,335,000	USD	3,767,335	Standard Chartered Bank	12/20/23	—	(171,437)
NZD	4,250,000	USD	2,516,417	Citibank, N.A.	12/20/23	—	(39,974)
NZD	4,262,617	USD	2,523,887	Citibank, N.A.	12/20/23	—	(40,093)
NZD	6,250,000	USD	3,700,613	Citibank, N.A.	12/20/23	—	(58,786)
NZD	35,303,077	USD	20,902,881	Citibank, N.A.	12/20/23	—	(332,052)
NZD	3,146,034	USD	1,859,533	UBS AG	12/20/23	—	(26,363)
NZD	22,034,089	USD	13,016,440	UBS AG	12/20/23	—	(177,347)
THB	111,924	USD	3,156	Standard Chartered Bank	12/20/23	—	(29)
THB	101,000	USD	2,876	Standard Chartered Bank	12/20/23	—	(54)
THB	1,000,000	USD	28,710	Standard Chartered Bank	12/20/23	—	(769)
USD	16,710,568	CNH	122,000,000	Citibank, N.A.	12/20/23	38,333	—
USD	15,240,558	CNH	111,000,000	Goldman Sachs International	12/20/23	71,557	—
USD	21,008,752	CNH	153,422,000	Goldman Sachs International	12/20/23	42,460	—
USD	96,979,768	CNH	706,205,700	JPMorgan Chase Bank, N.A.	12/20/23	471,346	—
USD	10,353,034	ILS	40,406,752	BNP Paribas	12/20/23	329,461	—
USD	2,326,062	ILS	9,161,989	HSBC Bank USA, N.A.	12/20/23	53,276	—
USD	6,785,970	JPY	1,016,876,598	HSBC Bank USA, N.A.	12/20/23	23,970	—
USD	6,501,224	JPY	974,123,402	HSBC Bank USA, N.A.	12/20/23	23,524	—
USD	4,703,285	MXN	85,280,000	State Street Bank and Trust Company	12/20/23	9,658	—
USD	4,545,817	MXN	82,556,000	State Street Bank and Trust Company	12/20/23	2,113	—
USD	4,520,414	MXN	82,518,200	State Street Bank and Trust Company	12/20/23	—	(21,210)
USD	2,320,623	MXN	42,663,000	State Street Bank and Trust Company	12/20/23	—	(27,457)
USD	34,053,096	MXN	605,562,800	UBS AG	12/20/23	724,226	—
USD	74,012,250	NZD	125,000,000	Citibank, N.A.	12/20/23	1,175,720	—
USD	48,114,151	NZD	81,522,464	UBS AG	12/20/23	611,644	—
USD	237,637	THB	8,277,000	Standard Chartered Bank	12/20/23	6,362	—
USD	6,276,210	UYU	244,636,000	Citibank, N.A.	12/20/23	192,486	—
USD	3,128,912	UYU	122,184,000	Citibank, N.A.	12/20/23	90,382	—
USD	2,210,232	ZAR	42,182,883	Goldman Sachs International	12/20/23	—	(43,687)
USD	2,297,123	ZAR	43,940,503	Goldman Sachs International	12/20/23	—	(50,709)
USD	7,627,028	ZAR	146,008,014	Goldman Sachs International	12/20/23	—	(174,482)
37
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	2,209,687	ZAR	42,182,883	HSBC Bank USA, N.A.	12/20/23	$ —	$ (44,232)
USD	2,295,534	ZAR	43,940,503	HSBC Bank USA, N.A.	12/20/23	—	(52,298)
USD	6,189,161	ZAR	118,118,287	HSBC Bank USA, N.A.	12/20/23	—	(122,143)
USD	7,624,041	ZAR	146,008,013	HSBC Bank USA, N.A.	12/20/23	—	(177,469)
USD	6,154,293	ZAR	117,383,914	UBS AG	12/20/23	—	(117,772)
USD	400,317	ZMW	8,386,651	JPMorgan Chase Bank, N.A.	12/20/23	22,097	—
ZAR	22,838,464	USD	1,193,014	Goldman Sachs International	12/20/23	27,292	—
ZAR	18,687,785	USD	973,510	Goldman Sachs International	12/20/23	25,017	—
ZAR	6,837,864	USD	357,470	Goldman Sachs International	12/20/23	7,891	—
ZAR	4,669,292	USD	243,394	Goldman Sachs International	12/20/23	6,096	—
ZAR	5,880,563	USD	308,120	Goldman Sachs International	12/20/23	6,090	—
ZAR	22,838,464	USD	1,192,547	HSBC Bank USA, N.A.	12/20/23	27,760	—
ZAR	16,323,971	USD	855,343	HSBC Bank USA, N.A.	12/20/23	16,880	—
ZAR	6,837,864	USD	357,223	HSBC Bank USA, N.A.	12/20/23	8,138	—
ZAR	5,880,563	USD	308,044	HSBC Bank USA, N.A.	12/20/23	6,166	—
ZAR	4,669,292	USD	243,388	HSBC Bank USA, N.A.	12/20/23	6,102	—
ZAR	18,431,418	USD	961,221	JPMorgan Chase Bank, N.A.	12/20/23	23,608	—
ZAR	16,410,872	USD	860,402	UBS AG	12/20/23	16,465	—
USD	7,559,974	KES	1,171,795,907	Standard Chartered Bank	12/21/23	21,561	—
USD	3,418,240	KES	553,759,398	Standard Chartered Bank	12/21/23	—	(144,211)
UZS	48,492,293,000	USD	3,868,551	ICBC Standard Bank plc	12/21/23	28,106	—
UZS	24,149,433,000	USD	1,934,276	ICBC Standard Bank plc	12/21/23	6,282	—
USD	54,685,356	BRL	269,000,000	BNP Paribas	1/3/24	1,699,223	—
USD	58,149,482	BRL	292,300,000	BNP Paribas	1/3/24	573,844	—
UZS	44,918,382,000	USD	3,579,154	JPMorgan Chase Bank, N.A.	1/10/24	—	(35,531)
HUF	792,286,108	EUR	1,943,833	BNP Paribas	1/11/24	107,117	—
HUF	2,415,135,335	EUR	6,008,397	UBS AG	1/11/24	238,418	—
HUF	717,173,477	EUR	1,768,992	UBS AG	1/11/24	86,935	—
EGP	2,209,540	USD	64,989	Standard Chartered Bank	1/22/24	—	(2,172)
USD	61,359	EGP	2,209,540	Goldman Sachs International	1/22/24	—	(1,458)
UZS	46,590,925,423	USD	3,691,832	ICBC Standard Bank plc	1/22/24	54,748	—
UZS	24,410,559,000	USD	1,934,276	ICBC Standard Bank plc	1/22/24	28,684	—
HUF	3,860,572,749	EUR	9,045,391	Barclays Bank PLC	1/30/24	938,268	—
USD	2,149,500	PKR	644,850,000	Citibank, N.A.	1/31/24	—	(131,723)
USD	2,609,768	PKR	788,150,000	JPMorgan Chase Bank, N.A.	1/31/24	—	(178,394)
USD	3,735,505	PKR	1,146,800,000	JPMorgan Chase Bank, N.A.	2/2/24	—	(320,447)
USD	1,611,765	PKR	493,200,000	Standard Chartered Bank	2/2/24	—	(132,563)
USD	12,218,558	UGX	48,141,120,629	Deutsche Bank AG	2/6/24	—	(332,274)
USD	28,368,794	OMR	11,000,000	Standard Chartered Bank	2/22/24	—	(194,803)
USD	3,536,774	KZT	1,736,556,000	ICBC Standard Bank plc	3/14/24	—	(24,614)
USD	7,073,547	KZT	3,474,880,000	ICBC Standard Bank plc	3/14/24	—	(52,855)
USD	26,205,980	SAR	98,600,000	Standard Chartered Bank	3/14/24	—	(53,951)
USD	12,408,845	BHD	4,730,872	Standard Chartered Bank	3/18/24	—	(114,641)
USD	17,098,499	BHD	6,518,000	Standard Chartered Bank	3/18/24	—	(155,842)
TRY	268,396,676	USD	8,595,639	Standard Chartered Bank	3/20/24	—	(219,286)
38
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	8,327,475	TRY	268,396,676	Standard Chartered Bank	3/20/24	$ —	$ (48,878)
USD	3,671,357	EGP	146,120,000	HSBC Bank USA, N.A.	3/25/24	—	(49,444)
USD	10,353,220	EGP	397,356,601	Citibank, N.A.	6/13/24	1,012,970	—
USD	4,951,483	KZT	2,500,499,000	ICBC Standard Bank plc	6/18/24	—	(42,109)
NGN	495,390,017	USD	582,812	JPMorgan Chase Bank, N.A.	6/20/24	—	(111,412)
NGN	2,601,891,623	USD	3,153,808	Societe Generale	6/21/24	—	(678,683)
TRY	131,342,227	USD	3,885,896	Standard Chartered Bank	6/21/24	—	(142,600)
USD	3,740,848	TRY	131,342,227	Standard Chartered Bank	6/21/24	—	(2,448)
NGN	1,352,433,739	USD	1,591,111	Standard Chartered Bank	6/24/24	—	(305,763)
KZT	1,957,500,000	USD	3,828,851	Societe Generale	6/25/24	73,722	—
USD	4,244,131	KZT	2,175,117,000	ICBC Standard Bank plc	6/25/24	—	(92,295)
NGN	1,393,006,751	USD	1,591,111	Standard Chartered Bank	6/26/24	—	(268,021)
NGN	1,313,023,184	USD	1,475,319	Standard Chartered Bank	7/3/24	—	(230,889)
NGN	1,414,379,737	USD	1,571,533	Societe Generale	7/8/24	—	(233,105)
USD	9,048,690	SAR	34,000,000	Standard Chartered Bank	7/15/24	—	(317)
USD	26,650,006	OMR	10,530,750	Standard Chartered Bank	8/29/24	—	(647,340)
USD	874,322	AMD	348,679,825	Citibank, N.A.	9/6/24	54,463	—
USD	52,039	EGP	2,209,540	Standard Chartered Bank	9/11/24	3,040	—
KZT	3,688,854,849	USD	7,073,547	Citibank, N.A.	9/16/24	143,425	—
KZT	2,362,387,916	USD	4,527,816	Citibank, N.A.	9/16/24	94,022	—
KZT	1,846,195,811	USD	3,536,774	Citibank, N.A.	9/16/24	75,172	—
KZT	1,844,427,424	USD	3,536,774	Citibank, N.A.	9/16/24	71,713	—
USD	1,213,868	AMD	493,134,000	Citibank, N.A.	9/16/24	56,137	—
USD	7,073,549	KZT	3,589,826,000	Citibank, N.A.	9/16/24	50,319	—
USD	3,536,773	KZT	1,808,175,000	Citibank, N.A.	9/16/24	—	(788)
USD	8,488,256	KZT	4,343,865,000	Citibank, N.A.	9/16/24	—	(10,195)
USD	12,532,608	EGP	506,944,000	Citibank, N.A.	9/17/24	1,323,953	—
USD	3,536,775	KZT	1,835,586,000	Citibank, N.A.	9/19/24	—	(52,108)
TRY	651,103,833	USD	17,777,187	Standard Chartered Bank	9/20/24	—	(792,200)
USD	16,999,396	TRY	651,103,833	Standard Chartered Bank	9/20/24	14,409	—
TRY	176,998,064	USD	4,766,379	Standard Chartered Bank	9/23/24	—	(162,439)
USD	4,616,140	TRY	176,998,064	Standard Chartered Bank	9/23/24	12,200	—
USD	3,603,639	KZT	1,877,496,000	Bank of America, N.A.	9/30/24	—	(58,563)
USD	7,657,092	BHD	2,927,000	Standard Chartered Bank	6/13/25	—	(41,867)
USD	35,111,769	BHD	13,422,878	Standard Chartered Bank	6/18/25	—	(191,852)
USD	11,380,379	SAR	42,945,000	Standard Chartered Bank	6/18/25	—	(25,896)
						$13,405,289	$(21,155,869)
39
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Commodity Futures
Brent Crude Oil	285	Long	11/30/23	$ 24,230,700	$ (729,379)
Equity Futures
Hang Seng Index	46	Long	11/29/23	5,043,516	30,998
Nikkei 225 Index	126	Long	12/7/23	19,766,250	(784,353)
Euro Stoxx 50 Index	(971)	Short	12/15/23	(41,926,911)	1,815,279
IFSC Nifty 50 Index	(733)	Short	11/30/23	(28,092,959)	291,324
SPI 200 Index	(113)	Short	12/21/23	(12,205,367)	847,840
Interest Rate Futures
Long Gilt	550	Long	12/27/23	62,277,193	(1,003,504)
U.S. Ultra-Long Treasury Bond	338	Long	12/19/23	38,046,125	(4,310,614)
Euro-Bobl	(818)	Short	12/7/23	(100,652,023)	565,947
Euro-Bund	(764)	Short	12/7/23	(104,274,048)	1,623,860
Euro-Buxl	(124)	Short	12/7/23	(15,799,638)	1,245,623
Japan 10-Year Bond	(131)	Short	12/13/23	(124,237,176)	1,900,224
U.S. 5-Year Treasury Note	(1,094)	Short	12/29/23	(114,297,360)	575,335
U.S. 10-Year Treasury Note	(303)	Short	12/19/23	(32,170,078)	857,025
U.S. Long Treasury Bond	(217)	Short	12/19/23	(23,747,937)	1,976,856
					$ 4,902,461
Inflation Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	11,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$ 1,511,373
EUR	10,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	1,498,918
EUR	10,900	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	1,498,917
EUR	11,410	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.08% (pays upon termination)	1/15/37	1,660,677
EUR	10,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(1,759,213)
EUR	10,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(1,762,781)
EUR	11,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	(1,775,352)
40
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Inflation Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)
EUR	11,410	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.18% (pays upon termination)	1/15/47	$ (2,031,525)
EUR	4,350	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.10% (pays upon termination)	3/12/50	(1,919,287)
EUR	7,900	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.64% (pays upon termination)	3/13/53	(129,362)
EUR	26,300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.72% (pays upon termination)	6/15/53	346,025
USD	75,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.48% (pays upon termination)	3/16/28	811,772
USD	50,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.49% (pays upon termination)	3/16/28	521,927
USD	64,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.48% (pays upon termination)	3/20/28	676,237
USD	65,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.41% (pays upon termination)	6/5/28	778,235
USD	26,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.60% (pays upon termination)	7/31/28	71,792
USD	13,750	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.58% (pays upon termination)	8/25/28	40,214
USD	9,489	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.44% (pays upon termination)	1/13/33	191,917
USD	4,900	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.60% (pays upon termination)	4/3/33	46,710
USD	10,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.61% (pays upon termination)	4/3/33	86,240
USD	51,550	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	(2,293,254)
USD	18,160	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.67% (pays upon termination)	1/7/37	(821,182)
USD	34,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	1,916,016
USD	17,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	960,533
USD	18,140	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.54% (pays upon termination)	1/7/47	1,135,674
USD	5,824	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	618,930
USD	10,710	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.40% (pays upon termination)	3/13/53	630,661
							$ 2,510,812
41
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
BRL	1,551,900	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	11.29% (pays upon termination)	7/1/24	$ (938,974)	$ —	$ (938,974)
BRL	261,625	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.40% (pays upon termination)	1/2/25	(550,197)	—	(550,197)
BRL	261,625	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.50% (pays upon termination)	1/2/25	(488,280)	—	(488,280)
BRL	255,919	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.52% (pays upon termination)	1/2/25	(471,961)	—	(471,961)
BRL	267,331	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.52% (pays upon termination)	1/2/25	(491,400)	—	(491,400)
BRL	1,158,100	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	10.96% (pays upon termination)	1/2/25	(661,105)	—	(661,105)
CLP	40,832,380	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.77% (pays semi-annually)	6/6/33	1,689,603	12,797	1,702,400
CLP	13,713,620	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.65% (pays semi-annually)	6/14/33	633,292	—	633,292
CLP	11,010,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.00% (pays semi-annually)	6/22/33	1,183,010	—	1,183,010
CLP	12,557,000	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	5.20% (pays semi-annually)	6/22/33	1,125,128	—	1,125,128
CNY	170,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.41% (pays quarterly)	12/20/28	(2,987)	—	(2,987)
CNY	225,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.41% (pays quarterly)	12/20/28	(3,954)	—	(3,954)
CNY	108,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.42% (pays quarterly)	12/20/28	365	—	365
CNY	225,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.42% (pays quarterly)	12/20/28	4,799	—	4,799
CNY	108,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.43% (pays quarterly)	12/20/28	10,707	—	10,707
CNY	333,800	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.43% (pays quarterly)	12/20/28	34,091	—	34,091
CNY	61,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	7,143	—	7,143
CNY	48,700	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	6,577	—	6,577
42
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
CNY	148,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	$ 21,759	$ —	$ 21,759
CNY	111,100	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.44% (pays quarterly)	12/20/28	16,999	—	16,999
CNY	40,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.45% (pays quarterly)	12/20/28	7,409	—	7,409
CNY	101,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.46% (pays quarterly)	12/20/28	26,939	—	26,939
CNY	101,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	29,961	—	29,961
CNY	121,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	39,679	—	39,679
CNY	83,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.47% (pays quarterly)	12/20/28	27,602	—	27,602
COP	86,746,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.84% (pays quarterly)	5/5/25	2,329,911	—	2,329,911
COP	40,662,300	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.19% (pays quarterly)	6/4/25	(1,154,544)	—	(1,154,544)
COP	61,940,900	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.26% (pays quarterly)	6/5/25	(1,745,078)	—	(1,745,078)
COP	85,106,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.34% (pays quarterly)	6/8/25	(2,362,469)	—	(2,362,469)
COP	41,729,700	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.44% (pays quarterly)	6/9/25	(1,135,328)	—	(1,135,328)
COP	14,659,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	436,513	—	436,513
COP	6,351,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	185,242	—	185,242
COP	29,320,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays quarterly)	11/26/25	847,339	—	847,339
COP	20,326,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	583,963	—	583,963
COP	6,192,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.21% (pays quarterly)	11/26/25	174,880	—	174,880
COP	15,771,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	434,758	—	434,758
43
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
COP	27,035,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	5.68% (pays quarterly)	11/26/25	$ (569,412)	$ —	$ (569,412)
COP	35,344,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.06% (pays quarterly)	11/26/25	583,240	—	583,240
COP	76,566,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	6.25% (pays quarterly)	11/26/25	1,198,800	—	1,198,800
COP	7,565,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.17% (pays quarterly)	11/26/25	(6,025)	(88)	(6,113)
COP	14,525,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	10.28% (pays quarterly)	11/26/25	(19,346)	—	(19,346)
CZK	569,000	Pays	6-month CZK PRIBOR (pays semi-annually)	4.18% (pays annually)	9/20/28	(384,716)	—	(384,716)
CZK	155,489	Pays	6-month CZK PRIBOR (pays semi-annually)	3.94% (pays annually)	9/20/33	(327,647)	—	(327,647)
CZK	310,979	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(639,834)	—	(639,834)
CZK	467,532	Pays	6-month CZK PRIBOR (pays semi-annually)	3.96% (pays annually)	9/20/33	(949,818)	—	(949,818)
CZK	225,000	Pays	6-month CZK PRIBOR (pays semi-annually)	4.31% (pays annually)	12/20/33	(114,840)	—	(114,840)
EUR	2,800	Receives	1-day Euro Short-Term Rate (pays annually)	2.60% (pays annually)	1/24/28	62,271	(50)	62,221
EUR	5,444	Pays	6-month EURIBOR (pays semi-annually)	3.03% (pays annually)	10/10/29	(76,893)	—	(76,893)
EUR	1,800	Pays	6-month EURIBOR (pays semi-annually)	3.17% (pays annually)	10/17/29	(10,301)	—	(10,301)
EUR	2,719	Pays	6-month EURIBOR (pays semi-annually)	3.01% (pays annually)	10/27/29	(39,770)	—	(39,770)
EUR	600	Pays	6-month EURIBOR (pays semi-annually)	3.26% (pays annually)	10/17/32	(3,465)	—	(3,465)
EUR	1,200	Pays	6-month EURIBOR (pays semi-annually)	3.31% (pays annually)	10/18/32	(1,334)	—	(1,334)
EUR	1,200	Pays	6-month EURIBOR (pays semi-annually)	3.20% (pays annually)	10/19/32	(12,091)	—	(12,091)
EUR	6,500	Receives	1-day Euro Short-Term Rate (pays annually)	0.83% (pays annually)	3/17/52	3,044,613	(1,497)	3,043,116
EUR	8,950	Receives	1-day Euro Short-Term Rate (pays annually)	0.86% (pays annually)	3/18/52	4,133,615	643	4,134,258
EUR	3,019	Receives	1-day Euro Short-Term Rate (pays annually)	0.87% (pays annually)	3/18/52	1,386,035	(106)	1,385,929
EUR	1,770	Receives	1-day Euro Short-Term Rate (pays annually)	1.29% (pays annually)	4/20/52	659,574	33	659,607
44
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
GBP	15,312	Pays	1-day Sterling Overnight Index Average (pays annually)	4.56% (pays annually)	10/2/28	$ 26,027	$ —	$ 26,027
GBP	30,192	Pays	1-day Sterling Overnight Index Average (pays annually)	4.39% (pays annually)	12/20/28	(129,889)	—	(129,889)
GBP	15,096	Pays	1-day Sterling Overnight Index Average (pays annually)	4.59% (pays annually)	12/20/28	92,102	—	92,102
HUF	607,981	Pays	6-month HUF BUBOR (pays semi-annually)	7.95% (pays annually)	4/25/33	116,211	—	116,211
HUF	3,776,964	Pays	6-month HUF BUBOR (pays semi-annually)	7.90% (pays annually)	4/27/33	676,565	—	676,565
HUF	5,920,391	Pays	6-month HUF BUBOR (pays semi-annually)	8.08% (pays annually)	5/25/33	(1,727)	—	(1,727)
HUF	1,888,482	Pays	6-month HUF BUBOR (pays semi-annually)	7.88% (pays annually)	6/5/33	(54,712)	—	(54,712)
INR	3,402,510	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/25	56,515	—	56,515
INR	2,103,490	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.73% (pays semi-annually)	12/20/25	36,088	—	36,088
INR	7,020,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.75% (pays semi-annually)	12/20/25	154,162	—	154,162
INR	9,992,000	Pays	1-day INR FBIL MIBOR (pays semi-annually)	6.75% (pays semi-annually)	12/20/25	222,705	—	222,705
JPY	6,104,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.31% (pays annually)	12/1/27	266,170	—	266,170
JPY	559,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.32% (pays annually)	12/1/27	23,226	—	23,226
JPY	5,588,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.32% (pays annually)	12/1/27	231,773	—	231,773
JPY	3,184,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.41% (pays annually)	9/20/28	234,558	—	234,558
JPY	45,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.80% (pays annually)	9/20/33	8,702	—	8,702
JPY	57,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.80% (pays annually)	9/20/33	10,986	—	10,986
JPY	36,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.81% (pays annually)	9/20/33	6,822	—	6,822
JPY	6,992,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.82% (pays annually)	9/20/33	1,269,857	—	1,269,857
JPY	2,841,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	0.86% (pays annually)	9/20/33	432,689	—	432,689
45
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
JPY	2,031,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.07% (pays annually)	12/20/33	$ 107,781	$ —	$ 107,781
JPY	537,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.28% (pays annually)	3/15/53	356,413	—	356,413
JPY	478,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.28% (pays annually)	3/15/53	314,289	—	314,289
JPY	510,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.29% (pays annually)	3/15/53	330,768	—	330,768
JPY	1,218,600	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.29% (pays annually)	3/15/53	787,426	—	787,426
JPY	1,128,100	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.30% (pays annually)	3/15/53	718,156	—	718,156
JPY	1,123,900	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.30% (pays annually)	3/15/53	711,003	—	711,003
JPY	480,000	Receives	1-day Overnight Tokyo Average Rate (pays annually)	1.33% (pays annually)	9/20/53	306,390	—	306,390
KRW	12,965,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.57% (pays quarterly)	6/21/28	(214,472)	—	(214,472)
KRW	12,965,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.60% (pays quarterly)	6/21/28	(199,719)	—	(199,719)
KRW	13,412,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.61% (pays quarterly)	6/21/28	(204,425)	—	(204,425)
KRW	20,704,100	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.65% (pays quarterly)	7/19/31	(2,540,547)	—	(2,540,547)
KRW	4,747,173	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.23% (pays quarterly)	6/21/33	(258,423)	—	(258,423)
KRW	28,753,581	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	6/21/33	(1,431,144)	—	(1,431,144)
KRW	5,306,360	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	6/21/33	(257,924)	—	(257,924)
KRW	5,345,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.35% (pays quarterly)	6/21/33	(251,273)	—	(251,273)
KRW	14,189,521	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.41% (pays quarterly)	6/21/33	(616,550)	—	(616,550)
KRW	4,881,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.29% (pays quarterly)	9/20/33	(253,886)	—	(253,886)
46
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
KRW	3,543,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	$ (180,957)	$ —	$ (180,957)
KRW	887,765	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.31% (pays quarterly)	9/20/33	(45,064)	—	(45,064)
KRW	4,723,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.33% (pays quarterly)	9/20/33	(233,228)	—	(233,228)
KRW	4,723,600	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.34% (pays quarterly)	9/20/33	(230,888)	—	(230,888)
KRW	7,533,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.40% (pays quarterly)	9/20/33	(338,687)	—	(338,687)
KRW	7,690,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.52% (pays quarterly)	9/20/33	(290,288)	—	(290,288)
KRW	15,536,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(549,930)	—	(549,930)
KRW	7,156,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(252,853)	—	(252,853)
KRW	6,120,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.56% (pays quarterly)	9/20/33	(214,712)	—	(214,712)
KRW	7,250,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	3.59% (pays quarterly)	9/20/33	(240,717)	—	(240,717)
KRW	10,491,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	4.02% (pays quarterly)	12/20/33	(76,516)	—	(76,516)
KRW	20,755,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	4.03% (pays quarterly)	12/20/33	(136,025)	—	(136,025)
MXN	2,783,830	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.33% (pays monthly)	10/7/24	(156,143)	—	(156,143)
MXN	5,211,360	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.24% (pays monthly)	10/9/24	(518,769)	—	(518,769)
MXN	1,987,810	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	11.25% (pays monthly)	10/10/24	(191,635)	—	(191,635)
PLN	54,770	Receives	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/14/26	794,504	—	794,504
PLN	163,380	Receives	6-month PLN WIBOR (pays semi-annually)	2.49% (pays annually)	10/15/26	2,373,341	—	2,373,341
PLN	85,600	Receives	6-month PLN WIBOR (pays semi-annually)	3.39% (pays annually)	12/15/26	713,344	—	713,344
PLN	48,710	Receives	6-month PLN WIBOR (pays semi-annually)	5.56% (pays annually)	12/21/27	(621,779)	—	(621,779)
47
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Interest Rate Swaps (Centrally Cleared) (continued)
Notional Amount (000's omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
PLN	55,790	Receives	6-month PLN WIBOR (pays semi-annually)	6.02% (pays annually)	12/21/27	$ (991,839)	$ —	$ (991,839)
USD	1,000	Receives	SOFR (pays annually)	1.21% (pays annually)	11/29/26	132,441	—	132,441
USD	5,458	Pays	SOFR (pays annually)	1.60% (pays semi-annually)	3/10/27	(678,916)	(3,727)	(682,643)
USD	10,942	Receives	SOFR (pays annually)	1.60% (pays semi-annually)	3/10/27	1,361,046	7,923	1,368,969
USD	75,000	Pays	SOFR (pays annually)	3.55% (pays semi-annually)	3/16/28	(4,942,511)	—	(4,942,511)
USD	50,000	Pays	SOFR (pays annually)	3.57% (pays semi-annually)	3/16/28	(3,331,752)	—	(3,331,752)
USD	64,000	Pays	SOFR (pays annually)	3.56% (pays annually)	3/20/28	(3,183,788)	—	(3,183,788)
USD	65,000	Pays	SOFR (pays annually)	3.49% (pays annually)	6/5/28	(3,337,558)	—	(3,337,558)
USD	26,500	Pays	SOFR (pays annually)	3.95% (pays annually)	7/31/28	(777,551)	—	(777,551)
USD	55,000	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	(1,456,123)	—	(1,456,123)
USD	55,000	Pays	SOFR (pays annually)	4.01% (pays annually)	8/4/28	(1,453,660)	—	(1,453,660)
USD	13,625	Pays	SOFR (pays annually)	4.18% (pays annually)	8/23/28	(250,917)	(409)	(251,326)
USD	11,800	Pays	SOFR (pays annually)	4.05% (pays annually)	9/20/28	(272,286)	—	(272,286)
USD	11,800	Pays	SOFR (pays annually)	4.06% (pays annually)	9/20/28	(270,975)	—	(270,975)
USD	6,917	Receives	SOFR (pays annually)	1.94% (pays annually)	3/17/32	1,379,609	333	1,379,942
USD	10,205	Pays	SOFR (pays annually)	3.23% (pays semi-annually)	1/13/33	(1,277,975)	—	(1,277,975)
USD	4,900	Pays	SOFR (pays annually)	3.27% (pays annually)	4/3/33	(529,459)	—	(529,459)
USD	10,000	Pays	SOFR (pays annually)	3.28% (pays annually)	4/3/33	(1,071,527)	—	(1,071,527)
USD	32,400	Pays	SOFR (pays annually)	3.76% (pays annually)	9/20/33	(901,857)	—	(901,857)
ZAR	161,638	Pays	3-month ZAR JIBAR (pays quarterly)	7.67% (pays quarterly)	1/19/28	(246,670)	73	(246,597)
ZAR	649,365	Pays	3-month ZAR JIBAR (pays quarterly)	7.71% (pays quarterly)	1/19/28	(935,096)	332	(934,764)
ZAR	642,466	Pays	3-month ZAR JIBAR (pays quarterly)	8.39% (pays quarterly)	2/24/28	(131,497)	772	(130,725)
ZAR	603,659	Pays	3-month ZAR JIBAR (pays quarterly)	8.39% (pays quarterly)	2/24/28	(117,429)	730	(116,699)
Total						$(14,836,551)	$17,759	$ (14,818,792)
48
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Credit Default Swaps - Sell Protection (Centrally Cleared)
Reference Entity	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Colombia	$ 86,100	1.00% (pays quarterly)(1)	2.20%	12/20/28	$ (4,435,277)	$ 4,818,505	$ 383,228
Total	$86,100				$(4,435,277)	$4,818,505	$383,228
Credit Default Swaps - Buy Protection (Centrally Cleared)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Austria	$ 18,213	1.00% (pays quarterly)(1)	12/20/28	$ (711,940)	$ 689,166	$ (22,774)
China	165,600	1.00% (pays quarterly)(1)	12/20/28	(1,545,162)	1,628,896	83,734
Finland	18,801	0.25% (pays quarterly)(1)	12/20/28	(26,138)	8,593	(17,545)
France	87,573	0.25% (pays quarterly)(1)	12/20/28	97,944	(80,009)	17,935
Germany	85,444	0.25% (pays quarterly)(1)	12/20/28	(186,134)	215,359	29,225
Hungary	19,438	1.00% (pays quarterly)(1)	12/20/28	487,075	(510,253)	(23,178)
Malaysia	286,450	1.00% (pays quarterly)(1)	12/20/28	(5,001,055)	6,581,236	1,580,181
Markit CDX Emerging Markets Index (CDX.EM.31.V3)	860	1.00% (pays quarterly)(1)	6/20/24	(3,914)	(16,771)	(20,685)
Markit CDX Emerging Markets Index (CDX.EM.40.V1)	100,600	1.00% (pays quarterly)(1)	12/20/28	5,383,770	(5,558,972)	(175,202)
Markit CDX North America High Yield Index (CDX.NA.HY.41.V2)	122,000	5.00% (pays quarterly)(1)	12/20/28	(119,641)	393,355	273,714
Philippines	66,000	1.00% (pays quarterly)(1)	12/20/28	(395,796)	570,538	174,742
Poland	73,949	1.00% (pays quarterly)(1)	12/20/28	(1,152,211)	935,804	(216,407)
Qatar	31,700	1.00% (pays quarterly)(1)	12/20/28	(627,503)	896,531	269,028
Romania	19,120	1.00% (pays quarterly)(1)	12/20/28	545,577	(583,706)	(38,129)
Saudi	192,700	1.00% (pays quarterly)(1)	12/20/28	(3,053,782)	4,400,328	1,346,546
Saudi	57,200	1.00% (pays quarterly)(1)	12/20/33	(164,372)	817,969	653,597
South Africa	459,827	1.00% (pays quarterly)(1)	12/20/28	34,241,233	(32,806,254)	1,434,979
South Africa	58,700	1.00% (pays quarterly)(1)	6/20/29	5,265,033	(4,829,826)	435,207
South Africa	9,464	1.00% (pays quarterly)(1)	6/20/31	1,327,218	(1,101,977)	225,241
49
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Credit Default Swaps - Buy Protection (Centrally Cleared) (continued)
Reference Entity	Notional Amount (000's omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Spain	$127,300	1.00% (pays quarterly)(1)	12/20/28	$ (2,755,931)	$ 2,793,906	$ 37,975
Turkey	21,042	1.00% (pays quarterly)(1)	12/20/28	2,534,461	(2,627,907)	(93,446)
United Kingdom	85,267	1.00% (pays quarterly)(1)	12/20/28	(2,747,974)	2,723,120	(24,854)
Total				$31,390,758	$ (25,460,874)	$5,929,884
Credit Default Swaps - Sell Protection (OTC)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**	Current Market Annual Fixed Rate***	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Petroleos Mexicanos	Bank of America, N.A.	$ 17,700	1.00% (pays quarterly)(1)	2.34%	12/20/23	$ (11,887)	$ 17,974	$ 6,087
Vietnam	Goldman Sachs International	19,880	1.00% (pays quarterly)(1)	0.68	6/20/24	63,252	(37,737)	25,515
Total		$37,580				$ 51,365	$ (19,763)	$31,602
Credit Default Swaps - Buy Protection (OTC)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
Czech Republic	JPMorgan Chase Bank, N.A.	$19,840	1.00% (pays quarterly)(1)	12/20/28	$ (633,856)	$ 606,983	$ (26,873)
Dubai	Barclays Bank PLC	6,348	1.00% (pays quarterly)(1)	12/20/24	(54,713)	(23,974)	(78,687)
Dubai	Barclays Bank PLC	9,572	1.00% (pays quarterly)(1)	12/20/24	(82,501)	(36,181)	(118,682)
Saudi Arabia	Barclays Bank PLC	25,486	1.00% (pays quarterly)(1)	6/20/31	(253,982)	(358,509)	(612,491)
Sweden	Citibank, N.A.	41,185	0.25% (pays quarterly)(1)	12/20/28	(158,794)	151,150	(7,644)
Total					$(1,183,846)	$ 339,469	$(844,377)

50
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2023, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $123,680,000.
**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.
***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.
Total Return Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)
BNP Paribas	USD	394,000	Excess Return on Bloomberg Commodity 1 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.13% (pays upon termination)	2/26/24	$ (9,561)
BNP Paribas	USD	147,000	Excess Return on Bloomberg Commodity 3 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.13% (pays upon termination)	2/26/24	63,376
Citibank, N.A.	KRW	80,750	Positive Return on KOSPI 200 Index Futures 12/2023 (pays upon termination)	Negative Return on KOSPI 200 Index Futures 12/2023 (pays upon termination)	12/14/23	(1,741,959)
						$ (1,688,144)
Cross-Currency Swaps (OTC)
Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)
Barclays Bank PLC	1-day Indice Camara Promedio Rate on CLP 7,890,662,080 (pays semi-annually)*	1.41% on CLP equivalent of CLF 224,000 (pays semi-annually)*	1/13/33	$1,062,411
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 2,698,942,950 (pays semi-annually)*	2.10% on CLP equivalent of CLF 85,000 (pays semi-annually)*	4/8/32	(207,403)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 8,224,633,060 (pays semi-annually)*	2.25% on CLP equivalent of CLF 259,000 (pays semi-annually)*	4/11/32	(750,986)
Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,531,614,475 (pays semi-annually)*	1.85% on CLP equivalent of CLF 47,900 (pays semi-annually)*	4/20/32	(71,473)
				$ 32,549
*	At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.
51
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Portfolio of Investments — continued

Abbreviations:
BUBOR	– Budapest Interbank Offered Rate
CPI-U (NSA)	– Consumer Price Index All Urban Non-Seasonally Adjusted
EURIBOR	– Euro Interbank Offered Rate
FBIL	– Financial Benchmarks India Ltd.
GDP	– Gross Domestic Product
HICP	– Harmonised Indices of Consumer Prices
JIBAR	– Johannesburg Interbank Average Rate

LIBOR	– London Interbank Offered Rate
MIBOR	– Mumbai Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
PRIBOR	– Prague Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
WIBOR	– Warsaw Interbank Offered Rate

Currency Abbreviations:
AMD	– Armenian Dram
AUD	– Australian Dollar
BHD	– Bahraini Dinar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLF	– Chilean Unidad de Fomento
CLP	– Chilean Peso
CNH	– Yuan Renminbi Offshore
CNY	– Yuan Renminbi
COP	– Colombian Peso
CZK	– Czech Koruna
DOP	– Dominican Peso
EGP	– Egyptian Pound
EUR	– Euro
GBP	– British Pound Sterling
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
ILS	– Israeli Shekel
INR	– Indian Rupee
ISK	– Icelandic Krona
JPY	– Japanese Yen
KES	– Kenyan Shilling
KRW	– South Korean Won

KZT	– Kazakhstani Tenge
LKR	– Sri Lankan Rupee
MXN	– Mexican Peso
NGN	– Nigerian Naira
NZD	– New Zealand Dollar
OMR	– Omani Rial
PEN	– Peruvian Sol
PHP	– Philippine Peso
PKR	– Pakistan Rupee
PLN	– Polish Zloty
RSD	– Serbian Dinar
SAR	– Saudi Riyal
THB	– Thai Baht
TRY	– Turkish Lira
UAH	– Ukrainian Hryvnia
UGX	– Ugandan Shilling
USD	– United States Dollar
UYU	– Uruguayan Peso
UZS	– Uzbekistani Som
ZAR	– South African Rand
ZMW	– Zambian Kwacha
52
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $2,381,412,941)	$ 2,232,523,145
Affiliated investments, at value (identified cost $230,125,366)	230,125,366
Deposits for derivatives collateral:
Centrally cleared derivatives	188,834,489
OTC derivatives	2,099,800
Cash collateral for securities sold short	48,314,751
Foreign currency, at value (identified cost $41,058,028)	40,701,391
Interest and dividends receivable	34,959,530
Dividends receivable from affiliated investments	989,809
Receivable for investments sold	3,607,318
Receivable for variation margin on open futures contracts	137,258
Receivable for open forward foreign currency exchange contracts	13,405,289
Receivable for open swap contracts	1,157,389
Upfront payments on open non-centrally cleared swap contracts	456,401
Tax reclaims receivable	39,221
Trustees' deferred compensation plan	150,068
Total assets	$2,797,501,225
Liabilities
Cash collateral due to brokers	$ 2,099,800
Payable for reverse repurchase agreements, including accrued interest of $162,189	51,560,669
Written options outstanding, at value (premiums received $338,138)	202,436
Payable for investments purchased	17,125,260
Payable for securities sold short, at value (proceeds $228,641,724)	215,370,574
Payable for variation margin on open centrally cleared derivatives	396,996
Payable for open forward foreign currency exchange contracts	21,155,869
Payable for open swap contracts	3,625,759
Payable for closed swap contracts	1,145,194
Upfront receipts on open non-centrally cleared swap contracts	776,107
Due to custodian	3,954,272
Payable to affiliates:
Investment adviser fee	1,942,064
Trustees' fees	9,223
Trustees' deferred compensation plan	150,068
Other	147,809
Interest and dividends payable on securities sold short	4,005,080
Accrued foreign capital gains taxes	20,331
Accrued expenses	795,931
Total liabilities	$ 324,483,442
Net Assets applicable to investors' interest in Portfolio	$2,473,017,783
53
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $238,643)	$ 3,932,913
Dividend income from affiliated investments	10,085,746
Interest and other income (net of foreign taxes withheld of $2,397,281)	159,039,853
Total investment income	$ 173,058,512
Expenses
Investment adviser fee	$ 21,371,612
Trustees’ fees and expenses	108,505
Custodian fee	1,259,071
Legal and accounting services	295,319
Interest expense and fees	2,898,033
Interest and dividend expense on securities sold short	12,379,214
Miscellaneous	108,328
Total expenses	$ 38,420,082
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 377,927
Total expense reductions	$ 377,927
Net expenses	$ 38,042,155
Net investment income	$ 135,016,357
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (214,129,460)
Written options	2,183
Securities sold short	(605,413)
Futures contracts	7,240,307
Swap contracts	(9,546,132)
Foreign currency transactions	(4,993,201)
Forward foreign currency exchange contracts	11,702,455
Non-deliverable bond forward contracts	12,622,320
Net realized loss	$(197,706,941)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $20,331)	$ 356,387,368
Written options	135,702
Securities sold short	7,478,831
Futures contracts	(16,889,470)
Swap contracts	(63,796,293)
Foreign currency	(1,194,728)
Forward foreign currency exchange contracts	(27,477,651)
Non-deliverable bond forward contracts	(2,147,972)
Net change in unrealized appreciation (depreciation)	$ 252,495,787
Net realized and unrealized gain	$ 54,788,846
Net increase in net assets from operations	$ 189,805,203
54
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 135,016,357	$ 134,697,184
Net realized gain (loss)	(197,706,941)	139,946,227
Net change in unrealized appreciation (depreciation)	252,495,787	(378,537,426)
Net increase (decrease) in net assets from operations	$ 189,805,203	$ (103,894,015)
Capital transactions:
Contributions	$ 548,261,795	$ 273,908,421
Withdrawals	(209,820,317)	(857,398,700)
Net increase (decrease) in net assets from capital transactions	$ 338,441,478	$ (583,490,279)
Net increase (decrease) in net assets	$ 528,246,681	$ (687,384,294)
Net Assets
At beginning of year	$ 1,944,771,102	$ 2,632,155,396
At end of year	$2,473,017,783	$1,944,771,102
55
See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Consolidated Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses (1)	1.68% (2)(3)	1.17% (2)(3)	1.12%	1.11% (2)	1.26% (2)
Net investment income	5.97%	6.13%	5.37%	5.69%	5.86%
Portfolio Turnover	56%	94%	82%	80%	71%
Total Return	9.60%	(4.83)% (2)	5.94%	6.57% (2)	8.22% (2)
Net assets, end of year (000’s omitted)	$2,473,018	$1,944,771	$2,632,155	$3,045,720	$3,331,278
(1)	Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.68%, 0.16%, 0.11%, 0.09% and 0.24%, of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(2)	The investment adviser reimbursed certain operating expenses (equal to less than 0.01%, 0.01%, 0.04% and 0.05% of average daily net assets for the years ended October 31, 2023, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
56

Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Notes to Consolidated Financial Statements

1  Significant Accounting Policies
Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 73.0%, 26.6% and 0.4%, respectively, in the Portfolio.
The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2023 were $6,452,778 or 0.3% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on credit default swaps ("swaptions") are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
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Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.
G  Use of Estimates—The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H   Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could
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be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index, or commodity and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
K  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
L  Written Options—Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
M  Interest Rate Swaps—Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.
N  Inflation Swaps—Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between
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the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.
O  Cross-Currency Swaps—Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.
P  Credit Default Swaps—When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Q  Total Return Swaps—In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
R  Swaptions—A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
S  Repurchase Agreements—A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be
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delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.
T  Reverse Repurchase Agreements—Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.
U  Securities Sold Short—A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.
V  Stripped Mortgage-Backed Securities—The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-
backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. The Portfolio and Subsidiary each pay BMR a fee computed at an annual rate as a percentage of its respective average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $21,371,612 or 0.95% of the Portfolio’s consolidated average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $303,761 relating to the Portfolio’s investment in the Liquidity Fund. Pursuant to an expense reimbursement, BMR was allocated $74,166 of the Portfolio’s operating expenses for the year ended October 31, 2023.
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Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 2,076,142,672	$ 744,682,015
U.S. Government and Agency Securities	38,801,376	99,579,730
	$2,114,944,048	$844,261,745
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio's investment in the Subsidiary, at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,514,894,842
Gross unrealized appreciation	$ 117,439,314
Gross unrealized depreciation	(395,361,696)
Net unrealized depreciation	$ (277,922,382)
5  Restricted Securities
At October 31, 2023, the Portfolio owned the following securities (representing 0.8% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees’ valuation designee.
Description	Date(s) of Acquisition	Shares	Cost	Value
Reinsurance Side Cars
Mt. Logan Re, Ltd., Series A-1	12/30/20	8,600	$ 8,600,000	$ 10,175,822
Sussex Capital, Ltd., Designated Investment Series 14	1/24/22	1,114	1,107,140	20,764
Sussex Capital, Ltd., Designated Investment Series 14	11/30/22	1,081	1,080,115	599,146
Sussex Capital, Ltd., Series 14, Preference Shares	6/1/21	7,500	5,312,745	8,224,784
Total Restricted Securities			$16,100,000	$19,020,516
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6  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Consolidated Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.
Credit Risk: The Portfolio enters into credit default swap contracts and swaptions to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.
Equity Price Risk: The Portfolio enters into equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps, inflation swaps, cross-currency swaps and option contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $25,335,420. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $31,945,155 at October 31, 2023.
The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2023. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.
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Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023 was as follows:
	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total
Unaffiliated investments, at value	$ —	$ —	$ —	$ 770,671	$ —	$ 770,671
Not applicable	—	49,882,311*	2,985,441*	12,744,921*	58,925,124*	124,537,797
Receivable for open forward foreign currency exchange contracts	—	—	—	13,405,289	—	13,405,289
Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	63,376	63,252	—	—	1,062,411	1,189,039
Total Asset Derivatives	$ 63,376	$ 49,945,563	$ 2,985,441	$ 26,920,881	$ 59,987,535	$ 139,902,796
Derivatives not subject to master netting or similar agreements	$ —	$ 49,882,311	$ 2,985,441	$ 12,744,921	$ 58,925,124	$ 124,537,797
Total Asset Derivatives subject to master netting or similar agreements	$ 63,376	$ 63,252	$ —	$ 14,175,960	$ 1,062,411	$ 15,364,999
Written options outstanding, at value	$ —	$ —	$ —	$ (202,436)	$ —	$ (202,436)
Not applicable	(729,379)*	(22,926,830)*	(784,353)*	(2,459,340)*	(67,820,111)*	(94,720,013)
Payable for open forward foreign currency exchange contracts	—	—	—	(21,155,869)	—	(21,155,869)
Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(9,561)	(1,195,733)	(1,741,959)	—	(1,029,862)	(3,977,115)
Total Liability Derivatives	$(738,940)	$(24,122,563)	$(2,526,312)	$(23,817,645)	$(68,849,973)	$(120,055,433)
Derivatives not subject to master netting or similar agreements	$(729,379)	$(22,926,830)	$ (784,353)	$ (2,459,340)	$(67,820,111)	$ (94,720,013)
Total Liability Derivatives subject to master netting or similar agreements	$ (9,561)	$ (1,195,733)	$(1,741,959)	$(21,358,305)	$ (1,029,862)	$ (25,335,420)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio's derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
Barclays Bank PLC	$ 2,280,527	$ (464,705)	$ —	$ (1,730,000)	$ 85,822	$ 1,730,000
BNP Paribas	2,979,594	(2,674,125)	—	(305,469)	—	369,800
Citibank, N.A.	4,867,287	(4,867,287)	—	—	—	—
Goldman Sachs International	1,065,517	(1,065,517)	—	—	—	—
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Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
HSBC Bank USA, N.A.	$ 231,520	$ (231,520)	$ —	$ —	$ —	$ —
ICBC Standard Bank plc	117,820	(117,820)	—	—	—	—
JPMorgan Chase Bank, N.A.	755,104	(755,104)	—	—	—	—
Societe Generale	73,722	(73,722)	—	—	—	—
Standard Chartered Bank	826,797	(826,797)	—	—	—	—
State Street Bank and Trust Company	11,771	(11,771)	—	—	—	—
UBS AG	2,155,340	(964,641)	(1,190,699)	—	—	—
	$15,364,999	$(12,053,009)	$(1,190,699)	$(2,035,469)	$85,822	$2,099,800

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Bank of America, N.A.	$ (1,219,518)	$ —	$ 1,211,169	$ —	$ (8,349)	$ —
Barclays Bank PLC	(464,705)	464,705	—	—	—	—
BNP Paribas	(2,674,125)	2,674,125	—	—	—	—
Citibank, N.A.	(5,211,507)	4,867,287	344,220	—	—	—
Deutsche Bank AG	(584,664)	—	584,664	—	—	—
Goldman Sachs International	(1,612,855)	1,065,517	503,846	—	(43,492)	—
HSBC Bank USA, N.A.	(1,906,861)	231,520	1,600,160	—	(75,181)	—
ICBC Standard Bank plc	(356,586)	117,820	—	—	(238,766)	—
JPMorgan Chase Bank, N.A.	(2,398,398)	755,104	1,194,160	—	(449,134)	—
Societe Generale	(911,788)	73,722	789,625	—	(48,441)	—
Standard Chartered Bank	(6,981,105)	826,797	6,154,308	—	—	—
State Street Bank and Trust Company	(48,667)	11,771	—	—	(36,896)	—
UBS AG	(964,641)	964,641	—	—	—	—
	$(25,335,420)	$12,053,009	$12,382,152	$ —	$(900,259)	$ —
Total — Deposits for derivatives collateral — OTC derivatives						$2,099,800
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
Information with respect to reverse repurchase agreements at October 31, 2023 is included at Note 8.
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Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total
Net realized gain (loss):
Investment transactions	$ —	$ (2,037,000)	$ —	$ 2,597,127	$ (2,514,525)	$ (1,954,398)
Written options	—	—	—	2,183	—	2,183
Futures contracts	948,879	—	(4,031,491)	—	10,322,919	7,240,307
Swap contracts	(6,096,186)	(38,047,462)	84,549	384,242	34,128,725	(9,546,132)
Forward foreign currency exchange contracts	—	—	—	11,702,455	—	11,702,455
Non-deliverable bond forward contracts	—	—	—	—	12,622,320	12,622,320
Total	$(5,147,307)	$(40,084,462)	$(3,946,942)	$ 14,686,007	$ 54,559,439	$ 20,066,735
Change in unrealized appreciation (depreciation):
Investments	$ —	$ —	$ —	$ (180,274)	$ 2,514,483	$ 2,334,209
Written options	—	—	—	135,702	—	135,702
Futures contracts	(8,808,548)	—	2,863,951	—	(10,944,873)	(16,889,470)
Swap contracts	53,815	2,441,173	(1,741,959)	—	(64,549,322)	(63,796,293)
Forward foreign currency exchange contracts	—	—	—	(27,477,651)	—	(27,477,651)
Non-deliverable bond forward contracts	—	—	—	—	(2,147,972)	(2,147,972)
Total	$(8,754,733)	$ 2,441,173	$ 1,121,992	$(27,522,223)	$(75,127,684)	$(107,841,475)
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-Deliverable Bond Forward Contracts	Purchased Swaptions
$131,762,000	$493,553,000	$3,099,012,000	$132,598,000	$53,846,000
Purchased Call Options	Swap Contracts
$325,562,000	$6,610,395,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased and written currency options contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately $110,005,000 and $81,385,000, respectively.
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Notes to Consolidated Financial Statements — continued

7  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
8  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of October 31, 2023 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
Barclays Bank PLC	9/29/23	On Demand(1)	5.65%	$ 24,349,053	$ 24,456,054
Barclays Bank PLC	10/16/23	On Demand(1)	5.65	27,049,427	27,104,615
Total				$51,398,480	$51,560,669
(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
At October 31, 2023, the type of securities pledged as collateral for all open reverse repurchase agreements was Sovereign Government Bonds.
For the year ended October 31, 2023, the average borrowings under settled reverse repurchase agreements and the average interest rate paid were approximately $14,278,000 and 4.35%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at October 31, 2023. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2023.
Reverse repurchase agreements entered into by the Portfolio are subject to Master Repurchase Agreements (MRA), which permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio.
The following tables present the Portfolio’s repurchase and reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Portfolio as of October 31, 2023.
Counterparty	Repurchase Agreements	Liabilities Available for Offset	Securities Collateral Received(a)	Net Amount(b)
Bank of America, N.A.	$ 32,202,759	$ —	$ (30,800,829)	$ 1,401,930
Barclays Bank PLC	111,019,001	(51,560,669)	(59,458,332)	—
JPMorgan Chase Bank, N.A.	15,633,645	—	(14,872,390)	761,255
Nomura International PLC	42,232,149	—	(39,441,288)	2,790,861
	$201,087,554	$(51,560,669)	$(144,572,839)	$4,954,046
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Notes to Consolidated Financial Statements — continued

Counterparty	Reverse Repurchase Agreements*	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(c)
Barclays Bank PLC	$(51,560,669)	$51,560,669	$ —	$ —
*	Including accrued interest.
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
9  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $230,125,366, which represents 9.3% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$118,583,106	$2,294,736,967	$(2,183,194,707)	$ —	$ —	$230,125,366	$10,085,746	230,125,366
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 98,240,026	$ —	$ 98,240,026
Common Stocks	1,398,928	119,327,342*	818,174	121,544,444
Convertible Bonds	—	4,104,298	—	4,104,298
Foreign Corporate Bonds	—	48,421,546	0	48,421,546
Loan Participation Notes	—	—	50,529,862	50,529,862
Reinsurance Side Cars	—	—	20,158,090	20,158,090
Rights	—	0	—	0
Senior Floating-Rate Loans	—	16,946,160	397,208	17,343,368
Sovereign Government Bonds	—	1,348,674,822	—	1,348,674,822
Sovereign Loans	—	91,178,142	—	91,178,142
U.S. Government Guaranteed Small Business Administration Loans	—	11,497,437	—	11,497,437
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Notes to Consolidated Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Warrants	$ 146,028	$ —	$ —	$ 146,028
Miscellaneous	—	—	0	0
Short-Term Investments:
Affiliated Fund	230,125,366	—	—	230,125,366
Repurchase Agreements	—	201,087,554	—	201,087,554
Sovereign Government Securities	—	122,485,807	—	122,485,807
U.S. Treasury Obligations	—	96,341,050	—	96,341,050
Purchased Currency Options	—	770,671	—	770,671
Total Investments	$ 231,670,322	$ 2,159,074,855	$ 71,903,334	$ 2,462,648,511
Forward Foreign Currency Exchange Contracts	$ —	$ 26,150,210	$ —	$ 26,150,210
Futures Contracts	9,036,194	2,694,117	—	11,730,311
Swap Contracts	—	101,251,604	—	101,251,604
Total	$ 240,706,516	$ 2,289,170,786	$ 71,903,334	$ 2,601,780,636
Liability Description
Securities Sold Short	$ —	$ (215,370,574)	$ —	$ (215,370,574)
Written Currency Options	—	(202,436)	—	(202,436)
Forward Foreign Currency Exchange Contracts	—	(23,615,209)	—	(23,615,209)
Futures Contracts	(6,827,850)	—	—	(6,827,850)
Swap Contracts	—	(89,409,938)	—	(89,409,938)
Total	$ (6,827,850)	$ (328,598,157)	$ —	$ (335,426,007)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
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Notes to Consolidated Financial Statements — continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Common Stocks	Foreign Corporate Bonds	Loan Participation Notes	Reinsurance Side Cars**	Senior Floating-Rate Loans	Sovereign Government Bonds	Sovereign Government Securities	Total
Balance as of October 31, 2022	$467,194	$ 0	$ 43,646,597	$20,645,423	$ 608,224	$ 65,632,437	$ 5,286,231	$136,286,106
Realized gains (losses)	—	—	(4,393,471)	—	61,840	—	—	(4,331,631)
Change in net unrealized appreciation (depreciation)	350,980	—	(146,254)	5,669,749	(206,102)	—	—	5,668,373
Cost of purchases	—	—	40,909,578	2,187,255	—	—	—	43,096,833
Proceeds from sales, including return of capital	—	—	(29,801,955)	(8,344,337)	(132,392)	—	—	(38,278,684)
Accrued discount (premium)	—	—	315,367	—	65,638	—	—	381,005
Transfers to Level 3	—	—	—	—	—	—	—	—
Transfers from Level 3(1)	—	—	—	—	—	(65,632,437)	(5,286,231)	(70,918,668)
Balance as of October 31, 2023	$818,174	$ 0	$ 50,529,862	$20,158,090	$ 397,208	$ —	$ —	$ 71,903,334
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2023	$350,980	$ —	$ (3,828,946)	$ 5,027,019	$(258,732)	$ —	$ —	$ 1,290,321
*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.
(1)	Transferred from Level 3 based on the observability of valuation inputs resulting from new market activity.
Not included in the table above are investments in securities categorized as Miscellaneous in the Portfolio of Investments which were acquired at $0 cost and valued at $0 at October 31, 2023.
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2023:
Type of Investment	Fair Value as of October 31, 2023	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Common Stocks	$ 818,174	Market Approach	EBITDA Multiple Discount Rate	15%	Decrease
Foreign Corporate Bonds	0	Estimated Recovery Value	Estimated Recovery Value Percentage	0%	Increase
Loan Participation Notes	50,529,862	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.46% - 9.79%**	Decrease
Senior Floating-Rate Loans	397,208	Market Approach	Discount Rate	10%	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 7.68% based on relative principal amounts.
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Notes to Consolidated Financial Statements — continued

11  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.
On February 24, 2022, Russia launched an invasion of Ukraine, following rising tensions over the buildup of Russian troops along the Ukrainian border and joint military exercises by Russia with Belarus. In response to the invasion, many countries, including the U.S., have imposed economic sanctions on Russian governmental institutions, Russian entities, and Russian individuals. The conflict and sanctions have had a negative impact on the Russian economy, on the Russian currency, and on investments having exposure to Russia, Belarus and Ukraine. The conflict could also have a significant effect on investments outside the region. The duration and extent of the military conflict with Russia and the related sanctions cannot be predicted at this time.
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Global Macro Absolute Return Advantage Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio"), including the consolidated portfolio of investments, as of October 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 22, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
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Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
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•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Global Macro Absolute Return Advantage Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”)
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(EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund and the investment advisory agreement for the Portfolio (together, the “investment advisory agreements”) and the sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.
The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel. The Board considered each Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreements and the abilities and experience of the Sub-adviser’s investment professionals in implementing the investment strategies of the Fund and the Portfolio. In particular, the Board considered the expertise of the Sub-adviser’s investment professionals with respect to global markets and in-house research capabilities. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund and the Portfolio of having portfolio management services involving investments in international securities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for a one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board noted that the Portfolio has established a wholly-owned subsidiary to accommodate the Portfolio’s commodity-related investments. The subsidiary is managed by BMR pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee
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Board of Trustees’ Contract Approval — continued

rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisoryand related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
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Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
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Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc.  EV is the trustee of each of EVM and BMR.  Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley.  Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below.  Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
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Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
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Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
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Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
81

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
82

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
83

This Page Intentionally Left Blank

Investment Adviser of Global Macro Absolute Return Advantage Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836    10.31.23

Eaton Vance
Tax-Managed Global Dividend Income Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Tax-Managed Global Dividend Income Fund

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended October 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening month of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for future rate hikes that could weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final three months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. In the final two days of the period, however, signs of a stock rally emerged as investors began to believe the Fed might have reached the end of its monetary tightening cycle.
For the period as a whole, global equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 10.50%; the MSCI EAFE Index of developed-market international equities returned 14.40%; and the S&P 500® Index, a broad measure of U.S. stocks, returned 10.14%.
Meanwhile, in the world’s second-largest economy, the MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, returned 21.11%. The strong 12-month performance, however, masked the significant decline in Chinese stock prices since early 2023, as Chinese equities were dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and a failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) returned 13.10% for Class A shares at net asset value (NAV), outperforming its benchmark, the MSCI World Index (the Index), which returned 10.48%.
The Fund’s common stock allocation outperformed the Index and contributed to returns versus the Index. On an individual stock basis, the largest contributors to Index-relative returns were overweight positions in Novo Nordisk A/S (Novo Nordisk) and Eli Lilly & Co. (Eli Lilly).
Denmark-based Novo Nordisk is a pharmaceutical manufacturer focused on diabetes and obesity care. The company’s share price rose significantly during the period on robust sales of its weight-loss drug, Wegovy.
Eli Lilly is a global drugmaker specializing in diabetes, oncology, and immunology therapies. Its share price appreciated strongly during the period, with the best performance occurring in August 2023 after the company reported strong second-quarter earnings, driven in part by sales of the company’s diabetes drug, Mounjaro.
On a sector basis, stock selections in the health care, industrials, and consumer discretionary sectors contributed to performance versus the Index during the period.
In contrast, the largest individual stock detractors from Index-relative returns were an underweight position in NVIDIA Corp. (NVIDIA), and an overweight position in Dollar Tree, Inc. (Dollar Tree).
NVIDIA’s share price more than doubled during the period, lifted by increased demand for its high-end graphics processing units in the burgeoning artificial intelligence, or AI, industry. The Fund did not own NVIDIA until late in the period and missed most of its stock price appreciation.
Discount retailer Dollar Tree’s stock price fell after the firm warned that customers were shifting purchases from higher-margin discretionary items to lower-margin perishable goods to offset inflation. Dollar Tree also cited increased inventory shrinkage -- including losses through theft -- as another factor weighing on earnings during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Management’s Discussion of Fund Performance† — continued

On a sector basis, detractors from performance versus the Index included stock selections and underweight positions in the information technology and communication services sectors -- the two best performing sectors within the Index during the period -- along with stock selections in the consumer staples sector.
The Fund’s use of equity index futures contracts -- a type of derivative -- contributed to performance relative to the Index. Within the Fund’s common stock portfolio, the Fund’s strategy of emphasizing dividend-paying stocks resulted in an overweight allocation to European equities and an underweight allocation to U.S. equities. The Fund hedged these overweight and underweight exposures by selling short European index futures contracts and buying U.S. index futures contracts during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Performance

Portfolio Manager(s) Christopher M. Dyer, CFA, of Eaton Vance Advisers International Ltd. and Derek J.V. DiGregorio of Eaton Vance Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/30/2003	05/30/2003	13.10%	8.35%	6.75%
Class A with 5.25% Maximum Sales Charge	—	—	7.19	7.18	6.18
Class C at NAV	05/30/2003	05/30/2003	12.20	7.53	6.11
Class C with 1% Maximum Deferred Sales Charge	—	—	11.20	7.53	6.11
Class I at NAV	08/27/2007	05/30/2003	13.38	8.60	7.02

MSCI World Index	—	—	10.48%	8.26%	7.53%
% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	05/30/2003	05/30/2003	11.81%	6.17%	5.22%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	8.77	5.73	4.88
Class C After Taxes on Distributions	05/30/2003	05/30/2003	11.11	6.68	5.29
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	8.09	6.01	4.86
Class I After Taxes on Distributions	08/27/2007	05/30/2003	12.02	7.52	6.00
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	8.98	6.88	5.58
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.18%	1.94%	0.93%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$18,099	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,971,097	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Fund Profile

Sector Allocation (% of total investments)[1]
Country Allocation (% of total investments)
Top 10 Holdings (% of total investments)[1]
Microsoft Corp.	4.3%
Eli Lilly & Co.	4.1
Novo Nordisk A/S, Class B	3.2
Apple, Inc.	3.1
Alphabet, Inc., Class C	2.9
EOG Resources, Inc.	2.7
Amazon.com, Inc.	2.6
ASML Holding NV	2.0
Nestle S.A.	1.7
ConocoPhillips	1.7
Total	28.3%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada.

6

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 995.80	$6.09	1.21%
Class C	$1,000.00	$ 992.10	$9.84	1.96%
Class I	$1,000.00	$ 997.10	$4.83	0.96%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.11	$6.16	1.21%
Class C	$1,000.00	$1,015.33	$9.96	1.96%
Class I	$1,000.00	$1,020.37	$4.89	0.96%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023.
7

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Portfolio of Investments

Common Stocks — 98.6%
Security	Shares	Value
Aerospace & Defense — 1.1%
Safran S.A.	36,910	$ 5,766,060
		$ 5,766,060
Air Freight & Logistics — 1.1%
GXO Logistics, Inc.(1)	115,179	$ 5,817,691
		$ 5,817,691
Automobiles — 0.4%
Tesla, Inc.(1)	10,790	$ 2,167,064
		$ 2,167,064
Banks — 8.2%
Banco Santander S.A.	2,020,541	$ 7,431,415
Barclays PLC	2,489,121	3,995,153
Citigroup, Inc.	112,575	4,445,587
HDFC Bank, Ltd.	249,880	4,429,499
HSBC Holdings PLC	773,596	5,585,685
ING Groep NV	293,763	3,766,196
KBC Group NV	57,238	3,150,084
Toronto-Dominion Bank (The)	58,206	3,251,225
Truist Financial Corp.	108,073	3,064,950
Wells Fargo & Co.	134,293	5,340,833
		$ 44,460,627
Beverages — 1.9%
Coca-Cola Co. (The)	121,355	$ 6,855,344
Diageo PLC	92,383	3,493,553
		$ 10,348,897
Biotechnology — 0.7%
CSL, Ltd.	24,891	$ 3,678,693
		$ 3,678,693
Broadline Retail — 2.6%
Amazon.com, Inc.(1)	106,569	$ 14,183,268
		$ 14,183,268
Capital Markets — 1.4%
Bank of New York Mellon Corp. (The)	30,386	$ 1,291,405
Security	Shares	Value
Capital Markets (continued)
Intercontinental Exchange, Inc.	30,995	$ 3,330,103
Stifel Financial Corp.	52,188	2,974,716
		$ 7,596,224
Chemicals — 0.2%
Sika AG	5,209	$ 1,246,563
		$ 1,246,563
Commercial Services & Supplies — 0.7%
Veralto Corp.	1	$ 69
Waste Management, Inc.	22,912	3,765,129
		$ 3,765,198
Construction Materials — 0.2%
CRH PLC	16,187	$ 867,138
		$ 867,138
Consumer Finance — 0.4%
Capital One Financial Corp.	20,676	$ 2,094,272
		$ 2,094,272
Consumer Staples Distribution & Retail — 1.0%
Dollar Tree, Inc.(1)	50,469	$ 5,606,601
		$ 5,606,601
Electric Utilities — 1.6%
Iberdrola S.A.	445,619	$ 4,956,183
NextEra Energy, Inc.	62,677	3,654,069
		$ 8,610,252
Electrical Equipment — 1.8%
AMETEK, Inc.	29,792	$ 4,193,820
Schneider Electric SE	37,208	5,724,722
		$ 9,918,542
Electronic Equipment, Instruments & Components — 3.2%
CDW Corp.	42,219	$ 8,460,688
Halma PLC	120,368	2,706,877
Keyence Corp.	5,288	2,047,082
Keysight Technologies, Inc.(1)	14,315	1,747,146
TE Connectivity, Ltd.	21,795	2,568,541
		$ 17,530,334

8
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Entertainment — 1.3%
Walt Disney Co. (The)(1)	87,481	$ 7,137,575
		$ 7,137,575
Financial Services — 2.8%
Berkshire Hathaway, Inc., Class B(1)	20,400	$ 6,963,132
Fidelity National Information Services, Inc.	57,906	2,843,764
Visa, Inc., Class A	22,396	5,265,299
		$ 15,072,195
Food Products — 2.6%
Mondelez International, Inc., Class A	73,039	$ 4,835,912
Nestle S.A.	84,301	9,090,913
		$ 13,926,825
Ground Transportation — 0.8%
Union Pacific Corp.	20,505	$ 4,257,043
		$ 4,257,043
Health Care Equipment & Supplies — 2.7%
Alcon, Inc.	45,181	$ 3,233,881
Boston Scientific Corp.(1)	112,755	5,771,928
Intuitive Surgical, Inc.(1)	13,197	3,460,517
Straumann Holding AG	20,175	2,384,364
		$ 14,850,690
Health Care Providers & Services — 2.0%
Elevance Health, Inc.	15,491	$ 6,972,344
UnitedHealth Group, Inc.	7,179	3,844,785
		$ 10,817,129
Health Care REITs — 0.5%
Healthpeak Properties, Inc.	165,850	$ 2,578,967
		$ 2,578,967
Hotels, Restaurants & Leisure — 2.8%
Amadeus IT Group S.A.	56,401	$ 3,218,964
Compass Group PLC	328,507	8,282,107
InterContinental Hotels Group PLC	56,336	3,992,110
		$ 15,493,181
Household Products — 0.9%
Reckitt Benckiser Group PLC	71,247	$ 4,766,918
		$ 4,766,918
Security	Shares	Value
Industrial Conglomerates — 1.2%
Siemens AG	49,382	$ 6,552,935
		$ 6,552,935
Insurance — 4.0%
AIA Group, Ltd.	460,409	$ 3,998,101
Allstate Corp. (The)	31,081	3,982,408
Arch Capital Group, Ltd.(1)	8,222	712,683
Assurant, Inc.	27,513	4,096,686
AXA S.A.	131,430	3,894,327
RenaissanceRe Holdings, Ltd.	21,825	4,792,552
		$ 21,476,757
Interactive Media & Services — 3.9%
Alphabet, Inc., Class C(1)	123,764	$ 15,507,629
Meta Platforms, Inc., Class A(1)	18,723	5,640,678
		$ 21,148,307
IT Services — 0.9%
Accenture PLC, Class A	15,992	$ 4,751,063
		$ 4,751,063
Leisure Products — 0.4%
Yamaha Corp.	75,666	$ 2,021,033
		$ 2,021,033
Life Sciences Tools & Services — 1.3%
Danaher Corp.	24,117	$ 4,630,946
Lonza Group AG	2,852	998,782
Sartorius AG, PFC Shares	6,190	1,551,460
		$ 7,181,188
Machinery — 1.1%
Ingersoll Rand, Inc.	90,452	$ 5,488,628
Sandvik AB	20,944	356,739
		$ 5,845,367
Media — 0.6%
Dentsu Group, Inc.	118,177	$ 3,432,566
		$ 3,432,566
Metals & Mining — 1.2%
Anglo American PLC	98,702	$ 2,514,885
Rio Tinto, Ltd.	55,322	4,132,447
		$ 6,647,332

9
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Multi-Utilities — 0.3%
CMS Energy Corp.	30,479	$ 1,656,229
		$ 1,656,229
Oil, Gas & Consumable Fuels — 5.4%
Chevron Corp.	38,001	$ 5,537,886
ConocoPhillips	76,090	9,039,492
EOG Resources, Inc.	114,956	14,513,195
		$ 29,090,573
Personal Care Products — 0.3%
Kose Corp.	25,880	$ 1,714,575
		$ 1,714,575
Pharmaceuticals — 10.4%
AstraZeneca PLC	43,075	$ 5,393,145
Eli Lilly & Co.	39,712	21,997,668
Novo Nordisk A/S, Class B	178,046	17,177,203
Sanofi S.A.	55,068	5,000,518
Zoetis, Inc.	42,902	6,735,614
		$ 56,304,148
Professional Services — 2.3%
Recruit Holdings Co., Ltd.	136,575	$ 3,915,974
RELX PLC	142,745	4,985,753
Verisk Analytics, Inc.	16,679	3,792,137
		$ 12,693,864
Semiconductors & Semiconductor Equipment — 6.6%
ASML Holding NV	18,467	$ 11,100,891
Infineon Technologies AG	214,743	6,272,688
Micron Technology, Inc.	86,277	5,769,343
NVIDIA Corp.	19,020	7,756,356
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	54,340	4,690,085
		$ 35,589,363
Software — 7.6%
Adobe, Inc.(1)	15,003	$ 7,982,496
Dassault Systemes SE	71,140	2,930,497
Intuit, Inc.	13,713	6,787,249
Microsoft Corp.	69,598	23,531,780
		$ 41,232,022
Specialized REITs — 0.1%
American Tower Corp.	4,449	$ 792,767
		$ 792,767
Security	Shares	Value
Specialty Retail — 2.3%
Lowe's Cos., Inc.	23,156	$ 4,412,839
TJX Cos., Inc. (The)	92,526	8,148,765
		$ 12,561,604
Technology Hardware, Storage & Peripherals — 3.1%
Apple, Inc.	98,553	$ 16,829,896
		$ 16,829,896
Textiles, Apparel & Luxury Goods — 0.8%
LVMH Moet Hennessy Louis Vuitton SE	6,379	$ 4,566,920
		$ 4,566,920
Trading Companies & Distributors — 1.9%
Ashtead Group PLC	74,284	$ 4,260,368
IMCD NV	52,769	6,353,155
		$ 10,613,523
Total Common Stocks (identified cost $389,711,285)		$535,259,979

Corporate Bonds — 0.7%
Security	Principal Amount (000's omitted)	Value
Financial Services — 0.7%
PPTT, 2006-A GS, Class A, 3.378%(2)(3)(4)	$4,541	$ 3,789,010
		$ 3,789,010
Oil, Gas & Consumable Fuels — 0.0%(5)
Odebrecht Oil & Gas Finance, Ltd., 0.00%(2)(3)	$2,008	$ 41,409
		$ 41,409
Total Corporate Bonds (identified cost $6,288,073)		$ 3,830,419

10
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Portfolio of Investments — continued

Short-Term Investments — 0.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(6)	3,545,621	$ 3,545,621
Total Short-Term Investments (identified cost $3,545,621)		$ 3,545,621
Total Investments — 100.0% (identified cost $399,544,979)		$542,636,019
Other Assets, Less Liabilities — 0.0%(5)		$ 254,079
Net Assets — 100.0%		$542,890,098
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $3,830,419 or 0.7% of the Fund's net assets.
(3)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(4)	Variable rate security. The stated interest rate, which resets quarterly, is determined at auction and represents the rate in effect at October 31, 2023.
(5)	Amount is less than 0.05%.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	60.0%	$325,602,022
United Kingdom	9.2	49,976,554
France	5.1	27,883,044
Netherlands	3.9	21,220,242
Switzerland	3.6	19,523,044
Denmark	3.2	17,177,203
Spain	2.9	15,606,562
Germany	2.7	14,377,083
Japan	2.4	13,131,230
Australia	1.4	7,811,140
Ireland	1.0	5,618,201
Bermuda	0.9	4,792,552
Taiwan	0.9	4,690,085
India	0.8	4,429,499
Hong Kong	0.7	3,998,101
Canada	0.6	3,251,225
Belgium	0.6	3,150,084
Sweden	0.1	356,739
Brazil	0.0 (1)	41,409
Total Investments	100.0%	$542,636,019
(1)	Amount is less than 0.05%.
Abbreviations:
ADR	– American Depositary Receipt
PFC Shares	– Preference Shares
PPTT	– Preferred Pass-Through Trust
REITs	– Real Estate Investment Trusts

11
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $395,999,358)	$ 539,090,398
Affiliated investments, at value (identified cost $3,545,621)	3,545,621
Foreign currency, at value (identified cost $34,359)	34,250
Interest and dividends receivable	288,823
Dividends receivable from affiliated investments	36,902
Receivable for Fund shares sold	338,014
Tax reclaims receivable	3,655,952
Trustees' deferred compensation plan	151,406
Total assets	$547,141,366
Liabilities
Payable for investments purchased	$ 2,971,740
Payable for Fund shares redeemed	281,526
Payable to affiliates:
Investment adviser fee	303,866
Administration fee	70,627
Distribution and service fees	94,860
Trustees' fees	3,133
Trustees' deferred compensation plan	151,406
Accrued foreign capital gains taxes	22,132
Accrued expenses	351,978
Total liabilities	$ 4,251,268
Net Assets	$542,890,098
Sources of Net Assets
Paid-in capital	$ 428,590,877
Distributable earnings	114,299,221
Net Assets	$542,890,098
Class A Shares
Net Assets	$ 372,351,702
Shares Outstanding	26,564,440
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 14.02
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 14.80
Class C Shares
Net Assets	$ 15,978,991
Shares Outstanding	1,142,796
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 13.98
Class I Shares
Net Assets	$ 154,559,405
Shares Outstanding	11,014,622
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 14.03
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
12
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $3,778,347)	$ 26,778,892
Dividend income from affiliated investments	176,549
Interest income	97,148
Other income	848,492
Total investment income	$27,901,081
Expenses
Investment adviser fee	$ 3,615,161
Administration fee	837,639
Distribution and service fees:
Class A	964,626
Class C	185,602
Trustees’ fees and expenses	36,074
Custodian fee	229,349
Transfer and dividend disbursing agent fees	264,236
Legal and accounting services	70,462
Printing and postage	77,971
Registration fees	51,692
Miscellaneous	140,491
Total expenses	$ 6,473,303
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 5,394
Total expense reductions	$ 5,394
Net expenses	$ 6,467,909
Net investment income	$21,433,172
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $69,381)	$ 1,527,598
Futures contracts	11,640,851
Foreign currency transactions	188,876
Net realized gain	$13,357,325
Change in unrealized appreciation (depreciation):
Investments (including net decrease in accrued foreign capital gains taxes of $96,420)	$ 32,176,561
Foreign currency	103,080
Net change in unrealized appreciation (depreciation)	$32,279,641
Net realized and unrealized gain	$45,636,966
Net increase in net assets from operations	$67,070,138
13
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 21,433,172	$ 30,503,309
Net realized gain (loss)	13,357,325	(27,989,042)
Net change in unrealized appreciation (depreciation)	32,279,641	(136,954,349)
Net increase (decrease) in net assets from operations	$ 67,070,138	$(134,440,082)
Distributions to shareholders:
Class A	$ (19,402,761)	$ (36,746,038)
Class C	(802,494)	(2,080,114)
Class I	(8,120,405)	(14,667,950)
Total distributions to shareholders	$ (28,325,660)	$ (53,494,102)
Transactions in shares of beneficial interest:
Class A	$ (11,380,258)	$ (8,254,820)
Class C	(5,611,408)	(4,029,377)
Class I	2,668,008	4,202,035
Net decrease in net assets from Fund share transactions	$ (14,323,658)	$ (8,082,162)
Net increase (decrease) in net assets	$ 24,420,820	$(196,016,346)
Net Assets
At beginning of year	$ 518,469,278	$ 714,485,624
At end of year	$542,890,098	$ 518,469,278
14
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.040	$ 17.640	$ 12.690	$ 12.730	$ 11.830
Income (Loss) From Operations
Net investment income(1)	$ 0.545	$ 0.743	$ 0.390	$ 0.392	$ 0.494
Net realized and unrealized gain (loss)	1.156	(4.024)	4.992	—	0.838
Total income (loss) from operations	$ 1.701	$ (3.281)	$ 5.382	$ 0.392	$ 1.332
Less Distributions
From net investment income	$ (0.721)	$ (0.644)	$ (0.432)	$ (0.432)	$ (0.432)
From net realized gain	—	(0.675)	—	—	—
Total distributions	$ (0.721)	$ (1.319)	$ (0.432)	$ (0.432)	$ (0.432)
Net asset value — End of year	$ 14.020	$ 13.040	$ 17.640	$ 12.690	$ 12.730
Total Return(2)	13.10%	(19.65)%	42.80%	3.20%	11.52%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$372,352	$356,746	$494,280	$357,048	$383,956
Ratios (as a percentage of average daily net assets):
Expenses	1.20% (3)	1.18% (3)	1.16%	1.20%	1.22%
Net investment income	3.80%	4.97%	2.41%	3.09%	4.08%
Portfolio Turnover	107%	99%	56%	173%	128%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
15
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.010	$ 17.590	$ 12.650	$ 12.700	$ 11.800
Income (Loss) From Operations
Net investment income(1)	$ 0.421	$ 0.612	$ 0.248	$ 0.300	$ 0.312
Net realized and unrealized gain (loss)	1.161	(3.990)	5.003	(0.014)	0.927
Total income (loss) from operations	$ 1.582	$ (3.378)	$ 5.251	$ 0.286	$ 1.239
Less Distributions
From net investment income	$ (0.612)	$ (0.527)	$ (0.311)	$ (0.336)	$ (0.339)
From net realized gain	—	(0.675)	—	—	—
Total distributions	$ (0.612)	$ (1.202)	$ (0.311)	$ (0.336)	$ (0.339)
Net asset value — End of year	$13.980	$13.010	$17.590	$12.650	$12.700
Total Return(2)	12.20%	(20.22)%	41.79%	2.34%	10.70%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 15,979	$ 20,044	$ 31,961	$ 42,936	$ 72,014
Ratios (as a percentage of average daily net assets):
Expenses	1.95% (3)	1.94% (3)	1.92%	1.96%	1.97%
Net investment income	2.96%	4.08%	1.55%	2.38%	2.62%
Portfolio Turnover	107%	99%	56%	173%	128%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
16
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 13.050	$ 17.650	$ 12.700	$ 12.750	$ 11.850
Income (Loss) From Operations
Net investment income(1)	$ 0.577	$ 0.788	$ 0.424	$ 0.424	$ 0.503
Net realized and unrealized gain (loss)	1.160	(4.032)	4.998	(0.010)	0.859
Total income (loss) from operations	$ 1.737	$ (3.244)	$ 5.422	$ 0.414	$ 1.362
Less Distributions
From net investment income	$ (0.757)	$ (0.681)	$ (0.472)	$ (0.464)	$ (0.462)
From net realized gain	—	(0.675)	—	—	—
Total distributions	$ (0.757)	$ (1.356)	$ (0.472)	$ (0.464)	$ (0.462)
Net asset value — End of year	$ 14.030	$ 13.050	$ 17.650	$ 12.700	$ 12.750
Total Return(2)	13.38%	(19.44)%	43.12%	3.38%	11.78%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$154,559	$141,680	$188,245	$151,266	$177,646
Ratios (as a percentage of average daily net assets):
Expenses	0.95% (3)	0.93% (3)	0.91%	0.95%	0.97%
Net investment income	4.03%	5.26%	2.63%	3.34%	4.16%
Portfolio Turnover	107%	99%	56%	173%	128%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
17
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
18

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2023, the Fund recorded income of $848,492 for previously withheld foreign taxes from Sweden of which $485,818 was received and $362,674 is unpaid. Such amounts are included in Other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Futures Contracts—Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
19

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$28,325,660	$26,337,455
Long-term capital gains	$ —	$27,156,647
During the year ended October 31, 2023, distributable earnings was increased by $2,559 and paid-in capital was decreased by $2,559 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 905,441
Deferred capital losses	(20,442,053)
Net unrealized appreciation	133,835,833
Distributable earnings	$114,299,221
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $20,442,053 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $20,442,053 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 408,675,671
Gross unrealized appreciation	$ 151,392,133
Gross unrealized depreciation	(17,431,785)
Net unrealized appreciation	$ 133,960,348
20

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%
For the year ended October 31, 2023, the Fund’s investment adviser fee amounted to $3,615,161 or 0.65% of the Fund’s average daily net assets.
Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and an indirect wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $5,394 relating to the Fund's investment in the Liquidity Fund.
The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2023, the administration fee amounted to $837,639.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $36,923 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $20,621 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the  terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $964,626 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $139,201 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $46,401 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
21

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $703 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $590,308,548 and $590,828,468, respectively, for the year ended October 31, 2023.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	917,870	$ 13,169,060	837,928	$ 12,746,332
Issued to shareholders electing to receive payments of distributions in Fund shares	1,149,976	16,316,413	1,988,103	31,128,867
Redemptions	(2,859,448)	(40,865,731)	(3,492,728)	(52,130,019)
Net decrease	(791,602)	$(11,380,258)	(666,697)	$ (8,254,820)
Class C
Sales	82,510	$ 1,190,290	151,545	$ 2,260,680
Issued to shareholders electing to receive payments of distributions in Fund shares	53,453	753,168	123,746	1,950,604
Redemptions	(533,903)	(7,554,866)	(551,290)	(8,240,661)
Net decrease	(397,940)	$ (5,611,408)	(275,999)	$ (4,029,377)
Class I
Sales	1,283,369	$ 18,585,934	1,203,000	$ 18,090,072
Issued to shareholders electing to receive payments of distributions in Fund shares	563,960	8,014,130	924,788	14,449,527
Redemptions	(1,685,724)	(23,932,056)	(1,937,346)	(28,337,564)
Net increase	161,605	$ 2,668,008	190,442	$ 4,202,035
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2023, there were no obligations outstanding under these financial instruments.
22

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. To hedge against this risk, the Fund enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2023 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts	$11,640,851 (1)	$ —
(1)	Statement of Operations location: Net realized gain (loss): Futures contracts.
The average notional cost of futures contracts outstanding during the year ended October 31, 2023, which is indicative of the volume of this derivative type, was approximately as follows:
Futures Contracts — Long	Futures Contracts — Short
$40,377,000	$40,890,000
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
10  Affiliated Investments
At October 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $3,545,621, which represents 0.7% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$5,023,564	$130,971,017	$(132,448,960)	$ —	$ —	$3,545,621	$176,549	3,545,621
23

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Fund's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 28,285,882	$ 3,432,566	$ —	$ 31,718,448
Consumer Discretionary	28,911,936	22,081,134	—	50,993,070
Consumer Staples	17,297,857	19,065,959	—	36,363,816
Energy	29,090,573	—	—	29,090,573
Financials	54,449,615	36,250,460	—	90,700,075
Health Care	53,413,802	39,418,046	—	92,831,848
Industrials	27,314,517	37,915,706	—	65,230,223
Information Technology	90,874,643	25,058,035	—	115,932,678
Materials	867,138	7,893,895	—	8,761,033
Real Estate	3,371,734	—	—	3,371,734
Utilities	5,310,298	4,956,183	—	10,266,481
Total Common Stocks	$ 339,187,995	$ 196,071,984*	$ —	$535,259,979
Corporate Bonds	$ —	$ 3,830,419	$ —	$ 3,830,419
Short-Term Investments	3,545,621	—	—	3,545,621
Total Investments	$ 342,733,616	$ 199,902,403	$ —	$542,636,019
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
12  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
24

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
25

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $30,073,531, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 16.73% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 0.33% of distributions from net investment income as a 163(j) interest dividend.
26

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds,collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
27

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), and the sub-advisory agreement between the Adviser and Eaton Vance Advisers
28

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the investment strategies of the Fund. The Board also considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. With respect to the Sub-adviser, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including investing in both U.S. and foreign common stocks. In particular, the Board considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stocks and foreign markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisoryand related services are reasonable.
29

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
30

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
31

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees
127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
32

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
33

Eaton Vance
Tax-Managed Global Dividend Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
34

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
35

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
36

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
37

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857    10.31.23

Parametric
Tax-Managed International Equity Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration.  The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report October 31, 2023
Parametric
Tax-Managed International Equity Fund

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended October 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening month of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for future rate hikes that could weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final three months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. In the final two days of the period, however, signs of a stock rally emerged as investors began to believe the Fed might have reached the end of its monetary tightening cycle.
For the period as a whole, global equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 10.50%; the MSCI EAFE Index of developed-market international equities returned 14.40%; and the S&P 500® Index, a broad measure of U.S. stocks, returned 10.14%.
Meanwhile, in the world’s second-largest economy, the MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, returned 21.11%. The strong 12-month performance, however, masked the significant decline in Chinese stock prices since early 2023, as Chinese equities were dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and a failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted.
Fund Performance
For the 12-month period ended October 31, 2023, Parametric Tax-Managed International Equity Fund (the Fund) returned 12.54% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI EAFE Index (the Index), which returned 14.40%.
The Fund’s emphasis on diversification at the country level -- via a system of targeting country weights and systematically rebalancing them as they change -- detracted from performance relative to the Index during the period. Based on country diversification targets, the Fund held underweight exposures to larger countries and overweight exposures to smaller countries.
The Fund’s emphasis on diversification at the sector level within each country also detracted from Index-relative returns.
The Fund’s emphasis on security-level diversification -- via a system of broad security representation with an emphasis on reducing portfolio risk -- did not impact performance relative to the Index during the period.
Factors detracting from the Fund’s performance relative to the Index included an overweight exposure to Israel, which fell in value amid the escalating conflict within the region. In addition, the Fund’s stock selections in Australia detracted from relative performance versus the Index. This relative loss was largely a result of emphasizing medium- and small-size companies within the information technology sector, which underperformed the Index during the period.
The Fund’s sector diversification in Denmark resulted in an overweight exposure to utilities, which harmed the Fund’s Index-relative performance during the period.
In contrast, factors contributing to Fund performance relative to the Index included sector allocations in Switzerland. This relative gain was partially due to an underweight exposure to the health care sector, which experienced a single-digit loss during the period.
In Portugal, the Fund’s active sector weighting also improved Index-relative performance, primarily the result of an overweight exposure to financials, which gained over 100% during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Management’s Discussion of Fund Performance† — continued

Additionally, the Fund’s underweight position in the U.K. benefited returns versus the Index during the period. Although U.K. stock prices advanced during the period, they failed to keep pace with the broader international equity market rally due to lackluster performance in the consumer staples sector.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Performance

Portfolio Manager(s) Thomas C. Seto, Paul W. Bouchey, CFA and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/22/1998	04/22/1998	12.54%	2.90%	2.87%
Class A with 5.25% Maximum Sales Charge	—	—	6.61	1.81	2.32
Class C at NAV	04/22/1998	04/22/1998	11.71	2.14	2.27
Class C with 1% Maximum Deferred Sales Charge	—	—	10.71	2.14	2.27
Class I at NAV	09/02/2008	04/22/1998	12.87	3.18	3.14

MSCI EAFE Index	—	—	14.40%	4.10%	3.05%
% After-Tax Returns with Maximum Sales Charge[2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	04/22/1998	04/22/1998	12.51%	2.85%	2.72%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	8.18	2.62	2.53
Class C After Taxes on Distributions	04/22/1998	04/22/1998	11.87	2.29	2.22
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	7.52	2.02	2.02
Class I After Taxes on Distributions	09/02/2008	04/22/1998	12.78	3.07	2.95
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	8.44	2.85	2.76
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.46%	2.21%	1.21%
Net	1.05	1.80	0.80
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$12,513	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,361,985	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Geographic Allocation (% of common stocks)
Top 10 Holdings (% of net assets)[1]
Nestle S.A.	1.2%
Novo Nordisk A/S, Class B	1.2
Cie Financiere Richemont S.A., Class A	1.1
E.ON SE	0.9
Air Liquide S.A.	0.9
Deutsche Telekom AG	0.8
SAP SE	0.8
TotalEnergies SE	0.8
AstraZeneca PLC	0.8
CSL, Ltd.	0.8
Total	9.3%

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
[1]	Excludes cash and cash equivalents.
5

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/24. The expense ratios for the current reporting period can be found in the Financial
Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada.

6

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 910.20	$5.06**	1.05%
Class C	$1,000.00	$ 906.60	$8.65**	1.80%
Class I	$1,000.00	$ 911.60	$3.85**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.91	$5.35**	1.05%
Class C	$1,000.00	$1,016.13	$9.15**	1.80%
Class I	$1,000.00	$1,021.17	$4.08**	0.80%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
7

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Tax-Managed International Equity Portfolio, at value (identified cost $33,896,269)	$ 33,973,853
Receivable for Fund shares sold	12,073
Receivable from affiliates	10,814
Total assets	$33,996,740
Liabilities
Payable for Fund shares redeemed	$ 17,704
Payable to affiliates:
Distribution and service fees	3,631
Trustees' fees	43
Accrued expenses	54,108
Total liabilities	$ 75,486
Net Assets	$33,921,254
Sources of Net Assets
Paid-in capital	$ 34,743,077
Accumulated loss	(821,823)
Net Assets	$33,921,254
Class A Shares
Net Assets	$ 16,226,288
Shares Outstanding	1,481,609
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.95
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 11.56
Class C Shares
Net Assets	$ 142,847
Shares Outstanding	13,749
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 10.39
Class I Shares
Net Assets	$ 17,552,119
Shares Outstanding	1,606,118
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 10.93
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
8
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $175,886)	$ 1,228,699
Securities lending income allocated from Portfolio, net	30,746
Expenses allocated from Portfolio	(261,382)
Total investment income from Portfolio	$ 998,063
Expenses
Distribution and service fees:
Class A	$ 43,975
Class C	1,992
Trustees’ fees and expenses	500
Custodian fee	17,993
Transfer and dividend disbursing agent fees	61,211
Legal and accounting services	16,613
Printing and postage	12,524
Registration fees	48,268
Miscellaneous	10,492
Total expenses	$ 213,568
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 134,909
Total expense reductions	$ 134,909
Net expenses	$ 78,659
Net investment income	$ 919,404
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $58)	$ 84,135
Foreign currency transactions	3,455
Net realized gain	$ 87,590
Change in unrealized appreciation (depreciation):
Investments	$ 3,175,765
Foreign currency	7,310
Net change in unrealized appreciation (depreciation)	$3,183,075
Net realized and unrealized gain	$3,270,665
Net increase in net assets from operations	$4,190,069
9
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 919,404	$ 778,148
Net realized gain (loss)	87,590	(681,874)
Net change in unrealized appreciation (depreciation)	3,183,075	(10,804,696)
Net increase (decrease) in net assets from operations	$ 4,190,069	$(10,708,422)
Distributions to shareholders:
Class A	$ (296,735)	$ (449,871)
Class C	(2,201)	(4,143)
Class I	(362,220)	(383,363)
Total distributions to shareholders	$ (661,156)	$ (837,377)
Transactions in shares of beneficial interest:
Class A	$ (1,115,426)	$ (671,576)
Class C	(92,237)	(121,046)
Class I	(1,799,797)	6,720,798
Net increase (decrease) in net assets from Fund share transactions	$ (3,007,460)	$ 5,928,176
Net increase (decrease) in net assets	$ 521,453	$ (5,617,623)
Net Assets
At beginning of year	$ 33,399,801	$ 39,017,424
At end of year	$33,921,254	$ 33,399,801
10
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.900	$13.550	$ 10.480	$ 11.330	$ 10.370
Income (Loss) From Operations
Net investment income(1)	$ 0.277	$ 0.230	$ 0.250	$ 0.147	$ 0.242
Net realized and unrealized gain (loss)	0.964	(3.606)	2.955	(0.738)	0.887
Total income (loss) from operations	$ 1.241	$ (3.376)	$ 3.205	$ (0.591)	$ 1.129
Less Distributions
From net investment income	$ (0.191)	$ (0.274)	$ (0.135)	$ (0.259)	$ (0.169)
Total distributions	$ (0.191)	$ (0.274)	$ (0.135)	$ (0.259)	$ (0.169)
Net asset value — End of year	$10.950	$ 9.900	$13.550	$10.480	$11.330
Total Return(2)(3)	12.54%	(25.40)%	30.73%	(5.41)%	11.16%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 16,226	$15,637	$ 22,264	$ 18,165	$ 21,757
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.05% (5)	1.05% (5)	1.05%	1.05%	1.05%
Net investment income	2.41%	1.97%	1.93%	1.37%	2.26%
Portfolio Turnover of the Portfolio	36%	22%	23%	10%	37%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.37%, 0.41%, 0.34%, 0.45% and 0.51% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
11
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.390	$12.840	$ 9.900	$10.690	$ 9.770
Income (Loss) From Operations
Net investment income(1)	$ 0.169	$ 0.133	$ 0.133	$ 0.062	$ 0.119
Net realized and unrealized gain (loss)	0.931	(3.431)	2.807	(0.701)	0.886
Total income (loss) from operations	$ 1.100	$ (3.298)	$ 2.940	$ (0.639)	$ 1.005
Less Distributions
From net investment income	$ (0.100)	$ (0.152)	$ —	$ (0.151)	$ (0.085)
Total distributions	$ (0.100)	$ (0.152)	$ —	$ (0.151)	$ (0.085)
Net asset value — End of year	$10.390	$ 9.390	$12.840	$ 9.900	$10.690
Total Return(2)(3)	11.71%	(25.98)%	29.70%	(6.11)%	10.42%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 143	$ 209	$ 419	$ 598	$ 1,862
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	1.80% (5)	1.80% (5)	1.80%	1.80%	1.80%
Net investment income	1.55%	1.19%	1.09%	0.62%	1.20%
Portfolio Turnover of the Portfolio	36%	22%	23%	10%	37%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.37%, 0.41%, 0.34%, 0.45% and 0.51% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
12
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.880	$13.520	$ 10.460	$ 11.310	$ 10.350
Income (Loss) From Operations
Net investment income(1)	$ 0.303	$ 0.260	$ 0.289	$ 0.173	$ 0.264
Net realized and unrealized gain (loss)	0.967	(3.592)	2.934	(0.736)	0.895
Total income (loss) from operations	$ 1.270	$ (3.332)	$ 3.223	$ (0.563)	$ 1.159
Less Distributions
From net investment income	$ (0.220)	$ (0.308)	$ (0.163)	$ (0.287)	$ (0.199)
Total distributions	$ (0.220)	$ (0.308)	$ (0.163)	$ (0.287)	$ (0.199)
Net asset value — End of year	$10.930	$ 9.880	$13.520	$10.460	$11.310
Total Return(2)(3)	12.87%	(25.19)%	30.99%	(5.19)%	11.52%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 17,552	$17,554	$ 16,335	$ 11,560	$ 13,301
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	0.80% (5)	0.80% (5)	0.80%	0.80%	0.80%
Net investment income	2.64%	2.27%	2.23%	1.62%	2.48%
Portfolio Turnover of the Portfolio	36%	22%	23%	10%	37%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.37%, 0.41%, 0.34%, 0.45% and 0.51% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio's allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
13
See Notes to Financial Statements.

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class A shares are offered at net asset value to shareholders who owned Investor Class shares, which were redesignated as Class A shares on April 29, 2022, and only for such shareholders' accounts established prior to such date. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or employer sponsored retirement plans. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (54.3% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
14

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$661,156	$837,377
During the year ended October 31, 2023, accumulated loss was increased by $83,851 and paid-in capital was increased by $83,851 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 892,513
Deferred capital losses	(1,465,203)
Net unrealized depreciation	(249,133)
Accumulated loss	$ (821,823)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $1,465,203 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $674,070 are short-term and $791,133 are long-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5.0 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley.  EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. To
15

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Notes to Financial Statements — continued

the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 29, 2024. Pursuant to this agreement, EVM and Parametric were allocated $134,909 in total of the Fund’s operating expenses for the year ended October 31, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $20,148 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received no sales charge on sales of Class A shares for the year ended October 31, 2023. EVD received distribution and service fees from Class A and Class C shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $43,975 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $1,494 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $498 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Redemptions of Class A shares by former Investor Class shareholders are not subject to a CDSC. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareolders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $2,256,476 and $6,107,843, respectively.
16

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	8,655	$ 99,080	31,676	$ 383,229
Issued to shareholders electing to receive payments of distributions in Fund shares	25,064	273,696	31,812	416,101
Redemptions	(132,188)	(1,488,202)	(126,605)	(1,470,906)
Net decrease	(98,469)	$(1,115,426)	(63,117)	$ (671,576)
Class C
Sales	1,317	$ 14,422	2,090	$ 24,376
Issued to shareholders electing to receive payments of distributions in Fund shares	206	2,152	326	4,067
Redemptions	(9,997)	(108,811)	(12,818)	(149,489)
Net decrease	(8,474)	$ (92,237)	(10,402)	$ (121,046)
Class I
Sales	281,604	$ 3,251,778	1,168,258	$ 13,128,703
Issued to shareholders electing to receive payments of distributions in Fund shares	32,490	353,494	28,431	370,458
Redemptions	(485,147)	(5,405,069)	(627,257)	(6,778,363)
Net increase (decrease)	(171,053)	$(1,799,797)	569,432	$ 6,720,798
17

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Parametric Tax-Managed International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Parametric Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
18

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $1,246,407, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended October 31, 2023, the Fund paid foreign taxes of $139,870 and recognized foreign source income of $1,278,779.
19

Tax-Managed International Equity Portfolio
October 31, 2023
Portfolio of Investments

Common Stocks — 99.5%
Security	Shares	Value
Australia — 8.4%
Altium, Ltd.	3,632	$ 91,612
APA Group	28,788	150,905
ASX, Ltd.	1,525	54,484
Atlas Arteria, Ltd.(1)	13,938	47,119
Aurizon Holdings, Ltd.(1)	14,009	30,513
Bapcor, Ltd.(1)	17,313	58,931
BHP Group, Ltd.	9,711	274,894
Brambles, Ltd.	17,422	145,400
carsales.com, Ltd.	8,634	152,194
Charter Hall Long Wale REIT(1)	17,564	33,743
Charter Hall Retail REIT	18,162	35,291
Codan, Ltd.(1)	4,717	23,396
Coles Group, Ltd.	13,689	132,861
Commonwealth Bank of Australia	1,651	101,563
Computershare, Ltd.	7,415	117,023
CSL, Ltd.	3,274	483,871
Data#3, Ltd.	7,498	32,322
Dexus (1)	13,975	57,719
Elders, Ltd.(1)	5,348	20,181
Endeavour Group, Ltd.(1)	13,721	43,104
EVT, Ltd.(1)	10,106	67,010
Hansen Technologies, Ltd.	14,633	48,321
HomeCo Daily Needs REIT(1)(2)	42,841	29,215
Incitec Pivot, Ltd.	22,926	40,021
InvoCare, Ltd.	5,288	42,557
IRESS, Ltd.(1)	7,406	23,616
Lendlease Corp., Ltd.(1)	9,400	37,229
Lottery Corp. Ltd.	32,522	93,877
Medibank Private, Ltd.	16,474	35,951
Mirvac Group(1)	41,842	48,547
National Australia Bank, Ltd.	6,485	116,174
National Storage REIT	24,990	31,862
New Hope Corp., Ltd.(1)	6,072	22,345
Newmont Corp. CDI(3)	942	36,083
NEXTDC, Ltd.(3)	11,247	84,452
Orica, Ltd.	4,147	38,749
Origin Energy, Ltd.	34,036	197,438
QBE Insurance Group, Ltd.	5,122	50,790
Region RE, Ltd.(1)	20,523	25,662
Rio Tinto, Ltd.	1,729	129,153
Santos, Ltd.(1)	20,873	101,849
Scentre Group	43,799	67,853
Stockland	21,890	49,404
Suncorp Group, Ltd.	5,349	45,529
Security	Shares	Value
Australia (continued)
Tabcorp Holdings, Ltd.	88,897	$ 43,864
Technology One, Ltd.	8,485	78,688
Telstra Group, Ltd.	90,240	218,821
TPG Telecom, Ltd.(1)	20,255	66,815
Transurban Group	22,607	170,196
Vicinity, Ltd.	39,555	42,843
Viva Energy Group, Ltd.(4)	12,311	22,169
Waypoint REIT, Ltd.	9,833	13,280
Weebit Nano, Ltd.(1)(3)	7,492	15,803
Wesfarmers, Ltd.	8,581	276,083
Westpac Banking Corp.	7,685	100,918
Whitehaven Coal, Ltd.	7,762	36,561
Woodside Energy Group, Ltd.	13,621	296,663
Woolworths Group, Ltd.	13,266	296,956
Yancoal Australia, Ltd.(1)	6,032	18,523
		$ 5,248,996
Austria — 1.1%
ANDRITZ AG	1,285	$ 59,147
AT&S Austria Technologie & Systemtechnik AG	1,360	34,144
BAWAG Group AG(4)	407	18,128
CA Immobilien Anlagen AG(1)	2,850	96,368
Erste Group Bank AG	2,269	81,251
Eurotelesites AG(3)	2,000	6,729
Kontron AG	1,758	35,435
Mayr-Melnhof Karton AG	125	14,706
Oesterreichische Post AG	584	18,617
OMV AG	1,834	80,436
PIERER Mobility AG(1)	420	24,047
Rhi Magnesita NV	764	23,848
Telekom Austria AG	8,000	55,862
Verbund AG(1)	1,229	106,784
voestalpine AG(1)	1,326	33,112
		$ 688,614
Belgium — 2.1%
Ackermans & van Haaren NV	948	$ 140,733
Aedifica S.A.	737	40,207
Ageas S.A./NV	1,164	44,713
Anheuser-Busch InBev S.A./NV	2,419	137,636
Barco NV	2,270	34,853
Cofinimmo S.A.	488	30,346
Colruyt Group NV	478	19,782
D'Ieteren Group	715	106,207
Econocom Group S.A./NV	10,730	26,326
Elia Group S.A./NV	1,018	96,665

20
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Belgium (continued)
Euronav NV	5,526	$ 98,918
EVS Broadcast Equipment S.A.	1,740	49,033
KBC Group NV	1,598	87,946
Montea NV	358	25,303
Proximus SADP	9,427	78,136
Retail Estates N.V.	587	35,740
Solvay S.A.	842	89,013
UCB S.A.	1,600	117,024
Umicore S.A.	2,338	55,628
Xior Student Housing NV(2)	621	17,868
		$ 1,332,077
Denmark — 4.4%
AP Moller - Maersk A/S, Class A	42	$ 68,576
AP Moller - Maersk A/S, Class B	45	74,980
Carlsberg A/S, Class B	2,327	277,316
Chr. Hansen Holding A/S	2,271	154,972
D/S Norden A/S	671	38,124
Danske Bank A/S(1)	9,592	225,016
FLSmidth & Co. A/S	866	32,477
ISS A/S	2,025	29,307
Matas A/S	1,729	22,512
Novo Nordisk A/S, Class B(1)	7,438	717,590
Novozymes A/S, Class B	4,578	205,749
Orsted A/S(1)(4)	4,338	209,608
Pandora A/S	2,364	268,126
Scandinavian Tobacco Group A/S, Class A(4)	5,079	75,415
Topdanmark A/S	1,587	71,136
TORM PLC, Class A(1)	907	27,680
Tryg A/S	6,518	127,281
Vestas Wind Systems A/S(3)	5,708	123,720
		$ 2,749,585
Finland — 2.2%
Citycon Oyj(3)	3,632	$ 19,211
Elisa Oyj	2,763	117,221
Fortum Oyj	10,228	121,441
Harvia Oyj(2)	1,032	25,430
Kempower Oyj(1)(3)	436	13,671
Kesko Oyj, Class B	7,282	123,150
Kojamo Oyj(1)	3,939	33,650
Kone Oyj, Class B	2,736	118,478
Neste Oyj	3,560	119,644
Nokia Oyj	31,287	104,207
Nordea Bank Abp	13,924	146,651
Orion Oyj, Class B	3,814	151,742
Security	Shares	Value
Finland (continued)
Puuilo Oyj	2,988	$ 25,021
TietoEVRY Oyj	956	20,057
Tokmanni Group Corp.	4,468	60,334
UPM-Kymmene Oyj	4,505	151,710
YIT Oyj(1)	9,254	16,467
		$ 1,368,085
France — 8.5%
Air Liquide S.A.	3,247	$ 556,381
Airbus SE	780	104,579
AXA S.A.	6,703	198,613
BNP Paribas S.A.	3,328	191,373
Bollore SE	13,714	74,865
Bouygues S.A.	1,100	38,697
Bureau Veritas S.A.	921	20,978
Capgemini SE	1,229	217,200
Carrefour S.A.	5,094	89,305
Cie Generale des Etablissements Michelin SCA	2,492	74,033
Danone S.A.	2,980	177,282
Dassault Systemes SE	5,415	223,062
Edenred SE	1,068	56,851
Eiffage S.A.	269	24,412
Engie S.A.	23,380	371,856
Eutelsat Communications S.A.(1)	10,085	43,066
Gecina S.A.	1,055	103,591
Getlink SE	2,197	35,479
ICADE (1)	1,083	35,387
Klepierre S.A.	4,222	102,526
L'Oreal S.A.	281	118,113
LVMH Moet Hennessy Louis Vuitton SE	596	426,695
Orange S.A.	25,469	299,567
Pernod Ricard S.A.	786	139,575
Quadient S.A.	948	19,820
Rubis SCA	5,497	119,684
Safran S.A.	556	86,858
Sanofi S.A.	4,937	448,310
Sopra Steria Group SACA	385	69,121
Thales S.A.	600	88,547
TotalEnergies SE	7,524	503,036
Vinci S.A.	1,159	128,156
Vivendi SE	12,615	113,125
Voltalia S.A.(1)(3)	1,827	15,279
		$ 5,315,422
Germany — 8.6%
Allianz SE	1,068	$ 250,171

21
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Germany (continued)
BASF SE	5,297	$ 244,759
Bayer AG	4,632	200,142
Bayerische Motoren Werke AG	1,291	120,069
Bayerische Motoren Werke AG, PFC Shares	792	67,344
Brenntag SE	725	53,912
Cropenergies AG	2,253	19,399
Daimler Truck Holding AG	1,859	58,410
Deutsche Boerse AG	659	108,469
Deutsche Lufthansa AG(3)	5,121	35,908
Deutsche Telekom AG	24,422	530,047
Deutsche Wohnen SE	2,022	43,510
E.ON SE	49,704	591,384
Evonik Industries AG	3,498	64,380
Fresenius Medical Care AG & Co. KGaA	1,941	64,492
Fresenius SE & Co. KGaA	3,336	85,813
FUCHS PETROLUB SE, PFC Shares	495	20,105
Gea Group AG	1,075	36,765
Gerresheimer AG	321	29,941
Grand City Properties S.A.(3)	3,999	35,759
Hamborner REIT AG	9,515	62,953
Hannover Rueck SE	220	48,579
Henkel AG & Co. KGaA	2,701	170,704
Henkel AG & Co. KGaA, PFC Shares	3,830	276,277
K+S AG	4,249	71,431
Knorr-Bremse AG	398	22,230
LEG Immobilien SE(3)	1,939	121,210
Mercedes-Benz Group AG	2,924	172,031
MTU Aero Engines AG	190	35,712
Muenchener Rueckversicherungs-Gesellschaft AG	361	144,872
QIAGEN NV(3)	1,735	64,660
Rheinmetall AG	216	62,012
RWE AG	1,362	52,118
SAP SE	3,795	509,032
Siemens AG	1,574	208,868
Suedzucker AG	9,335	141,414
Symrise AG, Class A	1,413	144,394
Talanx AG	1,186	74,741
Telefonica Deutschland Holding AG	23,557	40,049
Vitesco Technologies Group AG(3)	445	43,524
Volkswagen AG, PFC Shares	790	83,780
Vonovia SE	8,759	201,650
		$ 5,413,020
Hong Kong — 4.3%
AIA Group, Ltd.	33,600	$ 291,776
ASMPT, Ltd.	2,900	24,562
Security	Shares	Value
Hong Kong (continued)
Bank of East Asia, Ltd. (The)	52,200	$ 61,994
Beijing Tong Ren Tang Chinese Medicine Co., Ltd.	21,000	31,542
BOC Hong Kong Holdings, Ltd.	11,500	30,412
Budweiser Brewing Co. APAC, Ltd.(4)	66,900	127,133
Cafe de Coral Holdings, Ltd.	20,000	25,190
China Traditional Chinese Medicine Holdings Co., Ltd.	128,000	63,071
Chow Sang Sang Holdings International, Ltd.	42,000	48,280
Chow Tai Fook Jewellery Group, Ltd.	59,000	83,315
CK Asset Holdings, Ltd.	18,000	89,970
CK Hutchison Holdings, Ltd.	42,500	215,147
CLP Holdings, Ltd.	23,000	168,332
C-Mer Eye Care Holdings, Ltd.(2)(3)	44,000	21,503
DFI Retail Group Holdings, Ltd.(1)	13,100	27,943
Galaxy Entertainment Group, Ltd.	28,000	157,401
Hang Lung Properties, Ltd.	37,000	48,635
Hang Seng Bank, Ltd.	6,200	70,885
HK Electric Investments & HK Electric Investments, Ltd.(2)	154,000	85,429
HKT Trust and HKT, Ltd.	169,000	175,048
Hongkong Land Holdings, Ltd.	15,800	50,113
Hutchison Telecommunications Hong Kong Holdings, Ltd.	238,000	31,972
Jardine Matheson Holdings, Ltd.	1,200	48,625
Luk Fook Holdings International, Ltd.	15,000	37,212
MTR Corp., Ltd.	18,000	67,287
NWS Holdings, Ltd.	51,000	60,345
PAX Global Technology, Ltd.	75,000	51,769
Power Assets Holdings, Ltd.	30,000	143,425
Shangri-La Asia, Ltd.(3)	38,000	24,243
Sino Land Co., Ltd.	32,000	31,947
Sun Hung Kai Properties, Ltd.	12,000	123,224
Viva Goods Company, Ltd.(3)	192,000	25,281
VSTECS Holdings, Ltd.	60,000	30,339
VTech Holdings, Ltd.	10,000	58,188
Wharf Holdings, Ltd.	17,000	43,137
		$ 2,674,675
Ireland — 2.2%
Bank of Ireland Group PLC	24,074	$ 215,744
CRH PLC	5,583	299,622
DCC PLC	1,417	78,720
Fineos Corp. Holdings PLC CDI(3)	16,777	17,665
Flutter Entertainment PLC(3)	1,544	242,496
ICON PLC ADR(3)	1,080	263,477
Irish Continental Group PLC	6,302	28,753
Irish Residential Properties REIT PLC	33,524	32,290
Kerry Group PLC, Class A	2,357	182,064
		$ 1,360,831

22
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Israel — 2.2%
Airport City, Ltd.(3)	1,245	$ 16,395
Amot Investments, Ltd.	5,499	23,029
Azrieli Group, Ltd.	509	21,916
Bank Hapoalim B.M.	6,278	44,906
Bank Leumi Le-Israel B.M.	10,138	65,298
Bezeq The Israeli Telecommunication Corp., Ltd.	74,540	91,721
Big Shopping Centers, Ltd.(3)	234	16,402
Check Point Software Technologies, Ltd.(3)	385	51,686
Delek Automotive Systems, Ltd.	5,228	24,167
Delek Group, Ltd.	592	64,767
Delta Galil, Ltd.	645	20,411
Elbit Systems, Ltd.	297	55,242
Electra, Ltd.	76	24,077
Enlight Renewable Energy, Ltd.(3)	5,509	74,226
Fattal Holdings 1998, Ltd.(3)	339	28,045
Fiverr International, Ltd.(1)(3)	953	20,175
Fox Wizel, Ltd.	492	27,935
ICL Group, Ltd.	25,308	123,095
Maytronics, Ltd.	2,874	26,737
Melisron, Ltd.	379	20,543
Nice, Ltd.(3)	412	63,158
Nova, Ltd.(3)	138	13,214
Oil Refineries, Ltd.	76,583	21,013
OPC Energy, Ltd.(3)	4,225	22,915
OY Nofar Energy, Ltd.(3)	1,707	30,418
Partner Communications Co., Ltd.(3)	9,362	34,007
Plus500, Ltd.	1,094	18,767
Reit 1, Ltd.	8,315	30,072
Shapir Engineering and Industry, Ltd.	3,467	18,581
Shufersal, Ltd.(3)	11,960	50,491
Strauss Group, Ltd.(3)	2,438	45,171
Teva Pharmaceutical Industries, Ltd. ADR(3)	19,132	164,153
		$ 1,352,733
Italy — 4.3%
Assicurazioni Generali SpA	4,184	$ 83,109
Buzzi Unicem SpA	1,488	39,401
Davide Campari-Milano NV	14,115	156,024
De'Longhi SpA	1,200	26,850
DiaSorin SpA	977	87,561
Enav SpA(4)	5,309	17,695
Enel SpA	40,123	254,684
Eni SpA	21,987	359,436
Ferrari NV	654	197,968
GVS SpA(3)(4)	4,062	18,208
Infrastrutture Wireless Italiane SpA(4)	18,725	205,036
Security	Shares	Value
Italy (continued)
Italgas SpA	7,381	$ 37,509
Italmobiliare SpA	1,360	34,384
Leonardo SpA	5,068	76,590
Mediobanca Banca di Credito Finanziario SpA	2,659	31,763
MFE-MediaForEurope NV, Class B	1,958	5,196
Poste Italiane SpA(4)	5,564	55,085
Prysmian SpA	2,617	97,999
RAI Way SpA(4)	4,122	20,481
Recordati Industria Chimica e Farmaceutica SpA	4,029	186,359
Stellantis NV	6,033	112,711
STMicroelectronics NV	7,572	288,647
Technogym SpA(4)	2,741	20,634
Terna - Rete Elettrica Nazionale	8,968	68,668
UniCredit SpA	5,306	133,019
UnipolSai Assicurazioni SpA	10,716	25,398
Webuild SpA	11,250	20,261
		$ 2,660,676
Japan — 12.8%
Activia Properties, Inc.	16	$ 43,288
Aeon Co., Ltd.	4,300	90,470
Air Water, Inc.	2,000	25,217
ANA Holdings, Inc.(3)	1,100	21,595
Asahi Kasei Corp.	8,100	49,797
Astellas Pharma, Inc.	7,500	94,874
Bandai Namco Holdings, Inc.	2,400	49,724
Bridgestone Corp.	1,600	60,552
Canon, Inc.	1,500	35,461
Central Japan Railway Co.	1,500	33,763
Concordia Financial Group, Ltd.	10,800	50,181
Daicel Corp.	3,900	33,164
Daiichi Sankyo Co., Ltd.	5,400	139,235
Daiwa House REIT Investment Corp.	23	40,704
Disco Corp.	600	105,959
East Japan Railway Co.	900	46,744
Eisai Co., Ltd.	1,400	74,170
Electric Power Development Co., Ltd., Class C	2,500	38,327
ENEOS Holdings, Inc.	31,200	115,609
Fast Retailing Co., Ltd.	300	66,419
Frontier Real Estate Investment Corp.	8	23,933
FUJIFILM Holdings Corp.	500	27,349
Fujitsu, Ltd.	300	38,864
Fukuoka Financial Group, Inc.	1,600	42,294
GLP J-REIT	41	36,722
Hamamatsu Photonics K.K.	700	26,000
Hirose Electric Co., Ltd.	315	35,689

23
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Japan (continued)
Honda Motor Co., Ltd.	5,700	$ 58,418
Idemitsu Kosan Co., Ltd.	3,700	84,009
ITOCHU Corp.(1)	1,900	68,440
Iwatani Corp.	1,800	86,091
Japan Logistics Fund, Inc.	29	53,716
Japan Metropolitan Fund Investment Corporation	93	60,017
Japan Post Bank Co., Ltd.	6,000	55,615
Japan Post Holdings Co., Ltd.	7,500	66,384
Japan Prime Realty Investment Corp.	22	51,530
Japan Real Estate Investment Corp.	11	40,858
Japan Tobacco, Inc.	4,100	95,443
Kansai Electric Power Co., Inc.	7,200	92,188
Kansai Paint Co., Ltd.	3,300	48,294
Kao Corp.	2,100	76,616
KDDI Corp.	6,400	191,454
Kenedix Office Investment Corp.(1)	24	25,032
Keyence Corp.	400	154,847
Kintetsu Group Holdings Co., Ltd.	800	22,509
Kirin Holdings Co., Ltd.	3,800	53,403
Kobe Steel, Ltd.	3,000	35,470
Komatsu, Ltd.	2,200	50,548
Kuraray Co., Ltd.	2,300	26,315
Kyocera Corp.	900	44,362
Kyowa Kirin Co., Ltd.	2,700	42,348
Kyushu Electric Power Co., Inc.(3)	8,300	53,030
Lion Corp.	5,400	51,822
Marubeni Corp.	3,400	49,714
Maruichi Steel Tube, Ltd.	1,200	29,780
MatsukiyoCocokara & Co.	2,700	47,363
Medipal Holdings Corp.	2,800	47,076
MEIJI Holdings Co., Ltd.	1,600	39,382
Mitsubishi Chemical Group Corp.	10,000	56,586
Mitsubishi Corp.	1,400	65,262
Mitsubishi Electric Corp.	3,200	36,693
Mitsubishi HC Capital, Inc.	6,100	40,213
Mitsubishi Heavy Industries, Ltd.	600	30,903
Mitsui & Co., Ltd.	1,800	65,419
Mitsui Chemicals, Inc.	1,300	32,766
Mitsui Fudosan Co., Ltd.	5,100	110,542
Mitsui OSK Lines, Ltd.(1)	1,100	28,399
Mizuho Financial Group, Inc.	5,630	95,588
MS&AD Insurance Group Holdings, Inc.	1,800	65,953
Murata Manufacturing Co., Ltd.	4,500	77,082
NEC Corp.	1,500	72,226
NH Foods, Ltd.	1,600	48,005
Nintendo Co., Ltd.	6,000	247,886
Security	Shares	Value
Japan (continued)
Nippon Accommodations Fund, Inc.	8	$ 32,230
Nippon Building Fund, Inc.	11	44,197
Nippon Sanso Holdings Corp.	2,300	58,003
Nippon Shokubai Co., Ltd.	600	22,285
Nippon Steel Corp.	3,600	77,648
Nippon Telegraph & Telephone Corp.	180,100	211,937
Nippon Yusen KK	1,200	29,361
Nisshin Seifun Group, Inc.	4,900	73,911
Nissin Foods Holdings Co., Ltd.	700	60,906
Nitori Holdings Co., Ltd.	300	32,488
NOF Corp.	800	31,561
Nomura Real Estate Holdings, Inc.	1,100	25,692
Nomura Real Estate Master Fund, Inc.	63	69,518
Nomura Research Institute, Ltd.	2,000	52,500
NTT Data Group Corp.	4,400	54,252
Obic Co., Ltd.	300	44,345
Oji Holdings Corp.	12,700	54,316
Ono Pharmaceutical Co., Ltd.	3,300	56,989
Oriental Land Co., Ltd.	2,500	80,863
Orix JREIT, Inc.	47	54,015
Osaka Gas Co., Ltd.	5,500	103,718
Otsuka Holdings Co., Ltd.	2,400	80,750
Pan Pacific International Holdings Corp.	2,000	38,732
Panasonic Holdings Corp.	5,400	47,377
Resona Holdings, Inc.	6,700	35,800
ROHM Co., Ltd.	800	12,818
Rohto Pharmaceutical Co., Ltd.	1,600	37,330
Santen Pharmaceutical Co., Ltd.	4,400	38,164
SECOM Co., Ltd.	600	41,673
Sekisui House Reit, Inc.	97	51,088
Sekisui House, Ltd.	2,000	39,165
Shimadzu Corp.	1,200	28,376
Shionogi & Co., Ltd.	1,500	69,847
Shizuoka Financial Group, Inc.	5,800	49,322
SoftBank Corp.	14,500	163,949
Sompo Holdings, Inc.	1,200	51,984
Subaru Corp.	2,400	41,545
Sumitomo Chemical Co., Ltd.(1)	10,900	27,705
Sumitomo Corp.	2,400	47,178
Sumitomo Electric Industries, Ltd.	2,900	30,445
Sumitomo Mitsui Financial Group, Inc.	2,700	130,162
Sumitomo Mitsui Trust Holdings, Inc.	1,500	56,245
Suntory Beverage & Food, Ltd.	1,600	48,149
Suzuki Motor Corp.	600	23,287
Taiheiyo Cement Corp.	2,500	42,844
Takeda Pharmaceutical Co., Ltd.	5,000	135,724

24
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Japan (continued)
TEIJIN, Ltd.	3,300	$ 29,869
Tohoku Electric Power Co., Inc.	9,800	61,192
Tokio Marine Holdings, Inc.	3,400	76,066
Tokyo Gas Co., Ltd.	4,100	92,074
Tokyu Corp.(1)	3,200	36,125
TOPPAN Holdings, Inc.	2,000	46,128
Toray Industries, Inc.	6,900	33,381
Tosoh Corp.	2,200	26,937
Toyo Seikan Group Holdings, Ltd.	2,900	48,756
Toyo Suisan Kaisha, Ltd.	1,000	46,131
Toyota Motor Corp.	13,600	237,915
Trend Micro, Inc.	600	22,611
United Urban Investment Corp.	35	35,286
West Japan Railway Co.	700	26,680
Yakult Honsha Co., Ltd.	2,000	47,130
Yamato Holdings Co., Ltd.	2,000	33,312
Yamato Kogyo Co., Ltd.	1,000	47,911
Yamazaki Baking Co., Ltd.	1,300	27,523
		$ 8,037,122
Netherlands — 4.2%
ABN AMRO Bank NV GDR(4)	2,263	$ 30,480
Aegon, Ltd.(1)	12,248	59,565
Akzo Nobel NV	683	45,819
Alfen NV(1)(3)(4)	256	8,070
ASML Holding NV	646	388,324
ASR Nederland NV	1,620	60,456
Corbion NV(1)	2,072	35,884
DSM BV(3)	1,929	190,677
Euronext NV(4)	576	40,169
EXOR N.V.	350	30,040
JDE Peet's NV(1)	1,640	45,546
Koninklijke Ahold Delhaize NV	9,251	273,939
Koninklijke KPN NV	65,476	220,077
Koninklijke Philips NV	17,139	326,026
NN Group NV	1,992	63,888
NSI NV	1,000	18,063
Prosus NV	11,033	309,297
Randstad NV(1)	683	35,369
SBM Offshore NV(1)	4,496	55,995
Universal Music Group NV(1)	7,168	175,536
Wolters Kluwer NV(1)	1,682	215,811
		$ 2,629,031
New Zealand — 1.0%
a2 Milk Co., Ltd. (The)(1)(3)	28,790	$ 70,125
Security	Shares	Value
New Zealand (continued)
Argosy Property, Ltd.	39,042	$ 24,132
Auckland International Airport, Ltd.	12,240	52,354
Contact Energy, Ltd.	9,580	43,517
Fisher & Paykel Healthcare Corp., Ltd.	5,931	71,941
Goodman Property Trust	27,739	32,489
Heartland Group Holdings, Ltd.	19,544	17,438
Infratil, Ltd.	6,421	36,767
Kiwi Property Group, Ltd.	57,056	25,772
KMD Brands, Ltd.	27,332	13,221
Meridian Energy, Ltd.	15,507	43,673
SKYCITY Entertainment Group, Ltd.(1)	29,814	32,497
Spark New Zealand, Ltd.	30,866	89,608
Vulcan Steel, Ltd.(1)	3,600	16,359
Xero, Ltd.(3)	1,231	84,160
		$ 654,053
Norway — 2.1%
Aker ASA, Class A	499	$ 30,008
ArcticZymes Technologies ASA(1)(3)	4,268	11,132
Atea ASA(3)	2,752	28,635
Austevoll Seafood ASA	3,899	26,648
Borregaard ASA	3,526	47,853
Crayon Group Holding ASA(3)(4)	2,500	14,449
DNB Bank ASA	6,189	111,661
Elkem ASA(4)	14,511	22,461
Entra ASA(4)	2,972	23,228
Equinor ASA	6,266	210,056
Europris ASA(4)	6,059	34,341
Gjensidige Forsikring ASA	1,701	25,510
Golden Ocean Group, Ltd.	3,420	25,305
Kitron ASA	9,412	24,860
Kongsberg Gruppen ASA	1,873	76,511
Mowi ASA	5,946	96,620
Nykode Therapeutics ASA(3)	7,954	12,230
Opera, Ltd. ADR(1)	3,500	40,530
Orkla ASA	8,207	56,567
REC Silicon ASA(3)	16,371	21,318
Scatec ASA(4)	3,300	16,677
Schibsted ASA, Class B	2,498	46,352
SpareBank 1 Nord Norge	3,559	30,097
Stolt-Nielsen, Ltd.	879	28,949
Telenor ASA	11,887	121,514
Veidekke ASA	3,671	31,674
Yara International ASA	2,956	96,726
		$ 1,311,912

25
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Portugal — 1.1%
Banco Comercial Portugues S.A., Class R(3)	387,844	$ 119,035
Corticeira Amorim SGPS S.A.	4,721	45,854
CTT-Correios de Portugal S.A.	12,855	49,040
EDP-Energias de Portugal S.A.	19,728	82,907
Galp Energia SGPS S.A.	8,111	122,109
Jeronimo Martins SGPS S.A.	5,858	135,056
Navigator Co. S.A. (The)	16,287	64,836
NOS SGPS S.A.	11,659	42,621
REN-Redes Energeticas Nacionais SGPS S.A.	11,590	30,174
		$ 691,632
Singapore — 4.3%
AEM Holdings, Ltd.	9,200	$ 23,256
BW LPG, Ltd.(4)	3,082	43,627
CapitaLand Ascott Trust	27,455	18,052
CapitaLand Integrated Commercial Trust	56,100	72,101
City Developments, Ltd.	7,700	35,542
ComfortDelGro Corp., Ltd.	36,500	35,254
DBS Group Holdings, Ltd.	9,000	216,210
ESR-LOGOS REIT	156,500	31,391
First Resources, Ltd.	32,600	35,994
Flex, Ltd.(3)	11,357	292,102
Food Empire Holdings, Ltd.	25,900	20,805
Frasers Centrepoint Trust	12,700	19,212
Frasers Logistics & Commercial Trust(2)	54,700	41,551
Genting Singapore, Ltd.	244,700	153,734
Grab Holdings, Ltd., Class A(3)	21,600	66,312
Haw Par Corp, Ltd.	4,700	32,835
Jardine Cycle & Carriage, Ltd.	1,000	20,600
Keppel Corp., Ltd.	14,400	65,367
Keppel REIT(1)	55,680	32,331
Lendlease Global Commercial REIT	77,600	28,903
Mapletree Industrial Trust	27,660	43,479
NetLink NBN Trust(2)	66,200	40,141
Parkway Life REIT	13,500	33,119
Raffles Medical Group, Ltd.	38,400	33,413
SATS, Ltd.(3)	12,200	21,947
Sea, Ltd. ADR(3)	4,137	172,513
Sembcorp Industries, Ltd.	51,100	171,436
Sheng Siong Group, Ltd.	41,900	47,438
Singapore Airlines, Ltd.(1)	17,100	76,356
Singapore Exchange, Ltd.	7,000	48,466
Singapore Post, Ltd.	55,300	18,162
Singapore Technologies Engineering, Ltd.	19,500	53,532
Singapore Telecommunications, Ltd.	64,900	112,775
StarHub, Ltd.	35,800	26,954
Security	Shares	Value
Singapore (continued)
Suntec Real Estate Investment Trust(1)	27,000	$ 21,697
United Overseas Bank, Ltd.	8,200	161,742
UOL Group, Ltd.	4,600	19,811
Venture Corp., Ltd.	7,500	64,037
Wilmar International, Ltd.	103,000	267,778
		$ 2,719,975
Spain — 4.2%
ACS Actividades de Construccion y Servicios S.A.	2,126	$ 76,885
Aena SME S.A.(4)	1,064	154,387
Almirall S.A.	2,798	25,474
Banco Santander S.A.(1)	61,792	227,267
Bankinter S.A.(1)	12,265	77,557
CaixaBank S.A.	15,438	62,764
Cellnex Telecom S.A.(3)(4)	4,799	141,072
Cia de Distribucion Integral Logista Holdings S.A.	2,665	65,440
Ence Energia y Celulosa S.A.(1)	9,147	27,363
Ercros S.A.(1)	8,525	26,300
Fomento de Construcciones y Contratas S.A.(1)	1,562	19,817
Grifols S.A.(3)	11,886	133,376
Iberdrola S.A.	25,708	285,925
Indra Sistemas S.A.(1)	3,340	46,898
Industria de Diseno Textil S.A.	10,558	364,441
Laboratorios Farmaceuticos Rovi S.A.	1,773	94,819
Merlin Properties Socimi S.A.	15,993	133,346
Metrovacesa S.A.(3)(4)	2,900	23,513
Redeia Corp. S.A.	2,456	38,301
Repsol S.A.	22,889	335,144
Sacyr S.A.(1)	6,428	18,561
Telefonica S.A.	43,001	166,097
Vidrala S.A.	739	54,926
Viscofan S.A.(1)	825	47,690
		$ 2,647,363
Sweden — 4.3%
Alfa Laval AB	1,197	$ 38,791
Alleima AB	7,335	44,650
Arjo AB, Class B	8,801	29,434
Assa Abloy AB, Class B	2,883	61,451
Atrium Ljungberg AB, Class B(1)	2,504	38,506
Betsson AB, Class B(3)	1,812	18,237
Bilia AB, Class A	2,195	20,396
BioArctic AB, Class B(3)(4)	1,352	27,319
BioGaia AB, Class B	2,424	21,640
Boliden AB	1,310	33,579
BoneSupport Holding AB(3)(4)	2,221	28,905

26
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Sweden (continued)
Camurus AB(3)	1,249	$ 37,434
Catena AB(1)	932	30,874
Cibus Nordic Real Estate AB(1)	2,069	19,417
Dios Fastigheter AB	3,475	18,812
Elekta AB, Class B	5,121	34,883
Epiroc AB, Class A	2,897	47,727
Epiroc AB, Class B	1,712	23,772
Essity AB, Class B	11,138	253,967
Evolution AB(4)	1,309	116,639
Fabege AB(1)	7,085	52,862
Getinge AB, Class B	3,014	54,262
H & M Hennes & Mauritz AB, Class B(1)	4,833	64,930
Hemnet Group AB	2,581	44,829
Hexagon AB, Class B	13,262	108,080
Holmen AB, Class B	2,532	95,557
Hufvudstaden AB, Class A	2,401	25,598
Investor AB, Class B	3,101	56,925
Kindred Group PLC SDR	4,528	37,070
L E Lundbergforetagen AB, Class B	1,263	51,581
Millicom International Cellular S.A., SDR(3)	3,136	49,273
Mycronic AB	4,445	97,376
Note AB(3)	3,097	40,595
Nyfosa AB(1)	5,192	25,125
Oatly Group AB ADR(1)(3)	91,500	44,414
Orron Energy AB(1)(3)	4,713	2,944
Pandox AB, Class B	1,960	19,292
Paradox Interactive AB	1,527	29,045
Platzer Fastigheter Holding AB, Class B	3,149	16,536
Polestar Automotive Holding U.K. PLC, Class A ADR(1)(3)	6,400	12,864
Skandinaviska Enskilda Banken AB, Class A	7,648	85,348
Skanska AB, Class B	1,238	18,587
SKF AB, Class B	2,466	39,980
Spotify Technology S.A.(3)	1,019	167,891
Stillfront Group AB(3)	16,614	17,198
Svenska Cellulosa AB SCA, Class B	9,048	124,152
Swedbank AB, Class A	4,828	79,292
Swedish Orphan Biovitrum AB(3)	3,003	61,778
Telefonaktiebolaget LM Ericsson, Class B	11,872	53,183
Tethys Oil AB(3)	4,284	21,912
Trelleborg AB, Class B	1,004	25,390
Volvo AB, Class B	3,769	74,684
Wihlborgs Fastigheter AB	6,283	40,727
		$ 2,685,713
Switzerland — 8.6%
ABB, Ltd.	5,264	$ 176,858
Security	Shares	Value
Switzerland (continued)
ALSO Holding AG	245	$ 62,497
Baloise Holding AG	396	56,860
Banque Cantonale Vaudoise(1)	570	64,430
BKW AG	330	55,476
Cembra Money Bank AG	670	46,197
Cie Financiere Richemont S.A., Class A	5,772	680,954
Clariant AG	8,755	124,390
DKSH Holding AG	773	47,335
Flughafen Zurich AG	295	55,124
Forbo Holding AG	26	28,674
Galenica AG(4)	858	64,821
Givaudan S.A.	88	292,910
Helvetia Holding AG(1)	425	57,134
Holcim AG	5,395	333,561
Intershop Holding AG	78	51,755
Kuehne & Nagel International AG	464	125,124
Landis & Gyr Group AG	1,111	82,427
LEM Holding S.A.	13	26,322
Logitech International S.A.	2,732	215,039
Meyer Burger Technology AG(1)(3)	49,710	13,318
Nestle S.A.	6,891	743,117
Novartis AG	3,416	319,805
PSP Swiss Property AG	379	46,632
Roche Holding AG PC	1,250	322,137
Sandoz Group AG(3)	860	22,359
Schindler Holding AG	320	62,381
Schindler Holding AG PC	353	71,420
SGS S.A.	900	73,504
Stadler Rail AG	1,511	51,124
Swatch Group AG (The), Bearer Shares	279	71,417
Swiss Life Holding AG	172	110,472
Swiss Prime Site AG	1,669	155,130
Swiss Re AG	1,223	133,628
Swisscom AG	366	219,303
Zurich Insurance Group AG	617	293,070
		$ 5,356,705
United Kingdom — 8.6%
Admiral Group PLC	1,759	$ 52,265
Airtel Africa PLC(4)	64,844	89,325
Assura PLC	41,543	20,693
AstraZeneca PLC	3,884	486,291
Aviva PLC	12,379	59,958
B&M European Value Retail S.A.	4,833	31,114
BAE Systems PLC	5,635	75,770
Berkeley Group Holdings PLC	509	25,021

27
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
United Kingdom (continued)
Big Yellow Group PLC	5,278	$ 61,384
British American Tobacco PLC	4,267	127,466
British Land Co. PLC (The)	7,798	28,270
BT Group PLC	43,183	59,309
Bunzl PLC	1,400	49,947
Burberry Group PLC	3,492	71,970
Compass Group PLC	7,473	188,404
Computacenter PLC	1,269	39,691
Darktrace PLC(3)	8,597	36,685
Derwent London PLC	1,158	25,735
Direct Line Insurance Group PLC(3)	9,041	16,669
FDM Group Holdings PLC	2,454	13,019
Fresnillo PLC	3,353	22,568
Glencore PLC	46,127	244,327
Grainger PLC	16,347	45,244
Great Portland Estates PLC	3,877	18,406
HSBC Holdings PLC	24,537	177,167
Imperial Brands PLC	3,571	76,077
Informa PLC	15,828	137,141
Intertek Group PLC	919	42,801
Land Securities Group PLC	14,692	101,841
London Stock Exchange Group PLC	865	87,274
LXi REIT PLC(2)	54,470	56,927
Manchester United PLC, Class A(1)(3)	4,400	78,892
National Grid PLC	27,610	329,193
NCC Group PLC	21,199	27,512
Next PLC	1,020	85,519
Pearson PLC	7,487	86,667
Phoenix Group Holdings PLC	5,262	29,067
Primary Health Properties PLC	13,321	14,555
QinetiQ Group PLC	8,311	33,504
Reckitt Benckiser Group PLC	1,615	108,055
RELX PLC	4,013	140,165
Rentokil Initial PLC	8,784	44,732
Rio Tinto PLC	3,810	243,080
Rolls-Royce Holdings PLC(3)	27,107	71,352
Sage Group PLC (The)	15,349	181,330
Severn Trent PLC	5,650	182,541
Shaftesbury Capital PLC	57,908	73,410
Shell PLC	14,923	480,921
Smiths Group PLC	2,292	44,959
Spectris PLC	1,446	54,640
Spirent Communications PLC	11,297	13,385
Standard Chartered PLC	7,613	58,371
Supermarket Income REIT PLC	58,122	51,317
Unilever PLC	4,105	194,415
Security	Shares	Value
United Kingdom (continued)
Vodafone Group PLC	147,595	$ 135,867
Whitbread PLC	806	32,682
		$ 5,364,890
Total Common Stocks (identified cost $60,507,263)		$62,263,110

Preferred Stocks — 0.0%(5)
Security	Shares	Value
Italy — 0.0%(5)
Danieli & C Officine Meccaniche SpA, 1.574%	1,102	$ 22,267
Total Preferred Stocks (identified cost $20,107)		$ 22,267

Short-Term Investments — 3.6%
Affiliated Fund — 0.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(6)	25,783	$ 25,783
Total Affiliated Fund (identified cost $25,783)		$ 25,783

Securities Lending Collateral — 3.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(7)	2,204,773	$ 2,204,773
Total Securities Lending Collateral (identified cost $2,204,773)		$ 2,204,773
Total Short-Term Investments (identified cost $2,230,556)		$ 2,230,556

Total Investments — 103.1% (identified cost $62,757,926)	$64,515,933
Other Assets, Less Liabilities — (3.1)%	$ (1,940,136)
Net Assets — 100.0%	$62,575,797

28
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Portfolio of Investments — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of this security was on loan at October 31, 2023. The aggregate market value of securities on loan at October 31, 2023 was $3,769,096.
(2)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $318,064 or 0.5% of the Portfolio's net assets.
(3)	Non-income producing security.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $1,669,075 or 2.7% of the Portfolio's net assets.
(5)	Amount is less than 0.05%.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(7)	Represents investment of cash collateral received in connection with securities lending.
Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value
Financials	11.5%	$7,223,216
Industrials	10.8	6,762,040
Consumer Discretionary	10.3	6,438,153
Consumer Staples	10.1	6,343,198
Health Care	9.9	6,212,742
Materials	9.4	5,883,643
Communication Services	9.0	5,625,527
Information Technology	8.4	5,266,137
Utilities	7.4	4,642,061
Real Estate	7.3	4,540,748
Energy	5.4	3,347,912
Short-Term Investments	3.6	2,230,556
Total Investments	103.1%	$64,515,933
Abbreviations:
ADR	– American Depositary Receipt
CDI	– CHESS Depositary Interest
GDR	– Global Depositary Receipt
PC	– Participation Certificate
PFC Shares	– Preference Shares
SDR	– Swedish Depositary Receipt
29
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $62,732,143) — including $3,769,096 of securities on loan	$ 64,490,150
Affiliated investments, at value (identified cost $25,783)	25,783
Foreign currency, at value (identified cost $27,460)	27,464
Interest and dividends receivable	114,134
Dividends receivable from affiliated investments	399
Securities lending income receivable	1,826
Tax reclaims receivable	232,062
Trustees' deferred compensation plan	38,620
Total assets	$64,930,438
Liabilities
Collateral for securities loaned	$ 2,204,773
Payable for investments purchased	1,683
Payable to affiliates:
Investment adviser fee	26,991
Trustees' fees	411
Trustees' deferred compensation plan	38,620
Accrued expenses	82,163
Total liabilities	$ 2,354,641
Net Assets applicable to investors' interest in Portfolio	$62,575,797
30
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $322,492)	$ 2,247,867
Dividend income from affiliated investments	4,964
Securities lending income, net	56,319
Total investment income	$2,309,150
Expenses
Investment adviser fee	$ 333,253
Trustees’ fees and expenses	4,751
Custodian fee	73,311
Legal and accounting services	57,897
Miscellaneous	9,157
Total expenses	$ 478,369
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 138
Total expense reductions	$ 138
Net expenses	$ 478,231
Net investment income	$1,830,919
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $107)	$ 94,445
Investment transactions - affiliated investments	54,003
Foreign currency transactions	6,134
Net realized gain	$ 154,582
Change in unrealized appreciation (depreciation):
Investments	$ 5,593,098
Investments - affiliated investments	16,243
Foreign currency	12,936
Net change in unrealized appreciation (depreciation)	$5,622,277
Net realized and unrealized gain	$5,776,859
Net increase in net assets from operations	$7,607,778
31
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,830,919	$ 1,606,130
Net realized gain (loss)	154,582	(1,227,103)
Net change in unrealized appreciation (depreciation)	5,622,277	(20,060,081)
Net increase (decrease) in net assets from operations	$ 7,607,778	$(19,681,054)
Capital transactions:
Contributions	$ 4,123,770	$ 11,445,206
Withdrawals	(8,732,642)	(9,274,277)
Net increase (decrease) in net assets from capital transactions	$ (4,608,872)	$ 2,170,929
Net increase (decrease) in net assets	$ 2,998,906	$(17,510,125)
Net Assets
At beginning of year	$ 59,576,891	$ 77,087,016
At end of year	$62,575,797	$ 59,576,891
32
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.72% (1)	0.69% (1)	0.68%	0.69%	0.74%
Net investment income	2.75%	2.34%	2.31%	1.74%	2.53%
Portfolio Turnover	36%	22%	23%	10%	37%
Total Return	12.91%	(25.13)%	31.20%	(5.07)%	11.59%
Net assets, end of year (000’s omitted)	$62,576	$59,577	$77,087	$60,016	$71,054
(1)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
33
See Notes to Financial Statements.

Tax-Managed International Equity Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 54.3% and 45.7%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
34

Tax-Managed International Equity Portfolio
October 31, 2023
Notes to Financial Statements — continued

As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.500%
$1 billion but less than $2.5 billion	0.475%
$2.5 billion but less than $5 billion	0.455%
$5 billion and over	0.440%
For the year ended October 31, 2023, the investment adviser fee amounted to $333,253 or 0.50% of the Portfolio’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Parametric Portfolio Associates LLC (Parametric), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley.  The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $138 relating to the Portfolio's investment in the Liquidity Fund.
During the year ended October 31, 2023, BMR reimbursed the Portfolio $3,347 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $23,777,909 and $26,464,343, respectively, for the year ended October 31, 2023.
35

Tax-Managed International Equity Portfolio
October 31, 2023
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 63,431,168
Gross unrealized appreciation	$ 8,193,955
Gross unrealized depreciation	(7,109,190)
Net unrealized appreciation	$ 1,084,765
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
6  Securities Lending Agreement
The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.
At October 31, 2023, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $3,769,096 and $4,045,361, respectively. Collateral received was comprised of cash of $2,204,773 and U.S. government and/or agencies securities of $1,840,588. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$2,204,773	$ —	$ —	$ —	$2,204,773
36

Tax-Managed International Equity Portfolio
October 31, 2023
Notes to Financial Statements — continued

The carrying amount of the liability for collateral for securities loaned at October 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2023.
7  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in issuers and funds that may be deemed to be affiliated was $25,783, which represents 0.1% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Common Stocks
Mitsubishi UFJ Financial Group, Inc.	$136,519	$ —	$ (206,765)	$ 54,003	$ 16,243	$ —	$ —	—
Short-Term Investments
Liquidity Fund	161,268	5,062,187	(5,197,672)	—	—	25,783	4,964	25,783
Total				$54,003	$16,243	$25,783	$4,964
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Asia/Pacific	$ 567,010	$ 18,767,811	$ —	$ 19,334,821
Developed Europe	637,156	40,938,400	—	41,575,556
Developed Middle East	236,014	1,116,719	—	1,352,733
Total Common Stocks	$ 1,440,180	$ 60,822,930*	$ —	$62,263,110
Preferred Stocks	$ —	$ 22,267	$ —	$ 22,267
Short-Term Investments:
Affiliated Fund	25,783	—	—	25,783
Securities Lending Collateral	2,204,773	—	—	2,204,773
Total Investments	$ 3,670,736	$ 60,845,197	$ —	$64,515,933
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
37

Tax-Managed International Equity Portfolio
October 31, 2023
Notes to Financial Statements — continued

9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
38

Tax-Managed International Equity Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
39

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
40

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Parametric Tax-Managed International Equity Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed International Equity Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and
41

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), and the sub-advisory agreement between EVM and Parametric Portfolio Associates LLC (the “Sub-adviser”), an affiliate of the Advisers, with respect to the Fund, and the sub-advisory agreement between BMR and the Sub-adviser, with respect to the Portfolio, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”) and sub-advisory agreements for the Fund and the Portfolio (together, the “sub-advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements and sub-advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser and the Sub-adviser, respectively.
The Board considered each Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. Regarding each Adviser, the Board considered such Adviser’s responsibilities with respect to oversight of the Sub-adviser. The Board also considered each Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. With respect to the Sub-adviser, the Board considered the Sub-adviser’s experience in deploying quantitative-based investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement and the applicable sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
42

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
43

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
44

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
45

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President of the Trust	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
R. Kelly Williams, Jr. 1971	President of the Portfolio	Since 2023	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
46

Parametric
Tax-Managed International Equity Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.
47

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
48

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
49

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
50

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed International Equity Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Sub-Adviser of Parametric Tax-Managed International
Equity Fund and Tax-Managed International Equity Portfolio
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Investment Adviser and Administrator of Parametric Tax-Managed
International Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 260-0761
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
*FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

38    10.31.23

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Tax-Managed Multi-Cap Growth Fund

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended October 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening month of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for future rate hikes that could weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final three months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. In the final two days of the period, however, signs of a stock rally emerged as investors began to believe the Fed might have reached the end of its monetary tightening cycle.
For the period as a whole, however, U.S. equity performance was solid. The S&P 500® Index, a broad measure of U.S. stocks, returned 10.14%; the blue-chip Dow Jones Industrial Average® returned 3.17%; and the tech-heavy Nasdaq Composite Index returned 17.99%.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) returned 18.66% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 3000® Growth Index (the Index), which returned 17.32%.
Security selections overall in the Fund contributed to performance relative to the Index during the period. Selections in the consumer discretionary, communication services, and industrials sectors especially added to Index-relative returns. Selections in information technology, however, detracted.
On an individual stock basis, Meta Platforms, Inc. (Meta) -- the social media giant that includes Facebook, Instagram, Messenger, and WhatsApp -- was a leading contributor to Index-relative performance. Meta’s share price rose as investors responded positively to the company’s focus on efficiency and cost reduction during the period.
Not owning Tesla, Inc. -- an Index component -- also contributed to relative returns as the electric car maker reduced its prices in response to stiffer competition, and as earnings fell during the period.
The Fund’s position in Adobe, Inc. (Adobe), a developer of software for graphic design, contributed to Index-relative returns. Adobe’s share price rose as the public’s fascination with artificial intelligence, or AI, grew during the period.
In contrast, the Fund’s underweight exposure to NVIDIA Corp. (NVIDIA), a manufacturer of semiconductor chips, was the leading individual detractor from Index-relative returns during the period. NVIDIA’s share price rose alongside burgeoning interest in AI that drove demand for microchips higher.
Not owning Broadcom, Inc. (Broadcom) -- a developer of semiconductors used in the wireless, networking, server storage, and industrial markets -- also weighed on Index-relative performance. Broadcom’s share price rose during the period on strong demand for its microchips propelled by the AI trend. The Fund did own other semiconductor and software stocks with similar end-market exposures during the period.
Not owning Eli Lilly & Co. (Eli Lilly) -- a global pharmaceutical company specializing in diabetes, oncology, and immunology therapies -- detracted from Index-relative returns during the period. Eli Lilly’s share price began climbing in March 2023 and spiked in August after the company reported strong second-quarter earnings, driven in part by sales of its diabetes drug, Mounjaro.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Performance

Portfolio Manager(s) Douglas R. Rogers, CFA, CMT
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	18.66%	10.45%	10.43%
Class A with 5.25% Maximum Sales Charge	—	—	12.43	9.27	9.84
Class C at NAV	07/10/2000	07/10/2000	17.74	9.62	9.76
Class C with 1% Maximum Deferred Sales Charge	—	—	16.74	9.62	9.76

Russell 3000® Growth Index	—	—	17.32%	13.48%	13.27%
S&P 500® Index	—	—	10.14	11.00	11.17
% After-Tax Returns with Maximum Sales Charge[2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	06/30/2000	06/30/2000	18.66%	8.80%	9.59%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	11.04	7.38	8.15
Class C After Taxes on Distributions	07/10/2000	07/10/2000	16.74	9.06	9.49
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	9.91	7.69	8.09
% Total Annual Operating Expense Ratios[3]	Class A	Class C
	1.28%	2.03%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$25,397	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Microsoft Corp.	12.1%
Apple, Inc.	11.1
Amazon.com, Inc.	7.8
Alphabet, Inc., Class C	4.5
Visa, Inc., Class A	4.4
Alphabet, Inc., Class A	4.3
UnitedHealth Group, Inc.	3.9
Adobe, Inc.	3.6
Meta Platforms, Inc., Class A	3.0
Salesforce, Inc.	2.7
Total	57.4%

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
[1]	Excludes cash and cash equivalents.
4

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 3000® Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,043.60	$ 6.28	1.22%
Class C	$1,000.00	$1,039.40	$10.13	1.97%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.06	$ 6.21	1.22%
Class C	$1,000.00	$1,015.28	$10.01	1.97%
*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
6

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost $34,932,757)	$ 115,835,335
Receivable for Fund shares sold	96,919
Total assets	$115,932,254
Liabilities
Payable for Fund shares redeemed	$ 122,366
Payable to affiliates:
Administration fee	14,950
Distribution and service fees	28,965
Trustees' fees	42
Accrued expenses	59,022
Total liabilities	$ 225,345
Net Assets	$115,706,909
Sources of Net Assets
Paid-in capital	$ 45,494,736
Distributable earnings	70,212,173
Net Assets	$115,706,909
Class A Shares
Net Assets	$ 109,561,737
Shares Outstanding	2,544,343
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 43.06
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 45.45
Class C Shares
Net Assets	$ 6,145,172
Shares Outstanding	175,306
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 35.05
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
7
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $14,232)	$ 726,618
Securities lending income allocated from Portfolio, net	5,844
Expenses allocated from Portfolio	(790,695)
Total investment loss from Portfolio	$ (58,233)
Expenses
Administration fee	$ 167,427
Distribution and service fees:
Class A	261,487
Class C	70,231
Trustees’ fees and expenses	499
Custodian fee	18,485
Transfer and dividend disbursing agent fees	70,183
Legal and accounting services	16,079
Printing and postage	12,418
Registration fees	33,741
ReFlow liquidity program fees	7,283
Miscellaneous	9,150
Total expenses	$ 666,983
Net investment loss	$ (725,216)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ 1,378,349(1)
Net realized gain	$ 1,378,349
Change in unrealized appreciation (depreciation):
Investments	$ 17,903,267
Foreign currency	(6)
Net change in unrealized appreciation (depreciation)	$17,903,261
Net realized and unrealized gain	$19,281,610
Net increase in net assets from operations	$18,556,394
(1)	Includes $1,658,636 of net realized gains from redemptions in-kind.
8
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$ (725,216)	$ (1,022,992)
Net realized gain	1,378,349 (1)	655,566 (2)
Net change in unrealized appreciation (depreciation)	17,903,261	(39,125,248)
Net increase (decrease) in net assets from operations	$ 18,556,394	$ (39,492,674)
Distributions to shareholders:
Class A	$ —	$ (4,198,521)
Class C	—	(485,564)
Total distributions to shareholders	$ —	$ (4,684,085)
Transactions in shares of beneficial interest:
Class A	$ (1,019,437)	$ (2,928,925)
Class C	(2,418,354)	(2,142,964)
Net decrease in net assets from Fund share transactions	$ (3,437,791)	$ (5,071,889)
Net increase (decrease) in net assets	$ 15,118,603	$ (49,248,648)
Net Assets
At beginning of year	$ 100,588,306	$ 149,836,954
At end of year	$115,706,909	$100,588,306
(1)	Includes $1,658,636 of net realized gains from redemptions in-kind.
(2)	Includes $1,699,231 of net realized gains from redemptions in-kind.
9
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 36.290	$ 51.600	$ 39.630	$ 32.250	$ 29.220
Income (Loss) From Operations
Net investment loss(1)	$ (0.247)	$ (0.333)	$ (0.387)	$ (0.229)	$ (0.192)
Net realized and unrealized gain (loss)	7.017	(13.382)	13.730	8.361	3.849
Total income (loss) from operations	$ 6.770	$(13.715)	$ 13.343	$ 8.132	$ 3.657
Less Distributions
From net realized gain	$ —	$ (1.595)	$ (1.373)	$ (0.752)	$ (0.627)
Total distributions	$ —	$ (1.595)	$ (1.373)	$ (0.752)	$ (0.627)
Net asset value — End of year	$ 43.060	$ 36.290	$ 51.600	$ 39.630	$32.250
Total Return(2)	18.66%	(27.42)%	34.39%	25.65%	13.07%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$109,562	$ 93,206	$136,537	$101,649	$ 82,914
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.26% (4)	1.28% (4)	1.25%	1.28%	1.33%
Net investment loss	(0.60)%	(0.79)%	(0.83)%	(0.64)%	(0.63)%
Portfolio Turnover of the Portfolio	2%	0% (5)	13%	24%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(5)	Amount is less than 0.5%.
10
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 29.770	$ 42.920	$ 33.410	$ 27.510	$ 25.210
Income (Loss) From Operations
Net investment loss(1)	$ (0.445)	$ (0.538)	$ (0.607)	$ (0.418)	$ (0.353)
Net realized and unrealized gain (loss)	5.725	(11.017)	11.490	7.070	3.280
Total income (loss) from operations	$ 5.280	$(11.555)	$10.883	$ 6.652	$ 2.927
Less Distributions
From net realized gain	$ —	$ (1.595)	$ (1.373)	$ (0.752)	$ (0.627)
Total distributions	$ —	$ (1.595)	$ (1.373)	$ (0.752)	$ (0.627)
Net asset value — End of year	$35.050	$ 29.770	$42.920	$33.410	$27.510
Total Return(2)	17.74%	(27.95)%	33.40%	24.67%	12.24%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 6,145	$ 7,382	$ 13,300	$ 14,982	$ 14,216
Ratios (as a percentage of average daily net assets):(3)
Expenses	2.01% (4)	2.03% (4)	2.00%	2.03%	2.09%
Net investment loss	(1.34)%	(1.53)%	(1.57)%	(1.39)%	(1.37)%
Portfolio Turnover of the Portfolio	2%	0% (5)	13%	24%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(5)	Amount is less than 0.5%.
11
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (55.7% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
12

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Long-term capital gains	$ —	$4,684,085
During the year ended October 31, 2023, distributable earnings was decreased by $314,015 and paid-in capital was increased by $314,015 due to differences between book and tax accounting, primarily for net operating losses and redemptions in-kind. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (967,185)
Late year ordinary losses	(643,574)
Net unrealized appreciation	71,822,932
Distributable earnings	$70,212,173
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $967,185 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $967,185 are short-term.
Additionally, at October 31, 2023, the Fund had a late year ordinary loss of $643,574 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.600%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to
13

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Notes to Financial Statements — continued

render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2023, the administration fee amounted to $167,427.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $23,274 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $3,999 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $261,487 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $52,673 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $17,558 for Class C shares.
Distribution fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received less than $100 of CDSCs paid by each of Class A and Class C shareholders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $1,467,943 and $5,600,347, respectively. Decreases in the Fund's investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $3,445,829.
14

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class A shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	226,680	$ 9,130,028	236,476	$ 9,713,120
Issued to shareholders electing to receive payments of distributions in Fund shares	—	—	80,222	3,995,868
Redemptions	(250,401)	(10,149,465)	(394,902)	(16,637,913)
Net decrease	(23,721)	$ (1,019,437)	(78,204)	$ (2,928,925)
Class C
Sales	14,556	$ 482,415	21,295	$ 759,472
Issued to shareholders electing to receive payments of distributions in Fund shares	—	—	11,778	484,298
Redemptions	(87,232)	(2,900,769)	(94,992)	(3,386,734)
Net decrease	(72,676)	$ (2,418,354)	(61,919)	$ (2,142,964)
15

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
16

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $659,385, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
17

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Portfolio of Investments

Common Stocks — 99.6%
Security	Shares	Value
Biotechnology — 2.6%
Vertex Pharmaceuticals, Inc.(1)	15,175	$ 5,495,019
		$ 5,495,019
Broadline Retail — 7.8%
Amazon.com, Inc.(1)	122,446	$ 16,296,338
		$ 16,296,338
Building Products — 0.4%
Trex Co., Inc.(1)	15,892	$ 893,289
		$ 893,289
Capital Markets — 1.0%
S&P Global, Inc.	5,966	$ 2,083,984
		$ 2,083,984
Chemicals — 1.6%
Celanese Corp.	4,789	$ 548,388
Ecolab, Inc.	7,531	1,263,250
Sherwin-Williams Co. (The)	6,570	1,565,040
		$ 3,376,678
Commercial Services & Supplies — 2.0%
Copart, Inc.(1)	49,420	$ 2,150,758
Veralto Corp.(1)	1	69
Waste Connections, Inc.	16,156	2,092,202
		$ 4,243,029
Consumer Staples Distribution & Retail — 1.6%
Performance Food Group Co.(1)	58,516	$ 3,379,884
		$ 3,379,884
Electrical Equipment — 2.3%
AMETEK, Inc.	34,300	$ 4,828,411
		$ 4,828,411
Entertainment — 1.0%
Electronic Arts, Inc.	7,649	$ 946,870
Walt Disney Co. (The)(1)	12,454	1,016,122
		$ 1,962,992
Security	Shares	Value
Financial Services — 5.5%
Fiserv, Inc.(1)	13,974	$ 1,589,543
Shift4 Payments, Inc., Class A(1)	13,838	616,068
Visa, Inc., Class A	38,845	9,132,459
		$ 11,338,070
Food Products — 1.1%
Mondelez International, Inc., Class A	35,144	$ 2,326,884
		$ 2,326,884
Ground Transportation — 3.0%
J.B. Hunt Transport Services, Inc.	14,100	$ 2,423,367
Norfolk Southern Corp.	8,734	1,666,360
Uber Technologies, Inc.(1)	47,387	2,050,909
		$ 6,140,636
Health Care Equipment & Supplies — 2.7%
Intuitive Surgical, Inc.(1)	8,574	$ 2,248,274
Stryker Corp.	12,668	3,423,147
		$ 5,671,421
Health Care Providers & Services — 4.1%
R1 RCM, Inc.(1)	36,738	$ 433,141
UnitedHealth Group, Inc.	15,062	8,066,605
		$ 8,499,746
Hotels, Restaurants & Leisure — 1.5%
Booking Holdings, Inc.(1)	735	$ 2,050,327
Starbucks Corp.	12,443	1,147,742
		$ 3,198,069
Interactive Media & Services — 11.8%
Alphabet, Inc., Class A(1)	71,981	$ 8,931,403
Alphabet, Inc., Class C(1)	74,560	9,342,368
Meta Platforms, Inc., Class A(1)	20,515	6,180,554
		$ 24,454,325
IT Services — 4.7%
Accenture PLC, Class A	18,307	$ 5,438,827
GoDaddy, Inc., Class A(1)	44,180	3,235,301
Okta, Inc.(1)	15,035	1,013,509
		$ 9,687,637
Life Sciences Tools & Services — 1.1%
Danaher Corp.	11,868	$ 2,278,893
		$ 2,278,893

18
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Personal Care Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	10,679	$ 1,376,203
		$ 1,376,203
Pharmaceuticals — 2.0%
Zoetis, Inc.	26,003	$ 4,082,471
		$ 4,082,471
Semiconductors & Semiconductor Equipment — 2.8%
Monolithic Power Systems, Inc.	8,854	$ 3,911,166
NVIDIA Corp.	4,678	1,907,688
		$ 5,818,854
Software — 20.1%
Adobe, Inc.(1)	14,102	$ 7,503,110
Altair Engineering, Inc., Class A(1)	7,902	490,872
Intuit, Inc.	6,414	3,174,609
Microsoft Corp.	74,352	25,139,155
Salesforce, Inc.(1)	27,530	5,528,850
		$ 41,836,596
Specialty Retail — 1.9%
TJX Cos., Inc. (The)	44,664	$ 3,933,559
		$ 3,933,559
Technology Hardware, Storage & Peripherals — 11.1%
Apple, Inc.	134,541	$ 22,975,567
		$ 22,975,567
Textiles, Apparel & Luxury Goods — 3.4%
Lululemon Athletica, Inc.(1)	13,063	$ 5,140,030
NIKE, Inc., Class B	19,321	1,985,619
		$ 7,125,649
Trading Companies & Distributors — 1.8%
United Rentals, Inc.	9,152	$ 3,718,183
		$ 3,718,183
Total Common Stocks (identified cost $67,848,594)		$207,022,387

Short-Term Investments — 0.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(2)	957,927	$ 957,927
Total Short-Term Investments (identified cost $957,927)		$ 957,927
Total Investments — 100.1% (identified cost $68,806,521)		$207,980,314
Other Assets, Less Liabilities — (0.1)%		$ (153,403)
Net Assets — 100.0%		$207,826,911
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.

19
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $67,848,594)	$ 207,022,387
Affiliated investments, at value (identified cost $957,927)	957,927
Dividends receivable	30,815
Dividends receivable from affiliated investments	6,374
Securities lending income receivable	5,833
Tax reclaims receivable	1,226
Trustees' deferred compensation plan	37,249
Total assets	$208,061,811
Liabilities
Payable to affiliates:
Investment adviser fee	$ 116,284
Trustees' fees	1,195
Trustees' deferred compensation plan	37,249
Accrued expenses	80,172
Total liabilities	$ 234,900
Net Assets applicable to investors' interest in Portfolio	$207,826,911
20
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $25,402)	$ 1,171,271
Dividend income from affiliated investments	124,258
Securities lending income, net	10,476
Total investment income	$ 1,306,005
Expenses
Investment adviser fee	$ 1,295,731
Trustees’ fees and expenses	13,147
Custodian fee	50,985
Legal and accounting services	43,579
Miscellaneous	11,579
Total expenses	$ 1,415,021
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 4,074
Total expense reductions	$ 4,074
Net expenses	$ 1,410,947
Net investment loss	$ (104,942)
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 2,460,551(1)
Net realized gain	$ 2,460,551
Change in unrealized appreciation (depreciation):
Investments	$ 31,766,012
Foreign currency	(11)
Net change in unrealized appreciation (depreciation)	$31,766,001
Net realized and unrealized gain	$34,226,552
Net increase in net assets from operations	$34,121,610
(1)	Includes $2,960,554 of net realized gains from redemptions in-kind.
21
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment loss	$ (104,942)	$ (486,478)
Net realized gain	2,460,551 (1)	1,183,064 (2)
Net change in unrealized appreciation (depreciation)	31,766,001	(69,092,945)
Net increase (decrease) in net assets from operations	$ 34,121,610	$ (68,396,359)
Capital transactions:
Contributions	$ 4,277,854	$ 3,854,719
Withdrawals	(9,546,515)	(18,838,502)
Net decrease in net assets from capital transactions	$ (5,268,661)	$ (14,983,783)
Net increase (decrease) in net assets	$ 28,852,949	$ (83,380,142)
Net Assets
At beginning of year	$ 178,973,962	$ 262,354,104
At end of year	$207,826,911	$178,973,962
(1)	Includes $2,960,554 of net realized gains from redemptions in-kind.
(2)	Includes $3,009,242 of net realized gains from redemptions in-kind.
22
See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.71% (1)	0.72% (1)	0.70%	0.71%	0.72%
Net investment loss	(0.05)%	(0.23)%	(0.28)%	(0.08)%	(0.01)%
Portfolio Turnover	2%	0% (2)	13%	24%	18%
Total Return	19.30%	(27.00)%	35.12%	26.36%	13.76%
Net assets, end of year (000’s omitted)	$207,827	$178,974	$262,354	$200,795	$167,562
(1)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(2)	Amount is less than 0.5%.
23

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 55.7% and 44.3%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
24

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Notes to Financial Statements — continued

As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.600%
For the year ended October 31, 2023, the investment adviser fee amounted to $1,295,731 or 0.65% of the Portfolio’s average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $4,074 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $4,411,345 and $3,842,116, respectively, for the year ended October 31, 2023. In-kind sales for the year ended October 31, 2023 aggregated $3,445,829.
25

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 68,931,672
Gross unrealized appreciation	$ 140,101,638
Gross unrealized depreciation	(1,052,996)
Net unrealized appreciation	$139,048,642
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
6  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $957,927, which represents 0.5% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$1,264,568	$7,870,832	$(8,177,473)	$ —	$ —	$957,927	$124,258	957,927
7  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
26

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Notes to Financial Statements — continued

At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 207,022,387*	$ —	$ —	$ 207,022,387
Short-Term Investments	957,927	—	—	957,927
Total Investments	$ 207,980,314	$ —	$ —	$207,980,314
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
27

Tax-Managed Multi-Cap Growth Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
28

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
29

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
30

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research capabilities and also draws upon independent research available from third-party sources. The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisoryand related services are reasonable.
31

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
32

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
33

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
34

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President of the Trust	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
R. Kelly Williams, Jr. 1971	President of the Portfolio	Since 2023	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
35

Eaton Vance
Tax-Managed Multi-Cap Growth Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
36

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
37

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
38

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
39

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Tax-Managed Multi-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824    10.31.23

Eaton Vance
Tax-Managed Small-Cap Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Tax-Managed Small-Cap Fund

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended October 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening month of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for future rate hikes that could weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final three months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. In the final two days of the period, however, signs of a stock rally emerged as investors began to believe the Fed might have reached the end of its monetary tightening cycle.
For the period as a whole, however, U.S. equity performance was solid. The S&P 500® Index, a broad measure of U.S. stocks, returned 10.14%; the blue-chip Dow Jones Industrial Average® returned 3.17%; and the tech-heavy Nasdaq Composite Index returned 17.99%.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) returned -7.62% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 2000® Index, (the Index), which returned -8.56%.
Security selections, especially in the industrials and information technology sectors, contributed most to relative returns during the period. Selections in the consumer staples, real estate, and materials sectors also contributed. Although sector allocations overall detracted, an overweight exposure to the industrials sector benefited Index-relative performance.
In contrast, the Fund’s underweight exposure to the energy sector was the leading detractor from Index-relative returns during the period. An overweight exposure to the financials sector also weighed on performance relative to the Index. Security selections in the financials, consumer discretionary, and health care sectors further detracted from Index-relative returns.
On an individual stock basis, AZEK Co., Inc. (AZEK), a manufacturer of residential and commercial building products, was a leading contributor to relative returns during the period. AZEK’s share price rose on improved housing industry trends and better-than-expected demand for its products.
The share price of Chemed Corp., a diversified provider of hospice care and plumbing services, rose after the company announced third-quarter earnings that exceeded expectations.
Core & Main, Inc. (Core & Main) is a distributor of water, wastewater, storm drainage, and fire protection infrastructure products. Core & Main’s share price rose after the company reported double-digit sales growth for its 2022 fourth quarter. The company’s strong fiscal year resulted from several business acquisitions, and Core & Main’s ability to raise prices during the period due to its competitive market strength.
On the negative side, Agiliti, Inc. (Agiliti), which rents medical equipment to health care providers, detracted from relative performance during the period. Agiliti’s share price dropped after the company reduced its earnings projections. Agiliti’s profitable peak-need rental business declined as health care activity normalized after the pandemic.
The share price of Commerce Bancshares, Inc., a midwestern regional bank, also fell along with other peers in the banking sector as bond yields rose during the period.
The share price of Premier, Inc., a health care acquisition company, fell after Premier announced layoffs, and projected lower-than-expected revenue and earnings for its 2023 fiscal year.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Performance

Portfolio Manager(s) J. Griffith Noble, CFA and Michael D. McLean, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/25/1997	09/25/1997	(7.62)%	4.47%	6.26%
Class A with 5.25% Maximum Sales Charge	—	—	(12.48)	3.35	5.69
Class C at NAV	09/29/1997	09/25/1997	(8.31)	3.70	5.63
Class C with 1% Maximum Deferred Sales Charge	—	—	(9.20)	3.70	5.63
Class I at NAV	10/01/2009	09/25/1997	(7.40)	4.74	6.53

Russell 2000® Index	—	—	(8.56)%	3.31%	5.63%
% After-Tax Returns with Maximum Sales Charge[2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	09/25/1997	09/25/1997	(8.13)%	2.31%	4.55%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	(3.94)	2.73	4.47
Class C After Taxes on Distributions	09/29/1997	09/25/1997	(8.95)	2.44	4.31
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	(4.19)	3.08	4.41
Class I After Taxes on Distributions	10/01/2009	09/25/1997	(7.94)	3.67	5.38
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	(3.77)	3.82	5.17
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.15%	1.90%	0.90%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of  the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$17,291	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,882,767	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Chemed Corp.	3.5%
CBIZ, Inc.	3.3
Wyndham Hotels & Resorts, Inc.	2.9
Core & Main, Inc., Class A	2.7
AptarGroup, Inc.	2.7
Valvoline, Inc.	2.7
Essential Properties Realty Trust, Inc.	2.6
White Mountains Insurance Group, Ltd.	2.6
ONE Gas, Inc.	2.3
U.S. Physical Therapy, Inc.	2.3
Total	27.6%

Footnotes:
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[1]	Excludes cash and cash equivalents.
4

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 883.50	$5.32	1.12%
Class C	$1,000.00	$ 880.40	$8.86	1.87%
Class I	$1,000.00	$ 885.00	$4.13	0.87%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.56	$5.70	1.12%
Class C	$1,000.00	$1,015.78	$9.50	1.87%
Class I	$1,000.00	$1,020.82	$4.43	0.87%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
6

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost $98,129,799)	$ 105,981,339
Receivable for Fund shares sold	120,203
Total assets	$106,101,542
Liabilities
Payable for Fund shares redeemed	$ 21,498
Payable to affiliates:
Distribution and service fees	18,790
Trustees' fees	42
Accrued expenses	73,975
Total liabilities	$ 114,305
Net Assets	$105,987,237
Sources of Net Assets
Paid-in capital	$ 101,945,470
Distributable earnings	4,041,767
Net Assets	$105,987,237
Class A Shares
Net Assets	$ 76,963,209
Shares Outstanding	3,065,738
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 25.10
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 26.49
Class C Shares
Net Assets	$ 2,073,149
Shares Outstanding	111,773
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 18.55
Class I Shares
Net Assets	$ 26,950,879
Shares Outstanding	1,033,425
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 26.08
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
7
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio	$ 1,593,522
Expenses allocated from Portfolio	(818,349)
Total investment income from Portfolio	$ 775,173
Expenses
Distribution and service fees:
Class A	$ 221,122
Class C	24,659
Trustees’ fees and expenses	500
Custodian fee	18,484
Transfer and dividend disbursing agent fees	117,923
Legal and accounting services	21,915
Printing and postage	16,066
Registration fees	46,360
ReFlow liquidity program fees	10,377
Miscellaneous	11,434
Total expenses	$ 488,840
Net investment income	$ 286,333
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ 4,093,315(1)
Net realized gain	$ 4,093,315
Change in unrealized appreciation (depreciation):
Investments	$ (13,045,673)
Net change in unrealized appreciation (depreciation)	$(13,045,673)
Net realized and unrealized loss	$ (8,952,358)
Net decrease in net assets from operations	$ (8,666,025)
(1)	Includes $2,379,832 of net realized gains from redemptions in-kind.
8
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income (loss)	$ 286,333	$ (12,864)
Net realized gain	4,093,315 (1)	5,996,029 (2)
Net change in unrealized appreciation (depreciation)	(13,045,673)	(23,823,045)
Net decrease in net assets from operations	$ (8,666,025)	$ (17,839,880)
Distributions to shareholders:
Class A	$ (2,335,309)	$ (8,360,876)
Class C	(83,428)	(312,679)
Class I	(759,585)	(2,381,714)
Total distributions to shareholders	$ (3,178,322)	$ (11,055,269)
Transactions in shares of beneficial interest:
Class A	$ (2,786,288)	$ 2,875,658
Class C	(235,003)	49,659
Class I	2,556,539	3,524,878
Net increase (decrease) in net assets from Fund share transactions	$ (464,752)	$ 6,450,195
Net decrease in net assets	$ (12,309,099)	$ (22,444,954)
Net Assets
At beginning of year	$ 118,296,336	$ 140,741,290
At end of year	$105,987,237	$118,296,336
(1)	Includes $2,379,832 of net realized gains from redemptions in-kind.
(2)	Includes $3,413,071 of net realized gains from redemptions in-kind.
9
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 27.940	$ 34.810	$ 24.520	$ 26.960	$ 25.910
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.056	$ (0.014)	$ (0.052)	$ 0.016	$ (0.001)
Net realized and unrealized gain (loss)	(2.146)	(4.121)	10.369	(0.739)	2.765
Total income (loss) from operations	$ (2.090)	$ (4.135)	$ 10.317	$ (0.723)	$ 2.764
Less Distributions
From net investment income	$ (0.041)	$ (0.025)	$ (0.027)	$ —	$ (0.032)
From net realized gain	(0.709)	(2.710)	—	(1.717)	(1.682)
Total distributions	$ (0.750)	$ (2.735)	$ (0.027)	$ (1.717)	$ (1.714)
Net asset value — End of year	$25.100	$27.940	$ 34.810	$24.520	$26.960
Total Return(2)	(7.62)%	(12.82)%	42.10%	(3.09)%	12.26%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 76,963	$ 88,303	$107,257	$ 78,430	$ 89,352
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.14% (4)	1.15% (4)	1.11%	1.17%	1.20%
Net investment income (loss)	0.20%	(0.05)%	(0.16)%	0.06%	(0.01)%
Portfolio Turnover of the Portfolio	38%	43%	40%	44%	51%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
10
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 20.960	$ 26.780	$ 18.990	$ 21.410	$ 21.070
Income (Loss) From Operations
Net investment loss(1)	$ (0.115)	$ (0.177)	$ (0.215)	$ (0.126)	$ (0.111)
Net realized and unrealized gain (loss)	(1.586)	(3.100)	8.005	(0.577)	2.133
Total income (loss) from operations	$ (1.701)	$ (3.277)	$ 7.790	$ (0.703)	$ 2.022
Less Distributions
From net realized gain	$ (0.709)	$ (2.543)	$ —	$ (1.717)	$ (1.682)
Total distributions	$ (0.709)	$ (2.543)	$ —	$ (1.717)	$ (1.682)
Net asset value — End of year	$18.550	$20.960	$26.780	$18.990	$21.410
Total Return(2)	(8.31)%	(13.43)%	41.02%	(3.86)%	11.45%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 2,073	$ 2,574	$ 3,236	$ 3,565	$ 5,675
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.89% (4)	1.90% (4)	1.86%	1.92%	1.95%
Net investment loss	(0.55)%	(0.79)%	(0.87)%	(0.66)%	(0.55)%
Portfolio Turnover of the Portfolio	38%	43%	40%	44%	51%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
11
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 29.010	$ 36.020	$ 25.370	$ 27.770	$ 26.650
Income (Loss) From Operations
Net investment income(1)	$ 0.128	$ 0.059	$ 0.027	$ 0.081	$ 0.071
Net realized and unrealized gain (loss)	(2.232)	(4.251)	10.714	(0.764)	2.833
Total income (loss) from operations	$ (2.104)	$ (4.192)	$10.741	$ (0.683)	$ 2.904
Less Distributions
From net investment income	$ (0.117)	$ (0.108)	$ (0.091)	$ —	$ (0.102)
From net realized gain	(0.709)	(2.710)	—	(1.717)	(1.682)
Total distributions	$ (0.826)	$ (2.818)	$ (0.091)	$ (1.717)	$ (1.784)
Net asset value — End of year	$26.080	$29.010	$36.020	$25.370	$27.770
Total Return(2)	(7.40)%	(12.56)%	42.46%	(2.89)%	12.52%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 26,951	$ 27,419	$ 30,248	$ 20,346	$ 24,763
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.89% (4)	0.90% (4)	0.86%	0.92%	0.95%
Net investment income	0.44%	0.19%	0.08%	0.32%	0.27%
Portfolio Turnover of the Portfolio	38%	43%	40%	44%	51%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
12
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (65.5% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
13

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$ 234,551	$1,966,083
Long-term capital gains	$2,943,771	$9,089,186
During the year ended October 31, 2023, distributable earnings was decreased by $3,784,326 and paid-in capital was increased by $3,784,326 due to differences between book and tax accounting for redemptions in-kind and the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 1,541,807
Net unrealized appreciation	2,499,960
Distributable earnings	$4,041,767
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6250%
$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion and over	0.4375%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $39,283 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $3,362 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
14

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $221,122 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $18,494 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $6,165 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $3,393,890 and $7,644,350, respectively. Decreases in the Fund's investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $5,020,145.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	73,010	$ 2,062,811	81,221	$ 2,443,616
Issued to shareholders electing to receive payments of distributions in Fund shares	82,542	2,187,359	245,909	7,810,082
Redemptions	(249,931)	(7,036,458)	(248,566)	(7,378,040)
Net increase (decrease)	(94,379)	$ (2,786,288)	78,564	$ 2,875,658
15

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Notes to Financial Statements — continued

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class C
Sales	10,417	$ 212,806	18,563	$ 424,160
Issued to shareholders electing to receive payments of distributions in Fund shares	4,235	83,420	12,995	311,624
Redemptions	(25,719)	(531,229)	(29,551)	(686,125)
Net increase (decrease)	(11,067)	$ (235,003)	2,007	$ 49,659
Class I
Sales	437,764	$ 12,709,225	638,523	$ 19,988,523
Issued to shareholders electing to receive payments of distributions in Fund shares	26,395	725,071	70,535	2,320,590
Redemptions	(376,018)	(10,877,757)	(603,427)	(18,784,235)
Net increase	88,141	$ 2,556,539	105,631	$ 3,524,878
16

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
17

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $1,107,995, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2023, $1,696,454 or, if subsequently determined to be different, the net capital gain of such year.
18

Tax-Managed Small-Cap Portfolio
October 31, 2023
Portfolio of Investments

Common Stocks — 99.0%
Security	Shares	Value
Aerospace & Defense — 2.8%
Hexcel Corp.	16,646	$ 1,030,720
Woodward, Inc.	27,453	3,423,389
		$ 4,454,109
Automobile Components — 3.6%
Atmus Filtration Technologies, Inc.(1)	43,182	$ 810,094
Dorman Products, Inc.(1)	58,024	3,607,933
Visteon Corp.(1)	12,376	1,424,849
		$ 5,842,876
Automobiles — 0.7%
Harley-Davidson, Inc.	39,525	$ 1,061,246
		$ 1,061,246
Banks — 4.4%
Commerce Bancshares, Inc.	61,613	$ 2,702,346
Community Bank System, Inc.	22,549	900,833
SouthState Corp.	37,538	2,481,262
Stock Yards Bancorp, Inc.	25,477	996,405
		$ 7,080,846
Building Products — 5.9%
AAON, Inc.	44,949	$ 2,448,822
AZEK Co., Inc. (The), Class A(1)	108,752	2,849,302
CSW Industrials, Inc.	16,112	2,856,013
Hayward Holdings, Inc.(1)	77,843	817,352
Janus International Group, Inc.(1)	59,625	558,090
		$ 9,529,579
Capital Markets — 2.6%
Cohen & Steers, Inc.	40,159	$ 2,097,906
Stifel Financial Corp.	35,954	2,049,378
		$ 4,147,284
Chemicals — 1.6%
Quaker Chemical Corp.	18,227	$ 2,619,584
		$ 2,619,584
Commercial Services & Supplies — 1.1%
Rentokil Initial PLC ADR	67,736	$ 1,733,364
		$ 1,733,364
Security	Shares	Value
Consumer Staples Distribution & Retail — 4.1%
Casey's General Stores, Inc.	11,178	$ 3,039,410
Chefs' Warehouse, Inc. (The)(1)	35,174	669,361
Performance Food Group Co.(1)	51,067	2,949,630
		$ 6,658,401
Containers & Packaging — 2.7%
AptarGroup, Inc.	35,953	$ 4,395,973
		$ 4,395,973
Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc.(1)	10,879	$ 805,699
		$ 805,699
Diversified REITs — 2.6%
Essential Properties Realty Trust, Inc.	194,237	$ 4,263,502
		$ 4,263,502
Electric Utilities — 1.3%
IDACORP, Inc.	22,219	$ 2,104,362
		$ 2,104,362
Financial Services — 1.1%
Euronet Worldwide, Inc.(1)	22,664	$ 1,741,502
		$ 1,741,502
Food Products — 2.3%
J&J Snack Foods Corp.	13,818	$ 2,164,037
Lancaster Colony Corp.	4,689	793,238
Simply Good Foods Co. (The)(1)	20,626	769,144
		$ 3,726,419
Gas Utilities — 2.3%
ONE Gas, Inc.	62,703	$ 3,787,261
		$ 3,787,261
Ground Transportation — 1.5%
Landstar System, Inc.	14,840	$ 2,445,335
		$ 2,445,335
Health Care Equipment & Supplies — 5.1%
Envista Holdings Corp.(1)	105,996	$ 2,466,527
ICU Medical, Inc.(1)	7,870	771,732
Integer Holdings Corp.(1)	21,521	1,746,860

19
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Integra LifeSciences Holdings Corp.(1)	19,673	$ 707,441
Neogen Corp.(1)	176,677	2,630,720
		$ 8,323,280
Health Care Providers & Services — 9.6%
Addus HomeCare Corp.(1)	12,975	$ 1,023,727
Agiliti, Inc.(1)	62,037	349,268
Chemed Corp.	9,941	5,593,304
Option Care Health, Inc.(1)	66,117	1,833,424
Premier, Inc., Class A	33,499	643,851
R1 RCM, Inc.(1)	208,878	2,462,672
U.S. Physical Therapy, Inc.	43,652	3,671,570
		$ 15,577,816
Hotels, Restaurants & Leisure — 4.2%
Papa John's International, Inc.	15,568	$ 1,012,231
Texas Roadhouse, Inc.	10,134	1,029,007
Wyndham Hotels & Resorts, Inc.	65,602	4,749,585
		$ 6,790,823
Industrial REITs — 4.3%
EastGroup Properties, Inc.	22,005	$ 3,592,316
Rexford Industrial Realty, Inc.	28,203	1,219,498
Terreno Realty Corp.	40,692	2,168,070
		$ 6,979,884
Insurance — 9.0%
AMERISAFE, Inc.	28,060	$ 1,430,218
RLI Corp.	23,812	3,172,711
Ryan Specialty Holdings, Inc.(1)	55,838	2,412,201
Selective Insurance Group, Inc.	33,135	3,449,685
White Mountains Insurance Group, Ltd.	2,897	4,144,883
		$ 14,609,698
Leisure Products — 0.6%
Brunswick Corp.	13,719	$ 953,059
		$ 953,059
Machinery — 2.8%
Albany International Corp., Class A	19,957	$ 1,628,691
Middleby Corp.(1)	25,649	2,895,002
		$ 4,523,693
Professional Services — 4.4%
CBIZ, Inc.(1)	102,511	$ 5,326,472
Security	Shares	Value
Professional Services (continued)
NV5 Global, Inc.(1)	19,154	$ 1,807,180
		$ 7,133,652
Retail REITs — 1.2%
NETSTREIT Corp.	139,681	$ 1,990,454
		$ 1,990,454
Software — 7.8%
Altair Engineering, Inc., Class A(1)	43,972	$ 2,731,541
Clearwater Analytics Holdings, Inc., Class A(1)	108,405	1,959,962
Envestnet, Inc.(1)	63,643	2,354,791
PowerSchool Holdings, Inc., Class A(1)	44,207	880,603
Progress Software Corp.	44,923	2,308,144
SPS Commerce, Inc.(1)	14,429	2,313,546
		$ 12,548,587
Specialized REITs — 1.4%
CubeSmart	64,989	$ 2,215,475
		$ 2,215,475
Specialty Retail — 3.7%
Burlington Stores, Inc.(1)	6,791	$ 821,915
RH (1)	3,530	769,399
Valvoline, Inc.	145,360	4,312,831
		$ 5,904,145
Textiles, Apparel & Luxury Goods — 0.5%
Steven Madden, Ltd.	22,477	$ 737,021
		$ 737,021
Trading Companies & Distributors — 3.3%
Core & Main, Inc., Class A(1)	146,343	$ 4,401,997
Herc Holdings, Inc.	9,350	998,487
		$ 5,400,484
Total Common Stocks (identified cost $143,641,542)		$160,085,413

20
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2023
Portfolio of Investments — continued

Short-Term Investments — 0.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(2)	1,508,206	$ 1,508,206
Total Short-Term Investments (identified cost $1,508,206)		$ 1,508,206
Total Investments — 99.9% (identified cost $145,149,748)		$161,593,619
Other Assets, Less Liabilities — 0.1%		$ 176,715
Net Assets — 100.0%		$161,770,334
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
Abbreviations:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts
21
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $143,641,542)	$ 160,085,413
Affiliated investments, at value (identified cost $1,508,206)	1,508,206
Dividends receivable	41,051
Dividends receivable from affiliated investments	6,470
Receivable for investments sold	525,733
Trustees' deferred compensation plan	56,591
Total assets	$162,223,464
Liabilities
Payable for investments purchased	$ 236,006
Payable to affiliates:
Investment adviser fee	88,896
Trustees' fees	1,038
Trustees' deferred compensation plan	56,591
Accrued expenses	70,599
Total liabilities	$ 453,130
Net Assets applicable to investors' interest in Portfolio	$161,770,334
22
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income	$ 2,310,027
Dividend income from affiliated investments	119,756
Total investment income	$ 2,429,783
Expenses
Investment adviser fee	$ 1,140,367
Trustees’ fees and expenses	12,138
Custodian fee	49,542
Legal and accounting services	40,422
Miscellaneous	10,128
Total expenses	$ 1,252,597
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 4,291
Total expense reductions	$ 4,291
Net expenses	$ 1,248,306
Net investment income	$ 1,181,477
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 6,239,441(1)
Net realized gain	$ 6,239,441
Change in unrealized appreciation (depreciation):
Investments	$ (19,977,504)
Net change in unrealized appreciation (depreciation)	$(19,977,504)
Net realized and unrealized loss	$(13,738,063)
Net decrease in net assets from operations	$(12,556,586)
(1)	Includes $3,629,618 of net realized gains from redemptions in-kind.
23
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,181,477	$ 793,887
Net realized gain	6,239,441 (1)	9,133,748 (2)
Net change in unrealized appreciation (depreciation)	(19,977,504)	(36,265,894)
Net decrease in net assets from operations	$ (12,556,586)	$ (26,338,259)
Capital transactions:
Contributions	$ 5,986,402	$ 7,915,041
Withdrawals	(11,288,950)	(17,215,619)
Net decrease in net assets from capital transactions	$ (5,302,548)	$ (9,300,578)
Net decrease in net assets	$ (17,859,134)	$ (35,638,837)
Net Assets
At beginning of year	$ 179,629,468	$ 215,268,305
At end of year	$161,770,334	$179,629,468
(1)	Includes $3,629,618 of net realized gains from redemptions in-kind.
(2)	Includes $5,199,110 of net realized gains from redemptions in-kind.
24
See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.68% (1)	0.69% (1)	0.68%	0.69%	0.69%
Net investment income	0.65%	0.41%	0.27%	0.54%	0.51%
Portfolio Turnover	38%	43%	40%	44%	51%
Total Return	(7.19)%	(12.42)%	42.69%	(2.63)%	12.82%
Net assets, end of year (000’s omitted)	$161,770	$179,629	$215,268	$155,429	$178,500
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
25

Tax-Managed Small-Cap Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 65.5% and 34.5%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
26

Tax-Managed Small-Cap Portfolio
October 31, 2023
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6250%
$500 million but less than $1 billion	0.5625%
$1 billion but less than $1.5 billion	0.5000%
$1.5 billion and over	0.4375%
For the year ended October 31, 2023, the investment adviser fee amounted to $1,140,367 or 0.625% of the Portfolio’s average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $4,291 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $70,864,807 and $67,616,828, respectively, for the year ended October 31, 2023. In-kind sales for the year ended October 31, 2023 aggregated $5,020,145.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 145,797,562
Gross unrealized appreciation	$ 29,206,291
Gross unrealized depreciation	(13,410,234)
Net unrealized appreciation	$ 15,796,057
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
27

Tax-Managed Small-Cap Portfolio
October 31, 2023
Notes to Financial Statements — continued

6  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $1,508,206, which represents 0.9% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the fiscal year to date ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$5,430,229	$35,787,135	$(39,709,158)	$ —	$ —	$1,508,206	$119,756	1,508,206
7  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 160,085,413*	$ —	$ —	$ 160,085,413
Short-Term Investments	1,508,206	—	—	1,508,206
Total Investments	$ 161,593,619	$ —	$ —	$161,593,619
*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.
28

Tax-Managed Small-Cap Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
29

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period.  The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees.  Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee.  Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”).  (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser.  Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
30

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives.  The Board also received information regarding risk management techniques employed in connection with the management of the funds.  The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters.  In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees.  The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor.  The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement.  In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
31

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed Small-Cap Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement.  Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio.  The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources.  The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns.  The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals.  In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services.  The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof.  The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.  The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services.  The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds.  The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.  In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period.  The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period.  The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”).  As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.  The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
32

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group.  The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase.  The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds.  The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases.  Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser.  The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
33

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolo (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
35

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President of the Trust	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
R. Kelly Williams, Jr. 1971	President of the Portfolio	Since 2023	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
36

Eaton Vance
Tax-Managed Small-Cap Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
37

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
38

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
39

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
40

Investment Adviser of Tax-Managed Small-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Tax-Managed Small-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130    10.31.23

Eaton Vance
Tax-Managed Value Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Tax-Managed Value Fund

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended October 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening month of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for future rate hikes that could weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final three months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. In the final two days of the period, however, signs of a stock rally emerged as investors began to believe the Fed might have reached the end of its monetary tightening cycle.
For the period as a whole, however, U.S. equity performance was solid. The S&P 500® Index, a broad measure of U.S. stocks, returned 10.14%; the blue-chip Dow Jones Industrial Average® returned 3.17%; and the tech-heavy Nasdaq Composite Index returned 17.99%.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Tax-Managed Value Fund (the Fund) returned -2.32% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 0.13%.
On an individual stock basis, the largest detractors from Fund performance versus the Index were not owning Index component Meta Platforms, Inc. (Meta), and holding overweight positions in NextEra Energy, Inc. (NextEra) and PNC Financial Services Group, Inc. (PNC).
Not owning Meta -- the social media giant behind Facebook, Instagram, and Messenger -- detracted from returns as its stock price more than doubled during the period. Meta’s advertising revenues rebounded on improved ad targeting, while profit margins exceeded expectations due to a decrease in spending on longer-term initiatives. The Fund did not own Meta due to concerns that the stock was priced above its fair market value, as well as questions about the sustainability of the company’s earnings.
Despite strong earnings growth and a competitive advantage in renewable energy development, the share price of Florida-based utility NextEra declined during the period. Increasing 10-year U.S. Treasury yields were a headwind for NextEra’s stock price, raising concerns about the return potential of renewable energy projects amid the rising costs of debt financing.
The stock price of banking and financial services firm PNC declined on fears -- ultimately unfounded -- that the collapse of three large U.S. regional banks in the spring of 2023 might lead to liquidity issues across the regional banking sector.
On a sector basis, detractors from Fund performance relative to the Index included stock selections and an underweight position in the communication services sector -- the best performing sector within the Index during the period -- as well as stock selections in the consumer staples sector, and stock selections and an overweight position in the utilities sector.
In contrast, the largest contributors to Fund performance versus the Index on an individual stock basis included overweight positions in Eli Lilly & Co. (Eli Lilly) and Arch Capital Group, Ltd. (Arch Capital).
Eli Lilly is a global drugmaker specializing in diabetes, oncology, and immunology therapies. Eli Lilly’s share price appreciated significantly during the period, with its best performance occurring in August 2023 after the company reported strong second-quarter earnings driven in part by sales of its diabetes drug, Mounjaro.
Arch Capital writes insurance, reinsurance, and mortgage insurance policies worldwide. Arch Capital’s share price rose during the period as a result of strong earnings, driven by higher profit margins, lower-than-projected catastrophic losses, and growth in its reinsurance business.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Management’s Discussion of Fund Performance† — continued

On a sector basis, stock selections in the health care and consumer discretionary sectors, along with stock selections and an overweight position in the industrials sector, contributed to Fund performance versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Performance

Portfolio Manager(s) Aaron S. Dunn, CFA and Bradley T. Galko, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/27/1999	12/27/1999	(2.32)%	6.38%	7.58%
Class A with 5.25% Maximum Sales Charge	—	—	(7.45)	5.24	7.00
Class C at NAV	01/24/2000	01/24/2000	(3.05)	5.58	6.93
Class C with 1% Maximum Deferred Sales Charge	—	—	(4.01)	5.58	6.93
Class I at NAV	11/30/2007	12/27/1999	(2.08)	6.65	7.84

Russell 1000® Value Index	—	—	0.13%	6.59%	7.59%
% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	12/27/1999	12/27/1999	(2.74)%	4.79%	6.19%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	(0.91)	4.16	5.50
Class C After Taxes on Distributions	01/24/2000	01/24/2000	(3.34)	5.30	6.25
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	(1.49)	4.43	5.47
Class I After Taxes on Distributions	11/30/2007	12/27/1999	(2.56)	6.15	6.96
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	(0.72)	5.30	6.20
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
	1.21%	1.96%	0.96%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$19,549	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$2,127,973	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
JPMorgan Chase & Co.	3.9%
Chevron Corp.	3.2
Constellation Brands, Inc., Class A	3.1
Home Depot, Inc. (The)	2.8
NextEra Energy, Inc.	2.8
Sempra	2.8
Charles Schwab Corp. (The)	2.7
Ingersoll Rand, Inc.	2.6
Micron Technology, Inc.	2.6
Eli Lilly & Co.	2.4
Total	28.9%

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
[1]	Excludes cash and cash equivalents.
5

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

6

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 942.20	$5.68	1.16%
Class C	$1,000.00	$ 938.60	$9.33	1.91%
Class I	$1,000.00	$ 943.30	$4.46	0.91%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.36	$5.90	1.16%
Class C	$1,000.00	$1,015.58	$9.70	1.91%
Class I	$1,000.00	$1,020.62	$4.63	0.91%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
7

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Tax-Managed Value Portfolio, at value (identified cost $335,151,633)	$ 666,234,105
Receivable for Fund shares sold	436,492
Total assets	$666,670,597
Liabilities
Payable for Fund shares redeemed	$ 1,501,793
Payable to affiliates:
Administration fee	86,664
Distribution and service fees	103,985
Trustees' fees	42
Accrued expenses	149,892
Total liabilities	$ 1,842,376
Net Assets	$664,828,221
Sources of Net Assets
Paid-in capital	$ 364,081,284
Distributable earnings	300,746,937
Net Assets	$664,828,221
Class A Shares
Net Assets	$ 399,602,740
Shares Outstanding	12,080,847
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 33.08
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 34.91
Class C Shares
Net Assets	$ 19,793,929
Shares Outstanding	625,487
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 31.65
Class I Shares
Net Assets	$ 245,431,552
Shares Outstanding	7,445,580
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 32.96
On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
8
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $58,034)	$ 15,109,773
Securities lending income allocated from Portfolio, net	17,373
Expenses allocated from Portfolio	(4,926,605)
Total investment income from Portfolio	$ 10,200,541
Expenses
Administration fee	$ 1,079,096
Distribution and service fees:
Class A	1,081,926
Class C	229,864
Trustees’ fees and expenses	499
Custodian fee	47,413
Transfer and dividend disbursing agent fees	314,759
Legal and accounting services	34,508
Printing and postage	39,395
Registration fees	53,496
ReFlow liquidity program fees	58,247
Miscellaneous	15,483
Total expenses	$ 2,954,686
Net investment income	$ 7,245,855
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ 37,251,006(1)
Foreign currency transactions	1,516
Net realized gain	$ 37,252,522
Change in unrealized appreciation (depreciation):
Investments	$ (59,130,199)
Foreign currency	17,449
Net change in unrealized appreciation (depreciation)	$(59,112,750)
Net realized and unrealized loss	$(21,860,228)
Net decrease in net assets from operations	$(14,614,373)
(1)	Includes $21,085,534 of net realized gains from redemptions in-kind.
9
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 7,245,855	$ 9,370,753
Net realized gain	37,252,522 (1)	25,367,482 (2)
Net change in unrealized appreciation (depreciation)	(59,112,750)	(105,776,261)
Net decrease in net assets from operations	$ (14,614,373)	$ (71,038,026)
Distributions to shareholders:
Class A	$ (9,264,246)	$ (21,856,449)
Class C	(361,789)	(1,044,216)
Class I	(6,334,332)	(13,331,190)
Total distributions to shareholders	$ (15,960,367)	$ (36,231,855)
Transactions in shares of beneficial interest:
Class A	$ (13,926,797)	$ (428,147)
Class C	(3,598,530)	1,562,566
Class I	(6,008,615)	17,784,670
Net increase (decrease) in net assets from Fund share transactions	$ (23,533,942)	$ 18,919,089
Net decrease in net assets	$ (54,108,682)	$ (88,350,792)
Net Assets
At beginning of year	$ 718,936,903	$ 807,287,695
At end of year	$664,828,221	$ 718,936,903
(1)	Includes $21,085,534 of net realized gains from redemptions in-kind.
(2)	Includes $17,763,343 of net realized gains from redemptions in-kind.
10
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 34.610	$ 39.770	$ 28.170	$ 29.890	$ 27.000
Income (Loss) From Operations
Net investment income(1)	$ 0.329	$ 0.425	$ 0.286	$ 0.354	$ 0.344
Net realized and unrealized gain (loss)	(1.111)	(3.833)	11.731	(1.720)	2.931
Total income (loss) from operations	$ (0.782)	$ (3.408)	$ 12.017	$ (1.366)	$ 3.275
Less Distributions
From net investment income	$ (0.387)	$ (0.307)	$ (0.341)	$ (0.339)	$ (0.278)
From net realized gain	(0.361)	(1.445)	(0.076)	(0.015)	(0.107)
Total distributions	$ (0.748)	$ (1.752)	$ (0.417)	$ (0.354)	$ (0.385)
Net asset value — End of year	$ 33.080	$ 34.610	$ 39.770	$ 28.170	$ 29.890
Total Return(2)	(2.32)%	(8.95)%	43.03%	(4.66)%	12.35%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$399,603	$431,902	$497,565	$362,651	$417,533
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.16% (4)	1.16% (4)	1.15%	1.17%	1.18%
Net investment income	0.94%	1.18%	0.80%	1.25%	1.24%
Portfolio Turnover of the Portfolio	31%	29%	11%	25%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
11
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 33.140	$ 38.170	$ 27.020	$ 28.580	$ 25.810
Income (Loss) From Operations
Net investment income(1)	$ 0.066	$ 0.148	$ 0.018	$ 0.137	$ 0.150
Net realized and unrealized gain (loss)	(1.061)	(3.677)	11.278	(1.673)	2.794
Total income (loss) from operations	$ (0.995)	$ (3.529)	$11.296	$ (1.536)	$ 2.944
Less Distributions
From net investment income	$ (0.134)	$ (0.056)	$ (0.070)	$ (0.009)	$ (0.067)
From net realized gain	(0.361)	(1.445)	(0.076)	(0.015)	(0.107)
Total distributions	$ (0.495)	$ (1.501)	$ (0.146)	$ (0.024)	$ (0.174)
Net asset value — End of year	$31.650	$33.140	$38.170	$27.020	$28.580
Total Return(2)	(3.05)%	(9.61)%	41.94%	(5.38)%	11.50%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 19,794	$ 24,304	$ 26,389	$ 20,066	$ 26,672
Ratios (as a percentage of average daily net assets):(3)
Expenses	1.91% (4)	1.91% (4)	1.90%	1.92%	1.93%
Net investment income	0.20%	0.43%	0.05%	0.50%	0.58%
Portfolio Turnover of the Portfolio	31%	29%	11%	25%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
12
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 34.510	$ 39.650	$ 28.080	$ 29.790	$ 26.920
Income (Loss) From Operations
Net investment income(1)	$ 0.414	$ 0.512	$ 0.373	$ 0.421	$ 0.411
Net realized and unrealized gain (loss)	(1.123)	(3.807)	11.690	(1.707)	2.914
Total income (loss) from operations	$ (0.709)	$ (3.295)	$ 12.063	$ (1.286)	$ 3.325
Less Distributions
From net investment income	$ (0.480)	$ (0.400)	$ (0.417)	$ (0.409)	$ (0.348)
From net realized gain	(0.361)	(1.445)	(0.076)	(0.015)	(0.107)
Total distributions	$ (0.841)	$ (1.845)	$ (0.493)	$ (0.424)	$ (0.455)
Net asset value — End of year	$ 32.960	$ 34.510	$ 39.650	$ 28.080	$ 29.790
Total Return(2)	(2.08)%	(8.70)%	43.41%	(4.42)%	12.61%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$245,432	$262,732	$283,334	$189,549	$195,921
Ratios (as a percentage of average daily net assets):(3)
Expenses	0.91% (4)	0.91% (4)	0.90%	0.92%	0.93%
Net investment income	1.19%	1.42%	1.05%	1.49%	1.49%
Portfolio Turnover of the Portfolio	31%	29%	11%	25%	18%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
13
See Notes to Financial Statements.

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.1% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
14

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$8,514,487	$ 6,941,399
Long-term capital gains	$7,445,880	$29,290,456
During the year ended October 31, 2023, distributable earnings was decreased by $27,281,600 and paid-in capital was increased by $27,281,600 due to the Fund’s use of equalization accounting and differences between book and tax accounting for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 4,466,562
Undistributed long-term capital gains	18,328,909
Net unrealized appreciation	277,951,466
Distributable earnings	$300,746,937
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.6500%
$500 million but less than $1 billion	0.6250%
$1 billion but less than $2 billion	0.6000%
$2 billion but less than $5 billion	0.5750%
$5 billion and over	0.5550%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2023, the administration fee amounted to $1,079,096.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $66,638 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on
15

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Notes to Financial Statements — continued

the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $22,479 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2023 in the amount of $21,113. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $1,081,926 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $172,398 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $57,466 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $1,582 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $4,660,244 and $46,249,969, respectively. Decreases in the Fund's investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $31,139,838.
16

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	347,876	$ 12,154,003	441,788	$ 15,988,190
Issued to shareholders electing to receive payments of distributions in Fund shares	236,811	8,039,734	499,033	18,918,332
Redemptions	(981,152)	(34,120,534)	(974,887)	(35,334,669)
Net decrease	(396,465)	$(13,926,797)	(34,066)	$ (428,147)
Class C
Sales	76,735	$ 2,579,066	167,228	$ 5,812,328
Issued to shareholders electing to receive payments of distributions in Fund shares	10,082	329,566	26,062	952,311
Redemptions	(194,674)	(6,507,162)	(151,235)	(5,202,073)
Net increase (decrease)	(107,857)	$ (3,598,530)	42,055	$ 1,562,566
Class I
Sales	1,650,812	$ 57,264,037	2,314,128	$ 83,408,226
Issued to shareholders electing to receive payments of distributions in Fund shares	168,916	5,702,619	314,485	11,859,243
Redemptions	(1,988,179)	(68,975,271)	(2,160,896)	(77,482,799)
Net increase (decrease)	(168,451)	$ (6,008,615)	467,717	$ 17,784,670
17

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
18

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, capital gains dividends and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $13,656,434, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 20.90% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2023, $19,456,027 or, if subsequently determined to be different, the net capital gain of such year.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 0.13% of distributions from net investment income as a 163(j) interest dividend.
19

Tax-Managed Value Portfolio
October 31, 2023
Portfolio of Investments

Common Stocks — 97.0%
Security	Shares	Value
Aerospace & Defense — 1.1%
RTX Corp.	113,000	$ 9,197,070
		$ 9,197,070
Banks — 6.8%
JPMorgan Chase & Co.	230,958	$ 32,117,019
PNC Financial Services Group, Inc. (The)	142,029	16,258,060
Wells Fargo & Co.	188,847	7,510,445
		$ 55,885,524
Beverages — 3.1%
Constellation Brands, Inc., Class A	108,163	$ 25,326,367
		$ 25,326,367
Biotechnology — 0.9%
Vertex Pharmaceuticals, Inc.(1)	20,039	$ 7,256,322
		$ 7,256,322
Building Products — 0.7%
Carrier Global Corp.	113,000	$ 5,385,580
		$ 5,385,580
Capital Markets — 6.7%
Ameriprise Financial, Inc.	28,187	$ 8,866,785
Cboe Global Markets, Inc.	22,561	3,697,522
Charles Schwab Corp. (The)	434,452	22,608,882
Goldman Sachs Group, Inc. (The)	42,496	12,902,210
Interactive Brokers Group, Inc., Class A	90,310	7,231,122
		$ 55,306,521
Chemicals — 3.4%
FMC Corp.	158,439	$ 8,428,955
Linde PLC	50,216	19,190,546
		$ 27,619,501
Consumer Staples Distribution & Retail — 2.8%
BJ's Wholesale Club Holdings, Inc.(1)	284,500	$ 19,380,140
Performance Food Group Co.(1)	59,613	3,443,247
		$ 22,823,387
Security	Shares	Value
Containers & Packaging — 0.3%
Ball Corp.	46,376	$ 2,233,004
		$ 2,233,004
Electric Utilities — 2.8%
NextEra Energy, Inc.	392,766	$ 22,898,258
		$ 22,898,258
Electrical Equipment — 1.1%
Rockwell Automation, Inc.	33,916	$ 8,913,464
		$ 8,913,464
Energy Equipment & Services — 1.7%
Halliburton Co.	359,854	$ 14,156,656
		$ 14,156,656
Entertainment — 1.5%
Walt Disney Co. (The)(1)	147,913	$ 12,068,222
		$ 12,068,222
Financial Services — 3.1%
Fiserv, Inc.(1)	133,560	$ 15,192,450
Visa, Inc., Class A	44,697	10,508,265
		$ 25,700,715
Food Products — 1.2%
Nestle S.A.	90,000	$ 9,705,485
		$ 9,705,485
Ground Transportation — 1.3%
Union Pacific Corp.	50,876	$ 10,562,366
		$ 10,562,366
Health Care Equipment & Supplies — 1.9%
Stryker Corp.	58,093	$ 15,697,891
		$ 15,697,891
Health Care Providers & Services — 2.2%
Humana, Inc.	11,106	$ 5,816,101
McKesson Corp.	5,281	2,404,756
UnitedHealth Group, Inc.	18,719	10,025,148
		$ 18,246,005
Household Durables — 1.3%
D.R. Horton, Inc.	99,360	$ 10,373,184
		$ 10,373,184

20
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Household Products — 0.5%
Clorox Co. (The)	35,258	$ 4,149,867
		$ 4,149,867
Industrial Conglomerates — 1.9%
Honeywell International, Inc.	83,731	$ 15,344,543
		$ 15,344,543
Insurance — 4.1%
Arch Capital Group, Ltd.(1)	183,981	$ 15,947,473
Reinsurance Group of America, Inc.	49,257	7,362,444
Travelers Cos., Inc. (The)	64,030	10,721,183
		$ 34,031,100
Interactive Media & Services — 2.2%
Alphabet, Inc., Class A(1)	148,159	$ 18,383,569
		$ 18,383,569
IT Services — 0.5%
Accenture PLC, Class A	14,366	$ 4,267,995
		$ 4,267,995
Life Sciences Tools & Services — 2.2%
Thermo Fisher Scientific, Inc.	40,907	$ 18,194,206
		$ 18,194,206
Machinery — 7.0%
Ingersoll Rand, Inc.	353,722	$ 21,463,851
Otis Worldwide Corp.	56,500	4,362,365
Parker-Hannifin Corp.	32,913	12,141,935
Toro Co. (The)	44,934	3,632,464
Westinghouse Air Brake Technologies Corp.	150,850	15,993,117
		$ 57,593,732
Metals & Mining — 0.7%
Alcoa Corp.	231,367	$ 5,932,250
		$ 5,932,250
Multi-Utilities — 3.2%
CMS Energy Corp.	68,853	$ 3,741,472
Sempra	325,074	22,764,932
		$ 26,506,404
Oil, Gas & Consumable Fuels — 8.8%
Chevron Corp.	182,306	$ 26,567,453
ConocoPhillips	161,617	19,200,100
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	113,483	$ 14,327,229
Phillips 66	109,182	12,454,391
		$ 72,549,173
Personal Care Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	61,550	$ 7,931,949
		$ 7,931,949
Pharmaceuticals — 10.5%
Bristol-Myers Squibb Co.	251,751	$ 12,972,729
Eli Lilly & Co.	36,280	20,096,581
Johnson & Johnson	116,398	17,266,479
Merck & Co., Inc.	167,049	17,155,932
Novo Nordisk A/S ADR	23,831	2,301,360
Zoetis, Inc.	106,794	16,766,658
		$ 86,559,739
Residential REITs — 2.1%
AvalonBay Communities, Inc.	47,915	$ 7,941,432
Mid-America Apartment Communities, Inc.	77,009	9,098,613
		$ 17,040,045
Semiconductors & Semiconductor Equipment — 3.9%
Micron Technology, Inc.	310,361	$ 20,753,840
QUALCOMM, Inc.	69,710	7,597,693
Texas Instruments, Inc.	24,085	3,420,311
		$ 31,771,844
Software — 1.0%
Microsoft Corp.	9,160	$ 3,097,088
Oracle Corp.	52,884	5,468,205
		$ 8,565,293
Specialized REITs — 0.7%
CubeSmart	174,330	$ 5,942,910
		$ 5,942,910
Specialty Retail — 2.8%
Home Depot, Inc. (The)	81,060	$ 23,076,971
		$ 23,076,971
Total Common Stocks (identified cost $413,418,522)		$797,197,112

21
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2023
Portfolio of Investments — continued

Short-Term Investments — 3.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(2)	32,183,861	$ 32,183,861
Total Short-Term Investments (identified cost $32,183,861)		$ 32,183,861
Total Investments — 100.9% (identified cost $445,602,383)		$829,380,973
Other Assets, Less Liabilities — (0.9)%		$ (7,622,228)
Net Assets — 100.0%		$821,758,745
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
Abbreviations:
ADR	– American Depositary Receipt
REITs	– Real Estate Investment Trusts
22
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $413,418,522)	$ 797,197,112
Affiliated investments, at value (identified cost $32,183,861)	32,183,861
Dividends receivable	588,474
Dividends receivable from affiliated investments	35,152
Receivable for investments sold	10,523,812
Tax reclaims receivable	315,289
Trustees' deferred compensation plan	172,472
Total assets	$841,016,172
Liabilities
Payable for investments purchased	$ 18,430,228
Payable to affiliates:
Investment adviser fee	455,897
Trustees' fees	4,733
Trustees' deferred compensation plan	172,472
Accrued expenses	194,097
Total liabilities	$ 19,257,427
Net Assets applicable to investors' interest in Portfolio	$821,758,745
23
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $71,302)	$ 18,447,164
Dividend income from affiliated investments	117,955
Securities lending income, net	21,426
Total investment income	$ 18,586,545
Expenses
Investment adviser fee	$ 5,654,648
Trustees’ fees and expenses	57,013
Custodian fee	211,419
Legal and accounting services	80,331
Miscellaneous	54,764
Total expenses	$ 6,058,175
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 3,194
Total expense reductions	$ 3,194
Net expenses	$ 6,054,981
Net investment income	$ 12,531,564
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 45,676,871(1)
Foreign currency transactions	1,858
Net realized gain	$ 45,678,729
Change in unrealized appreciation (depreciation):
Investments	$ (72,902,000)
Foreign currency	21,334
Net change in unrealized appreciation (depreciation)	$(72,880,666)
Net realized and unrealized loss	$(27,201,937)
Net decrease in net assets from operations	$(14,670,373)
(1)	Includes $25,897,342 of net realized gains from redemptions in-kind.
24
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 12,531,564	$ 15,326,955
Net realized gain	45,678,729 (1)	31,200,330 (2)
Net change in unrealized appreciation (depreciation)	(72,880,666)	(129,835,288)
Net decrease in net assets from operations	$ (14,670,373)	$ (83,308,003)
Capital transactions:
Contributions	$ 11,089,671	$ 19,403,167
Withdrawals	(55,288,578)	(49,804,502)
Net decrease in net assets from capital transactions	$ (44,198,907)	$ (30,401,335)
Net decrease in net assets	$ (58,869,280)	$(113,709,338)
Net Assets
At beginning of year	$ 880,628,025	$ 994,337,363
At end of year	$821,758,745	$ 880,628,025
(1)	Includes $25,897,342 of net realized gains from redemptions in-kind.
(2)	Includes $21,802,941 of net realized gains from redemptions in-kind.
25
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2023	2022	2021	2020	2019
Ratios (as a percentage of average daily net assets):
Expenses	0.68% (1)	0.68% (1)	0.68%	0.68%	0.68%
Net investment income	1.42%	1.65%	1.27%	1.73%	1.74%
Portfolio Turnover	31%	29%	11%	25%	18%
Total Return	(1.84)%	(8.51)%	43.69%	(4.18)%	12.90%
Net assets, end of year (000’s omitted)	$821,759	$880,628	$994,337	$704,707	$788,248
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
26
See Notes to Financial Statements.

Tax-Managed Value Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 81.1% and 18.9%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
27

Tax-Managed Value Portfolio
October 31, 2023
Notes to Financial Statements — continued

E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2 billion	0.600%
$2 billion but less than $5 billion	0.575%
$5 billion and over	0.555%
For the year ended October 31, 2023, the investment adviser fee amounted to $5,654,648 or 0.64% of the Portfolio's average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $3,194 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $270,544,311 and $293,089,549, respectively, for the year ended October 31, 2023. In-kind sales for the year ended October 31, 2023 aggregated $31,139,838.
28

Tax-Managed Value Portfolio
October 31, 2023
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$449,274,086
Gross unrealized appreciation	$ 383,799,341
Gross unrealized depreciation	(3,692,454)
Net unrealized appreciation	$380,106,887
5  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
6  Securities Lending Agreement
The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral. At October 31, 2023, the Portfolio had no securities on loan.
7  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $32,183,861, which represents 3.9% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$2,138,376	$105,027,287	$(74,981,802)	$ —	$ —	$32,183,861	$117,955	32,183,861
29

Tax-Managed Value Portfolio
October 31, 2023
Notes to Financial Statements — continued

8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 30,451,791	$ —	$ —	$ 30,451,791
Consumer Discretionary	33,450,155	—	—	33,450,155
Consumer Staples	60,231,570	9,705,485	—	69,937,055
Energy	86,705,829	—	—	86,705,829
Financials	170,923,860	—	—	170,923,860
Health Care	145,954,163	—	—	145,954,163
Industrials	106,996,755	—	—	106,996,755
Information Technology	44,605,132	—	—	44,605,132
Materials	35,784,755	—	—	35,784,755
Real Estate	22,982,955	—	—	22,982,955
Utilities	49,404,662	—	—	49,404,662
Total Common Stocks	$787,491,627	$ 9,705,485*	$ —	$797,197,112
Short-Term Investments	$ 32,183,861	$ —	$ —	$ 32,183,861
Total Investments	$819,675,488	$ 9,705,485	$ —	$829,380,973
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
30

Tax-Managed Value Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
31

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
32

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Managed Value Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Tax-Managed Value Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the
33

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted that each Adviser has devoted extensive resources to in-house equity research capabilities and also draws upon independent research available from third-party sources. The Board considered each Adviser’s experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of each Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
34

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by each Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
35

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management , “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust and the Portfolio.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
37

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021 - 2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President of the Trust	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
R. Kelly Williams, Jr. 1971	President of the Portfolio	Since 2023	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
38

Eaton Vance
Tax-Managed Value Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
39

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
40

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
41

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
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Investment Adviser of Tax-Managed Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance Tax-Managed Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501    10.31.23

Eaton Vance
Floating-Rate Advantage Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Floating-Rate Advantage Fund

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
Amid global concerns about inflation, rising interest rates, and the Russia-Ukraine war, senior loans displayed their value as a portfolio diversifier by outperforming most U.S. fixed-income asset classes during the 12-month period ended October 31, 2023.
With senior loans among the few asset classes to benefit from rising interest rates, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), a broad measure of the asset class, returned 11.92% during the period. Senior loans generally outperformed investment-grade corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds.
As the period began in November 2022, the U.S. Federal Reserve’s (the Fed’s) campaign of interest rate hikes was generally viewed as a positive environment for floating-rate loans, and the asset class rallied during the closing months of 2022.
The senior loan rally continued into 2023, with the Index returning 2.73% in January -- its best monthly performance since May 2020 -- and posting positive performance in February 2023 as well. But in mid-March, the unexpected collapse of Silicon Valley Bank and Signature Bank triggered fears of contagion in the regional banking sector and put a damper on asset performance across capital markets. As a result, the Index return was virtually flat in March 2023.
Senior loans rallied again in April 2023, but gave back some of those gains in May amid recession concerns. From June through September 2023, senior loans rallied once more as recession fears receded. In the rising-rate environment, coupon interest accounted for nearly three-quarters of the Index’s performance in 2023 through September.
However, in October 2023, amid volatility that rattled capital markets, loan prices slipped modestly and the Index return was virtually flat for the month -- although senior loans continued to outperform virtually all other U.S. fixed-income asset classes during the closing month of the period.
Asset class technical factors were generally supportive throughout the period, contributing to the overall performance of senior loans. For example, the supply of new loans was limited during the period, which supported floating-rate prices in secondary markets.
In addition, new capital formation in structured products provided a tailwind for the asset class, reflecting continued institutional interest in senior loans during the period.
While issuer fundamentals deteriorated for the period as a whole, they improved during the period’s closing months. The trailing 12-month default rate rose from 0.83% at the start of the period to 1.71% as of June 30, 2023, and then declined to 1.36% at period-end -- about half the market’s 2.70% long-term average. Despite fluctuating default rates, loan prices improved from $92.20 at the start of the period to $94.80 at period-end.
For the period as a whole, BBB-, BB-, B-, CCC- and D-rated (defaulted) loans within the Index returned 8.71%, 9.82%, 13.27%, 12.40%, and -30.85%, respectively.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Floating-Rate Advantage Fund (the Fund) returned 11.91% for Class A shares at net asset value (NAV), performing approximately in line with its benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), which returned 11.92%.
The Index is unmanaged, and returns do not reflect any applicable sales charges, commissions, expenses, or leverage.
The Fund’s use of investment leverage -- not employed by the Index -- was the largest single contributor to Fund performance versus the Index during the period. The Fund uses leverage to gain additional exposure to the loan market, magnifying exposure to the Fund’s underlying investments in both up and down market environments. During a period when loan prices generally rose, leverage magnified the increase in value of the Fund’s underlying holdings.
The Fund’s modest out-of-Index allocation to collateralized loan obligation debt investments, which performed strongly during the period, contributed to returns versus the Index as well.
On an industry basis, loan selections in the health care equipment & supplies industry contributed to returns versus the Index. On an individual loan basis, the top contributors to relative returns were overweight positions in a home health care provider and a financial software firm.
In contrast, the Fund’s out-of-Index allocation to secured high yield bonds detracted from Fund returns versus the Index, as floating-rate loans outperformed their fixed-rate counterparts in the bond market during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Management’s Discussion of Fund Performance† — continued

On an industry basis, loan selections in the information technology services; media; diversified telecommunication services; and commercial services & supplies industries also detracted from returns versus the Index. On an individual loan basis, the top detractors from Index-relative performance were overweight positions in a digital infrastructure provider and in a rocket company that provides launch services for satellites.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Performance

Portfolio Manager(s) Andrew N. Sveen, CFA, Ralph H. Hinckley, Jr., CFA and Jake T. Lemle, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Advisers Class at NAV	03/15/2008	08/04/1989	11.92%	3.44%	3.85%
Class A at NAV	03/17/2008	08/04/1989	11.91	3.43	3.84
Class A with 3.25% Maximum Sales Charge	—	—	8.31	2.74	3.49
Class C at NAV	03/15/2008	08/04/1989	11.48	2.95	3.42
Class C with 1% Maximum Deferred Sales Charge	—	—	10.48	2.95	3.42
Class I at NAV	03/15/2008	08/04/1989	12.19	3.70	4.10
Class R6 at NAV	05/31/2019	08/04/1989	12.35	3.75	4.12

Morningstar® LSTA® US Leveraged Loan IndexSM	—	—	11.92%	4.46%	4.22%
% Total Annual Operating Expense Ratios[3]	Advisers Class	Class A	Class C	Class I	Class R6
	2.37%	2.37%	2.87%	2.12%	2.06%
% Total Leverage[4]
Borrowings	20.61%
Growth of $10,0002

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2013	$14,591	N.A.
Class C	$10,000	10/31/2013	$14,007	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,494,414	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2013	$7,487,991	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Fund Profile

Top 10 Issuers (% of total investments)[1]
TransDigm, Inc.	1.2%
Carnival Corporation	1.1
Epicor Software Corporation	1.1
Uber Technologies, Inc.	0.9
Applied Systems, Inc.	0.9
ICON Luxembourg S.a.r.l.	0.9
Asurion LLC	0.9
Go Daddy Operating Company, LLC	0.8
American Airlines, Inc.	0.8
Select Medical Corporation	0.8
Total	9.4%
Top 10 Sectors (% of total investments)[1]
Software	13.3%
Machinery	5.2
Hotels, Restaurants & Leisure	5.1
Capital Markets	5.0
Chemicals	5.0
Health Care Providers & Services	4.9
IT Services	4.6
Commercial Services & Supplies	2.8
Trading Companies & Distributors	2.8
Professional Services	2.7
Total	51.4%

Credit Quality (% of bonds, loans and asset-backed securities)[2]
Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
[1]	Excludes cash and cash equivalents.
[2]	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.
5

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
[4]	Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.

6

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Advisers Class	$1,000.00	$1,049.40	$15.03	2.91%
Class A	$1,000.00	$1,049.40	$15.03	2.91%
Class C	$1,000.00	$1,047.90	$17.60	3.41%
Class I	$1,000.00	$1,050.70	$13.75	2.66%
Class R6	$1,000.00	$1,050.80	$13.80	2.67%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,010.54	$14.75	2.91%
Class A	$1,000.00	$1,010.54	$14.75	2.91%
Class C	$1,000.00	$1,008.02	$17.26	3.41%
Class I	$1,000.00	$1,011.80	$13.49	2.66%
Class R6	$1,000.00	$1,011.75	$13.54	2.67%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
7

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Senior Debt Portfolio, at value (identified cost $6,139,877,950)	$ 5,652,234,655
Receivable for Fund shares sold	17,330,249
Total assets	$ 5,669,564,904
Liabilities
Payable for Fund shares redeemed	$ 21,011,869
Distributions payable	7,185,413
Payable to affiliates:
Administration fee	480,403
Distribution and service fees	447,128
Trustees' fees	42
Accrued expenses	1,129,199
Total liabilities	$ 30,254,054
Net Assets	$ 5,639,310,850
Sources of Net Assets
Paid-in capital	$ 6,945,461,702
Accumulated loss	(1,306,150,852)
Net Assets	$ 5,639,310,850
Advisers Class Shares
Net Assets	$ 67,432,304
Shares Outstanding	6,833,150
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.87
Class A Shares
Net Assets	$ 1,141,067,240
Shares Outstanding	115,602,752
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.87
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 10.20
Class C Shares
Net Assets	$ 294,805,275
Shares Outstanding	29,919,752
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.85
Class I Shares
Net Assets	$ 4,120,652,688
Shares Outstanding	417,509,146
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.87
8
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Statement of Assets and Liabilities — continued

October 31, 2023
Class R6 Shares
Net Assets	$15,353,343
Shares Outstanding	1,555,356
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.87
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
9
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio	$ 9,619,251
Interest and other income allocated from Portfolio	674,823,521
Expenses, excluding interest expense, allocated from Portfolio	(34,167,349)
Interest expense allocated from Portfolio	(108,629,886)
Total investment income from Portfolio	$ 541,645,537
Expenses
Administration fee	$ 5,989,812
Distribution and service fees:
Advisers Class	180,008
Class A	2,959,713
Class C	2,415,108
Trustees’ fees and expenses	500
Custodian fee	62,000
Transfer and dividend disbursing agent fees	3,819,326
Legal and accounting services	187,292
Printing and postage	324,745
Registration fees	228,636
Miscellaneous	60,918
Total expenses	$ 16,228,058
Net investment income	$ 525,417,479
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions	$ (244,251,251)
Foreign currency transactions	2,393,529
Forward foreign currency exchange contracts	(63,924,681)
Net realized loss	$(305,782,403)
Change in unrealized appreciation (depreciation):
Investments	$ 460,425,398
Foreign currency	449,059
Forward foreign currency exchange contracts	10,614,125
Net change in unrealized appreciation (depreciation)	$ 471,488,582
Net realized and unrealized gain	$ 165,706,179
Net increase in net assets from operations	$ 691,123,658
10
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 525,417,479	$ 410,387,965
Net realized gain (loss)	(305,782,403)	58,565,060
Net change in unrealized appreciation (depreciation)	471,488,582	(889,862,264)
Net increase (decrease) in net assets from operations	$ 691,123,658	$ (420,909,239)
Distributions to shareholders:
Advisers Class	$ (6,268,276)	$ (4,262,210)
Class A	(103,262,365)	(64,863,824)
Class C	(26,443,101)	(17,090,864)
Class I	(392,701,024)	(317,923,672)
Class R6	(2,418,465)	(3,300,693)
Total distributions to shareholders	$ (531,093,231)	$ (407,441,263)
Transactions in shares of beneficial interest:
Advisers Class	$ (17,430,701)	$ 2,955,057
Class A	(149,330,418)	11,843,171
Class C	(66,155,497)	(44,912,321)
Class I	(1,212,271,549)	(37,587,568)
Class R6	(9,637,466)	(107,120,998)
Net decrease in net assets from Fund share transactions	$(1,454,825,631)	$ (174,822,659)
Net decrease in net assets	$(1,294,795,204)	$(1,003,173,161)
Net Assets
At beginning of year	$ 6,934,106,054	$ 7,937,279,215
At end of year	$ 5,639,310,850	$ 6,934,106,054
11
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Financial Highlights

	Advisers Class
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.620	$10.580	$ 10.070	$ 10.550	$ 10.940
Income (Loss) From Operations
Net investment income(1)	$ 0.849	$ 0.487	$ 0.398	$ 0.457	$ 0.558
Net realized and unrealized gain (loss)	0.261	(0.966)	0.528	(0.473)	(0.390)
Total income (loss) from operations	$ 1.110	$ (0.479)	$ 0.926	$ (0.016)	$ 0.168
Less Distributions
From net investment income	$ (0.860)	$ (0.481)	$ (0.416)	$ (0.464)	$ (0.558)
Total distributions	$ (0.860)	$ (0.481)	$ (0.416)	$ (0.464)	$ (0.558)
Net asset value — End of year	$ 9.870	$ 9.620	$10.580	$10.070	$ 10.550
Total Return(2)	11.92%	(4.62)%	9.30%	(0.05)%	1.59%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$67,432	$82,925	$ 88,509	$ 64,551	$139,516
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees	1.00%	0.94%	0.95%	1.00%	0.99%
Interest and fee expense	1.82%	0.49%	0.33%	0.63%	0.87%
Total expenses	2.82% (4)	1.43% (4)	1.28%	1.63%	1.86%
Net investment income	8.62%	4.79%	3.79%	4.50%	5.21%
Portfolio Turnover of the Portfolio	18%	27%	28%	30%	17%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
12
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Financial Highlights — continued

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.620	$ 10.580	$ 10.070	$ 10.550	$ 10.950
Income (Loss) From Operations
Net investment income(1)	$ 0.851	$ 0.485	$ 0.399	$ 0.447	$ 0.559
Net realized and unrealized gain (loss)	0.259	(0.964)	0.527	(0.463)	(0.401)
Total income (loss) from operations	$ 1.110	$ (0.479)	$ 0.926	$ (0.016)	$ 0.158
Less Distributions
From net investment income	$ (0.860)	$ (0.481)	$ (0.416)	$ (0.464)	$ (0.558)
Total distributions	$ (0.860)	$ (0.481)	$ (0.416)	$ (0.464)	$ (0.558)
Net asset value — End of year	$ 9.870	$ 9.620	$ 10.580	$ 10.070	$ 10.550
Total Return(2)	11.91%	(4.62)%	9.30%	(0.05)%	1.50%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,141,067	$1,259,540	$1,378,928	$1,175,942	$1,426,205
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees	1.00%	0.94%	0.95%	0.99%	0.99%
Interest and fee expense	1.82%	0.49%	0.33%	0.60%	0.88%
Total expenses	2.82% (4)	1.43% (4)	1.28%	1.59%	1.87%
Net investment income	8.64%	4.77%	3.80%	4.44%	5.21%
Portfolio Turnover of the Portfolio	18%	27%	28%	30%	17%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
13
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.610	$ 10.560	$ 10.050	$ 10.530	$ 10.920
Income (Loss) From Operations
Net investment income(1)	$ 0.799	$ 0.430	$ 0.347	$ 0.397	$ 0.503
Net realized and unrealized gain (loss)	0.250	(0.950)	0.526	(0.464)	(0.390)
Total income (loss) from operations	$ 1.049	$ (0.520)	$ 0.873	$ (0.067)	$ 0.113
Less Distributions
From net investment income	$ (0.809)	$ (0.430)	$ (0.363)	$ (0.413)	$ (0.503)
Total distributions	$ (0.809)	$ (0.430)	$ (0.363)	$ (0.413)	$ (0.503)
Net asset value — End of year	$ 9.850	$ 9.610	$ 10.560	$ 10.050	$ 10.530
Total Return(2)	11.48%	(5.11)%	8.77%	(0.56)%	1.08%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$294,805	$352,239	$435,786	$508,535	$754,873
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees	1.50%	1.44%	1.46%	1.50%	1.49%
Interest and fee expense	1.82%	0.48%	0.33%	0.60%	0.87%
Total expenses	3.32% (4)	1.92% (4)	1.79%	2.10%	2.36%
Net investment income	8.13%	4.23%	3.31%	3.95%	4.71%
Portfolio Turnover of the Portfolio	18%	27%	28%	30%	17%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
14
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.620	$ 10.580	$ 10.070	$ 10.550	$ 10.940
Income (Loss) From Operations
Net investment income(1)	$ 0.873	$ 0.507	$ 0.423	$ 0.474	$ 0.586
Net realized and unrealized gain (loss)	0.262	(0.961)	0.529	(0.465)	(0.392)
Total income (loss) from operations	$ 1.135	$ (0.454)	$ 0.952	$ 0.009	$ 0.194
Less Distributions
From net investment income	$ (0.885)	$ (0.506)	$ (0.442)	$ (0.489)	$ (0.584)
Total distributions	$ (0.885)	$ (0.506)	$ (0.442)	$ (0.489)	$ (0.584)
Net asset value — End of year	$ 9.870	$ 9.620	$ 10.580	$ 10.070	$ 10.550
Total Return(2)	12.19%	(4.38)%	9.57%	0.20%	1.84%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,120,653	$5,215,271	$5,898,403	$3,545,676	$4,898,901
Ratios (as a percentage of average daily net assets):(3)
Expenses excluding interest and fees	0.75%	0.69%	0.70%	0.75%	0.74%
Interest and fee expense	1.82%	0.47%	0.32%	0.60%	0.88%
Total expenses	2.57% (4)	1.16% (4)	1.02%	1.35%	1.62%
Net investment income	8.87%	4.99%	4.02%	4.70%	5.47%
Portfolio Turnover of the Portfolio	18%	27%	28%	30%	17%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(4)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
15
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Financial Highlights — continued

	Class R6
	Year Ended October 31,				Period Ended October 31, 2019(1)
	2023	2022	2021	2020
Net asset value — Beginning of period	$ 9.620	$10.580	$ 10.060	$ 10.550	$ 10.740
Income (Loss) From Operations
Net investment income(2)	$ 0.914	$ 0.480	$ 0.427	$ 0.460	$ 0.247
Net realized and unrealized gain (loss)	0.224	(0.931)	0.540	(0.455)	(0.190)
Total income (loss) from operations	$ 1.138	$ (0.451)	$ 0.967	$ 0.005	$ 0.057
Less Distributions
From net investment income	$ (0.888)	$ (0.509)	$ (0.447)	$ (0.495)	$ (0.247)
Total distributions	$ (0.888)	$ (0.509)	$ (0.447)	$ (0.495)	$ (0.247)
Net asset value — End of period	$ 9.870	$ 9.620	$ 10.580	$10.060	$10.550
Total Return(3)	12.35%	(4.36)%	9.63%	0.16%	0.53% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,353	$24,131	$135,653	$ 33,814	$ 10
Ratios (as a percentage of average daily net assets):(5)
Expenses excluding interest and fees	0.79%	0.63%	0.65%	0.68%	0.62% (6)
Interest and fee expense	1.82%	0.38%	0.30%	0.55%	0.94% (6)
Total expenses	2.60% (7)	1.01% (7)	0.95%	1.23%	1.56% (6)
Net investment income	9.26%	4.66%	4.06%	4.63%	5.48% (6)
Portfolio Turnover of the Portfolio	18%	27%	28%	30%	17% (4)(8)
(1)	For the period from the commencement of operations, May 31, 2019, to October 31, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of the Portfolio’s adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(8)	For the year ended October 31, 2019.
16
See Notes to Financial Statements.

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are generally sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (96.2% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
17

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$531,093,231	$407,441,263
During the year ended October 31, 2023, accumulated loss was increased by $871,193 and paid-in capital was increased by $871,193 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 24,182,644
Deferred capital losses	(873,249,379)
Net unrealized depreciation	(449,898,704)
Distributions payable	(7,185,413)
Accumulated loss	$(1,306,150,852)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $873,249,379 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $775,036,648 are long-term and $98,212,731 are short-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily gross assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1 billion	0.5000%
In excess of $1 billion up to and including $2 billion	0.4500%
In excess of $2 billion up to and including $7 billion	0.4000%
In excess of $7 billion up to and including $10 billion	0.3875%
In excess of $10 billion up to and including $15 billion	0.3750%
In excess of $15 billion	0.3625%
18

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Notes to Financial Statements — continued

Gross assets are calculated by deducting all liabilities of the Fund except the principal amount of any indebtedness for money borrowed. For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.
The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2023, the administration fee amounted to $5,989,812. EVM provides subtransfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $246,461 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $43,894 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of EVM, BMR and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended October 31, 2023 in the amount of $4,847. EVD also received distribution and service fees from Advisers Class, Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plans
The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $180,008 for Advisers Class shares and $2,959,713 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $1,932,086 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.15% per annum of its average daily net assets attributable to Class C shares. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $483,022 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received $28,775 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $277,613,527 and $2,303,126,948, respectively.
19

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Notes to Financial Statements — continued

7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Advisers Class
Sales	1,128,130	$ 11,140,190	3,137,426	$ 32,082,416
Issued to shareholders electing to receive payments of distributions in Fund shares	630,898	6,215,546	421,564	4,228,403
Redemptions	(3,544,982)	(34,786,437)	(3,306,979)	(33,355,762)
Net increase (decrease)	(1,785,954)	$ (17,430,701)	252,011	$ 2,955,057
Class A
Sales	13,520,333	$ 133,342,035	31,521,602	$ 325,499,146
Issued to shareholders electing to receive payments of distributions in Fund shares	8,818,151	86,926,063	5,414,555	54,348,789
Redemptions	(37,618,515)	(369,598,516)	(36,378,082)	(368,004,764)
Net increase (decrease)	(15,280,031)	$ (149,330,418)	558,075	$ 11,843,171
Class C
Sales	2,918,796	$ 28,717,972	7,124,983	$ 73,641,186
Issued to shareholders electing to receive payments of distributions in Fund shares	2,427,933	23,887,925	1,521,498	15,247,782
Redemptions	(12,093,790)	(118,761,394)	(13,237,792)	(133,801,289)
Net decrease	(6,747,061)	$ (66,155,497)	(4,591,311)	$ (44,912,321)
Class I
Sales	144,101,389	$ 1,423,150,623	378,384,610	$ 3,911,906,179
Issued to shareholders electing to receive payments of distributions in Fund shares	32,436,796	319,569,650	25,769,703	258,944,572
Redemptions	(301,013,983)	(2,954,991,822)	(419,698,107)	(4,208,438,319)
Net decrease	(124,475,798)	$(1,212,271,549)	(15,543,794)	$ (37,587,568)
Class R6
Sales	8,134,927	$ 80,029,817	10,838,711	$ 111,166,323
Issued to shareholders electing to receive payments of distributions in Fund shares	108,951	1,073,201	213,520	2,159,950
Redemptions	(9,198,167)	(90,740,484)	(21,370,023)	(220,447,271)
Net decrease	(954,289)	$ (9,637,466)	(10,317,792)	$ (107,120,998)
20

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
21

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $2,494,276, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 0.66% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 94.00% of distributions from net investment income as a 163(j) interest dividend.
22

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments

Asset-Backed Securities — 4.9%
Security	Principal Amount (000's omitted)	Value
Alinea CLO, Ltd.:
Series 2018-1A, Class D, 8.777%, (3 mo. SOFR + 3.362%), 7/20/31(1)(2)	$2,500	$ 2,403,450
Series 2018-1A, Class E, 11.677%, (3 mo. SOFR + 6.262%), 7/20/31(1)(2)	3,000	2,621,361
AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 12.566%, (3 mo. SOFR + 7.172%), 1/15/32(1)(2)	5,000	4,394,235
AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 11.807%, (3 mo. SOFR + 6.442%), 11/10/30(1)(2)	3,525	3,009,589
Apidos CLO XX, Series 2015-20A, Class DR, 11.356%, (3 mo. SOFR + 5.962%), 7/16/31(1)(2)	2,375	2,135,332
Ares Loan Funding II, Ltd., Series 2022-ALF2A, Class ER, 13.656%, (3 mo. SOFR + 8.24%), 10/20/36(1)(2)	1,675	1,642,003
Ares LVlll CLO, Ltd., Series 2020-58A, Class ER, 12.094%, (3 mo. SOFR + 6.70%), 1/15/35(1)(2)	3,000	2,733,831
Ares XLIX CLO, Ltd., Series 2018-49A, Class D, 8.674%, (3 mo. SOFR + 3.262%), 7/22/30(1)(2)	2,500	2,395,640
Ares XXXIIR CLO, Ltd.:
Series 2014-32RA, Class C, 8.526%, (3 mo. SOFR + 3.162%), 5/15/30(1)(2)	5,000	4,754,640
Series 2014-32RA, Class D, 11.476%, (3 mo. SOFR + 6.111%), 5/15/30(1)(2)	1,000	856,831
Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 11.356%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,000	3,552,104
Babson CLO, Ltd.:
Series 2015-1A, Class DR, 8.277%, (3 mo. SOFR + 2.862%), 1/20/31(1)(2)	2,500	2,362,727
Series 2018-1A, Class C, 8.256%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	3,500	3,276,546
Bain Capital Credit CLO, Ltd., Series 2018-1A, Class D, 8.374%, (3 mo. SOFR + 2.962%), 4/23/31(1)(2)	5,000	4,651,770
Battalion CLO XXII, Ltd., Series 2021-22A, Class E, 12.627%, (3 mo. SOFR + 7.212%), 1/20/35(1)(2)	1,750	1,482,668
Battalion CLO XXIII, Ltd., Series 2022-23A, Class D, 9.344%, (3 mo. SOFR + 3.95%), 5/19/36(1)(2)	3,500	3,230,965
Benefit Street Partners CLO V-B, Ltd., Series 2018-5BA, Class D, 11.627%, (3 mo. SOFR + 6.212%), 4/20/31(1)(2)	3,500	3,250,653
Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 11.277%, (3 mo. SOFR + 5.862%), 1/20/31(1)(2)	5,401	4,544,758
Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 8.277%, (3 mo. SOFR + 2.862%), 4/20/31(1)(2)	1,500	1,419,594
Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 12.364%, (3 mo. SOFR + 6.962%), 1/17/32(1)(2)	2,250	2,108,072
Security	Principal Amount (000's omitted)	Value
Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class ER, 12.006%, (3 mo. SOFR + 6.612%), 7/15/32(1)(2)	$1,750	$ 1,677,869
Benefit Street Partners CLO XXII, Ltd., Series 2020-22A, Class ER, 12.346%, (3 mo. SOFR + 6.93%), 4/20/35(1)(2)	1,000	930,082
Benefit Street Partners CLO XXV, Ltd., Series 2021-25A, Class E, 12.506%, (3 mo. SOFR + 7.112%), 1/15/35(1)(2)	3,000	2,845,206
Betony CLO 2, Ltd.:
Series 2018-1A, Class C, 8.552%, (3 mo. SOFR + 3.162%), 4/30/31(1)(2)	2,500	2,387,102
Series 2018-1A, Class D, 11.302%, (3 mo. SOFR + 5.912%), 4/30/31(1)(2)	2,525	2,222,104
BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, 12.517%, (3 mo. SOFR + 7.102%), 4/20/34(1)(2)	1,250	1,100,115
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 12.807%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	3,000	2,781,324
BlueMountain CLO XXX, Ltd., Series 2020-30A, Class ER, 12.094%, (3 mo. SOFR + 6.70%), 4/15/35(1)(2)	2,000	1,779,092
BlueMountain CLO XXXIII, Ltd., Series 2021-33A, Class E, 12.471%, (3 mo. SOFR + 7.092%), 11/20/34(1)(2)	2,500	2,322,227
BlueMountain CLO XXXV, Ltd., Series 2022-35A, Class E, 13.162%, (3 mo. SOFR + 7.75%), 7/22/35(1)(2)	2,000	1,884,938
BlueMountain CLO, Ltd.:
Series 2015-3A, Class CR, 8.277%, (3 mo. SOFR + 2.862%), 4/20/31(1)(2)	5,000	4,652,830
Series 2015-3A, Class DR, 11.077%, (3 mo. SOFR + 5.662%), 4/20/31(1)(2)	3,000	2,510,772
Series 2016-3A, Class DR, 8.726%, (3 mo. SOFR + 3.362%), 11/15/30(1)(2)	1,500	1,375,377
Series 2016-3A, Class ER, 11.576%, (3 mo. SOFR + 6.212%), 11/15/30(1)(2)	1,500	1,224,608
Series 2018-1A, Class D, 8.702%, (3 mo. SOFR + 3.312%), 7/30/30(1)(2)	2,500	2,266,957
Series 2018-1A, Class E, 11.602%, (3 mo. SOFR + 6.212%), 7/30/30(1)(2)	2,000	1,534,322
Bryant Park Funding, Ltd.:
Series 2023-20A, Class D, 11.449%, (3 mo. SOFR + 6.09%), 7/15/36(1)(2)	5,250	5,116,156
Series 2023-21A, Class D, 10.935%, (3 mo. SOFR + 5.45%), 10/18/36(1)(2)	4,475	4,445,599
Canyon Capital CLO, Ltd.:
Series 2012-1RA, Class E, 11.356%, (3 mo. SOFR + 5.962%), 7/15/30(1)(2)	4,875	4,244,814
Series 2016-1A, Class ER, 11.406%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	4,000	3,392,436

23
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Canyon Capital CLO, Ltd.: (continued)
Series 2016-2A, Class ER, 11.656%, (3 mo. SOFR + 6.262%), 10/15/31(1)(2)	$4,500	$ 3,826,125
Series 2018-1A, Class D, 8.556%, (3 mo. SOFR + 3.162%), 7/15/31(1)(2)	3,000	2,848,887
Series 2018-1A, Class E, 11.406%, (3 mo. SOFR + 6.012%), 7/15/31(1)(2)	2,750	2,345,882
Series 2019-2A, Class ER, 12.406%, (3 mo. SOFR + 7.011%), 10/15/34(1)(2)	1,500	1,360,722
Carlyle CLO C17, Ltd.:
Series C17A, Class CR, 8.452%, (3 mo. SOFR + 3.062%), 4/30/31(1)(2)	5,000	4,680,700
Series C17A, Class DR, 11.652%, (3 mo. SOFR + 6.262%), 4/30/31(1)(2)	3,500	2,841,314
Carlyle Global Market Strategies CLO, Ltd.:
Series 2012-3A, Class CR2, 9.156%, (3 mo. SOFR + 3.762%), 1/14/32(1)(2)	2,500	2,408,155
Series 2012-3A, Class DR2, 12.156%, (3 mo. SOFR + 6.761%), 1/14/32(1)(2)	1,500	1,251,521
Series 2014-3RA, Class C, 8.599%, (3 mo. SOFR + 3.212%), 7/27/31(1)(2)	1,000	924,119
Series 2014-3RA, Class D, 11.049%, (3 mo. SOFR + 5.662%), 7/27/31(1)(2)	2,150	1,877,116
Series 2014-4RA, Class C, 8.556%, (3 mo. SOFR + 3.162%), 7/15/30(1)(2)	2,750	2,542,001
Series 2014-4RA, Class D, 11.306%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	1,500	1,206,492
Carlyle US CLO, Ltd.:
Series 2019-4A, Class DR, 11.994%, (3 mo. SOFR + 6.60%), 4/15/35(1)(2)	3,000	2,658,969
Series 2022-6A, Class DR, 10.13%, (3 mo. SOFR + 4.75%), 10/25/36(1)(2)	2,800	2,809,523
CarVal CLO IV, Ltd., Series 2021-1A, Class E, 12.277%, (3 mo. SOFR + 6.862%), 7/20/34(1)(2)	1,000	975,659
CIFC Funding, Ltd., Series 2022-4A, Class D, 8.944%, (3 mo. SOFR + 3.55%), 7/16/35(1)(2)	1,750	1,725,726
Crown City CLO I, Series 2020-1A, Class DR, 12.677%, (3 mo. SOFR + 7.262%), 7/20/34(1)(2)	250	223,087
Dryden CLO, Ltd.:
Series 2018-55A, Class D, 8.506%, (3 mo. SOFR + 3.112%), 4/15/31(1)(2)	1,500	1,399,137
Series 2018-55A, Class E, 11.056%, (3 mo. SOFR + 5.662%), 4/15/31(1)(2)	2,000	1,749,672
Series 2022-112A, Class E, 13.145%, (3 mo. SOFR + 7.78%), 8/15/34(1)(2)	2,000	1,973,216
Dryden Senior Loan Fund:
Series 2015-41A, Class DR, 8.256%, (3 mo. SOFR + 2.862%), 4/15/31(1)(2)	7,000	6,498,611
Series 2015-41A, Class ER, 10.956%, (3 mo. SOFR + 5.562%), 4/15/31(1)(2)	1,268	989,947
Series 2016-42A, Class DR, 8.586%, (3 mo. SOFR + 3.192%), 7/15/30(1)(2)	2,500	2,348,357
Series 2016-42A, Class ER, 11.206%, (3 mo. SOFR + 5.812%), 7/15/30(1)(2)	3,500	2,953,135
Security	Principal Amount (000's omitted)	Value
Elmwood CLO 14, Ltd., Series 2022-1A, Class E, 11.766%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	$1,950	$ 1,875,321
Elmwood CLO 17, Ltd., Series 2022-4A, Class E, 12.553%, (3 mo. SOFR + 7.15%), 7/17/35(1)(2)	2,000	1,981,362
Empower CLO, Ltd., Series 2023-2A, Class D, 10.74%, (3 mo. SOFR + 5.40%), 7/15/36(1)(2)	2,000	1,995,574
Galaxy XXV CLO, Ltd.:
Series 2015-19A, Class D1R, 12.19%, (3 mo. SOFR + 6.792%), 7/24/30(1)(2)	2,000	1,769,058
Series 2018-25A, Class D, 8.74%, (3 mo. SOFR + 3.362%), 10/25/31(1)(2)	2,500	2,438,492
Series 2018-25A, Class E, 11.59%, (3 mo. SOFR + 6.211%), 10/25/31(1)(2)	3,500	3,098,378
Golub Capital Partners CLO 37B, Ltd.:
Series 2018-37A, Class D, 8.977%, (3 mo. SOFR + 3.562%), 7/20/30(1)(2)	4,000	3,709,444
Series 2018-37A, Class E, 11.427%, (3 mo. SOFR + 6.012%), 7/20/30(1)(2)	4,750	4,695,978
Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 12.377%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	1,250	1,141,728
Golub Capital Partners CLO 58B, Ltd., Series 2021-58A, Class E, 12.45%, (3 mo. SOFR + 7.072%), 1/25/35(1)(2)	2,500	2,306,540
Golub Capital Partners CLO, Ltd., Series 2020-48A, Class D, 9.464%, (3 mo. SOFR + 4.062%), 4/17/33(1)(2)	2,000	1,881,668
Halseypoint CLO 5, Ltd., Series 2021-5A, Class E, 12.592%, (3 mo. SOFR + 7.202%), 1/30/35(1)(2)	2,000	1,821,042
Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 12.077%, (3 mo. SOFR + 6.662%), 4/20/34(1)(2)	1,000	929,261
ICG US CLO, Ltd.:
Series 2018-2A, Class D, 8.774%, (3 mo. SOFR + 3.362%), 7/22/31(1)(2)	2,000	1,844,714
Series 2018-2A, Class E, 11.424%, (3 mo. SOFR + 6.012%), 7/22/31(1)(2)	3,000	2,468,892
Madison Park Funding LIX, Ltd., Series 2021-59A, Class E, 12.257%, (3 mo. SOFR + 6.862%), 1/18/34(1)(2)	1,550	1,447,717
Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class ER, 12.444%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	2,500	2,464,607
Marble Point CLO XXIV, Ltd., Series 2022-1A, Class D1, 9.656%, (3 mo. SOFR + 4.24%), 4/20/35(1)(2)	2,000	1,948,968
Neuberger Berman CLO XVIII, Ltd., Series 2014-18A, Class DR2, 11.594%, (3 mo. SOFR + 6.182%), 10/21/30(1)(2)	2,000	1,857,866
Neuberger Berman CLO XXII, Ltd.:
Series 2016-22A, Class DR, 8.764%, (3 mo. SOFR + 3.362%), 10/17/30(1)(2)	2,500	2,405,505
Series 2016-22A, Class ER, 11.724%, (3 mo. SOFR + 6.322%), 10/17/30(1)(2)	3,000	2,729,217

24
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 11.277%, (3 mo. SOFR + 5.862%), 4/20/30(1)(2)	$1,950	$ 1,712,176
Neuberger Berman Loan Advisers CLO 48, Ltd., Series 2022-48A, Class E, 11.878%, (3 mo. SOFR + 6.50%), 4/25/36(1)(2)	2,600	2,473,812
OCP CLO, Ltd.:
Series 2022-24A, Class D, 9.216%, (3 mo. SOFR + 3.80%), 7/20/35(1)(2)	500	472,812
Series 2022-24A, Class E, 12.836%, (3 mo. SOFR + 7.42%), 7/20/35(1)(2)	1,000	966,488
Palmer Square CLO, Ltd.:
Series 2013-2A, Class DRR, 11.514%, (3 mo. SOFR + 6.111%), 10/17/31(1)(2)	1,425	1,334,976
Series 2015-1A, Class DR4, 12.141%, (3 mo. SOFR + 6.762%), 5/21/34(1)(2)	2,000	1,847,830
Series 2018-1A, Class D, 10.807%, (3 mo. SOFR + 5.412%), 4/18/31(1)(2)	2,000	1,881,298
Series 2018-2A, Class D, 11.256%, (3 mo. SOFR + 5.862%), 7/16/31(1)(2)	2,000	1,928,870
Series 2021-2A, Class E, 12.006%, (3 mo. SOFR + 6.612%), 7/15/34(1)(2)	1,000	962,846
Series 2022-1A, Class E, 11.766%, (3 mo. SOFR + 6.35%), 4/20/35(1)(2)	5,500	5,306,378
RAD CLO 5, Ltd., Series 2019-5A, Class E, 12.36%, (3 mo. SOFR + 6.962%), 7/24/32(1)(2)	1,250	1,169,161
RAD CLO 11, Ltd., Series 2021-11A, Class E, 11.906%, (3 mo. SOFR + 6.512%), 4/15/34(1)(2)	750	711,525
RAD CLO 14, Ltd., Series 2021-14A, Class E, 12.156%, (3 mo. SOFR + 6.762%), 1/15/35(1)(2)	1,050	983,733
Regatta XIII Funding, Ltd.:
Series 2018-2A, Class C, 8.756%, (3 mo. SOFR + 3.362%), 7/15/31(1)(2)	2,500	2,432,925
Series 2018-2A, Class D, 11.606%, (3 mo. SOFR + 6.212%), 7/15/31(1)(2)	5,000	4,067,035
Regatta XIV Funding, Ltd.:
Series 2018-3A, Class D, 8.84%, (3 mo. SOFR + 3.462%), 10/25/31(1)(2)	2,500	2,442,735
Series 2018-3A, Class E, 11.59%, (3 mo. SOFR + 6.211%), 10/25/31(1)(2)	2,000	1,801,678
Regatta XV Funding, Ltd., Series 2018-4A, Class D, 12.14%, (3 mo. SOFR + 6.762%), 10/25/31(1)(2)	2,875	2,543,044
Symphony CLO, Ltd., Series 2022-37A, Class D1, 10.846%, (3 mo. SOFR + 5.43%), 10/20/34(1)(2)	2,500	2,518,007
Upland CLO, Ltd.:
Series 2016-1A, Class CR, 8.577%, (3 mo. SOFR + 3.162%), 4/20/31(1)(2)	4,500	4,239,504
Series 2016-1A, Class DR, 11.577%, (3 mo. SOFR + 6.162%), 4/20/31(1)(2)	2,125	1,920,182
Vibrant CLO IX, Ltd.:
Series 2018-9A, Class C, 8.877%, (3 mo. SOFR + 3.462%), 7/20/31(1)(2)	2,500	2,231,463
Security	Principal Amount (000's omitted)	Value
Vibrant CLO IX, Ltd.: (continued)
Series 2018-9A, Class D, 11.927%, (3 mo. SOFR + 6.512%), 7/20/31(1)(2)	$3,500	$ 2,432,773
Vibrant CLO X, Ltd.:
Series 2018-10A, Class C, 8.927%, (3 mo. SOFR + 3.512%), 10/20/31(1)(2)	5,000	4,605,920
Series 2018-10A, Class D, 11.867%, (3 mo. SOFR + 6.452%), 10/20/31(1)(2)	5,000	3,719,755
Voya CLO, Ltd.:
Series 2014-1A, Class DR2, 11.657%, (3 mo. SOFR + 6.262%), 4/18/31(1)(2)	3,250	2,613,543
Series 2015-3A, Class CR, 8.827%, (3 mo. SOFR + 3.412%), 10/20/31(1)(2)	2,500	2,177,888
Series 2015-3A, Class DR, 11.877%, (3 mo. SOFR + 6.462%), 10/20/31(1)(2)	5,500	4,405,318
Series 2016-3A, Class CR, 8.907%, (3 mo. SOFR + 3.512%), 10/18/31(1)(2)	2,000	1,813,576
Series 2016-3A, Class DR, 11.737%, (3 mo. SOFR + 6.342%), 10/18/31(1)(2)	2,375	1,880,140
Webster Park CLO, Ltd.:
Series 2015-1A, Class CR, 8.577%, (3 mo. SOFR + 3.162%), 7/20/30(1)(2)	2,000	1,925,990
Series 2015-1A, Class DR, 11.177%, (3 mo. SOFR + 5.762%), 7/20/30(1)(2)	2,500	2,130,353
Wellfleet CLO, Ltd.:
Series 2021-3A, Class E, 12.756%, (3 mo. SOFR + 7.362%), 1/15/35(1)(2)	1,050	884,497
Series 2022-1A, Class D, 9.534%, (3 mo. SOFR + 4.14%), 4/15/34(1)(2)	1,000	945,569
Series 2022-1A, Class E, 13.254%, (3 mo. SOFR + 7.86%), 4/15/34(1)(2)	2,300	2,130,223
Series 2022-2A, Class E, 13.955%, (3 mo. SOFR + 8.56%), 10/18/35(1)(2)	1,000	990,339
Total Asset-Backed Securities (identified cost $315,618,680)		$ 287,354,466

Common Stocks — 0.7%
Security	Shares	Value
Aerospace and Defense — 0.0%
IAP Global Services, LLC(3)(4)(5)	168	$ 0
		$ 0
Chemicals — 0.0%
Flint Campfire Topco, Ltd., Class A(3)(4)(5)	4,095,976	$ 0
		$ 0
Commercial Services & Supplies — 0.1%
Monitronics International, Inc.(4)(5)	199,603	$ 4,191,663

25
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Commercial Services & Supplies (continued)
Phoenix Services International, LLC(4)(5)	291,132	$ 2,765,754
Phoenix Services International, LLC(4)(5)	26,562	252,339
		$ 7,209,756
Containers and Glass Products — 0.0%(6)
LG Newco Holdco, Inc.(4)(5)	342,076	$ 1,966,937
		$ 1,966,937
Electronics/Electrical — 0.0%(6)
Skillsoft Corp.(4)(5)	50,519	$ 949,757
		$ 949,757
Entertainment — 0.1%
New Cineworld, Ltd.(4)(5)	113,548	$ 2,427,088
		$ 2,427,088
Health Care — 0.0%
Akorn Holding Company, LLC(3)(4)(5)	792,089	$ 0
		$ 0
Household Durables — 0.3%
Serta Simmons Bedding, Inc.(4)(5)	1,401,999	$ 19,627,986
Serta SSB Equipment Co.(3)(4)(5)	1,401,999	0
		$ 19,627,986
Investment Companies — 0.0%(6)
Aegletes B.V.(4)(5)	138,671	$ 334,544
Jubilee Topco, Ltd., Class A(3)(4)	2,563,805	0
		$ 334,544
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., Class A(4)(5)	30,298	$ 2,590,479
		$ 2,590,479
Oil and Gas — 0.0%(6)
AFG Holdings, Inc.(3)(4)(5)	281,241	$ 556,857
McDermott International, Ltd.(4)(5)	1,382,889	373,380
		$ 930,237
Pharmaceuticals — 0.0%(6)
Covis Midco 1 S.a.r.l., Class A(4)(5)	8,349	$ 4,258
Covis Midco 1 S.a.r.l., Class B(4)(5)	8,349	4,258
Covis Midco 1 S.a.r.l., Class C(4)(5)	8,349	4,258
Security	Shares	Value
Pharmaceuticals (continued)
Covis Midco 1 S.a.r.l., Class D(4)(5)	8,349	$ 4,258
Covis Midco 1 S.a.r.l., Class E(4)(5)	8,349	4,258
		$ 21,290
Retailers (Except Food and Drug) — 0.0%(6)
Phillips Pet Holding Corp.(3)(4)(5)	2,960	$ 117,617
		$ 117,617
Telecommunications — 0.0%
Global Eagle Entertainment(3)(4)(5)	390,679	$ 0
		$ 0
Utilities — 0.1%
Longview Intermediate Holdings, LLC, Class A(4)(5)	359,046	$ 2,897,502
		$ 2,897,502
Total Common Stocks (identified cost $79,555,952)		$ 39,073,193

Corporate Bonds — 10.3%
Security	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.4%
TransDigm, Inc.:
6.25%, 3/15/26(1)	1,500	$ 1,466,857
6.75%, 8/15/28(1)	3,825	3,718,792
6.875%, 12/15/30(1)	19,500	18,847,335
		$ 24,032,984
Air Transport — 0.6%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(1)	16,083	$ 15,656,057
5.75%, 4/20/29(1)	14,475	13,071,356
United Airlines, Inc.:
4.375%, 4/15/26(1)	5,050	4,689,478
4.625%, 4/15/29(1)	5,050	4,270,296
		$ 37,687,187
Automotive — 0.2%
Adient Global Holdings, Ltd., 7.00%, 4/15/28(1)	2,650	$ 2,611,297

26
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Automotive (continued)
Clarios Global, L.P., 6.75%, 5/15/25(1)		2,183	$ 2,167,769
Clarios Global, L.P./Clarios US Finance Co., 6.25%, 5/15/26(1)		4,478	4,382,269
			$ 9,161,335
Building and Development — 0.1%
Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)		7,493	$ 6,839,978
Winnebago Industries, Inc., 6.25%, 7/15/28(1)		1,100	1,035,557
			$ 7,875,535
Business Equipment and Services — 1.0%
Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		2,475	$ 2,319,879
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:
4.625%, 6/1/28(1)		20,725	16,908,433
4.625%, 6/1/28(1)		27,575	22,582,678
Prime Security Services Borrower, LLC/Prime Finance, Inc., 5.75%, 4/15/26(1)		17,950	17,431,027
			$ 59,242,017
Chemicals — 0.5%
Cheever Escrow Issuer, LLC, 7.125%, 10/1/27(1)		1,075	$ 990,825
INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	2,000	2,005,100
INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		5,464	5,223,966
Olympus Water US Holding Corp.:
4.25%, 10/1/28(1)		10,050	8,029,649
9.75%, 11/15/28(1)		11,400	11,148,641
			$ 27,398,181
Commercial Services — 0.3%
Neptune Bidco U.S., Inc., 9.29%, 4/15/29(1)		21,600	$ 19,083,354
			$ 19,083,354
Containers & Packaging — 0.2%
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer, LLC:
4.00%, 10/15/27(1)		6,325	$ 5,525,828
4.375%, 10/15/28(1)		10,100	8,603,411
			$ 14,129,239
Diversified Financial Services — 0.3%
AG Issuer, LLC, 6.25%, 3/1/28(1)		11,581	$ 10,681,362
Security	Principal Amount* (000's omitted)	Value
Diversified Financial Services (continued)
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)	3,350	$ 3,368,827
Aretec Escrow Issuer 2, Inc., 10.00%, 8/15/30(1)(7)	5,375	5,442,188
		$ 19,492,377
Diversified Telecommunication Services — 1.0%
Altice France S.A.:
5.125%, 1/15/29(1)	1,600	$ 1,105,958
5.125%, 7/15/29(1)	55,000	37,694,052
5.50%, 10/15/29(1)	6,455	4,445,207
Level 3 Financing, Inc., 3.875%, 11/15/29(1)	11,175	9,968,071
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)	7,625	6,296,649
		$ 59,509,937
Drugs — 0.1%
Jazz Securities DAC, 4.375%, 1/15/29(1)	10,050	$ 8,748,862
		$ 8,748,862
Ecological Services and Equipment — 0.1%
GFL Environmental, Inc., 4.25%, 6/1/25(1)	6,025	$ 5,798,269
		$ 5,798,269
Electronics/Electrical — 0.4%
GoTo Group, Inc., 5.50%, 9/1/27(1)	12,010	$ 6,276,551
Imola Merger Corp., 4.75%, 5/15/29(1)	20,200	17,627,694
		$ 23,904,245
Entertainment — 0.1%
Live Nation Entertainment, Inc., 3.75%, 1/15/28(1)	2,412	$ 2,114,118
Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	1,208	1,200,812
		$ 3,314,930
Health Care — 0.7%
Medline Borrower, L.P., 3.875%, 4/1/29(1)	25,150	$ 21,259,312
Tenet Healthcare Corp., 4.25%, 6/1/29	25,375	21,742,876
		$ 43,002,188
Hotels, Restaurants & Leisure — 0.6%
Carnival Corp., 4.00%, 8/1/28(1)	37,975	$ 33,062,736
SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,425	2,460,126
		$ 35,522,862

27
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Household Products — 0.3%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(1)	16,969	$ 15,366,534
		$ 15,366,534
Insurance — 0.4%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co., 4.25%, 10/15/27(1)	700	$ 616,144
NFP Corp.:
4.875%, 8/15/28(1)	7,025	6,158,031
7.50%, 10/1/30(1)	3,350	3,176,167
8.50%, 10/1/31(1)	10,725	10,555,187
		$ 20,505,529
Internet Software & Services — 0.3%
Central Parent, Inc./CDK Global, Inc., 7.25%, 6/15/29(1)	15,225	$ 14,642,308
		$ 14,642,308
Leisure Goods/Activities/Movies — 0.4%
Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)	3,475	$ 3,169,825
NCL Corp., Ltd., 5.875%, 2/15/27(1)	22,375	20,617,983
		$ 23,787,808
Machinery — 0.3%
Madison IAQ, LLC, 4.125%, 6/30/28(1)	12,300	$ 10,286,928
TK Elevator U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,950	4,511,713
		$ 14,798,641
Media — 0.4%
iHeartCommunications, Inc.:
4.75%, 1/15/28(1)	2,975	$ 2,107,986
5.25%, 8/15/27(1)	2,500	1,834,505
6.375%, 5/1/26	1,159	946,222
8.375%, 5/1/27	2,101	1,290,215
Univision Communications, Inc.:
4.50%, 5/1/29(1)	10,075	8,019,739
7.375%, 6/30/30(1)	10,000	8,814,934
		$ 23,013,601
Oil, Gas & Consumable Fuels — 0.2%
CITGO Petroleum Corporation, 7.00%, 6/15/25(1)	12,175	$ 11,975,879
		$ 11,975,879
Security	Principal Amount* (000's omitted)	Value
Professional Services — 0.1%
CoreLogic, Inc., 4.50%, 5/1/28(1)	6,000	$ 4,761,360
		$ 4,761,360
Real Estate Investment Trusts (REITs) — 0.1%
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	7,925	$ 7,145,576
		$ 7,145,576
Retail — 0.1%
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/29(1)	6,790	$ 5,713,208
		$ 5,713,208
Retailers (Except Food and Drug) — 0.0%(6)
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,575	$ 1,395,385
		$ 1,395,385
Software — 0.3%
Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,850	$ 4,789,375
Cloud Software Group, Inc., 9.00%, 9/30/29(1)	12,100	10,315,311
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)	4,000	3,277,710
		$ 18,382,396
Technology — 0.3%
Clarivate Science Holdings Corp., 3.875%, 7/1/28(1)	12,575	$ 10,812,462
NCR Atleos Escrow Corp., 9.50%, 4/1/29(1)	8,700	8,537,223
		$ 19,349,685
Telecommunications — 0.4%
LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	17,200	$ 13,416,354
VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	10,575	8,328,044
		$ 21,744,398
Trading Companies & Distributors — 0.0%(6)
American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	875	$ 786,373
		$ 786,373

28
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Wireless Telecommunication Services — 0.1%
Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	7,250	$ 6,659,342
		$ 6,659,342
Total Corporate Bonds (identified cost $693,166,182)		$ 607,931,525

Exchange-Traded Funds — 0.3%
Security	Shares	Value
SPDR Blackstone Senior Loan ETF	384,000	$ 15,955,200
Total Exchange-Traded Funds (identified cost $17,625,066)		$ 15,955,200

Preferred Stocks — 0.1%
Security	Shares	Value
Nonferrous Metals/Minerals — 0.1%
ACNR Holdings, Inc., 15.00% (PIK)(4)(5)	14,309	$ 7,359,595
Total Preferred Stocks (identified cost $0)		$ 7,359,595

Senior Floating-Rate Loans — 108.6%(8)
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense — 2.7%
Aernnova Aerospace S.A.U.:
Term Loan, 6.783%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,179	$ 4,272,127
Term Loan, 6.934%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	1,071	1,095,417
AI Convoy (Luxembourg) S.a.r.l., Term Loan, 7.722%, (3 mo. EURIBOR + 3.50%), 1/18/27	EUR	4,300	4,428,979
Dynasty Acquisition Co., Inc.:
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28		37,242	36,875,857
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28		15,961	15,803,939
IAP Worldwide Services, Inc., Term Loan - Second Lien, 12.152%, (3 mo. USD LIBOR + 6.50%), 7/18/23(3)		1,184	904,120
TransDigm, Inc.:
Term Loan, 8.64%, (SOFR + 3.25%), 2/22/27		29,446	29,458,251
Term Loan, 8.64%, (SOFR + 3.25%), 8/24/28		34,729	34,722,348
Borrower/Description	Principal Amount* (000's omitted)		Value
Aerospace and Defense (continued)
WP CPP Holdings, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 4/30/25		35,212	$ 33,944,111
			$ 161,505,149
Airlines — 0.6%
American Airlines, Inc., Term Loan, 10.427%, (SOFR + 4.75%), 4/20/28		32,400	$ 32,900,742
			$ 32,900,742
Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 3/8/30		5,448	$ 5,386,339
			$ 5,386,339
Auto Components — 2.3%
Adient US, LLC, Term Loan, 8.689%, (SOFR + 3.25%), 4/10/28		7,981	$ 7,990,709
Autokiniton US Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 4/6/28		22,289	21,889,252
Clarios Global, L.P., Term Loan, 7.118%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	21,261	22,432,920
DexKo Global, Inc.:
Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	3,604	3,603,801
Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 10/4/28	EUR	8,046	8,045,089
Term Loan, 9.402%, (SOFR + 3.75%), 10/4/28		14,258	13,685,336
Garrett LX I S.a.r.l., Term Loan, 8.895%, (SOFR + 3.25%), 4/30/28		6,272	6,230,185
Garrett Motion, Inc., Term Loan, 9.883%, (SOFR + 4.50%), 4/30/28		9,429	9,452,143
LSF12 Badger Bidco, LLC, Term Loan, 11.324%, (SOFR + 6.00%), 8/30/30		4,000	3,995,000
LTI Holdings, Inc.:
Term Loan, 8.939%, (SOFR + 3.50%), 9/6/25		8,073	7,715,307
Term Loan, 10.189%, (SOFR + 4.75%), 7/24/26		8,607	8,255,196
RealTruck Group, Inc.:
Term Loan, 9.189%, (SOFR + 3.75%), 1/31/28		13,910	13,291,923
Term Loan, 10.406%, (SOFR + 5.00%), 1/31/28		8,950	8,583,605
			$ 135,170,466
Automobiles — 1.0%
Bombardier Recreational Products, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 5/24/27		35,185	$ 34,921,139
MajorDrive Holdings IV, LLC:
Term Loan, 9.652%, (SOFR + 4.00%), 6/1/28		20,362	19,835,689

29
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Automobiles (continued)
MajorDrive Holdings IV, LLC: (continued)
Term Loan, 11.04%, (SOFR + 5.50%), 6/1/29		1,496	$ 1,483,111
			$ 56,239,939
Beverages — 0.6%
Arterra Wines Canada, Inc., Term Loan, 9.152%, (SOFR + 3.50%), 11/24/27		3,404	$ 3,222,564
City Brewing Company, LLC, Term Loan, 9.164%, (SOFR + 3.50%), 4/5/28		8,700	6,451,156
Triton Water Holdings, Inc., Term Loan, 8.902%, (SOFR + 3.25%), 3/31/28		25,515	24,247,685
			$ 33,921,405
Biotechnology — 0.5%
Alkermes, Inc., Term Loan, 7.949%, (SOFR + 2.50%), 3/12/26		12,702	$ 12,606,930
Alltech, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 10/13/28		6,842	6,696,628
Grifols Worldwide Operations USA, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 11/15/27		9,268	9,027,382
			$ 28,330,940
Building Products — 1.0%
Cornerstone Building Brands, Inc., Term Loan, 8.685%, (SOFR + 3.25%), 4/12/28		17,967	$ 17,132,640
CPG International, Inc., Term Loan, 7.924%, (SOFR + 2.50%), 4/28/29		14,801	14,798,650
LHS Borrower, LLC, Term Loan, 10.174%, (SOFR + 4.75%), 2/16/29		6,697	5,876,506
MI Windows and Doors, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/18/27		6,351	6,358,445
Standard Industries, Inc., Term Loan, 7.953%, (SOFR + 2.50%), 9/22/28		13,029	13,063,965
			$ 57,230,206
Capital Markets — 6.0%
Advisor Group, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 8/17/28		31,480	$ 31,397,521
AllSpring Buyer, LLC, Term Loan, 8.949%, (SOFR + 3.25%), 11/1/28		8,230	8,026,346
Aretec Group, Inc.:
Term Loan, 9.674%, (SOFR + 4.25%), 10/1/25		25,515	25,529,243
Term Loan, 9.924%, (SOFR + 4.50%), 8/9/30		10,898	10,611,623
Brookfield Property REIT, Inc., Term Loan, 7.924%, (SOFR + 2.50%), 8/27/25		5,186	5,138,419
CeramTec AcquiCo GmbH, Term Loan, 7.283%, (3 mo. EURIBOR + 3.50%), 3/16/29	EUR	14,461	14,957,464
Borrower/Description	Principal Amount* (000's omitted)		Value
Capital Markets (continued)
Citadel Securities, L.P., Term Loan, 7.939%, (SOFR + 2.50%), 7/29/30		9,682	$ 9,667,338
Citco Funding, LLC, Term Loan, 4/27/28(9)		10,425	10,444,547
Clipper Acquisitions Corp., Term Loan, 7.192%, (SOFR + 1.75%), 3/3/28		7,795	7,762,829
Edelman Financial Center, LLC, Term Loan, 8.939%, (SOFR + 3.50%), 4/7/28		22,283	21,937,845
EIG Management Company, LLC, Term Loan, 9.177%, (SOFR + 3.75%), 2/22/25		2,670	2,669,625
FinCo I, LLC, Term Loan, 8.383%, (SOFR + 3.00%), 6/27/29		16,284	16,292,330
Focus Financial Partners, LLC:
Term Loan, 7.824%, (SOFR + 2.50%), 6/30/28		10,831	10,745,152
Term Loan, 8.574%, (SOFR + 3.25%), 6/30/28		27,453	27,380,762
Term Loan, 8.824%, (SOFR + 3.50%), 6/30/28		8,475	8,466,169
Franklin Square Holdings, L.P., Term Loan, 7.674%, (SOFR + 2.25%), 8/1/25		6,484	6,491,817
Guggenheim Partners, LLC, Term Loan, 8.64%, (SOFR + 3.25%), 12/12/29		32,353	32,366,485
HighTower Holdings, LLC, Term Loan, 9.38%, (SOFR + 4.00%), 4/21/28		9,264	9,107,225
Hudson River Trading, LLC, Term Loan, 8.439%, (SOFR + 3.00%), 3/20/28		29,737	29,353,712
LPL Holdings, Inc., Term Loan, 7.165%, (SOFR + 1.75%), 11/12/26		19,154	19,197,645
Mariner Wealth Advisors, LLC, Term Loan, 8.901%, (SOFR + 3.25%), 8/18/28		15,069	14,842,532
Victory Capital Holdings, Inc.:
Term Loan, 7.772%, (SOFR + 2.25%), 7/1/26		18,707	18,697,902
Term Loan, 7.772%, (SOFR + 2.25%), 12/29/28		8,636	8,603,913
			$ 349,688,444
Chemicals — 6.0%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 7.89%, (SOFR + 2.50%), 12/20/29		21,207	$ 21,268,762
CPC Acquisition Corp., Term Loan, 9.402%, (SOFR + 3.75%), 12/29/27		17,474	13,831,823
Flint Group Midco Limited, Term Loan, 10.674%, (SOFR + 5.00%), 9.924% cash, 0.75% PIK, 12/31/26		5,770	5,366,411
Flint Group Packaging INKS North America Holdings, LLC:
Term Loan, 9.002%, (3 mo. EURIBOR + 5.00%), 8.252% cash, 0.75% PIK, 12/31/26	EUR	1,283	1,262,388
Term Loan, 11.002%, (3 mo. EURIBOR + 7.00%), 4.102% cash, 6.90% PIK, 12/31/27	EUR	623	482,565
Term Loan - Second Lien, 11.002%, (3 mo. EURIBOR + 7.00%), 4.102% cash, 6.90% PIK, 12/31/27	EUR	830	158,868

30
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
Flint Group Topco Limited:
Term Loan, 12.674%, (SOFR + 7.00%), 5.774% cash, 6.90% PIK, 12/31/27		2,814	$ 2,061,038
Term Loan - Second Lien, 12.674%, (SOFR + 7.00%), 5.774% cash, 6.90% PIK, 12/31/27		3,752	678,526
Gemini HDPE, LLC, Term Loan, 8.645%, (SOFR + 3.00%), 12/31/27		5,681	5,671,942
GEON Performance Solutions, LLC, Term Loan, 10.402%, (SOFR + 4.75%), 8/18/28		7,620	7,467,817
Groupe Solmax, Inc., Term Loan, 10.303%, (SOFR + 4.75%), 5/29/28(10)		19,874	18,616,633
INEOS Enterprises Holdings II Limited, Term Loan, 7.783%, (3 mo. EURIBOR + 4.00%), 7/7/30	EUR	2,290	2,388,564
INEOS Enterprises Holdings US Finco, LLC, Term Loan, 9.273%, (SOFR + 3.75%), 7/8/30		14,000	13,708,338
INEOS Finance PLC:
Term Loan, 6.618%, (1 mo. EURIBOR + 2.75%), 11/8/28	EUR	9,675	9,830,829
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 11/8/27	EUR	7,846	8,201,887
INEOS Quattro Holdings UK, Ltd.:
Term Loan, 6.622%, (1 week EURIBOR + 2.75%), 1/29/26	EUR	26,250	27,423,777
Term Loan, 7.872%, (1 week EURIBOR + 4.00%), 3/14/30	EUR	4,075	4,177,016
Term Loan, 9.174%, (SOFR + 3.75%), 3/14/30		6,110	6,006,587
INEOS Styrolution US Holding, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 1/29/26		12,578	12,379,268
INEOS US Finance, LLC:
Term Loan, 7.825%, (SOFR + 2.50%), 11/8/28		6,768	6,623,744
Term Loan, 8.924%, (SOFR + 3.50%), 2/18/30		11,122	10,937,920
Term Loan, 9.174%, (SOFR + 3.75%), 11/8/27		3,422	3,385,364
Kraton Corporation, Term Loan, 8.921%, (SOFR + 3.25%), 3/15/29		6,132	5,848,037
Kraton Polymers Holdings B.V., Term Loan, 7.217%, (EURIBOR + 3.25%), 3/15/29(10)	EUR	4,650	4,739,759
Lonza Group AG:
Term Loan, 7.897%, (3 mo. EURIBOR + 3.93%), 7/3/28	EUR	9,600	8,778,846
Term Loan, 9.415%, (SOFR + 3.93%), 7/3/28		14,720	12,504,105
Messer Industries GmbH:
Term Loan, 6.368%, (1 mo. EURIBOR + 2.50%), 3/2/26	EUR	1,622	1,717,302
Term Loan, 8.152%, (SOFR + 2.50%), 3/2/26		7,900	7,902,468
Momentive Performance Materials, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 3/29/28		16,122	15,396,143
Olympus Water US Holding Corporation:
Term Loan, 9.402%, (SOFR + 3.75%), 11/9/28		4,438	4,336,305
Term Loan, 9.99%, (SOFR + 4.50%), 11/9/28		5,861	5,767,957
Borrower/Description	Principal Amount* (000's omitted)		Value
Chemicals (continued)
Orion Engineered Carbons GmbH:
Term Loan, 6.372%, (3 mo. EURIBOR + 2.40%), 9/24/28	EUR	1,250	$ 1,325,932
Term Loan, 7.64%, (SOFR + 2.15%), 9/24/28		4,851	4,790,363
PQ Corporation, Term Loan, 7.983%, (SOFR + 2.50%), 6/9/28		25,204	25,085,595
Rohm Holding GmbH:
Term Loan, 8.472%, (6 mo. EURIBOR + 4.50%), 7/31/26	EUR	1,000	950,968
Term Loan, 10.881%, (SOFR + 5.00%), 7/31/26		17,350	16,034,260
Term Loan, 7/31/26(9)	EUR	13,700	13,028,257
SCUR-Alpha 1503 GmbH, Term Loan, 10.883%, (SOFR + 5.50%), 3/29/30		6,866	6,333,464
Tronox Finance, LLC:
Term Loan, 8.116%, (SOFR + 2.50%), 3/10/28(10)		12,836	12,611,521
Term Loan, 8.64%, (SOFR + 3.25%), 4/4/29		3,915	3,863,171
Term Loan, 8.824%, (SOFR + 3.50%), 8/16/28		6,425	6,344,688
W.R. Grace & Co.-Conn., Term Loan, 9.402%, (SOFR + 3.75%), 9/22/28		12,969	12,767,894
			$ 352,057,102
Commercial Services & Supplies — 2.0%
Asplundh Tree Expert, LLC, Term Loan, 7.174%, (SOFR + 1.75%), 9/7/27		10,137	$ 10,154,715
Belfor Holdings, Inc.:
Term Loan, 9.439%, (SOFR + 4.00%), 4/6/26		2,261	2,261,479
Term Loan, 9.574%, (SOFR + 4.25%), 4/6/26		4,550	4,558,673
Term Loan, 10/25/30(9)		8,425	8,425,000
EnergySolutions, LLC, Term Loan, 9.382%, (SOFR + 4.00%), 9/20/30		17,247	17,171,895
Foundever Group, Term Loan, 7.62%, (1 mo. EURIBOR + 3.75%), 8/28/28	EUR	7,075	7,203,461
GFL Environmental, Inc., Term Loan, 7.912%, (SOFR + 2.50%), 5/31/27		4,322	4,330,513
Harsco Corporation, Term Loan, 7.689%, (SOFR + 2.25%), 3/10/28		1,301	1,271,273
JFL-Tiger Acquisition Co., Inc., Term Loan, 10.403%, (SOFR + 5.00%), 10/17/30		9,375	9,269,531
LABL, Inc., Term Loan, 10.424%, (SOFR + 5.00%), 10/29/28		9,358	8,841,846
Monitronics International, Inc., Term Loan, 13.145%, (SOFR + 7.50%), 6/30/28		11,001	11,125,052
Phoenix Services International, LLC, Term Loan, 11.427%, (SOFR + 6.10%), 6/30/28		3,500	3,264,012
SITEL Worldwide Corporation, Term Loan, 9.189%, (SOFR + 3.75%), 8/28/28		13,409	12,952,447

31
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Commercial Services & Supplies (continued)
Tempo Acquisition, LLC, Term Loan, 8.074%, (SOFR + 2.75%), 8/31/28		4,199	$ 4,200,072
TMF Group Holding B.V., Term Loan, 10.414%, (SOFR + 5.00%), 5/3/28		5,175	5,178,235
TruGreen Limited Partnership, Term Loan, 9.424%, (SOFR + 4.00%), 11/2/27		9,333	8,778,041
			$ 118,986,245
Communications Equipment — 0.1%
CommScope, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 4/6/26		4,484	$ 3,883,445
Digi International, Inc., Term Loan, 10.439%, (SOFR + 5.00%), 11/1/28		4,547	4,549,057
			$ 8,432,502
Construction Materials — 0.3%
Quikrete Holdings, Inc.:
Term Loan, 8.064%, (SOFR + 2.63%), 2/1/27		4,742	$ 4,740,346
Term Loan, 8.189%, (SOFR + 2.75%), 3/19/29		11,303	11,311,166
			$ 16,051,512
Consumer Staples Distribution & Retail — 0.5%
Cardenas Markets, Inc., Term Loan, 12.24%, (SOFR + 6.75%), 8/1/29		5,373	$ 5,373,536
Peer Holding III B.V.:
Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 9/29/28	EUR	7,550	7,973,263
Term Loan, 10/19/30(9)		14,625	14,570,156
			$ 27,916,955
Containers & Packaging — 2.0%
Berlin Packaging, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 3/11/28(10)		9,681	$ 9,474,244
Clydesdale Acquisition Holdings, Inc., Term Loan, 9.599%, (SOFR + 4.18%), 4/13/29		22,679	21,978,496
Kouti B.V.:
Term Loan, 7.458%, (3 mo. EURIBOR + 3.68%), 8/31/28	EUR	32,750	33,431,620
Term Loan, 8.533%, (3 mo. EURIBOR + 4.75%), 8/31/28	EUR	2,000	2,099,007
Pregis TopCo Corporation:
Term Loan, 9.074%, (SOFR + 3.75%), 7/31/26		2,334	2,314,312
Term Loan, 9.189%, (SOFR + 3.75%), 7/31/26		1,617	1,608,915
Pretium Packaging, LLC, Term Loan - Second Lien, 9.995%, (SOFR + 4.60%), 10/2/28		7,242	5,522,031
Pretium PKG Holdings, Inc., Term Loan - Second Lien, 12.20%, (SOFR + 6.75%), 10/1/29(10)		7,100	3,150,625
Borrower/Description	Principal Amount* (000's omitted)		Value
Containers & Packaging (continued)
Proampac PG Borrower, LLC, Term Loan, 10.585%, (SOFR + 4.50%), 9/15/28		15,000	$ 14,843,745
Trident TPI Holdings, Inc.:
Term Loan, 9.652%, (SOFR + 4.00%), 9/15/28		6,496	6,425,228
Term Loan, 9.89%, (SOFR + 4.50%), 9/15/28		17,532	17,488,562
			$ 118,336,785
Distributors — 0.1%
Phillips Feed Service, Inc., Term Loan, 12.427%, (SOFR + 7.00%), 11/13/24(3)		538	$ 430,363
Winterfell Financing S.a.r.l., Term Loan, 8.765%, (3 mo. EURIBOR + 5.00%), 5/4/28	EUR	2,500	2,595,652
			$ 3,026,015
Diversified Consumer Services — 1.0%
Ascend Learning, LLC:
Term Loan, 8.924%, (SOFR + 3.50%), 12/11/28		12,471	$ 11,641,244
Term Loan - Second Lien, 11.174%, (SOFR + 5.75%), 12/10/29		5,243	4,473,864
Belron Finance US, LLC, Term Loan, 8.057%, (SOFR + 2.43%), 4/13/28		8,507	8,516,445
FrontDoor, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 6/17/28		953	950,382
KUEHG Corp., Term Loan, 10.39%, (SOFR + 5.00%), 6/12/30		18,250	18,258,139
Sotheby's, Term Loan, 10.156%, (SOFR + 4.50%), 1/15/27		10,422	10,122,566
Spring Education Group, Inc., Term Loan, 9.914%, (SOFR + 4.50%), 10/4/30		4,725	4,679,720
			$ 58,642,360
Diversified Financial Services — 0.1%
Concorde Midco, Ltd., Term Loan, 7.892%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	7,480	$ 7,799,172
			$ 7,799,172
Diversified Telecommunication Services — 1.0%
CenturyLink, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 3/15/27		28,655	$ 21,603,167
GEE Holdings 2, LLC:
Term Loan, 13.50%, (SOFR + 8.25%), 3/24/25		9,869	8,980,646
Term Loan - Second Lien, 13.75%, (SOFR + 8.25%), 7.00% cash, 6.75% PIK, 3/23/26		7,607	4,564,183
Level 3 Financing, Inc., Term Loan, 7.189%, (SOFR + 1.75%), 3/1/27		11,500	10,816,532
Telenet Financing USD, LLC, Term Loan, 7.449%, (SOFR + 2.00%), 4/30/28		5,075	4,941,781

32
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Diversified Telecommunication Services (continued)
Virgin Media Bristol, LLC, Term Loan, 7.949%, (SOFR + 2.50%), 1/31/28		4,843	$ 4,714,101
Virgin Media SFA Finance Limited, Term Loan, 6.372%, (1 mo. EURIBOR + 2.50%), 1/31/29	EUR	1,125	1,149,975
			$ 56,770,385
Electronic Equipment, Instruments & Components — 1.3%
Creation Technologies, Inc., Term Loan, 11.176%, (SOFR + 5.50%), 10/5/28		15,513	$ 14,699,003
II-VI Incorporated, Term Loan, 8.189%, (SOFR + 2.75%), 7/2/29		1,474	1,472,919
Ingram Micro, Inc., Term Loan, 8.653%, (SOFR + 3.00%), 6/30/28		4,481	4,481,233
Minimax Viking GmbH, Term Loan, 7.133%, (EURIBOR + 3.25%), 7/31/28(10)	EUR	3,984	4,215,437
Mirion Technologies, Inc., Term Loan, 8.402%, (SOFR + 2.75%), 10/20/28		2,350	2,346,099
MX Holdings US, Inc., Term Loan, 7/31/28(9)		3,350	3,343,719
Robertshaw US Holding Corp.:
Term Loan, 13.49%, (SOFR + 8.00%), 8.490% cash, 5.00% PIK, 2/28/27		4,853	4,901,278
Term Loan - Second Lien, 12.49%, (SOFR + 7.00%), 2/28/27		20,495	17,317,867
TTM Technologies, Inc., Term Loan, 8.065%, (SOFR + 2.75%), 5/30/30		6,983	6,986,864
Verifone Systems, Inc., Term Loan, 9.653%, (SOFR + 4.00%), 8/20/25		20,407	19,013,339
			$ 78,777,758
Energy Equipment & Services — 0.5%
Ameriforge Group, Inc.:
Term Loan, 16.731%, (SOFR + 13.00%), 12/29/23(3)(11)		2,245	$ 1,791,244
Term Loan, 18.456%, (SOFR + 13.00%), 12/29/23(3)(10)		17,625	14,061,537
GIP Pilot Acquisition Partners L.P., Term Loan, 8.388%, (SOFR + 3.00%), 10/4/30		6,250	6,250,000
Lealand Finance Company B.V.:
Letter of Credit, 3.638%, 6/28/24(11)		10,000	7,450,000
Term Loan, 12.439%, (SOFR + 7.00%), 9.439% cash, 3.00% PIK, 6/30/25		3,435	1,914,859
			$ 31,467,640
Engineering & Construction — 1.2%
Aegion Corporation, Term Loan, 10.395%, (SOFR + 4.75%), 5/17/28		17,680	$ 17,581,008
American Residential Services, LLC, Term Loan, 9.152%, (SOFR + 3.50%), 10/15/27		8,445	8,434,845
Borrower/Description	Principal Amount* (000's omitted)		Value
Engineering & Construction (continued)
APi Group DE, Inc.:
Term Loan, 7.689%, (SOFR + 2.25%), 10/1/26		11,043	$ 11,059,970
Term Loan, 7.939%, (SOFR + 2.50%), 1/3/29		5,176	5,186,926
Centuri Group, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 8/27/28		9,144	9,137,183
Northstar Group Services, Inc.:
Term Loan, 10.939%, (SOFR + 5.50%), 11/12/26		12,962	12,962,369
Term Loan, 10.949%, (SOFR + 5.50%), 11/12/26		1,963	1,957,594
USIC Holdings, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 5/12/28		6,177	5,974,312
			$ 72,294,207
Entertainment — 1.3%
City Football Group Limited, Term Loan, 8.453%, (SOFR + 3.00%), 7/21/28		12,001	$ 11,910,884
Crown Finance US, Inc., Term Loan, 7.381%, (SOFR + 1.50%), 7/31/28		2,461	2,517,188
Delta 2 (LUX) S.a.r.l., Term Loan, 7.574%, (SOFR + 2.25%), 1/15/30		2,500	2,493,750
EP Purchaser, LLC, Term Loan, 9.152%, (SOFR + 3.50%), 11/6/28		997	973,467
Playtika Holding Corp., Term Loan, 8.189%, (SOFR + 2.75%), 3/13/28		27,261	26,490,582
Renaissance Holding Corp.:
Term Loan, 10.074%, (SOFR + 4.75%), 4/5/30		13,750	13,580,985
Term Loan - Second Lien, 12.424%, (SOFR + 7.00%), 5/29/26		143	142,251
UFC Holdings, LLC, Term Loan, 8.399%, (SOFR + 2.75%), 4/29/26		14,700	14,704,284
Vue International Bidco PLC:
Term Loan, 12.13%, (6 mo. EURIBOR + 8.00%), 6/30/27	EUR	384	397,980
Term Loan, 12.63%, (6 mo. EURIBOR + 8.50%), 6.13% cash, 6.50% PIK, 12/31/27	EUR	2,682	1,266,375
			$ 74,477,746
Equity Real Estate Investment Trusts (REITs) — 0.2%
Iron Mountain, Inc., Term Loan, 7.189%, (1 mo. USD LIBOR + 1.75%), 1/2/26		8,954	$ 8,945,476
			$ 8,945,476
Financial Services — 1.2%
Ditech Holding Corporation, Term Loan, 0.00%, 3/28/24(12)		15,063	$ 1,656,959
GTCR W Merger Sub, LLC:
Term Loan, 9/20/30(9)		38,850	38,614,142
Term Loan, 9/20/30(9)	EUR	1,000	1,056,778

33
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Financial Services (continued)
NCR Atleos, LLC, Term Loan, 10.176%, (SOFR + 4.75%), 3/27/29		17,400	$ 16,707,619
Walker & Dunlop, Inc., Term Loan, 7.674%, (SOFR + 2.25%), 12/16/28		13,976	13,952,764
			$ 71,988,262
Food Products — 1.5%
8th Avenue Food & Provisions, Inc., Term Loan, 10.189%, (SOFR + 4.75%), 10/1/25		7,252	$ 6,868,246
Badger Buyer Corp., Term Loan, 8.939%, (SOFR + 3.50%), 9/30/24		9,493	8,128,089
CHG PPC Parent, LLC, Term Loan, 8.439%, (SOFR + 3.00%), 12/8/28		6,230	6,167,415
Del Monte Foods, Inc., Term Loan, 9.682%, (SOFR + 4.25%), 5/16/29		6,559	6,363,627
Froneri International, Ltd.:
Term Loan, 6.097%, (6 mo. EURIBOR + 2.13%), 1/29/27	EUR	1,500	1,544,637
Term Loan, 7.674%, (SOFR + 2.25%), 1/29/27		8,706	8,658,385
Monogram Food Solutions, LLC, Term Loan, 9.439%, (SOFR + 4.00%), 8/28/28		1,770	1,725,344
Nomad Foods US, LLC, Term Loan, 8.469%, (SOFR + 3.00%), 11/13/29		14,174	14,188,228
Sovos Brands Intermediate, Inc., Term Loan, 9.145%, (SOFR + 3.50%), 6/8/28		9,191	9,211,337
United Petfood Group B.V., Term Loan, 6.852%, (6 mo. EURIBOR + 2.75%), 4/23/28	EUR	9,025	9,326,540
Valeo F1 Company Limited (Ireland):
Term Loan, 8.136%, (6 mo. EURIBOR + 4.00%), 9/29/28	EUR	9,450	9,002,713
Term Loan, 10.186%, (SONIA + 5.00%), 6/28/28	GBP	5,500	5,755,760
			$ 86,940,321
Gas Utilities — 0.4%
CQP Holdco, L.P., Term Loan, 8.99%, (SOFR + 3.50%), 6/5/28		24,456	$ 24,463,147
			$ 24,463,147
Health Care Equipment & Supplies — 1.5%
Artivion, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/1/27		6,506	$ 6,313,523
Bayou Intermediate II, LLC, Term Loan, 10.128%, (SOFR + 4.50%), 8/2/28		9,093	8,729,125
Gloves Buyer, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 12/29/27		18,261	17,621,459
ICU Medical, Inc., Term Loan, 8.04%, (SOFR + 2.50%), 1/8/29		7,979	7,962,711
Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Equipment & Supplies (continued)
Journey Personal Care Corp., Term Loan, 9.981%, (6 mo. USD LIBOR + 4.25%), 3/1/28		28,647	$ 27,545,920
Medline Borrower, L.P.:
Term Loan, 7.368%, (1 mo. EURIBOR + 3.50%), 10/23/28	EUR	1,000	1,049,172
Term Loan, 8.689%, (SOFR + 3.25%), 10/23/28		19,227	19,117,396
			$ 88,339,306
Health Care Providers & Services — 5.8%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 9.402%, (SOFR + 3.75%), 9/7/28		14,860	$ 14,822,854
BW NHHC Holdco, Inc., Term Loan - Second Lien, 13.39%, (SOFR + 8.00%), 1/15/26		19,042	16,281,321
Cano Health, LLC, Term Loan, 9.533%, (SOFR + 4.00%), 11/23/27(10)		7,609	4,489,209
CCRR Parent, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 3/6/28		5,235	4,986,479
Cerba Healthcare S.A.S.:
Term Loan, 7.583%, (1 mo. EURIBOR + 3.70%), 6/30/28	EUR	20,800	20,475,749
Term Loan, 7.883%, (1 mo. EURIBOR + 4.00%), 2/16/29	EUR	8,600	8,584,012
CHG Healthcare Services, Inc.:
Term Loan, 8.689%, (SOFR + 3.25%), 9/29/28		7,863	7,787,950
Term Loan, 9.145%, (SOFR + 3.75%), 9/29/28		5,275	5,234,340
Covis Finco S.a.r.l.:
Term Loan, 9.90%, (SOFR + 4.50%), 2/18/27		4,368	4,193,458
Term Loan, 12.04%, (SOFR + 6.50%), 2/18/27		10,270	7,394,694
Dedalus Finance GmbH, Term Loan, 7.712%, (6 mo. EURIBOR + 3.75%), 7/17/27	EUR	14,150	14,290,349
Elsan S.A.S., Term Loan, 7.39%, (6 mo. EURIBOR + 3.35%), 6/16/28	EUR	4,150	4,259,110
Ensemble RCM, LLC, Term Loan, 9.233%, (SOFR + 3.75%), 8/3/26		8,401	8,407,777
Envision Healthcare Corporation:
Term Loan, 0.00%, 3/31/27(12)		6,718	7,994,599
Term Loan - Second Lien, 0.00%, 3/31/27(12)		47,025	8,229,435
IVC Acquisition, Ltd., Term Loan, 7.687%, (6 mo. EURIBOR + 4.00%), 2/13/26	EUR	20,825	21,832,944
Medical Solutions Holdings, Inc.:
Term Loan, 8.773%, (SOFR + 3.25%), 11/1/28		15,174	14,181,313
Term Loan - Second Lien, 12.523%, (SOFR + 7.00%), 11/1/29		9,500	8,478,750
Mehilainen Yhtiot Oy, Term Loan, 7.497%, (3 mo. EURIBOR + 3.53%), 8/8/25	EUR	6,475	6,847,986
Midwest Physician Administrative Services, LLC, Term Loan, 8.902%, (SOFR + 3.25%), 3/12/28		10,030	9,425,688

34
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Health Care Providers & Services (continued)
National Mentor Holdings, Inc.:
Term Loan, 9.187%, (SOFR + 3.75%), 3/2/28(10)		15,735	$ 13,781,060
Term Loan, 9.24%, (SOFR + 3.75%), 3/2/28		438	383,336
Term Loan - Second Lien, 12.74%, (SOFR + 7.25%), 3/2/29		6,475	4,516,313
Phoenix Guarantor, Inc.:
Term Loan, 8.689%, (SOFR + 3.25%), 3/5/26		24,054	23,846,845
Term Loan, 8.939%, (SOFR + 3.50%), 3/5/26		4,434	4,395,794
Radiology Partners, Inc., Term Loan, 10.179%, (SOFR + 4.25%), 7/9/25		17,020	12,754,055
Ramsay Generale de Sante S.A., Term Loan, 6.952%, (3 mo. EURIBOR + 2.95%), 4/22/27	EUR	7,400	7,826,027
Select Medical Corporation, Term Loan, 8.324%, (SOFR + 3.00%), 3/6/27		56,317	56,237,577
Sound Inpatient Physicians, Term Loan, 8.645%, (SOFR + 3.00%), 6/27/25		2,566	856,061
Synlab Bondco PLC, Term Loan, 6.392%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	2,600	2,724,408
TTF Holdings, LLC, Term Loan, 9.439%, (SOFR + 4.00%), 3/31/28		5,644	5,651,378
U.S. Anesthesia Partners, Inc., Term Loan, 9.679%, (SOFR + 4.25%), 10/1/28		9,419	8,215,082
			$ 339,385,953
Health Care Technology — 1.7%
Certara, L.P., Term Loan, 9.184%, (SOFR + 3.50%), 8/15/26		9,283	$ 9,294,499
eResearchTechnology, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 2/4/27		9,562	9,257,424
Imprivata, Inc.:
Term Loan, 9.189%, (SOFR + 3.75%), 12/1/27		15,197	15,158,512
Term Loan, 9.574%, (SOFR + 4.25%), 12/1/27		3,580	3,581,180
MedAssets Software Intermediate Holdings, Inc.:
Term Loan, 9.439%, (SOFR + 4.00%), 12/18/28		17,533	13,916,819
Term Loan - Second Lien, 12.189%, (SOFR + 6.75%), 12/17/29		9,625	5,849,594
Navicure, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 10/22/26		10,028	10,036,341
PointClickCare Technologies, Inc., Term Loan, 8.76%, (SOFR + 3.00%), 12/29/27		4,288	4,282,650
Symplr Software, Inc., Term Loan, 9.983%, (SOFR + 4.50%), 12/22/27		11,445	10,064,454
Verscend Holding Corp., Term Loan, 9.439%, (SOFR + 4.00%), 8/27/25		21,362	21,377,130
			$ 102,818,603
Borrower/Description	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure — 5.2%
1011778 B.C. Unlimited Liability Company, Term Loan, 7.574%, (SOFR + 2.25%), 9/20/30		45,515	$ 45,252,796
Bally's Corporation, Term Loan, 8.927%, (SOFR + 3.25%), 10/2/28		3,834	3,588,037
Carnival Corporation:
Term Loan, 7.618%, (1 mo. EURIBOR + 3.75%), 6/30/25	EUR	9,546	10,116,261
Term Loan, 8.689%, (SOFR + 3.25%), 10/18/28		39,988	39,321,274
ClubCorp Holdings, Inc., Term Loan, 8.19%, (1 mo. USD LIBOR + 2.75%), 9/18/26		22,314	21,876,990
Fertitta Entertainment, LLC, Term Loan, 9.324%, (SOFR + 4.00%), 1/27/29		29,627	29,022,275
Great Canadian Gaming Corporation, Term Loan, 9.658%, (SOFR + 4.00%), 11/1/26		9,643	9,647,105
GVC Holdings (Gibraltar) Limited, Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 6/30/28	EUR	21,325	22,549,886
Ontario Gaming GTA L.P., Term Loan, 9.64%, (SOFR + 4.25%), 8/1/30		12,025	12,030,363
Oravel Stays Singapore Pte., Ltd., Term Loan, 13.908%, (SOFR + 8.25%), 6/23/26		5,914	5,233,780
Playa Resorts Holding B.V., Term Loan, 9.585%, (SOFR + 4.25%), 1/5/29		39,680	39,605,144
Scientific Games Holdings, L.P., Term Loan, 7.964%, (3 mo. EURIBOR + 4.00%), 4/4/29	EUR	1,000	1,045,139
Scientific Games International, Inc., Term Loan, 8.435%, (SOFR + 3.00%), 4/14/29		7,885	7,886,525
SeaWorld Parks & Entertainment, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 8/25/28		13,295	13,289,695
Stars Group Holdings B.V. (The):
Term Loan, 6.358%, (3 mo. EURIBOR + 2.50%), 7/21/26	EUR	12,305	13,034,257
Term Loan, 7.902%, (SOFR + 2.25%), 7/21/26		32,829	32,847,479
			$ 306,347,006
Household Durables — 1.2%
ACProducts, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 5/17/28		20,377	$ 16,250,630
Libbey Glass, Inc., Term Loan, 11.939%, (SOFR + 6.50%), 11/22/27		19,909	18,963,452
Serta Simmons Bedding, LLC, Term Loan, 12.90%, (SOFR + 7.50%), 6/29/28		20,679	20,480,448
Solis IV B.V., Term Loan, 8.891%, (SOFR + 3.50%), 2/26/29		17,967	17,001,560
			$ 72,696,090
Household Products — 0.5%
Energizer Holdings, Inc., Term Loan, 7.703%, (SOFR + 2.25%), 12/22/27		7,185	$ 7,181,370

35
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Household Products (continued)
Kronos Acquisition Holdings, Inc.:
Term Loan, 9.402%, (SOFR + 3.75%), 12/22/26		9,807	$ 9,628,496
Term Loan, 11.567%, (SOFR + 6.00%), 12/22/26		5,649	5,649,375
Nobel Bidco B.V., Term Loan, 7.27%, (6 mo. EURIBOR + 3.50%), 9/1/28	EUR	9,050	8,831,020
			$ 31,290,261
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Construction Finance Company L.P., Term Loan, 7.574%, (SOFR + 2.25%), 7/31/30		10,519	$ 10,445,606
Calpine Corporation:
Term Loan, 7.439%, (SOFR + 2.00%), 4/5/26		3,174	3,174,829
Term Loan, 7.939%, (SOFR + 2.50%), 12/16/27		3,693	3,693,777
			$ 17,314,212
Industrial Conglomerates — 0.5%
Ammeraal Beltech Holding B.V., Term Loan, 8.972%, (3 mo. EURIBOR + 5.00%), 12/30/28	EUR	10,775	$ 11,375,378
Rain Carbon GmbH, Term Loan, 8.787%, (3 mo. EURIBOR + 5.00%), 10/31/28	EUR	15,875	16,713,131
			$ 28,088,509
Insurance — 2.2%
Alliant Holdings Intermediate, LLC:
Term Loan, 8.835%, (SOFR + 3.50%), 11/5/27		2,873	$ 2,867,134
Term Loan, 8.939%, (1 mo. USD LIBOR + 3.50%), 11/5/27		13,967	13,939,991
AmWINS Group, Inc.:
Term Loan, 7.689%, (SOFR + 2.25%), 2/19/28		11,302	11,221,190
Term Loan, 8.189%, (SOFR + 2.75%), 2/19/28		15,419	15,405,171
AssuredPartners, Inc.:
Term Loan, 8.824%, (SOFR + 3.50%), 2/12/27		5,294	5,254,005
Term Loan, 2/12/27(9)		13,000	12,909,273
Financiere CEP S.A.S., Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 6/18/27	EUR	5,242	5,463,733
HUB International Limited, Term Loan, 9.662%, (SOFR + 4.25%), 6/20/30		17,758	17,773,218
NFP Corp., Term Loan, 8.689%, (SOFR + 3.25%), 2/16/27		27,630	27,150,532
Ryan Specialty Group, LLC, Term Loan, 8.424%, (SOFR + 3.00%), 9/1/27		9,814	9,823,534
USI, Inc., Term Loan, 9/27/30(9)		9,050	9,017,945
			$ 130,825,726
Borrower/Description	Principal Amount* (000's omitted)		Value
Interactive Media & Services — 0.7%
Adevinta ASA:
Term Loan, 6.472%, (3 mo. EURIBOR + 2.50%), 6/26/28	EUR	6,799	$ 7,198,200
Term Loan, 8.322%, (SOFR + 2.75%), 6/26/28		3,626	3,631,613
Buzz Finco, LLC:
Term Loan, 8.174%, (SOFR + 2.75%), 1/29/27		2,734	2,735,571
Term Loan, 8.674%, (SOFR + 3.25%), 1/29/27		549	549,527
Foundational Education Group, Inc., Term Loan, 9.895%, (SOFR + 4.25%), 8/31/28		3,558	3,326,786
Getty Images, Inc.:
Term Loan, 9.00%, (3 mo. EURIBOR + 5.00%), 2/19/26	EUR	2,224	2,348,783
Term Loan, 9.99%, (SOFR + 4.50%), 2/19/26		15,075	15,127,062
Match Group, Inc., Term Loan, 7.298%, (SOFR + 1.75%), 2/13/27		7,625	7,603,558
			$ 42,521,100
IT Services — 5.8%
Asurion, LLC:
Term Loan, 8.689%, (SOFR + 3.25%), 12/23/26		5,407	$ 5,233,905
Term Loan, 8.689%, (SOFR + 3.25%), 7/31/27		11,456	10,955,039
Term Loan, 9.424%, (SOFR + 4.00%), 8/19/28		21,544	20,604,725
Term Loan, 9.674%, (SOFR + 4.25%), 8/19/28		7,338	7,022,057
Term Loan - Second Lien, 10.689%, (SOFR + 5.25%), 1/31/28		18,610	16,244,985
Term Loan - Second Lien, 10.689%, (SOFR + 5.25%), 1/20/29		4,375	3,758,742
Cyxtera DC Holdings, Inc.:
DIP Loan, 13.951%, (SOFR + 8.50%), 12/7/23		16,383	16,495,163
Term Loan, 0.00%, 5/1/24(12)		45,767	26,773,588
Term Loan, 0.00%, 5/1/24(12)		13,280	7,801,825
Endure Digital, Inc., Term Loan, 9.422%, (SOFR + 3.50%), 2/10/28		33,744	31,408,700
Gainwell Acquisition Corp., Term Loan, 9.49%, (SOFR + 4.00%), 10/1/27		51,267	49,131,005
Go Daddy Operating Company, LLC:
Term Loan, 7.439%, (SOFR + 2.00%), 8/10/27		9,796	9,800,022
Term Loan, 7.824%, (SOFR + 2.50%), 11/9/29		52,470	52,576,405
Informatica, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 10/27/28		34,327	34,300,440
NAB Holdings, LLC, Term Loan, 8.54%, (SOFR + 3.00%), 11/23/28		13,797	13,729,526
Rackspace Technology Global, Inc., Term Loan, 8.206%, (SOFR + 2.75%), 2/15/28		13,485	6,078,423
Sedgwick Claims Management Services, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 2/24/28		9,975	9,953,402

36
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
IT Services (continued)
team.blue Finco S.a.r.l., Term Loan, 7.105%, (1 mo. EURIBOR + 3.20%), 3/30/28	EUR	12,375	$ 12,598,881
WEX, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 3/31/28		4,339	4,341,761
			$ 338,808,594
Leisure Products — 0.9%
Accell Group N.V., Term Loan, 8.653%, (3 mo. EURIBOR + 4.90%), 6/14/29	EUR	3,500	$ 3,207,258
Amer Sports Oyj, Term Loan, 7.948%, (3 mo. EURIBOR + 4.00%), 3/30/26	EUR	20,475	21,515,659
Fender Musical Instruments Corporation, Term Loan, 9.439%, (SOFR + 4.00%), 12/1/28		4,268	4,126,158
Hayward Industries, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 5/30/28		12,281	12,096,343
Recess Holdings, Inc., Term Loan, 9.383%, (SOFR + 4.00%), 3/29/27		7,800	7,785,375
SRAM, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 5/18/28		2,074	2,068,679
			$ 50,799,472
Life Sciences Tools & Services — 2.9%
Avantor Funding, Inc.:
Term Loan, 6.368%, (1 mo. EURIBOR + 2.50%), 6/12/28	EUR	21,310	$ 22,446,124
Term Loan, 7.674%, (SOFR + 2.25%), 11/8/27		5,966	5,970,559
Cambrex Corporation, Term Loan, 8.924%, (SOFR + 3.50%), 12/4/26		5,938	5,894,310
Catalent Pharma Solutions, Inc., Term Loan, 7.453%, (SOFR + 2.00%), 2/22/28		782	762,211
Curia Global, Inc., Term Loan, 9.233%, (SOFR + 3.75%), 8/30/26(10)		19,418	15,636,722
ICON Luxembourg S.a.r.l., Term Loan, 7.902%, (SOFR + 2.25%), 7/3/28		53,065	53,146,632
IQVIA, Inc., Term Loan, 7.402%, (SOFR + 1.75%), 1/17/25		13,620	13,667,314
LGC Group Holdings, Ltd., Term Loan, 7.118%, (1 mo. EURIBOR + 3.25%), 4/21/27	EUR	4,025	4,174,439
Loire Finco Luxembourg S.a.r.l., Term Loan, 8.924%, (SOFR + 3.50%), 4/21/27		3,485	3,401,906
PRA Health Sciences, Inc., Term Loan, 7.902%, (SOFR + 2.25%), 7/3/28		13,221	13,241,728
Sotera Health Holdings, LLC, Term Loan, 8.395%, (SOFR + 2.75%), 12/11/26		11,625	11,578,500
Star Parent, Inc., Term Loan, 9.386%, (3 mo. USD LIBOR + 4.00%), 9/27/30		18,475	17,680,187
			$ 167,600,632
Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery — 6.3%
AI Aqua Merger Sub, Inc., Term Loan, 9.082%, (SOFR + 3.75%), 7/31/28		19,610	$ 19,250,949
Albion Financing 3 S.a.r.l.:
Term Loan, 10.883%, (SOFR + 5.50%), 8/17/26		4,254	4,250,967
Term Loan, 10.924%, (SOFR + 5.25%), 8/17/26		19,994	19,993,875
Ali Group North America Corporation, Term Loan, 7.439%, (SOFR + 2.00%), 7/30/29		16,370	16,373,849
American Trailer World Corp., Term Loan, 9.174%, (SOFR + 3.75%), 3/3/28		16,117	15,162,955
Apex Tool Group, LLC, Term Loan, 10.689%, (SOFR + 5.25%), 2/8/29		23,517	20,062,537
Barnes Group, Inc., Term Loan, 8.424%, (SOFR + 3.00%), 9/3/30		14,800	14,702,882
Clark Equipment Company, Term Loan, 7.99%, (SOFR + 2.50%), 4/20/29		12,403	12,431,054
Conair Holdings, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 5/17/28		26,044	24,204,178
CPM Holdings, Inc., Term Loan, 9.827%, (SOFR + 4.50%), 9/28/28		7,000	7,006,566
Delachaux Group S.A., Term Loan, 9.88%, (SOFR + 4.50%), 4/16/26		4,130	4,130,000
Delachaux Group SA, Term Loan, 4/16/29(9)	EUR	8,400	8,772,978
EMRLD Borrower, L.P., Term Loan, 8.38%, (SOFR + 3.00%), 5/31/30		14,790	14,781,123
Engineered Machinery Holdings, Inc.:
Term Loan, 7.722%, (3 mo. EURIBOR + 3.75%), 5/21/28	EUR	11,883	12,407,858
Term Loan, 9.152%, (SOFR + 3.50%), 5/19/28		22,583	22,388,868
Term Loan - Second Lien, 11.652%, (SOFR + 6.00%), 5/21/29		2,000	1,960,000
Filtration Group Corporation, Term Loan, 8.939%, (SOFR + 3.50%), 10/21/28		3,218	3,197,922
Gates Global, LLC, Term Loan, 7.924%, (SOFR + 2.50%), 3/31/27		18,374	18,365,381
Icebox Holdco III, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 12/22/28		12,621	12,378,944
INNIO Group Holding GmbH, Term Loan, 6.871%, (1 mo. EURIBOR + 3.00%), 10/31/25	EUR	6,125	6,444,409
Madison IAQ, LLC, Term Loan, 8.703%, (SOFR + 3.25%), 6/21/28		23,025	22,235,916
Pro Mach Group, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 8/31/28		4,773	4,766,186
Roper Industrial Products Investment Company, LLC:
Term Loan, 8.972%, (3 mo. EURIBOR + 5.25%), 11/22/29	EUR	995	1,050,836
Term Loan, 9.89%, (SOFR + 4.50%), 11/22/29		11,275	11,266,019
SPX Flow, Inc., Term Loan, 9.924%, (SOFR + 4.50%), 4/5/29		19,620	19,476,372

37
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Machinery (continued)
Titan Acquisition Limited, Term Loan, 8.731%, (3 mo. USD LIBOR + 3.00%), 3/28/25		29,880	$ 29,460,479
TK Elevator Topco GmbH, Term Loan, 7.597%, (6 mo. EURIBOR + 3.63%), 7/30/27	EUR	12,100	12,600,969
Vertical US Newco, Inc., Term Loan, 9.381%, (SOFR + 3.50%), 7/30/27		6	6,138
Zephyr German BidCo GmbH, Term Loan, 7.833%, (3 mo. EURIBOR + 3.85%), 3/10/28	EUR	13,675	13,665,653
			$ 372,795,863
Media — 1.7%
CSC Holdings, LLC:
Term Loan, 7.699%, (1 mo. USD LIBOR + 2.25%), 7/17/25		24,723	$ 24,045,725
Term Loan, 7.699%, (1 mo. USD LIBOR + 2.25%), 1/15/26		5,592	5,391,043
Hubbard Radio, LLC, Term Loan, 9.69%, (1 mo. USD LIBOR + 4.25%), 3/28/25		7,610	6,443,074
iHeartCommunications, Inc.:
Term Loan, 8.439%, (SOFR + 3.00%), 5/1/26		1,127	964,957
Term Loan, 8.689%, (SOFR + 3.25%), 5/1/26		3,165	2,718,891
Mission Broadcasting, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 6/2/28		4,008	4,014,639
Nexstar Broadcasting, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 9/18/26		1,167	1,168,113
Recorded Books, Inc., Term Loan, 9.324%, (SOFR + 4.00%), 8/29/25		11,351	11,347,501
Sinclair Television Group, Inc.:
Term Loan, 7.939%, (SOFR + 2.50%), 9/30/26		5,305	4,479,575
Term Loan, 8.439%, (SOFR + 3.00%), 4/1/28		25,186	18,185,893
Univision Communications, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 3/15/26		23,194	23,057,713
			$ 101,817,124
Metals/Mining — 1.5%
Arsenal AIC Parent, LLC, Term Loan, 9.879%, (SOFR + 4.50%), 8/18/30		18,425	$ 18,413,484
Dynacast International, LLC:
Term Loan, 10.017%, (SOFR + 4.50%), 7/22/25		16,367	15,343,726
Term Loan, 14.517%, (SOFR + 9.00%), 10/22/25		2,926	2,209,012
PMHC II, Inc., Term Loan, 9.807%, (SOFR + 4.25%), 4/23/29		20,550	18,747,407
WireCo WorldGroup, Inc., Term Loan, 9.699%, (SOFR + 4.25%), 11/13/28		6,458	6,433,987
Zekelman Industries, Inc., Term Loan, 7.449%, (SOFR + 2.00%), 1/24/27		26,813	26,790,361
			$ 87,937,977
Borrower/Description	Principal Amount* (000's omitted)		Value
Oil, Gas & Consumable Fuels — 1.4%
Freeport LNG Investments, LLP, Term Loan, 9.177%, (SOFR + 3.50%), 12/21/28		9,279	$ 9,132,811
GIP II Blue Holding, L.P., Term Loan, 9.939%, (SOFR + 4.50%), 9/29/28		17,292	17,337,555
ITT Holdings, LLC, Term Loan, 10/5/30(9)		10,850	10,704,198
Matador Bidco S.a.r.l., Term Loan, 9.924%, (SOFR + 4.50%), 10/15/26		30,332	30,402,592
Oxbow Carbon, LLC, Term Loan, 9.457%, (SOFR + 4.00%), 5/10/30(10)		7,506	7,501,496
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 13.439%, (SOFR + 8.00%), 8/27/26		7,607	7,602,609
			$ 82,681,261
Personal Products — 0.2%
HLF Financing S.a.r.l., Term Loan, 7.939%, (SOFR + 2.50%), 8/18/25		13,794	$ 13,683,744
			$ 13,683,744
Pharmaceuticals — 2.2%
Aenova Holding GmbH, Term Loan, 8.487%, (3 mo. EURIBOR + 4.50%), 3/6/26	EUR	4,075	$ 4,293,791
AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 8.868%, (1 mo. EURIBOR + 5.00%), 9/30/28	EUR	12,550	13,288,454
Bausch Health Companies, Inc., Term Loan, 10.689%, (SOFR + 5.25%), 2/1/27		18,433	14,463,005
Ceva Sante Animale:
Term Loan, 11/1/30(9)	EUR	13,200	13,910,749
Term Loan, 11/1/30(9)		5,375	5,381,719
Elanco Animal Health Incorporated, Term Loan, 7.165%, (SOFR + 1.75%), 8/1/27		7,960	7,785,446
Jazz Financing Lux S.a.r.l., Term Loan, 8.939%, (SOFR + 3.50%), 5/5/28		8,317	8,326,220
Mallinckrodt International Finance S.A.:
DIP Loan, 13.439%, (SOFR + 8.00%), 8/28/24		1,788	1,861,122
DIP Loan, 13.451%, (SOFR + 8.00%), 8/28/24		3,379	3,527,311
Term Loan, 12.703%, (SOFR + 7.25%), 9/30/27		38,268	29,143,242
Term Loan, 12.953%, (SOFR + 7.50%), 9/30/27		12,161	9,295,692
PharmaZell GmbH, Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 5/12/27	EUR	1,950	1,992,112
Recipharm AB, Term Loan, 6.737%, (3 mo. EURIBOR + 2.95%), 2/17/28	EUR	15,275	15,449,603
			$ 128,718,466

38
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Professional Services — 2.7%
APFS Staffing Holdings, Inc., Term Loan, 9.324%, (SOFR + 4.00%), 12/29/28		3,940	$ 3,875,975
Apleona Holding GmbH, Term Loan, 6.898%, (3 mo. EURIBOR + 2.95%), 4/28/28	EUR	10,525	10,872,014
ASGN Incorporated, Term Loan, 7.574%, (SOFR + 2.25%), 8/30/30		4,875	4,898,614
CoreLogic, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28		17,334	15,817,118
Corporation Service Company, Term Loan, 8.674%, (SOFR + 3.25%), 11/2/29		4,991	4,997,762
Deerfield Dakota Holding, LLC, Term Loan, 9.14%, (SOFR + 3.75%), 4/9/27		10,728	10,382,005
EAB Global, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 8/16/28		15,695	15,454,120
Employbridge Holding Company, Term Loan, 10.407%, (SOFR + 4.75%), 7/19/28		23,801	20,759,006
First Advantage Holdings, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 1/31/27		3,606	3,611,349
Genuine Financial Holdings, LLC, Term Loan, 9.40%, (SOFR + 4.00%), 9/27/30		5,175	5,128,104
Neptune Bidco US, Inc., Term Loan, 10.507%, (SOFR + 5.00%), 4/11/29		9,129	8,032,206
Rockwood Service Corporation, Term Loan, 9.439%, (SOFR + 4.00%), 1/23/27		11,302	11,326,302
Trans Union, LLC:
Term Loan, 7.174%, (SOFR + 1.75%), 11/16/26		2,471	2,469,157
Term Loan, 7.689%, (SOFR + 2.25%), 12/1/28		34,098	34,089,508
Vaco Holdings, LLC, Term Loan, 10.393%, (SOFR + 5.00%), 1/21/29		5,453	5,173,719
			$ 156,886,959
Real Estate Management & Development — 1.0%
Cushman & Wakefield U.S. Borrower, LLC:
Term Loan, 8.189%, (SOFR + 2.75%), 8/21/25		921	$ 920,898
Term Loan, 8.674%, (SOFR + 3.25%), 1/31/30		10,634	10,182,019
Term Loan, 9.324%, (SOFR + 4.00%), 1/31/30		8,009	7,648,986
Greystar Real Estate Partners, LLC, Term Loan, 9.147%, (SOFR + 3.75%), 8/21/30		8,350	8,350,000
Homeserve USA Holding Corp., Term Loan, 8.416%, (SOFR + 3.00%), 10/21/30		12,075	12,044,812
RE/MAX International, Inc., Term Loan, 7.939%, (SOFR + 2.50%), 7/21/28		17,888	17,266,633
			$ 56,413,348
Road & Rail — 2.7%
Avis Budget Car Rental, LLC:
Term Loan, 7.189%, (SOFR + 1.75%), 8/6/27		33,771	$ 33,637,570
Borrower/Description	Principal Amount* (000's omitted)		Value
Road & Rail (continued)
Avis Budget Car Rental, LLC: (continued)
Term Loan, 8.924%, (SOFR + 3.50%), 3/16/29		4,104	$ 4,112,375
Grab Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 1/29/26		17,194	17,264,084
Hertz Corporation (The):
Term Loan, 8.691%, (SOFR + 3.25%), 6/30/28		16,492	16,381,677
Term Loan, 8.691%, (SOFR + 3.25%), 6/30/28		3,180	3,158,379
Kenan Advantage Group, Inc., Term Loan, 9.477%, (SOFR + 3.75%), 3/24/26		16,820	16,795,688
Uber Technologies, Inc., Term Loan, 8.159%, (SOFR + 2.75%), 3/3/30		68,388	68,439,682
			$ 159,789,455
Semiconductors & Semiconductor Equipment — 1.2%
Altar Bidco, Inc.:
Term Loan, 8.142%, (SOFR + 3.10%), 2/1/29(10)		20,811	$ 20,653,470
Term Loan - Second Lien, 10.493%, (SOFR + 5.60%), 2/1/30		7,300	7,099,250
Bright Bidco B.V., Term Loan, 14.378%, (SOFR + 9.00%), 6.378% cash, 8.00% PIK, 10/31/27		4,376	1,712,251
Entegris, Inc., Term Loan, 7.89%, (SOFR + 2.50%), 7/6/29		1,261	1,263,364
MaxLinear, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 6/23/28		3,250	3,201,250
MKS Instruments, Inc., Term Loan, 7.819%, (SOFR + 2.50%), 8/17/29		33,342	33,141,895
Synaptics Incorporated, Term Loan, 7.914%, (SOFR + 2.25%), 12/2/28		3,173	3,159,998
Ultra Clean Holdings, Inc., Term Loan, 9.191%, (SOFR + 3.75%), 8/27/25		2,848	2,855,431
			$ 73,086,909
Software — 16.4%
Applied Systems, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 9/18/26		67,781	$ 68,011,446
Aptean, Inc.:
Term Loan, 9.674%, (SOFR + 4.25%), 4/23/26		22,344	22,326,156
Term Loan - Second Lien, 12.424%, (SOFR + 7.00%), 4/23/27		6,500	6,069,375
Astra Acquisition Corp.:
Term Loan, 10.902%, (SOFR + 5.25%), 10/25/28		14,219	9,753,192
Term Loan - Second Lien, 14.527%, (SOFR + 8.88%), 10/25/29		21,995	11,547,224
Banff Merger Sub, Inc.:
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 10/2/25	EUR	5,922	6,257,553
Term Loan, 9.189%, (SOFR + 3.75%), 10/2/25		14,998	15,001,149

39
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Banff Merger Sub, Inc.: (continued)
Term Loan - Second Lien, 10.939%, (SOFR + 5.50%), 2/27/26		9,470	$ 9,432,518
Cegid Group SAS, Term Loan, 7/10/28(9)	EUR	7,850	8,255,902
Central Parent, Inc., Term Loan, 9.406%, (SOFR + 4.00%), 7/6/29		33,487	33,348,158
CentralSquare Technologies, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 8/29/25		23,577	22,306,639
Cloud Software Group, Inc., Term Loan, 9.99%, (SOFR + 4.50%), 9/29/28(10)		22,472	21,348,286
Cloudera, Inc.:
Term Loan, 9.174%, (SOFR + 3.75%), 10/8/28		22,685	21,881,374
Term Loan - Second Lien, 11.424%, (SOFR + 6.00%), 10/8/29		4,450	4,013,344
Constant Contact, Inc., Term Loan, 9.687%, (SOFR + 4.00%), 2/10/28		12,979	12,067,507
Cornerstone OnDemand, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 10/16/28		16,991	16,083,272
Delta TopCo, Inc., Term Loan, 9.069%, (SOFR + 3.75%), 12/1/27		14,035	13,838,071
E2open, LLC, Term Loan, 8.939%, (SOFR + 3.50%), 2/4/28		20,063	19,825,208
ECI Macola Max Holding, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 11/9/27		26,794	26,697,268
Epicor Software Corporation:
Term Loan, 8.689%, (SOFR + 3.25%), 7/30/27		69,746	69,488,218
Term Loan, 9.074%, (SOFR + 3.75%), 7/30/27		10,900	10,931,337
Fiserv Investment Solutions, Inc., Term Loan, 9.383%, (SOFR + 4.00%), 2/18/27		12,035	11,309,136
Gen Digital, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 9/12/29		3,652	3,624,166
GoTo Group, Inc., Term Loan, 10.283%, (SOFR + 4.75%), 8/31/27		28,349	17,948,603
IGT Holding IV AB:
Term Loan, 7.122%, (3 mo. EURIBOR + 3.15%), 3/31/28	EUR	6,205	6,406,403
Term Loan, 8.962%, (SOFR + 3.40%), 3/31/28		1,657	1,649,758
Imperva, Inc., Term Loan, 9.627%, (SOFR + 4.00%), 1/12/26		4,899	4,908,098
iSolved, Inc., Term Loan, 9.484%, (SOFR + 4.00%), 10/14/30		6,550	6,562,281
Ivanti Software, Inc., Term Loan, 9.907%, (SOFR + 4.25%), 12/1/27		10,275	9,159,946
Magenta Buyer, LLC:
Term Loan, 10.645%, (SOFR + 5.00%), 7/27/28		22,176	15,523,291
Term Loan - Second Lien, 13.895%, (SOFR + 8.25%), 7/27/29		7,475	3,236,675
Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
Marcel LUX IV S.a.r.l.:
Term Loan, 7.455%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	9,150	$ 9,675,567
Term Loan, 8.689%, (SOFR + 3.25%), 3/15/26		15,965	15,965,033
Term Loan, 9.436%, (SOFR + 4.00%), 12/31/27		3,254	3,254,231
Maverick Bidco, Inc., Term Loan, 9.283%, (SOFR + 3.75%), 5/18/28		11,914	11,663,223
McAfee, LLC, Term Loan, 9.165%, (SOFR + 3.75%), 3/1/29		24,476	23,440,877
Mosel Bidco SE:
Term Loan, 8.691%, (3 mo. EURIBOR + 4.75%), 9/16/30	EUR	1,825	1,918,987
Term Loan, 10.164%, (SOFR + 4.75%), 9/16/30		3,275	3,270,906
N-Able International Holdings II, LLC, Term Loan, 8.434%, (SOFR + 2.75%), 7/19/28		1,632	1,629,494
Open Text Corporation, Term Loan, 8.174%, (SOFR + 2.75%), 1/31/30		28,443	28,473,452
Polaris Newco, LLC:
Term Loan, 7.868%, (1 mo. EURIBOR + 4.00%), 6/2/28	EUR	9,163	9,143,949
Term Loan, 9.439%, (SOFR + 4.00%), 6/2/28		7,770	7,355,519
Project Alpha Intermediate Holding, Inc., Term Loan, 10/28/30(9)		5,500	5,350,713
Proofpoint, Inc.:
Term Loan, 8.689%, (SOFR + 3.25%), 8/31/28		39,330	38,729,406
Term Loan - Second Lien, 11.689%, (SOFR + 6.25%), 8/31/29		2,070	2,081,321
Quartz Acquireco, LLC, Term Loan, 8.824%, (SOFR + 3.50%), 6/28/30		10,625	10,625,000
Quest Software US Holdings, Inc., Term Loan, 9.783%, (SOFR + 4.25%), 2/1/29		25,210	20,068,835
RealPage, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 4/24/28		10,981	10,739,861
Red Planet Borrower, LLC, Term Loan, 9.174%, (SOFR + 3.75%), 10/2/28		16,613	15,557,804
Redstone Holdco 2, L.P., Term Loan, 10.189%, (SOFR + 4.75%), 4/27/28		12,915	10,380,338
Sabre GLBL, Inc.:
Term Loan, 8.939%, (SOFR + 3.50%), 12/17/27		8,392	7,185,831
Term Loan, 8.939%, (SOFR + 3.50%), 12/17/27		5,371	4,598,562
Term Loan, 9.674%, (SOFR + 4.25%), 6/30/28		7,345	6,291,941
Term Loan, 10.424%, (SOFR + 5.00%), 6/30/28		1,000	858,333
Skillsoft Corporation, Term Loan, 10.699%, (SOFR + 5.25%), 7/14/28		14,915	13,688,972
SolarWinds Holdings, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 2/5/27		26,616	26,641,216
Sophia, L.P., Term Loan, 8.924%, (SOFR + 3.50%), 10/7/27		32,861	32,475,124

40
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000's omitted)		Value
Software (continued)
SS&C European Holdings S.a.r.l., Term Loan, 7.189%, (SOFR + 1.75%), 4/16/25		4,995	$ 4,999,276
SS&C Technologies, Inc.:
Term Loan, 7.189%, (SOFR + 1.75%), 4/16/25		5,290	5,294,273
Term Loan, 7.189%, (SOFR + 1.75%), 4/16/25		4,745	4,748,421
Term Loan, 7.674%, (SOFR + 2.25%), 3/22/29		2,978	2,979,123
Term Loan, 7.674%, (SOFR + 2.25%), 3/22/29		4,718	4,719,194
Turing Midco, LLC, Term Loan, 7.939%, (SOFR + 2.50%), 3/24/28		726	724,553
Ultimate Software Group, Inc. (The):
Term Loan, 8.764%, (SOFR + 3.25%), 5/4/26		54,101	53,888,185
Term Loan, 9.233%, (SOFR + 3.75%), 5/4/26		782	781,231
Veritas US, Inc., Term Loan, 10.439%, (SOFR + 5.11%), 9/1/25		20,007	16,987,401
Vision Solutions, Inc.:
Term Loan, 9.64%, (SOFR + 4.00%), 4/24/28		39,257	37,514,755
Term Loan - Second Lien, 12.791%, (SOFR + 7.25%), 4/23/29		1,500	1,332,187
VS Buyer, LLC, Term Loan, 8.674%, (SOFR + 3.25%), 2/28/27		1,812	1,801,117
			$ 965,645,765
Specialty Retail — 2.6%
Belron Luxembourg S.a.r.l., Term Loan, 6.147%, (3 mo. EURIBOR + 2.43%), 4/13/28	EUR	3,925	$ 4,151,561
Boels Topholding B.V., Term Loan, 7.049%, (EURIBOR + 3.25%), 2/6/27(10)	EUR	7,586	8,028,637
Etraveli Holding AB, Term Loan, 7.972%, (3 mo. EURIBOR + 4.00%), 8/2/24	EUR	9,472	10,009,840
Great Outdoors Group, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 3/6/28		35,275	35,065,436
Harbor Freight Tools USA, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 10/19/27		25,349	25,065,068
Hoya Midco, LLC, Term Loan, 8.633%, (SOFR + 3.25%), 2/3/29		4,845	4,846,963
Les Schwab Tire Centers, Term Loan, 8.692%, (SOFR + 3.25%), 11/2/27		28,684	28,624,423
LIDS Holdings, Inc., Term Loan, 11.06%, (SOFR + 5.50%), 12/14/26		5,527	5,347,705
Mattress Firm, Inc., Term Loan, 9.95%, (6 mo. USD LIBOR + 4.25%), 9/25/28		17,449	17,268,984
PetSmart, Inc., Term Loan, 9.174%, (SOFR + 3.75%), 2/11/28		15,390	15,237,590
			$ 153,646,207
Borrower/Description	Principal Amount* (000's omitted)		Value
Trading Companies & Distributors — 3.5%
Avolon TLB Borrower 1 (US), LLC:
Term Loan, 7.689%, (SOFR + 2.25%), 12/1/27		17,796	$ 17,819,649
Term Loan, 7.839%, (SOFR + 2.50%), 6/22/28		23,366	23,395,368
Core & Main, L.P., Term Loan, 7.967%, (SOFR + 2.50%), 7/27/28(10)		9,545	9,548,978
DXP Enterprises, Inc., Term Loan, 10.291%, (SOFR + 4.75%), 10/11/30		9,150	9,104,250
Electro Rent Corporation, Term Loan, 11.002%, (SOFR + 5.50%), 11/1/24		21,917	20,602,422
Hillman Group, Inc. (The), Term Loan, 8.189%, (SOFR + 2.75%), 7/14/28		1,078	1,076,957
Park River Holdings, Inc., Term Loan, 8.907%, (SOFR + 3.25%), 12/28/27		3,726	3,531,593
Patagonia Bidco Limited, Term Loan, 10.181%, (SONIA + 5.25%), 11/1/28	GBP	20,050	20,424,904
PEARLS (Netherlands) Bidco B.V., Term Loan, 7.448%, (3 mo. EURIBOR + 3.50%), 2/26/29	EUR	6,000	6,199,143
Spin Holdco, Inc., Term Loan, 9.664%, (SOFR + 4.00%), 3/4/28		51,147	43,966,470
SRS Distribution, Inc.:
Term Loan, 8.825%, (SOFR + 3.50%), 6/2/28		5,355	5,246,194
Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28		16,294	15,953,575
White Cap Buyer, LLC, Term Loan, 9.074%, (SOFR + 3.75%), 10/19/27		16,349	16,260,597
Windsor Holdings III, LLC, Term Loan, 9.815%, (SOFR + 4.50%), 8/1/30		13,900	13,874,563
			$ 207,004,663
Wireless Telecommunication Services — 0.5%
CCI Buyer, Inc., Term Loan, 9.39%, (SOFR + 4.00%), 12/17/27		9,871	$ 9,678,967
Digicel International Finance Limited, Term Loan, 8.902%, (3 mo. USD LIBOR + 3.25%), 5/28/24		18,919	17,421,048
			$ 27,100,015
Total Senior Floating-Rate Loans (identified cost $6,735,136,792)			$ 6,381,790,440

41
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Short-Term Investments — 1.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(13)	83,572,578	$ 83,572,578
Total Short-Term Investments (identified cost $83,572,578)		$ 83,572,578
Total Investments — 126.3% (identified cost $7,924,675,250)		$ 7,423,036,997
Less Unfunded Loan Commitments — (0.2)%		$ (10,209,831)
Net Investments — 126.1% (identified cost $7,914,465,419)		$ 7,412,827,166
Other Assets, Less Liabilities — (26.1)%		$ (1,537,361,779)
Net Assets — 100.0%		$ 5,875,465,387
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $871,306,678 or 14.8% of the Portfolio's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(4)	Non-income producing security.
(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(6)	Amount is less than 0.05%.
(7)	When-issued security.
(8)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(9)	This Senior Loan will settle after October 31, 2023, at which time the interest rate will be determined.
(10)	The stated interest rate represents the weighted average interest rate at October 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(11)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At October 31, 2023, the total value of unfunded loan commitments is $7,617,406. See Note 1F for description.
(12)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(13)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	315,263,746	EUR	297,407,318	Standard Chartered Bank	11/2/23	$ 576,977	$ —
EUR	20,000,000	USD	21,486,354	Citibank, N.A.	11/30/23	—	(300,653)
EUR	40,000,000	USD	42,327,580	Standard Chartered Bank	11/30/23	43,822	—
GBP	2,357,648	USD	2,857,894	Bank of America, N.A.	11/30/23	8,173	—
GBP	3,000,000	USD	3,745,067	Standard Chartered Bank	11/30/23	—	(98,127)
USD	116,064,697	EUR	106,243,836	Bank of America, N.A.	11/30/23	3,522,189	—
USD	62,855,595	EUR	57,560,153	Bank of America, N.A.	11/30/23	1,882,985	—
USD	72,465,865	EUR	66,379,854	State Street Bank and Trust Company	11/30/23	2,150,676	—
USD	2,232,524	EUR	2,045,193	The Toronto-Dominion Bank	11/30/23	66,081	—
USD	41,739,674	GBP	33,074,976	State Street Bank and Trust Company	11/30/23	1,532,194	—
42
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC) (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	314,756,312	EUR	297,407,318	Standard Chartered Bank	12/4/23	$ —	$ (333,443)
EUR	17,000,000	USD	18,051,246	Standard Chartered Bank	12/29/23	—	(13,840)
GBP	6,000,000	USD	7,317,447	State Street Bank and Trust Company	12/29/23	—	(21,207)
USD	7,102,868	EUR	6,729,574	Australia and New Zealand Banking Group Limited	12/29/23	—	(37,372)
USD	32,690,461	EUR	31,000,000	Australia and New Zealand Banking Group Limited	12/29/23	—	(201,279)
USD	32,704,566	EUR	31,000,000	Goldman Sachs International	12/29/23	—	(187,174)
USD	32,690,188	EUR	31,000,000	State Street Bank and Trust Company	12/29/23	—	(201,552)
USD	34,097,643	EUR	32,342,549	State Street Bank and Trust Company	12/29/23	—	(218,574)
USD	34,095,356	EUR	32,342,549	State Street Bank and Trust Company	12/29/23	—	(220,860)
						$9,783,097	$(1,834,081)
Abbreviations:
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Interbank Average
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
43
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $7,830,892,841)	$ 7,329,254,588
Affiliated investments, at value (identified cost $83,572,578)	83,572,578
Cash	26,564,056
Deposits for derivatives collateral — forward foreign currency exchange contracts	1,720,000
Foreign currency, at value (identified cost $27,293,161)	27,317,109
Interest receivable	48,121,291
Dividends receivable from affiliated investments	397,657
Receivable for investments sold	67,432,178
Receivable for open forward foreign currency exchange contracts	9,783,097
Prepaid upfront fees on notes payable	1,307,380
Trustees' deferred compensation plan	273,147
Prepaid expenses	91,621
Total assets	$7,595,834,702
Liabilities
Notes payable	$ 1,525,000,000
Payable for investments purchased	178,250,208
Payable for when-issued securities	5,375,000
Payable for open forward foreign currency exchange contracts	1,834,081
Payable to affiliates:
Investment adviser fee	2,634,200
Trustees' fees	9,042
Trustees' deferred compensation plan	273,147
Accrued expenses	6,993,637
Total liabilities	$1,720,369,315
Net Assets applicable to investors' interest in Portfolio	$5,875,465,387
44
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income	$ 4,384,967
Dividend income from affiliated investments	5,747,653
Interest and other income	711,315,184
Total investment income	$ 721,447,804
Expenses
Investment adviser fee	$ 33,952,435
Trustees’ fees and expenses	108,500
Custodian fee	1,308,498
Legal and accounting services	410,206
Interest expense and fees	114,477,456
Miscellaneous	425,800
Total expenses	$ 150,682,895
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 187,525
Total expense reductions	$ 187,525
Net expenses	$ 150,495,370
Net investment income	$ 570,952,434
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (256,805,482)
Foreign currency transactions	2,530,617
Forward foreign currency exchange contracts	(67,585,880)
Net realized loss	$(321,860,745)
Change in unrealized appreciation (depreciation):
Investments	$ 484,673,959
Foreign currency	464,567
Forward foreign currency exchange contracts	11,505,499
Net change in unrealized appreciation (depreciation)	$ 496,644,025
Net realized and unrealized gain	$ 174,783,280
Net increase in net assets from operations	$ 745,735,714
45
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 570,952,434	$ 454,111,028
Net realized gain (loss)	(321,860,745)	61,185,798
Net change in unrealized appreciation (depreciation)	496,644,025	(933,652,683)
Net increase (decrease) in net assets from operations	$ 745,735,714	$ (418,355,857)
Capital transactions:
Contributions	$ 365,123,130	$ 2,156,822,498
Withdrawals	(2,604,898,648)	(2,792,514,701)
Net decrease in net assets from capital transactions	$(2,239,775,518)	$ (635,692,203)
Net decrease in net assets	$(1,494,039,804)	$(1,054,048,060)
Net Assets
At beginning of year	$ 7,369,505,191	$ 8,423,553,251
At end of year	$ 5,875,465,387	$ 7,369,505,191
46
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Statement of Cash Flows

Year Ended
October 31, 2023
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 745,735,714
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,225,778,411)
Investments sold and principal repayments	3,503,558,761
Decrease in short-term investments, net	2,637,385
Net amortization/accretion of premium (discount)	(18,858,014)
Amortization of prepaid upfront fees on notes payable	3,951,049
Increase in interest receivable	(2,070,002)
Increase in dividends receivable from affiliated investments	(102,095)
Increase in Trustees’ deferred compensation plan	(273,147)
Decrease in payable to affiliate for investment adviser fee	(708,469)
Increase in payable to affiliate for Trustees' deferred compensation plan	273,147
Decrease in accrued expenses	(122,395)
Decrease in unfunded loan commitments	(7,313,422)
Net change in unrealized (appreciation) depreciation from investments	(484,673,959)
Net change in unrealized (appreciation) depreciation from forward foreign currency exchange contracts	(11,505,499)
Net realized loss from investments	256,805,482
Net cash provided by operating activities	$ 2,761,556,125
Cash Flows From Financing Activities
Proceeds from capital contributions	$ 365,123,130
Payments for capital withdrawals	(2,604,898,648)
Proceeds from notes payable	375,000,000
Repayments of notes payable	(925,000,000)
Payment of prepaid upfront fees on notes payable	(3,787,500)
Net cash used in financing activities	$(2,793,563,018)
Net decrease in cash and restricted cash*	$ (32,006,893)
Cash and restricted cash at beginning of year (including foreign currency)	$ 87,608,058
Cash and restricted cash at end of year (including foreign currency)	$ 55,601,165
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$ 114,591,036
*	Includes net change in unrealized (appreciation) depreciation on foreign currency of $(26,993).
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2023
Cash	$ 26,564,056
Deposits for derivatives collateral — forward foreign currency exchange contracts	1,720,000
Foreign currency	27,317,109
Total cash and restricted cash as shown on the Statement of Cash Flows	$55,601,165
47
See Notes to Financial Statements.

Senior Debt Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
	2023	2022	2021	2020	2019
Ratios/Supplemental Data
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.56%	0.52%	0.53%	0.56%	0.55%
Interest and fee expense	1.81%	0.47%	0.32%	0.60%	0.88%
Total expenses	2.37% (1)	0.99% (1)	0.85%	1.16%	1.43%
Net investment income	9.01%	5.16%	4.19%	4.86%	5.63%
Portfolio Turnover	18%	27%	28%	30%	17%
Total Return	12.42%	(4.22)%	9.75%	0.39%	2.04%
Net assets, end of year (000’s omitted)	$5,875,465	$7,369,505	$8,423,553	$5,449,434	$7,343,453
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
48

Senior Debt Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance Short Duration Inflation-Protected Income Fund held an interest of 96.2%, 1.8% and 2.0%, respectively, in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities,
49

Senior Debt Portfolio
October 31, 2023
Notes to Financial Statements — continued

quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
J  When-Issued Securities and Delayed Delivery Transactions—The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
50

Senior Debt Portfolio
October 31, 2023
Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate as a percentage of average daily gross assets as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1 billion	0.5000%
In excess of $1 billion up to and including $2 billion	0.4500%
In excess of $2 billion up to and including $7 billion	0.4000%
In excess of $7 billion up to and including $10 billion	0.3875%
In excess of $10 billion up to and including $15 billion	0.3750%
In excess of $15 billion	0.3625%
Gross assets are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed. For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $33,952,435 or 0.54% of the Portfolio's average daily net assets. The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley.  The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $187,525 relating to the Portfolio's investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $1,391,620,740 and $3,439,247,956, respectively, for the year ended October 31, 2023.
4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$7,855,187,552
Gross unrealized appreciation	$ 33,109,887
Gross unrealized depreciation	(475,470,273)
Net unrealized depreciation	$ (442,360,386)
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
51

Senior Debt Portfolio
October 31, 2023
Notes to Financial Statements — continued

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.
The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio's net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit related contingent features in a net liability position was $1,834,081. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,720,000 at October 31, 2023.
The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2023 was as follows:
	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)
Forward foreign currency exchange contracts	$9,783,097	$(1,834,081)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
52

Senior Debt Portfolio
October 31, 2023
Notes to Financial Statements — continued

The Portfolio's derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above.The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 5,413,347	$ —	$ (5,133,962)	$ —	$ 279,385
Standard Chartered Bank	620,799	(445,410)	—	—	175,389
State Street Bank and Trust Company	3,682,870	(662,193)	(1,523,875)	—	1,496,802
The Toronto-Dominion Bank	66,081	—	—	—	66,081
	$9,783,097	$(1,107,603)	$(6,657,837)	$ —	$2,017,657

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Australia and New Zealand Banking Group Limited	$ (238,651)	$ —	$ —	$ 238,651	$ —
Citibank, N.A.	(300,653)	—	—	300,653	—
Goldman Sachs International	(187,174)	—	—	187,174	—
Standard Chartered Bank	(445,410)	445,410	—	—	—
State Street Bank and Trust Company	(662,193)	662,193	—	—	—
	$(1,834,081)	$1,107,603	$ —	$726,478	$ —
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk is foreign exchange risk for the year ended October 31, 2023 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(67,585,880)	$11,505,499
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2023, which is indicative of the volume of this derivative type, was approximately $1,353,880,000.
53

Senior Debt Portfolio
October 31, 2023
Notes to Financial Statements — continued

6  Revolving Credit and Security Agreement
The Portfolio has entered into a Revolving Credit and Security Agreement, as amended (the “Loan Facility”), with The Bank of Nova Scotia as direct lender and agent and certain other banks as direct lenders that allows it to borrow up to $2.525 billion ($2.825 billion prior to March 6, 2023) and to invest the borrowings in accordance with its investment practices. Borrowings under the Loan Facility are secured by the assets of the Portfolio and the Loan Facility is in effect through March 4, 2024. The Portfolio pays (1) an upfront fee equal to 0.15% of the total commitment amount under the Loan Facility, (2) a drawn fee equal to 0.90% per annum on outstanding borrowings (or, during periods prior to March 6, 2023, Term SOFR plus 0.11448% credit spread adjustment plus 4.40% on the outstanding borrowings funded by secondary lenders and a drawn fee equal to 0.90% per annum on outstanding borrowings funded by conduit lenders), and (3) a liquidity fee equal to 0.15% or 0.25% per annum of the undrawn amount under the Loan Facility depending on the amount borrowed by the Portfolio thereunder.
Prior to December 7, 2022, the lenders under the Loan Facility were certain conduits that issued commercial paper and were sponsored by Citibank, N.A. (“Citi”), with certain banks serving as direct lenders and Citi serving as secondary lender and agent for the conduit lenders. The Bank of Nova Scotia became lead agent on December 7, 2022 and, effective March 6, 2023, Citi and the conduit lenders exited the Loan Facility and the facility size decreased from $2.825 billion to $2.525 billion.
Drawn and liquidity fees for the year ended October 31, 2023 totaled $18,048,519 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Loan Facility on March 6, 2023, the Portfolio paid upfront fees of $3,787,500. These upfront fees are being amortized to interest expense through March 4, 2024. The unamortized balance at October 31, 2023 is approximately $1,307,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At October 31, 2023, the Portfolio had borrowings outstanding under the Loan Facility of $1,525,000,000 at an annual interest rate of 5.45%. Based on the short-term nature of borrowings under the Loan Facility and the variable interest rate, the carrying amount of the borrowings at October 31, 2023 approximated its fair value. If measured at fair value, borrowings under the Loan Facility would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2023. For the year ended October 31, 2023, the average borrowings under the Loan Facility and the average annual interest rate (excluding fees) were $1,805,068,493 and 5.09%, respectively.
7  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $83,572,578, which represents 1.4% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$86,209,963	$2,721,664,974	$(2,724,302,359)	$ —	$ —	$83,572,578	$5,747,653	83,572,578
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
54

Senior Debt Portfolio
October 31, 2023
Notes to Financial Statements — continued

At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 287,354,466	$ —	$ 287,354,466
Common Stocks	949,757	37,448,962	674,474	39,073,193
Corporate Bonds	—	607,931,525	—	607,931,525
Exchange-Traded Funds	15,955,200	—	—	15,955,200
Preferred Stocks	—	7,359,595	—	7,359,595
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	6,354,393,345	17,187,264	6,371,580,609
Short-Term Investments	83,572,578	—	—	83,572,578
Total Investments	$ 100,477,535	$ 7,294,487,893	$ 17,861,738	$ 7,412,827,166
Forward Foreign Currency Exchange Contracts	$ —	$ 9,783,097	$ —	$ 9,783,097
Total	$ 100,477,535	$ 7,304,270,990	$ 17,861,738	$ 7,422,610,263
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (1,834,081)	$ —	$ (1,834,081)
Total	$ —	$ (1,834,081)	$ —	$ (1,834,081)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Credit Risk
The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
55

Senior Debt Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
56

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1 Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
57

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Floating-Rate Advantage Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Senior Debt Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the
58

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio (together, the “investment advisory agreements”).
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. In particular, the Board considered the abilities and experience of each Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. The Board considered each Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund and to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
59

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
60

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
61

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio's affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, "MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
62

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
63

Eaton Vance
Floating-Rate Advantage Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
64

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
65

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
66

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
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This Page Intentionally Left Blank

Investment Adviser of Senior Debt Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Floating-Rate Advantage Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232    10.31.23

Eaton Vance
Multi-Asset Credit Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Multi-Asset Credit Fund

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant event during the 12-month period ended October 31, 2023, was the series of U.S. Federal Reserve (Fed) interest rate hikes -- six during the period, and 11 in total -- that brought the federal funds rate to its highest level in 22 years.
But while the Fed’s campaign to tamp down inflation led to negative performance for government bonds, corporate bond returns were positive during the period -- buoyed by the very factors that were fueling inflation: record low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, many economists and market observers came around to the view that Jerome Powell’s Fed might be able to accomplish what had seldom, if ever, been done before: raise rates significantly to lower inflation and still bring the U.S. economy in for a soft landing without a recession.
One persistent cloud over fixed-income markets during the period, however, was fear that even after it finished raising rates, the Fed would leave rates higher for longer than investors had previously anticipated. During the final three months of the period -- and especially after the Fed’s September 2023 meeting -- longer-term interest rates rose dramatically, as investor expectations of how high rates would go -- and how long they would stay there -- seemed to get higher and longer. As a result, shorter-duration bonds generally outperformed longer-duration bonds for the period as a whole.
Against the backdrop of aggressive monetary tightening, U.S. Treasurys were one of the worst-performing major fixed-income asset classes during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.63%.
In contrast, the strong U.S. economy and increasing confidence in a soft-landing scenario served as tailwinds for investment-grade corporate bonds. Even in a rising-rate environment, the Bloomberg U.S. Corporate Bond Index returned 2.77% during the period.
High yield bonds were strong performers, with the Bloomberg U.S. Corporate High Yield Index returning 6.23% during the period. With a resilient U.S. economy helping keep bond defaults low, and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities -- including bonds backed by automobile and consumer loans -- benefited from strong consumer balance sheets and spending during the period, with the Bloomberg U.S. Asset-Backed Securities Index returning 3.51%.
Senior loans were among the few asset classes to benefit from rising interest rates, with the Morningstar® LSTA® US Leveraged Loan IndexSM, a broad measure of the asset class, returning 11.92% -- outperforming virtually every other major U.S. fixed-income asset class during the period.
However, mortgage-backed securities (MBS) were dogged by two technical factors that depressed prices, causing the Bloomberg U.S. Mortgage-Backed Securities Index to return -0.82% during the period. As the Fed reduced its balance sheet, it sold off much of its MBS holdings. And several regional banks that had been significant buyers of MBS were forced by the regional banking crisis of March 2023 to liquidate their assets. The resulting release of a significant amount of MBS into the market led MBS prices to fall and the asset class to deliver negative returns during the period.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Multi-Asset Credit Fund (the Fund) returned 8.13% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Primary Index), which returned 11.92%; and underperformed its blended benchmark (the Blended Index) -- consisting of 50% Primary Index and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index-Hedged USD (the High Yield Index) -- which returned 9.57% during the period.
The Blended Index is more representative of the Fund’s investment strategy and holdings than the Primary Index. The Fund seeks total returns by investing across multiple areas of the credit markets.
The Fund’s underweight position in floating-rate loans detracted from performance relative to the Blended Index, as floating-rate loans were one of the best-performing fixed-income asset classes during a period of rising interest rates.
The Fund’s floating-rate allocation also underperformed the floating-rate market, as measured by the Primary Index. Within the floating-rate allocation, detractors from relative returns included security selections in CCC-rated loans; security selections in the information technology, the machinery, and the chemicals industries; and an overweight position in a digital infrastructure provider that was in Chapter 11 reorganization during the period.
Contributors to relative performance of the floating-rate allocation included security selections in D-rated (defaulted) loans; security selections in the health care providers & services industry and the professional services industry; and an overweight position in a provider of device insurance for cell phones, home appliances, and consumer electronics.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Management’s Discussion of Fund Performance† — continued

The Fund’s overweight position in high yield corporate bonds also detracted from returns versus the Blended Index during the period, as high yield bonds generally underperformed floating-rate loans, the other component of the Blended Index.
The Fund’s high yield allocation did, however, outperform the high yield market, as measured by the High Yield Index. Within the high yield allocation, contributors to relative returns included security selections in CCC-rated bonds; an underweight position in BB-rated bonds; and security selections in the telecommunications and the cable & satellite TV industries. Detractors from relative returns included security selections in BB-rated bonds, and security selections in the homebuilders & real estate industry, which included two European companies.
Additional detractors from performance versus the Blended Index included out-of-Index allocations to longer duration investment-grade corporate bonds -- whose performance was hurt by rising interest rates during the period -- and to commercial mortgage-backed securities.
Given the strong positive performance of the floating-rate and high yield asset classes during the period, the Fund’s modest cash position hurt returns relative to the Blended Index as well.
In contrast, the Fund’s out-of-Index allocation to collateralized loan obligation debt investments, which outperformed the Blended Index during the period, contributed to relative returns.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Performance

Portfolio Manager(s) Justin H. Bourgette, CFA, Daniel P. McElaney, CFA and Kelley Gerrity of Eaton Vance Management; Jeffrey D. Mueller of Eaton Vance Advisers International Ltd.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/2011	10/31/2011	8.13%	2.72%	3.33%
Class A with 3.25% Maximum Sales Charge	—	—	4.57	2.04	2.98
Class C at NAV	10/31/2011	10/31/2011	7.32	1.96	2.76
Class C with 1% Maximum Deferred Sales Charge	—	—	6.32	1.96	2.76
Class I at NAV	10/31/2011	10/31/2011	8.40	2.99	3.64
Class R6 at NAV	09/03/2019	10/31/2011	8.44	3.00	3.65

Morningstar® LSTA® US Leveraged Loan IndexSM	—	—	11.92%	4.46%	4.22%
ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD	—	—	7.25	3.04	3.96
Blended Index	—	—	9.57	3.78	4.11
% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.98%	1.73%	0.73%	0.67%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2013	$13,133	N.A.
Class I, at minimum investment	$1,000,000	10/31/2013	$1,430,268	N.A.
Class R6, at minimum investment	$5,000,000	10/31/2013	$7,156,288	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Fund Profile

Asset Allocation (% of total investments)[1]
Credit Quality (% of net assets)[2]

Footnotes:
[1]	Other represents any investment type less than 1% of total investments.
[2]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
3 Amount is less than 0.05%.
5

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD is an unmanaged index of global developed market, below investment grade corporate bonds, USD hedged. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 50% Morningstar® LSTA® US Leveraged Loan IndexSM and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Effective September 15, 2018, the Fund changed its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related investments. Prior to September 15, 2018, the Fund was a “fund-of-funds” and invested primarily among other investment companies managed by Eaton Vance and its affiliates that invested in various asset classes.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Bloomberg U.S. Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade fixed rate asset-backed securities publicly issued in the U.S. domestic market. Bloomberg U.S. Mortgage Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

6

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,022.10	$4.79	0.94%
Class C	$1,000.00	$1,018.20	$8.60	1.69%
Class I	$1,000.00	$1,024.50	$3.52	0.69%
Class R6	$1,000.00	$1,023.60	$3.26	0.64%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.47	$4.79	0.94%
Class C	$1,000.00	$1,016.69	$8.59	1.69%
Class I	$1,000.00	$1,021.73	$3.52	0.69%
Class R6	$1,000.00	$1,021.98	$3.26	0.64%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023.
7

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments

Asset-Backed Securities — 4.1%
Security	Principal Amount (000's omitted)	Value
Ares LII CLO, Ltd., Series 2019-52A, Class DR, 8.974%, (3 mo. SOFR + 3.562%), 4/22/31(1)(2)	$1,750	$ 1,669,563
Benefit Street Partners CLO XIX, Ltd.:
Series 2019-19A, Class D, 9.456%, (3 mo. SOFR + 4.062%), 1/15/33(1)(2)	1,000	983,520
Series 2019-19A, Class E, 12.676%, (3 mo. SOFR + 7.281%), 1/15/33(1)(2)	1,000	980,592
Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class ER, 12.406%, (3 mo. SOFR + 7.011%), 10/15/34(1)(2)	500	483,246
BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class ER, 12.807%, (3 mo. SOFR + 7.392%), 10/20/34(1)(2)	500	463,554
Bryant Park Funding, Ltd., Series 2023-20A, Class D, 11.449%, (3 mo. SOFR + 6.09%), 7/15/36(1)(2)	1,000	974,506
Canyon Capital CLO, Ltd., Series 2020-3A, Class E, 12.906%, (3 mo. SOFR + 7.512%), 1/15/34(1)(2)	1,000	992,063
Carlyle Global Market Strategies CLO, Ltd.:
Series 2014-3RA, Class C, 8.599%, (3 mo. SOFR + 3.212%), 7/27/31(1)(2)	2,725	2,518,224
Series 2014-4RA, Class C, 8.556%, (3 mo. SOFR + 3.162%), 7/15/30(1)(2)	2,000	1,848,728
Series 2014-4RA, Class D, 11.306%, (3 mo. SOFR + 5.912%), 7/15/30(1)(2)	250	201,082
Series 2015-5A, Class DR, 12.377%, (3 mo. SOFR + 6.961%), 1/20/32(1)(2)	250	204,431
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	61	50,184
Crown City CLO III, Series 2021-1A, Class C, 8.977%, (3 mo. SOFR + 3.562%), 7/20/34(1)(2)	1,000	897,007
Golub Capital Partners CLO 53B, Ltd., Series 2021-53A, Class E, 12.377%, (3 mo. SOFR + 6.962%), 7/20/34(1)(2)	500	456,691
Golub Capital Partners CLO 60B, Ltd., Series 2022-60A, Class D, 9.148%, (3 mo. SOFR + 3.77%), 10/25/34(1)(2)	2,000	1,903,754
Madison Park Funding XXXVI, Ltd.:
Series 2019-36A, Class D1R, 8.894%, (3 mo. SOFR + 3.50%), 4/15/35(1)(2)	1,000	969,875
Series 2019-36A, Class ER, 12.444%, (3 mo. SOFR + 7.05%), 4/15/35(1)(2)	1,000	985,843
Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 11.724%, (3 mo. SOFR + 6.322%), 10/17/30(1)(2)	250	227,435
Palmer Square CLO, Ltd., Series 2013-2A, Class DRR, 11.514%, (3 mo. SOFR + 6.111%), 10/17/31(1)(2)	250	234,206
Retained Vantage Data Centers Issuer, LLC, Series 2023-1A, Class A2A, 5.00%, 9/15/48(1)	850	768,799
Stack Infrastructure Issuer, LLC, Series 2021-1A, Class A2, 1.877%, 3/26/46(1)	890	791,243
Security	Principal Amount (000's omitted)	Value
Sunnova Helios X Issuer, LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)	$662	$ 618,171
Theorem Funding Trust, Series 2022-3A, Class A, 7.60%, 4/15/29(1)	344	345,549
Total Asset-Backed Securities (identified cost $20,299,849)		$ 19,568,266

Collateralized Mortgage Obligations — 0.2%
Security	Principal Amount (000's omitted)	Value
PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A, 8.089% (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	$117	$ 116,987
Unison Trust, Series 2021-1, Class A, 4.50%, 4/25/50(1)(3)	1,191	929,009
Total Collateralized Mortgage Obligations (identified cost $1,291,059)		$ 1,045,996

Commercial Mortgage-Backed Securities — 2.1%
Security	Principal Amount* (000's omitted)		Value
BBCMS Mortgage Trust, Series 2017-C1, Class D, 3.541%, 2/15/50(1)(3)		1,000	$ 660,572
CSMC Trust:
Series 2021-4SZN, Class A, 9.302%, (1 mo. SOFR + 3.967%), 11/15/23(1)(2)		1,000	999,107
Series 2022-CNTR, Class A, 9.279%, (1 mo. SOFR + 3.944%), 1/15/24(1)(2)		1,000	867,235
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19, Class B, 4.394%, 4/15/47(3)		215	208,277
Series 2014-C23, Class D, 3.983%, 9/15/47(1)(3)		750	631,256
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)		150	21,263
Series 2021-MHC, Class C, 6.749%, (1 mo. SOFR + 1.414%), 4/15/38(1)(2)		1,800	1,761,866
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 7.307%, (1 mo. SOFR + 1.992%), 5/15/36(1)(2)(4)		379	366,998
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 8.50%, (1 mo. SOFR + 2.314%), 6/15/35(1)(2)		100	46,110
Vita Scientia, Series 2022-1A, Class D, 6.274%, (3 mo. EURIBOR + 2.49%), 8/27/25(1)(2)	EUR	450	429,490
VMC Finance, LLC, Series 2021-HT1, Class B, 9.949%, (1 mo. SOFR + 4.614%), 1/18/37(1)(2)		2,000	1,900,043

8
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,700	$ 1,207,120
WFRBS Commercial Mortgage Trust, Series 2013-UBS1, Class E, 5.053%, 3/15/46(1)(3)	1,000	961,147
Total Commercial Mortgage-Backed Securities (identified cost $10,960,265)		$ 10,060,484

Common Stocks — 0.1%
Security	Shares	Value
Media — 0.1%
National CineMedia, Inc.(5)	64,991	$ 254,117
Total Common Stocks (identified cost $217,720)		$ 254,117

Convertible Bonds — 0.4%
Security	Principal Amount (000's omitted)	Value
Energy — 0.1%
NextEra Energy Partners, L.P., 2.50%, 6/15/26(1)	$654	$ 567,018
		$ 567,018
Leisure Goods/Activities/Movies — 0.1%
Peloton Interactive, Inc., 0.00%, 2/15/26	$741	$ 550,249
		$ 550,249
Transportation — 0.2%
CryoPort, Inc., 0.75%, 12/1/26(1)	$1,088	$ 857,453
		$ 857,453
Total Convertible Bonds (identified cost $2,152,371)		$ 1,974,720

Corporate Bonds — 46.3%
Security	Principal Amount* (000's omitted)	Value
Aerospace and Defense — 0.8%
Moog, Inc., 4.25%, 12/15/27(1)	791	$ 705,104
Rolls-Royce PLC, 5.75%, 10/15/27(1)	1,200	1,138,572
Security	Principal Amount* (000's omitted)		Value
Aerospace and Defense (continued)
Spirit AeroSystems, Inc.:
4.60%, 6/15/28		174	$ 137,825
9.375%, 11/30/29(1)		59	60,663
TransDigm, Inc.:
4.625%, 1/15/29		343	296,136
5.50%, 11/15/27		943	878,842
7.50%, 3/15/27		791	790,846
			$ 4,007,988
Agriculture — 0.1%
Darling Ingredients, Inc., 6.00%, 6/15/30(1)		693	$ 650,831
			$ 650,831
Air Transport — 0.9%
Air France-KLM, 8.125%, 5/31/28(6)	EUR	1,000	$ 1,113,793
American Airlines, Inc., 7.25%, 2/15/28(1)		145	134,998
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(1)		648	631,109
Deutsche Lufthansa AG:
2.875%, 5/16/27(6)	EUR	100	97,862
3.50%, 7/14/29(6)	EUR	200	190,135
4.382% to 2/12/26, 8/12/75(6)(7)	EUR	500	496,125
Gatwick Airport Finance PLC, 4.375%, 4/7/26(6)	GBP	1,270	1,430,165
United Airlines, Inc., 4.625%, 4/15/29(1)		445	376,294
			$ 4,470,481
Automotive — 1.9%
Asbury Automotive Group, Inc.:
4.625%, 11/15/29(1)		392	$ 332,087
4.75%, 3/1/30		303	257,513
Clarios Global, L.P./Clarios US Finance Co.:
4.375%, 5/15/26(6)	EUR	1,500	1,522,746
8.50%, 5/15/27(1)		670	660,921
Dana Financing Luxembourg S.a.r.l.:
3.00%, 7/15/29(6)	EUR	300	251,597
8.50%, 7/15/31(6)	EUR	300	324,969
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(1)		595	468,726
Ford Motor Co.:
4.75%, 1/15/43		325	226,166
6.10%, 8/19/32		530	490,623
6.625%, 10/1/28		825	816,127
9.625%, 4/22/30		44	49,111
Forvia SE:
2.375%, 6/15/29(6)	EUR	150	131,925
2.75%, 2/15/27(6)	EUR	200	192,818

9
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Automotive (continued)
Forvia SE: (continued)
3.75%, 6/15/28(6)	EUR	250	$ 241,625
Goodyear Tire & Rubber Co. (The), 5.00%, 7/15/29		546	470,397
IHO Verwaltungs GmbH, 8.75%, (8.75% cash or 9.50% PIK), 5/15/28(6)(8)	EUR	600	655,502
Lithia Motors, Inc.:
3.875%, 6/1/29(1)		398	329,701
4.375%, 1/15/31(1)		452	366,436
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		444	353,639
Sonic Automotive, Inc.:
4.625%, 11/15/29(1)		587	489,437
4.875%, 11/15/31(1)		239	190,631
Wheel Pros, Inc., 6.50%, 5/15/29(1)		332	101,107
			$ 8,923,804
Banks and Thrifts — 0.1%
Synchrony Bank, 5.625%, 8/23/27		351	$ 320,870
			$ 320,870
Building and Development — 1.4%
Ashton Woods USA, LLC/Ashton Woods Finance Co.:
4.625%, 8/1/29(1)		136	$ 110,180
4.625%, 4/1/30(1)		136	105,438
Builders FirstSource, Inc.:
4.25%, 2/1/32(1)		735	585,833
5.00%, 3/1/30(1)		105	91,748
Castle U.K. Finco PLC, 9.031%, (3 mo. EURIBOR + 5.25%), 5/15/28(2)(6)	EUR	400	364,039
Emerald Debt Merger Sub, LLC, 6.625%, 12/15/30(1)		520	495,300
MIWD Holdco II, LLC/MIWD Finance Corp., 5.50%, 2/1/30(1)		354	281,327
Patrick Industries, Inc., 4.75%, 5/1/29(1)		675	549,112
PGT Innovations, Inc., 4.375%, 10/1/29(1)		397	370,997
Smyrna Ready Mix Concrete, LLC, 6.00%, 11/1/28(1)		898	831,123
SRS Distribution, Inc., 6.00%, 12/1/29(1)		668	556,825
Standard Industries, Inc.:
2.25%, 11/21/26(6)	EUR	850	791,455
4.75%, 1/15/28(1)		753	674,733
White Cap Buyer, LLC, 6.875%, 10/15/28(1)		700	611,615
			$ 6,419,725
Business Equipment and Services — 0.7%
Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		942	$ 858,840
Security	Principal Amount* (000's omitted)		Value
Business Equipment and Services (continued)
Allied Universal Holdco, LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.:
3.625%, 6/1/28(6)	EUR	350	$ 299,472
4.625%, 6/1/28(1)		239	194,987
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC:
7.125%, 7/31/26(1)		1,935	1,864,605
7.125%, 7/31/26(6)		260	250,541
			$ 3,468,445
Cable and Satellite Television — 1.3%
Altice Financing S.A., 5.00%, 1/15/28(1)		470	$ 382,618
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(1)		865	673,811
4.50%, 8/15/30(1)		900	722,849
4.75%, 3/1/30(1)		1,288	1,064,343
4.75%, 2/1/32(1)		225	175,844
5.00%, 2/1/28(1)		400	359,485
6.375%, 9/1/29(1)		601	550,611
DISH Network Corp., 11.75%, 11/15/27(1)		397	393,582
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(6)	GBP	1,851	1,892,095
			$ 6,215,238
Capital Goods — 0.2%
BWX Technologies, Inc.:
4.125%, 6/30/28(1)		609	$ 536,605
4.125%, 4/15/29(1)		221	189,210
			$ 725,815
Chemicals — 0.2%
Calderys Financing, LLC, 11.25%, 6/1/28(1)		544	$ 549,440
Olympus Water US Holding Corp., 9.75%, 11/15/28(1)		614	600,462
			$ 1,149,902
Chemicals and Plastics — 1.0%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(1)		128	$ 86,606
Avient Corp., 7.125%, 8/1/30(1)		681	655,913
Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)		452	350,541
Herens Midco S.a.r.l., 5.25%, 5/15/29(6)	EUR	1,000	602,675
Italmatch Chemicals SpA:
9.455%, (3 mo. EURIBOR + 5.50%), 2/6/28(2)(6)	EUR	200	204,974
10.00%, 2/6/28(6)	EUR	650	658,983
NOVA Chemicals Corp., 4.875%, 6/1/24(1)		399	392,546

10
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Chemicals and Plastics (continued)
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(1)		783	$ 680,129
Valvoline, Inc., 3.625%, 6/15/31(1)		699	532,243
W.R. Grace Holdings, LLC:
4.875%, 6/15/27(1)		639	574,850
7.375%, 3/1/31(1)		185	171,660
			$ 4,911,120
Commercial Services — 2.2%
Abertis Infraestructuras Finance B.V., 3.248% to 11/24/25(6)(7)(9)	EUR	600	$ 588,136
AMN Healthcare, Inc., 4.00%, 4/15/29(1)		557	461,965
APi Group DE, Inc., 4.75%, 10/15/29(1)		662	567,553
EC Finance PLC, 3.00%, 10/15/26(6)	EUR	256	251,651
GTCR W-2 Merger Sub, LLC, 7.50%, 1/15/31(1)		250	247,062
GTCR W-2 Merger Sub, LLC/GTCR W Dutch Finance Sub B.V., 8.50%, 1/15/31(6)	GBP	330	403,605
HealthEquity, Inc., 4.50%, 10/1/29(1)		1,196	1,025,988
IPD 3 B.V., 8.00%, 6/15/28(6)	EUR	700	748,609
Korn Ferry, 4.625%, 12/15/27(1)		620	564,581
LABL, Inc.:
5.875%, 11/1/28(1)		598	507,176
8.25%, 11/1/29(1)		300	223,313
Metis Merger Sub, LLC, 6.50%, 5/15/29(1)		1,178	963,818
NESCO Holdings II, Inc., 5.50%, 4/15/29(1)		565	485,044
Verisure Holding AB, 3.25%, 2/15/27(6)	EUR	1,130	1,083,561
Verisure Midholding AB, 5.25%, 2/15/29(6)	EUR	380	348,060
VT Topco, Inc., 8.50%, 8/15/30(1)		867	846,665
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		1,110	1,027,760
			$ 10,344,547
Computers — 0.7%
Kyndryl Holdings, Inc., 2.70%, 10/15/28		775	$ 626,958
McAfee Corp., 7.375%, 2/15/30(1)		855	684,744
NCR Voyix Corp.:
5.125%, 4/15/29(1)		296	254,853
5.25%, 10/1/30(1)		405	335,851
Presidio Holdings, Inc., 8.25%, 2/1/28(1)		763	722,789
Seagate HDD Cayman:
4.091%, 6/1/29		129	111,353
9.625%, 12/1/32(1)		344	367,360
			$ 3,103,908
Security	Principal Amount* (000's omitted)		Value
Containers and Glass Products — 0.6%
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC, 3.00%, 9/1/29(6)	EUR	850	$ 666,059
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
2.125%, 8/15/26(6)	EUR	300	275,080
2.125%, 8/15/26(6)	EUR	1,070	981,740
Canpack S.A./Canpack US, LLC, 3.875%, 11/15/29(1)		547	430,117
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		377	362,974
			$ 2,715,970
Cosmetics/Toiletries — 0.1%
Edgewell Personal Care Co.:
4.125%, 4/1/29(1)		238	$ 199,352
5.50%, 6/1/28(1)		391	357,257
			$ 556,609
Distribution & Wholesale — 1.1%
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)		1,138	$ 1,044,861
Parts Europe S.A., 7.993%, (3 mo. EURIBOR + 4.00%), 7/20/27(2)(6)	EUR	1,167	1,237,696
Performance Food Group, Inc.:
4.25%, 8/1/29(1)		551	465,499
6.875%, 5/1/25(1)		209	208,157
Rexel S.A., 5.25%, 9/15/30(6)	EUR	680	710,845
Ritchie Bros Holdings, Inc.:
6.75%, 3/15/28(1)		190	186,433
7.75%, 3/15/31(1)		457	458,714
Windsor Holdings III, LLC, 8.50%, 6/15/30(1)		719	700,821
			$ 5,013,026
Diversified Financial Services — 1.8%
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(1)		345	$ 346,939
Encore Capital Group, Inc., 5.375%, 2/15/26(6)	GBP	230	255,917
Intrum AB, 4.875%, 8/15/25(6)	EUR	600	571,139
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29(1)		511	436,023
Jefferson Capital Holdings, LLC, 6.00%, 8/15/26(1)		798	697,721
KOC Holding AS, 6.50%, 3/11/25(6)		1,400	1,383,424
Macquarie Airfinance Holdings, Ltd., 8.125%, 3/30/29(1)		265	261,292
Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(1)		443	404,149
PRA Group, Inc., 7.375%, 9/1/25(1)		651	609,352
ProGroup AG, 3.00%, 3/31/26(6)	EUR	500	494,651
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.:
2.875%, 10/15/26(1)		261	227,516

11
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Diversified Financial Services (continued)
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc.: (continued)
3.625%, 3/1/29(1)		849	$ 691,089
4.00%, 10/15/33(1)		65	47,851
Sherwood Financing PLC, 6.00%, 11/15/26(6)	GBP	934	948,757
VistaJet Malta Finance PLC/Vista Management Holding, Inc.:
6.375%, 2/1/30(1)		945	631,225
7.875%, 5/1/27(1)		250	192,541
9.50%, 6/1/28(1)		297	227,875
			$ 8,427,461
Diversified Telecommunication Services — 0.2%
Altice France S.A., 8.125%, 2/1/27(1)		1,065	$ 898,967
			$ 898,967
Drugs — 0.6%
Catalent Pharma Solutions, Inc., 2.375%, 3/1/28(6)	EUR	900	$ 785,235
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)(10)		400	269,000
Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)(10)		459	303,424
Gruenenthal GmbH, 3.625%, 11/15/26(6)	EUR	500	503,083
Perrigo Finance Unlimited Co.:
4.65%, 6/15/30		899	751,751
4.90%, 12/15/44		406	277,770
			$ 2,890,263
Ecological Services and Equipment — 1.0%
Clean Harbors, Inc.:
4.875%, 7/15/27(1)		200	$ 186,658
5.125%, 7/15/29(1)		418	376,428
Covanta Holding Corp., 4.875%, 12/1/29(1)		1,290	1,008,187
GFL Environmental, Inc.:
3.50%, 9/1/28(1)		889	762,220
4.25%, 6/1/25(1)		313	301,221
4.75%, 6/15/29(1)		906	794,029
Paprec Holding S.A.:
3.50%, 7/1/28(6)	EUR	910	855,030
4.00%, 3/31/25(6)	EUR	400	418,728
			$ 4,702,501
Electric Utilities — 0.9%
EDP - Energias de Portugal S.A., 4.496% to 1/30/24, 4/30/79(6)(7)	EUR	1,500	$ 1,580,802
Security	Principal Amount* (000's omitted)		Value
Electric Utilities (continued)
Electricite de France S.A., 7.50% to 9/6/28(6)(7)(9)	EUR	400	$ 428,869
Energizer Gamma Acquisition B.V., 3.50%, 6/30/29(6)	EUR	550	460,906
FirstEnergy Corp.:
2.65%, 3/1/30		585	472,436
Series B, 4.15%, 7/15/27		494	457,655
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		578	504,411
TransAlta Corp., 7.75%, 11/15/29		448	446,218
			$ 4,351,297
Electronics/Electrical — 0.6%
Coherent Corp., 5.00%, 12/15/29(1)		995	$ 845,676
Imola Merger Corp., 4.75%, 5/15/29(1)		1,026	895,347
Open Text Corp., 3.875%, 2/15/28(1)		798	694,467
Sensata Technologies, Inc., 4.375%, 2/15/30(1)		360	304,682
			$ 2,740,172
Energy — 1.0%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)		1,078	$ 758,475
Greenko Solar Mauritius, Ltd.:
5.55%, 1/29/25(1)		1,100	1,057,375
5.95%, 7/29/26(1)		1,200	1,108,500
New Fortress Energy, Inc., 6.50%, 9/30/26(1)		941	843,726
Sunoco, L.P./Sunoco Finance Corp.:
4.50%, 5/15/29		583	505,693
4.50%, 4/30/30		372	318,123
			$ 4,591,892
Engineering & Construction — 0.1%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)		42	$ 39,754
TopBuild Corp., 4.125%, 2/15/32(1)		791	626,808
			$ 666,562
Entertainment — 1.5%
Allwyn Entertainment Financing UK PLC, 7.25%, 4/30/30(6)	EUR	1,047	$ 1,105,892
Boyne USA, Inc., 4.75%, 5/15/29(1)		814	709,488
Caesars Entertainment, Inc.:
6.25%, 7/1/25(1)		1,031	1,015,207
7.00%, 2/15/30(1)		250	241,504
8.125%, 7/1/27(1)		508	503,773
CDI Escrow Issuer, Inc., 5.75%, 4/1/30(1)		669	598,384
CPUK Finance, Ltd., 4.875%, 2/28/47(6)	GBP	1,130	1,286,511

12
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Entertainment (continued)
Jacobs Entertainment, Inc., 6.75%, 2/15/29(1)		755	$ 642,407
Light & Wonder International, Inc., 7.00%, 5/15/28(1)		719	701,556
Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		519	463,745
			$ 7,268,467
Financial Intermediaries — 1.0%
Ally Financial, Inc., Series B, 4.70% to 5/15/26(7)(9)		635	$ 414,162
Compass Group Diversified Holdings, LLC, 5.25%, 4/15/29(1)		788	673,723
Ford Motor Credit Co., LLC:
2.70%, 8/10/26		800	717,861
2.90%, 2/16/28		203	172,898
3.815%, 11/2/27		1,141	1,018,450
4.125%, 8/17/27		457	415,398
5.113%, 5/3/29		600	546,658
5.125%, 6/16/25		273	265,883
MSCI, Inc.:
3.625%, 9/1/30(1)		357	295,821
3.875%, 2/15/31(1)		443	366,087
			$ 4,886,941
Food Products — 0.5%
Chobani, LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25(1)		463	$ 455,239
Nomad Foods Bondco PLC, 2.50%, 6/24/28(6)	EUR	1,170	1,076,279
Pilgrim's Pride Corp., 3.50%, 3/1/32		951	725,651
			$ 2,257,169
Food Service — 0.4%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:
3.875%, 1/15/28(1)		386	$ 344,956
4.375%, 1/15/28(1)		673	606,576
IRB Holding Corp., 7.00%, 6/15/25(1)		37	36,757
US Foods, Inc., 4.75%, 2/15/29(1)		816	720,611
			$ 1,708,900
Food/Drug Retailers — 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(1)		806	$ 772,852
			$ 772,852
Health Care — 3.5%
AHP Health Partners, Inc., 5.75%, 7/15/29(1)		212	$ 174,039
Security	Principal Amount* (000's omitted)		Value
Health Care (continued)
Avantor Funding, Inc., 2.625%, 11/1/25(6)	EUR	300	$ 306,250
Bausch & Lomb Escrow Corp., 8.375%, 10/1/28(1)		595	591,728
Cerba Healthcare SACA, 3.50%, 5/31/28(6)	EUR	250	215,697
Chrome Holdco S.A.S., 5.00%, 5/31/29(6)	EUR	1,100	844,645
Encompass Health Corp., 4.75%, 2/1/30		616	532,990
Fortrea Holdings, Inc., 7.50%, 7/1/30(1)		844	815,515
Grifols Escrow Issuer S.A.:
3.875%, 10/15/28(6)	EUR	2,100	1,856,012
4.75%, 10/15/28(1)		595	500,312
Grifols S.A., 3.20%, 5/1/25(6)	EUR	350	355,711
Heartland Dental, LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(1)		1,155	1,111,549
IQVIA, Inc.:
2.25%, 3/15/29(6)	EUR	611	544,616
2.875%, 6/15/28(6)	EUR	350	330,300
6.50%, 5/15/30(1)		337	327,311
Legacy LifePoint Health, LLC, 4.375%, 2/15/27(1)		354	293,052
LifePoint Health, Inc.:
5.375%, 1/15/29(1)		377	228,776
9.875%, 8/15/30(1)		290	262,450
Medline Borrower, L.P., 5.25%, 10/1/29(1)		1,361	1,159,853
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(1)		519	378,766
ModivCare, Inc., 5.875%, 11/15/25(1)		708	669,810
Molina Healthcare, Inc.:
3.875%, 11/15/30(1)		573	468,023
3.875%, 5/15/32(1)		814	640,581
Option Care Health, Inc., 4.375%, 10/31/29(1)		805	673,686
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)		643	601,855
Team Health Holdings, Inc., 6.375%, 2/1/25(1)		639	507,027
Tenet Healthcare Corp.:
6.125%, 10/1/28		1,004	932,094
6.875%, 11/15/31		313	288,931
US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)		845	719,724
Varex Imaging Corp., 7.875%, 10/15/27(1)		446	437,662
			$ 16,768,965
Home Furnishings — 0.2%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(1)		245	$ 234,389
Tempur Sealy International, Inc., 3.875%, 10/15/31(1)		673	504,870
			$ 739,259
Hotels, Restaurants & Leisure — 0.1%
Resorts World Las Vegas, LLC/RWLV Capital, Inc.:
4.625%, 4/6/31(6)		400	$ 282,438

13
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Hotels, Restaurants & Leisure (continued)
Resorts World Las Vegas, LLC/RWLV Capital, Inc.: (continued)
8.45%, 7/27/30(1)		200	$ 184,604
			$ 467,042
Household Products — 0.1%
Spectrum Brands, Inc., 3.875%, 3/15/31(1)		299	$ 239,639
			$ 239,639
Industrial Equipment — 0.1%
Madison IAQ, LLC, 5.875%, 6/30/29(1)		864	$ 670,270
			$ 670,270
Insurance — 0.5%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		480	$ 438,783
Galaxy Finco, Ltd., 9.25%, 7/31/27(6)	GBP	981	1,070,139
Jones DesLauriers Insurance Management, Inc., 10.50%, 12/15/30(1)		728	723,226
			$ 2,232,148
Internet Software & Services — 0.7%
Arches Buyer, Inc.:
4.25%, 6/1/28(1)		270	$ 223,919
6.125%, 12/1/28(1)		940	760,192
Cars.com, Inc., 6.375%, 11/1/28(1)		814	725,368
Match Group Holdings II, LLC, 3.625%, 10/1/31(1)		919	706,150
Science Applications International Corp., 4.875%, 4/1/28(1)		1,108	989,872
			$ 3,405,501
Leisure Goods/Activities/Movies — 1.7%
Acushnet Co., 7.375%, 10/15/28(1)		258	$ 258,719
Cinemark USA, Inc.:
5.25%, 7/15/28(1)		390	337,181
5.875%, 3/15/26(1)		375	356,457
8.75%, 5/1/25(1)		248	250,857
LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(6)(8)	EUR	1,562	1,596,815
Life Time, Inc.:
5.75%, 1/15/26(1)		401	388,715
8.00%, 4/15/26(1)		821	801,156
Lindblad Expeditions Holdings, Inc., 9.00%, 5/15/28(1)		228	219,520
Lindblad Expeditions, LLC, 6.75%, 2/15/27(1)		142	129,530
Security	Principal Amount* (000's omitted)		Value
Leisure Goods/Activities/Movies (continued)
NCL Corp., Ltd.:
3.625%, 12/15/24(1)		135	$ 127,807
5.875%, 3/15/26(1)		512	459,976
5.875%, 2/15/27(1)		102	93,990
7.75%, 2/15/29(1)		86	75,127
NCL Finance, Ltd., 6.125%, 3/15/28(1)		295	246,939
Playtika Holding Corp., 4.25%, 3/15/29(1)		757	611,323
Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27(1)		480	521,059
SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29(1)		688	600,005
Viking Cruises, Ltd.:
5.875%, 9/15/27(1)		985	888,278
7.00%, 2/15/29(1)		205	185,698
Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		131	116,242
			$ 8,265,394
Machinery — 0.4%
Chart Industries, Inc., 9.50%, 1/1/31(1)		648	$ 668,201
IMA Industria Macchine Automatiche SpA, 3.75%, 1/15/28(6)	EUR	700	666,781
Renk AG, 5.75%, 7/15/25(6)	EUR	500	522,721
			$ 1,857,703
Media — 0.3%
Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(1)		470	$ 310,788
Outfront Media Capital, LLC/Outfront Media Capital Corp., 4.625%, 3/15/30(1)		514	412,981
Univision Communications, Inc., 7.375%, 6/30/30(1)		564	497,162
			$ 1,220,931
Metals/Mining — 0.8%
Compass Minerals International, Inc., 6.75%, 12/1/27(1)		1,000	$ 942,900
Freeport-McMoRan, Inc., 5.45%, 3/15/43		416	342,838
Hudbay Minerals, Inc.:
4.50%, 4/1/26(1)		503	468,670
6.125%, 4/1/29(1)		220	197,133
Novelis Corp., 3.25%, 11/15/26(1)		237	211,234
Novelis Sheet Ingot GmbH, 3.375%, 4/15/29(6)	EUR	1,077	977,059
Roller Bearing Co. of America, Inc., 4.375%, 10/15/29(1)		552	468,791
			$ 3,608,625
Nonferrous Metals/Minerals — 0.3%
Eldorado Gold Corp., 6.25%, 9/1/29(1)		485	$ 416,474

14
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Nonferrous Metals/Minerals (continued)
First Quantum Minerals, Ltd., 6.875%, 3/1/26(1)		400	$ 352,000
New Gold, Inc., 7.50%, 7/15/27(1)		653	613,366
			$ 1,381,840
Oil and Gas — 2.2%
Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)		950	$ 944,462
Callon Petroleum Co., 8.00%, 8/1/28(1)		704	696,482
Civitas Resources, Inc., 8.625%, 11/1/30(1)		150	152,833
CrownRock, L.P./CrownRock Finance, Inc., 5.00%, 5/1/29(1)		487	459,777
CVR Energy, Inc., 5.75%, 2/15/28(1)		865	777,985
Endeavor Energy Resources, L.P./EER Finance, Inc., 5.75%, 1/30/28(1)		485	465,746
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)		1,150	1,139,562
Parkland Corp.:
4.50%, 10/1/29(1)		480	413,318
4.625%, 5/1/30(1)		292	249,250
Permian Resources Operating, LLC:
5.875%, 7/1/29(1)		701	653,087
7.00%, 1/15/32(1)		418	405,610
7.75%, 2/15/26(1)		362	362,066
Precision Drilling Corp., 7.125%, 1/15/26(1)		670	660,801
Seadrill Finance, Ltd., 8.375%, 8/1/30(1)		200	200,282
Southwestern Energy Co., 4.75%, 2/1/32		810	697,375
Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)		439	430,379
Transocean, Inc., 8.75%, 2/15/30(1)		206	205,717
Vital Energy, Inc., 9.75%, 10/15/30		466	457,140
Wintershall Dea Finance 2 B.V., Series NC5, 2.499% to 4/20/26(6)(7)(9)	EUR	1,300	1,210,377
			$ 10,582,249
Packaging & Containers — 1.0%
Ball Corp., 6.875%, 3/15/28		487	$ 486,074
Berry Global, Inc., 5.625%, 7/15/27(1)		321	306,748
Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(6)	EUR	1,110	975,692
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(1)		752	689,020
Schoeller Packaging B.V., 6.375%, 11/1/24(6)	EUR	950	990,620
Trivium Packaging Finance B.V.:
3.75%, 8/15/26(6)	EUR	575	552,294
7.531%, (3 mo. EURIBOR + 3.75%), 8/15/26(2)(6)	EUR	740	763,420
			$ 4,763,868
Security	Principal Amount* (000's omitted)		Value
Pharmaceuticals — 0.6%
Bayer AG, 5.375% to 6/25/30, 3/25/82(6)(7)	EUR	500	$ 484,962
BellRing Brands, Inc., 7.00%, 3/15/30(1)		535	520,170
Cheplapharm Arzneimittel GmbH, 8.531%, (3 mo. EURIBOR + 4.75%), 5/15/30(2)(6)	EUR	825	879,480
Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)		575	541,644
P&L Development, LLC/PLD Finance Corp., 7.75%, 11/15/25(1)		590	396,866
			$ 2,823,122
Pipelines — 1.5%
Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:
5.75%, 3/1/27(1)		493	$ 471,667
7.875%, 5/15/26(1)		148	149,193
Cheniere Energy Partners, L.P., 4.00%, 3/1/31		611	512,171
DT Midstream, Inc., 4.125%, 6/15/29(1)		599	515,598
Energy Transfer, L.P., 5.00%, 5/15/50		337	252,906
EQM Midstream Partners, L.P.:
4.50%, 1/15/29(1)		1,033	906,918
6.00%, 7/1/25(1)		75	73,417
6.50%, 7/1/27(1)		405	394,055
7.50%, 6/1/30(1)		536	526,454
Kinetik Holdings, L.P., 5.875%, 6/15/30(1)		679	623,682
Plains All American Pipeline, L.P., Series B, 9.736%, (3 mo. SOFR + 4.372%)(2)(9)		601	567,773
Venture Global LNG, Inc.:
8.125%, 6/1/28(1)		609	591,696
8.375%, 6/1/31(1)		574	548,170
9.50%, 2/1/29(1)		370	376,129
9.875%, 2/1/32(1)		373	378,451
			$ 6,888,280
Publishing — 0.1%
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(1)		326	$ 275,112
8.00%, 8/1/29(1)		481	396,969
			$ 672,081
Radio and Television — 0.1%
Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)		875	$ 669,830
			$ 669,830

15
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Real Estate Investment Trusts (REITs) — 0.9%
CTR Partnership, L.P./CareTrust Capital Corp., 3.875%, 6/30/28(1)		662	$ 556,934
Cushman & Wakefield US Borrower, LLC, 8.875%, 9/1/31(1)		302	286,612
Emeria SASU:
3.375%, 3/31/28(6)	EUR	600	508,185
7.75%, 3/31/28(6)	EUR	480	468,160
Greystar Real Estate Partners, LLC, 7.75%, 9/1/30(1)		643	632,593
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)		600	528,800
3.75%, 9/15/30(1)		785	564,363
Heimstaden Bostad AB, 3.248% to 11/19/24(6)(7)(9)	EUR	950	533,427
			$ 4,079,074
Retail — 1.7%
Arko Corp., 5.125%, 11/15/29(1)		699	$ 567,504
Dufry One B.V., 3.375%, 4/15/28(6)	EUR	1,350	1,268,912
Evergreen AcqCo 1, L.P./TVI, Inc., 9.75%, 4/26/28(1)		871	879,688
Ferrellgas, L.P./Ferrellgas Finance Corp., 5.875%, 4/1/29(1)		793	700,492
Group 1 Automotive, Inc., 4.00%, 8/15/28(1)		575	495,545
Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)		724	612,960
Kohl's Corp., 4.625%, 5/1/31		439	300,671
LCM Investments Holdings II, LLC:
4.875%, 5/1/29(1)		775	650,285
8.25%, 8/1/31(1)		92	87,603
Midco GB SASU, 7.75%, (7.75% cash or 8.50% PIK), 11/1/27(6)(8)	EUR	815	815,205
PEU (Fin) PLC, 7.25%, 7/1/28(6)	EUR	600	610,757
Punch Finance PLC, 6.125%, 6/30/26(6)	GBP	745	781,364
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.00%, 6/1/31(1)		254	210,655
			$ 7,981,641
Retailers (Except Food and Drug) — 0.6%
Bath & Body Works, Inc.:
6.875%, 11/1/35		410	$ 362,221
6.95%, 3/1/33		282	244,135
7.60%, 7/15/37		13	11,036
9.375%, 7/1/25(1)		54	55,667
Dave & Buster's, Inc., 7.625%, 11/1/25(1)		923	917,010
Security	Principal Amount* (000's omitted)		Value
Retailers (Except Food and Drug) (continued)
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29(1)		844	$ 777,837
Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)		737	629,372
			$ 2,997,278
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 3.875%, 9/1/28(1)		554	$ 495,445
			$ 495,445
Software — 0.4%
Central Parent, LLC/CDK Global II, LLC/CDK Financing Co., Inc., 8.00%, 6/15/29(1)		374	$ 369,792
Clarivate Science Holdings Corp., 4.875%, 7/1/29(1)		994	839,582
Cloud Software Group, Inc.:
6.50%, 3/31/29(1)		344	302,344
9.00%, 9/30/29(1)		648	552,423
			$ 2,064,141
Software and Services — 0.2%
Fair Isaac Corp., 4.00%, 6/15/28(1)		667	$ 594,709
Gartner, Inc., 3.75%, 10/1/30(1)		547	453,564
			$ 1,048,273
Specialty Retail — 0.3%
Fiber Bidco SpA:
9.955%, (3 mo. EURIBOR + 6.00%), 10/25/27(2)(6)	EUR	817	$ 873,653
11.00%, 10/25/27(6)	EUR	270	304,042
			$ 1,177,695
Steel — 0.1%
Allegheny Ludlum, LLC, 6.95%, 12/15/25		401	$ 399,749
TMS International Corp., 6.25%, 4/15/29(1)		89	70,310
			$ 470,059
Surface Transport — 0.1%
Hertz Corp. (The):
4.625%, 12/1/26(1)		47	$ 39,413
5.00%, 12/1/29(1)		679	488,320
			$ 527,733
Technology — 0.5%
athenahealth Group, Inc., 6.50%, 2/15/30(1)		1,055	$ 863,065

16
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Technology (continued)
International Game Technology PLC:
3.50%, 6/15/26(6)	EUR	250	$ 253,159
4.125%, 4/15/26(1)		573	539,720
6.25%, 1/15/27(1)		200	195,100
6.50%, 2/15/25(1)		383	380,784
			$ 2,231,828
Telecommunications — 2.9%
Ciena Corp., 4.00%, 1/31/30(1)		706	$ 589,062
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		1,299	1,212,339
Iliad Holding SASU:
6.50%, 10/15/26(1)		943	882,037
7.00%, 10/15/28(1)		362	327,884
LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)		1,141	890,003
Level 3 Financing, Inc., 4.25%, 7/1/28(1)		594	336,443
Lorca Telecom Bondco S.A., 4.00%, 9/18/27(6)	EUR	1,600	1,576,119
Network i2i, Ltd., 3.975% to 3/3/26(6)(7)(9)		1,000	904,990
PLT VII Finance S.a.r.l., 8.59%, (3 mo. EURIBOR + 4.625%), 1/5/26(2)(6)	EUR	500	529,804
Stagwell Global, LLC, 5.625%, 8/15/29(1)		429	355,058
Summer (BC) Bidco B, LLC, 5.50%, 10/31/26(1)		383	333,863
Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(6)	EUR	327	276,869
Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(6)	EUR	600	575,355
Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	435	483,471
Telecom Italia SpA:
2.75%, 4/15/25(6)	EUR	367	370,549
6.875%, 2/15/28(6)	EUR	300	316,240
7.875%, 7/31/28(6)	EUR	300	325,380
Telefonica Europe B.V., 7.125% to 8/23/28(6)(7)(9)	EUR	800	867,068
Viasat, Inc., 5.625%, 4/15/27(1)		528	461,424
Viavi Solutions, Inc., 3.75%, 10/1/29(1)		601	468,485
Vodafone Group PLC, 4.875% to 7/3/25, 10/3/78(6)(7)	GBP	500	576,621
Wp/ap Telecom Holdings III B.V., 5.50%, 1/15/30(6)	EUR	1,125	999,705
			$ 13,658,769
Transportation — 0.3%
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		457	$ 403,844
Seaspan Corp., 5.50%, 8/1/29(1)		836	642,198
Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(1)		609	568,072
			$ 1,614,114
Utilities — 0.9%
Calpine Corp.:
5.00%, 2/1/31(1)		615	$ 496,664
Security	Principal Amount* (000's omitted)	Value
Utilities (continued)
Calpine Corp.: (continued)
5.125%, 3/15/28(1)	450	$ 403,147
Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(1)	411	336,149
NRG Energy, Inc.:
3.625%, 2/15/31(1)	563	425,559
3.875%, 2/15/32(1)	118	87,869
5.75%, 1/15/28	384	359,788
10.25% to 3/15/28(1)(7)(9)	509	491,911
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	460	389,234
5.00%, 1/31/28(1)	450	412,697
Vistra Operations Co., LLC:
4.375%, 5/1/29(1)	193	164,148
5.00%, 7/31/27(1)	580	531,104
		$ 4,098,270
Total Corporate Bonds (identified cost $237,366,162)		$218,862,790

Foreign Corporate Bonds — 0.2%
Security	Principal Amount (000's omitted)	Value
Chemicals and Plastics — 0.2%
Braskem Idesa SAPI, 7.45%, 11/15/29(6)	$1,150	$ 728,476
		$ 728,476
Real Estate Investment Trusts (REITs) — 0.0%(11)
Shimao Group Holdings, Ltd., 5.60%, 7/15/26(6)(10)	$1,250	$ 31,250
		$ 31,250
Total Foreign Corporate Bonds (identified cost $2,523,182)		$ 759,726

Preferred Stocks — 0.2%
Security	Shares	Value
Distribution & Wholesale — 0.2%
WESCO International, Inc., Series A, 10.625% to 6/22/25(7)	36,126	$ 963,119
Total Preferred Stocks (identified cost $1,027,931)		$ 963,119

17
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Senior Floating-Rate Loans — 38.0%(12)
Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 0.9%
Dynasty Acquisition Co., Inc.:
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28	$890	$ 881,310
Term Loan, 9.324%, (SOFR + 4.00%), 8/24/28	381	377,705
TransDigm, Inc., Term Loan, 8.64%, (SOFR + 3.25%), 8/24/28	1,741	1,740,916
WP CPP Holdings, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 4/30/25	1,105	1,064,756
		$ 4,064,687
Airlines — 0.6%
Air Canada, Term Loan, 9.128%, (SOFR + 3.50%), 8/11/28	$479	$ 478,777
American Airlines, Inc., Term Loan, 10.427%, (SOFR + 4.75%), 4/20/28	1,350	1,370,864
Mileage Plus Holdings, LLC, Term Loan, 10.798%, (SOFR + 5.25%), 6/21/27	490	505,568
United Airlines, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 4/21/28	373	375,213
		$ 2,730,422
Apparel & Luxury Goods — 0.3%
ABG Intermediate Holdings 2, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/21/28	$291	$ 290,618
Hanesbrands, Inc., Term Loan, 9.074%, (SOFR + 3.75%), 3/8/30	1,047	1,035,468
		$ 1,326,086
Auto Components — 1.0%
Adient US, LLC, Term Loan, 8.689%, (SOFR + 3.25%), 4/10/28	$1,000	$ 1,001,161
Autokiniton US Holdings, Inc., Term Loan, 9.939%, (SOFR + 4.50%), 4/6/28	1,087	1,067,271
Clarios Global, L.P., Term Loan, 9.074%, (SOFR + 3.75%), 5/6/30	1,669	1,668,479
DexKo Global, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 10/4/28	517	496,360
LTI Holdings, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 9/6/25	711	679,908
		$ 4,913,179
Automobiles — 0.5%
Bombardier Recreational Products, Inc., Term Loan, 7.424%, (SOFR + 2.00%), 5/24/27	$1,389	$ 1,378,756
Borrower/Description	Principal Amount (000's omitted)	Value
Automobiles (continued)
MajorDrive Holdings IV, LLC, Term Loan, 9.652%, (SOFR + 4.00%), 6/1/28	$996	$ 969,828
		$ 2,348,584
Beverages — 0.1%
Triton Water Holdings, Inc., Term Loan, 8.902%, (SOFR + 3.25%), 3/31/28	$748	$ 710,916
		$ 710,916
Biotechnology — 0.1%
Alltech, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 10/13/28	$732	$ 716,360
		$ 716,360
Building Products — 0.5%
Cornerstone Building Brands, Inc., Term Loan, 8.685%, (SOFR + 3.25%), 4/12/28	$497	$ 474,339
Oscar AcquisitionCo, LLC, Term Loan, 9.99%, (SOFR + 4.50%), 4/29/29	743	724,402
Standard Industries, Inc., Term Loan, 7.953%, (SOFR + 2.50%), 9/22/28	984	986,840
		$ 2,185,581
Capital Markets — 1.6%
Advisor Group, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 8/17/28	$965	$ 961,998
Aretec Group, Inc.:
Term Loan, 9.674%, (SOFR + 4.25%), 10/1/25	692	692,333
Term Loan, 9.924%, (SOFR + 4.50%), 8/9/30	474	461,375
Citco Funding, LLC, Term Loan, 4/27/28(13)	1,225	1,227,297
Edelman Financial Center, LLC, Term Loan, 8.939%, (SOFR + 3.50%), 4/7/28	746	734,640
Focus Financial Partners, LLC, Term Loan, 8.574%, (SOFR + 3.25%), 6/30/28	997	994,863
HighTower Holdings, LLC, Term Loan, 9.38%, (SOFR + 4.00%), 4/21/28	997	980,623
Mariner Wealth Advisors, LLC, Term Loan, 8.901%, (SOFR + 3.25%), 8/18/28	796	784,000
Victory Capital Holdings, Inc., Term Loan, 7.772%, (SOFR + 2.25%), 7/1/26	1,000	999,531
		$ 7,836,660
Chemicals — 3.0%
Aruba Investments, Inc., Term Loan, 9.424%, (SOFR + 4.00%), 11/24/27	$598	$ 589,309

18
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Chemicals (continued)
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 7.89%, (SOFR + 2.50%), 12/20/29	$1,388	$ 1,391,972
Charter NEX US, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 12/1/27	896	874,706
CPC Acquisition Corp., Term Loan, 9.402%, (SOFR + 3.75%), 12/29/27	659	521,326
Groupe Solmax, Inc., Term Loan, 10.303%, (SOFR + 4.75%), 5/29/28(14)	497	465,991
INEOS Quattro Holdings UK, Ltd., Term Loan, 9.174%, (SOFR + 3.75%), 3/14/30	773	760,017
INEOS US Finance, LLC:
Term Loan, 8.924%, (SOFR + 3.50%), 2/18/30	499	490,490
Term Loan, 9.174%, (SOFR + 3.75%), 11/8/27	995	984,221
Kraton Corporation, Term Loan, 8.921%, (SOFR + 3.25%), 3/15/29	995	948,933
Lonza Group AG, Term Loan, 9.415%, (SOFR + 3.93%), 7/3/28	499	423,660
Messer Industries GmbH, Term Loan, 8.152%, (SOFR + 2.50%), 3/2/26	1,266	1,266,546
Momentive Performance Materials, Inc., Term Loan, 9.824%, (SOFR + 4.50%), 3/29/28	547	522,624
Olympus Water US Holding Corporation, Term Loan, 9.99%, (SOFR + 4.50%), 11/9/28	980	964,509
PQ Corporation, Term Loan, 7.983%, (SOFR + 2.50%), 6/9/28	1,004	999,542
Starfruit Finco B.V., Term Loan, 9.419%, (SOFR + 4.00%), 4/3/28	723	707,518
Tronox Finance, LLC, Term Loan, 8/16/28(13)	1,000	987,500
W.R. Grace & Co.-Conn., Term Loan, 9.402%, (SOFR + 3.75%), 9/22/28	1,278	1,257,776
		$ 14,156,640
Commercial Services & Supplies — 1.4%
Allied Universal Holdco, LLC, Term Loan, 9.174%, (SOFR + 3.75%), 5/12/28	$631	$ 599,897
Belfor Holdings, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 4/6/26	497	497,403
EnergySolutions, LLC, Term Loan, 9.382%, (SOFR + 4.00%), 9/20/30	791	787,753
Garda World Security Corporation, Term Loan, 9.746%, (SOFR + 4.25%), 10/30/26	1,050	1,048,360
GFL Environmental, Inc., Term Loan, 7.912%, (SOFR + 2.50%), 5/31/27	795	796,745
SITEL Worldwide Corporation, Term Loan, 9.189%, (SOFR + 3.75%), 8/28/28	995	961,047
Borrower/Description	Principal Amount (000's omitted)	Value
Commercial Services & Supplies (continued)
Tempo Acquisition, LLC, Term Loan, 8.074%, (SOFR + 2.75%), 8/31/28	$1,474	$ 1,474,201
TruGreen Limited Partnership, Term Loan, 9.424%, (SOFR + 4.00%), 11/2/27	598	562,853
		$ 6,728,259
Communications Equipment — 0.1%
CommScope, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 4/6/26	$579	$ 501,502
		$ 501,502
Construction Materials — 0.3%
Quikrete Holdings, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 3/19/29	$1,285	$ 1,286,430
		$ 1,286,430
Containers & Packaging — 0.2%
Clydesdale Acquisition Holdings, Inc., Term Loan, 9.599%, (SOFR + 4.18%), 4/13/29	$742	$ 719,544
Trident TPI Holdings, Inc., Term Loan, 9.652%, (SOFR + 4.00%), 9/15/28	496	490,874
		$ 1,210,418
Diversified Consumer Services — 0.6%
Ascend Learning, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 12/11/28	$499	$ 465,535
Belron Finance US, LLC, Term Loan, 8.245%, (SOFR + 2.75%), 4/18/29	1,397	1,400,340
KUEHG Corp., Term Loan, 10.39%, (SOFR + 5.00%), 6/12/30	875	875,390
		$ 2,741,265
Electrical Equipment — 0.3%
Brookfield WEC Holdings, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 8/1/25	$1,256	$ 1,255,803
		$ 1,255,803
Electronic Equipment, Instruments & Components — 0.9%
Chamberlain Group, Inc., Term Loan, 8.674%, (SOFR + 3.25%), 11/3/28	$748	$ 727,757
Creation Technologies, Inc., Term Loan, 11.176%, (SOFR + 5.50%), 10/5/28	497	471,358
Ingram Micro, Inc., Term Loan, 8.653%, (SOFR + 3.00%), 6/30/28	372	371,501
Robertshaw US Holding Corp.:
Term Loan, 13.49%, (SOFR + 8.00%), 8.49% cash, 5.00% PIK, 2/28/27	443	447,846

19
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Electronic Equipment, Instruments & Components (continued)
Robertshaw US Holding Corp.: (continued)
Term Loan - Second Lien, 12.49%, (SOFR + 7.00%), 2/28/27	$1,873	$ 1,582,392
Verifone Systems, Inc., Term Loan, 9.653%, (SOFR + 4.00%), 8/20/25	742	691,493
		$ 4,292,347
Energy Equipment & Services — 0.2%
GIP Pilot Acquisition Partners L.P., Term Loan, 8.388%, (SOFR + 3.00%), 10/4/30	$925	$ 925,000
		$ 925,000
Entertainment — 0.7%
Delta 2 (LUX) S.a.r.l., Term Loan, 7.574%, (SOFR + 2.25%), 1/15/30	$1,000	$ 997,500
Playtika Holding Corp., Term Loan, 8.189%, (SOFR + 2.75%), 3/13/28	348	338,377
Renaissance Holding Corp., Term Loan, 10.074%, (SOFR + 4.75%), 4/5/30	625	617,317
UFC Holdings, LLC, Term Loan, 8.399%, (SOFR + 2.75%), 4/29/26	1,311	1,311,010
		$ 3,264,204
Financial Services — 0.2%
GTCR W Merger Sub, LLC, Term Loan, 9/20/30(13)	$850	$ 844,840
		$ 844,840
Food Products — 0.4%
Del Monte Foods, Inc., Term Loan, 9.682%, (SOFR + 4.25%), 5/16/29	$499	$ 483,903
Nomad Foods US, LLC, Term Loan, 8.469%, (SOFR + 3.00%), 11/13/29	1,207	1,207,890
		$ 1,691,793
Gas Utilities — 0.3%
CQP Holdco, L.P., Term Loan, 8.99%, (SOFR + 3.50%), 6/5/28	$1,491	$ 1,491,569
		$ 1,491,569
Health Care Equipment & Supplies — 0.3%
Gloves Buyer, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 12/29/27	$497	$ 480,038
Borrower/Description	Principal Amount (000's omitted)	Value
Health Care Equipment & Supplies (continued)
Journey Personal Care Corp., Term Loan, 9.981%, (6 mo. USD LIBOR + 4.25%), 3/1/28	$497	$ 478,334
Medline Borrower, L.P., Term Loan, 8.689%, (SOFR + 3.25%), 10/23/28	691	687,536
		$ 1,645,908
Health Care Providers & Services — 1.3%
CCRR Parent, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 3/6/28	$997	$ 950,064
CHG Healthcare Services, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 9/29/28	874	865,448
Medical Solutions Holdings, Inc., Term Loan, 8.773%, (SOFR + 3.25%), 11/1/28	986	921,305
National Mentor Holdings, Inc.:
Term Loan, 9.187%, (SOFR + 3.75%), 3/2/28(14)	760	665,727
Term Loan, 9.24%, (SOFR + 3.75%), 3/2/28	27	24,068
Pearl Intermediate Parent, LLC, Term Loan - Second Lien, 11.674%, (SOFR + 6.25%), 2/13/26	142	141,882
Pluto Acquisition I, Inc., Term Loan, 9.684%, (SOFR + 4.00%), 6/22/26	992	842,786
Surgery Center Holdings, Inc., Term Loan, 9.203%, (SOFR + 3.75%), 8/31/26	1,000	1,000,455
TTF Holdings, LLC, Term Loan, 3/31/28(13)	750	750,937
		$ 6,162,672
Health Care Technology — 0.6%
athenahealth Group, Inc., Term Loan, 8.577%, (SOFR + 3.25%), 2/15/29	$880	$ 853,107
Navicure, Inc., Term Loan, 9.439%, (SOFR + 4.00%), 10/22/26	660	660,893
Symplr Software, Inc., Term Loan, 9.983%, (SOFR + 4.50%), 12/22/27	499	438,563
Verscend Holding Corp., Term Loan, 9.439%, (SOFR + 4.00%), 8/27/25	1,028	1,028,677
		$ 2,981,240
Hotels, Restaurants & Leisure — 1.9%
Carnival Corporation, Term Loan, 8.689%, (SOFR + 3.25%), 10/18/28	$1,147	$ 1,128,337
ClubCorp Holdings, Inc., Term Loan, 10.398%, (SOFR + 5.00%), 9/18/26	692	678,514
Dave & Buster's, Inc., Term Loan, 9.188%, (SOFR + 3.75%), 6/29/29	348	348,584
Fertitta Entertainment, LLC, Term Loan, 9.324%, (SOFR + 4.00%), 1/27/29	854	836,600
Four Seasons Hotels Limited, Term Loan, 11/30/29(13)	1,400	1,402,722

20
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Hotels, Restaurants & Leisure (continued)
IRB Holding Corp., Term Loan, 8.424%, (SOFR + 3.00%), 12/15/27	$1,810	$ 1,792,971
SeaWorld Parks & Entertainment, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 8/25/28	995	994,509
Spectacle Gary Holdings, LLC, Term Loan, 9.674%, (SOFR + 4.25%), 12/10/28	801	783,128
Stars Group Holdings B.V. (The), Term Loan, 8.902%, (SOFR + 3.25%), 7/22/28	995	997,066
		$ 8,962,431
Household Durables — 0.3%
ACProducts, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 5/17/28	$792	$ 631,539
Solis IV B.V., Term Loan, 8.891%, (SOFR + 3.50%), 2/26/29	994	940,300
		$ 1,571,839
Household Products — 0.4%
Energizer Holdings, Inc., Term Loan, 7.703%, (SOFR + 2.25%), 12/22/27	$1,266	$ 1,265,841
Kronos Acquisition Holdings, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 12/22/26	897	881,114
		$ 2,146,955
Insurance — 1.3%
Alliant Holdings Intermediate, LLC, Term Loan, 8.939%, (1 mo. USD LIBOR + 3.50%), 11/5/27	$746	$ 744,727
AmWINS Group, Inc., Term Loan, 7.689%, (SOFR + 2.25%), 2/19/28	1,680	1,667,704
AssuredPartners, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 2/12/27	497	493,673
NFP Corp., Term Loan, 8.689%, (SOFR + 3.25%), 2/16/27	995	977,574
Ryan Specialty Group, LLC, Term Loan, 8.424%, (SOFR + 3.00%), 9/1/27	997	998,365
USI, Inc., Term Loan, 9.14%, (SOFR + 3.75%), 11/22/29	1,183	1,182,941
		$ 6,064,984
Interactive Media & Services — 0.1%
Getty Images, Inc., Term Loan, 9.99%, (SOFR + 4.50%), 2/19/26	$506	$ 507,707
		$ 507,707
IT Services — 2.0%
Asurion, LLC:
Term Loan, 8.689%, (SOFR + 3.25%), 12/23/26	$1,031	$ 998,389
Borrower/Description	Principal Amount (000's omitted)	Value
IT Services (continued)
Asurion, LLC: (continued)
Term Loan - Second Lien, 10.689%, (SOFR + 5.25%), 1/31/28	$1,000	$ 872,917
Cyxtera DC Holdings, Inc.:
DIP Loan, 13.951%, (SOFR + 8.50%), 12/7/23	410	413,258
Term Loan, 0.00%, 5/1/24(10)	1,480	866,014
Endure Digital, Inc., Term Loan, 9.422%, (SOFR + 3.50%), 2/10/28	990	921,355
Gainwell Acquisition Corp., Term Loan, 9.49%, (SOFR + 4.00%), 10/1/27	1,076	1,030,717
Go Daddy Operating Company, LLC, Term Loan, 7.824%, (SOFR + 2.50%), 11/9/29	998	999,526
Informatica, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 10/27/28	1,798	1,796,221
NAB Holdings, LLC, Term Loan, 8.54%, (SOFR + 3.00%), 11/23/28	998	993,511
Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.652%, (SOFR + 7.26%), 5.402% cash, 7.25% PIK, 2/28/25	399	379,997
		$ 9,271,905
Leisure Products — 0.1%
Peloton Interactive, Inc., Term Loan, 12.263%, (SOFR + 6.50%), 5/25/27	$312	$ 313,922
		$ 313,922
Life Sciences Tools & Services — 0.2%
Curia Global, Inc., Term Loan, 9.233%, (SOFR + 3.75%), 8/30/26(14)	$758	$ 610,427
Star Parent, Inc., Term Loan, 9.386%, (SOFR + 4.00%), 9/27/30	600	574,187
		$ 1,184,614
Machinery — 2.7%
AI Aqua Merger Sub, Inc., Term Loan, 9.082%, (SOFR + 3.75%), 7/31/28	$1,047	$ 1,027,658
Albion Financing 3 S.a.r.l., Term Loan, 10.883%, (SOFR + 5.50%), 8/17/26	597	596,627
Alliance Laundry Systems, LLC, Term Loan, 8.932%, (SOFR + 3.50%), 10/8/27	479	478,677
Apex Tool Group, LLC, Term Loan, 10.689%, (SOFR + 5.25%), 2/8/29	830	707,684
Barnes Group, Inc., Term Loan, 9/3/30(13)	1,000	993,438
Clark Equipment Company, Term Loan, 7.99%, (SOFR + 2.50%), 4/20/29	437	437,937
Conair Holdings, LLC, Term Loan, 9.189%, (SOFR + 3.75%), 5/17/28	795	738,555

21
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Machinery (continued)
EMRLD Borrower, L.P., Term Loan, 8.38%, (SOFR + 3.00%), 5/31/30	$1,225	$ 1,224,234
Engineered Machinery Holdings, Inc., Term Loan, 9.152%, (SOFR + 3.50%), 5/19/28	735	728,655
Filtration Group Corporation, Term Loan, 8.939%, (SOFR + 3.50%), 10/21/28	748	743,416
Gates Global, LLC, Term Loan, 7.924%, (SOFR + 2.50%), 3/31/27	1,527	1,525,956
Madison IAQ, LLC, Term Loan, 8.703%, (SOFR + 3.25%), 6/21/28	681	658,093
Roper Industrial Products Investment Company, LLC, Term Loan, 9.89%, (SOFR + 4.50%), 11/22/29	698	697,419
SPX Flow, Inc., Term Loan, 9.924%, (SOFR + 4.50%), 4/5/29	950	943,023
Vertical US Newco, Inc., Term Loan, 8.98%, (SOFR + 3.50%), 7/30/27	1,244	1,236,935
		$ 12,738,307
Media — 0.1%
Recorded Books, Inc., Term Loan, 9.324%, (SOFR + 4.00%), 8/29/25	$431	$ 430,741
		$ 430,741
Metals/Mining — 0.6%
Arsenal AIC Parent, LLC, Term Loan, 9.879%, (SOFR + 4.50%), 8/18/30	$875	$ 874,453
PMHC II, Inc., Term Loan, 9.807%, (SOFR + 4.25%), 4/23/29	796	726,383
WireCo WorldGroup, Inc., Term Loan, 9.699%, (SOFR + 4.25%), 11/13/28	689	686,332
Zekelman Industries, Inc., Term Loan, 7.449%, (SOFR + 2.00%), 1/24/27	498	497,646
		$ 2,784,814
Oil, Gas & Consumable Fuels — 0.5%
ITT Holdings, LLC, Term Loan, 10/5/30(13)	$700	$ 690,593
Oryx Midstream Services Permian Basin, LLC, Term Loan, 8.692%, (SOFR + 3.25%), 10/5/28	746	745,948
UGI Energy Services, LLC, Term Loan, 8.674%, (SOFR + 3.25%), 2/22/30	748	748,525
		$ 2,185,066
Pharmaceuticals — 0.5%
Bausch Health Companies, Inc., Term Loan, 10.689%, (SOFR + 5.25%), 2/1/27	$845	$ 662,804
Jazz Financing Lux S.a.r.l., Term Loan, 8.939%, (SOFR + 3.50%), 5/5/28	960	961,057
Borrower/Description	Principal Amount (000's omitted)	Value
Pharmaceuticals (continued)
Mallinckrodt International Finance S.A.:
DIP Loan, 13.439%, (SOFR + 8.00%), 8/28/24	$29	$ 30,534
DIP Loan, 13.451%, (SOFR + 8.00%), 8/28/24	55	57,871
Term Loan, 12.703%, (SOFR + 7.25%), 9/30/27	827	630,077
		$ 2,342,343
Professional Services — 1.3%
AlixPartners, LLP, Term Loan, 8.189%, (SOFR + 2.75%), 2/4/28	$705	$ 705,319
CoreLogic, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28	974	888,585
Employbridge Holding Company, Term Loan, 10.407%, (SOFR + 4.75%), 7/19/28	497	433,880
First Advantage Holdings, LLC, Term Loan, 8.189%, (SOFR + 2.75%), 1/31/27	1,237	1,238,544
Genuine Financial Holdings, LLC, Term Loan, 9.40%, (SOFR + 4.00%), 9/27/30	500	495,469
Neptune Bidco US, Inc., Term Loan, 10.507%, (SOFR + 5.00%), 4/11/29	796	700,356
Rockwood Service Corporation, Term Loan, 9.439%, (SOFR + 4.00%), 1/23/27	724	725,727
Trans Union, LLC, Term Loan, 7.689%, (SOFR + 2.25%), 12/1/28	1,127	1,126,623
		$ 6,314,503
Real Estate Management & Development — 0.4%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 8.674%, (SOFR + 3.25%), 1/31/30	$916	$ 877,336
Greystar Real Estate Partners, LLC, Term Loan, 9.147%, (SOFR + 3.75%), 8/21/30	1,100	1,100,000
		$ 1,977,336
Road & Rail — 1.0%
Avis Budget Car Rental, LLC, Term Loan, 8.924%, (SOFR + 3.50%), 3/16/29	$1,393	$ 1,395,715
First Student Bidco, Inc.:
Term Loan, 8.652%, (SOFR + 3.00%), 7/21/28	136	132,123
Term Loan, 8.655%, (SOFR + 3.00%), 7/21/28	362	351,476
Hertz Corporation (The):
Term Loan, 8.691%, (SOFR + 3.25%), 6/30/28	878	871,713
Term Loan, 8.691%, (SOFR + 3.25%), 6/30/28	169	168,066
Uber Technologies, Inc., Term Loan, 8.159%, (SOFR + 2.75%), 3/3/30	1,741	1,742,534
		$ 4,661,627

22
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Semiconductors & Semiconductor Equipment — 0.5%
Altar Bidco, Inc., Term Loan, 8.142%, (SOFR + 3.10%), 2/1/29(14)	$996	$ 988,671
Entegris, Inc., Term Loan, 7.89%, (SOFR + 2.50%), 7/6/29	616	617,621
MKS Instruments, Inc., Term Loan, 7.819%, (SOFR + 2.50%), 8/17/29	746	741,754
		$ 2,348,046
Software — 4.6%
Applied Systems, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 9/18/26	$1,521	$ 1,526,521
Astra Acquisition Corp., Term Loan, 10.902%, (SOFR + 5.25%), 10/25/28	771	528,576
Banff Merger Sub, Inc., Term Loan, 9.189%, (SOFR + 3.75%), 10/2/25	1,041	1,040,805
Central Parent, Inc., Term Loan, 9.406%, (SOFR + 4.00%), 7/6/29	1,191	1,186,311
Cloud Software Group, Inc., Term Loan, 9.99%, (SOFR + 4.50%), 3/30/29(14)	1,096	1,043,529
Delta TopCo, Inc., Term Loan, 9.069%, (SOFR + 3.75%), 12/1/27	795	783,519
Epicor Software Corporation, Term Loan, 8.689%, (SOFR + 3.25%), 7/30/27	1,701	1,695,170
GoTo Group, Inc., Term Loan, 10.13%, (SOFR + 4.75%), 8/31/27	807	511,142
Magenta Buyer, LLC, Term Loan, 10.645%, (SOFR + 5.00%), 7/27/28	1,124	786,891
McAfee, LLC, Term Loan, 9.165%, (SOFR + 3.75%), 3/1/29	988	945,737
Open Text Corporation, Term Loan, 8.174%, (SOFR + 2.75%), 1/31/30	850	851,042
Polaris Newco, LLC, Term Loan, 9.439%, (SOFR + 4.00%), 6/2/28	723	684,062
Proofpoint, Inc., Term Loan, 8.689%, (SOFR + 3.25%), 8/31/28	1,133	1,115,693
Quest Software US Holdings, Inc., Term Loan, 9.783%, (SOFR + 4.25%), 2/1/29	499	397,030
RealPage, Inc., Term Loan, 8.439%, (SOFR + 3.00%), 4/24/28	966	945,142
Redstone Holdco 2, L.P., Term Loan, 10.189%, (SOFR + 4.75%), 4/27/28	310	248,870
Riverbed Technology, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 7/1/28	110	71,942
Skillsoft Corporation, Term Loan, 10.699%, (SOFR + 5.25%), 7/14/28	499	457,677
Sophia, L.P., Term Loan, 8.924%, (SOFR + 3.50%), 10/7/27	1,466	1,449,025
Borrower/Description	Principal Amount (000's omitted)	Value
Software (continued)
SS&C Technologies, Inc.:
Term Loan, 7.674%, (SOFR + 2.25%), 3/22/29	$529	$ 528,720
Term Loan, 7.674%, (SOFR + 2.25%), 3/22/29	837	837,540
Ultimate Software Group, Inc. (The):
Term Loan, 8.764%, (SOFR + 3.25%), 5/4/26	1,461	1,455,116
Term Loan, 9.233%, (SOFR + 3.75%), 5/4/26	683	682,065
Veritas US, Inc., Term Loan, 10.439%, (SOFR + 5.11%), 9/1/25	953	809,438
Vision Solutions, Inc., Term Loan, 9.64%, (SOFR + 4.00%), 4/24/28	1,221	1,166,527
		$ 21,748,090
Specialty Retail — 1.5%
Great Outdoors Group, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 3/6/28	$1,219	$ 1,211,618
Harbor Freight Tools USA, Inc., Term Loan, 8.189%, (SOFR + 2.75%), 10/19/27	746	737,806
Hoya Midco, LLC, Term Loan, 8.633%, (SOFR + 3.25%), 2/3/29	623	623,072
Les Schwab Tire Centers, Term Loan, 8.692%, (SOFR + 3.25%), 11/2/27	1,202	1,199,365
Mattress Firm, Inc., Term Loan, 9/25/28(13)	750	742,266
Mavis Tire Express Services Corp., Term Loan, 9.439%, (SOFR + 4.00%), 5/4/28	400	394,727
Michaels Companies, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 4/15/28	382	320,456
PetSmart, Inc., Term Loan, 9.174%, (SOFR + 3.75%), 2/11/28	1,858	1,839,894
		$ 7,069,204
Trading Companies & Distributors — 1.4%
Core & Main, L.P., Term Loan, 7.967%, (SOFR + 2.50%), 7/27/28(14)	$1,019	$ 1,019,761
Electro Rent Corporation, Term Loan, 11.002%, (SOFR + 5.50%), 11/1/24	686	644,737
Park River Holdings, Inc., Term Loan, 8.907%, (SOFR + 3.25%), 12/28/27	497	471,509
Spin Holdco, Inc., Term Loan, 9.664%, (SOFR + 4.00%), 3/4/28	1,544	1,327,220
SRS Distribution, Inc., Term Loan, 8.939%, (SOFR + 3.50%), 6/2/28	1,239	1,212,742
White Cap Buyer, LLC, Term Loan, 9.074%, (SOFR + 3.75%), 10/19/27	1,244	1,237,601
Windsor Holdings III, LLC, Term Loan, 9.815%, (SOFR + 4.50%), 8/1/30	675	673,765
		$ 6,587,335

23
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Wireless Telecommunication Services — 0.2%
CCI Buyer, Inc., Term Loan, 9.39%, (SOFR + 4.00%), 12/17/27	$797	$ 781,406
		$ 781,406
Total Senior Floating-Rate Loans (identified cost $183,269,160)		$180,005,540

Miscellaneous — 0.0%(11)
Security	Principal Amount	Value
Entertainment — 0.0%
National CineMedia, Inc., Escrow Certificates(5)(15)	$333,000	$ 0
		$ 0
Surface Transport — 0.0%(11)
Hertz Corp., Escrow Certificates(1)(5)	$105,000	$ 9,450
		$ 9,450
Total Miscellaneous (identified cost $0)		$ 9,450

Short-Term Investments — 9.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(16)	45,142,813	$ 45,142,813
Total Short-Term Investments (identified cost $45,142,813)		$ 45,142,813
Total Investments — 101.2% (identified cost $504,250,512)		$478,647,021
Other Assets, Less Liabilities — (1.2)%		$ (5,595,689)
Net Assets — 100.0%		$473,051,332
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $169,864,115 or 35.9% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2023.
(4)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 10).
(5)	Non-income producing security.
(6)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $61,085,080 or 12.9% of the Fund's net assets.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.
(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(10)	Issuer is in default with respect to interest and/or principal payments.
(11)	Amount is less than 0.05%.
(12)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(13)	This Senior Loan will settle after October 31, 2023, at which time the interest rate will be determined.
(14)	The stated interest rate represents the weighted average interest rate at October 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(15)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).
(16)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.

24
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	50,507,242	EUR	47,482,502	Bank of America, N.A.	1/31/24	$ 51,056	$ —
USD	415,398	EUR	390,347	State Street Bank and Trust Company	1/31/24	606	—
USD	8,735,438	GBP	7,183,784	State Street Bank and Trust Company	1/31/24	—	(2,444)
						$51,662	$(2,444)
Abbreviations:
DIP	– Debtor In Possession
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
OTC	– Over-the-counter
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
25
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $458,744,053)	$ 433,137,210
Affiliated investments, at value (identified cost $45,506,459)	45,509,811
Cash	1,670,982
Deposits for derivatives collateral - forward foreign currency exchange contracts	2,680,000
Foreign currency, at value (identified cost $45,129)	45,112
Interest receivable	4,846,270
Interest and dividends receivable from affiliated investments	195,813
Receivable for investments sold	1,431,271
Receivable for Fund shares sold	1,203,360
Receivable for open forward foreign currency exchange contracts	51,662
Tax reclaims receivable	45,764
Trustees' deferred compensation plan	48,684
Total assets	$ 490,865,939
Liabilities
Cash collateral due to brokers	$ 2,680,000
Payable for investments purchased	13,961,661
Payable for Fund shares redeemed	559,161
Payable for open forward foreign currency exchange contracts	2,444
Distributions payable	91,654
Payable to affiliates:
Investment adviser and administration fee	211,892
Distribution and service fees	12,121
Trustees' fees	2,527
Trustees' deferred compensation plan	48,684
Accrued expenses	244,463
Total liabilities	$ 17,814,607
Net Assets	$ 473,051,332
Sources of Net Assets
Paid-in capital	$ 731,733,581
Accumulated loss	(258,682,249)
Net Assets	$ 473,051,332
Class A Shares
Net Assets	$ 40,737,914
Shares Outstanding	4,286,970
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.50
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 9.82
Class C Shares
Net Assets	$ 3,869,904
Shares Outstanding	406,929
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.51
Class I Shares
Net Assets	$ 180,662,813
Shares Outstanding	18,962,372
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.53
26
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Statement of Assets and Liabilities — continued

October 31, 2023
Class R6 Shares
Net Assets	$247,780,701
Shares Outstanding	26,017,515
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.52
On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
27
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income	$ 96,254
Dividend income from affiliated investments	1,621,766
Interest and other income	31,002,604
Interest income from affiliated investments	31,123
Total investment income	$ 32,751,747
Expenses
Investment adviser and administration fee	$ 2,370,074
Distribution and service fees:
Class A	107,403
Class C	54,292
Trustees’ fees and expenses	28,674
Custodian fee	194,396
Transfer and dividend disbursing agent fees	133,040
Legal and accounting services	107,224
Printing and postage	22,232
Registration fees	75,366
Miscellaneous	49,227
Total expenses	$ 3,141,928
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 50,799
Total expense reductions	$ 50,799
Net expenses	$ 3,091,129
Net investment income	$ 29,660,618
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (21,528,999)
Foreign currency transactions	183,291
Forward foreign currency exchange contracts	(1,818,054)
Net realized loss	$(23,163,762)
Change in unrealized appreciation (depreciation):
Investments	$ 28,642,962
Investments - affiliated investments	2,300
Foreign currency	(9,980)
Forward foreign currency exchange contracts	(523,486)
Net change in unrealized appreciation (depreciation)	$ 28,111,796
Net realized and unrealized gain	$ 4,948,034
Net increase in net assets from operations	$ 34,608,652
28
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 29,660,618	$ 19,272,667
Net realized loss	(23,163,762)	(3,797,265)
Net change in unrealized appreciation (depreciation)	28,111,796	(47,511,771)
Net increase (decrease) in net assets from operations	$ 34,608,652	$ (32,036,369)
Distributions to shareholders:
Class A	$ (2,908,778)	$ (2,179,540)
Class C	(323,146)	(613,791)
Class I	(13,472,073)	(12,184,954)
Class R6	(13,600,022)	(5,097,071)
Total distributions to shareholders	$ (30,304,019)	$ (20,075,356)
Transactions in shares of beneficial interest:
Class A	$ (4,686,715)	$ (10,630,209)
Class C	(4,510,269)	(13,534,522)
Class I	(27,558,904)	(108,874,811)
Class R6	102,903,580	113,967,404
Net increase (decrease) in net assets from Fund share transactions	$ 66,147,692	$ (19,072,138)
Net increase (decrease) in net assets	$ 70,452,325	$ (71,183,863)
Net Assets
At beginning of year	$ 402,599,007	$ 473,782,870
At end of year	$473,051,332	$ 402,599,007
29
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.400	$10.680	$ 10.210	$ 10.760	$ 10.620
Income (Loss) From Operations
Net investment income(1)	$ 0.636	$ 0.468	$ 0.394	$ 0.423	$ 0.496
Net realized and unrealized gain (loss)	0.114	(1.287)	0.489	(0.500)	0.148
Total income (loss) from operations	$ 0.750	$ (0.819)	$ 0.883	$ (0.077)	$ 0.644
Less Distributions
From net investment income	$ (0.650)	$ (0.461)	$ (0.413)	$ (0.473)	$ (0.504)
Total distributions	$ (0.650)	$ (0.461)	$ (0.413)	$ (0.473)	$ (0.504)
Net asset value — End of year	$ 9.500	$ 9.400	$10.680	$10.210	$10.760
Total Return(2)	8.13%	(7.80)%	8.73%	(0.66)% (3)	6.22% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$40,738	$44,921	$ 61,518	$ 63,023	$ 3,888
Ratios (as a percentage of average daily net assets):
Expenses	0.95% (4)	0.97% (4)	0.96%	0.99% (3)	1.00% (3)
Net investment income	6.63%	4.66%	3.70%	4.13%	4.64%
Portfolio Turnover	54%	80%	76%	93%	96%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01% and 0.70% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
30
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Financial Highlights — continued

	Class C
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.410	$10.690	$ 10.220	$ 10.770	$ 10.620
Income (Loss) From Operations
Net investment income(1)	$ 0.558	$ 0.352	$ 0.315	$ 0.353	$ 0.411
Net realized and unrealized gain (loss)	0.121	(1.246)	0.489	(0.508)	0.154
Total income (loss) from operations	$ 0.679	$ (0.894)	$ 0.804	$ (0.155)	$ 0.565
Less Distributions
From net investment income	$ (0.579)	$ (0.386)	$ (0.334)	$ (0.395)	$ (0.415)
Total distributions	$(0.579)	$ (0.386)	$ (0.334)	$ (0.395)	$ (0.415)
Net asset value — End of year	$ 9.510	$ 9.410	$10.690	$10.220	$10.770
Total Return(2)	7.32%	(8.48)%	7.92%	(1.40)% (3)	5.43% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 3,870	$ 8,267	$ 23,956	$ 34,273	$ 1,259
Ratios (as a percentage of average daily net assets):
Expenses	1.71% (4)	1.72% (4)	1.71%	1.74% (3)	1.75% (3)
Net investment income	5.82%	3.47%	2.95%	3.45%	3.85%
Portfolio Turnover	54%	80%	76%	93%	96%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01% and 0.70% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
31
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.430	$ 10.710	$ 10.240	$ 10.790	$ 10.650
Income (Loss) From Operations
Net investment income(1)	$ 0.661	$ 0.461	$ 0.420	$ 0.449	$ 0.526
Net realized and unrealized gain (loss)	0.115	(1.253)	0.491	(0.499)	0.146
Total income (loss) from operations	$ 0.776	$ (0.792)	$ 0.911	$ (0.050)	$ 0.672
Less Distributions
From net investment income	$ (0.676)	$ (0.488)	$ (0.441)	$ (0.500)	$ (0.532)
Total distributions	$ (0.676)	$ (0.488)	$ (0.441)	$ (0.500)	$ (0.532)
Net asset value — End of year	$ 9.530	$ 9.430	$ 10.710	$ 10.240	$10.790
Total Return(2)	8.40%	(7.53)%	8.99%	(0.40)% (3)	6.48% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$180,663	$205,778	$345,990	$304,389	$ 68,533
Ratios (as a percentage of average daily net assets):
Expenses	0.70% (4)	0.72% (4)	0.71%	0.74% (3)	0.75% (3)
Net investment income	6.88%	4.56%	3.93%	4.38%	4.90%
Portfolio Turnover	54%	80%	76%	93%	96%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01% and 0.70% of average daily net assets for the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
32
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Financial Highlights — continued

	Class R6
	Year Ended October 31,				Period Ended October 31, 2019(1)
	2023	2022	2021	2020
Net asset value — Beginning of period	$ 9.420	$ 10.710	$ 10.230	$ 10.790	$ 10.820
Income (Loss) From Operations
Net investment income(2)	$ 0.671	$ 0.483	$ 0.418	$ 0.443	$ 0.059
Net realized and unrealized gain (loss)	0.109	(1.281)	0.507	(0.501)	(0.011)
Total income (loss) from operations	$ 0.780	$ (0.798)	$ 0.925	$ (0.058)	$ 0.048
Less Distributions
From net investment income	$ (0.680)	$ (0.492)	$ (0.445)	$ (0.502)	$ (0.078)
Total distributions	$ (0.680)	$ (0.492)	$ (0.445)	$ (0.502)	$ (0.078)
Net asset value — End of period	$ 9.520	$ 9.420	$10.710	$10.230	$10.790
Total Return(3)	8.44%	(7.58)%	9.13%	(0.47)% (4)	0.44% (4)(5)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$247,781	$143,633	$ 42,319	$ 3,089	$ 10
Ratios (as a percentage of average daily net assets):
Expenses	0.65% (6)	0.66% (6)	0.65%	0.69% (4)	0.75% (4)(7)
Net investment income	6.97%	4.90%	3.90%	4.34%	3.40% (7)
Portfolio Turnover	54%	80%	76%	93%	96% (8)
(1)	For the period from the commencement of operations, September 3, 2019, to October, 31, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01% and 0.68% of average daily net assets for the year ended October 31, 2020 and the period ended 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Not annualized.
(6)	Includes a reduction by the investment adviser of a portion of its adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(7)	Annualized.
(8)	For the year ended October 31, 2019.
33
See Notes to Financial Statements.

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Multi-Asset Credit Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6).  Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
34

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Unfunded Loan Commitments—The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.
H  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
35

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (if any) are made annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$30,304,019	$20,075,356
During the year ended October 31, 2023, accumulated loss was increased by $306,846 and paid-in capital was increased by $306,846 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,438,658
Deferred capital losses	(235,077,003)
Net unrealized depreciation	(24,952,250)
Distributions payable	(91,654)
Accumulated loss	$(258,682,249)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $235,077,003 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $5,196,025 are short-term and $229,880,978 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 503,573,337
Gross unrealized appreciation	$ 3,381,936
Gross unrealized depreciation	(28,308,252)
Net unrealized depreciation	$ (24,926,316)
36

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Notes to Financial Statements — continued

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.550%
$1 billion but less than $2.5 billion	0.530%
$2.5 billion but less than $5 billion	0.510%
$5 billion and over	0.500%
For the year ended October 31, 2023, the investment adviser and administration fee amounted to $2,370,074 or 0.55% of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM. EVM pays EVAIL a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser and administration fee paid was reduced by $50,799 relating to the Fund's investment in the Liquidity Fund.
Prior to March 1, 2023, EVM and EVAIL agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceeded 0.99%, 1.74%, 0.74% and 0.69% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement expired effective March 1, 2023. Pursuant to this agreement, no operating expenses were allocated to EVM and EVAIL for the year ended October 31, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $12,054 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $803 as its portion of the sales charges on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2023 were as follows:
	Purchases	Sales
Investments (non-U.S. Government)	$ 244,815,148	$ 176,079,938
U.S. Government and Agency Securities	20,241,876	40,949,792
	$265,057,024	$217,029,730
37

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Notes to Financial Statements — continued

5  Distribution Plans
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $107,403 for Class A shares.
The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2023, the Fund paid or accrued to EVD $40,719 for Class C shares.
Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2023 amounted to $13,573 for Class C shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
6  Contingent Deferred Sales Charges
A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 0.75% CDSC if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares, including direct exchanges pursuant to share class conversions, were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	491,044	$ 4,697,337	1,174,963	$ 11,607,550
Issued to shareholders electing to receive payments of distributions in Fund shares	263,567	2,529,515	187,456	1,857,405
Redemptions	(1,244,833)	(11,913,567)	(2,343,927)	(24,095,164)
Net decrease	(490,222)	$ (4,686,715)	(981,508)	$ (10,630,209)
Class C
Sales	19,519	$ 187,835	28,523	$ 287,396
Issued to shareholders electing to receive payments of distributions in Fund shares	32,545	312,531	60,321	603,965
Redemptions	(523,577)	(5,010,635)	(1,450,989)	(14,425,883)
Net decrease	(471,513)	$ (4,510,269)	(1,362,145)	$ (13,534,522)
38

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Notes to Financial Statements — continued

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class I
Sales	2,693,183	$ 25,833,259	6,164,379	$ 63,453,436
Issued to shareholders electing to receive payments of distributions in Fund shares	1,367,503	13,159,874	1,194,356	11,928,833
Redemptions	(6,925,581)	(66,552,037)	(17,836,543)	(184,257,080)
Net decrease	(2,864,895)	$ (27,558,904)	(10,477,808)	$(108,874,811)
Class R6
Sales	10,881,327	$ 103,837,241	11,166,945	$ 113,062,124
Issued to shareholders electing to receive payments of distributions in Fund shares	1,393,936	13,411,166	509,601	4,956,821
Redemptions	(1,497,869)	(14,344,827)	(389,300)	(4,051,541)
Net increase	10,777,394	$102,903,580	11,287,246	$ 113,967,404
At October 31, 2023, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 22.8% of the value of the outstanding shares of the Fund.
8  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund's net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $2,444. At October 31, 2023 there were no assets pledged by the Fund for such liability.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or
39

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Notes to Financial Statements — continued

counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2023.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2023 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Forward foreign currency exchange contracts	$51,662 (1)	$(2,444) (2)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America, N.A.	$ 51,056	$ —	$ —	$ —	$ 51,056
State Street Bank and Trust Company	606	(606)	—	—	—
	$51,662	$(606)	$ —	$ —	$51,056

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(2,444)	$606	$ —	$ —	$(1,838)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
40

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2023 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(1,818,054)	$(523,486)
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2023, which is indicative of the volume of this derivative type, was approximately $60,018,000.
9  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
10  Affiliated Investments
At October 31, 2023, the value of the Fund's investment in  issuers and funds that may be deemed to be affiliated was $45,509,811, which represents 9.6% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 7.307%, (1 mo. SOFR + 1.992%), 5/15/36	$ 420,332	$ —	$ (59,445)	$ —	$ 2,300	$ 366,998	$ 31,123	$ 378,948
Short-Term Investments
Liquidity Fund	31,492,053	307,643,352	(293,992,592)	—	—	45,142,813	1,621,766	45,142,813
Total				$ —	$2,300	$45,509,811	$1,652,889
41

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Notes to Financial Statements — continued

11  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3*	Total
Asset-Backed Securities	$ —	$ 19,568,266	$ —	$ 19,568,266
Collateralized Mortgage Obligations	—	1,045,996	—	1,045,996
Commercial Mortgage-Backed Securities	—	10,060,484	—	10,060,484
Common Stocks	254,117	—	—	254,117
Convertible Bonds	—	1,974,720	—	1,974,720
Corporate Bonds	—	218,862,790	—	218,862,790
Foreign Corporate Bonds	—	759,726	—	759,726
Preferred Stocks	963,119	—	—	963,119
Senior Floating-Rate Loans	—	180,005,540	—	180,005,540
Miscellaneous	—	9,450	0	9,450
Short-Term Investments	45,142,813	—	—	45,142,813
Total Investments	$ 46,360,049	$ 432,286,972	$ —	$ 478,647,021
Forward Foreign Currency Exchange Contracts	$ —	$ 51,662	$ —	$ 51,662
Total	$ 46,360,049	$ 432,338,634	$ —	$ 478,698,683
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (2,444)	$ —	$ (2,444)
Total	$ —	$ (2,444)	$ —	$ (2,444)
*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2023 is not presented.
42

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Asset Credit Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Asset Credit Fund (the "Fund") (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers, and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
43

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $96,254, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 55.37% of distributions from net investment income as a 163(j) interest dividend.
44

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
45

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
46

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Multi-Asset Credit Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), and the sub-advisory agreement between the Adviser and Eaton Vance Advisers International Ltd. (the “Sub-adviser”), an affiliate of the Adviser, with respect to the Fund, including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contracts Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.
The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. Regarding the Adviser, the Board considered the Adviser’s responsibilities with respect to oversight of the Sub-adviser and coordinating activities in implementing the investment strategies of the Fund. With respect to the Sub-adviser, the Board considered the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement. The Board also considered the abilities and experience of the Adviser’s and the Sub-adviser’s investment professionals in analyzing factors relevant to investing in credit-related investments, including fixed income, variable-rate, and floating-rate debt investments as well as derivatives that provide exposure to such investments. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its primary benchmark and custom benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of
47

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds. The Board also considered that the management fees paid by the Fund are for services that are in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
48

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
49

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees
127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
50

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
51

Eaton Vance
Multi-Asset Credit Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
52

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
53

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
54

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
55

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796    10.31.23

Eaton Vance
Short Duration High Income Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Short Duration High Income Fund

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
U.S. and global high yield bond markets got off to a strong start during the 12-month period ended October 31, 2023. At the outset, investors hoped inflation would subside and the U.S. Federal Reserve (the Fed) would ease off federal funds rate hikes to pursue a soft economic landing.
However, bond markets weakened toward the end of 2022 as the Fed indicated its long-term interest rate target was higher than investors expected. For the remainder of the period, the high yield market rose and fell as prospects for a soft landing alternately brightened and dimmed.
In the first few months of 2023, returns remained healthy, but were dampened by concerns over the failures of Silicon Valley Bank and Signature Bank, as well as the general health of regional U.S. banks. Returns softened further during the second quarter of 2023 over concerns that the U.S. Congress might not pass legislation to meet the country’s looming debt ceiling, and fears of a resurgence in inflation fueled by persistently strong consumer spending and jobs growth data.
Toward the end of the period, the high yield bond market cooled as global interest rates moved sharply higher in response to hawkish monetary policy rhetoric by the Fed and the European Central Bank.
For the period as a whole, the ICE BofA U.S. High Yield Index returned 5.82%, while the Bloomberg U.S. Aggregate Bond Index returned 0.36%.
High yield issuance totaled $157.6 billion (source: J.P. Morgan) during the period, up from $139 billion in the prior one-year period. Refinancing accounted for approximately 60% of new issuances, and acquisition financing accounted for about 20%. According to preliminary Lipper estimates, U.S. high yield retail funds experienced a net outflow of $22.8 billion during the period.
The trailing 12-month par-weighted default rate increased to 1.76%, up from 0.84% at the end of the prior one-year period.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Short Duration High Income Fund (the Fund) returned 5.96% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofA U.S. High Yield Cash Pay BB-B 1-3 Year Index, (the Index), which returned 6.64%.
Security selections in the retail, diversified financial services, and chemicals sectors detracted from returns relative to the Index during the period. However, selections by sector overall contributed to Index-relative performance. In particular, selections in the health care, leisure, and air transportation sectors were beneficial.
An underweight exposure to the diversified financial services sector, and an overweight exposure to the paper sector detracted from Index-relative performance. However, allocations by sector overall contributed. In particular, overweight exposures to the steel and chemicals sectors enhanced relative performance during the period.
Allocation and security selections by credit-rating categories contributed to overall performance. Selections in CCC-rated and BB-rated securities contributed, while selections in B-rated securities detracted from Index-relative returns. An underweight exposure to BB-rated bonds, and an out-of-Index allocation to CC-rated credits were especially beneficial. Overweight allocations to CCC-rated credits, an underweight exposure to B-rated credits, and an out-of-Index allocation to nonrated credits detracted from Index-relative returns during the period.
Security selections by duration category detracted from Index-relative returns during the period. Selections in securities with durations of 0-2 years particularly dragged on relative performance, while selections in securities with durations of 2-5 years contributed to Index-relative returns. Allocations by duration had a positive impact on performance relative to the Index. An overweight exposure to securities with durations of 2-5 years particularly contributed to Index-relative returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Performance

Portfolio Manager(s) Kelley Gerrity and Stephen C. Concannon, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/01/2013	02/21/2012	5.96%	3.08%	3.14%
Class A with 3.25% Maximum Sales Charge	—	—	2.57	2.40	2.80
Class I at NAV	11/01/2013	02/21/2012	6.23	3.32	3.40

ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index	—	—	6.64%	3.54%	3.88%
% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	1.14%	0.89%
Net	0.91	0.66
Growth of $10,0002

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of  the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	10/31/2013	$1,397,812	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Fund Profile

Credit Quality (% of total investments)[1]
Footnotes:
[1]	Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. The breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the mean is rounded to the nearest integer and converted to an equivalent S&P major rating category. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio), the Portfolio that the Fund invested in prior to June 15, 2020. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. Bloomberg
U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,017.50	$4.53**	0.89%
Class I	$1,000.00	$1,017.60	$3.25**	0.64%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.72	$4.53**	0.89%
Class I	$1,000.00	$1,021.98	$3.26**	0.64%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023.
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
6

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Portfolio of Investments

Convertible Bonds — 1.7%
Security	Principal Amount (000's omitted)	Value
Containers — 0.4%
CryoPort, Inc., 0.75%, 12/1/26(1)	$437	$ 344,400
		$ 344,400
Homebuilders & Real Estate — 0.3%
HAT Holdings I, LLC/HAT Holdings II, LLC, 0.00%, 5/1/25(1)	$200	$ 190,063
		$ 190,063
Leisure — 0.4%
Peloton Interactive, Inc., 0.00%, 2/15/26	$398	$ 295,545
		$ 295,545
Telecommunications — 0.4%
Liberty Latin America, Ltd., 2.00%, 7/15/24	$330	$ 313,913
		$ 313,913
Utility — 0.2%
NextEra Energy Partners, L.P., 2.50%, 6/15/26(1)	$214	$ 185,538
		$ 185,538
Total Convertible Bonds (identified cost $1,409,300)		$ 1,329,459

Corporate Bonds — 80.3%
Security	Principal Amount* (000's omitted)	Value
Aerospace — 3.4%
Bombardier, Inc.:
7.125%, 6/15/26(1)	463	$ 446,057
7.50%, 3/15/25(1)	216	215,989
Rolls-Royce PLC, 3.625%, 10/14/25(1)	500	469,154
Spirit AeroSystems, Inc., 7.50%, 4/15/25(1)	600	599,192
TransDigm, Inc., 6.25%, 3/15/26(1)	910	889,893
		$ 2,620,285
Air Transportation — 3.3%
Air Canada Pass-Through Trust, 10.50%, 7/15/26(1)	250	$ 269,085
American Airlines, Inc., 7.25%, 2/15/28(1)	150	139,653
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(1)	1,000	973,434
Security	Principal Amount* (000's omitted)		Value
Air Transportation (continued)
Delta Air Lines, Inc.:
2.90%, 10/28/24		275	$ 264,278
7.375%, 1/15/26		400	404,394
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.875%, 5/1/27(1)		675	519,861
			$ 2,570,705
Automotive & Auto Parts — 2.9%
Ford Motor Credit Co., LLC:
3.37%, 11/17/23		200	$ 199,942
3.375%, 11/13/25		650	607,203
3.664%, 9/8/24		663	646,052
5.125%, 6/16/25		850	827,839
			$ 2,281,036
Broadcasting — 1.3%
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.50%, 5/1/26(1)		377	$ 359,908
Townsquare Media, Inc., 6.875%, 2/1/26(1)		262	242,424
Univision Communications, Inc., 5.125%, 2/15/25(1)		384	375,360
			$ 977,692
Capital Goods — 0.5%
Patrick Industries, Inc., 7.50%, 10/15/27(1)		400	$ 381,446
			$ 381,446
Chemicals — 2.4%
Avient Corp., 5.75%, 5/15/25(1)		500	$ 490,436
Compass Minerals International, Inc., 6.75%, 12/1/27(1)		360	339,444
International Flavors & Fragrances, Inc., 1.23%, 10/1/25(1)		210	189,402
NOVA Chemicals Corp., 4.875%, 6/1/24(1)		819	805,752
			$ 1,825,034
Consumer Products — 0.9%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(1)		328	$ 313,794
Mattel, Inc., 3.375%, 4/1/26(1)		400	369,861
			$ 683,655
Containers — 5.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 2.125%, 8/15/26(2)	EUR	1,200	$ 1,101,016
Ball Corp.:
4.00%, 11/15/23		342	341,524
5.25%, 7/1/25		384	378,462
Berry Global, Inc., 4.50%, 2/15/26(1)		610	575,306

7
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Containers (continued)
Canpack S.A./Canpack US, LLC, 3.125%, 11/1/25(1)	400	$ 367,148
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26	500	481,398
Graphic Packaging International, LLC, 4.125%, 8/15/24	575	561,273
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	500	488,400
Trivium Packaging Finance B.V., 5.50%, 8/15/26(1)	350	317,826
		$ 4,612,353
Diversified Financial Services — 1.1%
Ally Financial, Inc., 5.75%, 11/20/25	400	$ 382,204
PRA Group, Inc., 7.375%, 9/1/25(1)	136	127,299
Rocket Mortgage, LLC/Rocket Mortgage Co.-Issuer, Inc., 2.875%, 10/15/26(1)	415	361,760
		$ 871,263
Diversified Media — 1.4%
Arches Buyer, Inc.:
4.25%, 6/1/28(1)	200	$ 165,866
6.125%, 12/1/28(1)	200	161,743
Clear Channel International B.V., 6.625%, 8/1/25(1)	275	269,154
TripAdvisor, Inc., 7.00%, 7/15/25(1)	500	495,486
		$ 1,092,249
Energy — 9.2%
Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)	630	$ 626,327
Antero Midstream Partners, L.P./Antero Midstream Finance Corp., 7.875%, 5/15/26(1)	350	352,822
Callon Petroleum Co., 6.375%, 7/1/26	226	220,926
CITGO Petroleum Corp., 6.375%, 6/15/26(1)	537	528,103
CrownRock, L.P./CrownRock Finance, Inc., 5.625%, 10/15/25(1)	845	831,989
CVR Energy, Inc., 5.25%, 2/15/25(1)	300	294,553
EQM Midstream Partners, L.P.:
4.00%, 8/1/24	262	255,018
7.50%, 6/1/27(1)	500	495,702
Matador Resources Co., 5.875%, 9/15/26	400	385,805
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	720	713,465
New Fortress Energy, Inc.:
6.50%, 9/30/26(1)	400	358,651
6.75%, 9/15/25(1)	400	371,468
Permian Resources Operating, LLC:
5.375%, 1/15/26(1)	303	291,190
7.75%, 2/15/26(1)	360	360,066
Security	Principal Amount* (000's omitted)	Value
Energy (continued)
Precision Drilling Corp., 7.125%, 1/15/26(1)	200	$ 197,254
Southwestern Energy Co., 5.70%, 1/23/25	200	197,778
Transocean, Inc., 7.25%, 11/1/25(1)	225	219,743
Venture Global LNG, Inc.:
8.125%, 6/1/28(1)	300	291,476
9.50%, 2/1/29(1)	165	167,733
		$ 7,160,069
Entertainment & Film — 0.7%
Cinemark USA, Inc., 8.75%, 5/1/25(1)	180	$ 182,074
Live Nation Entertainment, Inc., 4.875%, 11/1/24(1)	325	318,379
		$ 500,453
Environmental — 1.5%
GFL Environmental, Inc., 3.75%, 8/1/25(1)	1,190	$ 1,126,838
		$ 1,126,838
Food & Drug Retail — 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
3.25%, 3/15/26(1)	150	$ 138,705
7.50%, 3/15/26(1)	350	355,901
		$ 494,606
Food, Beverage & Tobacco — 3.4%
Chobani, LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25(1)	857	$ 842,635
Darling Ingredients, Inc., 5.25%, 4/15/27(1)	600	571,479
Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	298	280,713
Performance Food Group, Inc., 6.875%, 5/1/25(1)	752	748,966
U.S. Foods, Inc., 6.875%, 9/15/28(1)	230	225,081
		$ 2,668,874
Gaming — 4.8%
Caesars Entertainment, Inc.:
6.25%, 7/1/25(1)	751	$ 739,496
8.125%, 7/1/27(1)	380	376,838
International Game Technology PLC, 6.50%, 2/15/25(1)	447	444,413
Light & Wonder International, Inc., 7.00%, 5/15/28(1)	300	292,722
MGM Resorts International, 5.75%, 6/15/25	700	685,127

8
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Gaming (continued)
Raptor Acquisition Corp./Raptor Co.-Issuer, LLC, 4.875%, 11/1/26(1)	650	$ 605,485
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	580	569,948
		$ 3,714,029
Healthcare — 5.5%
Endo DAC/Endo Finance, LLC/Endo Finco, Inc., 5.875%, 10/15/24(1)(3)	260	$ 174,850
IQVIA, Inc., 5.00%, 10/15/26(1)	500	477,196
ModivCare, Inc., 5.875%, 11/15/25(1)	392	370,855
P&L Development, LLC/PLD Finance Corp., 7.75%, 11/15/25(1)	299	201,124
Perrigo Finance Unlimitd Co., 3.90%, 12/15/24	527	511,685
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)	856	801,225
Team Health Holdings, Inc., 6.375%, 2/1/25(1)	250	198,367
Tenet Healthcare Corp., 4.875%, 1/1/26	758	727,168
Teva Pharmaceutical Finance Netherlands III B.V., 7.125%, 1/31/25	460	456,389
US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)	416	354,326
		$ 4,273,185
Homebuilders & Real Estate — 3.8%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)	271	$ 256,510
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	342	301,416
6.00%, 4/15/25(1)	300	291,831
Meritage Homes Corp., 6.00%, 6/1/25	187	183,539
Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(1)	403	397,845
Starwood Property Trust, Inc., 3.75%, 12/31/24(1)	964	911,920
VICI Properties, L.P./VICI Note Co., Inc., 3.50%, 2/15/25(1)	619	590,942
		$ 2,934,003
Insurance — 1.6%
AssuredPartners, Inc., 7.00%, 8/15/25(1)	342	$ 335,817
HUB International, Ltd., 7.00%, 5/1/26(1)	387	377,068
USI, Inc., 6.875%, 5/1/25(1)	530	525,705
		$ 1,238,590
Leisure — 4.7%
Life Time, Inc., 8.00%, 4/15/26(1)	445	$ 434,244
NCL Corp., Ltd.:
3.625%, 12/15/24(1)	1,152	1,090,623
Security	Principal Amount* (000's omitted)	Value
Leisure (continued)
NCL Corp., Ltd.: (continued)
5.875%, 3/15/26(1)	245	$ 220,106
Royal Caribbean Cruises, Ltd.:
5.50%, 8/31/26(1)	250	236,190
11.625%, 8/15/27(1)	225	244,247
Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)	300	268,060
Vail Resorts, Inc., 6.25%, 5/15/25(1)	450	447,613
Viking Cruises, Ltd., 6.25%, 5/15/25(1)	727	711,084
		$ 3,652,167
Metals & Mining — 1.6%
Constellium SE, 5.875%, 2/15/26(1)	250	$ 239,877
First Quantum Minerals, Ltd., 6.875%, 3/1/26(1)	500	440,000
Hudbay Minerals, Inc., 4.50%, 4/1/26(1)	400	372,700
New Gold, Inc., 7.50%, 7/15/27(1)	210	197,254
		$ 1,249,831
Paper — 0.7%
Clearwater Paper Corp., 5.375%, 2/1/25(1)	187	$ 188,800
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)	520	365,869
		$ 554,669
Publishing & Printing — 0.5%
LABL, Inc., 10.50%, 7/15/27(1)	250	$ 216,693
McGraw-Hill Education, Inc., 5.75%, 8/1/28(1)	191	161,185
		$ 377,878
Railroad — 0.5%
Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(1)	400	$ 373,118
		$ 373,118
Restaurant — 2.1%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 5.75%, 4/15/25(1)	356	$ 353,426
Dave & Buster's, Inc., 7.625%, 11/1/25(1)	518	514,638
IRB Holding Corp., 7.00%, 6/15/25(1)	753	748,064
		$ 1,616,128
Services — 4.2%
Allied Universal Holdco, LLC/Allied Universal Finance Corp.:
6.625%, 7/15/26(1)	442	$ 414,298
9.75%, 7/15/27(1)	200	173,953

9
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Services (continued)
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	827	$ 796,914
Hertz Corp. (The), 4.625%, 12/1/26(1)	279	233,964
Korn Ferry, 4.625%, 12/15/27(1)	380	346,033
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	400	370,364
WESCO Distribution, Inc., 7.125%, 6/15/25(1)	899	899,354
		$ 3,234,880
Steel — 1.1%
Allegheny Ludlum, LLC, 6.95%, 12/15/25	515	$ 513,393
Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	376	374,260
		$ 887,653
Super Retail — 1.5%
Bath & Body Works, Inc., 9.375%, 7/1/25(1)	309	$ 318,540
Evergreen AcqCo 1, L.P./TVI, Inc., 9.75%, 4/26/28(1)	256	258,553
Hanesbrands, Inc., 4.875%, 5/15/26(1)	158	145,343
Kohl's Corp., 4.25%, 7/17/25	270	252,430
William Carter Co. (The), 5.625%, 3/15/27(1)	185	175,478
		$ 1,150,344
Technology — 4.3%
CDK Global II, LLC, 6.50%, 10/15/24	500	$ 451,860
Clarios Global, L.P., 6.75%, 5/15/25(1)	299	296,914
Clarios Global, L.P./Clarios US Finance Co., 8.50%, 5/15/27(1)	750	739,837
Gen Digital, Inc.:
5.00%, 4/15/25(1)	322	312,079
6.75%, 9/30/27(1)	500	487,266
Seagate HDD Cayman, 4.75%, 1/1/25	410	401,490
Sensata Technologies B.V., 5.00%, 10/1/25(1)	650	632,686
		$ 3,322,132
Telecommunications — 2.0%
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)	285	$ 265,987
Iliad Holding SASU, 6.50%, 10/15/26(1)	460	430,262
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(1)	600	543,612
Viasat, Inc., 5.625%, 9/15/25(1)	300	278,962
		$ 1,518,823
Transport Excluding Air & Rail — 0.7%
Fenix Marine Service Holdings, Ltd., 8.00%, 1/15/24	562	$ 565,378
		$ 565,378
Security	Principal Amount* (000's omitted)	Value
Utility — 2.2%
Calpine Corp., 5.25%, 6/1/26(1)	350	$ 335,297
Ferrellgas, L.P./Ferrellgas Finance Corp., 5.375%, 4/1/26(1)	400	374,776
NextEra Energy Operating Partners, L.P., 4.25%, 7/15/24(1)	741	727,415
NRG Energy, Inc., 6.625%, 1/15/27	300	291,445
		$ 1,728,933
Total Corporate Bonds (identified cost $63,870,731)		$62,258,299

Senior Floating-Rate Loans — 11.8%(4)
Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace — 1.4%
TransDigm, Inc., Term Loan, 8.64%, (SOFR + 3.25%), 8/24/28	$1,097	$ 1,097,032
		$ 1,097,032
Air Transportation — 1.1%
Mileage Plus Holdings, LLC, Term Loan, 10.798%, (SOFR + 5.25%), 6/21/27	$795	$ 820,582
		$ 820,582
Capital Goods — 0.4%
EMRLD Borrower, L.P., Term Loan, 8.38%, (SOFR + 3.00%), 5/31/30	$311	$ 310,751
		$ 310,751
Chemicals — 0.5%
Olympus Water US Holding Corporation, Term Loan, 9.402%, (SOFR + 3.75%), 11/9/28	$388	$ 379,101
		$ 379,101
Gaming — 0.8%
Spectacle Gary Holdings, LLC, Term Loan, 9.674%, (SOFR + 4.25%), 12/10/28	$604	$ 590,560
		$ 590,560
Healthcare — 1.8%
Jazz Financing Lux S.a.r.l., Term Loan, 8.939%, (SOFR + 3.50%), 5/5/28	$718	$ 718,699

10
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Healthcare (continued)
Pluto Acquisition I, Inc., Term Loan, 9.684%, (SOFR + 4.00%), 6/22/26	$288	$ 244,438
Verscend Holding Corp., Term Loan, 9.439%, (SOFR + 4.00%), 8/27/25	433	433,090
		$ 1,396,227
Restaurant — 1.3%
Dave & Buster's, Inc., Term Loan, 9.188%, (SOFR + 3.75%), 6/29/29	$768	$ 768,288
IRB Holding Corp., Term Loan, 12/15/27(5)	244	242,011
		$ 1,010,299
Services — 1.1%
AlixPartners, LLP, Term Loan, 8.189%, (SOFR + 2.75%), 2/4/28	$873	$ 873,158
		$ 873,158
Super Retail — 1.8%
Mavis Tire Express Services Corp., Term Loan, 9.439%, (SOFR + 4.00%), 5/4/28	$168	$ 165,372
Michaels Companies, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 4/15/28	243	203,456
PetSmart, Inc., Term Loan, 9.174%, (SOFR + 3.75%), 2/11/28	1,065	1,054,113
		$ 1,422,941
Technology — 1.6%
Clarios Global, L.P., Term Loan, 9.074%, (SOFR + 3.75%), 5/6/30	$65	$ 64,980
GoTo Group, Inc., Term Loan, 10.283%, (SOFR + 4.75%), 8/31/27	2	1,110
Presidio Holdings, Inc., Term Loan, 8.981%, (SOFR + 3.50%), 1/22/27(6)	832	831,695
Riverbed Technology, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 7/1/28	21	13,917
Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.652%, (SOFR + 7.00%), 2/28/25	384	365,789
		$ 1,277,491
Total Senior Floating-Rate Loans (identified cost $9,230,800)		$ 9,178,142

Short-Term Investments — 6.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(7)	4,875,056	$ 4,875,056
Total Short-Term Investments (identified cost $4,875,056)		$ 4,875,056
Total Investments — 100.1% (identified cost $79,385,887)		$77,640,956
Other Assets, Less Liabilities — (0.1)%		$ (40,644)
Net Assets — 100.0%		$77,600,312
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $50,683,284 or 65.3% of the Fund's net assets.
(2)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $1,101,016 or 1.4% of the Fund's net assets.
(3)	Issuer is in default with respect to interest and/or principal payments.
(4)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(5)	This Senior Loan will settle after October 31, 2023, at which time the interest rate will be determined.
(6)	The stated interest rate represents the weighted average interest rate at October 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

11
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Portfolio of Investments — continued

(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	519,994	EUR	489,056	State Street Bank and Trust Company	1/31/24	$ 310	$ —
USD	587,343	EUR	552,908	State Street Bank and Trust Company	1/31/24	—	(192)
						$ 310	$(192)
Abbreviations:
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
EUR	– Euro
USD	– United States Dollar
12
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $74,510,831)	$ 72,765,900
Affiliated investments, at value (identified cost $4,875,056)	4,875,056
Foreign currency, at value (identified cost $1,019)	1,020
Interest receivable	1,112,090
Dividends receivable from affiliated investments	17,858
Receivable for investments sold	1,258,107
Receivable for Fund shares sold	456,727
Receivable for open forward foreign currency exchange contracts	310
Receivable from affiliates	3,565
Trustees' deferred compensation plan	5,621
Total assets	$80,496,254
Liabilities
Payable for investments purchased	$ 2,483,245
Payable for Fund shares redeemed	200,192
Payable for open forward foreign currency exchange contracts	192
Distributions payable	5,719
Due to custodian	50,935
Payable to affiliates:
Investment adviser and administration fee	34,945
Distribution and service fees	2,456
Trustees' fees	434
Trustees' deferred compensation plan	5,621
Accrued expenses	112,203
Total liabilities	$ 2,895,942
Net Assets	$77,600,312
Sources of Net Assets
Paid-in capital	$ 83,890,615
Accumulated loss	(6,290,303)
Net Assets	$77,600,312
Class A Shares
Net Assets	$ 11,663,930
Shares Outstanding	1,337,900
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.72
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 9.01
Class I Shares
Net Assets	$ 65,936,382
Shares Outstanding	7,553,810
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.73
On sales of $100,000 or more, the offering price of Class A shares is reduced.
13
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income	$ 9,177
Dividend income from affiliated investments	147,611
Interest and other income	4,726,351
Total investment income	$ 4,883,139
Expenses
Investment adviser and administration fee	$ 401,293
Distribution and service fees:
Class A	19,856
Trustees’ fees and expenses	5,036
Custodian fee	36,984
Transfer and dividend disbursing agent fees	69,513
Legal and accounting services	75,018
Printing and postage	11,219
Registration fees	40,148
Miscellaneous	13,055
Total expenses	$ 672,122
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 180,938
Total expense reductions	$ 180,938
Net expenses	$ 491,184
Net investment income	$ 4,391,955
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (1,387,608)
Foreign currency transactions	(3,234)
Forward foreign currency exchange contracts	(10,453)
Net realized loss	$(1,401,295)
Change in unrealized appreciation (depreciation):
Investments	$ 1,244,999
Foreign currency	150
Forward foreign currency exchange contracts	(7,345)
Net change in unrealized appreciation (depreciation)	$ 1,237,804
Net realized and unrealized loss	$ (163,491)
Net increase in net assets from operations	$ 4,228,464
14
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 4,391,955	$ 2,686,084
Net realized loss	(1,401,295)	(917,213)
Net change in unrealized appreciation (depreciation)	1,237,804	(3,752,930)
Net increase (decrease) in net assets from operations	$ 4,228,464	$ (1,984,059)
Distributions to shareholders:
Class A	$ (492,054)	$ (278,639)
Class I	(4,152,190)	(2,549,762)
Total distributions to shareholders	$ (4,644,244)	$ (2,828,401)
Transactions in shares of beneficial interest:
Class A	$ 5,040,226	$ 164,876
Class I	(3,032,600)	11,717,543
Net increase in net assets from Fund share transactions	$ 2,007,626	$11,882,419
Net increase in net assets	$ 1,591,846	$ 7,069,959
Net Assets
At beginning of year	$ 76,008,466	$ 68,938,507
At end of year	$77,600,312	$76,008,466
15
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.750	$ 9.500	$ 9.120	$ 9.540	$ 9.470
Income (Loss) From Operations
Net investment income(1)	$ 0.515	$ 0.355	$ 0.356	$ 0.394	$ 0.432
Net realized and unrealized gain (loss)	(0.003)	(0.730)	0.401	(0.387)	0.070
Total income (loss) from operations	$ 0.512	$(0.375)	$ 0.757	$ 0.007	$ 0.502
Less Distributions
From net investment income	$ (0.542)	$ (0.375)	$ (0.377)	$ (0.414)	$ (0.432)
Tax return of capital	—	—	—	(0.013)	—
Total distributions	$ (0.542)	$(0.375)	$(0.377)	$(0.427)	$(0.432)
Net asset value — End of year	$ 8.720	$ 8.750	$ 9.500	$ 9.120	$ 9.540
Total Return(2)(3)	5.96%	(4.00)%	8.39%	0.15%	5.41%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,664	$ 6,683	$ 7,059	$ 6,537	$ 6,914
Ratios (as a percentage of average daily net assets):(4)
Expenses (3)	0.90% (5)	0.90% (5)	0.90%	0.90%	0.90%
Net investment income	5.84%	3.89%	3.76%	4.29%	4.54%
Portfolio Turnover of the Portfolio(6)	—	—	—	50%	63%
Portfolio Turnover of the Fund	70%	96%	75%	34% (7)	—
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.24%, 0.23%, 0.30%, 0.31% and 0.39% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Includes a reduction by the investment adviser and administrator of a portion of its investment adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(7)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Short Duration High Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objective and policies as the Fund during such period.
16
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.760	$ 9.510	$ 9.130	$ 9.560	$ 9.490
Income (Loss) From Operations
Net investment income(1)	$ 0.533	$ 0.381	$ 0.375	$ 0.417	$ 0.457
Net realized and unrealized gain (loss)	0.002 (2)	(0.733)	0.407	(0.396)	0.069
Total income (loss) from operations	$ 0.535	$ (0.352)	$ 0.782	$ 0.021	$ 0.526
Less Distributions
From net investment income	$ (0.565)	$ (0.398)	$ (0.402)	$ (0.437)	$ (0.456)
Tax return of capital	—	—	—	(0.014)	—
Total distributions	$ (0.565)	$ (0.398)	$ (0.402)	$ (0.451)	$ (0.456)
Net asset value — End of year	$ 8.730	$ 8.760	$ 9.510	$ 9.130	$ 9.560
Total Return(3)(4)	6.23%	(3.75)%	8.65%	0.30%	5.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$65,936	$69,325	$61,879	$41,585	$49,780
Ratios (as a percentage of average daily net assets):(5)
Expenses (4)	0.65% (6)	0.65% (6)	0.65%	0.65%	0.65%
Net investment income	6.04%	4.18%	3.95%	4.53%	4.79%
Portfolio Turnover of the Portfolio(7)	—	—	—	50%	63%
Portfolio Turnover of the Fund	70%	96%	75%	34% (8)	—
(1)	Computed using average shares outstanding.
(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.24%, 0.23%, 0.30%, 0.31% and 0.39% of average daily net assets for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Includes a reduction by the investment adviser and administrator of a portion of its investment adviser and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022, respectively).
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.
References to Portfolio herein are to Short Duration High Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objective and policies as the Fund during such period.
17
See Notes to Financial Statements.

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Short Duration High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class A shares may be subject to a 0.75% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase (depending on the circumstances of purchase). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Senior Loans, for which a valuation is not available or deemed unreliable, are fair valued by the investment adviser utilizing one or more of the valuation techniques described below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are
18

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Notes to Financial Statements — continued

likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.  Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
F  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Forward Foreign Currency Exchange Contracts—The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
2  Distributions to Shareholders and Income Tax Information
The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
19

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$4,644,244	$2,828,401
During the year ended October 31, 2023, accumulated loss was decreased by $32,972 and paid-in capital was decreased by $32,972 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (4,306,245)
Net unrealized depreciation	(1,978,339)
Distributions payable	(5,719)
Accumulated loss	$(6,290,303)
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $4,306,245 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $2,169,815 are short-term and $2,136,430 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 79,619,184
Gross unrealized appreciation	$ 157,601
Gross unrealized depreciation	(2,135,829)
Net unrealized depreciation	$ (1,978,228)
3  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Fund. The investment adviser and administration fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $1 billion	0.550%
$1 billion but less than $2.5 billion	0.525%
$2.5 billion but less than $5 billion	0.505%
$5 billion and over	0.490%
For the year ended October 31, 2023, the Fund's investment adviser and administration fee amounted to $401,293 or 0.55% of the Fund’s average daily net assets. The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser and administration fee paid was reduced by $4,684 relating to the Fund's investment in the Liquidity Fund.
20

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Notes to Financial Statements — continued

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.90% and 0.65% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 29, 2024. Pursuant to this agreement, EVM was allocated $176,254 of the Fund’s operating expenses for the year ended October 31, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $2,796 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $1,462 as its portion of the sales charge on sales of Class A shares and no CDSCs paid by Class A shareholders for the year ended October 31, 2023. EVD also received distribution and service fees from Class A shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $19,856 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $49,984,926 and $48,642,400, respectively, for the year ended October 31, 2023.
6  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	831,920	$ 7,311,993	156,200	$ 1,414,154
Issued to shareholders electing to receive payments of distributions in Fund shares	54,543	480,324	29,979	270,963
Redemptions	(312,285)	(2,752,091)	(165,322)	(1,520,241)
Net increase	574,178	$ 5,040,226	20,857	$ 164,876
Class I
Sales	5,714,700	$ 50,433,326	6,766,427	$ 60,662,464
Issued to shareholders electing to receive payments of distributions in Fund shares	464,178	4,094,270	278,621	2,518,053
Redemptions	(6,538,541)	(57,560,196)	(5,636,745)	(51,462,974)
Net increase (decrease)	(359,663)	$ (3,032,600)	1,408,303	$ 11,717,543
21

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Notes to Financial Statements — continued

7  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $192. At October 31, 2023, there were no assets pledged by the Portfolio for such liability.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2023 was as follows:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Forward foreign currency exchange contracts	$310 (1)	$(192) (2)
(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.
22

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Notes to Financial Statements — continued

The Fund's derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$310	$(192)	$ —	$ —	$118

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(192)	$192	$ —	$ —	$ —
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2023 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(10,453)	$(7,345)
(1)	Statement of Operations location: Net realized gain (loss): Forward foreign currency exchange contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts.
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended October 31, 2023, which is indicative of the volume of this derivative type, was approximately $1,003,000.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
23

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Notes to Financial Statements — continued

9  Affiliated Investments
At October 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $4,875,056, which represents 6.3% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$4,521,527	$55,634,287	$(55,280,758)	$ —	$ —	$4,875,056	$147,611	4,875,056
10  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Fund's investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Convertible Bonds	$ —	$ 1,329,459	$ —	$ 1,329,459
Corporate Bonds	—	62,258,299	—	62,258,299
Senior Floating-Rate Loans	—	9,178,142	—	9,178,142
Short-Term Investments	4,875,056	—	—	4,875,056
Total Investments	$ 4,875,056	$ 72,765,900	$ —	$ 77,640,956
Forward Foreign Currency Exchange Contracts	$ —	$ 310	$ —	$ 310
Total	$ 4,875,056	$ 72,766,210	$ —	$ 77,641,266
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (192)	$ —	$ (192)
Total	$ —	$ (192)	$ —	$ (192)
11  Risks and Uncertainties
Credit Risk
The Fund primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.
24

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Short Duration High Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of October 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
25

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $5,358, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 83.87% of distributions from net investment income as a 163(j) interest dividend.
26

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
27

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Short Duration High Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.
28

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the abilities and experience of each Adviser’s investment professionals in making investments in fixed-income securities, including those with below-investment grade ratings and durations of three years or less. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and consistent with the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
29

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.
30

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
31

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees
127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
32

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (ecommerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management `Classic' (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
33

Eaton Vance
Short Duration High Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
34

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
35

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
36

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
37

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

16753    10.31.23

Eaton Vance
Emerging and Frontier Countries Equity Fund
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2023
Eaton Vance
Emerging and Frontier Countries Equity Fund

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Management’s Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended October 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening month of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for future rate hikes that could weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final three months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. In the final two days of the period, however, signs of a stock rally emerged as investors began to believe the Fed might have reached the end of its monetary tightening cycle.
For the period as a whole, global equity performance was strong. The MSCI ACWI Index®, a broad measure of global equities, returned 10.50%; the MSCI EAFE Index® of developed-market international equities returned 14.40%; the MSCI Emerging Markets Index, a broad measure of emerging-market equities, returned 10.80%; and the S&P 500® Index, a broad measure of U.S. stocks, returned 10.14%.
Meanwhile, in the world’s second-largest economy, the MSCI Golden Dragon Index®, a measure of Chinese large-cap and mid-cap stocks, returned 21.11%. The strong 12-month performance, however, masked the significant decline in Chinese stock prices since early 2023. China ended its onerous zero-COVID policy in December 2022, triggering a brief rebound in economic activity. However, by mid-2023 the rebound fizzled, as Chinese equities were dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and the failure of many Chinese industries to bounce back from COVID restrictions.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) returned 15.84% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the MSCI Emerging Markets Equal Country Weighted Index (the Primary Index), which returned 11.20%; and outperforming its secondary benchmark, the MSCI Frontier Markets Index (the Secondary Index), which returned 4.82%.
The Fund also outperformed the 8.04% return of its blended benchmark consisting of 50% Primary Index and 50% Secondary Index (the Blended Index).
The Fund seeks to invest in emerging and frontier equity markets where management believes macroeconomic fundamentals and economic policies are likely to improve. Investment decisions are focused on broad country-level exposures, rather than individual stocks.
The Fund’s overweight position in Greece, and out-of-Index positions in Cyprus, Slovenia, and Georgia contributed to Fund performance versus the Primary Index during the period.
Greece was the Fund’s largest country position and one of the best-performing countries within the Primary Index during the period, supported by strong economic growth and the re-election of its reform-minded government during the summer of 2023. Greek companies benefitted from the dual tailwinds of strong earnings growth and a business-friendly government that allowed companies to retain earnings, rather than subject them to the windfall taxes that have gained popularity in Europe.
Similarly, the Fund’s Cypriot and Slovenian bank stocks rallied on strong earnings growth, as their balance sheets increased in value amid rising European Central Bank rates, while interest rates paid on deposits remained near zero percent during the period.
Georgia was an unintended beneficiary of the war in Ukraine. Georgian stock prices rose as well-to-do Russians -- who relocated to their southern neighbor to avoid conscription, sanctions, or in protest of their country’s aggression -- helped drive strong economic growth in Georgia.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
2

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Management’s Discussion of Fund Performance† — continued

In contrast, positioning in China, along with underweight positions in Egypt and Poland, detracted from performance relative to the Primary Index during the period.
The Fund had no exposure to China as of late 2022, when Chinese stocks rallied after the government abruptly ended its zero-COVID policy. Anticipating further economic liberalization and strong growth following the reopening of the economy, the Fund then entered an overweight position in China. However, Chinese stocks subsequently delivered weak performance -- hampered by an ailing real estate sector, a weaker-than-expected economic recovery, and continued challenges for private businesses. By period-end, the Fund sold most of its China position as the outlook and growth expectations for Chinese equities turned negative.
The Fund’s underweight position in Egyptian stocks was due to anticipated challenges to the value of the Egyptian pound. However, Egyptian stocks rallied during the period, more than offsetting foreign-exchange losses related to the pound.
The Fund was significantly underweight in Poland because of its government’s policies, but high interest rates and robust economic growth produced strong corporate earnings, and Polish equities outperformed the Primary Index during the period.
The Fund’s use of derivatives -- primarily by hedging its euro and Chinese yuan foreign-exchange exposures -- was also a minor detractor from Fund performance relative to the Primary Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
3

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Performance

Portfolio Manager(s) Marshall L. Stocker, Ph.D., CFA and Steven Vanne, CFA
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/03/2014	11/01/2013	15.84%	6.10%	3.06%
Class A with 5.25% Maximum Sales Charge	—	—	9.78	4.96	2.45
Class I at NAV	11/03/2014	11/01/2013	16.11	6.37	3.29

MSCI Emerging Markets Equal Country Weighted Index	—	—	11.20%	2.37%	0.25%
MSCI Frontier Markets Index	—	—	4.82	1.15	1.39
Blended Index	—	—	8.04	1.96	0.99
% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	1.67%	1.42%
Net	1.42	1.17
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of  the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	11/01/2013	$1,382,729	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.
4

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1,2]
Country Allocation (% of net assets)[1]

Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
Footnotes:
[1]	Depiction does not reflect the Fund’s derivatives positions.
[2]	Excludes cash and cash equivalents.
5

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI Emerging Markets Equal Country Weighted Index is an unmanaged index of emerging markets common stock where each country within the index has the same weight. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 50% MSCI Emerging Markets Equal Country Weighted Index and 50% MSCI Frontier Markets Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Capital Opportunities Portfolio (the Portfolio) in which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/29/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks.

6

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (5/1/23)	Ending Account Value (10/31/23)	Expenses Paid During Period* (5/1/23 – 10/31/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,004.40	$7.07**	1.40%
Class I	$1,000.00	$1,006.10	$5.81**	1.15%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.15	$7.12**	1.40%
Class I	$1,000.00	$1,019.41	$5.85**	1.15%
*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2023. The Example reflects the expenses of both the Fund and the Portfolio.
**	Absent an allocation of certain expenses to affiliate(s), expenses would be higher.
7

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost $347,706,695)	$ 376,408,663
Receivable for Fund shares sold	3,795,795
Receivable from affiliates	146,478
Total assets	$380,350,936
Liabilities
Payable for Fund shares redeemed	$ 406,005
Payable to affiliates:
Distribution and service fees	1,349
Trustees' fees	43
Accrued expenses	104,364
Total liabilities	$ 511,761
Net Assets	$379,839,175
Sources of Net Assets
Paid-in capital	$ 364,021,804
Distributable earnings	15,817,371
Net Assets	$379,839,175
Class A Shares
Net Assets	$ 6,275,816
Shares Outstanding	544,254
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 11.53
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 12.17
Class I Shares
Net Assets	$ 373,563,359
Shares Outstanding	32,143,452
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 11.62
On sales of $50,000 or more, the offering price of Class A shares is reduced.
8
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income allocated from Portfolio (net of foreign taxes withheld of $589,827)	$ 7,744,394
Interest income allocated from Portfolio (net of foreign taxes withheld of $35)	1,080,988
Expenses allocated from Portfolio	(2,929,363)
Total investment income from Portfolio	$ 5,896,019
Expenses
Distribution and service fees:
Class A	$ 10,648
Trustees’ fees and expenses	501
Custodian fee	26,699
Transfer and dividend disbursing agent fees	185,421
Legal and accounting services	28,915
Printing and postage	22,420
Registration fees	102,739
Miscellaneous	9,700
Total expenses	$ 387,043
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 376,395
Total expense reductions	$ 376,395
Net expenses	$ 10,648
Net investment income	$ 5,885,371
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $346,973)	$ (6,873,680)
Written options	(2,041)
Futures contracts	(3,748,902)
Swap contracts	468,679
Foreign currency transactions	388,647
Forward foreign currency exchange contracts	1,886,899
Net realized loss	$ (7,880,398)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $40,000)	$ 26,784,480
Futures contracts	(728,445)
Swap contracts	(2,227,316)
Foreign currency	33,568
Forward foreign currency exchange contracts	(1,343,720)
Net change in unrealized appreciation (depreciation)	$22,518,567
Net realized and unrealized gain	$14,638,169
Net increase in net assets from operations	$20,523,540
9
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 5,885,371	$ 3,945,419
Net realized loss	(7,880,398)	(1,544,189)
Net change in unrealized appreciation (depreciation)	22,518,567	(36,582,070)
Net increase (decrease) in net assets from operations	$ 20,523,540	$ (34,180,840)
Distributions to shareholders:
Class A	$ (150,490)	$ (30,411)
Class I	(10,163,031)	(5,228,045)
Total distributions to shareholders	$ (10,313,521)	$ (5,258,456)
Transactions in shares of beneficial interest:
Class A	$ 3,802,805	$ 1,245,692
Class I	182,063,035	31,510,639
Net increase in net assets from Fund share transactions	$185,865,840	$ 32,756,331
Net increase (decrease) in net assets	$196,075,859	$ (6,682,965)
Net Assets
At beginning of year	$ 183,763,316	$ 190,446,281
At end of year	$379,839,175	$183,763,316
10
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Financial Highlights

	Class A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 10.510	$ 12.990	$ 9.610	$10.100	$ 9.700
Income (Loss) From Operations
Net investment income(1)	$ 0.262	$ 0.221	$ 0.073	$ 0.040	$ 0.091
Net realized and unrealized gain (loss)	1.344	(2.387)	3.307	(0.349)	0.571
Total income (loss) from operations	$ 1.606	$ (2.166)	$ 3.380	$ (0.309)	$ 0.662
Less Distributions
From net investment income	$ (0.586)	$ (0.096)	$ —	$ (0.181)	$ (0.262)
From net realized gain	—	(0.218)	—	—	—
Total distributions	$ (0.586)	$ (0.314)	$ —	$ (0.181)	$ (0.262)
Net asset value — End of year	$11.530	$10.510	$12.990	$ 9.610	$10.100
Total Return(2)	15.84% (3)	(17.13)% (3)	35.17%	(3.20)% (3)	7.05% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 6,276	$ 2,340	$ 1,387	$ 1,572	$ 2,328
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.40% (3)(5)	1.56% (3)(5)	1.64%	1.65% (3)	1.66% (3)(6)
Net investment income	2.22%	1.90%	0.60%	0.43%	0.91%
Portfolio Turnover of the Portfolio	69%	67%	70%	44%	43%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.15%, 0.09%, 0.08% and 0.07% of average daily net assets for the years ended October 31, 2023, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.
11
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Financial Highlights — continued

	Class I
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 10.580	$ 13.080	$ 9.660	$ 10.150	$ 9.740
Income (Loss) From Operations
Net investment income(1)	$ 0.272	$ 0.252	$ 0.111	$ 0.067	$ 0.117
Net realized and unrealized gain (loss)	1.371	(2.398)	3.321	(0.348)	0.572
Total income (loss) from operations	$ 1.643	$ (2.146)	$ 3.432	$ (0.281)	$ 0.689
Less Distributions
From net investment income	$ (0.603)	$ (0.136)	$ (0.012)	$ (0.209)	$ (0.279)
From net realized gain	—	(0.218)	—	—	—
Total distributions	$ (0.603)	$ (0.354)	$ (0.012)	$ (0.209)	$ (0.279)
Net asset value — End of year	$ 11.620	$ 10.580	$ 13.080	$ 9.660	$ 10.150
Total Return(2)	16.11% (3)	(16.91)% (3)	35.54%	(2.93)% (3)	7.31% (3)
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$373,563	$181,423	$189,060	$143,908	$176,468
Ratios (as a percentage of average daily net assets):(4)
Expenses	1.15% (3)(5)	1.31% (3)(5)	1.39%	1.40% (3)	1.41% (3)(6)
Net investment income	2.30%	2.12%	0.89%	0.71%	1.17%
Portfolio Turnover of the Portfolio	69%	67%	70%	44%	43%
(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	The investment adviser reimbursed certain operating expenses (equal to 0.15%, 0.09%, 0.08% and 0.07% of average daily net assets for the years ended October 31, 2023, 2022, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Includes a reduction by the investment adviser of a portion of the Portfolio's adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(6)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.
12
See Notes to Financial Statements.

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests its assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 100% at October 31, 2023). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.
B  Income—The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.
C  Federal and Other Taxes—The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro rata share of the estimated reserve for such taxes incurred by the Portfolio.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
D  Expenses—The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.
E  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F  Indemnifications—Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Other—Investment transactions are accounted for on a trade date basis.
13

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$10,313,521	$2,016,467
Long-term capital gains	$ —	$3,241,989
During the year ended October 31, 2023, distributable earnings was decreased by $1,629,690 and paid-in capital was increased by $1,629,690 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 9,048,176
Deferred capital losses	(15,528,009)
Net unrealized appreciation	22,297,204
Distributable earnings	$ 15,817,371
At October 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $15,528,009 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2023, $15,528,009 are short-term.
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment adviser fee is computed at an annual rate as a percentage of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
For the year ended October 31, 2023, the Fund incurred no investment adviser fee on such assets. Pursuant to an investment sub-advisory agreement effective January 1, 2023, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an
14

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Notes to Financial Statements — continued

affiliate of EVM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.
EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as brokerage commissions, acquired fund fees of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.40% and 1.15% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 29, 2024. Pursuant to this agreement, $376,395 of operating expenses were allocated to EVM for the year ended October 31, 2023.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended October 31, 2023, EVM earned $6,518 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $989 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2023. EVD also received distribution and service fees from Class A shares (see Note 4).
Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.
4  Distribution Plan
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2023 amounted to $10,648 for Class A shares.
Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).
5  Contingent Deferred Sales Charges
Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended October 31, 2023, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.
6  Investment Transactions
For the year ended October 31, 2023, increases and decreases in the Fund's investment in the Portfolio aggregated $190,449,338 and $18,206,673, respectively.
7  Shares of Beneficial Interest
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:
	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class A
Sales	392,007	$ 4,637,046	144,260	$ 1,595,090
Issued to shareholders electing to receive payments of distributions in Fund shares	7,187	75,324	2,259	29,187
Redemptions	(77,602)	(909,565)	(30,591)	(378,585)
Net increase	321,592	$ 3,802,805	115,928	$ 1,245,692
15

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Notes to Financial Statements — continued

	Year Ended October 31, 2023		Year Ended October 31, 2022
	Shares	Amount	Shares	Amount
Class I
Sales	18,978,983	$ 229,309,289	4,906,903	$ 57,594,274
Issued to shareholders electing to receive payments of distributions in Fund shares	964,078	10,161,384	402,704	5,227,095
Redemptions	(4,947,577)	(57,407,638)	(2,618,985)	(31,310,730)
Net increase	14,995,484	$182,063,035	2,690,622	$ 31,510,639
At October 31, 2023, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 9.5% of the value of the outstanding shares of the Fund.
16

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging and Frontier Countries Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
17

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended October 31, 2023, the Fund designates approximately $5,633,132, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended October 31, 2023, the Fund paid foreign taxes of $567,575 and recognized foreign source income of $8,623,141.
163(j) Interest Dividends. For the fiscal year ended October 31, 2023, the Fund designates 0.87% of distributions from net investment income as a 163(j) interest dividend.
18

Global Macro Capital Opportunities Portfolio
October 31, 2023
Portfolio of Investments

Common Stocks — 84.8%
Security	Shares	Value
Belgium — 0.1%
Cenergy Holdings S.A.	60,106	$ 404,299
		$ 404,299
Bulgaria — 0.2%
Eurohold Bulgaria AD(1)	978,120	$ 899,482
		$ 899,482
China — 0.0%(2)
Ganfeng Lithium Group Co., Ltd., Class H(3)	2,800	$ 10,057
		$ 10,057
Cyprus — 3.0%
Bank of Cyprus Holdings PLC(4)	45,800	$ 141,568
Bank of Cyprus Holdings PLC(4)	2,841,093	8,759,831
Optima bank S.A.(1)	339,741	2,552,308
		$ 11,453,707
Georgia — 7.2%
Bank of Georgia Group PLC	206,490	$ 8,360,204
Georgia Capital PLC(1)	1,014,117	11,368,973
TBC Bank Group PLC	227,322	7,429,109
		$ 27,158,286
Greece — 19.3%
Aegean Airlines S.A.(1)	74,253	$ 812,719
Alpha Services and Holdings S.A.(1)	4,593,637	6,876,365
Athens Water Supply & Sewage Co. S.A.	87,668	520,945
Autohellas Tourist & Trading S.A.	39,638	534,040
Ellaktor S.A.(1)	179,472	353,790
Eurobank Ergasias Services and Holdings S.A.(1)	5,488,394	8,970,910
GEK Terna Holding Real Estate Construction S.A.	119,525	1,670,550
Hellenic Telecommunications Organization S.A.	396,797	5,561,661
Helleniq Energy Holdings S.A.	121,665	893,288
Holding Co. ADMIE IPTO S.A.	239,157	506,844
Ideal Holdings S.A.(1)	23,943	147,479
JUMBO S.A.	243,322	6,401,937
LAMDA Development S.A.(1)	144,089	927,660
Motor Oil (Hellas) Corinth Refineries S.A.	139,914	3,332,414
Mytilineos S.A.	221,742	8,214,299
National Bank of Greece S.A.(1)	1,136,445	6,508,819
OPAP S.A.	374,475	6,342,966
Piraeus Financial Holdings S.A.(1)	2,058,570	6,101,898
Security	Shares	Value
Greece (continued)
Public Power Corp. S.A.(1)	422,686	$ 4,314,378
Sarantis S.A.	62,205	516,797
Terna Energy S.A.	109,639	1,645,224
Titan Cement International S.A.	78,547	1,471,063
		$ 72,626,046
India — 7.8%
Adani Energy Solutions, Ltd.(1)	12,259	$ 112,995
Adani Green Energy, Ltd.(1)	14,178	154,523
Affle India, Ltd.(1)	36,000	455,429
Angel One, Ltd.	23,000	714,679
Apollo Hospitals Enterprise, Ltd.	4,774	277,697
Asian Paints, Ltd.	1,872	67,506
Avenue Supermarts, Ltd.(1)(3)	7,154	312,277
Bajaj Finance, Ltd.	24,417	2,198,796
Bajaj Finserv, Ltd.	16,719	315,047
Bharti Airtel, Ltd.	95,293	1,046,165
Brightcom Group, Ltd.(1)	899,000	181,823
Cholamandalam Investment & Finance Co., Ltd.	14,109	193,403
Cipla, Ltd.	3,388	48,965
Divi's Laboratories, Ltd.	6,252	254,934
Dr. Reddy's Laboratories, Ltd.	739	47,667
Easy Trip Planners, Ltd.(1)	321,000	152,895
Eicher Motors, Ltd.	1,090	43,146
FSN E-Commerce Ventures, Ltd.(1)	442,000	740,167
GAIL (India), Ltd.	88,026	126,760
Grasim Industries, Ltd.	11,746	266,507
Happiest Minds Technologies, Ltd.	50,000	492,412
Havells India, Ltd.	9,907	148,662
HCL Technologies, Ltd.	4,848	74,332
HDFC Bank, Ltd.	10,936	193,857
HDFC Life Insurance Co., Ltd.(3)	6,699	49,970
Hindalco Industries, Ltd.	57,847	319,683
Hindustan Unilever, Ltd.	3,395	101,318
ICICI Securities, Ltd.(3)	60,000	462,761
IndiaMart InterMesh, Ltd.(3)	20,000	636,728
Indian Energy Exchange, Ltd.(3)	362,000	547,895
Indian Railway Catering & Tourism Corp., Ltd.	122,683	981,190
Info Edge India, Ltd.	22,581	1,112,437
Infosys, Ltd.	11,970	197,122
Intellect Design Arena, Ltd.	52,000	425,968
ITC, Ltd.	14,140	72,795
Jindal Steel & Power, Ltd.	13,591	103,484
Jio Financial Services, Ltd.(1)	162,358	425,401
JSW Steel, Ltd.	31,961	282,505
Jubilant FoodWorks, Ltd.	142,996	857,758

19
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
India (continued)
Larsen & Toubro, Ltd.	25,733	$ 903,697
LTIMindtree, Ltd.(3)	3,328	202,582
Mahindra & Mahindra, Ltd.	36,818	647,634
Maruti Suzuki India, Ltd.	596	74,410
Mphasis, Ltd.	3,178	81,082
Nazara Technologies, Ltd.(1)	23,000	224,086
Nestle India, Ltd.	193	56,241
NTPC, Ltd.	22,489	63,836
One 97 Communications, Ltd.(1)	79,000	870,310
PB Fintech, Ltd.(1)	91,000	764,962
Petronet LNG, Ltd.	28,740	68,682
PI Industries, Ltd.	2,863	116,646
Power Grid Corp. of India, Ltd.	23,545	57,043
Reliance Industries, Ltd.	163,358	4,494,142
Route Mobile, Ltd.	19,000	354,117
SBI Cards & Payment Services, Ltd.	9,055	81,515
SBI Life Insurance Co., Ltd.(3)	2,822	46,420
SRF, Ltd.	5,781	151,931
Sun Pharmaceutical Industries, Ltd.	5,217	67,982
Tanla Platforms, Ltd.	47,000	539,187
Tata Consultancy Services, Ltd.	3,464	140,362
Tata Consumer Products, Ltd.	26,081	282,059
Tata Elxsi, Ltd.	1,296	119,071
Tata Motors, Ltd.	11,778	89,080
Tata Steel, Ltd.	327,127	467,396
Tech Mahindra, Ltd.	3,441	46,888
Titan Co., Ltd.	15,533	596,281
Trent, Ltd.	6,864	178,107
Tube Investments of India, Ltd.	4,113	155,806
UltraTech Cement, Ltd.	4,517	458,102
UPL, Ltd.	18,027	117,070
Varun Beverages, Ltd.	17,020	187,079
Wipro, Ltd.	7,963	36,661
Zomato, Ltd.(1)	1,246,000	1,570,723
		$ 29,508,849
Indonesia — 3.7%
Adaro Energy Indonesia Tbk PT	2,449,800	$ 395,273
Astra International Tbk PT	3,027,700	1,101,415
Bank Central Asia Tbk PT	5,995,400	3,302,989
Bank Jago Tbk PT(1)	626,600	62,214
Bank Mandiri Persero Tbk PT	4,386,800	1,567,193
Bank Negara Indonesia Persero Tbk PT	2,419,400	730,142
Bank Rakyat Indonesia Persero Tbk PT	7,475,184	2,337,370
Barito Pacific Tbk PT	4,808,843	340,772
Charoen Pokphand Indonesia Tbk PT(1)	1,315,900	480,552
Security	Shares	Value
Indonesia (continued)
Kalbe Farma Tbk PT	3,818,800	$ 406,147
Merdeka Copper Gold Tbk PT(1)	2,079,800	291,704
Sumber Alfaria Trijaya Tbk PT	2,968,200	540,203
Telkom Indonesia Persero Tbk PT	6,925,700	1,518,222
Unilever Indonesia Tbk PT	1,221,400	278,490
United Tractors Tbk PT	284,400	450,065
		$ 13,802,751
Nigeria — 0.0%(2)
Airtel Africa PLC(3)	40,000	$ 55,101
		$ 55,101
Philippines — 2.1%
Aboitiz Equity Ventures, Inc.	345,400	$ 278,852
Ayala Corp.	62,300	666,097
Ayala Land, Inc.	1,379,700	678,883
Bank of the Philippine Islands	416,200	737,907
BDO Unibank, Inc.	477,200	1,074,164
International Container Terminal Services, Inc.	210,600	746,161
JG Summit Holdings, Inc.	542,300	351,757
Jollibee Foods Corp.	92,300	333,646
Manila Electric Co.	58,200	364,325
Metropolitan Bank & Trust Co.	380,300	350,674
PLDT, Inc.	15,700	335,478
SM Investments Corp.	50,100	708,078
SM Prime Holdings, Inc.	2,083,000	1,102,073
Universal Robina Corp.	175,000	337,371
		$ 8,065,466
Poland — 6.3%
Alior Bank S.A.(1)	27,900	$ 439,223
Allegro.eu S.A.(1)(3)	78,300	561,668
Asseco Poland S.A.	31,200	571,265
Bank Millennium S.A.(1)	204,300	355,477
Bank Polska Kasa Opieki S.A.	64,200	1,950,857
Budimex S.A.	7,500	839,576
CCC S.A.(1)	24,200	229,040
CD Projekt S.A.	37,000	923,768
Cyfrowy Polsat S.A.(1)	148,600	463,327
Dino Polska S.A.(1)(3)	8,400	795,945
Enea S.A.(1)	150,300	260,521
Eurocash S.A.	48,400	161,013
Grupa Azoty S.A.(1)	28,800	150,689
Grupa Kety S.A.	5,700	961,496
Jastrzebska Spolka Weglowa S.A.(1)	30,500	362,326
KGHM Polska Miedz S.A.	81,700	2,180,187

20
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Poland (continued)
KRUK S.A.	5,500	$ 608,435
LPP S.A.	700	2,255,022
mBank S.A.(1)	5,000	618,116
Orange Polska S.A.	374,400	694,472
ORLEN S.A.	105,600	1,669,949
PGE S.A.(1)	512,000	889,199
Powszechna Kasa Oszczednosci Bank Polski S.A.(1)	163,200	1,690,550
Powszechny Zaklad Ubezpieczen S.A.	202,500	2,291,465
Santander Bank Polska S.A.(1)	6,500	705,945
Tauron Polska Energia S.A.(1)	616,500	542,191
Text S.A.	10,700	288,280
Warsaw Stock Exchange	8,800	81,726
XTB S.A.(3)	15,200	118,173
		$ 23,659,901
Saudi Arabia — 3.2%
Advanced Petrochemical Co.	48,600	$ 483,867
Al Hammadi Holding	35,300	508,377
Almarai Co. JSC	17,800	265,228
Arabian Contracting Services Co.	15,600	838,702
Arabian Internet & Communications Services Co.	7,100	592,619
Ataa Educational Co.	29,094	477,606
Dallah Healthcare Co.	11,603	457,775
Dr Sulaiman Al Habib Medical Services Group Co.	5,100	342,559
Etihad Etisalat Co.	65,000	799,009
Jarir Marketing Co.	121,000	467,001
National Co. for Learning & Education	17,800	467,760
SABIC Agri-Nutrients Co.	11,200	399,874
Saudi Arabian Mining Co.(1)	57,900	554,751
Saudi Arabian Oil Co.(3)	116,710	1,036,893
Saudi Basic Industries Corp.	40,600	834,299
Saudi Electricity Co.	49,600	235,488
Saudi Industrial Investment Group	93,300	596,771
Saudi Telecom Co.	68,400	700,697
Savola Group (The)	80,200	778,378
Theeb Rent A Car Co.	25,800	419,947
United International Transportation Co.	33,200	595,562
		$ 11,853,163
Serbia — 0.3%
Metalac AD(1)	67,357	$ 940,419
		$ 940,419
Slovenia — 1.9%
Nova Ljubljanska Banka dd(3)	72,121	$ 5,711,221
Security	Shares	Value
Slovenia (continued)
Nova Ljubljanska Banka dd GDR(5)	60,052	$ 919,056
Petrol DD Ljubljana	18,600	456,816
		$ 7,087,093
South Korea — 7.4%
AMOREPACIFIC Corp.	1,140	$ 107,007
Celltrion Healthcare Co., Ltd.	4,463	220,765
Celltrion, Inc.	4,945	549,159
CJ CheilJedang Corp.	339	71,019
Cosmo AM&T Co., Ltd.(1)	900	93,701
Coway Co., Ltd.	2,186	69,954
DB Insurance Co., Ltd.	2,673	173,902
Doosan Enerbility Co., Ltd.(1)	21,359	212,821
Ecopro BM Co., Ltd.	2,248	328,876
Hana Financial Group, Inc.	13,526	393,292
Hanwha Aerospace Co., Ltd.	1,500	112,772
Hanwha Galleria Corp.(1)	4,611	3,451
Hanwha Solutions Corp.(1)	4,088	87,075
HD Korea Shipbuilding & Offshore Engineering Co., Ltd.(1)	2,316	155,364
HLB, Inc.(1)	4,453	95,944
HMM Co., Ltd.	9,451	102,366
HYBE Co., Ltd.(1)	432	70,357
Hyundai Engineering & Construction Co., Ltd.	3,379	83,802
Hyundai Glovis Co., Ltd.	762	96,706
Hyundai Mobis Co., Ltd.	2,890	447,559
Hyundai Motor Co.	5,831	734,613
Hyundai Steel Co.	2,500	60,796
Kakao Corp.	13,862	390,712
KB Financial Group, Inc.	16,629	633,868
Kia Corp.	11,114	634,959
Korea Aerospace Industries, Ltd.	2,870	94,436
Korea Electric Power Corp.(1)	9,138	114,380
Korea Investment Holdings Co., Ltd.	1,239	46,318
Korea Zinc Co., Ltd.	330	114,681
Korean Air Lines Co., Ltd.	6,673	101,531
Krafton, Inc.(1)	869	105,785
KT&G Corp.	5,085	320,779
L&F Co., Ltd.	839	81,612
LG Chem, Ltd.	2,023	663,022
LG Corp.	4,829	276,407
LG Display Co., Ltd.(1)	9,346	84,569
LG Electronics, Inc.	5,323	394,876
LG Energy Solution, Ltd.(1)	1,583	453,796
LG H&H Co., Ltd.	316	74,084
LG Innotek Co., Ltd.	522	86,638
Lotte Chemical Corp.	607	65,918

21
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
South Korea (continued)
Meritz Financial Group, Inc.	5,370	$ 199,859
Naver Corp.	6,088	851,121
NCSoft Corp.	575	99,341
Pearl Abyss Corp.(1)	890	32,606
POSCO Chemical Co., Ltd.	1,555	274,027
POSCO Holdings, Inc.	3,243	992,764
Posco International Corp.	2,974	110,931
Samsung Biologics Co., Ltd.(1)(3)	802	421,617
Samsung C&T Corp.	4,209	332,787
Samsung Electro-Mechanics Co., Ltd.	2,692	248,905
Samsung Electronics Co., Ltd.	195,999	9,755,826
Samsung Engineering Co., Ltd.(1)	8,539	150,497
Samsung Fire & Marine Insurance Co., Ltd.	1,547	295,821
Samsung Heavy Industries Co., Ltd.(1)	31,961	162,026
Samsung Life Insurance Co., Ltd.	4,061	217,423
Samsung SDI Co., Ltd.	2,388	756,124
Samsung SDS Co., Ltd.	2,013	206,342
Shinhan Financial Group Co., Ltd.	19,340	497,120
SK Bioscience Co., Ltd.(1)	942	42,397
SK Hynix, Inc.	26,391	2,291,850
SK Innovation Co., Ltd.(1)	2,937	267,574
SK Square Co., Ltd.(1)	3,831	121,052
SK, Inc.	1,234	130,102
S-Oil Corp.	1,757	86,712
Woori Financial Group, Inc.	30,239	267,094
Yuhan Corp.	2,980	127,032
		$ 27,948,622
Spain — 0.1%
AmRest Holdings SE(1)	46,500	$ 294,937
		$ 294,937
Sri Lanka — 2.3%
Browns Investments PLC(1)	19,464,638	$ 303,320
Commercial Bank of Ceylon PLC(1)	4,535,356	1,136,504
Dialog Axiata PLC(1)	11,855,734	340,402
Expolanka Holdings PLC	2,214,372	862,260
Hatton National Bank PLC(1)	1,859,171	928,991
John Keells Holdings PLC	5,860,590	3,440,265
LOLC Holdings PLC(1)	488,858	579,131
Sampath Bank PLC	6,019,065	1,185,117
		$ 8,775,990
Taiwan — 2.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	533,000	$ 8,705,226
		$ 8,705,226
Security	Shares	Value
Turkey — 3.8%
Akbank T.A.S.	1,139,909	$ 1,187,504
Aselsan Elektronik Sanayi Ve Ticaret AS	412,502	602,407
BIM Birlesik Magazalar AS	151,352	1,455,592
Eregli Demir ve Celik Fabrikalari TAS(1)	444,378	594,897
Ford Otomotiv Sanayi AS	23,111	642,180
Haci Omer Sabanci Holding AS	358,830	678,629
Hektas Ticaret TAS(1)	374,632	290,687
KOC Holding AS	256,572	1,241,059
Koza Altin Isletmeleri AS	328,999	255,454
Pegasus Hava Tasimaciligi AS(1)	14,498	361,236
Sasa Polyester Sanayi AS(1)	350,238	530,454
Tofas Turk Otomobil Fabrikasi AS	38,195	324,743
Turk Hava Yollari AO(1)	180,099	1,382,781
Turkcell Iletisim Hizmetleri AS(1)	396,563	672,499
Turkiye Is Bankasi AS, Class C	1,238,331	920,469
Turkiye Petrol Rafinerileri AS	317,638	1,593,601
Turkiye Sise ve Cam Fabrikalari AS	439,174	735,825
Yapi ve Kredi Bankasi AS	1,247,407	761,308
		$ 14,231,325
United Arab Emirates — 8.0%
Abu Dhabi Commercial Bank PJSC	552,750	$ 1,207,913
Abu Dhabi Islamic Bank PJSC	329,659	923,750
Abu Dhabi National Oil Co. for Distribution PJSC	470,000	429,988
Agthia Group PJSC	1,296,034	1,571,483
Air Arabia PJSC	2,257,172	1,610,863
Al Ansari Financial Services PJSC(1)	1,805,311	564,998
Al Waha Capital PJSC	4,117,465	2,131,484
Al Yah Satellite Communications Co. PJSC (Yahsat)	2,242,854	1,551,145
Aldar Properties PJSC	1,739,556	2,464,176
Amanat Holdings PJSC	6,091,633	1,650,143
Americana Restaurants International PLC	494,400	499,514
Aramex PJSC	454,227	284,828
Deyaar Development PJSC(1)	9,480,540	1,519,723
Dubai Electricity & Water Authority PJSC	1,686,287	1,092,440
Dubai Islamic Bank PJSC	584,077	858,704
Emaar Properties PJSC	1,589,891	2,896,437
Emirates Central Cooling Systems Corp.	3,502,706	1,706,314
Emirates NBD Bank PJSC	100,660	464,674
Emirates Telecommunications Group Co. PJSC	353,100	1,774,668
First Abu Dhabi Bank PJSC	448,554	1,548,699
Multiply Group PJSC(1)	345,100	319,772
National Central Cooling Co. PJSC	689,840	657,451
Q Holding PJSC(1)	227,300	190,672

22
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
United Arab Emirates (continued)
Ras Al Khaimah Ceramics	3,202,255	$ 2,118,691
Taaleem Holdings PJSC(1)	29,300	31,012
		$ 30,069,542
United Kingdom — 0.1%
Pepco Group N.V.(1)(5)	102,800	$ 416,660
		$ 416,660
Vietnam — 5.7%
Digiworld Corp.	1,064,800	$ 1,828,762
Duc Giang Chemicals JSC	712,600	2,297,874
FPT Corp.	1,838,970	6,430,313
FPT Digital Retail JSC	663,860	2,359,157
Gemadept Corp.	745,200	1,795,166
Mobile World Investment Corp.	1,041,098	1,602,134
Novaland Investment Group Corp.(1)	7,524	3,975
Phat Dat Real Estate Development Corp.(1)	3,271	2,804
Phu Nhuan Jewelry JSC	1,185,066	3,478,690
Refrigeration Electrical Engineering Corp.	629,803	1,442,824
		$ 21,241,699
Total Common Stocks (identified cost $289,792,424)		$319,208,621

Loan Participation Notes — 2.7%
Security	Principal Amount (000's omitted)		Value
Uzbekistan — 2.7%
Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/25(5)(6)(7)	UZS	48,512,190	$ 3,876,468
Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank "Asaka"), 18.70%, 7/21/26(5)(6)(7)	UZS	81,043,560	6,175,859
Total Loan Participation Notes (identified cost $10,780,060)			$ 10,052,327

Preferred Stocks — 0.4%
Security	Shares	Value
South Korea — 0.4%
Hanwha Galleria Co., Ltd.(1)	45	$ 95
Hanwha Solutions Corp.(1)	40	581
Hyundai Motor Co., Ltd.	1,499	111,364
Security	Shares	Value
South Korea (continued)
LG Chem, Ltd.	400	$ 83,542
Samsung Electronics Co., Ltd.	36,110	1,441,681
Total Preferred Stocks (identified cost $1,614,418)		$ 1,637,263

Rights — 0.0%(2)
Security	Shares	Value
South Korea — 0.0%(2)
Cosmo AM&T Co., Ltd., Exp. 11/7/23(1)	47	$ 578
Total Rights (identified cost $0)		$ 578

Sovereign Government Bonds — 0.1%
Security	Principal Amount (000's omitted)		Value
Greece — 0.1%
Hellenic Republic Government Bond, 0.00%, GDP-Linked, 10/15/42	EUR	79,360	$ 264,073
Total Sovereign Government Bonds (identified cost $335,579)			$ 264,073

Short-Term Investments — 8.1%
Affiliated Fund — 7.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25%(8)	28,891,215	$ 28,891,215
Total Affiliated Fund (identified cost $28,891,215)		$ 28,891,215

U.S. Treasury Obligations — 0.4%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills, 0.00%, 11/30/23(9)	$1,500	$ 1,493,615
Total U.S. Treasury Obligations (identified cost $1,493,566)		$ 1,493,615
Total Short-Term Investments (identified cost $30,384,781)		$ 30,384,830

23
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Value
Total Investments — 96.1% (identified cost $332,907,262)	$361,547,692
Other Assets, Less Liabilities — 3.9%	$ 14,862,366
Net Assets — 100.0%	$376,410,058
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $10,969,308 or 2.9% of the Portfolio's net assets.
(4)	Securities are traded on separate exchanges for the same entity.
(5)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $11,388,043 or 3.0% of the Portfolio's net assets.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).
(7)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(8)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.
Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value
Financials	34.5%	$129,992,422
Industrials	10.5	39,522,327
Consumer Discretionary	9.8	37,050,392
Information Technology	9.7	36,320,976
Communication Services	5.5	20,799,013
Materials	4.5	17,026,431
Energy	3.8	14,288,593
Utilities	3.6	13,364,857
Real Estate	2.6	9,595,731
Consumer Staples	2.4	9,069,030
Health Care	1.0	3,869,017
Government	0.1	264,073
Short-Term Investments	8.1	30,384,830
Total Investments	96.1%	$361,547,692

Forward Foreign Currency Exchange Contracts (Centrally Cleared)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	1,296,988	USD	1,388,841	12/20/23	$ (13,438)
EUR	19,062,884	USD	20,412,917	12/20/23	(197,517)
INR	971,000,000	USD	11,702,687	12/20/23	(59,255)
INR	980,000,000	USD	11,810,658	12/20/23	(59,306)
KRW	15,124,000,000	USD	11,408,657	12/20/23	(200,203)
KRW	18,376,000,000	USD	13,867,109	12/20/23	(248,586)
USD	7,326,391	EUR	6,841,851	12/20/23	70,891
USD	4,441,849	EUR	4,148,082	12/20/23	42,980
USD	3,832,413	EUR	3,578,952	12/20/23	37,083
USD	2,299,163	EUR	2,147,105	12/20/23	22,247
USD	2,263,434	EUR	2,113,739	12/20/23	21,901
USD	1,659,771	EUR	1,550,000	12/20/23	16,060
USD	22,900,292	EUR	21,700,000	12/20/23	(111,661)
					$ (678,804)
24
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	23,639,464	CNH	168,000,000	BNP Paribas	11/24/23	$ 720,769	$ —
USD	22,319,552	CNH	155,348,700	HSBC Bank USA, N.A.	11/24/23	1,126,756	—
USD	15,175,804	EUR	14,250,000	HSBC Bank USA, N.A.	12/20/23	64,268	—
						$1,911,793	$ —
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Equity Futures
MSCI Emerging Markets Index	240	Long	12/15/23	$11,030,400	$ (729,771)
					$(729,771)
Total Return Swaps (OTC)
Counterparty	Notional Amount (000's omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)
Citibank, N.A.	KRW	103,250	Positive Return on KOSPI 200 Index Futures 12/2023 (pays upon termination)	Negative Return on KOSPI 200 Index Futures 12/2023 (pays upon termination)	12/14/23	$ (2,227,335)
						$(2,227,335)
Abbreviations:
GDP	– Gross Domestic Product
GDR	– Global Depositary Receipt
OTC	– Over-the-counter
Currency Abbreviations:
CNH	– Yuan Renminbi Offshore
EUR	– Euro
INR	– Indian Rupee
KRW	– South Korean Won
USD	– United States Dollar
UZS	– Uzbekistani Som
25
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $304,016,047)	$ 332,656,477
Affiliated investments, at value (identified cost $28,891,215)	28,891,215
Cash	94,390
Deposits for derivatives collateral:
Futures contracts	319,754
Centrally cleared derivatives	2,962,242
OTC derivatives	2,986,310
Foreign currency, at value (identified cost $3,462,469)	3,454,161
Interest and dividends receivable	749,802
Dividends receivable from affiliated investments	74,038
Receivable for investments sold	5,451,889
Receivable for variation margin on open futures contracts	484,160
Receivable for open forward foreign currency exchange contracts	1,911,793
Tax reclaims receivable	12,723
Receivable from affiliates	106,333
Trustees' deferred compensation plan	10,628
Other assets	307,980
Total assets	$380,473,895
Liabilities
Cash collateral due to brokers	$ 710,000
Payable for investments purchased	435,453
Payable for variation margin on open centrally cleared derivatives	27,970
Payable for open swap contracts	2,227,335
Payable to affiliates:
Investment adviser fee	311,855
Trustees' fees	1,462
Trustees' deferred compensation plan	10,628
Accrued foreign capital gains taxes	50,898
Accrued expenses	288,236
Total liabilities	$ 4,063,837
Net Assets applicable to investors' interest in Portfolio	$376,410,058
26
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $589,830)	$ 7,357,741
Dividend income from affiliated investments	386,696
Interest income (net of foreign taxes withheld of $36)	1,080,994
Total investment income	$ 8,825,431
Expenses
Investment adviser fee	$ 2,549,271
Trustees’ fees and expenses	15,306
Custodian fee	392,142
Legal and accounting services	80,058
Miscellaneous	30,403
Total expenses	$ 3,067,180
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 137,801
Total expense reductions	$ 137,801
Net expenses	$ 2,929,379
Net investment income	$ 5,896,052
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions (net of foreign capital gains taxes of $346,976)	$ (6,873,724)
Written options	(2,041)
Futures contracts	(3,748,918)
Swap contracts	468,682
Foreign currency transactions	388,649
Forward foreign currency exchange contracts	1,886,910
Net realized loss	$ (7,880,442)
Change in unrealized appreciation (depreciation):
Investments (including net increase in accrued foreign capital gains taxes of $40,000)	$ 26,784,711
Futures contracts	(728,448)
Swap contracts	(2,227,335)
Foreign currency	33,568
Forward foreign currency exchange contracts	(1,343,729)
Net change in unrealized appreciation (depreciation)	$22,518,767
Net realized and unrealized gain	$14,638,325
Net increase in net assets from operations	$20,534,377
27
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 5,896,052	$ 4,053,926
Net realized loss	(7,880,442)	(1,544,196)
Net change in unrealized appreciation (depreciation)	22,518,767	(36,582,335)
Net increase (decrease) in net assets from operations	$ 20,534,377	$ (34,072,605)
Capital transactions:
Contributions	$ 190,449,338	$ 40,153,386
Withdrawals	(18,206,673)	(12,951,136)
Net increase in net assets from capital transactions	$172,242,665	$ 27,202,250
Net increase (decrease) in net assets	$192,777,042	$ (6,870,355)
Net Assets
At beginning of year	$ 183,633,016	$ 190,503,371
At end of year	$376,410,058	$183,633,016
28
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Financial Highlights

	Year Ended October 31,
	2023	2022	2021	2020	2019
Ratios/Supplemental Data
Ratios (as a percentage of average daily net assets):
Expenses	1.15% (1)(2)	1.26% (1)	1.24%	1.28%	1.29% (3)
Net investment income	2.30%	2.17%	1.04%	0.84%	1.29%
Portfolio Turnover	69%	67%	70%	44%	43%
Total Return	16.11% (2)	(16.87)%	35.70%	(2.84)%	7.44%
Net assets, end of year (000’s omitted)	$376,410	$183,633	$190,503	$145,694	$179,334
(1)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Portfolio’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(2)	The investment adviser reimbursed certain operating expenses (equal to 0.05% of average daily net assets for the year ended October 31, 2023). Absent this reimbursement, total return would be lower.
(3)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.
29
See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2023, Eaton Vance Emerging and Frontier Countries Equity Fund held an interest of approximately 100% in the Portfolio.
The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Derivatives. Futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.
Foreign Securities, Futures Contracts and Currencies. Foreign securities, futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Foreign ownership of shares of certain Indian companies may be subject to limitations. When foreign ownership of such an Indian company’s shares approaches the limitation, foreign investors may be willing to pay a premium to the local share price to acquire shares from other foreign investors. Such shares are valued at the closing price for foreign investors as provided by the exchange on which they trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign futures contracts.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Portfolio’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
30

Global Macro Capital Opportunities Portfolio
October 31, 2023
Notes to Financial Statements — continued

B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.
D  Federal and Other Taxes—The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.
In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments.
As of October 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications—Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.
H  Futures Contracts—Upon entering into a futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.
I   Forward Foreign Currency Exchange Contracts—The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.
31

Global Macro Capital Opportunities Portfolio
October 31, 2023
Notes to Financial Statements — continued

J  Purchased Options—Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
K  Written Options—Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
L  Total Return Swaps—In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
2  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Portfolio. The investment adviser fee is computed at an annual rate as a percentage of the Portfolio’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%
For the year ended October 31, 2023, the Portfolio’s investment adviser fee amounted to $2,549,271 or 1.00% of the Portfolio’s average daily net assets. Pursuant to an expense reimbursement, BMR was allocated $125,974 of the Portfolio’s operating expenses for the year ended October 31, 2023. Pursuant to an investment sub-advisory agreement effective January 1, 2023, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and an indirect, wholly-owned subsidiary of Morgan Stanley. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio.
The Portfolio may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser fee paid by the Portfolio is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $11,827 relating to the Portfolio’s investment in the Liquidity Fund.
Trustees and officers of the Portfolio who are members of BMR’s organization receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organization.
3  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $301,467,725 and $164,592,011, respectively, for the year ended October 31, 2023.
32

Global Macro Capital Opportunities Portfolio
October 31, 2023
Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 339,004,767
Gross unrealized appreciation	$ 38,593,994
Gross unrealized depreciation	(18,278,404)
Net unrealized appreciation	$ 20,315,590
5  Financial Instruments
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2023 is included in the Portfolio of Investments. At October 31, 2023, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:
Equity Price Risk: During the year ended October 31, 2023, the Portfolio entered into equity futures contracts and total return swaps to enhance total return, to manage certain investment risks and/or as a substitute for the purchase of securities.
Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.
The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $2,227,335. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $3,771,673 at October 31, 2023.
The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.
The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at October 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2023.
33

Global Macro Capital Opportunities Portfolio
October 31, 2023
Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2023 was as follows:
	Fair Value
Statement of Assets and Liabilities Caption	Equity Price	Foreign Exchange	Total
Not applicable	$ —	$ 211,162*	$ 211,162
Receivable for open forward foreign currency exchange contracts	—	1,911,793	1,911,793
Total Asset Derivatives	$ —	$2,122,955	$ 2,122,955
Derivatives not subject to master netting or similar agreements	$ —	$ 211,162	$ 211,162
Total Asset Derivatives subject to master netting or similar agreements	$ —	$1,911,793	$ 1,911,793
Not applicable	$ (729,771)*	$ (889,966)*	$ (1,619,737)
Payable for open swap contracts	(2,227,335)	—	(2,227,335)
Total Liability Derivatives	$(2,957,106)	$ (889,966)	$(3,847,072)
Derivatives not subject to master netting or similar agreements	$ (729,771)	$ (889,966)	$(1,619,737)
Total Liability Derivatives subject to master netting or similar agreements	$(2,227,335)	$ —	$(2,227,335)
*	Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.
The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received
BNP Paribas	$ 720,769	$ —	$ —	$ (710,000)	$ 10,769	$ 710,000
HSBC Bank USA, N.A.	1,191,024	—	(1,051,762)	—	139,262	—
	$1,911,793	$ —	$(1,051,762)	$(710,000)	$150,031	$710,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged
Citibank, N.A.	$(2,227,335)	$ —	$1,493,615	$733,720	$ —	$2,278,058
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
34

Global Macro Capital Opportunities Portfolio
October 31, 2023
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2023 was as follows:
Statement of Operations Caption	Equity Price	Foreign Exchange	Total
Net realized gain (loss):
Investment transactions	$ —	$ 401,503(1)	$ 401,503
Written options	—	(2,041)	(2,041)
Futures contracts	(3,748,918)	—	(3,748,918)
Swap contracts	468,682	—	468,682
Forward foreign currency exchange contracts	—	1,886,910	1,886,910
Total	$(3,280,236)	$ 2,286,372	$ (993,864)
Change in unrealized appreciation (depreciation):
Futures contracts	$ (728,448)	$ —	$ (728,448)
Swap contracts	(2,227,335)	—	(2,227,335)
Forward foreign currency exchange contracts	—	(1,343,729)	(1,343,729)
Total	$(2,955,783)	$(1,343,729)	$(4,299,512)
(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Forward Foreign Currency Exchange Contracts*	Swap Contracts
$24,801,000	$140,989,000	$13,214,000
*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average principal amount of purchased and written currency options contracts outstanding during the year ended October 31, 2023, which are indicative of the volume of these derivative types, were approximately $10,431,000 and $10,431,000, respectively.
6  Line of Credit
The Portfolio participates with other portfolios and funds managed by BMR and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2023.
35

Global Macro Capital Opportunities Portfolio
October 31, 2023
Notes to Financial Statements — continued

7  Affiliated Investments
At October 31, 2023, the value of the Portfolio's investment in funds that may be deemed to be affiliated was $28,891,215, which represents 7.7% of the Portfolio's net assets. Transactions in such investments by the Portfolio for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$2,240,401	$238,000,029	$(211,349,215)	$ —	$ —	$28,891,215	$386,696	28,891,215
8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Asia/Pacific	$ 425,401	$ 117,633,259	$ —	$ 118,058,660
Developed Europe	—	1,115,896	—	1,115,896
Emerging Europe	2,552,308	155,503,951	—	158,056,259
Middle East/Africa	—	41,977,806	—	41,977,806
Total Common Stocks	$ 2,977,709	$ 316,230,912*	$ —	$ 319,208,621
Loan Participation Notes	$ —	$ —	$ 10,052,327	$ 10,052,327
Preferred Stocks	—	1,637,263	—	1,637,263
Rights	—	578	—	578
Sovereign Government Bonds	—	264,073	—	264,073
Short-Term Investments:
Affiliated Fund	28,891,215	—	—	28,891,215
U.S. Treasury Obligations	—	1,493,615	—	1,493,615
Total Investments	$ 31,868,924	$ 319,626,441	$ 10,052,327	$ 361,547,692
Forward Foreign Currency Exchange Contracts	$ —	$ 2,122,955	$ —	$ 2,122,955
Total	$ 31,868,924	$ 321,749,396	$ 10,052,327	$ 363,670,647
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (889,966)	$ —	$ (889,966)
36

Global Macro Capital Opportunities Portfolio
October 31, 2023
Notes to Financial Statements — continued

Liability Description (continued)	Level 1	Level 2	Level 3	Total
Futures Contracts	$ (729,771)	$ —	$ —	$ (729,771)
Swap Contracts	—	(2,227,335)	—	(2,227,335)
Total	$ (729,771)	$ (3,117,301)	$ —	$ (3,847,072)
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Loan Participation Notes
Balance as of October 31, 2022	$ —
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	(727,733)
Cost of purchases	10,718,814
Proceeds from sales, including return of capital	—
Accrued discount (premium)	61,246
Transfers to Level 3	—
Transfers from Level 3	—
Balance as of October 31, 2023	$10,052,327
Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2023	$ (727,733)
The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of October 31, 2023:
Type of Investment	Fair Value as of October 31, 2023	Valuation Technique	Unobservable Input	Range of Unobservable Input	Impact to Valuation from an Increase to Input*
Loan Participation Notes	$10,052,327	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	5.46% - 9.79%**	Decrease
*	Represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.
**	The weighted average of the unobservable input is 8.17% based on relative principal amounts.
9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
37

Global Macro Capital Opportunities Portfolio
October 31, 2023
Notes to Financial Statements — continued

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.
Frontier markets are among the smallest and least mature investment markets. Frontier market countries may have greater political or economic instability and may also be subject to trade barriers, adjustments in currency values and developing or changing securities laws and other regulations. Investments in frontier market countries generally are less liquid and subject to greater price volatility than investments in developed markets or emerging markets.
38

Global Macro Capital Opportunities Portfolio
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Capital Opportunities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Global Macro Capital Opportunities Portfolio (the “Portfolio"), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.
39

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
1     Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.
40

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
41

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) and Eaton Vance Management (“EVM”), as well as the investment advisory agreement between Global Macro Capital Opportunities Portfolio (the “Portfolio”), the portfolio in which the Fund invests, and Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their respective fee structures, are in the interests of shareholders and, therefore, recommended to the Board approval of each agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund and the investment advisory agreement for the Portfolio (together, the “investment advisory agreements”). Eaton Vance Advisors International Ltd., an affiliate of each Adviser (the “Sub-adviser”), began serving as the sub-adviser to the Fund and the Portfolio on January 1, 2023. Accordingly, each investment sub-advisory agreement with the Sub-adviser was in its initial two-year term, and the Board was not required to approve each agreement at its meeting on June 8, 2023.
Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreements for the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.
The Board considered each Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund and the Portfolio, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. In this regard, the Board considered each Adviser’s responsibilities with respect to oversight of the Sub-adviser. In particular, the Board considered the abilities and experience of each Adviser’s and the Sub-adviser’s investment professionals in investing in equity securities traded in developed, emerging, frontier, and off-index markets. The Board considered the international investment capabilities of the Sub-adviser, which is based in London, and the benefits to the Fund and the Portfolio of having portfolio management services involving investments in international equities provided by investment professionals located abroad. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of each Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.
The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio.
The Board considered the compliance programs of each Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary, secondary and custom benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
42

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund and by the Portfolio for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered certain Fund specific factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by management in response to inquiries from the Contract Review Committee.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution or other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their respective relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also concluded that the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.
43

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 7, 2023, the Committee provided a written report to the Fund’s Board of Trustees/
Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
44

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Capital Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and the Portfolio’s affairs. The Board members and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Trustee holds office until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund's and the Portfolio's current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund and the Portfolio to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund and the Portfolio to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM” refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc.  EV is the trustee of each of EVM and BMR.  Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley.  Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda(1) 1980	Trustee	Since 2023	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Trust.
Other Directorships. None.
Noninterested Trustees
Alan C. Bowser 1962	Trustee	Since 2022	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm’s chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Trustee	Since 2016	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Trustee	Since 2014	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Trustee	Since 2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.
45

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Trustee	Since 2014	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Trustee	Since 2018	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Trustee	Since 2018	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Trustee	Since 2015	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Trustee	Since 2016	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser 1967	Trustee	Since 2022	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Kenneth A. Topping 1966	President	Since 2023	Vice President and Chief Administrative Officer of EVM and BMR and Chief Operating Officer for Public Markets at MSIM. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management 'Classic’ (2009-2020).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.
46

Eaton Vance
Emerging and Frontier Countries Equity Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)  Ms. Pachnanda began serving as Trustee effective April 1, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.
47

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
48

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
49

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.
Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Eaton Vance Funds.
50

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Investment Adviser of Global Macro Capital Opportunities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110
Investment Adviser and Administrator of Eaton Vance
Emerging and Frontier Countries Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
United Kingdom
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 534439
Pittsburgh, PA 15253-4439
(800) 262-1122
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

20357    10.31.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Emerging and Frontier Countries Equity Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Global Sovereign Opportunities Fund (formerly, Eaton Vance Global Bond Fund), Eaton Vance Global Income Builder Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Government Opportunities Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Multi-Asset Credit Fund, Eaton Vance Short Duration Government Income Fund, Eaton Vance Short Duration High Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Value Fund and Parametric Tax-Managed International Equity Fund (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 31 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2022 and October 31, 2023 by the Fund’s principal accountant, Deloitte and Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Emerging and Frontier Countries Equity Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$17,850	$18,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$0

Total	$18,200	$18,300

Eaton Vance Emerging Markets Local Income Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$24,550	$25,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$3,350	$0
All Other Fees(3)	$0	$0

Total	$27,900	$25,000

Eaton Vance Floating-Rate Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$30,650	$31,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,650	$0
All Other Fees(3)	$0	$0

Total	$32,300	$31,100

Eaton Vance Floating-Rate Advantage Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$30,450	$30,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,650	$0
All Other Fees(3)	$0	$0

Total	$32,100	$30,900

Eaton Vance Floating-Rate & High Income Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$34,700	$35,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,650	$0
All Other Fees(3)	$0	$0

Total	$36,350	$35,200

Eaton Vance Global Sovereign Opportunities Fund (formerly, Eaton Vance Global Bond Fund)
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$26,050	$26,500
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$0

Total	$26,400	$26,500

Eaton Vance Global Income Builder Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$17,650	$57,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,650	$0
All Other Fees(3)	$0	$0

Total	$19,300	$57,600

Eaton Vance Global Macro Absolute Return Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$30,650	$31,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$3,450	$0
All Other Fees(3)	$0	$0

Total	$34,100	$31,100

Eaton Vance Global Macro Absolute Return Advantage Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$29,050	$29,500
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$3,450	$0
All Other Fees(3)	$0	$0

Total	$32,500	$29,500

Eaton Vance Government Opportunities Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$61,433	$61,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$1,033

Total	$61,783	$62,333

Eaton Vance High Income Opportunities Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$28,350	$28,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$833

Total	$28,700	$29,633

Eaton Vance Multi-Asset Credit Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$81,233	$80,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$4,750	$0
All Other Fees(3)	$0	$533

Total	$85,983	$80,633

Eaton Vance Short Duration Government Income Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$95,367	$92,900
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$2,167

Total	$95,717	$95,067

Eaton Vance Short Duration High Income Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$58,650	$59,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$350	$0
All Other Fees(3)	$0	$0

Total	$59,000	$59,100

Eaton Vance Short Duration Strategic Income Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$53,650	$54,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$2,150	$0
All Other Fees(3)	$0	$0

Total	$55,800	$54,100

Eaton Vance Tax-Managed Equity Asset Allocation Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$43,650	$44,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$3,150	$0
All Other Fees(3)	$0	$0

Total	$46,800	$44,100

Eaton Vance Tax-Managed Global Dividend Income Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$43,950	$44,400
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,200	$0
All Other Fees(3)	$0	$1,000

Total	$50,150	$45,400

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$17,550	$18,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,650	$0
All Other Fees(3)	$0	$0

Total	$19,200	$18,000

Eaton Vance Tax-Managed Small-Cap Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$19,750	$20,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,650	$0
All Other Fees(3)	$0	$0

Total	$21,400	$20,200

Eaton Vance Tax-Managed Value Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$21,550	$22,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,300	$0
All Other Fees(3)	$0	$0

Total	$22,850	$22,000

Parametric Tax-Managed International Equity Fund
Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$17,650	$18,100
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,650	$0
All Other Fees(3)	$0	$0

Total	$19,300	$18,100

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, February 28, July 31, September 30, October 31, November 30, or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/21	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22	11/30/22	12/31/22	1/31/23	2/28/23	9/30/23	10/31/23
Audit Fees	$37,050	$111,700	$198,900	$24,050	$104,200	$816,633	$41,150	$130,600	$172,250	$27,150	$117,600	$828,300
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$13,000	$61,738	$78,353	$8,478	$5,000	$44,100	$0	$16,150	$14,695	$1,650	$0	$0
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$5,566

Total	$50,050	$173,438	$277,253	$32,528	$109,200	$860,733	$41,150	$146,750	$186,945	$28,800	$117,600	$833,866

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/21	1/31/22	2/28/22	9/30/22	10/31/22	12/31/22	1/31/23	2/28/23	9/30/23	10/31/23
Registrant(1)	$61,738	$78,353	$8,478	$5,000	$44,100	$16,150	$14,695	$4,350	$0	$5,566
Eaton Vance(2)	$51,800	$51,800	$51,800	$52,836	$52,836	$0	$0	$0	$52,836	$0

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Morgan Stanley. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date: December 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: December 22, 2023

By:	/s/ Kenneth A. Topping
Kenneth A. Topping
President

Date: December 22, 2023